Law Offices

                      DRINKER BIDDLE & REATH
               Philadelphia National Bank Building
                       1345 Chestnut Street
                     Philadelphia, PA  19107
                    Telephone:  (215) 988-2700
                          TELEX:  834684
                       FAX:  (215) 988-2757

                        February 28, 1997



VIA EDGAR TRANSMISSION
----------------------

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549


     Re:  PORTICO FUNDS, INC.
          (1933 ACT REGISTRATION NO. 33-18255)
          (1940 ACT REGISTRATION NO. 811-5380)
          ------------------------------------



Ladies and Gentlemen:
          On behalf of Portico Funds, Inc. (the "Fund"), I have transmitted herewith for filing Post-Effective Amendment No. 30 to the Fund's Registration Statement on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940.

          Pursuant to Rule 485(b) under the Securities Act of 1993, it is proposed that this Amendment become effective immediately on February 28, 1997. The purpose of this Amendment is to bring the financial statements up to date and make other non-material changes to the prospectuses and the statements of additional information of the Balanced Fund, Growth and Income Fund, Equity Index Fund, MidCore Growth Fund, Special Growth Fund, International Equity Fund, Tax-Exempt Intermediate Bond Fund, Short-Term Bond Market Fund, Intermediate Bond Market Fund, Bond IMMDEX/TM Fund, Money Market Fund, Institutional Money Market Fund, U.S. Treasury Money Market Fund, U.S. Government Money Market Fund, Tax-Exempt Money Market Fund and MicroCap Fund.

          Post-Effective Amendment No. 30 does not contain disclosures that would render it ineligible to become effective under Rule 485(b) of the Securities Act of 1933.

          As requested in the staff's generic comment letter dated February 25, 1994, we note for your information that shares of the Company are marketed in part through banks.


                                   Very truly yours,



                                   /s/ Kenneth L. Greenberg, Esq.

                                   Kenneth L. Greenberg, Esq.
KLG:CS
Enclosures
--------------------------------------------------------------------------------

                     SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549
                          ------------------------

                                 FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         x
                       Pre-Effective Amendment No.__
                      Post-Effective Amendment No. 30                     x
                                   and/or

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     x
                              Amendment No. 31                            x
                      (Check appropriate box or boxes)

                            PORTICO FUNDS, INC.
             (Exact Name of Registrant as Specified in Charter)

                            PORTICO FUNDS CENTER
                          615 EAST MICHIGAN STREET
                      MILWAUKEE, WISCONSIN  53201-3011
                  (Address of Principal Executive Offices)

    REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (414) 287-3909

                      W. BRUCE MCCONNEL, III, ESQUIRE
                           Drinker Biddle & Reath
                    Philadelphia National Bank Building
                            1345 Chestnut Street
                     Philadelphia, Pennsylvania  19107
                  (Name and Address of Agent for Service)

It is proposed that this filing will become effective(check appropriate box).

          immediately upon filing pursuant to paragraph (b)

     x    On _______  __, 199_ pursuant to paragraph (b)

          60 days after filing pursuant to paragraph (a)(i)

          on (date) pursuant to paragraph (a)(i)

          75 days after filing on _________, 199_ pursuant to paragraph (a)(ii)

          on ___________ __, 19__ pursuant to paragraph (a)(ii) of Rule 485.

     If appropriate, check the following box:

          this Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

     Registrant has registered an indefinite number of shares of its securities under the Securities Act of 1933, as amended, pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. The Registrant filed on behalf of the Money Market Fund, Institutional Money Market Fund, U.S. Treasury Money Market Fund, U.S. Government Money Market Fund, Tax-Exempt Money Market Fund, Short-Term Bond Market Fund, Intermediate Bond Market Fund, Tax-Exempt Intermediate Bond Fund, Bond IMMDEX/TM Fund, Balanced Fund, Growth & Income Fund, Special Growth Fund, Equity Index Fund, MidCore Growth Fund, International Equity Fund and MicroCap Fund its Rule 24f-2 Notice for its fiscal year ended October 31, 1996 on December 27, 1996.
-------------------------------------------------------------------------------


                            PORTICO FUNDS, INC.
                              (Retail Series)
                        Short-Term Bond Market Fund,
                       Intermediate Bond Market Fund,
                     Tax-Exempt Intermediate Bond Fund
                            Bond IMMDEX/TM Fund
                                 Form N-1A
                           Cross Reference Sheet
                      ________________________________

Part A
Item No.                                                  Prospectus Heading
--------                                                  -------------------

1.      Cover Page..................................      Cover Page

2.      Synopsis....................................      Expense Summary

3.      Condensed Financial Information.............      Financial
                                                          Highlights;
                                                          Performance
                                                          Calculations

4.      General Description of Registrant............     Cover Page;
                                                          Investment
                                                          Objectives and
                                                          Policies; Other
                                                          Investment
                                                          Information;
                                                          Description of
                                                          Shares; Invest-
                                                          ment Limitations

5.      Management of the Fund.......................     Management of the
                                                          Funds

5A.     Management's Discussion of Fund Performance..     Inapplicable

6.      Capital Stock and Other Securities...........     Dividends and
                                                          Distributions;
                                                          Management of the
                                                          Funds; Taxes;
                                                          Description of
                                                          Shares

7.      Purchase of Securities Being Offered.........     Purchase of Shares;
                                                          Shareholder
                                                          Services; Net Asset
                                                          Value and Days of
                                                          Operation
8.      Redemption or Repurchase.....................     Redemption of
                                                          Shares; Shareholder
                                                          Services; Net Asset
                                                          Value and Days of
                                                          Operation

9.      Pending Legal Proceedings....................     Not Applicable


----------------------------------------------------------------------------

                                   PROSPECTUS

                               FEBRUARY 28, 1997
                                   SHORT-TERM
                                BOND MARKET FUND
                                  INTERMEDIATE
                                BOND MARKET FUND
                                   TAX-EXEMPT
                             INTERMEDIATE BOND FUND
                              BOND IMMDEX/TM FUND

                                    PORTICO FUNDS

                 TABLE OF CONTENTS
                 Expense Summary                                              2
                 Financial Highlights                                         3
                 Performance History                                          6
                 Investment Objectives and Policies                           7
                 Other Investment Information                                13
                 Purchase of Shares                                          19
                 Redemption of Shares                                        23
                 Shareowner Services                                         26
                 Dividends and Distributions                                 28
                 Management of the Funds                                     28
                 Investment Limitations                                      31
                 Taxes                                                       32
                 Description of Shares                                       33
                 Net Asset Value and Days of Operation                       34
                 Performance Calculations                                    35

PORTICO FUNDS, INC. is a family of sixteen mutual funds that offer a variety of investment objectives designed to meet the needs of individual and institutional investors. This Prospectus describes the Retail Shares of the Bond Funds. Portico Funds also offers retail and institutional shares of equity funds and shares of money market funds, which are described in separate prospectuses.
THE SHORT-TERM BOND MARKET FUND seeks to provide an annual rate of total return, before Fund expenses, comparable to the annual rate of total return of the Lehman Brothers 1-3 year Government/Corporate Bond Index.

THE INTERMEDIATE BOND MARKET FUND seeks to provide an annual rate of total return, before Fund expenses, comparable to the annual rate of total return of the Lehman Brothers Intermediate Government/Corporate Bond Index.

THE TAX-EXEMPT INTERMEDIATE BOND FUND seeks to provide current income that is substantially exempt from federal income tax and emphasize total return with relatively low volatility of principal.

THE BOND IMMDEX/TM FUND seeks to provide an annual rate of total return, before Fund expenses, comparable to the annual rate of total return of the Lehman Brothers Government/Corporate Bond Index.

Firstar Investment Research & Management Company ("FIRMCO" or the "Adviser") serves as investment adviser to each Fund and the Funds are sponsored by B.C. Ziegler and Company (the "Distributor"). Shareowner Organizations may perform shareowner servicing and provide assistance in connection with the distribution of the Funds' shares and receive fees from the Funds for their services. (See "Management of the Funds").

This Prospectus sets forth concisely the information about the Funds that a prospective investor should consider before investing. You should read this Prospectus and retain it for future reference. Additional information about the Funds, contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission ("SEC") and is available upon request without charge by writing Portico Investor Services at 615 East Michigan Street, P.O. Box 3011, Milwaukee, Wisconsin 53201-3011, or by calling 1-800-982-8909 or 414-287-3710 (Milwaukee area). The SEC maintains a website (http://www.sec.gov.) that contains the Statement of Additional Information, materials incorporated by reference and other information regarding registrants that file electronically with the SEC. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference in its entirety into the Prospectus.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SHARES OF THE FUNDS ARE NOT BANK DEPOSITS AND ARE NEITHER ENDORSED BY, INSURED BY, GUARANTEED BY, OBLIGATIONS OF, NOR OTHERWISE SUPPORTED BY THE FDIC, THE FEDERAL RESERVE BOARD, FIRSTAR INVESTMENT RESEARCH & MANAGEMENT COMPANY, FIRSTAR TRUST COMPANY, FIRSTAR CORPORATION, ITS AFFILIATES OR ANY OTHER BANK, OR OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE PORTICO FUNDS INVOLVES INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                               February 28, 1997


EXPENSE SUMMARY
Below is a summary of the shareowner transaction expenses and the annual operating expenses incurred by Retail Shares of the Short-Term Bond Market, Intermediate Bond Market, Tax-Exempt Intermediate Bond and Bond IMMDEX/TM Funds during the fiscal year ended October 31, 1996. An example based on the summary is also shown.

                                  SHORT-TERM INTERMEDIATE  TAX-EXEMPT     BOND
SHAREOWNER                       BOND MARKET BOND MARKET  INTERMEDIATE IMMDEX/TM
TRANSACTION EXPENSES                 FUND        FUND      BOND FUND      FUND
--------------------------------------------------------------------------------
Maximum Sales Charge Imposed
 on Purchases                       2.00%       2.00%        2.00%       2.00%
Maximum Sales Charge Imposed
 on Reinvested Dividends             None        None         None        None
Deferred Sales Charge                None        None         None        None
Redemption Fees1                     None        None         None        None
Exchange Fees                        None        None         None        None

ANNUAL FUND
OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET COST)
------------------------------------------------------------------------------
Advisory Fees After Fees Waivers 2  0.30%       0.33%        0.10%       0.30%
12b-1 Fees 3                        0.00%       0.00%        0.00%       0.00%
Shareowner Servicing Fees 3         0.25%       0.25%        0.25%       0.25%
Other Expenses After Fee Waivers 4  0.20%       0.17%        0.40%       0.13%
Total Fund Operating Expenses
  After Fee Waivers 5               0.75%       0.75%        0.75%       0.68%
------------------------------------------------------------------------------

1 A fee of $12.00 is charged for each wire redemption. See "Redemption of
  Shares."
2 Absent voluntary advisory fee waivers, advisory fees would be 0.60%, 0.50%, and 0.50% for the Short-Term Bond Market, Intermediate Bond Market and Tax-Exempt Intermediate Bond Funds, respectively. See "Management of the Funds" in this Prospectus for a more complete description and the financial statements for the Short-Term Bond Market Fund, Intermediate Bond Market Fund, Tax-Exempt Intermediate Bond Fund, and Bond IMMDEX/TM Fund, for the fiscal year ended October 31, 1996 incorporated into the Statement of Additional Information.
3 The total of all 12b-1 fees and Shareowner Servicing Fees paid by a Fund may not exceed, in the aggregate, the annual rate of 0.25% of the Fund's average daily net assets. The Funds do not expect to pay any 12b-1 fees for the current year. If 12b-1 fees are paid in the future, long-term shareowners may pay more than the economic equivalent of the maximum front end sales charge permitted by the National Association of Securities Dealers.
4 Absent voluntary administrative fee waivers, other expenses were 0.27%, 0.24%, 0.47% and 0.20% for the Short-Term Bond Market, Intermediate Bond Market, Tax-Exempt Intermediate Bond and Bond IMMDEX/TM Funds, respectively.
5 Absent fee waivers, total operating expenses would have been 1.12%, 0.99%, 1.22% and 0.75% for the Short-Term Bond Market, Intermediate Bond Market, Tax-Exempt Intermediate Bond and Bond IMMDEX/TM Funds, respectively.

     Example: You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual returns; and (2) redemption of your investment at the end of the following periods:

                                                1 YEAR 3 YEARS  5 YEARS 10 YEARS
          ----------------------------------------------------------------------
          Short-Term Bond Market Fund            $28      $43     $61      $111
          Intermediate Bond Market Fund           28       43      61       111
          Tax-Exempt Intermediate Bond Fund       28       43      61       111
          Bond IMMDEX/TM Fund                     27       41      57       103

     The foregoing tables are intended to assist investors in understanding the expenses that shareowners bear either directly or indirectly and have been restated to reflect current fees. In addition, Shareowner Organizations may charge fees for providing services in connection with their clients' investments in a Fund's shares.

     The example shown above should not be considered a representation of future investment return or operating expenses. Actual investment return and operating expenses may be more or less than those shown.

                               UNDERSTANDING EXPENSES
Operating a mutual fund involves a variety of expenses for portfolio management, shareowner statements and reports, and other services. These costs are paid from a Fund's assets and their effect, except for fees charged directly by a Shareowner Organization to its customers, are factored into any quoted share price or return.


FINANCIAL HIGHLIGHTS

The financial highlights for each of the periods presented have been derived from financial statements which have been audited by Price Waterhouse LLP, independent accountants, whose report, which appears in the annual report to shareowners for the fiscal year ended October 31, 1996, is incorporated by reference into the Statement of Additional Information. Prior to January 9, 1995, the Funds offered only one class of shares to both institutional and retail investors. On that date, the Funds began offering Institutional Shares to institutional investors as described in a separate prospectus and Retail Shares to retail investors as described in this Prospectus. The tables on the following pages should be read in conjunction with the financial statements and related notes also incorporated by reference into the Statement of Additional Information. You may obtain the Statement of Additional Information and the annual report to shareowners, which contain additional performance information, free of charge by calling Portico Investor Services or writing to Portico Investor Services at the address listed on the back cover of this Prospectus.


FINANCIAL
HIGHLIGHTS
                              INCOME FROM INVESTMENT OPERATIONS
                        --------------------------------------------
                       NET ASSET              NET REALIZED AND
                         VALUE,       NET     UNREALIZED GAINS    TOTAL FROM
                       DIVIDENDS   BEGINNING     INVESTMENT     OR (LOSSES) ON
                       OF PERIOD    INCOME3      SECURITIES       OPERATIONS
-------------------------------------------------------------------------------
SHORT-TERM BOND MARKET
Dec. 29, 19891 through
 Oct. 31, 1990           $10.00      $0.66        $(0.21)           $0.45
Year Ended 1991            9.79       0.73           0.54            1.27
Year Ended 19922          10.33       0.64           0.29            0.93
Year Ended 1993           10.60       0.58           0.10            0.68
Year Ended 1994           10.56       0.56         (0.41)            0.15
Year Ended 1995           10.03       0.61           0.24            0.85
Year Ended 1996           10.28       0.58         (0.03)            0.55

INTERMEDIATE BOND MARKET
Jan. 5, 19931 through
 Oct. 31, 1993            10.00       0.40          0.45             0.85
Year Ended 1994           10.45       0.51         (0.69)           (0.18)
Year Ended 1995            9.67       0.60          0.53             1.13
Year Ended 1996           10.21       0.56         (0.02)            0.54

TAX-EXEMPT INTERMEDIATE BOND
Feb. 8, 19931 through
 Oct. 31, 1993            10.00       0.27          0.26             0.53
Year Ended 1994           10.26       0.41         (0.48)           (0.07)
Year Ended 1995            9.78       0.42          0.45             0.87
Year Ended 1996           10.23       0.40         (0.01)            0.39

BOND IMMDEX/TM
Dec. 29, 19891 through
 Oct. 31, 1990            25.00       1.67         (0.66)            1.01
Year Ended 1991           24.52       1.85          1.98             3.83
Year Ended 19922          26.50       1.75          0.96             2.71
Year Ended 1993           27.31       1.68          1.83             3.51
Year Ended 1994           28.91       1.65         (2.74)           (1.09)
Year Ended 1995           25.67       1.68          2.30             3.98
Year Ended 1996           27.82       1.61         (0.26)            1.35

1  Commencement of operations.
2 Effective February 3, 1992, FIRMCO assumed the investment advisory responsibilities of Firstar Trust Company, an affiliate of FIRMCO.
3 For the Tax-Exempt Intermediate Bond Fund, substantially all investment income is exempt from federal income tax.
4 Not annualized for the period ended October 31, 1990 for the Short-Term Bond Market and Bond IMMDEX/TM Funds and for the period ended October 31, 1993 for the Intermediate Bond Market and Tax-Exempt Intermediate Bond Funds.
5 The total return calculation for the Funds does not reflect the maximum sales charge of 2.00%.
6 Annualized for the period ended October 31, 1990 for the Short-Term Bond Market and Bond IMMDEX/TM Funds and for the period ended October 31, 1993 for the Intermediate Bond Market and Tax-Exempt Intermediate Bond Funds.
7 Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 3l, 1996, 1995, 1994, 1993, 1992, 1991 and the period ended October 31, 1990 would have been 1.12%, 1.10%, 0.90%, 0.90%, 0.93%, 0.97% and 1.17%, respectively; and ratios of net investment income to average net assets for the fiscal years ended October 31, 1996, 1995, 1994, 1993, 1992, 1991 and the period ended October 31, 1990 would have been 5.30%, 5.63%, 5.03%, 5.15%, 5.67%, 6.76% and 7.36%, respectively.
 8 Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 3l, 1996, 1995, 1994 and the period ended October 31, 1993 would have been 0.99%, 0.98%, 0.78% and 0.89%, respectively; and ratios of net investment income to average net assets for the fiscal years ended October 31, 1996, 1995 and 1994 and the period ended October 31, 1993 would have been 5.35%, 5.78%, 4.91% and 4.26%, respectively.
 9 Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 3l, 1996, 1995, 1994 and the period ended October 31, 1993 would have been 1.22%, 1.20%, 0.98% and 1.28%, respectively; and ratios of net investment income to average net assets for the fiscal years ended October 31, 1996, 1995 and 1994 and the period ended October 31, 1993 would have been 3.52%, 3.76%, 3.67% and 3.07%, respectively.
10 Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 3l, 1996, 1995, 1994, 1993, 1992, 1991 and the period ended October 31, 1990 would have been 0.75%, 0.71%, 0.51%, 0.52%, 0.56%, 0.60% and 0.65%, respectively; and ratios of net investment income to average net assets for the fiscal years ended October 31, 1996, 1995, 1994, 1993, 1992, 1991 and the period ended October 31, 1990 would have been 5.91%, 6.24%, 6.10%, 6.08%, 6.86%, 7.75% and 7.94%, respectively.


FINANCIAL HIGHLIGHTS (CONT'D)

                                              LESS DISTRIBUTIONS                                SUPPLEMENTAL DATA AND RATIOS
                                             --------------------                               ----------------------------

                                                                                                           RATIO OF NET
                                                             NET ASSET                 NET    RATIO OF NET   INVESTMENT
                 DIVIDENDS FROM  DISTRIBUTIONS                 VALUE,                ASSETS,   EXPENSES TO   INCOME TO   PORTFOLIO
                 NET INVESTMENT      FROM          TOTAL        END       TOTAL      END OF    AVERAGE NET  AVERAGE NET   TURNOVER
                     INCOME     CAPITAL GAINS  DISTRIBUTIONS OF PERIOD  RETURN4,5 PERIOD (000S)  ASSETS6      ASSETS6       RATE
-----------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM BOND MARKET
Dec. 29, 19891 through
 Oct. 31, 1990      $(0.66)         $ _           $(0.66)      $ 9.79      4.64%       $ 22,731    0.60%71    7.93%71        57.40%
Year Ended 1991      (0.73)           _            (0.73)       10.33     13.39%         63,183    0.60%71    7.13%71        66.80%
Year Ended 19922     (0.64)         (0.02)         (0.66)       10.60      9.28%        129,409    0.60%71    6.00%71        82.20%
Year Ended 1993      (0.58)         (0.14)         (0.72)       10.56      6.70%        142,518    0.52%71    5.53%71        87.62%
Year Ended 1994      (0.56)         (0.12)         (0.68)       10.03      1.46%        122,368    0.50%71    5.43%71        76.13%
Year Ended 1995      (0.60)           _            (0.60)       10.28      8.74%         47,730    0.69%71    6.04%71       100.58%
Year Ended 1996      (0.58)           _            (0.58)       10.25      5.54%         58,843    0.75%71    5.67%71        59.62%

INTERMEDIATE BOND MARKET
Jan. 5, 19931 through
 Oct. 31, 1993       (0.40)           _            (0.40)       10.45      8.58%         56,794    0.50%81    4.65%81        82.37%
Year Ended 1994      (0.51)         (0.09)         (0.60)        9.67    (1.73%)         88,306    0.50%81    5.19%81        56.25%
Year Ended 1995      (0.59)           _            (0.59)       10.21     12.04%         11,576    0.69%81    6.07%81        66.69%
Year Ended 1996      (0.56)           _            (0.56)       10.19      5.51%         17,392    0.75%81    5.59%81        59.29%

TAX-EXEMPT INTERMEDIATE BOND
Feb. 8, 19931 through
 Oct. 31, 1993       (0.27)           _            (0.27)       10.26      5.36%         23,866    0.59%91    3.75%91         3.23%
Year Ended 1994      (0.41)           _            (0.41)        9.78    (0.73%)         26,167    0.60%91    4.04%91        58.54%
Year Ended 1995      (0.42)           _            (0.42)       10.23      9.07%          7,711    0.71%91    4.25%91        44.13%
Year Ended 1996      (0.41)           _            (0.41)       10.21      3.87%         10,690    0.75%91    3.99%91        30.46%

BOND IMMDEX/TM
Dec. 29, 19891 through
 Oct. 31, 1990       (1.49)           _            (1.49)       24.52      4.21%         44,241    0.50%10    8.10%10       111.28%
Year Ended 1991      (1.85)           _            (1.85)       26.50     16.16%         90,034    0.50%10    7.85%10       131.69%
Year Ended 19922     (1.76)         (0.14)         (1.90)       27.31     10.49%        181,421    0.50%10    6.92%10        37.72%
Year Ended 1993      (1.70)         (0.21)         (1.91)       28.91     13.30%        260,468    0.50%10    6.10%10        81.18%
Year Ended 1994      (1.65)         (0.50)         (2.15)       25.67    (3.89%)        256,778    0.48%10    6.14%10        49.70%
Year Ended 1995      (1.79)         (0.04)         (1.83)       27.82     16.05%         21,875    0.64%10    6.31%10        41.67%
Year Ended 1996      (1.63)           _            (1.63)       27.54      5.06%         42,671    0.68%10    5.98%10        33.38%


1Commencement of operations.
2Effective February 3, 1992, FIRMCO assumed the investment advisory responsibilities of Firstar Trust Company, an affiliate of
 FIRMCO.
3For the Tax-Exempt Intermediate Bond Fund, substantially all investment income is exempt from federal income tax.
4Not annualized for the period ended October 31, 1990 for the Short-Term Bond Market and Bond IMMDEX/TM Funds and for the period ended October 31, 1993 for the Intermediate Bond Market and Tax-Exempt Intermediate Bond Funds.
5The total return calculation for the Funds does not reflect the maximum sales charge of 2.00%.
6Annualized for the period ended October 31, 1990 for the Short-Term Bond Market and Bond IMMDEX/TM Funds and for the period ended
 October 31, 1993 for the Intermediate Bond Market and Tax-Exempt Intermediate Bond Funds.
7Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 3l, 1996, 1995, 1994, 1993,
 1992, 1991 and the period ended October 31, 1990 would have been 1.12%, 1.10%, 0.90%, 0.90%, 0.93%, 0.97% and 1.17%, respectively;
 and ratios of net investment income to average net assets for the fiscal years ended October 31, 1996, 1995, 1994, 1993, 1992,
 1991 and the period ended October 31, 1990 would have been 5.30%, 5.63%, 5.03%, 5.15%, 5.67%, 6.76% and 7.36%, respectively.
 8Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 3l, 1996, 1995, 1994 and the period ended October 31, 1993 would have been 0.99%, 0.98%, 0.78% and 0.89%, respectively; and ratios of net investment income to average net assets for the fiscal years ended October 31, 1996, 1995 and 1994 and the period ended October 31, 1993 would have been 5.35%, 5.78%, 4.91% and 4.26%, respectively.
 9Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 3l, 1996, 1995, 1994 and the period ended October 31, 1993 would have been 1.22%, 1.20%, 0.98% and 1.28%, respectively; and ratios of net investment income to average net assets for the fiscal years ended October 31, 1996, 1995 and 1994 and the period ended October 31, 1993 would have been 3.52%, 3.76%, 3.67% and 3.07%, respectively.
10 Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 3l, 1996, 1995, 1994, 1993,
 1992, 1991 and the period ended October 31, 1990 would have been 0.75%, 0.71%, 0.51%, 0.52%, 0.56%, 0.60% and 0.65%, respectively;
 and ratios of net investment income to average net assets for the fiscal years ended October 31, 1996, 1995, 1994, 1993, 1992,
 1991 and the period ended October 31, 1990 would have been 5.91%, 6.24%, 6.10%, 6.08%, 6.86%, 7.75% and 7.94%, respectively.

PERFORMANCE
HISTORY

                                                            SINCE INCEPTION
AVERAGE ANNUAL TOTAL RETURN*   1 YEAR   5 YEARS    10 YEARS (INCEPTION DATE)
------------------------------------------------------------------------------
SHORT-TERM BOND MARKET         3.42%     5.89%      6.69%         N/A
INTERMEDIATE BOND MARKET       3.38%       _          _   5.71% (Jan. 5, 1993)
TAX-EXEMPT INTERMEDIATE BOND   1.78%       _          _   4.10% (Feb. 8, 1993)
BOND IMMDEX/TM                 2.95%     7.53%      8.09%         N/A
------------------------------------------------------------------------------
* Average annual total return calculations are for periods ended October 31, 1996 and reflect the 2.00% front end sales load.

The performance of the Portico Short-Term Bond Market and Bond IMMDEX/TM Funds for the period prior to December 29, 1989 is represented by the performance of collective investment funds which operated prior to the effectiveness of the registration statement of the Portico Short-Term Bond Market and Bond IMMDEX/TM Funds. At the time of the Portico Short-Term Bond Market and Bond IMMDEX/TM Funds' inception, each collective investment fund was operated using substantially the same investment objectives, policies and restrictions as its corresponding Portico Fund. In connection with the Portico Short-Term Bond Market and Bond IMMDEX/TM Funds' commencement of operations, on December 28, 1989, each collective investment fund transferred its assets to its Portico Fund equivalent. The collective investment funds were not registered under the Investment Company Act of 1940 (the "1940 Act") and were not subject to certain restrictions that are imposed by the 1940 Act. If the collective investment funds had been registered under the 1940 act, performance may have been adversely affected. Performance of the collective investment funds has been restated to reflect the Portico Short-Term Bond Market and Bond IMMDEX/TM Funds' respective actual expenses during such Fund's first fiscal year.

Prior to January 10, 1995, each fund offered to retail and institutional investors one series of shares with neither a sales charge nor a 0.25% service organization fee. Retail Share performance reflects the deduction of the current maximum sales charge of 2.00%, but for periods prior to January 10, 1995, Retail Share performance does not reflect service organization fees. If service organization fees had been reflected, performance would be reduced.

Performance assumes the reinvestment of all net investment income and capital gains and reflects fee waivers. In the absence of fee waivers, performance would be reduced. Performance quotations represent past performance, and should not be considered as representative of future results.


INVESTMENT OBJECTIVES AND POLICIES

The descriptions that follow are designed to help you choose the Fund that best fits your investment objectives. You may want to pursue more than one objective by investing in more than one of the Portico Funds. You are reminded that there are risks in an investment in the Funds and there can be no assurance that each Fund's investment objective will be attained.

                                               COMPARISON OF PORTICO BOND FUNDS
                                             ----------------------------------
   SHORT-TERM                                                      FULL-TERM
   BOND FUND              INTERMEDIATE-TERM BOND FUNDS             BOND FUND
------------------   -------------------------------------        ------------
PORTICO SHORT-TERM PORTICO INTERMEDIATE   PORTICO TAX-EXEMPT      PORTICO BOND
BOND MARKET FUND     BOND MARKET FUND   INTERMEDIATE BOND FUND   IMMDEX/TM FUND
--------------------------------------------------------------------------------
 The Benchmark:       The Benchmark:        The Benchmark:       The Benchmark:
Lehman Bros. 1-3 Yr.   Lehman Bros.      Lehman Bros. 5-Year      Lehman Bros
Gov't./Corp. Bond      Intermediate       General Obligation   Gov't./Corp. Bond
     Index       Gov't./Corp. Bond Index      Bond Index             Index
Average Quality*     Average Quality*      Average Quality*     Average Quality*
of Holdings _ AA     of Holdings _ AA     of Holdings _ AAA     of Holdings _ AA
Average Maturity     Average Maturity      Average Maturity     Average Maturity
   2.8 Years            4.6 Years             4.9 Years            9.8 Years
1.7 Years Duration   3.3 Years Duration  4.0 Years Duration  5.1 Years Duration


Lehman Brothers is neither a sponsor of nor in any way affiliated with Portico Funds.

Average quality, maturity, and duration reflect the portfolio as of October 31, 1996, and will change from time to time in connection with the management of the portfolios pursuant to the policies described in this prospectus.

*Dollar weighted average quality of portfolio securities held by the Funds.

TAXABLE BOND FUNDS
SHORT-TERM BOND
MARKET FUND
INTERMEDIATE BOND
MARKET FUND
BOND IMMDEX/TM FUND

INVESTMENT OBJECTIVES.
The SHORT-TERM BOND MARKET FUND seeks to provide an annual rate of total return, before Fund expenses, comparable to the annual rate of total return of the Lehman Brothers 1-3 Year Government/Corporate Bond Index (the "Lehman 1-3 Gov't./Corp."). The INTERMEDIATE BOND MARKET FUND seeks to provide an annual rate of total return, before Fund expenses, comparable to the annual rate of total return of the Lehman Brothers Intermediate Government/Corporate Bond
Index (the "Lehman Intermediate Gov't./Corp."). The BOND IMMDEX/TM FUND seeks to provide an annual rate of total return, before Fund expenses, comparable to the annual rate of total return of the Lehman Brothers Government/Corporate Bond Index (the "Lehman Gov't./Corp.").

     Each Fund will attempt to achieve its objective by maintaining a comparable duration to that of the benchmark index, and may invest a substantial portion of its assets in securities that are not included in its benchmark index. The Funds, therefore, are not "index" funds, which typically hold only securities that are included in the indices they attempt to replicate.

     DESCRIPTION OF BOND INDICES. The bond indices are market value weighted total return indices measuring both the principal price changes of and income provided by the underlying universe of securities that comprise the respective index. The bond indices are intended to measure performance of their respective fixed-rate debt market over given time intervals and differ with respect to the maturity range of securities included. Each index is comprised of U.S. Treasury securities, U.S. Government agency securities, dollar-denominated debt of certain foreign, sovereign or supranational entities and investment grade corporate debt obligations satisfying the following criteria as defined by Lehman Brothers:

     _ Fixed-rate debt (as opposed to variable-rate debt);
     _ At least one year until maturity;
     _ Minimum outstanding par value of $100 million;
     _ Minimum quality rating of Baa by Moody's Investors Service, Inc.
       ("Moody's"), BBB by Standard and Poor's Rating Group
       ("S&P"), or BBB by Fitch Investors Service, Inc. ("Fitch"); and

     LEHMAN 1-3 GOV'T./CORP.
     ------------------------
     _ From one to three years remaining until maturity.

     LEHMAN INTERMEDIATE GOV'T./CORP.
     --------------------------------
     _ From one to ten years remaining until maturity.

     LEHMAN GOV'T./CORP.
     --------------------
     _ From one to thirty years or more remaining until maturity.

     As of October 31, 1996, 896 issues were included in the Lehman 1-3 Gov't./Corp. representing $1.0 trillion in market value; 3,425 issues were included in the Lehman Intermediate Gov't./Corp. representing $2.3 trillion in market value; and 4,856 issues were included in the Lehman Gov't./Corp. representing $3.2 trillion in market value.

INVESTMENT TECHNIQUES. In constructing and maintaining each Fund's portfolio, the Adviser attempts to maintain an overall interest rate sensitivity equivalent to its respective bond index and is intended to produce an annual rate of total return, before Fund expenses, comparable to that of the respective bond index. These techniques are used in conjunction with traditional methods of investment management that rely on economic, financial and market analysis to select portfolio investments.

The approach employed by the Adviser in managing each Fund's portfolio is to define and measure the various duration characteristics of each bond index. "Duration" is a term used to express the average time to receipt of expected cash flows (discounted to their present value) on a particular fixed-income instrument or a portfolio of instruments. For example, the duration of a five-year zero coupon bond which pays no interest or principal until the maturity of the bond is five years. This is because a zero coupon bond produces no cash flow until the maturity date. On the other hand, a coupon bond that pays interest semiannually and matures in five years will have a duration of less than five years reflecting the semiannual cash flows resulting from coupon payments.

Duration generally defines the effect of interest rate changes on bond prices. However, for large interest rate changes (generally changes of 1% or more) this measure will not completely explain the interest rate sensitivity of a bond.

APPLICATION OF INVESTMENT TECHNIQUES. The Adviser will select securities for each Fund's portfolio based upon their expected contribution to the portfolio's overall duration and total return as compared to each bond index. The Adviser expects that typically each Fund will hold less than 200 securities that in the aggregate have similar price sensitivities or durations as the respective bond index. Although the Adviser expects that as a general matter a significant percentage of the securities acquired by each Fund will also be securities that are included in the respective bond index, each Fund may invest more than 50% of its total assets in securities that are not so included.

In order to reduce a negative deviation in return between each Fund and the respective bond index, each Fund will normally attempt to be fully invested. The Adviser may engage in practices that are intended to achieve an enhanced return, before Fund expenses, over the respective bond index. As indicated above, each Fund will hold only a percentage of the large number of issues included in its respective bond index. In addition, a Fund may hold securities which are not included in its respective bond index, including stripped government, asset-backed and mortgage-backed obligations, collateralized mortgage obligations, medium-term notes and Eurobonds, among others. This permits the Adviser to engage in sampling and other strategies that are designed to achieve an enhanced incremental gross return above the return on the respective bond index. For example, the Adviser may, in light of current changes in market conditions, "swap" portfolio securities whereby a bond or a group of bonds is sold and another bond or group of bonds is bought that has similar duration characteristics but, in the Adviser's opinion, a higher expected return. Furthermore, the percentage mix of government and corporate issues held by a Fund will differ from the percentage included in its respective bond index whenever, in the Adviser's judgment, such a mix is desirable. Moreover, the average quality of bonds held by each Fund (which is expected to be at least the second highest rating category - AA by S&P or Aa by Moody's) may vary from the average quality of bonds included in its respective bond index, and in selecting among the various securities available for investment by a Fund the Adviser will make its own creditworthiness determinations. These and other practices, although intended to result in a positive incremental return in favor of a Fund, may instead result in a negative deviation.

In an effort to make a Fund's duration and return comparable to those of its respective bond index, the Adviser will continue to monitor a Fund's portfolio and market changes in accordance with procedures established by the Adviser under the supervision of the Board of Directors. It should be recognized, however, that while the sensitivity of a Fund's portfolio to interest rate changes is expected to be similar to that of its respective bond index, because of the smaller number of issues held by a Fund, material events affecting a Fund's portfolio (for example, an issuer's decline in credit quality) may influence the performance of a Fund to a greater degree than such events will influence its respective bond index and may prevent a Fund from attaining its investment objective for particular periods. In the event the performance of a Fund is not comparable to the performance of its respective bond index, the Board of Directors will examine the reasons for the deviation and the availability of corrective measures.

Each Fund's policy is to invest at least 65% of the total value of its assets in a broad range of corporate, government, government agencies, stripped government, asset-backed, mortgage-backed and collateralized mortgage obligations during normal market conditions, as described in greater detail below. The duration of a Fund will be similar to its respective bond index during normal market conditions. In addition, the dollar-weighted average portfolio maturity of each Fund's portfolio will be more than one year but less than three years for the Short-Term Bond Market Fund; more than three years but less than ten for the Intermediate Bond Market Fund; and greater than five years for the Bond IMMDEX/TM Fund during normal market conditions.
The calculation of a Fund's duration and average portfolio maturity will, however, be based on certain estimates relating to the duration and maturity of the securities held by a Fund. There can be no assurance that these estimates will be accurate or that the duration or average portfolio maturity of a Fund will always remain within the maximum limits described above.

Debt obligations acquired by each Fund will be rated "investment grade" at the time of purchase by S&P, Moody's or other nationally recognized rating agencies. That is, obligations will be rated within the four highest rating categories by S&P (AAA, AA, A and BBB), Moody's (Aaa, Aa, A and Baa) or other nationally recognized rating agencies or obligations that are unrated but determined by the Adviser to be comparable in quality to instruments that are so rated. Obligations rated in the lowest of the top four rating categories are considered to have speculative characteristics and are subject to greater credit and market risk than higher rated securities. As a result, the market value of these securities may be expected to fluctuate more than those of securities with higher ratings. Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by that Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the security. The Adviser will sell promptly any securities that are non-investment grade as a result of these events that exceed 5% of the Fund's net assets.
See Appendix A to the Statement of Additional Information for a description of applicable debt ratings.

Each Fund may make limited investments in guaranteed investment contracts ("GICs") issued by highly rated U.S. insurance companies. Pursuant to such contracts, the Fund makes cash contributions to a separate account of the insurance company which has been segregated from the general assets of the issuer. The insurance company then pays to the Fund at the end of the contract an amount equal to the cash contributions adjusted for the total return of an index. A GIC is a separate account obligation of the issuing insurance company. The Fund will only purchase GICs from issuers which, at the time of purchase, are rated A or higher by Moody's or S&P, have assets of $1 billion or more and meet quality and credit standards established by the Adviser. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. Therefore, GICs are considered by the Fund to be subject to the 10% limitation on illiquid investments described under "Other Investment Information." Generally, a GIC allows a purchaser to buy an annuity with the money accumulated under the contract; however, the Fund will not purchase any such annuities.

The Funds may invest in certain other securities not contained in the indices such as options, futures, repurchase agreements and other cash market instruments. See "Other Investment Information."

The value of each Fund's portfolio, as is generally the case with each bond index, can be expected to vary inversely from changes in prevailing interest rates.

TAX-EXEMPT INTERMEDIATE BOND FUND

The investment objective of the Tax-Exempt Intermediate Bond Fund is to seek to provide current income that is substantially exempt from federal income tax and emphasize total return with relatively low volatility of principal. The Fund will invest primarily in investment grade intermediate-term municipal obligations issued by state and local governments exempt from federal income tax. In pursuing its investment objective, the Fund invests in a diversified portfolio of debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their authorities, agencies, instrumentalities and political subdivisions ("Municipal Obligations"). As a fundamental policy, the Fund will invest at least 80% of its net assets in securities, the interest on which is exempt from regular federal income and alternative minimum taxes, except during defensive periods. (See "Investment Limitations.") The Fund intends to maintain an average weighted maturity between three and ten years. There is no limit on the maturity of any individual security in the Fund.

The two principal classifications of Municipal Obligations which may be held by the Fund are "General Obligation" securities and "Revenue" securities. General Obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the issuer of the facility being financed. Private activity bonds (i.e., bonds issued by industrial development authorities) that are issued by or on behalf of public authorities to finance various privately operated facilities are included within the term
"Municipal Obligations" if the interest paid thereon is exempt from regular federal income tax. Private activity bonds are in most cases Revenue securities and are not payable from the unrestricted revenues of the issuer. The credit quality of such bonds is usually directly related to the credit standing of the corporate user of the facility involved.

The Fund may also acquire "Moral Obligation" securities, which are normally issued by special purpose public authorities. If the issuer of Moral Obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Although the Fund does not presently intend to do so on a regular basis, it may invest more than 25% of its assets in Municipal Obligations, the issuers of which are located in the same state or the interest on which is paid solely from revenues of similar projects. To the extent that the Fund's assets are concentrated in Municipal Obligations payable from revenues on similar projects or issued by issuers in the same state, the Fund may be subject to the peculiar economic, political and business risks presented by the laws and economic conditions relating to such states and projects to a greater extent than it would be if the Fund's assets were not so concentrated. Furthermore, payment of Municipal Obligations of certain projects may be secured by mortgages or deeds of trust. In the event of a default, enforcement of the mortgages or deeds of trust will be subject to statutory enforcement procedures and limitations, including rights of redemption and limitations on obtaining deficiency judgments. In the event of a foreclosure, collection of the proceeds of the foreclosure may be delayed and the amount of proceeds from the foreclosure may not be sufficient to pay the principal of and accrued interest on the defaulted Municipal Obligations.

Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Fund nor the Adviser will review the proceedings relating to the issuance of Municipal Obligations or the bases for such opinions.

Municipal Obligations purchased by the Fund will be investment grade at the time of purchase. See "Short-Term Bond Market, Intermediate Bond Market and Bond IMMDEX/TM Funds" above for a description of "investment grade securities." The Fund may also purchase Municipal Obligations which are unrated at the time of purchase but are determined to be of comparable quality by the Adviser or have comparable ratings from other nationally recognized rating agencies. The Fund may also acquire municipal notes and other short-term obligations rated SP-1 by S&P, or MIG-1 by Moody's; tax-exempt commercial paper rated A-1 or higher by S&P, or VMIG-1 by Moody's. Subsequent to its purchase by the Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such event in determining whether the Fund should continue to hold the security. The Adviser will sell promptly any securities that are not rated investment grade by at least one nationally recognized rating agency and that exceed 5% of the Fund's net assets. As indicated, the Fund's cash balances may be invested in short-term municipal notes and tax-exempt commercial paper, as well as municipal bonds with remaining maturities of thirteen months or less and securities issued by other investment companies which invest in high quality, short-term municipal debt securities. Except during temporary defensive periods, at least 65% of the Fund's total assets will be invested in bonds and debentures. The value of the Fund's portfolio can be expected to vary inversely to changes in prevailing interest rates.

Municipal Obligations purchased by the Fund may be backed by letters of credit issued by foreign and domestic banks and other financial institutions. Such letters of credit are not necessarily subject to federal deposit insurance and adverse developments in the banking industry could have a negative effect on the credit quality of the Fund's portfolio securities and its ability to maintain a stable net asset value and share price. Letters of credit issued by foreign banks, like other obligations of foreign banks, may involve certain risks in addition to those of domestic obligations. Such risks include future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on such instruments, the possible seizure or nationalization of foreign deposits or the adoption of other foreign government restrictions which might adversely affect the payment of principal and interest on such instruments. In addition, foreign banks and foreign branches of U.S. banks are subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

Municipal Obligations purchased by the Fund may include variable and floating rate instruments issued by industrial development authorities and other governmental entities. If such instruments are unrated, they will be determined by the Fund's Adviser (under the supervision of the Board of Directors) to be of comparable quality at the time of purchase to investment grade. While there may be no active secondary market with respect to a particular variable or floating rate demand instrument purchased by the Fund, the Fund may (at any time or during specified periods not exceeding thirteen months, depending upon the instrument involved) demand payment in full of the principal of the instrument and has the right to resell the instrument to a third party. The absence of such an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate demand instrument if the issuer defaulted on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss with respect to such instruments.

In addition, from time to time, on a temporary defensive basis due to market conditions, the Fund may hold without any limitations uninvested cash reserves and invest without any limitations in high quality short-term taxable money market obligations in such proportions as in the opinion of the Adviser, prevailing market or economic conditions warrant. Uninvested cash reserves will not earn income. See "Other Investment Information - Money Market Instruments" below. Taxable obligations acquired by the Fund will not exceed under normal market conditions 20% of the Fund's net assets at the time of purchase.

The Fund may purchase put options on Municipal Obligations. A put gives the Fund the right to sell a Municipal Obligation at a specified price at any time before a specified date. A put will be sold, transferred or assigned only with the related Municipal Obligation. The Fund will acquire puts only to enhance liquidity, shorten the maturity of the related municipal security or permit the Fund to invest its assets at more favorable rates. The aggregate price of a security subject to a put may be higher than the price which otherwise would be paid for the security without such an option, thereby increasing the security's cost and reducing its yield.

The Fund may also acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, a dealer would agree to purchase at the Fund's option specified Municipal Obligations at a specified price. The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

In addition, the Fund may acquire municipal lease obligations which are issued by a state or local government or authority to acquire land and a wide variety of equipment and facilities. These obligations typically are not fully backed by the municipality's credit, and their interest may become taxable if the lease is assigned. If the funds are not appropriated for the following year's lease payments, the lease may terminate, with the possibility of default on the lease obligation and significant loss to the Fund. Certificates of participation in municipal lease obligations or installment sale contracts entitle the owner to a proportionate interest in the lease-purchase payments made. The Adviser determines and monitors the liquidity of municipal lease obligations(including certificates of participation) under guidelines approved by the Board of Directors requiring the Adviser to evaluate the credit quality of such obligations and report on the nature of and the Fund's trading experience in the municipal lease market. Under the guidelines, municipal lease obligations that are not readily marketable and transferable are treated as illiquid. The Fund will not knowingly invest more than 10% of the value of its net assets in securities, including municipal leases, that are illiquid.

OTHER INVESTMENT INFORMATION

MONEY MARKET INSTRUMENTS. The Funds may hold short-term U.S. Government obligations, high quality money market instruments (i.e., rated A-1 or better by S&P or Prime-1 by Moody's or unrated instruments deemed by the Adviser to be of comparable quality), repurchase agreements, bank obligations and cash, pending investment, to meet anticipated redemption requests if, in the opinion of the Adviser, other suitable securities are unavailable. The foregoing investments may include among other things commercial paper, variable amount master demand notes and corporate bonds with remaining maturities of thirteen months or less and may be in such proportions as, in the opinion of the Adviser, existing circumstances may warrant. Variable amount master demand notes are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Although the notes are not normally traded and there may be no secondary market in the notes, the Funds may demand payment of the principal of the instrument at any time. The notes are not typically rated by credit rating agencies, but they must satisfy the criteria set forth above for high quality money market instruments. If an issuer of a variable amount master demand note defaulted on its payment obligation, the Funds might be unable to dispose of the note because of the absence of a secondary market and might, for this or other reasons, suffer a loss to the extent of the default. The Funds invest in variable amount master demand notes only when the Adviser deems the investment to involve minimal credit risk. The Funds may also invest in obligations of foreign banks and foreign branches of U.S. banks and may invest their cash balances in securities issued by other investment companies which invest in high quality, short-term debt securities. The Funds will not invest in any Portico Money Market Fund. In addition to the advisory fees and other expenses the Fund bears directly in connection with its own operations, as a shareowner of another investment company, the Fund would bear its pro rata portion of the other investment company's advisory fees and other expenses, and such fees and other expenses will be borne indirectly by the Fund's shareowners.

GOVERNMENT OBLIGATIONS. To the extent consistent with their investment objectives, the Short-Term Bond Market, Intermediate Bond Market and
Bond IMMDEX/TM Funds may invest in a variety of U.S. Treasury obligations consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and time of issuance. These Funds may also invest in other securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Obligations of certain agencies and instrumentalities, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentalities. No assurance can be given that the U.S. Government would provide financial support to its agencies or instrumentalities if it is not obligated to do so by law. There is no assurance that these commitments will be undertaken or complied with in the future.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The Short-Term Bond Market, Intermediate Bond Market and Bond IMMDEX/TM Funds may purchase residential and commercial mortgage-backed, as well as other asset-backed securities
(i.e., securities backed by credit card receivables, automobile loans or other assets). The average life of these securities varies with the maturities of the underlying instruments which, in the case of mortgages, have maximum maturities of thirty years. The average life of a mortgage-backed instrument may be substantially less than the original maturity of the mortgages underlying the securities as the result of scheduled principal payments and mortgage prepayments. The rate of such mortgage prepayments, and hence the life of the certificates, will be a function of current market rates and current conditions in the relevant housing and commercial markets. In periods of falling interest rates, the rate of mortgage prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by a Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. As a result, the relationship between mortgage prepayments and interest rates may give some high-yielding mortgage-related securities less potential for growth in value than non-callable bonds with comparable maturities. In calculating the average weighted maturity of each Fund, the maturity of asset-backed securities will be based on estimates of average life. There can be no assurance that these estimates will be accurate.

Presently there are several types of mortgage-backed securities which provide the owner with a pro rata interest in the underlying mortgages, and collateralized mortgage obligations ("CMOs") which provide the owner with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be subject to greater volatility and interest rate risk than other types of mortgage-backed obligations. The Short-Term Bond Market, Intermediate Bond Market and Bond IMMDEX/TM Funds will invest less than 25% of their respective total assets in CMOs.

Asset-backed securities may involve certain risks that are not presented by mortgage-backed securities arising primarily from the nature of the underlying assets (i.e., credit card and automobile loan receivables as opposed to real estate mortgages). For example, credit card receivables are generally unsecured and may require the repossession of personal property upon the default of the debtor which may be difficult or impracticable in some cases. Non-mortgage asset-backed securities do not have the benefit of the same security in the collateral as mortgage-backed securities. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to reduce the balance due on the credit cards. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is the risk that the purchaser would acquire an interest superior to that of the owners of related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the owners of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that payments on the receivables together with recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other instruments. Also, while the secondary market for asset-backed securities is ordinarily quite liquid, in times of financial stress the secondary market may not be as liquid as the market for other types of securities, which could result in a Fund experiencing difficulty in valuing or liquidating such securities.

ZERO COUPON OBLIGATIONS. The Short-Term Bond Market, Intermediate Bond Market, Tax-Exempt Intermediate Bond and Bond IMMDEX/TM Funds may acquire zero coupon obligations. Zero coupon obligations have greater price volatility than similar maturity coupon obligations and will not result in the payment of interest until maturity. The Funds will purchase such zero coupon obligations only if the likely relative greater price volatility of such zero coupon obligations is not inconsistent with such Fund's investment objective. The Funds will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareowners and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy each Fund's distribution obligations.

RESTRICTED SECURITIES. Each Fund will not knowingly invest more than 10% of the value of its respective net assets in securities that are illiquid. Repurchase agreements and time deposits that do not provide for payment to a Fund within seven days, over-the- counter options, and securities that are not registered under the Securities Act of 1933 (the "Act") but may be purchased by institutional buyers under Rule 144A, are subject to this 10% limit (unless such securities are variable amount master demand notes with maturities of nine months or less or unless the Board of Directors or the Adviser, pursuant to guidelines adopted by the Board of Directors, determines that a liquid trading market exists).

BORROWINGS. Each Fund may borrow money to the extent described below under "Investment Limitations." A Fund would borrow money to meet redemption requests prior to the settlement of securities already sold or in the process of being sold by the Fund. If the securities held by a Fund should decline in value while borrowings are outstanding, the net asset value of a Fund's outstanding shares will decline in value by proportionately more than the decline in value suffered by a Fund's securities. As a result, a Fund's share price may be subject to greater fluctuation until the borrowing is paid off.

Reverse repurchase agreements are considered to be borrowings under the Investment Company Act of 1940 (the "1940 Act"). At the time a Fund enters into a reverse repurchase agreement (an agreement under which the Fund sells portfolio securities and agrees to repurchase them at an agreed upon date and price), it will place in a segregated custodial account U.S. Government securities or other liquid high grade debt securities having a value equal to or greater than the repurchase price (including accrued interest), and will subsequently monitor the account to insure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price of the securities it is obligated to repurchase.

WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS. Each Fund may purchase securities on a "when-issued" or delayed delivery basis and may purchase or sell securities on a "forward commitment" basis. These transactions, which involve a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. The Fund does not accrue income until the securities delivery occurs. When-issued and forward commitment transactions involve the risk, however, that the price or yield obtained in a transaction (and therefore the value of the security) may be less favorable than the price or yield (and therefore the value of the security) available in the market when the securities delivery takes place.
Each Fund's forward commitments and when-issued purchases are not expected to exceed 25% of the value of its total assets absent unusual market conditions. The Funds do not intend to engage in when-issued purchases and forward commitments for speculative purposes but only in furtherance of their respective investment objectives.

FOREIGN SECURITIES. Each Fund may invest in foreign securities. The Funds' investments in the securities of foreign issuers may include both securities of foreign corporations and banks, as well as securities of foreign governments and their political subdivisions. Investments in foreign securities, whether made directly or through American Depository Receipts, involve certain inherent risks and considerations not typically associated with investing in U.S. companies, such as political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns, changes in exchange rates of foreign currencies and the possibility of adverse changes in investment or exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. Further, foreign stock markets are generally not as developed or efficient as those in the U.S., and in most foreign markets volume and liquidity are less than in the U.S. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign stock exchanges, brokers and companies than in the U.S. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of assets or diplomatic developments that could affect investment within those countries. Because of these and other factors, securities of foreign companies acquired by the Funds may be subject to greater fluctuation in price than securities of domestic companies.

STRIPPED SECURITIES. To the extent consistent with their investment objectives, the Short-Term Bond Market, Intermediate Bond Market and Bond IMMDEX/TM Funds may purchase participations in trusts that hold U.S. Treasury and agency securities (such as TIGRs and CATs) and also may purchase Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments of U.S. Government obligations. These participations are issued at a discount to their "face value," and may (particularly in the case of stripped mortgage-backed securities) exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The SEC staff believes that participations in CATs and TIGRs and other similar trusts are not U.S. Government securities.

OPTIONS. The Short-Term Bond Market, Intermediate Bond Market and Bond IMMDEX/TM Funds may purchase put and call options in an amount not to exceed 5% of their respective net assets. Such options may relate to particular securities or various bond indices and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Purchasing options is a specialized investment technique which entails a substantial risk of a complete loss of the amount paid as premiums to the writer of the option.

The Short-Term Bond Market, Intermediate Bond Market and Bond IMMDEX/TM Funds will engage in unlisted over-the-counter options only with broker-dealers deemed creditworthy by the Adviser. Closing transactions in certain options are usually effected directly with the same broker-dealer that effected the original option transaction. A Fund bears the risk that the broker-dealer will fail to meet its obligations. There is no assurance that a liquid secondary trading market exists for closing out an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to perform in connection with the purchase or sale of options.

Each Fund may purchase put options on portfolio securities at or about the same time that it purchases the underlying security or at a later time. By buying a put, a Fund limits its risk of loss from a decline in the market value of the security until the put expires. Any appreciation in the value of and yield otherwise available from the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Call options may be purchased by a Fund in order to acquire the underlying security at a later date at a price that avoids any additional cost that would result from an increase in the market value of the security.
A call option may also be purchased to increase a Fund's return to investors at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security. Prior to its expiration, a purchased put or call option may be sold in a "closing sale transaction"
(a sale by a Fund, prior to the exercise of the option that it has purchased, of an option of the same series), and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs.

In addition, the Short-Term Bond Market, Intermediate Bond Market and Bond IMMDEX/TM Funds may write call options on securities and on various bond indices. Each Fund may write a call option only if the option is "covered" by the Fund's holding of a position in the underlying securities or otherwise, which would allow for immediate satisfaction of its obligation. Such options will be listed on a national securities exchange and the aggregate value of the Fund's assets subject to options written by the Fund will not exceed 5% of the value of its net assets during the current year. In order to close out an option position, a Fund will be required to enter into a "closing purchase transaction" (the purchase of a call option on a security or an index with the same exercise price and expiration date as the call option which it previously wrote on the same security or index).

By writing a covered call option on a security, a Fund foregoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit, and it is not able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction by purchasing an option of the same series. Except to the extent that a written call option on an index is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of securities held by the Fund during the period the option was outstanding. The use of covered call options will not be a primary investment technique of the Funds.

For additional information relating to option trading practices and related risks, see the Statement of Additional Information.

FUTURES CONTRACTS AND RELATED OPTIONS. The Adviser may determine that it would be in the interest of the Short-Term Bond Market, Intermediate Bond Market and Bond IMMDEX/TM Funds to purchase or sell futures contracts, or options thereon, as a hedge against changes resulting from market conditions in the value of the securities held by the Funds, or of securities which it intends to purchase, to maintain liquidity, to have fuller exposure to price movements in the respective bond index or to reduce transaction costs. For example, a Fund may enter into transactions involving a bond index futures contract, which is a bilateral agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value (which assigns relative values to the bonds included in the index) at the close of the last trading day of the contract and the price at which the futures contract is originally struck.
No physical delivery of the underlying bonds in the index is made. The
Adviser may also determine it would be in the interest of a Fund to purchase or sell interest rate futures contracts, or options thereon, which provide for the future delivery of specified fixed-income securities. Risks associated with the use of futures contracts include (a) imperfect correlation between the change in market values of the bonds held by a Fund and the prices of bond index futures contracts, and (b) the possible lack of a liquid secondary market for futures contracts and the resulting inability of a Fund to close open futures positions. During the current fiscal year, the Short-Term Bond Market, Intermediate Bond Market and Bond IMMDEX/TM Funds intend to limit transactions in futures contracts and related options so that not more than 5% of a Fund's respective net assets are at risk. For a more detailed description of futures contracts and futures options, including a discussion of the limitations imposed by federal tax law, see Appendix B to the Statement of Additional Information.

PORTFOLIO TURNOVER. Each Fund may sell a portfolio investment soon after its acquisition if the Adviser believes that such a disposition is consistent with attaining the investment objective of the Fund. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A high rate of portfolio turnover (over 100%) may involve correspondingly greater brokerage commission expenses and other transaction costs, which must be borne directly by the Fund and ultimately by its shareowners. High portfolio turnover may result in the realization of substantial net capital gains; to the extent net short-term capital gains are realized, distributions resulting from such gains will be ordinary income for federal income tax purposes. (See "Taxes-Federal.") See "Financial Highlights" for each Fund's portfolio turnover rates.

BOND INDICES. The Lehman Brothers 1-3 Government/Corporate, the Lehman Brothers Intermediate Government/Corporate and the Lehman Brothers Government/Corporate are trademarks of Lehman Brothers. The Funds, their Adviser and Co-Administrators are not affiliated in any way with Lehman Brothers. See "Management of the Funds." Inclusion of a security in the bond indices in no way implies an opinion by Lehman Brothers' as to its attractiveness or appropriateness as an investment. Lehman Brothers' publication of the bond indices is not made in connection with any sale or offer for sale of securities or any solicitations of orders for the purchase of securities.

PURCHASE OF SHARES

Retail Shares of the Funds are offered and sold on a continuous basis by the
distributor for the    Funds, B.C. Ziegler and Company (the "Distributor"),
which is independent of the Adviser. The Distributor is a registered broker-dealer with offices at 215 North Main Street, West Bend, Wisconsin 53095.

Purchase orders for shares may be placed through the transfer agent of the Funds, registered representatives of Elan Investment Services, Inc. ("Elan"), or organizations that have entered into distribution or servicing agreements with the Funds (including Elan, "Shareowner Organizations"). For a discussion of transactions through Shareowner Organizations, see "Shareowner Organizations" below.

THE MINIMUM INITIAL INVESTMENT FOR SHARES IN A FUND IS $1,000; WITH THE EXCEPTION OF IRAS, WHICH HAVE A MINIMUM INITIAL INVESTMENT OF $100. The minimum investment for all accounts for subsequent purchases is $50. The minimum initial investment will be waived if you participate in the Periodic Investment Plan. The Funds reserve the right to close your account if the value is less than $1,000 and you are not currently participating in the Periodic Investment Plan. For additional information on involuntary redemptions, see "Other Redemption Information" below. The $1,000 minimum account balance applies only to accounts opened with Portico on or after February 28, 1997. Accounts opened with Portico on or before February 27, 1997 must maintain a minimum account balance of $50.

Once each business day, two share prices are calculated for each Fund: the offering price and the net asset value (NAV). Retail Shares are purchased at the offering price which is the net asset value plus a sales charge which varies in accordance with the amount of the purchase as indicated below:

                                                                  SHAREOWNER
                         SALES CHARGE        SALES CHARGE        ORGANIZATION
     AMOUNT OF               AS A                AS A           REALLOWANCE AS
   TRANSACTION AT       PERCENTAGE OF       PERCENTAGE OF      A PERCENTAGE OF
   OFFERING PRICE       OFFERING PRICE     NET ASSET VALUE      OFFERING PRICE
--------------------------------------------------------------------------------
Less than $50,000           2.00%               2.04%               1.50%
$50,000 to $99,999          1.00%               1.01%               0.50%
$100,000 to $249,999        0.50%               0.50%               0.25%
$250,000 or more             none                none                none

The Distributor may reallow the entire sales charge to certain Shareowner Organizations. To the extent that 90% or more of the sales charge is reallowed, Shareowner Organizations may be deemed to be underwriters under the Act.

You may purchase shares without a sales charge if: (a) you were a Portico shareowner as of January 1, 1995 and have continuously maintained a shareowner account with the Company; (b) you make any purchase within 60 days of a redemption of Portico Institutional Shares, (c) you are an employee, director or retiree of Firstar Corporation or its affiliates or of Portico; (d) you maintain a personal trust account with an affiliate of Firstar Corporation at the time of purchase; (e) you make any purchase within 60 days of a termination of a personal trust account with an affiliate of Firstar Corporation; (f) you make any purchase for your medical savings account for which Firstar Corporation or an affiliate serves in a custodial capacity; (g) you make any purchase for your individual retirement accont; (h) you make any purchase within 60 days of a redemption of a mutual fund on which you paid an initial sales charge or a contingent deferred sales charge; (i) you are a registered investment adviser that has entered into an agreement with the Distributor to purchase shares for your own account or for discretionary client accounts;
(j) you are a spouse, parent or child of an individual who falls within the preceding categories (a) or (d) above; or (k) you are a spouse, parent, sibling or child of an individual who falls within the preceding category
(c) above. In addition, you may reinvest all or any portion of your proceeds from redemption of shares of the Funds in Retail Shares of the Funds or Retail Shares of other Portico funds, within 365 days of a redemption without paying a sales charge. Shares so reinvested will be purchased at a price equal to the net asset value next determined after the transfer agent receives payment in proper form.

QUANTITY DISCOUNTS. You may be entitled to reduced sales charges through the Right of Accumulation or under a Letter of Intent, even if you do not make an investment of a size that would normally qualify for a quantity discount.

To qualify for a reduction of or exception to the sales charge, you must notify your Shareowner Organization or the Distributor at the time of purchase or exchange. The reduction in sales charge is subject to confirmation of your holdings through a check of records. The Fund may modify or terminate quantity discounts at any time. For more information about quantity discounts, contact your Shareowner Organization or Portico Investor Services at 1-800-982-8909.

RIGHTS OF ACCUMULATION. A reduced sales charge applies to any purchase of shares of any Portico Fund that is purchased with a sales charge (an "Eligible Fund") where an investor's then current aggregate investment is $50,000 or more. "Aggregate investment" means the total of: (a) the dollar amount of the then current purchase of shares of an Eligible Fund, and (b) the value (based on current net asset value) of previously purchased and beneficially owned shares of any Eligible Fund on which a sales charge has been paid. If, for example, an investor beneficially owns shares of one or more Eligible Funds with an aggregate current value of $49,000 on which a sales charge has been paid and subsequently purchases shares of an Eligible Fund having a current value of $1,000, the sales charge applicable to the subsequent purchase would be reduced to 1.00% of the offering price. Similarly, each subsequent investment in Eligible Fund shares may be added to an investor's aggregate investment at the time of purchase to determine the applicable sales charge.

LETTER OF INTENT. By signing a Letter of Intent (available from the Distributor and Shareowner Organizations), an investor becomes eligible for the reduced sales charge applicable to the total number of Eligible
Fund shares purchased in a 13-month period pursuant to the terms and under the conditions set forth in the Letter of Intent. To compute the applicable sales charge, the offering price of shares of an Eligible Fund on which a sales charge has been paid, beneficially owned by an investor on the date of submission of the Letter of Intent, may be used as a credit toward completion of the Letter of Intent. However, the reduced sales charge will be applied only to new purchases.

During the term of the Letter of Intent, the transfer agent will hold in escrow shares equal to 5% of the amount indicated in the Letter of Intent for payment of a higher sales charge if an investor does not purchase the full amount indicated in the Letter of Intent. The escrow will be released when an investor fulfills the terms of the Letter of Intent by purchasing the specified amount. Any redemptions made during the 13-month period will be subtracted from the amount of purchases in determining whether the Letter of Intent has been completed. If total purchases qualify for a further sales charge reduction, the sales charge will be adjusted to reflect an investor's total purchases.
If total purchases are less than the amount specified in the Letter of Intent, an investor will be requested to remit an amount equal to the difference between the sales charge actually paid and the sales charge applicable to the total purchases. If such remittance is not received within 20 days, the transfer agent, as attorney-in-fact pursuant to the terms of the Letter of Intent and at the Distributor's direction, will redeem an appropriate number of shares held in escrow to realize the difference. Signing a Letter of Intent does not bind an investor to purchase the full amount indicated at the sales charge in effect at the time of signing, but an investor must complete the intended purchase in accordance with the terms of the Letter of Intent to obtain the reduced sales charge. To apply, an investor must indicate his or her intention to do so under a Letter of Intent at the time of purchase of shares.

QUALIFICATION FOR DISCOUNTS. For purposes of applying the Rights of Accumulation and Letter of Intent privileges described above, the scale of sales charges applies to the combined purchases made by any individual and/or spouse purchasing securities for his, her or their own account, or the aggregate investments of a trustee or other fiduciary or IRA for the benefit of the persons listed above.

PURCHASE ORDERS. Investors may purchase shares of the Funds through registered representatives of Elan located at Firstar Banks ("Firstar Investment Offices") or directly with the Funds' transfer agent. All checks must be drawn on a bank located within the United States and must be payable in U.S. dollars. Subsequent investments in an existing account in a Fund may be made at any time by sending to the address below a check or money order payable to the Fund in which the investment is being made as shown above, along with a letter stating the amount of the investment, the name of the Fund and the account number in which the investment is to be made. A $20 fee will be imposed by the Funds' transfer agent if any check used for investment in an account does not clear, and the investor involved will be responsible for any loss incurred by a Fund.

PURCHASE ORDERS PLACED THROUGH REGISTERED REPRESENTATIVES
                          TO OPEN AN ACCOUNT                                    TO ADD TO AN ACCOUNT

IN PERSON                 _ Complete an application at a Firstar                _ Bring your check to a Firstar
                            Investment Office. Call 1-800-982-8909                Investment Office. Call 1-800-982-8909
                            for the office nearest you.                           for the office nearest you.

BY PHONE                  _ Call your registered representative                 _ Call your registered representative
                            or call 1-800-982-8909 for the office                 or call 1-800-982-8909 for the office
                            nearest you.                                          nearest you.

AUTOMATICALLY             _ Call your registered representative to              _ Complete a Periodic Investment Plan
                            obtain a purchase application which                   Application to automatically purchase
                            includes information for a Periodic                   more shares.
                            Investment Plan.

PURCHASE ORDERS PLACED THROUGH THE TRANSFER AGENT

                          TO OPEN AN ACCOUNT                                    TO ADD TO AN ACCOUNT


BY MAIL                   _ Complete an application and                         _ Make your check payable to
                            mail it along with a check                            Portico Funds. Please include
                            payable to Portico Funds,                             your account number on your
                            P.O. Box 3011,                                        check and mail it to the address
                            Milwaukee, WI 53201-3011.                             on your statement.

OVERNIGHT                 _ Complete an application and                         _ Make your check payable to
DELIVERY                    deliver it along with a check                         Portico Funds. Please include
                            payable to Portico Funds,                             your account number on your
                            615 East Michigan St.,                                check and deliver it to the
                            Milwaukee, WI 53202.                                  address at the left.

IN PERSON                 _ Bring your application and                          _ Bring your check to a Firstar
                            check to a Firstar Investment                         Investment Office. Call
                            Office. Call 1-800-982-8909                           1-800-982-8909 for the office
                            for the office nearest you.                           nearest you.


AUTOMATICALLY             _ Call 1-800-982-8909 to obtain a                     _ Complete a Periodic Investment Plan
                            purchase application which includes                   Application to automatically purchase
                            information for a Periodic                            more shares.
                            Investment Plan.                                    _ Open a ConvertiFundR (account to automatically
                                                                                  invest proceeds from one account to another
                                                                                  account of the Portico family of funds.)

BY WIRE                   _ Call 1-800-228-1024 to arrange a wire               _ Call 1-800-228-1024 to arrange a
                            transaction. Ask your bank to transmit                wire transaction. Ask your bank to
                            immediately available funds by wire                   transmit immediately available funds
                            in the amount of your purchase to:                    by wire as described at the left.
                            Firstar Bank Milwaukee, N.A.                          Please also include your account
                            ABA # 0750-00022, Account #                           number.
                            112-952-137 for further credit to
                            [name of Fund] [the name/title
                            on the account ].

BY PHONE                  _ Call 1-800-228-1024 to exchange from                _ Call 1-800-228-1024 to exchange
                            another Portico Fund account with                     from another Portico Fund account
                            the same registration including name,                 with the same registration including
                            address and taxpayer ID number.                       name, address and taxpayer
                                                                                  ID number.

Investors making initial investments by wire must promptly complete a Purchase Application and forward it to the respective Fund. REDEMPTIONS WILL NOT BE PAID UNTIL THE COMPLETED APPLICATION HAS BEEN RECEIVED BY THE TRANSFER AGENT.

If an order and payment are received by the transfer agent in proper form (as described above) before the close of regular trading hours on the New York Stock Exchange (the "Exchange"), currently 3:00 p.m. Central Time, on a business day, Fund shares will be purchased as of the determination of net asset value on that day. Purchase orders which are received after the close of regular trading hours on the Exchange, or on non-business days, and orders for which payment is not received by the close of regular trading hours on the Exchange on a business day, will be executed on the next business day after receipt of both the order and payment in proper form by the transfer agent.

The Funds will not accept payment in cash or third party checks for the purchase of shares. Federal regulations require that each investor provide a Social Security number or other certified taxpayer identification number upon opening or reopening an account. The Funds reserve the right to reject applications without such a number or an indication that a number has been applied for. If a number has been applied for, the number must be provided and certified within sixty days of the date of the application. Any accounts opened without a proper number will be subject to backup withholding at a rate of 31% on all liquidations and dividend and capital gain distributions.

Certificates for shares will be issued only upon shareowner request. The Funds reserve the right to reject any purchase order. Payment for shares of a Fund in the amount of $1,000,000 or more may, at the discretion of the Adviser, be made in the form of securities that are permissible investments for the respective Fund. For further information, see the Statement of Additional Information or contact the Portico Investor Services at 1-800-982-8909 or 414-287-3710 (Milwaukee area).

REDEMPTION OF SHARES Redemption orders are effected at the net asset value per share next determined after receipt of the order by the transfer agent. If a redemption order is received in proper form (as described below) before the close of regular trading hours on the Exchange, currently 3:00 p.m. Central Time, on a business day, Fund shares will be redeemed as of the determination of net asset value on that day. Redemption orders which are received after the close of regular trading hours on the Exchange, or on non-business days, will be executed on the next business day. Depending upon the current net asset value of the redeemed shares at the time of redemption, the value of the shares redeemed may be more or less than the investor's cost.


REDEMPTION ORDERS

                                                                                THROUGH A REGISTERED
                                      THROUGH THE TRANSFER AGENT                     REPRESENTATIVE
                                      --------------------------                --------------------

                 BY PHONE             _ Call 1-800-228-1024 with your account   _ Call your registered representative
                                        name, account number and amount of        at the number on your statement,
                                        redemption (minimum $500).                or 1-800-982-8909.
                                        Redemption proceeds will only be
                                        sent to a shareowner's address or
                                        bank account of a commercial bank
                                        located within the United States as
                                        shown on the transfer agent's records.
                                        (Available only if established on the
                                        account application and if there has
                                        been no change of address by
                                        telephone within the preceding
                                        15 days.)

                 BY MAIL,             _ Mail your instructions to the Portico   _ Mail your instructions to the Portico
                 OVERNIGHT              Funds, P.O. Box 3011, Milwaukee,          Funds, P.O. Box 3011, Milwaukee,
                 DELIVERY               WI 53201-3011, or deliver them (via       WI, 53201-3011, or deliver them to
                 OR IN PERSON           overnight delivery or in person) to       615 E. Michigan Street, Milwaukee,
                                        615 E. Michigan Street, Milwaukee,        WI, 53202, or bring your instructions
                                        WI 53202. Include the number of           to your registered representative's
                                        shares or the amount to be redeemed,      office.
                                        your shareowner account number
                                        and Social Security number or other
                                        taxpayer identification number. Your
                                        instructions must be signed by all
                                        persons required to sign for
                                        transactions exactly as their names
                                        appear on the account. If the
                                        redemption amount exceeds $50,000,
                                        or if the proceeds are to be sent
                                        elsewhere than the address of record,
                                        or the address of record has been
                                        changed by telephone within the
                                        preceding 15 days, each signature
                                        must be guaranteed in writing by
                                        either a commercial bank that is a
                                        member of the FDIC, a trust company,
                                        a credit union, a savings association,
                                        a member firm of a national securities
                                        exchange or other eligible guarantor
                                        institution.

                 AUTOMATICALLY        _ Call 1-800-982-8909 for a Systematic    _ Call your registered representative to
                                        Withdrawal Plan application ($15,000      establish a Systematic Withdrawal Plan.
                                        account minimum and $100 minimum
                                        per transaction).

Guarantees must be signed by an eligible guarantor institution and "Signature Guaranteed" must appear with the signature. If certificates have been issued, the certificates, properly endorsed or accompanied by a properly executed stock power and accompanied by signature guarantees, must be received by the transfer agent or Elan. The Funds may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees and guardians. A redemption request will not be deemed to be properly received until the transfer agent or Elan receives all required documents in proper form. Purchases of additional shares concurrently with withdrawals could be disadvantageous because of the sales charge involved in the additional purchase.

The transfer agent charges a $12.00 fee for each payment made by wire of redemption proceeds, which will be deducted from the shareowner's account. The transfer agent also charges a $15.00 fee for each IRA distribution (unless it is part of a Systematic Withdrawal Plan), which will be deducted from the shareowner's account.

In order to arrange for telephone redemptions after an account has been opened or to change the bank or account designated to receive redemption proceeds, a written request must be sent to Portico Investor Services at the address listed above or contact your registered representative. The request must be signed by each shareowner of the account. Further documentation may be requested from corporations, executors, administrators, trustees and guardians.

The Funds reserve the right to refuse a telephone redemption if they believe it is advisable to do so. Procedures for redeeming shares by telephone may be modified or terminated by the Funds at any time upon notice to shareowners. During periods of substantial economic or market change, telephone redemptions may be difficult to implement. If a shareowner is unable to contact the transfer agent by telephone, shares may also be redeemed by delivering the redemption request to the transfer agent.

In an effort to prevent unauthorized or fraudulent redemption requests by telephone, Portico and the transfer agent employ reasonable procedures specified by a Fund to confirm that such instructions are genuine. Among the procedures used to determine authenticity, investors electing to redeem or exchange by telephone will be required to provide their account number. All such telephone transactions will be tape recorded and confirmed in writing to the shareowner. Portico may implement other procedures from time to time. If reasonable procedures are not implemented, Portico and/or the transfer agent may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, the shareowner is liable for any loss for unauthorized transactions.


OTHER REDEMPTION INFORMATION

The Funds will make payment for redeemed shares typically within one or two business days, but no later than the seventh day after receipt by the transfer agent of a request in proper form, except as provided by SEC rules. HOWEVER, IF ANY PORTION OF THE SHARES TO BE REDEEMED REPRESENTS AN INVESTMENT MADE BY CHECK, THE FUNDS MAY DELAY THE PAYMENT OF THE REDEMPTION PROCEEDS UNTIL THE TRANSFER AGENT IS REASONABLY SATISFIED THAT THE CHECK HAS BEEN COLLECTED, WHICH MAY TAKE TWELVE DAYS FROM THE PURCHASE DATE. This procedure does not apply to shares purchased by wire payment. An investor must have filed a Purchase Application before any redemption requests can be paid.

The Funds impose no charge when shares are redeemed and reserve the right to redeem an account involuntarily, upon sixty days' written notice, if redemptions cause the account's net asset value to remain at less than $1,000. A Fund may also redeem shares involuntarily if it is appropriate to do so to carry out the Fund's responsibilities under the 1940 Act and, in certain cases, may make payment for redemption in securities. Investors would bear any brokerage or other transaction costs incurred in converting the securities so received to cash. See the Statement of Additional Information for examples of when such redemptions might be applicable.

Questions concerning the proper form for redemption requests should be directed to Portico Investor Services at 1-800-228-1024 or 414-287-3808 (Milwaukee area).


SHAREOWNER SERVICES

The services and privileges described below are available to retail shareowners of the Funds. These may be modified or terminated at any time upon notice to shareowners.

SHAREOWNER REPORTS

Shareowners will be provided with a report showing portfolio investments and other information at least semiannually; and after the close of the Funds' fiscal year which ends October 31, with an annual report containing audited financial statements. To eliminate unnecessary duplication, only one copy of shareowner reports will be sent to shareowners with the same mailing address. Shareowners who desire a duplicate copy of shareowner reports to be mailed to their residence should call Portico Investor Services at 1-800-982-8909, or write to Portico Investor Services at the address listed above.

In addition, account statements will be mailed to shareowners after each purchase, reinvestment of dividends and redemption.


AUTOMATED TELERESPONSE SERVICE

Shareowners using a touch-tone telephone can access information on the Funds twenty-four hours a day, seven days a week. When calling Portico Investor Services at 1-800-228-1024, shareowners may choose to use the automated information feature or, during regular business hours (8:00 a.m. to 7:00 p.m. Central Time, Monday through Friday), speak with a Portico Investor Services representative.

The automated service provides the information most frequently requested by shareowners. After calling the 800-number, pressing "2" on their touch-tone phone, shareowners can:

1.   Determine closing prices for each Fund.
2.   Learn how the price of a Fund has changed from the previous day.
3.   Hear daily yields for Portico money market funds.

Money market fund yields reflect fee waivers in effect, represent past performance and will vary. If fees were not waived, yields would be reduced. Past performance is no guarantee of future results. Current yield refers to income earned by a fund's investments over a 7-day period. It is then annualized and stated as a percentage of the investment. Effective yield is the same as current yield except that it assumes the income earned by an investment in a fund will be reinvested. An investment in any one of the Portico money market funds is neither insured nor guaranteed by the U.S. government nor is there any assurance the funds will be able to maintain a stable net asset value of $1.00 per share.

To speak with a Portico Investor Services representative anytime during an automated teleresponse session (during regular business hours), shareowners may press "0."

For total return information, shareowners must call Portico Investor Services at 1-800-982-8909 or 414-287-3710 (Milwaukee area).

TELEPHONE EXCHANGE  PRIVILEGE

 If shares may legally be sold in the state of the investor's residence, shareowners are generally permitted to exchange their Retail Shares in a Fund (with a minimum current value of $1,000) for Retail Shares of other funds in the Portico family of funds without charge or commission by the Fund. A sales charge will be imposed on the exchange if the shares of the Fund being acquired have a sales charge and the shares being redeemed were purchased or otherwise acquired without a sales charge unless a shareowner qualifies for a sales charge exemption as described in the section "Purchase of Shares". Telephone exchange privileges automatically apply to each shareowner of record and the representative of record unless and until the transfer agent receives written instructions from the shareowner(s) of record canceling the privilege.

Portico reserves the right to terminate indefinitely the exchange privilege of any shareowner, broker, investment adviser or agent who requests more than four exchanges within a calendar year, whether for oneself or one's customers. Portico may determine to do so with prior notice to the shareowner, broker, investment adviser or agent based on a consideration of both the number of exchanges the particular shareowner, broker, investment adviser or agent has requested and the time period over which those exchange requests have been made, together with the level of expense to the Funds or other adverse effects which may result from the additional exchange requests. If any portion of the shares to be exchanged represents an investment made by check, a Fund may delay the acquisition of new shares in an exchange until the transfer agent is reasonably satisfied that the check has been collected, which may take twelve days from the purchase date.

Investors may find the exchange privilege useful if their investment objectives or market outlook should change after they invest in the Portico family of funds. For federal income tax purposes, an exchange of shares is a taxable event and, accordingly, a capital gain or loss may be realized by an investor. Before making an exchange request, an investor should consult a tax or other financial adviser to determine the tax consequences of a particular exchange. No exchange fee is currently imposed by Portico on exchanges. Portico, however, reserves the right to impose a charge in the future.

In order to request an exchange by telephone, a shareowner must give the account name, account number and the amount or number of shares to be exchanged. During periods of significant economic or market change, telephone exchanges may be difficult to implement. If a shareowner is unable to contact the transfer agent by telephone, shares may also be exchanged by delivering the exchange request to the transfer agent in person or by mail at the addresses listed above under "Redemption of Shares."

The Funds reserve the right to reject any exchange request with prior notice to a shareowner and the exchange privilege may be modified or terminated at any time. At least sixty days' notice will be given to shareowners of any material modification or termination except where notice is not required under SEC regulations. The responsibility of the Funds and their transfer agent for the authenticity of telephone exchange instructions is limited as described above under "Redemption of Shares."

RETIREMENT PLANS The Funds offer individual retirement accounts and prototype defined contribution plans, including simplified employee; 401(k), profit-sharing and money purchase pension plans ("Retirement Plans"). For details concerning Retirement Plans (including service fees), please call Portico Investor Services at 1-800-982-8909 or 414-287-3710 (Milwaukee area).

DIVIDENDS AND DISTRIBUTIONS

Dividends from a Fund's net investment income are declared and paid monthly by the Short-Term Bond Market Fund, Intermediate Bond Market Fund, Tax-Exempt Intermediate Bond Fund and Bond IMMDEX/TM Funds. Each Fund's net realized capital gains are distributed at least annually to avoid tax to the Fund.

Dividends and distributions will reduce the net asset value of the Funds' Retail Shares by the amount of the dividend or distribution. Dividends and distributions are automatically reinvested in additional Retail Shares of the Fund on which the dividend or distribution is paid at their net asset value per share (as determined on the payable date), unless the shareowner notifies the Fund's transfer agent or a registered representative that dividends or capital gains distributions, or both, should be paid in cash. Cash dividends and distributions will be paid by check unless the Fund's transfer agent receives a voided check or deposit ticket to enable the dividends or distributions to be directly deposited into the shareowner's bank account. Cash dividends and distributions will be paid within five business days after the end of the month in which dividends are declared or within five business days after a redemption of all of a shareowner's shares of a Fund. Reinvested dividends and distributions receive the same tax treatment as those paid in cash.

MANAGEMENT OF THE FUNDS

The business and affairs of the Funds are managed under the direction of the Board of Directors of the Portico Funds, Inc. ("Portico" or the "Company"). The Statement of Additional Information contains the name and background information regarding each Director.

ADVISORY SERVICES

FIRMCO, a Wisconsin corporation and subsidiary of Firstar Corporation, a bank holding company, serves as investment adviser to each Fund. FIRMCO, with principal offices at Firstar Center, 777 East Wisconsin Avenue, 8th Floor, Milwaukee, Wisconsin 53202, has been engaged in the business of providing investment advisory services since 1986. FIRMCO currently has $19.5 billion in assets under active management, of which $11.6 billion is invested in fixed-income and money market securities and $7.9 billion in equity securities.

Subject to the general supervision of the Board of Directors and in accordance with the respective investment objective and policies of each Fund, the Adviser manages each Fund's portfolio, makes decisions with respect to and places orders for all purchases and sales of each Fund's portfolio securities, and maintains records relating to such purchases and sales. The Adviser is authorized to allocate purchase and sale orders for portfolio securities to Shareowner Organizations, including, in the case of agency transactions, Shareowner Organizations which are affiliated with the Adviser, to take into account the sale of Fund Shares if the Adviser believes that the quality of the transaction and the amount of the commission are comparable to what they would be with other qualified brokerage firms. The Adviser is entitled to receive from each Fund a fee, calculated daily and payable monthly, at the following annual rates (as a percentage of the Fund's average daily net assets): 0.60% for the Short-Term Bond Market Fund, 0.50% for each of the Intermediate Bond Market and Tax-Exempt Intermediate Bond Funds and 0.30% for the Bond IMMDEX/TM Fund. The Adviser earned fees, net of waivers, for the fiscal year ended October 31, 1996, at the annual rate of 0.30% for the Short-Term Bond Market Fund, 0.33% for the Intermediate Bond Market Fund, 0.10% for the Tax-Exempt Intermediate Bond
Fund and 0.30% for the Bond IMMDEX/TM Fund.

The Adviser may voluntarily waive all or a portion of the advisory fee otherwise payable by a Fund from time to time. These waivers may be terminated at any time at the Adviser's discretion.

The following are biographies of the portfolio managers of each Fund.

Mary Ellen Stanek and Daniel Tranchita co-manage the Short-Term Bond Market Fund. Ms. Stanek is the President of FIRMCO and Director of Fixed Income Services; she has served in this role since 1994. In addition, Ms. Stanek has served as an officer of the Funds since September 1994. She has eighteen years of investment management experience and was named a Director of FIRMCO in 1992. Prior to joining FIRMCO, Ms. Stanek headed the Fixed Income and Quantitative Investment Management Department at Firstar Trust Company. She has been the Fund's portfolio manager since its inception on December 29, 1989. Mr. Tranchita is a Vice President and has been with Firstar since 1989. He has eight years of investment management experience and has been the portfolio manager of the Fund since January 1, 1993. Both Ms. Stanek and Mr. Tranchita are Chartered Financial Analysts.

Mary Ellen Stanek and Teresa Westman co-manage the Intermediate Bond Market Fund. A Senior Vice President and Senior Portfolio Manager of FIRMCO, Ms. Westman joined Firstar in 1987 and has ten years of investment management experience. Ms. Westman is a Chartered Financial Analyst. Both Ms. Stanek and Ms. Westman have managed the Fund since its inception on January 5, 1993.

Warren Pierson manages the Tax-Exempt Intermediate Bond Fund. Mr. Pierson joined Firstar in 1985 and has eleven years of fixed income experience at Firstar. He is a Vice President of FIRMCO and has been a portfolio manager of the Fund since June 22, 1993. Mr. Pierson is a Chartered Financial Analyst.

Mary Ellen Stanek and Teresa Westman co-manage the Bond IMMDEX/TM Fund.
Ms. Stanek has managed the Fund since its inception on December 29, 1989. Ms. Westman has been a portfolio manager of the Fund since January 1, 1992.

ADMINISTRATIVE SERVICES

Firstar Trust Company ("Firstar Trust") and B.C. Ziegler and Company ("Ziegler") serve as the Co-Administrators (the "Co-Administrators"). The Co-Administrators have agreed to provide the following administrative services for the Portico
Funds: assist in maintaining office facilities for the Funds; furnish clerical and certain other services required by the Funds; compile data for and prepare notices to the SEC; prepare semiannual reports to the SEC and current shareowners and filings with state securities commissions; coordinate federal and state tax returns; monitor the arrangements pertaining to the Funds' agreements with Shareowner Organizations; monitor the Funds' expense accruals; monitor compliance with the Funds' investment policies and limitations; and generally assist the Funds' operations. As further described in the Statement of Additional Information, certain services under the Co-Administration Agreement are provided jointly by Firstar Trust and Ziegler and other services are provided separately by either Firstar Trust or Ziegler. The Co-Administrators are entitled to receive a fee for their administrative services, computed daily and payable monthly, at the annual rate of 0.125% of Portico's first $2 billion of average aggregate daily net assets, plus 0.10% of Portico's average aggregate daily net assets in excess of $2 billion. The Co-Administrators may voluntarily waive all or a portion of their administrative fee from time to time. These waivers may be terminated at any time at the Co-Administrators' discretion.

For the fiscal year ended October 31, 1996, the Funds accrued administrative fees, after waivers, at the effective annual rates of 0.05% of each Fund's respective average net assets.

SHAREOWNER ORGANIZATIONS

Portico may enter into agreements from time to time with certain Shareowner Organizations, including affiliates of the Adviser (such as Elan), providing for certain support and/or distribution services to their customers who are the beneficial owners of Retail Shares of the Funds. Under the Service Agreements, shareowner support services, which are described more fully in the Statement of Additional Information, may include assisting investors in processing purchase, exchange and redemption requests; processing dividend and distribution payments from the Funds; providing information periodically to customers showing their positions in Retail Shares of the Funds; and providing sub-accounting with respect to Retail Shares beneficially owned by customers or the information necessary for sub-accounting. In addition, Shareowner Organizations under a Distribution and Service Agreement may provide the foregoing shareowner support services and may also provide assistance, such as the forwarding of sales literature and advertising to their customers, in connection with the distribution of Retail Shares. For their services, Shareowner Organizations may be entitled to receive fees from a Fund at annual rates of up to 0.25% of the average daily net asset value of the Retail Shares covered by their agreements. For the 1996 calendar year, Shareowner Organizations received fees pursuant to such agreements at the annual rates of 0.25% of their average net assets.

Under the terms of their agreements with Portico, Shareowner Organizations are required to provide a schedule of any fees that they may charge to their customers relating to the investment of their assets in Retail Shares covered by the agreements. Investors should read this Prospectus in light of such fee schedules and under the terms of their Shareowner Organization's agreement with Portico. In addition, investors should contact their Shareowner Organization with respect to the availability of shareowner services and the particular Shareowner Organization's procedures for purchasing and redeeming shares. It is the responsibility of Shareowner Organizations to transmit purchase and redemption orders and record those orders in customers' accounts on a timely basis in accordance with their agreements with customers. At the request of a Shareowner Organization, the transfer agent's charge of $12.00 for each payment made by wire of redemption proceeds may be billed directly to the Shareowner Organization.

The Glass-Steagall Act and other applicable laws, among other things, prohibit banks from engaging in the business of underwriting securities. Accordingly, banks will be engaged under agreements with Portico only to perform the administrative and investor servicing functions described above, and will represent to Portico that in no event will the services provided by them under the agreements be primarily intended to result in the sale of Retail Shares.

Conflict-of-interest restrictions may apply to the receipt of compensation paid by Portico to a Shareowner Organization in connection with the investment of fiduciary funds in Retail Shares. Institutions, including banks regulated by the Comptroller of the Currency and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult legal counsel before entering into agreements with Portico.

Agreements that contemplate the provision of distribution services by Shareowner Organizations are governed by a Distribution and Service Plan (the "Plan") that has been adopted by Portico pursuant to Rule 12b-1 under the 1940 Act. In the case of the Funds, no payments are made to their Distributor under the Plan. However, payments to Shareowner Organizations, including affiliates of the Adviser, under the Plan are not tied directly to their own out-of-pocket expenses and therefore may be used as they elect (for example, to defray their overhead expenses), and may exceed their direct and indirect costs.

CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT, AND ACCOUNTING SERVICES AGENT

Firstar Trust, an affiliate of the Adviser, provides custodial, transfer agency, dividend disbursing agency, and accounting services for the Funds. For the fiscal year ended October 31, 1996, total custodial, transfer agency, dividend disbursing agency, and accounting services fees earned by Firstar Trust were approximately 0.10%, 0.08%, 0.22% and 0.06% of the Short-Term Bond Market, Intermediate Bond Market, Tax-Exempt Intermediate Bond and Bond IMMDEX/TM Funds' average net assets, respectively. Additional information regarding the fees payable by the Funds to Firstar Trust for these services is provided in the Statement of Additional Information. Inquiries to the transfer agent may be sent to the following address: Firstar Trust Company, P.O. Box 3011, Milwaukee, Wisconsin 53201-3011.

INVESTMENT LIMITATIONS

Except for the limitations detailed below, the investment objective and policies of each Fund described in this Prospectus are not fundamental and may be changed by the Board of Directors without the affirmative vote of the owners of a majority of a Fund's outstanding shares. If there is a change in a Fund's investment objective, shareowners should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. The following descriptions summarize several of each Fund's fundamental investment limitations which are set forth in full in the Statement of Additional Information.

NO FUND MAY:

1. Purchase securities of any one issuer (other than U.S. Government securities) if more than 5% of the value of its total assets will be invested in the securities of such issuer, except that up to 25% of the value of a Fund's total assets may be invested without regard to this 5% limitation.

2. Subject to the foregoing 25% exception, purchase more than 10% of the outstanding voting securities of any issuer.

3. Invest 25% or more of its total assets in one or more issuers conducting their principal business activities in the same industry.

4. Borrow money or enter into reverse repurchase agreements except for temporary purposes in amounts up to 10% of the value of the total assets at the time of such borrowing, or mortgage, pledge or hypothecate any assets except in connection with such borrowings. Whenever borrowings (including reverse repurchase agreements) exceed 5% of the Fund's total assets, the Fund will not make any investments.

In addition, the Tax-Exempt Intermediate Bond Fund may not:

5. Invest less than 80% of its net assets in securities the interest on which is exempt from federal income tax, except during defensive periods or during periods of unusual market conditions. For purposes of this fundamental policy, Municipal Obligations that are subject to federal alternative minimum tax are considered taxable.

If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Fund's portfolio securities will not constitute a violation of such limitation. If due to market fluctuations or other reasons the amount of borrowings exceed the 10% limit stated above, a Fund will promptly reduce such amount.

TAXES
FEDERAL

Portico's management intends that each Fund will qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification generally will relieve each Fund of liability for federal income taxes to the extent its earnings are distributed in accordance with the Code.

Each Fund contemplates declaring as dividends each year at least 90% of its investment company income. An investor who receives a dividend derived from investment company taxable income (which includes any excess of net short-term capital gain over net long-term capital loss) treats it as a receipt of ordinary income in the computation of his gross income, whether such dividend is paid in the form of cash or additional shares of the Fund.

In addition, the Tax-Exempt Intermediate Bond Fund contemplates paying to its shareowners at least 90% of its exempt interest income net of certain deductions. Dividends paid by this Fund that are derived from exempt-interest income generally may be treated by shareowners as items of interest excludable from their gross income under Section 103(a) of the Code, unless under the circumstances applicable to the particular shareowner, exclusion would be disallowed. (See Statement of Additional Information under "Additional Information Concerning Taxes"). If the Fund should hold certain private activity bonds issued after August 7, 1986, shareowners must include, as an item of tax preference, the portion of dividends paid by the Fund that is attributable to interest on such bonds in their federal alternative minimum taxable income for purposes of determining liability (if any) for the 26%-28% alternative minimum tax applicable to individuals and the 20% alternative minimum tax and the environmental tax applicable to corporations. Corporate shareowners must also take all exempt-interest dividends into account in determining certain adjustments for federal alternative minimum and environmental tax purposes. The environmental tax applicable to corporations is imposed at the rate of 0.12% on the excess of the corporation's modified federal alternative minimum taxable income over $2,000,000. Shareowners receiving Social Security benefits should note that all exempt-interest dividends will be taken into account in determining the taxability of such benefits.

Any dividend or distribution of a Fund's excess of net long-term capital gain over its net short-term capital loss will be taxable to a shareowner of the Fund as long-term capital gain, regardless of how long the shareowner has held shares of the Fund.

Before purchasing Fund shares, the impact of dividend or capital gain distributions which are expected to be declared or have been declared but not paid, should be carefully considered. Any dividend or distribution paid by the Fund shortly after the purchase of shares of the Fund will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution. Such dividends or distributions, although in effect a return of capital to shareowners, are subject to income taxes.

Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of the dividends or gross sale proceeds paid to any shareowner (i) who has provided either an incorrect taxpayer identification number or no number at all, (ii) who is subject to withholding by the Internal Revenue Service for failure to properly include on his return payments of interest or dividends, or
(iii) who has failed, when required to do so, to certify that he is not subject to backup withholding. Each Fund generally also will withhold and remit to the U.S. Treasury 10% of all distributions from individual retirement accounts (including simplified employee plans) to any investor unless the transfer agent receives a written request not to withhold federal income tax from the investor prior to the distribution date; withholding on distributions from other types of Retirement Plans may be mandatory and may be at a higher rate.

A taxable gain or loss may be realized by a shareowner upon a redemption, transfer or exchange of Fund shares, depending on the tax basis of the shares and their price at the time of such disposition. If a shareowner held shares for six months or less, any loss realized by the shareowner will be disallowed to the extent of the amount of exempt-interest dividends received with respect to the shares and will be treated as long-term loss to the extent of any long-term capital distribution received.

Generally, a shareowner may include sales charges incurred upon the purchase of Retail Shares in his or her tax basis for such shares for the purpose of determining gain or loss on a redemption, transfer or exchange of shares. However, if the shareowner effects an exchange of such shares for Retail Shares of another fund of the Company within 90 days of the purchase and is able to reduce the sales charge applicable to the new shares (by virtue of the Company's exchange privilege), the amount equal to such reduction may not be included in the tax basis of the shareowner's exchanged shares, but may be included (subject to the limitation) in the tax basis of the new shares.

The foregoing is only a brief summary of some of the important federal income tax considerations generally affecting the Funds and their shareowners, and is not intended as a substitute for careful tax planning and is based on tax laws and regulations which are in effect on the date of this Prospectus. Such laws and regulations may be changed by legislative or administrative action. Accordingly, investors in the Funds should consult their tax advisers with specific reference to their own tax situation. Shareowners will be advised at least annually as to the federal income tax consequences of dividends and distributions made each year.

STATE AND LOCAL

Investors are advised to consult their tax advisers concerning the application of state and local tax laws, which may have different consequences from those of the federal income tax law described above. Dividends paid by the Tax-Exempt Intermediate Bond Fund may be taxable to investors under state or local law as dividend income even though all or a portion of such dividends may be derived from interest on obligations which, if realized directly, would be exempt from such income taxes.

DESCRIPTION OF SHARES

The Company was incorporated under the laws of the State of Wisconsin on February 15, 1988 and is registered with the SEC as an open-end management company. The Articles of Incorporation authorize the Board of Directors to issue up to 150 billion full and fractional shares of common stock, $.0001 par value per share. The Company currently has 16 classes representing interests in 16 investment portfolios. Each class of the Funds is currently divided into two separate series, a Retail and Institutional Series, representing interests in the same Fund. Of these authorized shares, 500 million shares have been classified for each Retail Series of each Fund discussed in this Prospectus.

Shares of each series bear their pro rata portion of all operating expenses paid by the Funds, except certain payments under the Funds' Distribution and Service Plan and Shareowner Servicing Plan applicable only to Retail Series Shares. Institutional Shares are offered in a separate prospectus and are sold without a sales charge. The differences in expenses and sales charges will affect the performance of Institutional and Retail Shares. Institutional Shares are only sold to and held by (i) trust, agency or custodial accounts opened through trust companies or trust departments affiliated with Firstar Corporation; (ii) employer sponsored qualified retirement plans; and (iii) clients of the Adviser. Retail Shares are available to any investor who does not fall within the three preceding categories. Portico Funds does not offer the Periodic Investment Plan, ConvertiFund_ and Systematic Withdrawal Plan to Shareowners of the Institutional Series. A salesperson and any other person or Shareowner Organization entitled to receive compensation for selling or servicing shares of a Fund may receive different compensation with respect to different series of shares.

For information regarding the other funds and series, contact Portico Investor Services at 1-800-982-8909 or 414-287-3710 (Milwaukee area) or your Shareowner Organization.

Portico does not presently intend to hold annual meetings of shareowners except as required by the 1940 Act or other applicable law. Portico will call a meeting of shareowners for the purpose of voting upon the question of removal of a member of the Board of Directors upon written request of shareowners owning at least 10% of the outstanding shares of Portico that are entitled to vote. To the extent required by law, Portico will assist in shareowner communication in such matters.

Shareowners of each class of the Funds are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held, and will vote in the aggregate and not by Fund except where otherwise required by law. It is contemplated that the shareowners of a Fund will vote separately on matters relating to its investment advisory agreement and any changes in its fundamental investment limitations. On any matter submitted to the vote of shareowners which only pertains to agreements, liabilities or expenses applicable to the Retail Shares but not the Institutional Shares of the same Fund, only the Retail Shares will be entitled to vote. Shares of Portico have noncumulative voting rights and, accordingly, the owners of more than 50% of Portico's outstanding shares (irrespective of Fund) may elect all of the Directors. As of January 31, 1997, the Adviser and its affiliates held, on behalf of their underlying accounts, approximately 72% of Portico's shares that were outstanding on that date.

Each Retail Share of a Fund represents an equal proportionate interest with other Retail Shares in the Fund, and is entitled to such dividends and distributions earned on its assets as are declared at the discretion of the Board of Directors. Shares of the Funds do not have preemptive rights. Each Fund is classified as a diversified company under the 1940 Act.

NET ASSET VALUE AND DAYS OF OPERATION

The net asset value of each Fund for purposes of pricing purchase and redemption orders is determined as of the close of regular trading hours on the Exchange, currently, 3:00 p.m. Central Time, on each day the Exchange is open for trading. As a result, shares of the Funds will not be priced on the days which the Exchange observes: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. Net asset value per Retail Share is calculated by dividing the value of all securities and other assets owned by each Fund that are allocated to Retail Shares, less the liabilities charged to Retail Shares, by the number of the Fund's outstanding Retail Shares.

Shares which are traded on a recognized exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market. Exchange-traded securities for which there were no transactions are valued at the current bid prices. Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter bid prices. Restricted securities, securities for which market quotations are not readily available and other assets are valued at fair value by the Adviser under the supervision of the Board of Directors.

Each Fund's securities may be valued based on valuations provided by an independent pricing service. These valuations are reviewed by the Adviser. If the Adviser believes that a valuation received from the services does not represent a fair value, it values the security by a method that the Board of Directors believes will determine a fair value. Any pricing service used may employ electronic data processing techniques, including a "matrix" system, to determine valuations.

PERFORMANCE CALCULATIONS

From time to time, total return and yield data for Retail Shares of a Fund may be quoted in advertisements or in communications to shareowners. The total return of a Fund's Retail Shares will be calculated on an average annual (compound) total return basis, and may also be calculated on an aggregate total return basis for various periods. Average annual total return reflects the average annual percentage change in value of an investment in Retail Shares of a Fund over the measuring period. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return assume that dividends and capital gain distributions made by the Retail Shares of the Fund during the period are reinvested in Retail Shares of the Fund and that the maximum sales charge during the period has been deducted from the investment at the time of the purchase.

All the Funds may advertise total return data without reflecting the sales charge if they are accompanied, in accordance with SEC rules, by average annual total return data reflecting the maximum sales charge. Quotations which do not reflect the sales charge will, of course, be higher than quotations which do.

Yield is computed based on the net income of a Fund's Retail Shares during a 30-day (or one-month) period, which will be identified in connection with the particular yield quotation. More specifically, the yield of the Retail Shares of the Fund is computed by dividing the net income per share of the Retail Shares of the Fund during a 30-day (or one-month) period by the net asset value per share of the Retail Shares of the Fund on the last day of the period and annualizing the result on a semiannual basis. The Tax-Exempt Intermediate Bond Fund may also quote a tax-equivalent yield which shows the level of taxable yield needed to produce an after-tax equivalent to the tax-free yield of the Retail Shares of the Fund. This is done by increasing the yield of the Retail Shares of the Fund (calculated as above) by the amount necessary to reflect the payment of federal income tax at a stated tax rate. The "tax equivalent yield" will always be higher than the "yield" of the Retail Shares of the Fund.

The total return and yield of a Fund's Retail Shares may be compared to those of other mutual funds with similar investment objectives and to bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the total return and yield of a Fund's Retail Shares may be compared to data prepared by Lipper Analytical Services, Inc. In addition, the total return of a Fund's Retail Shares may be compared to the Lehman Brothers 1-3 Year Government/Corporate Bond Index; the Merrill Lynch 1-2.99 U.S. Treasury Bond Index; the Lehman Brothers Intermediate Government/Corporate Bond Index; the Lehman Brothers 5-Year General Obligation Bond Index; the Lehman Brothers Government/Corporate Bond Index; and the Consumer Price Index. Total return and yield data as reported in national financial publications, such as Money Magazine, Forbes, Barron's, Morningstar Mutual Funds, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performance of the Funds.

Performance quotations represent past performance and should not be considered as representative of future results. The investment return and principal value of an investment in a Fund's Retail Shares will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Since performance will fluctuate, performance data for a Fund cannot necessarily be used to compare an investment in a Fund's Retail Shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Investors should remember that performance is generally a function of the kind and quality of the investments held in a portfolio, portfolio maturity, operating expenses and market conditions. Any fees charged by Shareowner Organizations directly to their customer accounts in connection with investments in a Fund will not be included in the Fund's calculations of yield and total return and will reduce the yield and total return received by the accounts. The methods used to compute yield and total return are described in more detail in the Statement of Additional Information.

                            _______________________

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THEIR DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS OR BY THEIR DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

TO OPEN AN ACCOUNT OR REQUEST INFORMATION
1-800-982-8909
1-414-287-3710

FOR ACCOUNT BALANCES AND INVESTOR SERVICES
1-800-228-1024
1-414-287-3808

PORTICO INVESTOR SERVICES
615 East Michigan Street
P.O. Box 3011
Milwaukee, Wisconsin 53201-3011

------------------------------------------------------------------------------



                            PORTICO FUNDS, INC.
                              (Retail Series)
                   Balanced Fund, Growth and Income Fund,
                            Special Growth Fund,
                  Equity Index Fund, MidCore Growth Fund,
                         International Equity Fund
                                 Form N-1A
                           Cross Reference Sheet
                  ________________________________________
Part A
Item No                                                   Prospectus Heading
--------                                                  ------------------

1.      Cover Page...................................     Cover Page

2.      Synopsis.....................................     Expense Summary

3.      Condensed Financial Information..............     Financial
                                                          Highlights;
                                                          Performance
                                                          Calculations

4.      General Description of Registrant............     Cover Page;
                                                          Investment
                                                          Objectives and
                                                          Policies; Other
                                                          Investment
                                                          Information;
                                                          Description of
                                                          Shares; Invest-
                                                          ment Limitations

5.      Management of the Fund.......................     Management of the
                                                          Funds

5A.     Management's Discussion of Fund Performance..     Inapplicable

6.      Capital Stock and Other Securities...........     Dividends and
                                                          Distributions;
                                                          Management of the
                                                          Funds; Taxes;
                                                          Description of
                                                          Shares

7.      Purchase of Securities Being Offered.........     Purchase of Shares;
                                                          Shareholder
                                                          Services; Net Asset
                                                          Value and Days of
                                                          Operation

8.      Redemption or Repurchase.....................     Redemption of
                                                          Shares; Shareholder
                                                          Services; Net Asset
                                                          Value and Days of
                                                          Operation

9.      Pending Legal Proceedings....................     Not Applicable


------------------------------------------------------------------------------
                                   PROSPECTUS

                               FEBRUARY 28, 1997

                                 BALANCED FUND

                             GROWTH AND INCOME FUND

                               EQUITY INDEX FUND

                              MIDCORE GROWTH FUND

                              SPECIAL GROWTH FUND

                           INTERNATIONAL EQUITY FUND

                                 PORTICO FUNDS

                 TABLE OF CONTENTS
                 Expense Summary                                    2
                 Financial Highlights                               5
                 Performance History                               10
                 Investment Objectives and Policies                11
                 Other Investment Information                      20
                 Purchase of Shares                                27
                 Redemption of Shares                              31
                 Shareowner Services                               33
                 Dividends and Distributions                       35
                 Management of the Funds                           35
                 Investment Limitations                            39
                 Taxes                                             40
                 Description of Shares                             42
                 Net Asset Value and Days of Operation             43
                 Performance Calculations                          43


PORTICO FUNDS, INC. is a family of sixteen mutual funds that offer a variety of investment objectives designed to meet the needs of individual and institutional investors. This Prospectus describes the Retail Shares of six of the Equity Funds. Portico Funds also offers retail and institutional shares of its bond funds and shares of its money market funds, which are described in separate prospectuses.

THE BALANCED FUND seeks capital appreciation and current income with relatively low volatility of capital.

THE GROWTH AND INCOME FUND seeks both reasonable income and long-term capital appreciation.

THE EQUITY INDEX FUND seeks returns, before Fund expenses, comparable to the price and yield performance of publicly traded common stocks in the aggregate as represented by the S&P 500 Stock Index.

THE MIDCORE GROWTH FUND seeks capital appreciation through investment in securities of medium- to large-sized companies.

THE SPECIAL GROWTH FUND seeks capital appreciation through investment in securities of small- to medium-sized companies.

THE INTERNATIONAL EQUITY FUND seeks capital appreciation through investment in foreign equity securities of small- to medium-sized companies.

Firstar Investment Research & Management Company ("FIRMCO" or the "Adviser") serves as investment adviser to each Fund, and the Funds are sponsored by B. C. Ziegler and Company (the "Distributor"). State Street Global Advisors, a division of State Street Bank and Trust Company (the "Sub-Adviser"), serves as the sub-adviser to the International Equity Fund. Shareowner Organizations may perform shareowner servicing and provide assistance in connection with the distribution of the Funds' shares and receive fees from the Funds for their services. (See "Management of the Funds").

This Prospectus sets forth concisely the information about the Funds that a prospective investor should consider before investing. You should read this Prospectus and retain it for future reference. Additional information about the Funds, contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission ("SEC") and is available upon request without charge by writing Portico Investor Services at 615 East Michigan Street, P.O. Box 3011, Milwaukee, Wisconsin 53201-3011, or by calling 1-800-982-8909 or 414-287-3710 (Milwaukee area). The SEC maintains a website (http://www.sec.gov.) that contains the Statement of Additional Information, material incorporated by reference and other information regarding registrants that file electronically with the SEC. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference in its entirety into the Prospectus.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SHARES OF THE FUNDS ARE NOT BANK DEPOSITS AND ARE NEITHER ENDORSED BY, INSURED BY, GUARANTEED BY, OBLIGATIONS OF, NOR OTHERWISE SUPPORTED BY THE FDIC, THE FEDERAL RESERVE BOARD, FIRSTAR INVESTMENT RESEARCH & MANAGEMENT COMPANY, FIRSTAR TRUST COMPANY, FIRSTAR CORPORATION, ITS AFFILIATES OR ANY OTHER BANK, OR OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE PORTICO FUNDS INVOLVES INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                               February 28, 1997



EXPENSE SUMMARY

                 Below is a summary of the shareowner transaction expenses and the annual operating expenses incurred by Retail Shares of the Balanced, Growth and Income, Equity Index, MidCore Growth, Special Growth, and International Equity Funds during the fiscal year ended October 31, 1996. An example based on the summary is also shown.

SHAREOWNER                          BALANCED      GROWTH AND     EQUITY INDEX    MIDCORE GROWTH   SPECIAL GROWTH    INTERNATIONAL
TRANSACTION EXPENSES                  FUND       INCOME FUND         FUND             FUND             FUND          EQUITY FUND
----------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge Imposed on
   Purchases                         4.00%          4.00%           4.00%            4.00%            4.00%             4.00%
Maximum Sales Charge Imposed on
   Reinvested Dividends               None           None            None             None             None              None
Deferred Sales Charge                 None           None            None             None             None              None
Redemption Fees                       None           None            None             None             None              None
Exchange Fees                         None           None            None             None             None              None
----------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND
OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE
NET ASSETS)
----------------------------------------------------------------------------------------------------------------------------------
Advisory Fees After Fees
   Waivers 2                         0.54%          0.74%           0.25%            0.74%            0.75%             0.71%
12b-1 Fees 3                         0.00%          0.00%           0.00%            0.00%            0.00%             0.00%
Shareowner Servicing Fees 3          0.25%          0.25%           0.25%            0.25%            0.25%             0.25%
Other Expenses After Fee
   Waivers 4                         0.21%          0.16%           0.16%            0.16%            0.13%             0.79%
Total Fund Operating Expenses
   After Fee Waivers 5               1.00%          1.15%           0.66%            1.15%            1.13%             1.75%


1     A fee of $12.00 is charged for each wire redemption. See "Redemption of Shares."
2     Absent voluntary advisory fee waivers, advisory fees for the Balanced Fund, Growth and Income Fund, MidCore Growth Fund and
      International Equity Fund would have been 0.75%, 0.75%, 0.75% and 1.50%, respectively. These advisory fees (except for the fee for the Equity Index Fund) are higher than the advisory fee payable by most other investment companies. See "Management of the Funds" in this Prospectus for a more complete description and the financial statements for the Funds for the fiscal year ended October 31, 1996 incorporated into the Statement of Additional Information.
3     The total of all 12b-1 fees and Shareowner Servicing Fees paid by a Fund may not exceed, in the aggregate, the annual rate of
      0.25% of a Fund's average daily net assets. The Funds do not expect to pay any 12b-1 fees for the current year. If 12b-1 fees are paid in the future, long-term shareowners may pay more than the economic equivalent of the maximum front end sales charge permitted by the National Association of Securities Dealers.
4     Absent voluntary administrative fee waivers, other expenses would have been 0.28%, 0.23%, 0.23%, 0.23%, 0.20% and 0.86% for the Balanced, Growth and Income, Equity Index, MidCore Growth, Special Growth and International Equity Funds, respectively.
5     Absent fee waivers, total operating expenses would have been 1.28%, 1.23%, 0.73%, 1.23%, 1.20% and 2.61% for the Balanced ,
      Growth and Income, Equity Index, MidCore Growth, Special Growth and International Equity Funds, respectively.

EXPENSE SUMMARY  Example: You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual returns, and (2) redemption of your investment at the end of the following periods:

                                           1 YEAR  3 YEARS  5 YEARS   10 YEARS
                  --------------------------------------------------------------
                  Balanced Fund             $50      $71      $ 93      $158
                  Growth and Income Fund     51       75       101       174
                  Equity Index Fund          46       60        75       119
                  MidCore Growth Fund        51       75       101       174
                  Special Growth Fund        51       75       100       173
                  International Equity Fund  57       93       131       238
                  --------------------------------------------------------------

                 The foregoing tables are intended to assist investors in understanding the expenses that shareowners bear either directly or indirectly and have been restated to reflect current fees. In addition, Shareowner Organizations may charge fees for providing services in connection with their clients' investments in a Fund's shares.

                 The example shown above should not be considered a representation of future investment return or operating expenses. Actual investment return and operating expenses may be more or less than those shown.

                                     UNDERSTANDING EXPENSES
                   Operating a mutual fund involves a variety of expenses for portfolio management, shareowner statements and reports, and other services. These costs are paid from a Fund's assets and their effect, except for fees charged directly by a Shareowner Organization to its customers, are factored into any quoted share price or return.


FINANCIAL        The financial highlights for each of the periods presented
HIGHLIGHTS       have been derived from financial statements which have been audited by Price Waterhouse LLP, independent accountants, whose report, which appears in the annual report to shareowners for the fiscal year ended October 31, 1996, is incorporated by reference into the Statement of Additional
                 Information. Prior to January 9, 1995, the Funds offered only one class of shares to both institutional and retail investors. On that date, the Funds began offering
                 Institutional Shares to institutional investors as described in a separate prospectus and Retail Shares to retail investors as described in this Prospectus. The tables on the following pages should be read in conjunction with the financial statements and related notes also incorporated by reference into the Statement of Additional Information. You may obtain the Statement of Additional Information and the annual report to shareowners, which contain additional performance information, free of charge by calling Portico Investor
                 Services or writing to Portico Investor Services at the address listed on the back cover of this Prospectus.

FINANCIAL                             INCOME FROM INVESTMENT OPERATIONS                                LESS DISTRIBUTIONS
HIGHLIGHTS                         ---------------------------------------                   --------------------------------------
                        NET ASSET             NET REALIZED AND                                                           NET ASSET
                          VALUE,      NET     UNREALIZED GAINS  TOTAL FROM   DIVIDENDS FROM DISTRIBUTIONS                  VALUE,
                        BEGINNING  INVESTMENT  OR (LOSSES) ON   INVESTMENT   NET INVESTMENT      FROM          TOTAL        END
                        OF PERIOD    INCOME      SECURITIES     OPERATIONS       INCOME     CAPITAL GAINS  DISTRIBUTIONS OF PERIOD
------------------------------------------------------------------------------------------------------------------------------------
BALANCED
Mar. 30, 19921 through
  Oct. 31, 1992          $20.00      $0.28          $ 0.44         $ 0.72       $(0.23)              $-       $(0.23)      $20.49
Year Ended 1993           20.49       0.47            2.27           2.74        (0.47)               -        (0.47)       22.76
Year Ended 1994           22.76       0.44          (0.66)         (0.22)        (0.44)               -        (0.44)       22.10
Year Ended 1995           22.10       0.49            3.77           4.26        (0.47)               -        (0.47)       25.89
Year Ended 1996           25.89       0.47            2.64           3.11        (0.47)          (0.55)        (1.02)       27.98
GROWTH AND INCOME
Dec. 29, 19891 through
  Oct. 31, 1990           20.00       0.69          (2.05)         (1.36)        (0.65)               -        (0.65)       17.99
Year Ended 1991           17.99       0.79            3.75           4.54        (0.81)               -        (0.81)       21.72
Year Ended 1992           21.72       0.69            0.56           1.25        (0.70)               -        (0.70)       22.27
Year Ended 19932          22.27       0.56            1.63           2.19        (0.57)          (0.19)        (0.76)       23.70
Year Ended 1994           23.70       0.43          (0.03)           0.40        (0.42)          (0.59)        (1.01)       23.09
Year Ended 1995           23.09       0.37            5.14           5.51        (0.38)          (0.60)        (0.98)       27.62
Year Ended 1996           27.62       0.42            6.61           7.03        (0.39)          (1.19)        (1.58)       33.07
EQUITY INDEX
Dec. 29, 19891 through
  Oct. 31, 1990           25.00       0.59          (3.41)         (2.82)        (0.55)               -        (0.55)       21.63
Year Ended 1991           21.63       0.73            6.31           7.04        (0.74)          (0.06)        (0.80)       27.87
Year Ended 19923          27.87       0.73            1.86           2.59        (0.73)          (0.01)        (0.74)       29.72
Year Ended 1993           29.72       0.75            3.32           4.07        (0.75)               -        (0.75)       33.04
Year Ended 1994           33.04       0.77            0.35           1.12        (0.75)               -        (0.75)       33.41
Year Ended 1995           33.41       0.70            7.70           8.40        (0.68)          (0.06)        (0.74)       41.07
Year Ended 1996           41.07       0.77            8.69           9.46        (0.78)          (0.35)        (1.13)       49.40


FINANCIAL HIGHLIGHTS (CONT.)                                     SUPPLEMENTAL DATA AND RATIOS
                                              -----------------------------------------------------------------
                                                                                   RATIO OF NET
                                                   NET         RATIO OF NET         INVESTMENT
                                                 ASSETS,       EXPENSES TO          INCOME TO          PORTFOLIO       AVERAGE
                                TOTAL              END         AVERAGE NET         AVERAGE NET          TURNOVER      COMMISSION
                              RETURN4, 5      PERIOD (000S)      ASSETS6             ASSETS6              RATE           RATE
-----------------------------------------------------------------------------------------------------------------------------------

BALANCED
Mar. 30, 19921 through
  Oct. 31, 1992                  3.72%          $ 45,653           0.75%7             2.48%7             29.04%            N/A
Year Ended 1993                 13.49%            82,099           0.75%7             2.24%7             71.60%            N/A
Year Ended 1994                (0.93%)            94,657           0.75%7             2.03%7             59.77%            N/A
Year Ended 1995                 19.55%            21,832           0.94%7             2.05%7             61.87%            N/A
Year Ended 1996                 12.30%            29,034           1.00%7             1.80%7             63.91%        $0.0581
GROWTH AND INCOME
Dec. 29, 19891 through
  Oct. 31, 1990                (6.96%)            65,741           0.74%8             4.39%8             49.85%            N/A
Year Ended 1991                 25.63%           103,414           0.75%8             3.93%8             28.05%            N/A
Year Ended 1992                  5.82%           135,713           0.75%8             3.16%8             31.25%            N/A
Year Ended 19932                 9.93%           160,704           0.88%8             2.44%8             86.24%            N/A
Year Ended 1994                  1.84%           164,053           0.90%8             1.89%8             56.85%            N/A
Year Ended 1995                 24.75%            42,424           1.09%8             1.51%8             47.85%            N/A
Year Ended 1996                 26.62%            71,310           1.15%8             1.42%8             51.37%        $0.0573
EQUITY INDEX
Dec. 29, 19891 through
  Oct. 31, 1990               (11.46%)            35,569           0.49%9             3.01%9              9.09%            N/A
Year Ended 1991                 32.90%            51,481           0.50%9             2.82%9              1.38%            N/A
Year Ended 19923                 9.36%            81,070           0.50%9             2.48%9              5.50%            N/A
Year Ended 1993                 13.79%            83,820           0.50%9             2.32%9             13.78%            N/A
Year Ended 1994                  3.51%           107,563           0.50%9             2.38%9             13.28%            N/A
Year Ended 1995                 25.79%            18,663           0.66%9             2.14%9              4.61%            N/A
Year Ended 1996                 23.36%            39,656           0.66%9             1.76%9              7.48%        $0.0604


1      Commencement of operations.
2      Effective June 17, 1993, FIRMCO assumed the investment advisory responsibilities of Firstar Trust Company, an affiliate of
       FIRMCO.
3      Effective February 3, 1992, FIRMCO assumed the investment advisory responsibilities of Firstar Trust Company, an affiliate of FIRMCO.
4      Not annualized for the period ended October 31, 1990 for the Growth and Income, Equity Index and Special Growth Funds, for
       the period ended October 31, 1992 for the Balanced Fund, for the period ended October 31, 1993 for the MidCore Growth Fund and for the period ended October 31, 1994 for the International Equity Fund.
5      The total return calculations for the Funds do not reflect the maximum sales charge of 4.00%.
6      Annualized for the period ended October 31, 1990 for the Growth and Income, Equity Index and Special Growth Funds, for the
       period ended October 31, 1992 for the Balanced Fund, for the period ended October 31, 1993 for the MidCore Growth Fund and for the period ended October 31, 1994 for the International Equity Fund.
7      Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 31, 1996, 1995, 1994,
       1993 and the period ended October 31, 1992 would have been 1.28%, 1.25%, 1.05%, 1.12% and 1.13%, respectively; and ratios of net investment income to average net assets for the fiscal years ended October 31, 1996, 1995, 1994, 1993 and the period ended October 31, 1992 would have been 1.52%, 1.74%, 1.73%, 1.87% and 2.10%, respectively.
8      Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 31, 1996, 1995, 1994,
       1993, 1992, 1991 and the period ended October 31, 1990 would have been 1.23%, 1.20%, 1.01%, 1.02%, 1.03%, 1.04% and 1.06%, respectively; and ratios of net investment income to average net assets for the fiscal years ended October 31, 1996, 1995,
       1994, 1993, 1992, 1991 and the period ended October 31, 1990 would have been 1.35%, 1.40%, 1.78%, 2.30%, 2.88%, 3.64% and
       4.07%, respectively.
 9     Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 31, 1996, 1995, 1994,
       1993, 1992, 1991 and the period ended October 31, 1990 would have been 0.73%, 0.73%, 0.57%, 0.56%, 0.60%, 0.63% and 0.70%, respectively; and ratios of net investment income to average net assets for the fiscal years ended October 31, 1996, 1995,
       1994, 1993, 1992, 1991 and the period ended October 31, 1990 would have been 1.69%, 2.07%, 2.31%, 2.26%, 2.39%, 2.69% and
       2.80%, respectively.
10     Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 31, 1996, 1995, 1994 and the period ended October 31, 1993 would have been 1.23%, 1.21%, 1.00% and 1.08%, respectively; and ratios of net investment income to average net assets for the fiscal years ended October 31, 1996, 1995, 1994 and the period ended October
       31, 1993 would have been (0.36)%, (0.18)%, 0.19% and 0.39%, respectively.
11     Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 31, 1996, 1995, 1994,
       1993, 1992, 1991 and the period ended October 31, 1990 would have been 1.20%, 1.17%, 0.98%, 1.01%, 1.02%, 1.06% and 1.13%, respectively; and ratios of net investment income to average net assets for the fiscal years ended October 31, 1996, 1995,
       1994, 1993, 1992, 1991 and the period ended October 31, 1990 would have been (0.42)%, (0.27)%, 0.04%, 0.11%, 0.39%, 0.79%
       and 1.02%, respectively.
12     Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 31, 1996, 1995 and the period ended October 31, 1994 would have been 2.61%, 2.85% and 2.85%, respectively; and ratios of net investment income to average net assets for the fiscal years ended October 31, 1996, 1995 and the period ended October 31, 1994 would have been
       (0.48)%, (0.69)% and (0.92)%, respectively.

FINANCIAL HIGHLIGHTS (CONT.)
                                      INCOME FROM INVESTMENT OPERATIONS                                LESS DISTRIBUTIONS
                                   ---------------------------------------                   --------------------------------------
                        NET ASSET             NET REALIZED AND                                                           NET ASSET
                          VALUE,      NET     UNREALIZED GAINS  TOTAL FROM   DIVIDENDS FROM DISTRIBUTIONS                  VALUE,
                        BEGINNING  INVESTMENT  OR (LOSSES) ON   INVESTMENT   NET INVESTMENT      FROM          TOTAL        END
                        OF PERIOD    INCOME      SECURITIES     OPERATIONS       INCOME     CAPITAL GAINS  DISTRIBUTIONS OF PERIOD
------------------------------------------------------------------------------------------------------------------------------------
MIDCORE GROWTH
Dec. 29, 19921 through
  Oct. 31, 1993          $20.09      $0.09          $ 1.32         $ 1.41       $(0.10)             $ -       $(0.10)      $21.40
Year Ended 1994           21.40       0.06            0.06           0.12        (0.05)               -        (0.05)       21.47
Year Ended 1995           21.47     (0.02)            4.16           4.14        (0.03)               -        (0.03)       25.58
Year Ended 1996           25.58     (0.07)            4.81           4.74             -               -             -       30.32
SPECIAL GROWTH
Dec. 28, 19891 through
  Oct. 31, 1990           20.00       0.22          (2.30)         (2.08)        (0.20)               -        (0.20)       17.72
Year Ended 1991           17.72       0.27           10.34          10.61        (0.28)               -        (0.28)       28.05
Year Ended 19923          28.05       0.17            2.18           2.35        (0.18)          (1.72)        (1.90)       28.50
Year Ended 1993           28.50       0.07            4.47           4.54        (0.08)          (0.62)        (0.70)       32.34
Year Ended 1994           32.34       0.04            0.85           0.89        (0.04)               -        (0.04)       33.19
Year Ended 1995           33.19     (0.07)            8.49           8.42             -          (0.21)        (0.21)       41.40
Year Ended 1996           41.40     (0.13)            4.70           4.57             -          (4.59)        (4.59)       41.38
INTERNATIONAL EQUITY
Apr. 28, 19941 through
  Oct. 31, 1994           20.00       0.04          (0.05)         (0.01)             -               -             -       19.99
Year Ended 1995           19.99       0.08          (0.87)         (0.79)        (0.04)          (0.01)        (0.05)       19.15
Year Ended 1996           19.15       0.07            1.43           1.50        (0.07)          (0.37)        (0.44)       20.21


FINANCIAL HIGHLIGHTS (CONT.)
                                                                 SUPPLEMENTAL DATA AND RATIOS
                                              -----------------------------------------------------------------
                                                                                   RATIO OF NET
                                                   NET         RATIO OF NET         INVESTMENT
                                                 ASSETS,       EXPENSES TO          INCOME TO          PORTFOLIO       AVERAGE
                                TOTAL              END         AVERAGE NET         AVERAGE NET          TURNOVER      COMMISSION
                              RETURN4, 5      PERIOD (000S)      ASSETS6             ASSETS6              RATE           RATE
-----------------------------------------------------------------------------------------------------------------------------------
MIDCORE GROWTH
Dec. 29, 19921 through
  Oct. 31, 1993                $ 7.53%          $ 84,467          0.89%10            0.57%10             46.29%            N/A
Year Ended 1994                  0.56%           113,197          0.88%10            0.30%10             33.24%            N/A
Year Ended 1995                 19.31%            10,105          1.09%10          (0.06%)10             49.84%            N/A
Year Ended 1996                 18.53%            16,636          1.15%10          (0.29%)10             56.75%        $0.0582
SPECIAL GROWTH
Dec. 28, 19891 through
  Oct. 31, 1990               (10.47%)            39,179          0.74%11            1.41%11             41.79%            N/A
Year Ended 1991                 60.23%            96,017          0.75%11            1.10%11             48.39%            N/A
Year Ended 19923                 8.86%           205,207          0.76%11            0.65%11             31.94%            N/A
Year Ended 1993                 16.15%           347,130          0.88%11            0.24%11             58.80%            N/A
Year Ended 1994                  2.77%           395,584          0.89%11            0.13%11             69.74%            N/A
Year Ended 1995                 25.56%            87,269          1.09%11          (0.19%)11             79.25%            N/A
Year Ended 1996                 12.27%           111,159          1.13%11          (0.35%)11            103.34%        $0.0576
INTERNATIONAL EQUITY
Apr. 28, 19941 through
  Oct. 31, 1994                (0.05%)            23,756          1.49%12            0.44%12              6.55%            N/A
Year Ended 1995                (3.95%)             1,633          1.70%12            0.46%12             15.12%            N/A
Year Ended 1996                  7.95%             3,769          1.75%12            0.37%12             31.57%        $0.0167

1      Commencement of operations.
2      Effective June 17, 1993, FIRMCO assumed the investment advisory responsibilities of Firstar Trust Company, an affiliate of
       FIRMCO.
3      Effective February 3, 1992, FIRMCO assumed the investment advisory responsibilities of Firstar Trust Company, an affiliate of FIRMCO.
4      Not annualized for the period ended October 31, 1990 for the Growth and Income, Equity Index and Special Growth Funds, for
       the period ended October 31, 1992 for the Balanced Fund, for the period ended October 31, 1993 for the MidCore Growth Fund and for the period ended October 31, 1994 for the International Equity Fund.
5      The total return calculations for the Funds do not reflect the maximum sales charge of 4.00%.
6      Annualized for the period ended October 31, 1990 for the Growth and Income, Equity Index and Special Growth Funds, for the
       period ended October 31, 1992 for the Balanced Fund, for the period ended October 31, 1993 for the MidCore Growth Fund and for the period ended October 31, 1994 for the International Equity Fund.
7      Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 31, 1996, 1995, 1994,
       1993 and the period ended October 31, 1992 would have been 1.28%, 1.25%, 1.05%, 1.12% and 1.13%, respectively; and ratios of net investment income to average net assets for the fiscal years ended October 31, 1996, 1995, 1994, 1993 and the period ended October 31, 1992 would have been 1.52%, 1.74%, 1.73%, 1.87% and 2.10%, respectively.
8      Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 31, 1996, 1995, 1994,
       1993, 1992, 1991 and the period ended October 31, 1990 would have been 1.23%, 1.20%, 1.01%, 1.02%, 1.03%, 1.04% and 1.06%, respectively; and ratios of net investment income to average net assets for the fiscal years ended October 31, 1996, 1995,
       1994, 1993, 1992, 1991 and the period ended October 31, 1990 would have been 1.35%, 1.40%, 1.78%, 2.30%, 2.88%, 3.64% and
       4.07%, respectively.
 9     Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 31, 1996, 1995, 1994,
       1993, 1992, 1991 and the period ended October 31, 1990 would have been 0.73%, 0.73%, 0.57%, 0.56%, 0.60%, 0.63% and 0.70%, respectively; and ratios of net investment income to average net assets for the fiscal years ended October 31, 1996, 1995,
       1994, 1993, 1992, 1991 and the period ended October 31, 1990 would have been 1.69%, 2.07%, 2.31%, 2.26%, 2.39%, 2.69% and
       2.80%, respectively.
10     Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 31, 1996, 1995, 1994 and the period ended October 31, 1993 would have been 1.23%, 1.21%, 1.00% and 1.08%, respectively; and ratios of net investment income to average net assets for the fiscal years ended October 31, 1996, 1995, 1994 and the period ended October
       31, 1993 would have been (0.36)%, (0.18)%, 0.19% and 0.39%, respectively.
11     Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 31, 1996, 1995, 1994,
       1993, 1992, 1991 and the period ended October 31, 1990 would have been 1.20%, 1.17%, 0.98%, 1.01%, 1.02%, 1.06% and 1.13%, respectively; and ratios of net investment income to average net assets for the fiscal years ended October 31, 1996, 1995,
       1994, 1993, 1992, 1991 and the period ended October 31, 1990 would have been (0.42)%, (0.27)%, 0.04%, 0.11%, 0.39%, 0.79%
       and 1.02%, respectively.
12     Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 31, 1996, 1995 and the period ended October 31, 1994 would have been 2.61%, 2.85% and 2.85%, respectively; and ratios of net investment income to average net assets for the fiscal years ended October 31, 1996, 1995 and the period ended October 31, 1994 would have been
       (0.48)%, (0.69)% and (0.92)%, respectively.



PERFORMANCE
HISTORY

AVERAGE ANNUAL                                            SINCE INCEPTION
TOTAL RETURN*            1 YEAR   5 YEARS    10 YEARS     (INCEPTION DATE)
-------------------------------------------------------------------------------
BALANCED                  7.80%      -          -       9.28% (Mar. 30, 1992)
GROWTH AND INCOME        21.56%    12.42%       -      11.44% (Dec. 29, 1989)
EQUITY INDEX             18.43%    13.92%     13.16%            N/A
MIDCORE GROWTH           13.77%      -          -      10.51% (Dec. 29, 1992)
SPECIAL GROWTH            7.77%    11.95%       -      14.47% (Dec. 28, 1989)
INTERNATIONAL EQUITY      3.62%      -          -      (0.20)% (Apr. 28, 1994)
-------------------------------------------------------------------------------

* Average annual total return calculations are for periods ended October 31, 1996 and reflect the 4.00% front end sales load.

                 The performance of the Equity Index Fund for the period prior to December 29, 1989 is represented by the performance of a collective investment fund which operated prior to the effectiveness of the registration statement of the Portico Equity Index Fund. At the time of the Portico Equity Index Fund's inception, the collective investment fund was operated using substantially the same investment objectives, policies and restrictions as the Portico Equity Index Fund. In connection with the Portico Equity Index Fund's commencement of operations, on December 28, 1989, the collective investment fund transferred its assets to the Portico Equity Index Fund. The collective investment fund was not registered under the Investment Company Act of 1940 (the "1940 Act") and was not subject to certain restrictions that are imposed by the 1940 Act. If the collective investment fund had been registered under the 1940 Act, performance may have been adversely affected. Performance of the collective investment fund has been restated to reflect the Portico Equity Index Fund's actual expenses during the Fund's first fiscal year.

                 Prior to January 10, 1995, the Fund offered to retail and institutional investors one series of shares with neither a sales charge nor a 0.25% service organization fee. Retail Share performance reflects the deduction of the current maximum sales charge of 4.00%, but for period prior to January 10, 1995, Retail Share performance does not reflect service organization fees. If service organization fees had been reflected, performance would be reduced.

                 Performance assumes the reinvestment of all net investment income and capital gains and reflects fee waivers. In the absence of fee waivers, performance would be reduced. Performance quotations represent past performance, and should not be considered as representative of future results.




INVESTMENT       The descriptions that follow are designed to help you choose
OBJECTIVES       the Fund that best fits your investment objectives. You may
AND POLICIES     want to pursue more than one objective by investing in more than one of the Portico Funds. You are reminded that there are risks in an investment in the Funds and there can be no assurance that each Fund's investment objective will be attained. An investor should not consider an investment in any individual Fund to be a complete investment program.

BALANCED FUND    INVESTMENT OBJECTIVE. The investment objective of the Balanced
                 Fund is to achieve a balance of capital appreciation and current income with relatively low volatility of capital. The
                 Fund seeks to achieve its objective through a policy of diversified investments in fixed-income and equity securities.
                 Equity securities will be selected on the basis of their potential for capital appreciation. Current income will not be a significant consideration in the selection of equity securities. Fixed-income securities will be selected in an effort to provide an annual rate of total return with respect to the fixed-income portion of the Fund's portfolio that is similar to the annual rate of total return of the Lehman
                 Brothers Government/Corporate Bond Index on a consistent basis. In investing in fixed-income securities, the Adviser will use specialized quantitative investment techniques. (For a description of the Lehman Brothers Government/Corporate Bond
                 Index, see "Description of Bond Index" below. For a description of the specialized quantitative investment techniques see "Investment Techniques" below).

                 The Fund's policy is to invest at least 25% of the value of its total assets in fixed-income senior securities and at least 50% and no more than 65% in equity securities at all times. The actual percentage of assets invested in fixed-income and equity securities will vary from time to time, depending on the judgment of the Adviser as to the general market and economic conditions, trends and yields, interest rates and fiscal and monetary developments.

                 INVESTMENT TECHNIQUES. Most equity securities held by the Fund will be publicly traded common stocks of companies incorporated in the United States, although up to 25% of its total assets may be invested, either directly or through investments in sponsored American Depository Receipts, in the securities of foreign issuers. From time to time, the Fund may also acquire preferred stocks. In addition, the Fund may invest in domestic securities convertible into common stock, such as certain bonds and preferred stocks, and may invest up to 5% of its net assets in other types of domestic securities having common stock characteristics, such as rights and warrants to purchase equity securities.

                 The Fund generally invests in companies that the Adviser considers to be well managed and to have "attractive fundamental financial characteristics." "Attractive fundamental financial characteristics" include, among other factors, low debt, return on equity substantially above the market average and consistent revenue and earnings per share growth over the prior three to five years. Companies in which the Fund may make equity investments generally will have stock market capitalizations between $100 million and $10 billion. The median stock market capitalization is generally anticipated to be between $1 billion and $3 billion and the weighted average stock market capitalization is generally anticipated to be between $1.5 billion and $5 billion. Stock market capitalizations are calculated by multiplying the total number of common shares outstanding by the market price per share. The Fund may also invest from time to time a portion of its assets, not to exceed 20% at the time of purchase, in companies with larger or smaller market capitalizations.

                 In constructing and maintaining the fixed-income portion of the portfolio, the Adviser attempts to achieve an annual rate of total return, before Fund expenses, comparable to that of the Lehman Brothers Government/Corporate Bond Index. Specialized structured investment management techniques are used in conjunction with traditional methods of investment management that rely on economic, financial and market analysis to select portfolio investments.

                 Fixed-income securities purchased by the Fund may include a broad range of corporate, government, government agency, stripped government, asset-backed and mortgage-backed obligations. The Fund may purchase fixed-income securities without regard to any maturity limitation.

                 Debt obligations acquired by the Fund will be rated "investment grade" at the time of purchase by S&P, Moody's or other nationally recognized rating agencies. That is, obligations will be rated within the four highest rating categories by Standard and Poor's Rating Group ("S&P") (AAA, AA, A and BBB), Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A and Baa) or other nationally recognized rating agencies or obligations that are unrated but determined by the Adviser to be comparable in quality to instruments that are so rated. Obligations rated in the lowest of the top four rating categories are considered to have speculative characteristics and are subject to greater credit and market risk than higher rated securities. As a result, the market value of these securities may be expected to fluctuate more than those of securities with higher ratings.

                 Subsequent to its purchase by the Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the security. The Adviser will sell promptly any securities that are not rated investment grade by at least one nationally recognized rating agency and that exceed 5% of the Fund's net assets.

                 DESCRIPTION OF BOND INDEX. The Lehman Brothers Government/Corporate Bond Index is a market value weighted total return index measuring both the principal price change of and income provided by the underlying universe of securities underlying the index. The Lehman Brothers Government/Corporate Bond Index is intended to measure performance of its fixed-rate debt market over given time intervals. The index is comprised of U.S. Treasury securities, U.S. Government agency securities, dollar-denominated debt of certain foreign, sovereign or supranational entities and investment grade corporate debt obligations of domestic entities satisfying the following criteria as defined by Lehman Brothers:

                 - Fixed-rate debt (as opposed to variable-rate debt);
                 - From one to thirty years or more remaining until maturity;
                 - Minimum outstanding par value of $100 million; and
                 - Minimum quality rating of Baa by Moody's, or BBB by S&P, or
                   BBB by Fitch Investors Service, Inc. ("Fitch").

                 As of October 31, 1996, 4,856 issues were included in the Lehman Brothers Government/Corporate Bond Index representing $3.2 trillion in market value.

                 The Lehman Brothers Government/Corporate Bond Index is a trademark of Lehman Brothers. The Funds, their Adviser and the Co-Administrators are not affiliated in any way with Lehman Brothers. See "Management of the Funds." Inclusion of a security in the bond index in no way implies an opinion by Lehman Brothers as to its attractiveness or appropriateness as an investment. Lehman Brothers' publication of the bond index is not made in connection with any sale or offer for sale of securities or any solicitations of orders for the purchase of securities.

GROWTH AND       INVESTMENT OBJECTIVE. The investment objective of the Growth
INCOME FUND      and Income Fund is to seek both reasonable income and long-
                 term capital appreciation. In seeking to obtain "reasonable income," the Fund will emphasize income-producing securities.

                 Common stocks purchased by the Fund will be selected primarily from a universe of domestic companies that have established dividend-paying histories. During normal market conditions at least 50% of the Fund's net assets will be invested in income-producing equity securities, and each company initially selected for inclusion in the Fund's portfolio must pay a current dividend. In addition to dividend considerations, the Fund generally invests in medium- to large-sized companies with stock market capitalizations over $750 million that the Adviser considers to be well managed and to have attractive fundamental financial characteristics. See "Balanced Fund" for a description of "attractive fundamental financial characteristics." The Fund may also invest a portion of its assets, not to exceed 20% at the time of purchase, in companies with smaller market capitalizations. The median stock market capitalization is generally expected to be between $2 billion and $5 billion and the weighted average stock market capitalization between $9 billion and $15 billion.

                 In addition to investments in common stocks, the Fund may invest in bonds, notes, debentures and preferred stocks convertible into common stocks but only to the extent that those securities also provide a current interest or dividend payment stream. Although convertible securities frequently have speculative characteristics and may be acquired by the Fund without regard to minimum quality ratings, the Fund intends to invest less than 5% of its net assets in non-investment grade securities. Up to 25% of the Fund's total assets may be invested, either directly or through sponsored American Depository Receipts, in the securities of foreign issuers. The Fund may also purchase put and call options, sell covered call options and enter into transactions involving futures contracts and options on futures as described later in this Prospectus.

                 The Fund may, to the extent consistent with its investment objective, purchase nonconvertible debt securities. Such debt obligations acquired by the Fund will be investment grade, as described above under "Balanced Fund," at the time of purchase or unrated obligations deemed by the Adviser to be comparable in quality to instruments so rated.

EQUITY INDEX     INVESTMENT OBJECTIVE. The investment objective of the Equity
FUND             Index Fund is to seek returns, before Fund expenses,
                 comparable to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the S&P 500 Index. Under normal market conditions the Fund intends to invest substantially all of its total assets in securities included in the S&P 500 Index.

                 In seeking to attain its investment objective, the Fund uses the S&P 500 Index as the standard performance comparison because it represents approximately two-thirds of the total market value of all domestic common stocks and is well known to investors. The S&P 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. Standard & Poor's selects the stocks included in the S&P 500 Index on a statistical basis, and the S&P 500 Index is heavily weighted toward stocks with large market capitalizations. The S&P 500 Index and the Equity Index Fund currently have a median stock market capitalization of $5.3 billion and a weighted average stock market capitalization of $36 billion. Standard & Poor's makes no representation or warranty, implied or express, to the purchasers of Fund shares, or any member of the public, regarding the advisability of investing in index funds or the ability of the S&P 500 Index to track general stock market performance.

                 PORTFOLIO MANAGEMENT. Traditional methods of fund investment management typically involve relatively frequent changes in a portfolio of securities on the basis of economic, financial and market analysis. Index funds such as the Fund are not managed in this manner, however. Instead, with the aid of a computer program, the Adviser purchases and sells securities for the Fund in an attempt to produce investment results that substantially duplicate the performance of the common stocks of the issuers represented in the S&P 500 Index, taking into account redemptions, sales of additional Fund shares and other adjustments as described below.

                 The Fund does not expect to hold at any particular time all of the stocks included in the S&P 500 Index. The Adviser believes, however, that through the application of a capitalization weighting and sector balancing technique that it will be able to construct and maintain the Fund's investment portfolio so that it reasonably tracks the performance of the S&P 500 Index.

                 The Adviser believes that the Fund will, under normal conditions, hold securities of approximately 400 to 475 issuers included in the S&P 500 Index, and that the quarterly performance of the Fund and the S&P 500 Index will be within +0.3% under normal market conditions. Redemptions of a substantial number of shares of the Fund could, however, reduce the number of issuers represented in the Fund's investment portfolio, which could, in turn, adversely affect the accuracy with which the Fund tracks the performance of the S&P 500 Index. In the event the performance of the Fund is not comparable to the performance of the S&P 500 Index, the Board of Directors will examine the reasons for the deviation and the availability of corrective measures. These measures would include additional fee waivers by the Adviser and Co-Administrators or adjustments to the Adviser's portfolio management practices. If substantial deviation in the Fund's performance continued for extended periods, it is expected that the Board of Directors would consider possible changes to the Fund's investment objective.

                 If an issuer drops in ranking, or is eliminated entirely from the S&P 500 Index, the Adviser may be required to sell some or all of the common stock of such issuer then held by the Fund. Sales of portfolio securities may be made at times when, if the Adviser were not required to effect purchases and sales of portfolio securities in accordance with the S&P 500 Index, such securities might not be sold. Such sales may result in lower prices for such securities than may have been realized or in losses that may not have been incurred if the Adviser were not required to effect the purchases and sales. "Adverse events" will not necessarily be the basis for the disposition of portfolio securities, unless an event causes the issuer to be eliminated entirely from the S&P 500 Index. "Adverse events" include the failure of an issuer to declare or pay dividends, the institution against an issuer of materially adverse legal proceedings, the existence or threat of defaults materially and adversely affecting an issuer's future declaration and payment of dividends, or the existence of other materially adverse credit factors. However, although the Adviser does not intend to screen securities for investment by the Fund by traditional methods of financial and market analysis, the Adviser will monitor the Fund's investment with a view towards removing stocks of companies which may impair for any reason the Fund's ability to achieve its investment objective.

                 The Fund invests primarily in the common stocks that comprise the S&P 500 Index in accordance with their relative capitalization and sector weightings as described above. It is possible, however, that the Fund will from time to time receive, as a part of a "spin-off" or other corporate reorganization of an issuer included in the S&P 500 Index, securities that are themselves outside the S&P 500 Index. Such securities will be disposed of by the Fund in due course consistent with the Fund's investment objective.

                 A portion of the Fund's assets may be invested in options and futures contracts as described below under "Other Investment Information."

MIDCORE GROWTH   INVESTMENT OBJECTIVE. The investment objective of the MidCore
FUND             Growth Fund is capital appreciation. The Fund seeks to achieve its objective through investment in securities of medium- to large-sized companies, selected on the basis of their potential for price appreciation. Current income is not a significant consideration in the selection of securities for this Fund.

                 The Fund's policy is to invest at least 50% of the value of its total assets in equity securities under normal market conditions. Most equity securities held by the Fund will be publicly traded common stocks of companies incorporated in the United States, although up to 25% of its total assets may be invested, either directly or through investments in American Depository Receipts, in the securities of foreign issuers. From time to time, the Fund may also acquire preferred stocks and obligations, such as bonds, debentures and notes, that in the opinion of the Adviser present opportunities for capital appreciation. In addition, the Fund may invest in securities convertible into common stock, such as certain bonds and preferred stocks.

                 The Fund generally invests in medium- to large-sized companies, with stock market capitalizations over $750 million, that the Adviser considers to be well managed and to have attractive fundamental financial characteristics. See "Balanced Fund" above for a description of "attractive fundamental financial characteristics." The Adviser intends to focus its selection of securities on medium-sized companies and anticipates the Fund's median capitalization would be between $2 billion and $2.8 billion; compared with the S&P 500 Index which currently has a median capitalization of $5.3 billion. The Fund may also invest from time to time a portion of its assets, not to exceed 20% at the time of purchase, in companies with market capitalizations below $750 million.

                 The Fund may, to the extent consistent with its investment objective, purchase nonconvertible debt securities. Such debt obligations acquired by the Fund will be investment grade, as described above under "Balanced Fund," at the time of purchase or unrated obligations deemed by the Adviser to be comparable in quality to instruments so rated.

SPECIAL GROWTH   INVESTMENT OBJECTIVE. The investment objective of the Special
FUND             Growth Fund is capital appreciation. The Fund seeks to achieve its objective through investment in securities of small- to medium-sized companies. Current income is not a significant consideration in the selection of securities for this Fund.
                 Securities are selected for the Fund by the Adviser on the basis of their potential for price appreciation.

                 The Fund's policy is to invest at least 50% of the value of its total assets in equity securities under normal market conditions. Most equity securities held by the Fund will be publicly traded common stocks of companies incorporated in the United States, although up to 25% of its total assets may be invested, either directly or through investments in American Depository Receipts, in the securities of foreign issuers. From time to time, the Fund may also acquire preferred stocks and obligations, such as bonds, debentures and notes, that in the opinion of the Adviser present opportunities for capital appreciation. In addition, the Fund may invest in securities convertible into common stock, such as certain bonds and preferred stocks, and may invest up to 5% of its net assets in other types of securities having common stock characteristics, such as rights and warrants to purchase equity securities.

                 The Fund generally invests in small- to medium-sized companies that the Adviser considers to be well managed and to have attractive fundamental financial characteristics. See "Balanced Fund" above for a description of "attractive fundamental financial characteristics." The Adviser believes greater potential for price appreciation exists among small- to medium-sized companies since they tend to be less widely followed by other securities analysts and thus may be more likely to be undervalued by the market. Companies with stock market capitalizations between $250 million and $5 billion are considered by the Adviser to be small- to medium-sized. The Fund generally anticipates the median stock market capitalization to be between $1.0 billion to $2.0 billion and the weighted average to be between $1.5 billion and $3.0 billion. The Fund may also invest from time to time a portion of its assets, not to exceed 20% at the time of purchase, in companies with larger or smaller market capitalizations.

                 Securities of unseasoned companies, that is, companies with less than three years' continuous operation, which present risks considerably greater than do common stocks of more established companies, may be acquired from time to time by the Fund when the Adviser believes such investments offer possibilities of attractive capital appreciation. However, the Fund will not invest more than 5% of the value of its total assets in the securities of unseasoned companies. In addition, the Adviser may, to the extent consistent with the Fund's investment objective of capital appreciation, acquire for the Fund bonds and other debt securities. Debt obligations acquired by the Fund will be investment grade, as described above under "Balanced Fund," at the time of purchase or unrated obligations deemed by the Adviser to be comparable in quality to instruments so rated.

                 In view of the specialized nature of its investment activities, investment in the Fund's shares may be suitable only for those investors who are prepared to invest without concern for current income and are financially able to assume risk in search of long-term capital gain.

INTERNATIONAL    INVESTMENT OBJECTIVE. The investment objective of the
EQUITY FUND      International Equity Fund is to seek capital appreciation
                 through investment in foreign equity securities of small- to medium-sized companies. The Fund pursues its objective by investing under normal market conditions substantially all (and in any event at least 65%) of the value of its total assets in foreign common stocks and equity related securities
                 (including convertible securities and warrants) of small to medium market capitalization (generally between $250 million and $5 billion) issuers included in the gross domestic product weighted Morgan Stanley Capital International Europe,
                 Australia and Far East Index (the "GDP EAFE Index" or
                 "Index"). The Fund will not follow traditional methods of fund management but rather investments will be selected through a structured selection process based on the GDP EAFE Index and its country weightings. The Fund will attempt to duplicate substantially the country weightings of the GDP EAFE Index and, within these parameters, invest primarily in companies included in the Index with small to medium market capitalizations. The Adviser believes that companies with small to medium market capitalizations present greater long-term growth potential than companies with larger market capitalizations. Although the Fund will follow this structured selection process based on the GDP EAFE Index, its country weightings may differ from the actual weightings of the Index, and its performance will not necessarily be comparable to the performance of the Index because of the Fund's selected market capitalization range. It is not the Fund's objective to track the performance or replicate the holdings of the entire Index.

                 GDP EAFE INDEX. The GDP EAFE Index is composed of a sample of companies representative of the market structure of 20 European and Pacific Basin countries. The objective of the GDP EAFE Index is to represent an unmanaged portfolio containing a broad selection of companies listed within each local market included in the Index. The GDP EAFE Index seeks to replicate the industry composition of each local market, and a representative sampling of large, medium and small capitalization companies from each local market, taking into account the stocks' liquidity. The securities included in the Index and the industry weightings within each local market are changed periodically. The country weightings, which are based on each country's relative gross domestic product, are adjusted periodically throughout the year. As of October 31, 1996, the total GDP EAFE Index included 1,107 companies in 20 European and Pacific Basin countries. Approximately 787 companies (out of 1,107 in the GDP EAFE Index) or about 24% of the dollar amount of the total Index fall in the Fund's selected market capitalization range. The following table lists the countries included in the GDP EAFE Index and their weightings in the Index as of October 31, 1996.


                                         GDP EAFE INDEX
                                           COMPOSITION
                                                       GDP EAFE
                                                  % OF TOTAL MARKET
                          MARKET                   CAPITALIZATION1
                          ------                  ------------------
                          Austria                         1.6%
                          Belgium                         2.0
                          Denmark                         1.8
                          Finland                         1.1
                          France                         11.8
                          Germany                        18.5
                          Ireland                         0.5
                          Italy                           8.0
                          Netherlands                     3.1
                          Norway                          1.1
                          Spain                           4.4
                          Sweden                          2.0
                          Switzerland                     2.2
                          United Kingdom                  8.9
                          EUROPE                         67.0%
                          Australia                       2.6%
                          Hong Kong                       1.1
                          Japan                          27.8
                          Malaysia                        0.6
                          New Zealand                     0.4
                          Singapore                       0.5
                          PACIFIC                        33.0%
                          TOTAL                         100.0%

                 1 The weightings are as of October 31, 1996 and will fluctuate. Because the Fund does not expect to hold at any particular time all of the stocks included in the Index or, depending on the asset size of the Fund, stocks of companies located in all of the countries comprising the Index, the information should be considered only as an approximation of the Fund's intended exposure to the countries indicated.

                 The Adviser and Sub-Adviser utilize the "gross domestic product weighted" Index in order to reduce the relative exposure to any single country (namely, Japan) which results from an Index that is capitalization weighted. In reducing the relative exposure to Japan, the weighting process increases the representation of certain other countries within the Index. Notwithstanding the GDP weighting, as of October 31, 1996, securities from Japan, Germany and France represented on a GDP weighted basis an aggregate of approximately 58% of the Index. Therefore, stocks from these countries will represent a correspondingly large component of the Fund's total assets. Such a large investment in these markets subjects the Fund to relatively greater exposure to the political and economic circumstances of these countries. Based upon the current country weightings of the Index, the Fund intends to invest more than 25% of its total assets in Japan. To the extent the Fund's assets are concentrated in the securities of Japanese issuers, the Fund will be subject to a greater extent to the risks of adverse social, political or economic events which occur in Japan. Specifically, investments in the Japanese stock market may entail a higher degree of risk than investments in other markets. By fundamental measures of corporate valuation, such as its high price-earnings ratios and low dividend yields, the Japanese markets as a whole may presently appear expensive relative to other world stock markets (i.e., the prices of Japanese stocks may presently be relatively high). In addition, the prices of securities traded on the Japanese markets may be more volatile than many other markets.

                 The "GDP EAFE Index" is a registered service mark of Morgan Stanley Capital International, which does not sponsor and is in no way affiliated with the Fund. Inclusion of a security in the GDP EAFE Index in no way implies an opinion by Morgan Stanley Capital International as to its attractiveness or appropriateness as an investment. The publication of the GDP EAFE Index is not made in connection with any sale or offer for sale of securities or any solicitations of orders for the purchase of securities, and Morgan Stanley Capital International has no liability, contingent or otherwise, to any person for any loss arising from results obtained from the use of the Index data.

                 PORTFOLIO MANAGEMENT. Traditional methods of fund investment management typically involve changes in a portfolio of securities based on economic, financial and market analysis. The Fund is not managed in this manner. The Adviser and Sub-Adviser will use a structured selection process described below to select securities for the Fund from those included in the GDP EAFE Index. The structured selection process utilized by the Fund will attempt to duplicate substantially the GDP EAFE Index country weightings. When purchasing securities for the Fund's portfolio, the relative market capitalization weightings of the equity securities included in each of the local markets of the GDP EAFE Index will be considered. The weighted capitalization of an issuer is determined by dividing the issuer's market capitalization by the total market capitalizations of all issuers included in the local market. Stocks in the GDP EAFE Index will be selected within each market with market capitalizations at the time of acquisition of between $250 million and $5 billion. The Fund may retain up to 20% of its total assets directly in stocks of companies whose market capitalizations either rise above $5 billion or fall below $250 million after acquisition but are still included in the GDP EAFE Index (and may invest up to an additional 10% of its total assets indirectly in such stocks through the use of international stock index futures contracts and related options). Companies with larger market capitalizations that are included in the Index will not be purchased except indirectly through the investment in international stock index futures contracts and related options.

                 Since the Fund bases its stock selection process on the country weightings of the GDP EAFE Index, the Fund will normally invest in the securities which are included in the Index. The Fund may, however, acquire a security that at the time of purchase is not included in the GDP EAFE Index if Morgan Stanley Capital International has announced that the security will be included at the next adjustment of the Index. It is anticipated that no more than 5% of the Fund's assets would be invested in equity securities which, at the time of purchase, are not included in the GDP EAFE Index. The Fund may also invest up to 15% of the Fund's total assets in warrants to purchase, and securities convertible into, securities included in the Index. Up to 15% of its total assets may be invested in eligible securities that are held in the form of American Depository Receipts, European Depository Receipts, and Global Depository Receipts. The Fund may also invest in international stock index futures contracts. See "Other Investment Information" below.

                 On a periodic basis, the Adviser and Sub-Adviser, through reports of the International Monetary Fund, will monitor developments relating to the gross domestic product of countries within the Index. The Fund will be periodically rebalanced to reflect these changes in country weightings through the investment of new money received by the Fund. In June of each year, Morgan Stanley Capital International revises all of the country weightings of the Index. At that time, the Fund, through the investment of new money or through the reallocation of current portfolio holdings, will rebalance the portfolio in light of the adjustments made by Morgan Stanley Capital International to the Index's country weightings.

                 Although the Fund will attempt to duplicate substantially the country weightings of the GDP EAFE Index, the Fund will not hold at any particular time all of the stocks included in the Index because of the Fund's selected market capitalization range. The volatility of the Fund may, therefore, be more or less than the Index because of the Fund's selected market capitalization range. Approximately 787 securities (out of 1,107 in the GDP EAFE Index) fall in the Fund's selected market capitalization range representing 24% of the dollar amount of the total index. The volatility of the Fund may be more or less than the Index depending on the securities held by the Fund. Depending upon the total asset size of the Fund, the number of securities held by the Fund is expected to vary from 450 to 750 and to represent 16 to 20 countries of the GDP EAFE Index. Redemptions of a substantial number of shares of the Fund could, however, reduce the number of issuers represented in the Fund's investment portfolio, which could, in turn, adversely affect the accuracy with which the Fund tracks the country and industry allocation of the GDP EAFE Index.

                 To maintain liquidity in an amount to meet anticipated redemption requests or for day to day operating purposes, a portion of the Fund's assets (normally not exceeding 5% of total assets) may be invested in money market instruments and other short-term obligations. See "Money Market Instruments." In addition, to the extent the Fund experiences cash inflows through the issuance of new shares or the sale of portfolio securities, or at times when desirable equity securities which are consistent with the Fund's investment objective are unavailable in sufficient quantities, the Fund may invest in short-term obligations for a limited time. It is the policy of the Fund to be as fully invested as practicable in equity and equity related securities (and stock index futures) at all times. While this policy permits the Fund to take full advantage of a period of rising international stock prices, it limits the Fund from investing in short-term debt securities as a defensive investment posture during falling markets (except as described above). Accordingly, shareowners bear the risk of general declines in stock prices, and bear any risk that the Fund's exposure to such declines will be lessened by investment in short-term debt securities.

                 Because of the Fund's investment policies, securities may be purchased, retained, and sold by the Fund when such transactions would not be consistent with traditional investment criteria. If an issuer drops in ranking, or is eliminated entirely from the GDP EAFE Index, the Adviser and Sub-Adviser will be required to sell some or all of the common stock of such issuer then held by the Fund. Sales of portfolio securities may be made at times when such securities might otherwise have not been sold, if the Adviser and Sub-Adviser were not required to effect purchases and sales of portfolio securities in accordance with the GDP EAFE Index. Such sales may result in lower prices for such securities than may have been realized or in losses that may not have been incurred if the Fund were not required to effect the purchases and sales. Adverse events will not necessarily be the basis for the disposition of portfolio securities, unless an event causes the issuer to be eliminated entirely from the GDP EAFE Index. See "Equity Index Fund" for a description of "adverse events." However, although it is not intended that securities will be screened for investment by the Fund by traditional methods of financial and market analysis, the Fund's investments will be monitored with a view towards removing stocks of companies which may impair for any reason the Fund's ability to achieve its investment policies.

                 Because of the risks associated with international common stock investments, the Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term stock market movements.

OTHER INVESTMENT MONEY MARKET INSTRUMENTS. The Funds may hold short-term
INFORMATION      U.S. Government obligations, high quality money market
                 instruments (i.e., rated A-1 or better by S&P or Prime-1 by Moody's or unrated instruments deemed by the Adviser to be of comparable quality), repurchase agreements, bank obligations and cash, pending investment, to meet anticipated redemption requests, if, in the opinion of the Adviser, other suitable securities are unavailable. The foregoing investments may include among other things commercial paper, variable amount master demand notes and corporate bonds with remaining maturities of thirteen months or less and may be in such proportions as, in the opinion of the Adviser, existing circumstances may warrant. Variable amount master demand notes are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Although the notes are not normally traded and there may be no secondary market in the notes, the Funds may demand payment of the principal of the instrument at any time.
                 The notes are not typically rated by credit rating agencies, but they must satisfy the criteria set forth above for high quality money market instruments. If an issuer of a variable amount master demand note defaulted on its payment obligation, the Funds might be unable to dispose of the note because of the absence of a secondary market and might, for this or other reasons, suffer a loss to the extent of the default. The Funds invest in variable amount master demand notes only when the Adviser deems the investment to involve minimal credit risk.
                 The Funds may also invest in obligations of foreign banks and foreign branches of U.S. banks and may invest their cash balances in securities issued by other investment companies which invest in high quality, short-term debt securities. None of the Funds will invest in any other Portico Fund. In addition to the advisory fees and other expenses the Fund bears directly in connection with its own operations, as a shareowner of another investment company, the Fund would bear its pro rata portion of the other investment company's advisory fees and other expenses, and such fees and other expenses will be borne indirectly by the Fund's shareowners.

                 GOVERNMENT OBLIGATIONS. To the extent consistent with its objective, the Balanced Fund may invest in a variety of U.S. Treasury obligations consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and time of issuance. This Fund may also invest in other securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Obligations of certain agencies and instrumentalities, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentalities. No assurance can be given that the U.S. Government would provide financial support to its agencies or instrumentalities if it is not obligated to do so by law. There is no assurance that these commitments will be undertaken or complied with in the future.

                 MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The Balanced Fund may purchase residential and commercial mortgage-backed as well as other asset-backed securities (i.e., securities backed by credit card receivables, automobile loans or other assets). The average life of these securities varies with the maturities of the underlying instruments which, in the case of mortgages, have maximum maturities of thirty years. The average life of a mortgage-backed instrument may be substantially less than the original maturity of the mortgages underlying the securities as the result of scheduled principal payments and mortgage prepayments. The rate of such mortgage prepayments, and hence the life of the certificates, will be a function of current market rates and current conditions in the relevant housing and commercial markets. In periods of falling interest rates, the rate of mortgage prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by the Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. As a result, the relationship between mortgage prepayments and interest rates may give some high-yielding mortgage-related securities less potential for growth in value than non-callable bonds with comparable maturities. In calculating the average weighted maturity of the Fund, the maturity of asset-backed securities will be based on estimates of average life. There can be no assurance that these estimates will be accurate.

                 Presently there are several types of mortgage-backed securities which provide the holder with a pro rata interest in the underlying mortgages, and collateralized mortgage obligations ("CMOs") which provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be subject to greater volatility and interest rate risk than other types of mortgage-backed obligations.

                 Asset-backed securities may involve certain risks that are not presented by mortgage-backed securities arising primarily from the nature of the underlying assets (i.e., credit card and automobile loan receivables as opposed to real estate mortgages). For example, credit card receivables are generally unsecured and may require the repossession of personal property upon the default of the debtor which may be difficult or impracticable in some cases.

                 Non-mortgage asset-backed securities do not have the benefit of the same security in the collateral as mortgage-backed securities. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to reduce the balance due on the credit cards. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is the risk that the purchaser would acquire an interest superior to that of the holders of related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that payments on the receivables together with recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

                 Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other instruments. Also, while the secondary market for asset-backed securities is ordinarily quite liquid, in times of financial stress the secondary market may not be as liquid as the market for other types of securities, which could result in the Fund's experiencing difficulty in valuing or liquidating such securities.

                 RESTRICTED SECURITIES. Each Fund will not knowingly invest more than 10% (except the International Equity Fund which is limited to 5%), and in all cases will not invest more than 15%, of the value of its respective net assets in securities that are illiquid at the time of purchase. Repurchase agreements and time deposits that do not provide for payment to a Fund within seven days, over-the-counter options, and securities that are not registered under the Securities Act of 1933 (the "Act") but may be purchased by institutional buyers under Rule 144A, are subject to these limits (unless such securities are variable amount master demand notes with maturities of nine months or less or unless the Board of Directors or the Adviser (or Adviser and Sub-Adviser with regard to the International Equity Fund), pursuant to guidelines adopted by the Board of Directors, determines that a liquid trading market exists).

                 BORROWINGS. Each Fund may borrow money to the extent described below under "Investment Limitations." A Fund would borrow money to meet redemption requests prior to the settlement of securities already sold or in the process of being sold by the Fund. If the securities held by a Fund should decline in value while borrowings are outstanding, the net asset value of a Fund's outstanding shares will decline in value by proportionately more than the decline in value suffered by a Fund's securities. As a result, a Fund's share price may be subject to greater fluctuation until the borrowing is paid off.

                 Reverse repurchase agreements are considered to be borrowings under the Investment Company Act of 1940 (the "1940 Act"). At the time a Fund enters into a reverse repurchase agreement (an agreement under which the Fund sells portfolio securities and agrees to repurchase them at an agreed-upon date and price), it will place in a segregated custodial account U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest), and will subsequently monitor the account to insure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price of the securities it is obligated to repurchase.

                 WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS. Each Fund may purchase securities on a "when-issued" or delayed delivery basis and may purchase or sell securities on a "forward commitment" basis. These transactions, which involve a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. The Fund does not accrue income until the securities delivery occurs. When-issued and forward commitment transactions involve the risk, however, that the price or yield obtained in a transaction (and therefore the value of the security) may be less favorable than the price or yield (and therefore the value of the security) available in the market when the securities delivery takes place. Each Fund's forward commitments and when-issued purchases are not expected to exceed 25% of the value of its total assets absent unusual market conditions. The Funds do not intend to engage in when-issued purchases and forward commitments for speculative purposes but only in furtherance of their respective investment objectives.

                 FOREIGN SECURITIES. Each Fund, except the Equity Index Fund, may invest in foreign securities. The Funds' investments in the securities of foreign issuers may include both securities of foreign corporations and banks, as well as securities of foreign governments and their political subdivisions. Investments in foreign securities, whether made directly or through American Depository Receipts, involve certain inherent risks and considerations not typically associated with investing in U.S. companies, such as political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns, changes in exchange rates of foreign currencies and the possibility of adverse changes in investment or exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. Further, foreign stock markets are generally not as developed or efficient as those in the U.S., and in most foreign markets volume and liquidity are less than in the U.S. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign stock exchanges, brokers and companies than in the U.S. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of assets or diplomatic developments that could affect investment within those countries. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including foreign withholding taxes, and other foreign taxes may apply with respect to securities transactions. See "Taxes." Transactions in foreign securities may involve greater time from the trade date until the settlement date than for domestic securities transactions, and may involve the risk of possible losses through the holding of securities in custodians and securities depositories in foreign countries. Additional costs associated with an investment in foreign securities may include higher transaction costs and the cost of foreign currency conversions. Changes in foreign exchange rates will also affect the value of securities denominated or quoted in currencies other than the U.S. dollar. In this regard, the Funds do not intend to hedge against foreign currency risk (except on unsettled trades), and changes in currency exchange rates will impact a Fund's net asset value (positively or negatively) irrespective of the performance of the portfolio securities held by the Fund. The Funds and their shareowners may encounter substantial difficulties in obtaining and enforcing judgments against non-U.S. resident individuals and companies. Because of these and other factors, securities of foreign companies acquired by the Funds may be subject to greater fluctuation in price than securities of domestic companies. Furthermore, because the International Equity Fund will invest substantially all (and in any event, at least 65%) of the value of its total assets in foreign securities, the net asset value of the International Equity Fund is expected to be volatile.

                 STRIPPED SECURITIES. To the extent consistent with its investment objective, the Balanced Fund may purchase participations in trusts that hold U.S. Treasury and agency securities (such as TIGRs and CATs) and also may purchase Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments of U.S. Government obligations. These participations are issued at a discount to their "face value," and may (particularly in the case of stripped mortgage-backed securities) exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The SEC staff believes that participations in CATs and TIGRs and other similar trusts are not U.S. Government securities.

                 OPTIONS. The Growth and Income and Equity Index Funds may purchase put and call options in an amount not to exceed 5% of their respective net assets. Such options may relate to particular securities or various stock indices and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Purchasing options is a specialized investment technique which entails a substantial risk of a complete loss of the amount paid as premiums to the writer of the option.

                 Each Fund may purchase put options on portfolio securities at or about the same time that it purchases the underlying security or at a later time. By buying a put, a Fund limits its risk of loss from a decline in the market value of the security until the put expires. Any appreciation in the value of and yield otherwise available from the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Call options may be purchased by a Fund in order to acquire the underlying security at a later date at a price that avoids any additional cost that would result from an increase in the market value of the security. A call option may also be purchased to increase a Fund's return to investors at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security. Prior to its expiration, a purchased put or call option may be sold in a "closing sale transaction" (a sale by a Fund, prior to the exercise of the option that it has purchased, of an option of the same series), and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs.

                 In addition, the Growth and Income and Equity Index Funds may write call options on securities and on various stock indices. Each Fund may write a call option only if the option is "covered" by the Fund's holding of a position in the underlying securities or otherwise, which would allow for immediate satisfaction of its obligation. Such options will be listed on a national securities exchange and the aggregate value of the Fund's assets subject to options written by the Growth and Income Fund and the Equity Index Fund will not exceed 25% and 5%, respectively, of the value of its net assets during the current year. In order to close out an option position, a Fund will be required to enter into a "closing purchase transaction" (the purchase of a call option on a security or an index with the same exercise price and expiration date as the call option which it previously wrote on the same security or index).

                 By writing a covered call option on a security, a Fund foregoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit, and it is not able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction by purchasing an option of the same series. Except to the extent that a written call option on an index is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of securities held by the Fund during the period the option was outstanding. The use of covered call options will not be a primary investment technique of the Funds.

                 For additional information relating to option trading practices and related risks, see the Statement of Additional Information.

                 FUTURES CONTRACTS AND RELATED OPTIONS. The Adviser may determine that it would be in the interest of the Growth and Income, Equity Index and International Equity Funds to purchase or sell futures contracts, or options thereon, as a hedge against changes resulting from market conditions in the value of the securities held by the Funds, or of securities which it intends to purchase, to maintain liquidity, to have fuller exposure to price movements in the respective securities index or to reduce transaction costs. For example, a Fund may enter into transactions involving a stock index futures contract, which is a bilateral agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value (which assigns relative values to the common stocks included in the index) at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying bonds or stocks in the index is made. The Adviser may also determine it would be in the interest of a Fund to purchase or sell interest rate futures contracts, or options thereon, which provide for the future delivery of specified fixed-income securities. In addition, the Equity Index Fund will purchase and sell futures and related options (based only on the S&P 500 Index), to maintain cash reserves while simulating full investment in the stocks underlying the S&P 500 Index to keep substantially all of its assets exposed to the market (as represented by the S&P 500 Index), and to reduce transaction costs. The International Equity Fund also may invest in international stock index futures contracts and related options which are traded on an exchange to maintain cash reserves while simulating full investment in the stocks underlying the GDP EAFE Index, to facilitate trading, reduce transaction costs or seek higher investment returns when a futures contract is priced more attractively than the underlying index. The Funds will not use futures contracts for speculative purposes.

                 Risks associated with the use of futures contracts include (a) imperfect correlation between the change in market values of the securities held by a Fund and the prices of stock index futures contracts, (b) the possible lack of a liquid secondary market for futures contracts and the resulting inability of a Fund to close open futures positions, and (c) with regard to the International Equity Fund, the limited portion of the Fund's securities which may be included in any one of the foreign stock index futures which may be utilized by the Fund. During the current fiscal year, the Growth and Income Fund intends to limit transactions in futures contracts and related options so that not more than 5% of its net assets are at risk. The Equity Index Fund and International Equity Fund intend to limit their transactions in futures contracts so that not more than 10% of their respective net assets are at risk. For a more detailed description of futures contracts and futures options, including a discussion of the limitations imposed by federal tax law, see Appendix B to the Statement of Additional Information.

                 CONVERTIBLE SECURITIES AND WARRANTS. The Balanced, Growth and Income, MidCore Growth, Special Growth, and International Equity Funds may invest in convertible securities, including bonds, notes and preferred stock, that may be converted into common stock either at a stated price or within a specified period of time. In investing in convertibles, a Fund is looking for the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock.

                 During normal market conditions, no more than 5% of a Fund's net assets will be purchased or held in convertible or other securities that (1) are not rated at the time of purchase investment grade by S&P, Moody's or other nationally recognized rating agencies; (2) are unrated and have not been determined by the Adviser (or Adviser and Sub-Adviser with regard to the International Equity Fund) to be of comparable quality to a security rated investment grade; or (3) in the case of the International Equity Fund, have not received the foreign equivalent of investment grade by a rating agency recognized in the local market and determined to be of comparable quality by the Adviser and Sub-Adviser. Securities rated below investment grade are predominantly speculative and are commonly referred to as junk bonds. To the extent a Fund purchases convertibles rated below investment grade or convertibles that are not rated, a greater risk exists as to the timely repayment of the principal of, and the timely payment of interest or dividends on, such securities. Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below a minimum rating for purchase by the Fund. The Adviser (and Sub-Adviser for the International Equity Fund) will consider such an event in determining whether a Fund should continue to hold the security. The Adviser (and Sub-Adviser for the International Equity Fund) will sell promptly any securities that are non-investment grade as a result of these events and that exceed 5% of a Fund's net assets.

                 The Balanced, Growth and Income, MidCore Growth, Special Growth, and International Equity Funds may purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The purchase of warrants involves the risk that a Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security. During normal market conditions, no more than 5% of each Fund's net assets will be invested in warrants.

                 SECURITIES LENDING. Although none of the Funds intend to during the current fiscal year, each of the Funds may lend portfolio securities.

                 AMERICAN DEPOSITORY RECEIPTS ("ADRS"), EUROPEAN DEPOSITORY RECEIPTS ("EDRS"), AND GLOBAL DEPOSITORY RECEIPTS ("GDRS"). The Funds, except for the Equity Index Fund, may invest in sponsored ADRs, which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR prices are denominated in U.S. dollars; the underlying security may be denominated in a foreign currency.

                 The International Equity Fund may also invest in EDRs and GDRs. EDRs are receipts issued by a European financial institution evidencing ownership of underlying foreign securities and are usually denominated in foreign currencies. EDRs may not be denominated in the same currency as the securities they represent. Generally, EDRs, in bearer form, are designed for use in the European securities markets. GDRs are issued and traded in several international financial markets. The underlying security may be subject to foreign government taxes which would reduce the yield on such securities. See "Other Investment Information - Foreign Securities" for a discussion on certain risks in investing in foreign securities.

                 CONCENTRATION. The Adviser (and Sub-Adviser for the International Equity Fund) anticipate that from time to time certain industry sectors will not be represented in the Funds' portfolios while other sectors will represent a significant portion. As a matter of fundamental policy, however, the Adviser (and Sub-Adviser for the International Equity Fund) will not purchase any securities which would cause 25% or more of a Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry, and each Fund's investments will be diversified among individual issuers.

                 SMALL COMPANIES. Small companies in which the Funds may invest may have limited product lines, markets, or financial resources, or may be dependent upon a small management group, and their securities may be subject to more abrupt or erratic market movements than larger, more established companies, both because their securities are typically traded in lower volume and because the issuers are typically subject to greater degree of changes in their earnings and prospects.

                 PORTFOLIO TURNOVER. Each Fund may sell a portfolio investment soon after its acquisition if the Adviser believes that such a disposition is consistent with attaining the investment objective of the Fund. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A high rate of portfolio turnover (over 100%) may involve correspondingly greater brokerage commission expenses and other transaction costs, which must be borne directly by the Fund and ultimately by its shareowners. High portfolio turnover may result in the realization of substantial net capital gains; to the extent net short-term capital gains are realized, distributions resulting from such gains will be ordinary income for federal income tax purposes. (See "Taxes-Federal.") See "Financial Highlights" for each Fund's portfolio turnover rates.

PURCHASE          Retail Shares of the Funds are offered and sold on a
OF SHARES        continuous basis by the distributor for the Funds, B.C.
                 Ziegler and Company (the "Distributor"), which is independent of the Adviser. The Distributor is a registered broker-dealer with offices at 215 North Main Street, West Bend, Wisconsin
                 53095.

                 THE MINIMUM INITIAL INVESTMENT FOR SHARES IN A FUND IS $1,000; WITH THE EXCEPTION OF IRAS, WHICH HAVE A MINIMUM INITIAL INVESTMENT OF $100. The minimum investment for all accounts for subsequent purchases is $50. The minimum initial investment will be waived if you participate in the Periodic Investment Plan. The Funds reserve the right to close your account if the value is less than $1,000 and you are not currently participating in the Periodic Investment Plan. For additional information on involuntary redemptions, see "Other Redemption Information" below. The $1,000 minimum account balance applies only to accounts opened with Portico on or after February 28, 1997. Accounts opened with Portico on or before February 27, 1997 must maintain a minimum account balance of $50.

                 Purchase orders for shares may be placed through the transfer agent of the Funds, registered representatives of Elan Investment Services, Inc. ("Elan"), or organizations that have entered into distribution or servicing agreements with the Funds (including Elan, "Shareowner Organizations"). For a discussion of transactions through Shareowner Organizations, see "Shareowner Organizations" below.

                 Once each business day, two share prices are calculated for each Fund: the offering price and the net asset value (NAV). Retail Shares are purchased at the offering price which is the net asset value plus a sales charge which varies in accordance with the amount of the purchase as indicated below:

                                                                 SHAREOWNER
                             SALES CHARGE      SALES CHARGE     ORGANIZATION
          AMOUNT OF              AS A              AS A        REALLOWANCE AS
        TRANSACTION AT      PERCENTAGE OF     PERCENTAGE OF   A PERCENTAGE OF
        OFFERING PRICE      OFFERING PRICE   NET ASSET VALUE   OFFERING PRICE
     -------------------------------------------------------------------------
     Less than $50,000          4.00%             4.16%            3.50%
     $50,000 to $99,999         3.00%             3.09%            2.50%
     $100,000 to $249,999       2.00%             2.04%            1.50%
     $250,000 or more            none              none             none

                 The Distributor may reallow the entire sales charge to certain Shareowner Organizations. To the extent that 90% or more of the sales charge is reallowed, Shareowner Organizations may be deemed to be underwriters under the Act.

                 You may purchase shares without a sales charge if: (a) you were a Portico shareowner as of January 1, 1995 and have continuously maintained a shareowner account with the Company;
                 (b) you make any purchase within 60 days of a redemption of Portico Institutional Shares, (c) you are an employee, director or retiree of Firstar Corporation or its affiliates or of Portico; (d) you maintain a personal trust account with an affiliate of Firstar Corporation at the time of purchase;
                 (e) you make any purchase within 60 days of a termination of a personal trust account with an affiliate of Firstar Corporation; (f) you make any purchase for your medical savings account for which Firstar Corporation or an affiliate serves in a custodial capacity; (g) you make any purchase for your individual retirement account; (h) you make any purchase within 60 days of a redemption of a mutual fund on which you paid an initial sales charge or a contingent deferred sales charge; (i) you are a registered investment adviser that has entered into an agreement with the Distributor to purchase shares for your own account or for discretionary client accounts; (j) you are a spouse, parent or child of an individual who falls within the preceding categories (a), or
                 (d) above; or (k) you are a spouse, parent, sibling or child of an individual who falls within the preceding category (c) above. In addition, you may reinvest all or any portion of your proceeds from redemption of shares of the Funds in Retail Shares of the Funds or Retail Shares of other Portico funds, within 365 days of a redemption without paying a sales charge. Shares so reinvested will be purchased at a price equal to the net asset value next determined after the transfer agent receives payment in proper form.

                 QUANTITY DISCOUNTS. You may be entitled to reduced sales charges through the Right of Accumulation or under a Letter of Intent, even if you do not make an investment of a size that would normally qualify for a quantity discount.

                 To qualify for a reduction of or exception to the sales charge, you must notify your Shareowner Organization or the Distributor at the time of purchase or exchange. The reduction in sales charge is subject to confirmation of your holdings through a check of records. The Fund may modify or terminate quantity discounts at any time. For more information about quantity discounts, contact your Shareowner Organization or Portico Investor Services at 1-800-982-8909.

                 RIGHTS OF ACCUMULATION. A reduced sales charge applies to any purchase of shares of any Portico Fund that is purchased with a sales charge (an "Eligible Fund") where an investor's then current aggregate investment is $50,000 or more. "Aggregate investment" means the total of: (a) the dollar amount of the then current purchase of shares of an Eligible Fund, and (b) the value (based on current net asset value) of previously purchased and beneficially owned shares of any Eligible Funds on which a sales charge has been paid. If, for example, an investor beneficially owns shares of one or more Eligible Funds, with an aggregate current value of $49,000 on which a sales charge has been paid and subsequently purchases shares of an Eligible Fund having a current value of $1,000, the sales charge applicable to the subsequent purchase would be reduced to 3.00% of the offering price. Similarly, each subsequent investment in Eligible Fund shares may be added to an investor's aggregate investment at the time of purchase to determine the applicable sales charge.

                 LETTER OF INTENT. By signing a Letter of Intent (available from the Distributor and Shareowner Organizations), an investor becomes eligible for the reduced sales charge applicable to the total number of Eligible Fund shares purchased in a 13-month period pursuant to the terms and under the conditions set forth in the Letter of Intent. To compute the applicable sales charge, the offering price of shares of an Eligible Fund on which a sales charge has been paid, beneficially owned by an investor on the date of submission of the Letter of Intent, may be used as a credit toward completion of the Letter of Intent. However, the reduced sales charge will be applied only to new purchases.

                 During the term of the Letter of Intent, the Transfer Agent will hold in escrow shares equal to 5% of the amount indicated in the Letter of Intent for payment of a higher sales charge if an investor does not purchase the full amount indicated in the Letter of Intent. The escrow will be released when an investor fulfills the terms of the Letter of Intent by purchasing the specified amount. Any redemptions made during the 13-month period will be subtracted from the amount of purchases in determining whether the Letter of Intent has been completed. If total purchases qualify for a further sales charge reduction, the sales charge will be adjusted to reflect an investor's total purchases. If total purchases are less than the amount specified in the Letter of Intent, an investor will be requested to remit an amount equal to the difference between the sales charge actually paid and the sales charge applicable to the total purchases. If such remittance is not received within 20 days, the transfer agent, as attorney-in-fact pursuant to the terms of the Letter of Intent and at the Distributor's direction, will redeem an appropriate number of shares held in escrow to realize the difference. Signing a Letter of Intent does not bind an investor to purchase the full amount indicated at the sales charge in effect at the time of signing, but an investor must complete the intended purchase in accordance with the terms of the Letter of Intent to obtain the reduced sales charge. To apply, an investor must indicate his or her intention to do so under a Letter of Intent at the time of purchase of Shares.

                 QUALIFICATION FOR DISCOUNTS. For purposes of applying the Rights of Accumulation and Letter of Intent privileges described above, the scale of sales charges applies to the combined purchases made by any individual and/or spouse purchasing securities for his, her or their own account, or the aggregate investments of a trustee or other fiduciary or IRA for the benefit of the persons listed above.

                 PURCHASE ORDERS. Investors may purchase shares of the Funds through registered representatives of Elan located at Firstar Banks ("Firstar Investment Offices") or directly with the Funds' transfer agent. All checks must be drawn on a bank located within the United States and must be payable in U.S. dollars. Subsequent investments in an existing account in a Fund may be made at any time by sending to the address below a check or money order payable to the Fund in which the investment is being made as shown above, along with a letter stating the amount of the investment, the name of the Fund and the account number in which the investment is to be made. A $20 fee will be imposed by the Funds' transfer agent if any check used for investment in an account does not clear, and the investor involved will be responsible for any loss incurred by a Fund.

PURCHASE ORDERS PLACED THROUGH REGISTERED REPRESENTATIVES

                 TO OPEN AN ACCOUNT               TO ADD TO AN ACCOUNT
                 -------------------              ---------------------

IN PERSON        - Complete an application        - Bring your check to a
                   at a Firstar Investment          Firstar Investment
                   Office. Call 1-800-982-8909      Office. Call 1-800-982-8909
                   for the office nearest you.      for the office nearest you.

BY PHONE         - Call your registered           - Call your registered
                   representative                   representative
                   or call 1-800-982-8909 for       or call 1-800-982-8909 for
                   the office nearest you.          the office  nearest you.


AUTOMATICALLY    - Call your registered           - Complete a Periodic
                   representative to obtain         Investment Plan
                   a purchase application           Application to automatically
                   which includes                   purchase more shares.
                   information for a Periodic
                   Investment Plan.

PURCHASE ORDERS PLACED THROUGH THE TRANSFER AGENT

                 TO OPEN AN ACCOUNT               TO ADD TO AN ACCOUNT
                 -------------------              ---------------------

BY MAIL          - Complete an application        - Make your check payable to
                   and mail it along with a         Portico Funds. Please
                   check payable to                 include your account
                   Portico Funds, P.O. Box 3011,    number on your check and
                   Milwaukee, WI 53201-3011.        mail it to the address on
                                                    your statement.

OVERNIGHT        - Complete an application        - Make your check payable to
DELIVERY           and deliver it along with a      Portico Funds. Please
                   check payable to                 include your account
                   Portico Funds, 615 East          number on your check and
                   Michigan St., Milwaukee,         deliver it to the
                   WI 53202.                        address at the left.

IN PERSON        - Bring your application and     - Bring your check to a
                   check to a Firstar Investment    Firstar Investment
                   Office. Call 1-800-982-8909      Office. Call 1-800-982-8909
                   for the office nearest you.      for the office nearest you.


AUTOMATICALLY    - Call 1-800-982-8909 to         - Complete a Periodic
                   obtain a purchase application    Investment Plan
                   which includes information       Application to
                   for a Periodic Investment        automatically purchase
                   Plan.                            more shares.

                                                  - Open a ConvertiFund(R)
                                                    account to automatically
                                                    invest proceeds from one
                                                    account to another account
                                                    of the Portico family of
                                                    funds.

BY WIRE          - Call 1-800-228-1024 to         - Call 1-800-228-1024 to
                   arrange a wire transaction.      arrange a wire
                   Ask your bank to transmit        transaction. Ask your bank
                   immediately available funds      to transmit immediately
                   by wire in the amount of your    available funds  by wire
                   purchase to: Firstar Bank        as described at the left.
                   Milwaukee, N.A. ABA #            Please include your
                   0750-00022, Account #            account number.
                   112-952-137 for further credit
                   to [name of Fund] [name/
                   title on the account].

BY PHONE         - Call 1-800-228-1024 to         - Call 1-800-228-1024 to
                   exchange  from another           exchange from another
                   Portico Fund account with        Portico Fund account with
                   the same registration            the same registration
                   including name, address          including name, address
                   and taxpayer ID number.          and taxpayer ID number.

                 Investors making initial investments by wire must promptly complete a Purchase Application and forward it to the respective Fund. REDEMPTIONS WILL NOT BE PAID UNTIL THE COMPLETED APPLICATION HAS BEEN RECEIVED BY THE TRANSFER AGENT.

                 If an order and payment are received by the transfer agent in proper form (as described above) before the close of regular trading hours on the New York Stock Exchange (the "Exchange"), currently 3:00 p.m. Central Time, on a business day, Fund shares will be purchased as of the determination of net asset value on that day. Purchase orders which are received after the close of regular trading hours on the Exchange, or on non-business days, and orders for which payment is not received by the close of regular trading hours on the Exchange on a business day, will be executed on the next business day after receipt of both the order and payment in proper form by the transfer agent.

                 The Funds will not accept payment in cash or third party checks for the purchase of shares. Federal regulations require that each investor provide a Social Security number or other certified taxpayer identification number upon opening or reopening an account. The Funds reserve the right to reject applications without such a number or an indication that a number has been applied for. If a number has been applied for, the number must be provided and certified within sixty days of the date of the application. Any accounts opened without a proper number will be subject to backup withholding at a rate of 31% on all liquidations and dividend and capital gain distributions.

                 Certificates for shares will be issued only upon shareowner request. The Funds reserve the right to reject any purchase order. Payment for shares of a Fund in the amount of $1,000,000 or more may, at the discretion of the Adviser, be made in the form of securities that are permissible investments for the respective Fund. For further information see the Statement of Additional Information or contact the Portico Investor Services at 1-800-982-8909 or 414-287-3710 (Milwaukee area).

REDEMPTION OF    Redemption orders are effected at the net asset value per
SHARES           share next determined after receipt of the order by the
                 transfer agent. If a redemption order is received in proper form (as described below) before the close of regular trading hours on the Exchange, currently 3:00 p.m. Central Time, on a business day, Fund shares will be redeemed as of the determination of net asset value on that day. Redemption orders which are received after the close of regular trading hours on the Exchange, or on non-business days, will be executed on the next business day. Depending upon the current net asset value of the redeemed shares at the time of redemption, the value of the shares redeemed may be more or less than the investor's cost.

REDEMPTION ORDERS
                  THROUGH THE                     THROUGH A REGISTERED
                  TRANSFER AGENT                  REPRESENTATIVE
                  ---------------                 ---------------
BY PHONE          - Call 1-800-228-1024 with      - Call your registered
                    your account name, account      representative at
                    number and amount of            1-800-982-8909.
                    redemption (minimum $500).
                    Redemption proceeds will
                    only be sent to a
                    shareowner's address or bank
                    account of a commercial bank
                    located within the United
                    States as shown on the
                    transfer agent's records.
                    (Available only if
                    established on the account
                    application and if there has
                    been no change of address by
                    telephone within the
                    preceding 15 days.)

BY MAIL,          - Mail your instructions to     - Bring your instructions to
OVERNIGHT           the Portico Funds,              the Portico Funds,
DELIVERY            P.O. Box 3011,                  P.O. Box 3011,
OR IN PERSON        Milwaukee, WI 53201-3011,       Milwaukee, WI 53201-3011,
                    or deliver them (via            or deliver them to
                    overnight delivery or in        615 E. Michigan Street,
                    person) to 615 E. Michigan      Milwaukee, WI 53202,
                    Street, Milwaukee,              or bring your instructions
                    WI 53202. Include the           to your registered
                    number of shares or the         representative's office.
                    amount to be redeemed,
                    your shareowner account
                    number and Social Security
                    number or other taxpayer
                    identification number.
                    Your instructions must be
                    signed by all persons
                    required to sign for
                    transactions exactly as
                    their names appear on the
                    account. If the redemption
                    amount exceeds $50,000, or
                    if the proceeds are to be
                    sent elsewhere than the
                    address of record, or the
                    address of record has been
                    changed by telephone
                    within the preceding 15
                    days, each signature must
                    be guaranteed in writing
                    by either a commercial
                    bank that is a member of
                    the FDIC, a trust company,
                    a credit union, a savings
                    association, a member firm
                    of a national securities
                    exchange or other eligible
                    guarantor institution.

AUTOMATICALLY     - Call 1-800-982-8909 for a     - Call your registered
                    Systematic Withdrawal Plan      representative to
                    application ($15,000            establish a Systematic
                    account minimum and             Withdrawal Plan.
                    $100 minimum per
                    transaction).

                 Guarantees must be signed by an eligible guarantor institution and "Signature Guaranteed" must appear with the signature. If certificates have been issued, the certificates, properly endorsed or accompanied by a properly executed stock power and accompanied by signature guarantees, must be received by the transfer agent or Elan. The Funds may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees and guardians. A redemption request will not be deemed to be properly received until the transfer agent or Elan receives all required documents in proper form. Purchases of additional shares concurrently with withdrawals could be disadvantageous because of the sales charge involved in the additional purchases.

                 The transfer agent charges a $12.00 fee for each payment made by wire of redemption proceeds, which will be deducted from the shareowner's account. The transfer agent also charges a $15.00 fee for each IRA distribution (unless it is part of a Systematic Withdrawal Plan), which will be deducted from the shareowner's account.

                 In order to arrange for telephone redemptions after an account has been opened or to change the bank or account designated to receive redemption proceeds, a written request must be sent to Portico Investor Services at the address listed above or contact your registered representative. The request must be signed by each shareowner of the account. Further documentation may be requested from corporations, executors, administrators, trustees and guardians.

                 The Funds reserve the right to refuse a telephone redemption if they believe it is advisable to do so. Procedures for redeeming shares by telephone may be modified or terminated by the Funds at any time upon notice to shareowners. During periods of substantial economic or market change, telephone redemptions may be difficult to implement. If a shareowner is unable to contact the transfer agent by telephone, shares may also be redeemed by delivering the redemption request to the transfer agent.

                 In an effort to prevent unauthorized or fraudulent redemption requests by telephone, Portico and the transfer agent employ reasonable procedures specified by a Fund to confirm that such instructions are genuine. Among the procedures used to determine authenticity, investors electing to redeem or exchange by telephone will be required to provide their account number. All such telephone transactions will be tape recorded and confirmed in writing to the shareowner. Portico may implement other procedures from time to time. If reasonable procedures are not implemented, Portico and/or the transfer agent may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, the shareowner is liable for any loss for unauthorized transactions.

OTHER REDEMPTION The Funds will make payment for redeemed shares typically
INFORMATION      within one or two business days, but no later than the seventh day after receipt by the transfer agent of a request in proper form, except as provided by SEC rules. HOWEVER, IF ANY PORTION
                 OF THE SHARES TO BE REDEEMED REPRESENTS AN INVESTMENT MADE BY
                 CHECK, THE FUNDS MAY DELAY THE PAYMENT OF THE REDEMPTION
                 PROCEEDS UNTIL THE TRANSFER AGENT IS REASONABLY SATISFIED THAT
                 THE CHECK HAS BEEN COLLECTED, WHICH MAY TAKE TWELVE DAYS FROM
                 THE PURCHASE DATE. This procedure does not apply to shares purchased by wire payment. An investor must have filed a Purchase Application before any redemption requests can be paid.

                 The Funds impose no charge when shares are redeemed and reserve the right to redeem an account involuntarily, upon sixty days' written notice, if redemptions cause the account's net asset value to remain at less than $1,000. A Fund may also redeem shares involuntarily if it is appropriate to do so to carry out the Fund's responsibilities under the 1940 Act and, in certain cases, may make payment for redemption in securities. Investors would bear any brokerage or other transaction costs incurred in converting the securities so received to cash. See the Statement of Additional Information for examples of when such redemptions might be appropriate.

                 Questions concerning the proper form for redemption requests should be directed to Portico Investor Services at 1-800-228-1024 or 414-287-3808 (Milwaukee area).

SHAREOWNER       The services and privileges described below are available to
SERVICES         retail shareowners of the Funds. These may be modified or
                 terminated at any time upon notice to shareowners.


SHAREOWNER       Shareowners will be provided with a report showing portfolio
REPORTS          investments and other information at least semiannually; and
                 after the close of the Funds' fiscal year which ends October
                 31, with an annual report containing audited financial statements. To eliminate unnecessary duplication, only one copy of shareowner reports will be sent to shareowners with the same mailing address. Shareowners who desire a duplicate copy of shareowner reports to be mailed to their residence should call Portico Investor Services at 1-800-982-8909, or write Portico Investor Services at the address listed above.

                 In addition, account statements will be mailed to shareowners after each purchase, reinvestment of dividends and redemption.

AUTOMATED        Shareowners using a touch-tone telephone can access
TELERESPONSE     information on the Funds twenty-four hours a day, seven
SERVICE          days a week. When calling Portico Investor Services at 1-800-
                 228-1024, shareowners may choose to use the automated information feature or, during regular business hours (8:00 a.m. to 7:00 p.m. Central Time, Monday through Friday), speak with a Portico Investor Services representative.

                 The automated service provides the information most frequently requested by shareowners. After calling the 800-number, pressing "2" on their touch-tone phone, shareowners can:

                 1. Determine closing prices for each Fund.
                 2. Learn how the price of a Fund has changed from the previous day.
                 3. Hear daily yields for Portico money market funds.

                 Money market fund yields reflect fee waivers in effect, represent past performance and will vary. If fees were not waived, yields would be reduced. Past performance is no guarantee of future results. Current yield refers to income earned by a fund's investments over a 7-day period. It is then annualized and stated as a percentage of the investment. Effective yield is the same as current yield except that it assumes the income earned by an investment in a fund will be reinvested. An investment in any one of the Portico money market funds is neither insured nor guaranteed by the U.S. government nor is there any assurance the funds will be able to maintain a stable net asset value of $1.00 per share.

                 To speak with a Portico Investor Services representative anytime during an automated teleresponse session (during regular business hours), shareowners may press "0."

                 For total return information, shareowners must call Portico Investor Services at 1-800-982-8909 or 414-287-3710 (Milwaukee area).

TELEPHONE        If shares may legally be sold in the state of the investor's
EXCHANGE         residence, shareowners are generally permitted to exchange
PRIVILEGE        their Retail Shares in a Fund (with a minimum current value of
                 $1,000) for Retail Shares of other funds in the Portico family of funds without charge or commission by the Fund. A sales charge will be imposed on the exchange if the shares of the Fund being acquired have a sales charge and the shares being redeemed were purchased or otherwise acquired without a sales charge unless a shareowner qualifies for a sales charge exemption as described in the section "Purchase of Shares".
                 Telephone exchange privileges automatically apply to each shareowner of record and the representative of record unless and until the transfer agent receives written instructions from the shareowner(s) of record canceling the privilege.

                 Portico reserves the right to terminate indefinitely the exchange privilege of any shareowner, broker, investment adviser or agent who requests more than four exchanges within a calendar year, whether for oneself or one's customers. Portico may determine to do so with prior notice to the shareowner, broker, investment adviser or agent based on a consideration of both the number of exchanges the particular shareowner, broker, investment adviser or agent has requested and the time period over which those exchange requests have been made, together with the level of expense to the Funds or other adverse effects which may result from the additional exchange requests. If any portion of the shares to be exchanged represents an investment made by check, a Fund may delay the acquisition of new shares in an exchange until the transfer agent is reasonably satisfied that the check has been collected, which may take twelve days from the purchase date.

                 Investors may find the exchange privilege useful if their investment objectives or market outlook should change after they invest in the Portico family of funds. For federal income tax purposes, an exchange of shares is a taxable event and, accordingly, a capital gain or loss may be realized by an investor. Before making an exchange request, an investor should consult a tax or other financial adviser to determine the tax consequences of a particular exchange. No exchange fee is currently imposed by Portico on exchanges. Portico, however, reserves the right to impose a charge in the future.

                 In order to request an exchange by telephone, a shareowner must give the account name, account number and the amount or number of shares to be exchanged. During periods of significant economic or market change, telephone exchanges may be difficult to implement. If a shareowner is unable to contact the transfer agent by telephone, shares may also be exchanged by delivering the exchange request to the transfer agent in person or by mail at the addresses listed above under "Redemption of Shares."

                 The Funds reserve the right to reject any exchange request with prior notice to a shareowner and the exchange privilege may be modified or terminated at any time. At least sixty days' notice will be given to shareowners of any material modification or termination except where notice is not required under SEC regulations. The responsibility of the Funds and their transfer agent for the authenticity of telephone exchange instructions is limited as described above under "Redemption of Shares."

RETIREMENT PLANS The Funds offer individual retirement accounts and prototype defined contribution plans, including simplified employee; 401(k), profit-sharing and money purchase pension plans ("Retirement Plans"). For details concerning Retirement Plans (including service fees), please call Portico Investor Services at 1-800-982-8909 or 414-287-3710 (Milwaukee area).

DIVIDENDS AND    Dividends from net investment income of the Balanced, Growth
DISTRIBUTIONS    and Income, and Equity Index Funds are declared and paid
                 quarterly. Dividends from net investment income of the MidCore
                 Growth, Special Growth, and International Equity Funds are declared and paid annually. Each Fund's net realized capital gains are distributed at least annually to avoid tax to the Fund.

                 Dividends and distributions will reduce the net asset value of the Retail Shares by the amount of the dividend or distribution. Dividends and distributions are automatically reinvested in additional Retail Shares of the Fund on which the dividend or distribution is paid at their net asset value per share (as determined on the payable date), unless the shareowner notifies the Fund's transfer agent or a registered representative that dividends or capital gains distributions, or both, should be paid in cash. Cash dividends and distributions will be paid by check unless the Fund's transfer agent receives a voided check or deposit ticket to enable the dividends or distributions to be directly deposited into the shareowner's bank account. Cash dividends and distributions will be paid within five business days after the end of the month in which dividends are declared or within five business days after a redemption of all of a shareowner's shares of a Fund. Reinvested dividends and distributions receive the same tax treatment as those paid in cash.

MANAGEMENT       The business and affairs of the Funds are managed under the
OF THE FUNDS     direction of the Board of Directors of the Portico Funds, Inc.
                 ("Portico" or the "Company"). The Statement of Additional
                 Information contains the name and background information regarding each Director.

ADVISORY         FIRMCO, a Wisconsin corporation and subsidiary of Firstar
SERVICES         Corporation, a bank holding company, serves as investment
                 adviser to each Fund. FIRMCO, with principal offices at Firstar Center, 777 East Wisconsin Avenue, 8th Floor,
                 Milwaukee, Wisconsin 53202, has been engaged in the business of providing investment advisory services since 1986. FIRMCO currently has $19.5 billion in assets under active management, of which $11.6 billion is invested in fixed-income and money market securities and $7.9 billion in equity securities.

                 Subject to the general supervision of the Board of Directors and in accordance with the respective investment objective and policies of each Fund, the Adviser manages each Fund's portfolio, makes decisions with respect to and places orders for all purchases and sales of each Fund's portfolio securities, and maintains records relating to such purchases and sales (except for the International Equity Fund). Subject to the general supervision of the Board of Directors and in accordance with the investment objective and policies of the International Equity Fund, the Adviser is responsible for the management of the Fund's investments and business affairs. Under the terms of the Advisory Agreement between the Fund and the Adviser, the Adviser is authorized to delegate its duties under that agreement to another adviser. As described below, the Adviser has retained State Street Global Advisors (the "Sub-Adviser") with respect to the International Equity Fund's investments. The Adviser and Sub-Adviser jointly determine the specific securities to be purchased, retained or sold by the Fund.

                 The Adviser (or Sub-Adviser for the International Equity Fund) is authorized to allocate purchase and sale orders for portfolio securities to Shareowner Organizations, including, in the case of agency transactions, Shareowner Organizations which are affiliated with the Adviser (or Sub-Adviser), to take into account the sale of Fund shares if the Adviser (or Sub-Adviser for the International Equity Fund) believes that the quality of the transaction and the amount of the commission are comparable to what they would be with other qualified brokerage firms.

                 The Adviser is entitled to receive from each Fund a fee, calculated daily and payable monthly, at the following annual rates (as a percentage of the Fund's average daily net assets): 0.25% for the Equity Index Fund; 0.75% for each of the Balanced, Growth and Income, MidCore Growth and Special Growth Funds; and 1.50% on the International Equity Fund's first $25 million, 1.45% on the next $25 million, 1.40% on the next $50 million, and 1.35% on average daily net assets in excess of $100 million. The Adviser earned fees, net of waivers, for the fiscal year ended October 31, 1996, at the annual rate of 0.25% for the Equity Index Fund, 0.54% for the Balanced Fund, 0.74% for the Growth and Income Fund, 0.74% for the MidCore Growth Fund, 0.75% for the Special Growth Fund, and 0.71% for the International Equity Fund.

                 The Adviser may voluntarily waive all or a portion of the advisory fee otherwise payable by a Fund from time to time. These waivers may be terminated at any time at the Adviser's discretion.

                 State Street Global Advisors, a division of State Street Bank and Trust Company, Two International Place, Boston, Massachusetts 02110, provides sub-advisory services to the International Equity Fund. State Street Bank and Trust Company is a wholly-owned subsidiary of State Street Boston Corporation, a bank holding company. Subject to the oversight and supervision of the Fund's Board of Directors, the Sub-Adviser assists the Adviser in managing the Fund, and jointly with the Adviser selects investments in accordance with the Fund's investment objective and policies. Pursuant to its agreement, the Sub-Adviser places orders for purchases and sales of the Fund's securities. The Sub-Adviser may utilize affiliated brokers in connection with the execution of the Fund's portfolio transactions subject to applicable law and procedures adopted by the Fund's Board of Directors. Additional information appears in the Statement of Additional Information.

                 The Sub-Adviser began investment advisory operations in 1978. Currently, the Sub-Adviser manages $244 billion in assets of which $52 billion are invested in international equity securities.

                 The Sub-Adviser is entitled to a fee, payable by the Adviser, for its services and expenses incurred with respect to the Fund. The fee is computed daily and paid monthly at the following annual rates (as a percentage of the Fund's average daily net assets): 0.40% on the Fund's first $25 million of average daily net assets, 0.35% on the next $25 million, 0.30% on the next $50 million, and 0.25% of the Fund's average daily net assets in excess of $100 million. The Sub-Adviser earned fees for the fiscal year ended October 31, 1996 at the annual rate of 0.38% of the Fund's average net asset

                 The Sub-Adviser also acts as custodian and provides accounting services for the portfolio securities of the International Equity Fund. See "Custodian, Transfer and Dividend Disbursing Agent, and Accounting Services Agent" below.

                 The following are biographies of the portfolio managers of each Fund.

                 Teresa Westman and Marian Zentmyer co-manage the Balanced Fund. A Senior Vice President and Senior Portfolio Manager of FIRMCO, Ms. Westman joined Firstar in 1987 and has ten years of investment management experience. Ms. Westman is a Chartered Financial Analyst and has managed the Fund since its inception on March 30, 1992. Ms. Zentmyer, a Senior Vice President and Senior Portfolio Manager of FIRMCO, has been with Firstar since 1982 and has eighteen years of investment management experience. Ms. Zentmyer is a Chartered Financial Analyst and Certified Financial Planner and has managed the Fund since June 18, 1996.

                 Marian Zentmyer and Maya Bittar co-manage the Growth and Income Fund. Ms. Zentmyer has managed the Fund since February 22, 1993. Ms. Bittar is a Vice President and Portfolio Manager of FIRMCO and has been with Firstar since 1993. She has four years of investment management experience and has managed the Fund since October 1, 1995. Ms. Bittar is a Chartered Financial Analyst.

                 Daniel Tranchita manages the Equity Index Fund. Mr. Tranchita is a Vice President and Portfolio Manager of FIRMCO and has been with Firstar since 1989. He has eight years of investment management experience and has managed the Fund since July 1, 1992. He is a Chartered Financial Analyst.

                 Marian Zentmyer, Maya Bittar, and Matthew D'Attilio co-manage the MidCore Growth Fund. Mr. D'Attilio has been with Firstar since 1993 and has four years of investment management experience. He is an Assistant Vice President of FIRMCO. Ms. Zentmyer has managed the Fund since June 18, 1996. Ms. Bittar and Mr. D'Attilio have co-managed the fund since December 1, 1996.

                 J. Scott Harkness, Todd Krieg and Mark Westman co-manage the Special Growth Fund. Mr. Harkness has managed the Fund since its inception on December 28, 1989. Mr. Harkness is Chairman, a Director and Chief Investment Officer of FIRMCO. He has been with Firstar for sixteen years and has seventeen years of investment management experience. Mr. Krieg and Mr. Westman have been with Firstar since 1992 and have five years of investment management experience. Both Mr. Krieg and Mr. Westman are Vice Presidents and Senior Portfolio Managers of FIRMCO and have managed the fund since September 1, 1994 and January 1, 1994, respectively. Mr. Harkness, Mr. Krieg and Mr. Westman are Chartered Financial Analysts.

                 Daniel Tranchita has managed the International Equity Fund for the Adviser since its inception on April 28, 1994. The Sub-Adviser's portfolio management services for the Fund are conducted by committee, and no one person is primarily responsible for making recommendations to that committee. The committee uses a structured selection process which attempts to duplicate substantially the GDP EAFE Index country weightings.

ADMINISTRATIVE   Firstar Trust Company ("Firstar Trust") and B. C. Ziegler and
SERVICES         Company ("Ziegler") serve as the Co-Administrators (the "Co-
                 Administrators" ). The Co-Administrators have agreed to provide the following administrative services for the Portico
                 Funds: assist in maintaining office facilities for the Funds;
                 furnish clerical and certain other services required by the Funds; compile data for and prepare notices to the SEC;
                 prepare semiannual reports to the SEC and current shareowners and filings with state securities commissions; coordinate federal and state tax returns; monitor the arrangements pertaining to the Funds' agreements with Shareowner
                 Organizations; monitor the Funds' expense accruals; monitor compliance with the Funds' investment policies and limitations; and generally assist the Funds' operations. As further described in the Statement of Additional Information, certain services under the Co-Administration Agreement are provided jointly by Firstar Trust and Ziegler and other services are provided separately by either Firstar Trust or Ziegler. The Co-Administrators are entitled to receive a fee for their administrative services, computed daily and payable monthly, at the annual rate of .125% of Portico's first $2 billion of average aggregate daily net assets, plus .10% of Portico's average aggregate daily net assets in excess of $2 billion. The Co-Administrators may voluntarily waive all or a portion of their administrative fee from time to time. These waivers may be terminated at any time at the Co-
                 Administrators' discretion.

                 For the fiscal year ended October 31, 1996, the Funds accrued administrative fees, after waivers, at the effective annual rate of 0.05% for the Balanced, Growth and Income, Equity Index, MidCore Growth, Special Growth, and International Equity Funds.

SHAREOWNER       Portico may enter into agreements from time to time with
ORGANIZATIONS    certain Shareowner Organizations, including affiliates of the
                 Adviser (such as Elan), providing for certain support and/or distribution services to their customers who are the beneficial owners of Retail Shares of the Funds. Under the Service Agreements, shareowner support services, which are described more fully in the Statement of Additional
                 Information, may include assisting investors in processing purchase, exchange and redemption requests; processing dividend and distribution payments from the Funds; providing information periodically to customers showing their positions in Retail Shares of the Funds; and providing sub-accounting with respect to Retail Shares beneficially owned by customers or the information necessary for sub-accounting. In addition, Shareowner Organizations under a Distribution and Service
                 Agreement may provide the foregoing shareowner support services and may also provide assistance, such as the forwarding of sales literature and advertising to their customers, in connection with the distribution of Retail
                 Shares. For their services, Shareowner Organizations may be entitled to receive fees from a Fund at annual rates of up to 0.25% of the average daily net asset value of the Retail
                 Shares covered by their agreements. For the 1996 calendar year, Shareowner Organizations received fees pursuant to such agreements at the annual rates of 0.25% of their average net assets.

                 Under the terms of their agreements with Portico, Shareowner Organizations are required to provide a schedule of any fees that they may charge to their customers relating to the investment of their assets in Retail Shares covered by the agreements. Investors should read this Prospectus in light of such fee schedules and under the terms of their Shareowner Organization's agreement with Portico. In addition, investors should contact their Shareowner Organization with respect to the availability of shareowner services and the particular Shareowner Organization's procedures for purchasing and redeeming shares. It is the responsibility of Shareowner Organizations to transmit purchase and redemption orders and record those orders in customers' accounts on a timely basis in accordance with their agreements with customers. At the request of a Shareowner Organization, the transfer agent's charge of $12.00 for each payment made by wire of redemption proceeds may be billed directly to the Shareowner Organization.

                 The Glass-Steagall Act and other applicable laws, among other things, prohibit banks from engaging in the business of underwriting securities. Accordingly, banks will be engaged under agreements with Portico only to perform the administrative and investor servicing functions described above, and will represent to Portico that in no event will the services provided by them under the agreements be primarily intended to result in the sale of Retail Shares.

                 Conflict-of-interest restrictions may apply to the receipt of compensation paid by Portico to a Shareowner Organization in connection with the investment of fiduciary funds in Retail Shares. Institutions, including banks regulated by the Comptroller of the Currency and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult legal counsel before entering into agreements with Portico.

                 Agreements that contemplate the provision of distribution services by Shareowner Organizations are governed by a Distribution and Service Plan (the "Plan") that has been adopted by Portico pursuant to Rule 12b-1 under the 1940 Act. In the case of the Funds, no payments are made to their Distributor under the Plan. However, payments to Shareowner Organizations, including affiliates of the Adviser and Sub-Adviser, under the Plan are not tied directly to their own out-of-pocket expenses and therefore may be used as they elect (for example, to defray their overhead expenses), and may exceed their direct and indirect costs.

CUSTODIAN,       Firstar Trust, an affiliate of the Adviser, provides
TRANSFER         transfer agency and dividend disbursing agency services
AND DIVIDEND     for all the Funds and custodial and accounting services for
DISBURSING       each Fund, except the International Equity Fund. State
AGENT,           Street Bank and Trust Company, 225 Franklin Street, Boston,
AND ACCOUNTING   Massachusetts 02110, provides custodial and accounting
SERVICES AGENT   services for the International Equity Fund. For the fiscal year ended October 31, 1996, total transfer agency, dividend disbursing agency, custodial and accounting services fees earned by Firstar Trust were approximately 0.11%, 0.07%, 0.08%, 0.07%, 0.06%, and 0.07% of the Balanced , Growth and
                 Income, Equity Index, MidCore Growth, Special Growth, and
                 International Equity Funds' average net assets, respectively.
                 Additional information regarding the fees payable by the Funds to Firstar Trust and State Street Bank and Trust Company for these services is provided in the Statement of Additional
                 Information. Inquiries to the transfer agent may be sent to the following address: Firstar Trust Company, P.O. Box 3011,
                 Milwaukee, WI 53201-3011.

INVESTMENT       Except for the limitations detailed below, the investment
LIMITATIONS      objective and policies of each Fund described in this
                 Prospectus are not fundamental and may be changed by the Board of Directors without the affirmative vote of the holders of a majority of a Fund's outstanding shares. If there is a change in a Fund's investment objective, shareowners should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. The following descriptions summarize several of each Fund's fundamental investment limitations which are set forth in full in the Statement of Additional Information.

                 No Fund may:

                 1. Purchase securities of any one issuer (other than U.S. Government securities) if more than 5% of the value of its total assets will be invested in the securities of such issuer, except that up to 25% of the value of a Fund's total assets may be invested without regard to this 5% limitation.

                 2. Subject to the foregoing 25% exception, purchase more than 10% of the outstanding voting securities of any issuer.

                 3. Invest 25% or more of its total assets in one or more issuers conducting their principal business activities in the same industry.

                 4. Borrow money or enter into reverse repurchase agreements except for temporary purposes in amounts up to 10% of the value of the total assets at the time of such borrowing, or mortgage, pledge or hypothecate any assets except in connection with such borrowings. Whenever borrowings (including reverse repurchase agreements) exceed 5% of the Fund's total assets, the Fund will not make any investments. If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Fund's portfolio securities will not constitute a violation of such limitation. If due to market fluctuations or other reasons the amount of borrowings or reverse repurchase agreements exceed the 10% limit stated above, a Fund will promptly reduce such amount.

TAXES            Portico's management intends that each Fund will qualify as a
FEDERAL          "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification generally will relieve each Fund of liability for federal income taxes to the extent its earnings are distributed in accordance with the Code.

                 Each Fund contemplates declaring as dividends each year at least 90% of its investment company income. An investor who receives a dividend derived from investment company taxable income (which includes any excess of net short-term capital gain over net long-term capital loss) treats it as a receipt of ordinary income in the computation of his gross income, whether such dividend is paid in the form of cash or additional shares of the Fund. Subject to certain holding requirements, the dividends received deduction for corporations may apply to such ordinary income distributions to the extent of the total qualifying dividends received by a Fund from domestic corporations for the taxable year.

                 Any dividend or distribution of a Fund's excess of net long-term capital gain over its net short-term capital loss will be taxable to a shareowner of the Fund as long-term capital gain, regardless of how long the shareowner has held shares of the Fund.

                 Before purchasing Fund shares, the impact of dividend or capital gain distributions which are expected to be declared or have been declared but not paid, should be carefully considered. Any dividend or distribution paid by the Fund shortly after the purchase of shares of the Fund will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution. Such dividends or distributions, although in effect a return of capital to shareowners, are subject to income taxes.

                 Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of the dividends or gross sale proceeds paid to any shareowner (i) who has provided either an incorrect taxpayer identification number or no number at all,
                 (ii) who is subject to withholding by the Internal Revenue Service for failure to properly include on his return payments of interest or dividends, or (iii) who has failed, when required to do so, to certify that he is not subject to backup withholding. Each Fund generally also will withhold and remit to the U.S. Treasury 10% of all distributions from individual retirement accounts (including simplified employee plans) to any investor unless the transfer agent receives a written request not to withhold federal income tax from the investor prior to the distribution date; withholding on distributions from other types of Retirement Plans may be mandatory and may be at a higher rate.

                 A taxable gain or loss may be realized by a shareowner upon a redemption, transfer or exchange of Fund shares, depending on the tax basis of the shares and their price at the time of such disposition.

                 Generally, a shareowner may include sales charges incurred upon the purchase of Retail Shares in his or her tax basis for such shares for the purpose of determining gain or loss on a redemption, transfer or exchange of shares. However, if the shareowner effects an exchange of such shares for Retail Shares of another fund of the Company within 90 days of the purchase and is able to reduce the sales charge applicable to the new shares (by virtue of the Company's exchange privilege), the amount equal to such reduction may not be included in the tax basis of the shareowner's exchanged shares, but may be included (subject to the limitation) in the tax basis of the new shares. If a shareowner held shares for six months or less, any loss realized by the shareowner will be treated as long-term loss to the extent of any long-term capital gain distribution received.

                 Certain income received by the International Equity Fund may be subject to foreign taxes. If more than 50% in value of the Fund's total assets at the close of any taxable year consists of stocks or securities of foreign corporations, the Fund may elect to treat any foreign taxes paid by it as paid by its shareowners. If the Fund makes this election, each shareowner generally will be required to include in income his respective pro rata portions of foreign taxes and, if he itemizes his deductions, will be entitled to deduct such respective pro rata portions in computing his taxable income or, alternatively, to claim foreign tax credits (subject, in either case, to certain limitations). Each year that the Fund makes this election, it will report to its shareowners the amount per share of foreign taxes it has elected to have treated as paid by its shareowners. If the Fund's dividends exceed its taxable income in any year, as a result of currency-related losses or otherwise, all or a portion of the Fund's dividends may be treated as a return of capital to shareowners for tax purposes.

                 The foregoing is only a brief summary of some of the important federal income tax considerations generally affecting the Funds and their shareowners, and is not intended as a substitute for careful tax planning and is based on tax laws and regulations which are in effect on the date of this Prospectus. Such laws and regulations may be changed by legislative or administrative action. Accordingly, investors in the Funds should consult their tax advisers with specific reference to their own tax situation. Shareowners will be advised at least annually as to the federal income tax consequences of dividends and distributions made each year.

STATE AND LOCAL  Investors are advised to consult their tax advisers concerning the application of state and local tax laws, which may have different consequences from those of the federal income tax law described above.

DESCRIPTION      The Company was incorporated under the laws of the State of
OF SHARES        Wisconsin on February 15, 1988 and is registered with the SEC as an open-end management company. The Articles of Incorporation authorize the Board of Directors to issue up to 150 billion full and fractional shares of common stock, $.0001 par value per share. The Company currently has 16 classes representing interests in 16 investment portfolios. Each class of the Funds is currently divided into two separate series, a Retail Series and Institutional Series representing interests in the same Fund. Of these authorized shares, 500 million shares have been classified for the Retail Series of each Fund discussed in this Prospectus.

                 Shares of each series bear their pro rata portion of all operating expenses paid by the Funds, except certain payments under the Funds' Distribution and Service Plan and Shareowner Servicing Plan applicable only to Retail Series Shares. Institutional Shares are offered in a separate prospectus and are sold without a sales charge. The differences in expenses and sales charges will affect the performance of Institutional and Retail Shares. Institutional Shares are only sold to and held by (i) trust, agency or custodial accounts opened through trust companies or trust departments affiliated with Firstar Corporation; (ii) employer sponsored qualified retirement plans; and (iii) clients of the Adviser. Retail Shares are available to any investor who does not fall within the three preceding categories. Portico Funds does not offer the Periodic Investment Plan, ConvertiFund(R), and Systematic Withdrawal Plan to Shareowners of the Institutional Series. A salesperson and any other person or Shareowner Organization entitled to receive compensation for selling or servicing shares may receive different compensation with respect to different series of shares.

                 For information regarding the other funds and series, contact Portico Investor Services at 1-800-982-8909 or 414-287-3710 (Milwaukee area) or your Shareowner Organization.

                 Portico does not presently intend to hold annual meetings of shareowners except as required by the 1940 Act or other applicable law. Portico will call a meeting of shareowners for the purpose of voting upon the question of removal of a member of the Board of Directors upon written request of shareowners owning at least 10% of the outstanding shares of Portico that are entitled to vote. To the extent required by law, Portico will assist in shareowner communication in such matters.

                 Shareowners of each class of the Funds are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held, and will vote in the aggregate and not by Fund except where otherwise required by law. It is contemplated that the shareowners of a Fund will vote separately on matters relating to its investment advisory agreement (or sub-advisory agreement with respect to the International Equity Fund) and any changes in its fundamental investment limitations. On any matter submitted to the vote of shareowners which only pertains to agreements, liabilities or expenses applicable to the Retail Shares but not the Institutional Shares of the same Fund, only the Retail Shares will be entitled to vote. Shares of Portico have noncumulative voting rights and, accordingly, the holders of more than 50% of Portico's outstanding shares (irrespective of Fund) may elect all of the Directors. As of January 31, 1997, the Adviser and its affiliates held, on behalf of their underlying accounts, approximately 72% of Portico's shares that were outstanding on that date.

                 Each Retail Share of a Fund represents an equal proportionate interest with other Retail Shares in the Fund, and is entitled to such dividends and distributions earned on its assets as are declared at the discretion of the Board of Directors. Shares of the Funds do not have preemptive rights. Each Fund is classified as a diversified company under the 1940 Act.

NET ASSET VALUE  The net asset value of each Fund for purposes of pricing
AND DAYS OF      purchase and redemption orders is determined as of the close
OPERATION        of regular trading hours on the Exchange, currently 3:00 p.m.
                 Central Time, on each day the Exchange is open for trading. As a result, shares of the Funds will not be priced on the days which the Exchange observes: New Year's Day, Presidents' Day,
                 Good Friday, Memorial Day, Independence Day, Labor Day,
                 Thanksgiving Day and Christmas Day. Net asset value per Retail
                 Share is calculated by dividing the value of all securities and other assets owned by each Fund that are allocated to Retail Shares, less the liabilities charged to Retail Shares, by the number of the Fund's outstanding Retail Shares.

                 Securities which are traded on a recognized domestic stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market. Portfolio securities which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities will be determined through the consideration of other factors by or under the direction of the Board of Directors. Exchange-traded securities for which there were no transactions are valued on the average of the current bid and asked prices for the International Equity Fund and at the current bid prices for the other Funds. Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter bid prices. Restricted securities, securities for which market quotations are not readily available and other assets are valued at fair value by the Adviser under the supervision of the Board of Directors. Short-term investments having a maturity of 60 days or less are valued at amortized cost, unless the amortized cost does not approximate market value.

                 Each Fund's securities may be valued based on valuations provided by an independent pricing service. These valuations are reviewed by the Adviser. If the Adviser believes that a valuation received from the service does not represent a fair value, it values the security by a method that the Board of Directors believes will determine a fair value. Any pricing service used may employ electronic data processing techniques, including a "matrix" system, to determine valuations.

                 Quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time net asset value is computed. Foreign securities held by the International Equity Fund may trade in their local markets on days the Fund is closed, and the Fund's net asset value may, therefore, change on days when investors may not purchase or redeem shares.

PERFORMANCE      From time to time, total return data for Retail Shares of a
CALCULATIONS     Fund may be quoted in advertisements or in communications to shareowners. The total return of a Fund's Retail Shares will be calculated on an average annual (compound) total return basis, and may also be calculated on an aggregate total return basis, for various periods. Average annual total return reflects the average annual percentage change in value of an investment in Retail Shares of a Fund over the measuring period. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return assume that dividends and capital gain distributions made by the Retail Shares of the Fund during the period are reinvested in Retail Shares of the Fund and that the maximum sales charge during the period has been deducted from the investment at the time of purchase.

                 All the Funds may advertise total return data without reflecting the sales charge if they are accompanied, in accordance with SEC rules, by average annual total return data reflecting the maximum sales charge. Quotations which do not reflect the sales charge will, of course, be higher than quotations which do.

                 The total return of a Fund's Retail Shares may be compared to those of other mutual funds with similar investment objectives and to stock, bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the total return of a Fund's Retail Shares may be compared to data prepared by Lipper Analytical Services, Inc. In addition, the total return of a Fund's Retail Shares may be compared to the S&P 500 Index; the S&P MidCap 400 Index, S&P SmallCap 600 Index, the NASDAQ Composite Index, an index of unmanaged groups of common stocks of domestic companies that are quoted on the National Association of Securities Quotation System; the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Exchange; the Wilshire Top 750 Index, an index of domestic equity issues which are traded over the national exchanges; the Russell 2000 Index; the Value Line Composite Index, an unmanaged index of nearly 1,700 stocks reviewed in Ratings & Reports; the Russell MidCap; the Wilshire MidCap 750 Index; the Lehman Brothers Intermediate Government/Corporate Bond Index; the Lehman Brothers Government/Corporate Bond Index; and the Consumer Price Index; the GDP EAFE Index; the Salmon-Russell Indices; the Russell Universe Indices; and the Lipper International Indices. Total return data as reported in national financial publications, such as Money Magazine, Forbes, Barron's, Morningstar Mutual Funds, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performance of the Funds.

                 Performance quotations represent past performance, and should not be considered as representative of future results. The investment return and principal value of an investment in a Fund's Retail Shares will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Since performance will fluctuate, performance data for a Fund cannot necessarily be used to compare an investment in a Fund's Retail Shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Investors should remember that performance is generally a function of the kind and quality of the investments held in a portfolio, portfolio maturity, operating expenses and market conditions. Any fees charged by Shareowner Organizations directly to their customer accounts in connection with investments in a Fund will not be included in the Fund's calculations of total return and will reduce the total return received by the accounts. The methods used to compute total return are described in more detail in the Statement of Additional Information.

                                     _______________________

                 NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THEIR DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS OR BY THEIR DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                 S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE EQUITY INDEX FUND, BY SHAREOWNERS OF THE FUND, BY ANY PERSON OR BY ANY ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE USE LICENSED BY THE FUND, OR FOR ANY OTHER USE. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL SUCH WARRANTIES OR MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE FOR USE WITH RESPECT TO THE S&P 500 INDEX OR DATA INCLUDED HEREIN. "STANDARD & POOR'S(R)," "S&P(R)," "S&P 500(R)," "STANDARD & POOR'S 500(R)," AND "500(R)" ARE SERVICE MARKS OF S&P AND HAVE BEEN LICENSED FOR USE BY PORTICO.

                 TO OPEN AN ACCOUNT OR REQUEST INFORMATION
                 1-800-982-8909
                 1-414-287-3710

                 FOR ACCOUNT BALANCES AND INVESTOR SERVICES
                 1-800-228-1024
                 1-414-287-3808

                 PORTICO INVESTOR SERVICES
                 615 East Michigan Street
                 P.O. Box 3011
                 Milwaukee, Wisconsin 53201-3011


------------------------------------------------------------------------------

                            PORTICO FUNDS, INC.
            (Money Market Fund, U.S. Treasury Money Market Fund,
      U.S. Government Money Market Fund, Tax-Exempt Money Market Fund)
                                 Form N-1A
                           Cross Reference Sheet
                     _________________________________


Part A
Item No.                                                   Prospectus Heading
--------                                                   ------------------

1.      Cover Page...................................     Cover Page

2.      Synopsis.....................................     Expense Summary

3.      Condensed Financial Information..............     Financial
                                                          Highlights; Yield

4.      General Description of Registrant............     Cover Page;
                                                          Investment
                                                          Objectives and
                                                          Policies; Other
                                                          Investment
                                                          Information;
                                                          Description of
                                                          Shares;
                                                          Investment
                                                          Limitations

5.      Management of the Fund.......................     Management of the
                                                          Funds

5A.     Management's Discussion of Fund Performance..     Inapplicable

6.      Capital Stock and Other Securities...........     Dividends and
                                                          Distributions;
                                                          Management of the
                                                          Funds; Taxes;
                                                          Description of
                                                          Shares

7.      Purchase of Securities Being Offered.........     Purchase of Shares;
                                                          Shareholder
                                                          Services; Net Asset
                                                          Value and Days of
                                                          Operation

8.      Redemption or Repurchase.....................     Redemption of
                                                          Shares; Shareholder
                                                          Services; Net Asset
                                                          Value and Days of
                                                          Operation

9.      Pending Legal Proceedings....................     Not Applicable

------------------------------------------------------------------------------


                                   PROSPECTUS

                               FEBRUARY 28, 1997

                               MONEY MARKET FUND


                                 U.S. TREASURY
                               MONEY MARKET FUND


                                U.S. GOVERNMENT
                               MONEY MARKET FUND


                                   TAX-EXEMPT
                               MONEY MARKET FUND
                                 PORTICO FUNDS

                 TABLE OF CONTENTS
                 Expense Summary                                    2
                 Financial Highlights                               3
                 Investment Objectives and Policies                 6
                 Other Investment Information                      11
                 Purchase of Shares                                11
                 Redemption of Shares                              14
                 Shareowner Services                               16
                 Dividends and Distributions                       18
                 Management of the Funds                           18
                 Investment Limitations                            21
                 Taxes                                             21
                 Description of Shares                             23
                 Net Asset Value and Days of Operation             23
                 Yield                                             24

PORTICO FUNDS, INC. is a family of sixteen mutual funds that offer a variety of investment objectives designed to meet the needs of individual and institutional investors. This Prospectus describes four separate money market funds (the "Funds") that are designed to meet the cash management and investment needs of investors. Portico Funds also offers retail and institutional shares of bond and equity funds, which are described in separate prospectuses.

AN INVESTMENT IN THE MONEY MARKET FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

THE MONEY MARKET FUND seeks to provide a high level of taxable current income consistent with liquidity, the preservation of capital and a stable net asset value. The Fund attempts to attain its objective by investing in a broad range of government, bank and commercial money market instruments.

THE U.S. TREASURY MONEY MARKET FUND seeks to provide a high level of current income exempt from state income taxes consistent with liquidity, the preservation of capital and a stable net asset value. The Fund pursues its objective by investing in obligations issued or guaranteed as to principal and interest by the U.S. Treasury, the interest income from which is exempt from state income taxation.

THE U.S. GOVERNMENT MONEY MARKET FUND seeks to provide a high level of taxable current income consistent with liquidity, the preservation of capital and a stable net asset value. The Fund attempts to attain its objective by investing in obligations that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and in repurchase agreements relating to such obligations, irrespective of state income tax considerations.

THE TAX-EXEMPT MONEY MARKET FUND seeks to provide a high level of current income exempt from federal income taxes consistent with liquidity, the preservation of capital and a stable net asset value. In pursuing its investment objective, the Fund invests primarily in short-term debt obligations issued by state and local governments.

Firstar Investment Research & Management Company ("FIRMCO" or the "Adviser") serves as investment adviser to each Fund, and the Funds are sponsored by B.C. Ziegler and Company (the "Distributor"). Shareowner Organizations may perform shareowner servicing and provide assistance in connection with the distribution of the Funds' shares and receive fees from the Funds for their services. (See "Management of the Funds.") This Prospectus sets forth concisely the information about the Money Market Fund, U.S. Treasury Money Market Fund, U.S. Government Money Market Fund and Tax-Exempt Money Market Fund that a prospective investor should consider before investing. You should read this Prospectus and retain it for future reference. Additional information about the Funds, contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission ("SEC") and is available upon request without charge by writing Portico Investor Services at 615 East Michigan Street, P.O. Box 3011, Milwaukee, WI 53201-3011, or by calling 1-800-982-8909 or 414-287-3710
(Milwaukee area). The SEC maintains a website (http://www.sec.gov.) that contains the Statement of Additional Information, material incorporated by reference and other information regarding registrants that file electronically with the SEC. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference in its entirety into the Prospectus.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SHARES OF THE FUNDS ARE NOT BANK DEPOSITS, AND ARE NEITHER ENDORSED BY, INSURED BY, GUARANTEED BY, OBLIGATIONS OF, NOR OTHERWISE SUPPORTED BY THE FDIC, THE FEDERAL RESERVE BOARD, FIRSTAR INVESTMENT RESEARCH & MANAGEMENT COMPANY, FIRSTAR TRUST COMPANY, FIRSTAR CORPORATION, ITS AFFILIATES OR ANY OTHER BANK, OR OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE PORTICO FUNDS INVOLVES INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                               February 28, 1997




EXPENSE SUMMARY  Below is a summary of the shareowner transaction expenses and the annual operating expenses incurred by the Money Market, U.S. Treasury Money Market, U.S. Government Money Market, and Tax-Exempt Money Market Funds during the fiscal year ended October 31, 1996. An example based on the summary is also shown.

SHAREOWNER TRANSACTION EXPENSES
-------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases                     None
Maximum Sales Charge on Reinvested Dividends                  None
Deferred Sales Charge                                         None
Redemption Fees                                               None1
Exchange Fees                                                 None
-------------------------------------------------------------------

ANNUAL FUND               MONEY   U.S. TREASURY   U.S. GOVERNMENT   TAX-EXEMPT
OPERATING EXPENSES        MARKET   MONEY MARKET     MONEY MARKET      MONEY
(AS A PERCENTAGE OF        FUND        FUND             FUND       MARKET FUND
  AVERAGE NET ASSETS)
------------------------------------------------------------------------------
Advisory Fees
  After Fees 2            0.36%       0.37%            0.46%          0.39%
12b-1 Fees                0.02%       0.00%            0.00%          0.00%
Shareowner
  Servicing Fees 3        0.00%       0.00%            0.00%          0.00%
Other Expenses After
  Fee Waivers 4           0.22%       0.23%            0.14%          0.21%
Total Fund Operating
  Expenses After Fee
  Waivers 5               0.60%       0.60%            0.60%          0.60%
------------------------------------------------------------------------------

1 A fee of $12.00 is charged for each wire redemption. See "Redemption of Shares."
2 The Adviser has voluntarily agreed to waive a portion of its fees to the extent that each Fund's total ordinary operating expenses exceed 0.60% during the current fiscal year. Absent such waivers, advisory fees would be 0.50% for each Fund. See "Management of the Funds" in this Prospectus for a more complete description and the Funds' financial statements for the fiscal year ended October 31, 1996 incorporated into the Statement of Additional Information.
3 The total of all 12b-1 fees and Shareowner Servicing Fees paid by a Fund may not exceed, in the aggregate, the annual rate of 0.25% of the Fund's average daily net assets. Only the Money Market Fund intends to pay 12b-1 fees for the current year.
4 Absent voluntary administrative fee waivers, other expenses would have been 0.29%, 0.30%, 0.21% and 0.28% for the Money Market, U.S. Treasury Money Market, U.S. Government Money Market, and Tax-Exempt Money Market Funds, respectively.
5 Absent fee waivers, total operating expenses would have been 0.81%, 0.80%, 0.71% and 0.78% for the Money Market, U.S. Treasury Money Market, U.S. Government Money Market and Tax-Exempt Money Market Funds, respectively.

EXPENSE SUMMARY  Example: You would pay the following expenses on a $1,000 investment in any one of the Funds, assuming (1) a 5% annual return and (2) redemption of your investment at the end of each time period:

                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------------------
Money Market Fund, U.S. Treasury
Money Market Fund, U.S. Government
Money Market Fund, Tax-Exempt Money
Market Fund                            $6       $19       $33       $75
------------------------------------------------------------------------------

                 The foregoing tables are intended to assist investors in understanding the expenses that shareowners bear directly or indirectly. In addition, Shareowner Organizations may charge fees for providing services in connection with their clients' investments in a Fund's shares.

                 The example shown above should not be considered a representation of future investment return or operating expenses. Actual investment return and operating expenses may be more or less than those shown.

                                     UNDERSTANDING EXPENSES
                   Operating a mutual fund involves a variety of expenses for portfolio management, shareowner statements and reports, and other services. These costs are paid from a Fund's assets and their effect, except for any fees charged directly by a Shareowner Organization to its customers, are factored into any quoted share price or return.



FINANCIAL        The financial highlights for each of the periods presented
HIGHLIGHTS       have been derived from financial statements which have been audited by Price Waterhouse LLP, independent accountants, whose report, which appears in the annual report to shareowners for the fiscal year ended October 31, 1996, is incorporated by reference into the Statement of Additional
                 Information. The tables on the following pages should be read in conjunction with the financial statements and related notes also incorporated by reference into the Statement of Additional Information. You may obtain the Statement of Additional Information and the annual report to shareowners, which contains additional performance information, free of charge by calling or writing Portico Investor Services at the address listed on the back cover of this Prospectus.



FINANCIAL HIGHLIGHTS
                                    NET ASSET,                  DIVIDENDS
                                      VALUE          NET           FROM
                                   BEGINNING OF   INVESTMENT  NET INVESTMENT
                                      PERIOD        INCOME        INCOME
-----------------------------------------------------------------------------
MONEY MARKET FUND
March 16, 19881 through
  October 31, 1988                    $1.00          $0.05        $(0.05)
Year Ended October 31, 1989            1.00           0.08         (0.08)
Year Ended October 31, 1990            1.00           0.08         (0.08)
Year Ended October 31, 1991            1.00           0.06         (0.06)
Year Ended October 31, 19922           1.00           0.04         (0.04)
Year Ended October 31, 1993            1.00           0.03         (0.03)
Year Ended October 31, 1994            1.00           0.03         (0.03)
Year Ended October 31, 1995            1.00           0.05         (0.05)
Year Ended October 31, 1996            1.00           0.05         (0.05)
U.S. TREASURY MONEY MARKET FUND
April 29, 19911 through
  October 31, 1991                     1.00           0.03         (0.03)
Year Ended October 31, 19922           1.00           0.04         (0.04)
Year Ended October 31, 1993            1.00           0.03         (0.03)
Year Ended October 31, 1994            1.00           0.03         (0.03)
Year Ended October 31, 1995            1.00           0.05         (0.05)
Year Ended October 31, 1996            1.00           0.05         (0.05)
U.S. GOVERNMENT MONEY MARKET FUND
August 1, 19881 through
  October 31, 1988                     1.00           0.02         (0.02)
Year Ended October 31, 1989            1.00           0.08         (0.08)
Year Ended October 31, 1990            1.00           0.08         (0.08)
Year Ended October 31, 1991            1.00           0.06         (0.06)
Year Ended October 31, 19922           1.00           0.04         (0.04)
Year Ended October 31, 1993            1.00           0.03         (0.03)
Year Ended October 31, 1994            1.00           0.03         (0.03)
Year Ended October 31, 1995            1.00           0.05         (0.05)
Year Ended October 31, 1996            1.00           0.05         (0.05)
TAX-EXEMPT MONEY MARKET FUND
June 27, 19881 through
  October 31, 1988                     1.00           0.02         (0.02)
Year Ended October 31, 1989            1.00           0.06         (0.06)
Year Ended October 31, 1990            1.00           0.05         (0.05)
Year Ended October 31, 1991            1.00           0.04         (0.04)
Year Ended October 31, 19922           1.00           0.03         (0.03)
Year Ended October 31, 1993            1.00           0.02         (0.02)
Year Ended October 31, 1994            1.00           0.02         (0.02)
Year Ended October 31, 1995            1.00           0.03         (0.03)
Year Ended October 31, 1996            1.00           0.03         (0.03)


FINANCIAL HIGHLIGHTS (CONTINUED)
                                                                  SUPPLEMENTAL DATA AND RATIOS
                                                    --------------------------------------------------------
                                                                           RATIO OF            RATIO OF NET
                              NET ASSET VALUE,      NET ASSETS,          NET EXPENSES       INVESTMENT INCOME
                                   END OF              END OF             TO AVERAGE            TO AVERAGE           TOTAL
                                   PERIOD          PERIOD (000S)          NET ASSETS            NET ASSETS           RETURN
----------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUND
March 16, 19881 through
  October 31, 1988                  $1.00            $100,373             0.44%3,4               7.35%3,4            4.63%5
Year Ended October 31, 1989          1.00             201,097               0.60%4                 8.66%4             9.01%
Year Ended October 31, 1990          1.00             762,170               0.51%4                 7.81%4             8.14%
Year Ended October 31, 1991          1.00             628,697               0.50%4                 6.28%4             6.39%
Year Ended October 31, 19922         1.00             146,012               0.58%4                 3.84%4             3.73%
Year Ended October 31, 1993          1.00             132,568               0.60%4                 2.67%4             2.71%
Year Ended October 31, 1994          1.00             165,018               0.60%4                 3.44%4             3.42%
Year Ended October 31, 1995          1.00             172,261               0.60%4                 5.36%4             5.51%
Year Ended October 31, 1996          1.00             224,036               0.60%4                 4.94%4             5.06%
U.S. TREASURY MONEY MARKET FUND
April 29, 19911 through
  October 31, 1991                   1.00              36,267            0.52%6, 7              5.23%6, 7            2.69%8
Year Ended October 31, 19922         1.00              37,342               0.60%7                 3.42%7             3.48%
Year Ended October 31, 1993          1.00              40,744               0.60%7                 2.55%7             2.59%
Year Ended October 31, 1994          1.00              56,020               0.60%7                 3.14%7             3.20%
Year Ended October 31, 1995          1.00              64,655               0.60%7                 5.04%7             5.16%
Year Ended October 31, 1996          1.00              53,430               0.60%7                 4.70%7             4.80%
U.S. GOVERNMENT MONEY MARKET FUND
August 1, 19881 through
  October 31, 1988                   1.00              49,069            0.50%3, 9              7.56%3, 9            1.91%5
Year Ended October 31, 1989          1.00             101,497               0.61%9                 8.43%9             8.72%
Year Ended October 31, 1990          1.00             153,480               0.60%9                 7.55%9             7.84%
Year Ended October 31, 1991          1.00             237,752               0.60%9                 5.80%9             6.02%
Year Ended October 31, 19922         1.00             221,521               0.60%9                 3.56%9             3.60%
Year Ended October 31, 1993          1.00             203,165               0.60%9                 2.59%9             2.63%
Year Ended October 31, 1994          1.00             183,591               0.60%9                 3.29%9             3.35%
Year Ended October 31, 1995          1.00             163,068               0.60%9                 5.24%9             5.37%
Year Ended October 31, 1996          1.00             198,334               0.60%9                 4.84%9             4.96%
TAX-EXEMPT MONEY MARKET FUND
June 27, 19881 through
  October 31, 1988                   1.00              10,838           0.52%3, 10             5.10%3, 10            1.78%5
Year Ended October 31, 1989          1.00              18,429              0.60%10                5.82%10             5.99%
Year Ended October 31, 1990          1.00              16,424              0.64%10                5.38%10             5.51%
Year Ended October 31, 1991          1.00              29,714              0.63%10                4.34%10             4.49%
Year Ended October 31, 19922         1.00              74,343              0.60%10                2.83%10             2.91%
Year Ended October 31, 1993          1.00              73,621              0.60%10                2.12%10             2.17%
Year Ended October 31, 1994          1.00              70,436              0.60%10                2.23%10             2.25%
Year Ended October 31, 1995          1.00              84,084              0.60%10                3.36%10             3.42%
Year Ended October 31, 1996          1.00              79,328              0.60%10                3.09%10             3.13%


 1    Commencement of operations.
 2    Effective February 3, 1992, FIRMCO assumed the investment advisory responsibilities of Firstar Trust Company, an affiliate of
      FIRMCO.
 3    Annualized for the period ended October 31, 1988.
 4    Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 31, 1996, 1995, 1994,
      1993, 1992, 1991, 1990, 1989 and the period ended October 31, 1988 would have been 0.81%, 0.90 %, 0.93%, 0.99%, 0.96%, 0.94%,
      0.94%, 1.01% and 0.89%, respectively; and ratios of net investment income to average net assets for the fiscal years ended
      October 31, 1996, 1995, 1994, 1993, 1992, 1991, 1990, 1989 and the period ended October 31, 1988 would have been 4.73%, 5.06
      %, 3.11%, 2.28%, 3.46%, 5.84%, 7.38%, 8.25% and 6.90%, respectively.
 5    Not annualized for the period ended October 31, 1988.
 6    Annualized for the period ended October 31, 1991.
 7    Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 31, 1996, 1995, 1994,
      1993, 1992 and the period ended October 31, 1991 would have been 0.80%, 0.83 %, 0.94%, 0.93%, 1.01% and 1.10%, respectively;
      and ratios of net investment income to average net assets for the fiscal years ended October 31, 1996, 1995, 1994, 1993, 1992 and the period ended October 31, 1991 would have been 4.50%, 4.81%, 2.80%, 2.22%, 3.01% and 4.65%, respectively.
 8    Not annualized for the period ended October 31, 1991.
 9    Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 31, 1996, 1995, 1994,
      1993, 1992, 1991, 1990, 1989 and the period ended October 31, 1988 would have been 0.71%, 0.75%, 0.88%, 0.93%, 0.94%, 0.95%,
      1.01%, 1.06% and 0.86%, respectively; and ratios of net investment income to average net assets for the fiscal years ended
      October 31, 1996, 1995, 1994, 1993, 1992, 1991, 1990, 1989 and the period ended October 31, 1988 would have been 4.73%,
      5.09%, 3.01%, 2.26%, 3.22%, 5.45%, 7.14%, 7.98% and 7.20%, respectively.
10    Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 31, 1996, 1995, 1994,
      1993, 1992, 1991, 1990, 1989 and the period ended October 31, 1988 would have been 0.78%, 0.84%, 0.93%, 0.98%, 1.05%, 1.08%,
      1.26%, 1.30% and 1.30%, respectively; and ratios of net investment income to average net assets for the fiscal years ended
      October 31, 1996, 1995, 1994, 1993, 1992, 1991, 1990, 1989 and the period ended October 31, 1988 would have been 2.91%,
      3.12%, 1.90%, 1.74%, 2.38%, 3.89%, 4.76%, 5.12% and 4.32%, respectively.



INVESTMENT          The descriptions that follow are designed to help you choose
OBJECTIVES          the Fund that best fits your investment objectives.
AND POLICIES        You may want to pursue more than one objective by investing in more than one of the Portico Funds. You are reminded that there are risks in an investment in the Funds and there can be no assurance that each Fund's investment objective will be attained. An investor should not consider an investment in any individual Fund to be a complete investment program.

MONEY MARKET FUND   The investment objective of the Money Market Fund is to seek to provide a high level of taxable current income consistent with liquidity, the preservation of capital and a stable net asset value. In pursuing its investment objective, the Fund will invest, during normal market conditions, at least 80% of its assets in debt obligations with remaining maturities of thirteen months or less as determined in accordance with the rules of the Securities and Exchange Commission ("SEC").
                    The Fund may purchase a broad range of government, bank and commercial obligations that are available in the money markets.

                    The Money Market Fund will purchase only "First Tier Eligible Securities" (as defined by the SEC) that present minimal credit risks as determined by the Adviser pursuant to guidelines approved by the Board of Directors (the "Board of Directors") of Portico Funds, Inc. ("Portico" or the "Company"). First Tier Eligible Securities consist of (1) securities that either (a) have short-term debt ratings at the time of purchase in the highest rating category by at least two unaffiliated nationally recognized statistical rating organizations ("NRSROs") (or one NRSRO if the security was rated by only one NRSRO), or (b) are issued by issuers with such ratings, and (2) certain securities that are unrated (including securities of issuers that have long-term but not short-term ratings) but are of comparable quality as determined in accordance with guidelines approved by the Board of Directors. The Appendix to the Statement of Additional Information includes a description of applicable NRSRO ratings. The following descriptions illustrate the types of instruments in which the Fund invests.

                    The Money Market Fund may purchase bank obligations, such as certificates of deposit, bankers' acceptances and time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. Investments by the Fund in the obligations of foreign banks and foreign branches of U.S. banks will not exceed 25% of the value of the Fund's total assets at the time of investment. The Fund may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its total assets.

                    The Money Market Fund may purchase commercial paper, including asset-backed commercial paper, and corporate bonds with remaining maturities of thirteen months or less which meet the Fund's quality requirements set forth above.

                    The Money Market Fund may purchase variable and floating rate instruments, which may have a stated maturity in excess of thirteen months but will permit the Fund to demand payment of the principal of the instrument at least once every thirteen months upon not more than thirty days' notice (unless the instrument is guaranteed by the U.S. Government or an agency or instrumentality thereof). Such instruments may include variable amount master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. Unrated variable and floating rate instruments will be determined by the Adviser (under the supervision of the Board of Directors) to be of comparable quality at the time of purchase to First Tier Eligible Securities. An active secondary market may not exist, however, with respect to particular variable and floating rate instruments, and usually will not exist with respect to variable amount master demand notes . The absence of a secondary market could make it difficult for the Fund to dispose of a variable or floating rate instrument if the issuer defaulted on its payment obligation or during periods that the Fund could not exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss with respect to such instruments.

                    The Money Market Fund may invest in short-term funding agreements. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser. Funding agreements will also guarantee the return of principal and may guarantee a stream of payments over time. A funding agreement has a fixed maturity and may have either a fixed rate or variable interest rate that is based on an index and guaranteed for a set time period. Because there is no secondary market for these investments, any such funding agreement purchased by the Money Market Fund will be regarded as illiquid.

                    The Money Market Fund may agree to purchase U.S. Government obligations from financial institutions subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). During the term of the repurchase agreement, the Adviser will continue to monitor the creditworthiness of the seller and will require the seller to maintain the value of the securities subject to the agreement at not less than 102% of the repurchase price. Default or bankruptcy of the seller would, however, expose the Fund to possible loss because of the adverse market action or delay in connection with the disposition of the underlying securities. The securities held subject to a repurchase agreement may have stated maturities exceeding thirteen months, provided the repurchase agreement itself matures in less than one year. The Money Market Fund may purchase obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. The Fund may also purchase stripped U.S. Government Obligations and Government-backed trusts. For further discussion of U.S. Government securities, see "U.S. Treasury Money Market Fund and U.S. Government Money Market Fund."

                    The Money Market Fund may acquire certain types of bank instruments issued or supported by the credit of foreign banks or foreign branches of domestic banks where the Adviser deems the instrument to present minimal credit risks. Such instruments nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks. Such risks include future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on such instruments, the possible seizure or nationalization of foreign deposits or the adoption of other foreign government restrictions which might adversely affect the payment of principal and interest on such instruments. In addition, foreign banks and foreign branches of U.S. banks are subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks. Because the Fund invests in securities backed by banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.

U.S. TREASURY       The investment objective of the U.S. Treasury Money Market
MONEY MARKET FUND   Fund is to seek to provide a high level of current
AND U.S. GOVERNMENT income exempt from state income taxes consistent
MONEY MARKET FUND   with liquidity, the preservation of capital and a stable net asset value. The Fund seeks to achieve its objective by investing in securities with remaining maturities of thirteen months or less (as determined in accordance with SEC rules) that are issued or guaranteed as to principal and interest by the U.S. Treasury (bills, certificates of indebtedness, notes and bonds). However, under extraordinary circumstances, such as when U.S. Treasury securities are unavailable, the Fund may temporarily hold cash.

                    The investment objective of the U.S. Government Money Market Fund is to seek to provide a high level of taxable current income consistent with liquidity, the preservation of capital and a stable net asset value (irrespective of state income tax considerations). The Fund seeks to achieve its objective by investing primarily in obligations with remaining maturities of thirteen months or less (as determined in accordance with SEC rules) that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities and in repurchase agreements relating to such obligations. Under normal market conditions, the Fund intends to invest at least 65% of its total assets in U.S. Government obligations. Such U.S. Government obligations may include Treasury bills, certificates of indebtedness, notes and bonds, as well as issues of agencies and instrumentalities of the U.S. Government, including obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Maritime Administration, Resolution Trust Corporation and Tennessee Valley Authority.

                    Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.
                    To the extent consistent with their respective investment objectives, each Fund (except for the U.S. Treasury Money Market Fund) may purchase participations in trusts that hold U.S. Treasury and agency securities (such as TIGRs and CATs) and also may purchase Treasury Receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government obligations. The SEC staff believes that participation in CATs and TIGRs and other similar trusts are not U.S. Government securities. These participations are issued at a discount to their "face value," and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The U.S. Government Money Market Fund may also invest in Government-backed trusts which hold obligations of foreign governments that are guaranteed or backed by the full faith and credit of the United States.

                    The U.S. Treasury Money Market Fund and U.S. Government Money Market Fund may enter into repurchase agreements with financial institutions. See "Money Market Fund" above for a discussion of repurchase agreements.

                    Although substantially all of the instruments acquired by the U.S. Treasury Money Market Fund and U.S. Government Money Market Fund will be U.S. Government obligations (or repurchase agreements collateralized by such obligations), shares of the U.S. Treasury Money Market Fund and U.S. Government Money Market Fund are not themselves issued or guaranteed by any government agency. U.S. Government obligations that have stated maturities in excess of thirteen months but have variable or floating interest rates may be acquired by the Funds in accordance with SEC rules.

TAX-EXEMPT          The investment objective of the Tax-Exempt Money Market Fund
MONEY MARKET FUND   is to seek to provide a high level of current income that is exempt from federal income taxes consistent with liquidity, the preservation of capital and a stable net asset value. In pursuing this investment objective, the Fund invests in a diversified portfolio of debt obligations issued by or on behalf of states, territories and possessions of the United
                    States, the District of Columbia and their authorities, agencies, instrumentalities and political sub-divisions
                    ("Municipal Obligations") which meet the Fund's quality requirements set forth below. During normal market conditions, the Fund will invest at least 80% of its assets in Municipal Obligations with remaining maturities of thirteen months or less as determined in accordance with SEC rules. The Tax-Exempt Money Market Fund will purchase only
                    Municipal Obligations that are First Tier Eligible
                    Securities as defined above under "Money Market Fund."

                    Municipal Obligations purchased by the Fund may be backed by letters of credit issued by foreign and domestic banks and other financial institutions. Such letters of credit are not necessarily subject to federal deposit insurance and adverse developments in the banking industry could have a negative effect on the credit quality of the Fund's portfolio securities and its ability to maintain a stable net asset value and share price. Letters of credit issued by foreign banks, like other obligations of foreign banks, may involve certain risks in addition to those of domestic obligations. Because the Fund invests in securities backed by banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Fund and affect its share price. (See "Money Market Fund" above.)

                    Municipal Obligations purchased by the Tax-Exempt Money Market Fund may include variable and floating rate instruments issued by industrial development authorities and other governmental entities. If such instruments are unrated, they will be determined by the Fund's Adviser (under the supervision of the Board of Directors) to be of comparable quality at the time of purchase to First Tier Eligible Securities. While there may be no active secondary market with respect to a particular variable or floating rate demand instrument purchased by the Fund, the Fund may (at any time or during specified periods not exceeding thirteen months, depending upon the instrument involved) demand payment in full of the principal of the instrument and may re-sell the instrument to a third party. The absence of such an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate demand instrument if the issuer defaulted on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss with respect to such instruments.

                    From time to time on a temporary defensive basis due to market conditions, the Tax-Exempt Money Market Fund may hold uninvested cash reserves or invest in short-term taxable money market obligations that are permissible investments for the Money Market Fund, in such proportions as, in the opinion of the Adviser, prevailing market or economic conditions warrant. Uninvested cash reserves will not earn income. Taxable obligations acquired by the Fund will not exceed under normal market conditions 20% of the Fund's total assets at the time of purchase.

                    The two principal classifications of Municipal Obligations which may be held by the Tax-Exempt Money Market Fund are "General Obligation" securities and "Revenue" securities. General Obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the issuer of the facility being financed. Private activity bonds (e.g., bonds issued by industrial development authorities) that are issued by or on behalf of public authorities to finance various privately operated facilities are included within the term "Municipal Obligations" if the interest paid thereon is exempt (subject to federal alternative minimum tax) from federal income tax. (The Fund, however, does not currently intend to acquire private activity bonds that are subject to the federal alternative minimum tax.) Private activity bonds are in most cases Revenue securities and are not payable from the unrestricted revenues of the issuer. The credit quality of such bonds is usually directly related to the credit standing of the corporate user of the facility involved.

                    The Tax-Exempt Money Market Fund may also acquire "Moral Obligation" securities, which are normally issued by special purpose public authorities. If the issuer of Moral Obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issue.

                    The Tax-Exempt Money Market Fund may purchase securities on a "when-issued" or "forward commitment" basis. These transactions, which involve a commitment by the Fund to purchase particular securities with payment and delivery taking place beyond the normal settlement date, permit the Fund to lock in a price or yield on a security it intends to purchase, regardless of future changes in interest rates. When-issued and forward commitment transactions involve the risk, however, that the price or yield obtained in a transaction (and therefore the value of the security) may be less favorable than the price or yield (and therefore the value of the security) available in the market when the securities delivery takes place. The Fund expects that its when-issued purchases and forward commitments will not exceed 25% of the value of its assets absent unusual market conditions, and that a forward commitment or commitment to purchase when-issued securities will not exceed forty-five days. The Fund does not intend to engage in when-issued purchases and forward commitments for speculative purposes but only in furtherance of its investment objective.

                    The Tax-Exempt Money Market Fund may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, a dealer agrees to purchase at the Fund's option specified Municipal Obligations at a price equal to their amortized cost value plus accrued interest. The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

                    Although the Tax-Exempt Money Market Fund does not presently intend to do so on a regular basis, it may invest more than 25% of its assets in Municipal Obligations, the issuers of which are located in the same state or the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Adviser. To the extent that the Fund's assets are concentrated in Municipal Obligations payable from revenues on similar projects or issued by issuers in the same state, the Fund will be subject to the peculiar economic, political and business risks represented by the laws and economic conditions relating to such states and projects to a greater extent than it would be if the Fund's assets were not so concentrated. Furthermore, payment of Municipal Obligations of certain projects may be secured by mortgages or deeds of trust. In the event of a default, enforcement of the mortgages or deeds of trust will be subject to statutory enforcement procedures and limitations, including rights of redemption and limitations on obtaining deficiency judgments. In the event of a foreclosure, collection of the proceeds of the foreclosure may be delayed and the amount of proceeds from the foreclosure may not be sufficient to pay the principal of and accrued interest on the defaulted Municipal Obligations.

                    Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither Portico nor the Adviser will review the proceedings relating to the issuance of Municipal Obligations or the bases for such opinions.

OTHER INVESTMENT    RESTRICTED SECURITIES. No Fund will knowingly invest more
INFORMATION         than 10% of the value of its net assets in securities that are illiquid. Repurchase agreements and time deposits that do not provide for payment to a Fund within seven days, and securities that are not registered under the Securities Act of 1933 (the "Act") but that may be purchased by institutional buyers under Rule 144A, are subject to this 10% limit (unless such securities are variable amount master demand notes with maturities of nine months or less, privately placed commercial paper, or the Board of Directors or the Adviser, pursuant to guidelines adopted by the Board of Directors, determines that a liquid trading market exists).

                    SECURITIES OF OTHER INVESTMENT COMPANIES. In connection with the management of their daily cash positions, each Fund may invest in securities issued by other investment companies with investment objectives and policies similar to their own which invest in First Tier Eligible Securities and which determine their net asset value per share based on the amortized cost or penny-rounding method of valuation. Securities of other investment companies will be acquired by a Fund within the limits prescribed by the Investment Company Act of 1940 (the "1940 Act"). In addition to the advisory fees and other expenses the Fund bears directly in connection with its own operations, as a shareowner of another investment company, a Fund would bear its pro rata portion of the other investment company's advisory fees and other expenses, and such fees and other expenses will be borne indirectly by the Fund's shareowners.

                    SECURITIES LENDING. Although authorized to do so, the Funds do not presently intend to lend portfolio securities.
PURCHASE OF         Shares of the Funds are offered and sold on a continuous
SHARES              basis by the distributor for the Funds, B.C. Ziegler and
                    Company (the "Distributor"), which is independent of the Adviser. The Distributor is a registered broker-dealer with offices at 215 North Main Street, West Bend, Wisconsin
                    53095.

                    THE MINIMUM INITIAL AND SUBSEQUENT INVESTMENT FOR SHARES IN A FUND IS $1,000; WITH THE EXCEPTION OF IRAS, WHICH HAVE A MINIMUM INITIAL INVESTMENT OF $100. The minimum initial investment will be waived if you participate in the Periodic Investment Plan. The Funds reserve the right to close your account if the value is less than $1,000 ($100 for IRAs) and you are not currently participating in the Periodic Investment Plan. For additional information on involuntary redemptions, see "Other Redemption Information" below. The $1,000 minimum account balance applies only to account opened with Portico on or after February 28, 1997. Accounts opened with Portico on or before February 27, 1997 must maintain a required minimum balance of $50.

                    PURCHASE ORDERS. Investors may purchase shares of the Funds through registered representatives of Elan Investment Services, Inc. ("Elan") located at Firstar Banks ("Firstar Investment Offices"), directly with the Funds' transfer agent, or through organizations that have entered into distribution or servicing agreements with the Funds (including Elan, "Shareowner Organizations"). For a discussion of transactions through Shareowner Organizations, see "Shareowner Organizations" below. All checks must be drawn on a bank located within the United States and must be payable in U.S. dollars. Subsequent investments in an existing account in a Fund may be made at any time by sending to the address below a check or money order payable to the Fund in which the investment is being made as shown above, along with a letter stating the amount of the investment, the name of the Fund and the account number in which the investment is to be made. A $20 fee will be imposed by the Funds' transfer agent if any check used for investment in an account does not clear, and the investor involved will be responsible for any loss incurred by a Fund.

PURCHASE ORDERS PLACED THROUGH REGISTERED REPRESENTATIVES

                 TO OPEN AN ACCOUNT               TO ADD TO AN ACCOUNT
                 -------------------              ---------------------

IN PERSON        - Complete an application        - Bring your check to a
                   at a Firstar Investment          Firstar Investment
                   Office. Call 1-800-982-8909      Office. Call 1-800-982-8909
                   for the office nearest you.      for the office nearest you.

BY PHONE         - Call your registered           - Call your registered
                   representative                   representative
                   or call 1-800-982-8909 for       or call 1-800-982-8909 for
                   the office nearest you.          the office  nearest you.


AUTOMATICALLY    - Call your registered           - Complete a Periodic
                   representative to obtain         Investment Plan
                   a purchase application           Application to automatically
                   which includes                   purchase more shares.
                   information for a Periodic
                   Investment Plan.

PURCHASE ORDERS PLACED THROUGH THE TRANSFER AGENT

                 TO OPEN AN ACCOUNT               TO ADD TO AN ACCOUNT
                 -------------------              ---------------------

BY MAIL          - Complete an application        - Make your check payable to
                   and mail it along with a         Portico Funds. Please
                   check payable to                 include your account
                   Portico Funds, P.O. Box 3011,    number on your check and
                   Milwaukee, WI 53201-3011.        mail it to the address on
                                                    your statement.

OVERNIGHT        - Complete an application        - Make your check payable to
DELIVERY           and deliver it along with a      Portico Funds. Please
                   check payable to                 include your account
                   Portico Funds, 615 East          number on your check and
                   Michigan St., Milwaukee,         deliver it to the
                   WI 53202.                        address at the left.

IN PERSON        - Bring your application and     - Bring your check to a
                   check to a Firstar Investment    Firstar Investment
                   Office. Call 1-800-982-8909      Office. Call 1-800-982-8909
                   for the office nearest you.      for the office nearest you.


AUTOMATICALLY    - Call 1-800-982-8909 to         - Complete a Periodic
                   obtain a purchase application    Investment Plan
                   which includes information       Application to
                   for a Periodic Investment        automatically purchase
                   Plan.                            more shares.
                                                  - Open a ConvertiFund(R)
                                                    account to automatically
                                                    invest proceeds from one
                                                    account to another account
                                                    of the Portico family of
                                                    funds.

BY WIRE          - Call 1-800-228-1024 to         - Call 1-800-228-1024 to
                   arrange a wire transaction.      arrange a wire
                   Ask your bank to transmit        transaction. Ask your bank
                   immediately available funds      to transmit immediately
                   by wire in the amount of your    available funds  by wire
                   purchase to: Firstar Bank        as described at the left.
                   Milwaukee, N.A. ABA #            Please include your
                   0750-00022, Account #            account number.
                   112-952-137 for further credit
                   to [name of Fund] [the name/
                   title on the account].

BY PHONE         - Call 1-800-228-1024 to         - Call 1-800-228-1024 to
                   exchange  from another           exchange from another
                   Portico Fund account with        Portico Fund account with
                   the same registration            the same registration
                   including name, address          including name, address
                   and taxpayer ID number.          and taxpayer ID number.


                 Investors making initial investments by wire must promptly complete a Purchase Application and forward it to the respective Fund. REDEMPTIONS WILL NOT BE PAID UNTIL THE COMPLETED APPLICATION HAS BEEN RECEIVED BY THE TRANSFER AGENT.


                 Purchase orders received by the transfer agent in proper form (as described above) before 11:30 a.m. Central Time on a business day will be executed at that time, provided the securities dealer or financial institution placing the order undertakes to pay for its order in immediately available funds wired to the transfer agent by the close of business the same day, or in the case of orders placed by other investors, payment in such form and by such time is guaranteed by a creditworthy financial institution at the time the order is placed. Purchase orders that are received before 11:30 a.m. Central Time on a business day when payment is made in any form other than by a same day wire of immediately available funds, as well as orders received after 11:30 a.m. Central Time and before the close of regular trading hours on the New York Stock Exchange (the "Exchange"), currently 3:00 p.m. Central Time, will be executed as of the close of regular trading hours on the Exchange. In addition, purchase orders received by the transfer agent before the close of regular trading hours on the Exchange on a business day will be executed as of the determination of net asset value on that day if the purchase price is payable to the Fund on the next business day out of the proceeds from the investor's redemption of shares in certain other investment companies for which Firstar Trust Company serves as transfer agent and/or custodian. For information concerning this procedure, call Portico Investor Services at 1-800-228-1024 or 414-287-3808 (Milwaukee area). Purchase orders that are received after the close of regular trading hours on the Exchange or on non-business days, and orders for which payment is not received by the close of regular trading hours on the Exchange on a business day, will be executed on the next business day after receipt of both the order and payment in proper form by the transfer agent.

                 The Funds will not accept payment in cash or third party checks for the purchase of shares. Federal regulations require that each investor provide a Social Security number or other certified taxpayer identification number upon opening or reopening an account. The Funds reserve the right to reject applications without such a number or an indication that a number has been applied for. If a number has been applied for, the number must be provided and certified within sixty days of the date of the application. Any accounts opened without a proper number will be subject to backup withholding at a rate of 31% on all liquidations and dividend and capital gain distributions.

                 Certificates for shares will be issued only upon shareowner request. The Funds reserve the right to reject any purchase order. Payment for shares of a Fund in the amount of $1,000,000 or more may, at the discretion of the Adviser, be made in the form of securities that are permissible investments for the respective Fund. For further information, see the Statement of Additional Information or contact Portico Investor Services at 1-800-982-8909 or 414-287-3710 (Milwaukee area).

REDEMPTION OF    Redemption orders are effected at the net asset value per
SHARES           share next determined after receipt of the order
                 by the transfer agent. If a redemption order is received by phone (as described below) before 11:30 a.m. Central Time on a business day, Fund shares will be redeemed as of the determination of net asset value at 11:30 a.m. Central Time.
                 If a redemption order is received in proper form (as described below) before the close of regular trading hours on the Exchange, currently 3:00 p.m. Central Time, on a business day, Fund shares will be redeemed as of the determination of net asset value at 3:00 p.m. Redemption orders which are received after the close of regular trading hours on the Exchange, or on non-business days, will be executed on the next business day. Depending upon the current net asset value of the redeemed shares at the time of redemption, the value of the shares redeemed may be more or less than the investor's cost.

REDEMPTION ORDERS
                  THROUGH THE                     THROUGH A REGISTERED
                  TRANSFER AGENT                  REPRESENTATIVE
                  ---------------                 ---------------
BY PHONE          - Call 1-800-228-1024 with      - Call your registered
                    your account name, account      representative at
                    number and amount of            1-800-982-8909.
                    redemption (minimum $500).
                    Redemption proceeds will
                    only be sent to a
                    shareowner's address or bank
                    account of a commercial bank
                    located within the United
                    States as shown on the
                    transfer agent's records.
                    (Available only if
                    established on the account
                    application and if there has
                    been no change of address by
                    telephone within the
                    preceding 15 days.)

BY MAIL,          - Mail your instructions to     - Bring your instructions to
OVERNIGHT           the Portico Funds,              the Portico Funds,
DELIVERY            P.O. Box 3011,                  P.O. Box 3011,
OR IN PERSON        Milwaukee, WI 53201-3011,       Milwaukee, WI 53201-3011,
                    or deliver them (via            or deliver them to
                    overnight delivery or in        615 E. Michigan Street,
                    person) to 615 E. Michigan      Milwaukee, WI 53202,
                    Street, Milwaukee,              or bring your instructions
                    WI 53202. Include the           to your registered
                    number of shares or the         representative's office.
                    amount to be redeemed,
                    your shareowner account
                    number and Social Security
                    number or other taxpayer
                    identification number.
                    Your instructions must be
                    signed by all persons
                    required to sign for
                    transactions exactly as
                    their names appear on the
                    account. If the redemption
                    amount exceeds $50,000, or
                    if the proceeds are to be
                    sent elsewhere than the
                    address of record, or the
                    address of record has been
                    changed by telephone
                    within the preceding 15
                    days, each signature must
                    be guaranteed in writing
                    by either a commercial
                    bank that is a member of
                    the FDIC, a trust company,
                    a credit union, a savings
                    association, a member firm
                    of a national securities
                    exchange or other eligible
                    guarantor institution.

AUTOMATICALLY     - Call 1-800-982-8909 for a     - Call your registered
                    Systematic Withdrawal Plan      representative to
                    application ($15,000            establish a Systematic
                    account minimum and             Withdrawal Plan.
                    $100 minimum per
                    transaction).

                 Guarantees must be signed by an eligible guarantor institution and "Signature Guaranteed" must appear with the signature. If certificates have been issued, the certificates, properly endorsed or accompanied by a properly executed stock power and accompanied by signature guarantees, must be received by the transfer agent. The Funds may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees and guardians. A redemption request will not be deemed to be properly received until the transfer agent or Elan receives all required documents in proper form.

                 The transfer agent charges a $12.00 fee for each payment made by wire of redemption proceeds, which will be deducted from the shareowner's account. The transfer agent also charges a $15.00 fee for each IRA distribution (unless it is part of a Systematic Withdrawal Plan), which will be deducted from the shareowner's account.

                 In order to arrange for telephone redemptions after an account has been opened or to change the bank or account designated to receive redemption proceeds, a written request must be sent to Portico Investor Services at the address listed above or contact your registered representative. The request must be signed by each shareowner of the account. Further documentation may be requested from corporations, executors, administrators, trustees and guardians.

                 The Funds reserve the right to refuse a telephone redemption if they believe it is advisable to do so. Procedures for redeeming shares by telephone may be modified or terminated by the Funds at any time upon notice to shareowners . During periods of substantial economic or market change, telephone redemptions may be difficult to implement. If a shareowner is unable to contact the transfer agent by telephone, shares may also be redeemed by delivering the redemption request to the transfer agent.

                 In an effort to prevent unauthorized or fraudulent redemption requests by telephone, Portico and the transfer agent employ reasonable procedures specified by a Fund to confirm that such instructions are genuine. Among the procedures used to determine authenticity, investors electing to redeem or exchange by telephone will be required to provide their account number. All such telephone transactions will be tape recorded. Portico may implement other procedures from time to time. If reasonable procedures are not implemented, Portico and/or the transfer agent may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, the shareowner is liable for any loss for unauthorized transactions.

                 CHECK REDEMPTION. An investor may request on the Purchase Application or by later written request that a Fund provide Redemption Checks ("Checks") drawn on the Fund in which the investor has made an investment. Checks will be sent only to the registered owner(s) and only to the address of record. Checks may be made payable to the order of any person in the amount of $250 or more. Any checks drawn on a joint account will only require one signature. Dividends are earned until the Check clears the transfer agent. When a Check is presented to the transfer agent for payment, the transfer agent, as the investor's agent, will cause the particular Fund involved to redeem a sufficient number of the investor's shares to cover the amount of the Check. Checks written against shares purchased by check during the previous 12 days will be returned unpaid due to uncollected funds. Checks will not be returned to shareowners after clearance. There is no charge to the investor for the use of the Checks; however, the transfer agent will impose a $20 charge for stopping payment of a Check upon the request of the investor, or if the transfer agent cannot honor a Check due to insufficient funds or other valid reason. Because dividends on each Fund accrue daily, Checks may not be used to close an account, as a small balance is likely to result. Checks are not available for IRAs or other retirement plans for which Firstar acts as custodian.

                 OTHER REDEMPTION INFORMATION. The Funds will make payment for redeemed shares typically within one or two business days, but no later than the seventh day after receipt by the transfer agent of a request in proper form, except as provided by SEC rules. HOWEVER, IF ANY PORTION OF THE SHARES TO BE REDEEMED REPRESENTS AN INVESTMENT MADE BY CHECK, THE FUNDS MAY DELAY THE PAYMENT OF THE REDEMPTION PROCEEDS UNTIL THE TRANSFER AGENT IS REASONABLY SATISFIED THAT THE CHECK HAS BEEN COLLECTED, WHICH MAY TAKE TWELVE DAYS FROM THE PURCHASE DATE. This procedure does not apply to shares purchased by wire payment. During the period prior to the time the shares are redeemed, dividends on such shares will accrue and be payable, and an investor will be entitled to exercise all other rights of beneficial ownership. An investor must have filed a Purchase Application before any redemption requests can be paid.

                 The Funds impose no charge when shares are redeemed and reserve the right to redeem an account involuntarily, upon sixty days' written notice, if redemptions cause the account's net asset value to remain at less than $1,000. A Fund may also redeem shares involuntarily if it is appropriate to do so to carry out the Fund's responsibilities under the 1940 Act and, in certain cases, may make payment for redemption in securities. Investors would bear any brokerage or other transaction costs incurred in converting the securities so received to cash. See the Statement of Additional Information for examples of when such redemptions might be appropriate.

                 Questions concerning the proper form for redemption requests should be directed to Portico Investor Services at 1-800-228-1024 or 414-287-3808 (Milwaukee area).

SHAREOWNER       The services and privileges described below are available to
SERVICES         shareowners of the Funds. These may be modified or terminated at any time upon notice to shareowners.

                 SHAREOWNER REPORTS. Shareowners will be provided with a report showing portfolio investments and other information at least semiannually; and after the close of the Funds' fiscal year which ends October 31, with an annual report containing audited financial statements. To eliminate unnecessary duplication, only one copy of a shareowner report will be sent to shareowners with the same mailing address. Shareowners who desire a duplicate copy of a shareowner report to be mailed to their residence should call Portico Investor Services at 1-800-982-8909, or write Portico Investor Services at the address listed above. In addition, account statements will be mailed to shareowners monthly, summarizing all transactions, including purchases, reinvestment of dividends and redemptions.

                 AUTOMATED TELERESPONSE SERVICE. Shareowners using a touch-tone telephone can access information on the Funds twenty-four hours a day, seven days a week. When calling Portico Investor Services at 1-800-228-1024, shareowners may choose to use the automated information feature or, during regular business hours (8:00 a.m. to 7:00 p.m. Central Time, Monday through Friday), speak with a Portico Investor Services representative.

                 The automated service provides the information most frequently requested by shareowners. After calling the 800-number, pressing "2" on their touch-tone phone, shareowners can:

                 1. Determine closing prices for each Fund.
                 2. Learn how the price of a Fund has changed from the previous day.
                 3. Hear daily yields for Portico money market funds.

                 Money market fund yields reflect fee waivers in effect, represent past performance and will vary. If fees were not waived, yields would be reduced. Past performance is no guarantee of future results. Current yield refers to income earned by a Fund's investments over a 7-day period. It is then annualized and stated as a percentage of the investment. Effective yield is the same as current yield except that it assumes the income earned by an investment in a Fund will be reinvested. An investment in any one of the Portico money market funds is neither insured nor guaranteed by the U.S. government nor is there any assurance the Funds will be able to maintain a stable net asset value of $1.00 per share.
                 To speak with a Portico Investor Services representative anytime during an automated teleresponse session (during regular business hours), shareowners may press "0."

                 For total return information, shareowners must call Portico Investor Services at 1-800-982-8909 or 414-287-3710 (Milwaukee area).

                 TELEPHONE EXCHANGE PRIVILEGE. If shares may be legally sold in the state of the investor's residence, shareowners are generally permitted to exchange their shares in a Fund (with a minimum current value of $1,000) for Retail Shares of other funds in the Portico family of funds without charge or commission by the Fund. A sales charge will be imposed on the exchange if the shares of the Fund being acquired have a sales charge and the shares being redeemed were purchased or otherwise acquired without a sales charge. Telephone exchange privileges automatically apply to each shareowner of record and the representative of record unless and until the transfer agent receives written instructions from the shareowner(s) of record canceling the privilege.

                 Portico reserves the right to terminate indefinitely the exchange privilege of any shareowner, broker, investment adviser or agent who requests more than four exchanges within a calendar year, whether for oneself or one's customers. Portico may determine to do so with prior notice to the shareowner, broker, investment adviser or agent based on a consideration of both the number of exchanges the particular shareowner, broker, investment adviser or agent has requested and the time period over which those exchange requests have been made, together with the level of expense to the Funds or other adverse effects which may result from the additional exchange requests. If any portion of the shares to be exchanged represents an investment made by check, a Fund may delay the acquisition of new shares in an exchange until the transfer agent is reasonably satisfied that the check has been collected, which may take twelve days from the purchase date.

                 Investors may find the exchange privilege useful if their investment objectives or market outlook should change after they invest in the Portico family of funds. For federal income tax purposes, an exchange of shares is a taxable event and, accordingly, a capital gain or loss may be realized by an investor. Before making an exchange request, an investor should consult a tax or other financial adviser to determine the tax consequences of a particular exchange. No exchange fee is currently imposed by Portico on exchanges. Portico, however, reserves the right to impose a charge in the future.

                 In order to request an exchange by telephone, a shareowner must give the account name, account number and the amount or number of shares to be exchanged. During periods of significant economic or market change, telephone exchanges may be difficult to implement. If a shareowner is unable to contact the transfer agent by telephone, shares may also be exchanged by delivering the exchange request to the transfer agent in person or by mail at the addresses listed above under "Redemption of Shares."

                 The Funds reserve the right to reject any exchange request with prior notice to a shareowner and the exchange privilege may be modified or terminated at any time. At least sixty days' notice will be given to shareowners of any material modification or termination except where notice is not required under SEC regulations. The responsibility of the Funds and their transfer agent for the authenticity of telephone exchange instructions is limited as described above under "Redemption of Shares."


                 RETIREMENT PLANS. The Funds offer individual retirement accounts and prototype defined contribution plans, including simplified employee, 401(k), profit-sharing and money purchase pension plans ("Retirement Plans"). For details concerning Retirement Plans (including service fees), please call Portico Investor Services at 1-800-982-8909 or 414-287-3710 (Milwaukee area).

DIVIDENDS AND    Shareowners of each Fund are entitled to dividends and
DISTRIBUTIONS    distributions arising only from the net income, including net realized gains and losses, if any, earned on the investments held by the particular Fund. Each Fund's net income is declared as a dividend on each business day on the shares that are outstanding immediately after 11:30 a.m. Central Time on the declaration date. Dividends and distributions are automatically reinvested in additional shares of the Fund on which the dividend or distribution is paid at their net asset value per share (as determined on the payable date), unless the shareowner notifies the transfer agent or a registered representative that dividends or capital gains distributions, or both, should be paid in cash. Cash dividends or distributions will be paid by check unless the transfer agent receives a voided check or deposit ticket to enable the dividends or distributions to be directly deposited into the shareowner's bank account. Cash dividends and distributions will be paid within five business days after the end of the month or within five business days after a redemption of all of a shareowner's shares of a Fund. The Funds do not expect to realize net long-term capital gains. Reinvested dividends and distributions receive the same tax treatment as those paid in cash.

MANAGEMENT       The business and affairs of the Funds are managed under the
OF THE FUNDS     direction of the Board of Directors of the Portico Funds, Inc.
                 ("Portico" or the "Company"). The Statement of Additional
                 Information contains the name and background information regarding each Director.

                 ADVISORY SERVICES. FIRMCO, a Wisconsin corporation and subsidiary of Firstar Corporation, a bank holding company, serves as investment adviser to each Fund. FIRMCO, with principal offices at Firstar Center, 777 East Wisconsin Avenue, 8th Floor, Milwaukee, Wisconsin 53202, has been engaged in the business of providing investment advisory services since 1986. FIRMCO currently has $19.5 billion in assets under active management, of which $11.6 billion is invested in fixed-income and money market securities and $7.9 billion in equity securities.

                 Subject to the general supervision of the Board of Directors and in accordance with the respective investment objective and policies of each Fund, the Adviser manages each Fund's portfolio, makes decisions with respect to and places orders for all purchases and sales of each Fund's portfolio securities, and maintains records relating to such purchases and sales. The Adviser is authorized to allocate purchase and sale orders for portfolio securities to Shareowner Organizations, including, in the case of agency transactions, Shareowner Organizations which are affiliated with the Adviser, to take into account the sale of Fund Shares if the Adviser believes that the quality of the transaction and the amount of the commission are comparable to what they would be with other qualified brokerage firms.

                 For the services provided and expenses assumed as investment adviser, the Adviser is entitled to receive from each Fund a fee, calculated daily and payable monthly, at the annual rate of 0.50% of the first $2 billion of each Fund's average daily net assets, plus 0.40% on average daily net assets over $2 billion. The Adviser earned fees, net of waivers, for the fiscal year ended October 31, 1996, at the annual rate of 0.36% for the Money Market Fund, 0.37% for the U.S. Treasury Fund, 0.46% for the U.S. Government Fund, and 0.39% for the Tax-Exempt Money Market Fund.

                 The Adviser may voluntarily waive all or a portion of the advisory fee otherwise payable by a Fund from time to time. These waivers may be terminated at any time at the Adviser's discretion.

                 ADMINISTRATIVE SERVICES. Firstar Trust Company ("Firstar Trust") and B. C. Ziegler and Company ("Ziegler") serve as the Co-Administrators (the "Co-Administrators"). The Co-Administrators have agreed to provide the following administrative services for the Portico Funds: assist in maintaining office facilities for the Funds; furnish clerical and certain other services required by the Funds; compile data for and prepare notices to the SEC; prepare semiannual reports to the SEC and current shareowners and filings with state securities commissions; coordinate federal and state tax returns; monitor the arrangements pertaining to the Funds' agreements with Shareowner Organizations; monitor the Funds' expense accruals; monitor compliance with the Funds' investment policies and limitations; and generally assist in the Funds' operations. As further described in the Statement of Additional Information, certain services under the Co-Administration Agreement are provided jointly by Firstar Trust and Ziegler and other services are provided separately by either Firstar Trust or Ziegler. The Co-Administrators are entitled to receive a fee for their administrative services, computed daily and payable monthly, at the annual rate of 0.125% of Portico's first $2 billion of average aggregate daily net assets, plus 0.10% of Portico's average aggregate daily net assets in excess of $2 billion. The Co-Administrators may voluntarily waive all or a portion of their administrative fee from time to time. These waivers may be terminated at any time at the Co-Administrators' discretion. For the fiscal year ended October 31, 1996, the Money Market Fund, U.S. Treasury Money Market Fund, U.S. Government Money Market Fund and Tax-Exempt Money Market Fund accrued administrative fees, after waivers, at the effective annual rates of 0.05 % of their average net assets.

                 SHAREOWNER ORGANIZATIONS. Portico may enter into agreements from time to time with certain Shareowner Organizations, including affiliates of the Adviser (such as Elan), providing for certain support and/or distribution services to their customers who are the beneficial owners of shares of the Funds. Under the Service Agreements, shareowner support services, which are described more fully in the Statement of Additional Information, may include assisting investors in processing purchase, exchange and redemption requests; processing dividend and distribution payments from the Funds; providing information periodically to customers showing their positions in Fund shares; and providing sub-accounting with respect to Fund shares beneficially owned by customers or the information necessary for sub-accounting. In addition, Shareowner Organizations under a Distribution and Service Agreement may provide the foregoing shareowner support services and may also provide assistance, such as the forwarding of sales literature and advertising to their customers, in connection with the distribution of Fund shares. For their services, Shareowner Organizations may be entitled to receive fees from a Fund at annual rates of up to 0.25% of the average daily net asset value of the shares covered by their agreements. For the fiscal year ended October 31, 1996, Shareowner Organizations received fees pursuant to such agreements at the effective annualized rates of 0.02%, 0%, 0% and 0% of the average net assets of the Money Market Fund, U.S. Treasury Money Market Fund, U.S. Government Money Market Fund and Tax-Exempt Money Market Fund, respectively.

                 Under the terms of their agreements with Portico, Shareowner Organizations are required to provide a schedule of any fees that they may charge to their customers relating to the investment of their assets in shares covered by the agreements. Investors should read this Prospectus in light of such fee schedules and under the terms of their Shareowner Organization's agreement with Portico. In addition, investors should contact their Shareowner Organizations with respect to the availability of shareowner services and the particular Shareowner Organization's procedures for purchasing and redeeming shares. It is the responsibility of Shareowner Organizations to transmit purchase and redemption orders and record those orders in customers' accounts on a timely basis in accordance with their agreements with customers. At the request of a Shareowner Organization, the transfer agent's charge of $12.00 for each payment made by wire of redemption proceeds may be billed directly to the Shareowner Organization.

                 The Glass-Steagall Act and other applicable laws, among other things, prohibit banks from engaging in the business of underwriting securities. Accordingly, banks will be engaged under agreements with Portico only to perform the administrative and investor servicing functions described above, and will represent to Portico that in no event will the services provided by them under the agreements be primarily intended to result in the sale of Fund shares.

                 Conflict-of-interest restrictions may apply to the receipt of compensation paid by Portico to a Shareowner Organization in connection with the investment of fiduciary funds in Fund shares. Institutions, including banks regulated by the Comptroller of the Currency and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult legal counsel before entering into agreements with Portico.

                 Agreements that contemplate the provision of distribution services by Shareowner Organizations are governed by a Distribution and Service Plan (the "Plan") that has been adopted by Portico pursuant to Rule 12b-1 under the 1940 Act. In the case of the Funds, no payments are made to their Distributor under the Plan. However, payments to Shareowner Organizations, including affiliates of the Adviser, under the Plan are not tied directly to their own out-of-pocket expenses and therefore may be used as they elect (for example, to defray their overhead expenses), and may exceed their direct and indirect costs.

CUSTODIAN,       Firstar Trust, an affiliate of the Adviser, provides
TRANSFER         custodial, transfer agency, dividend disbursing
AND DIVIDEND     agency and accounting services for the Funds. For the fiscal
DISBURSING AGENT,year ended October 31, 1996, total custodial, transfer agency,
AND ACCOUNTING   dividend disbursing agency and accounting services fees earned
SERVICES AGENT   by Firstar Trust were approximately 0.12%, 0.10%, 0.06% and
                 0.09% of the Money Market, U.S. Treasury Money Market, U.S.
                 Government Money Market and Tax-Exempt Money Market Funds' average net assets, respectively. Additional information regarding the fees payable by the Funds to Firstar Trust for these services is provided in the Statement of Additional
                 Information. Inquiries to the transfer agent may be sent to the following address: Firstar Trust Company, P.O. Box 3011,
                 Milwaukee, Wisconsin 53201-3011.

INVESTMENT        Except for the limitations detailed below, the investment
LIMITATIONS      objective and policies of each Fund described in this
                 Prospectus are not fundamental and may be changed by the Board of Directors without the affirmative vote of the holders of a majority of a Fund's outstanding shares. If there is a change in a Fund's investment objective, shareowners should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. The following descriptions summarize several of each Fund's fundamental investment limitations which are set forth in full in the Statement of Additional Information.

                 NO FUND MAY:

                 1. Purchase securities of any one issuer (other than U.S.
                    Government securities) if more than 5% of the value of its total assets will be invested in the securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation.

                 2. Subject to the foregoing 25% exception, purchase more than
                    10% of the outstanding voting securities of any issuer.

                 3. Invest 25% or more of its total assets in one or more
                    issuers conducting their principal business activities in the same industry.

                 4. Borrow money or enter into reverse repurchase agreements except for temporary purposes in amounts up to 10% of the value of the total assets at the time of such borrowing, or mortgage, pledge or hypothecate any assets except in connection with such borrowings. Whenever borrowings (including reverse repurchase agreements) exceed 5% of the Fund's total assets, the Fund will not make any investments.

                 In addition, the Tax-Exempt Money Market Fund may not:

                 5. Invest less than 80% of its net assets in securities the interest on which is exempt from federal income tax, except during defensive periods or during periods of unusual market conditions. For purposes of this fundamental policy, Municipal Obligations that are subject to federal alternative minimum tax are considered taxable.

                 With respect to Investment Limitation No. 1, in accordance with current SEC regulations, the Money Market Fund intends (as a matter of nonfundamental policy) to limit investments in the securities of any single issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) to not more than 5% of the Fund's total assets at the time of purchase, provided that the Fund may invest up to 25% of its total assets in the securities of any one issuer for a period of up to three business days.

                 If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund's portfolio securities will not constitute a violation of such limitation. If due to market fluctuations or other reasons the amount of borrowings exceed the limit stated above, a Fund will promptly reduce such amount.

TAXES            Portico's management intends that each Fund will qualify as
FEDERAL          a "regulated investment company" under the Internal Revenue
                 Code of 1986, as amended (the "Code"). Such qualification generally will relieve each Fund of liability for federal income taxes to the extent its earnings are distributed in accordance with the Code.

                 Each Fund contemplates declaring as dividends each year at least 90% of its investment company income. An investor who receives a dividend derived from investment company taxable income (which includes any excess of net short-term capital gain over net long-term capital loss) treats it as a receipt of ordinary income in the computation of his gross income, whether such dividend is paid in the form of cash or additional shares of the Fund.

                 In addition, the Tax-Exempt Money Market Fund contemplates paying to its shareowners at least 90% of its exempt interest income net of certain deductions. Dividends derived from exempt interest income may be treated by shareowners as items of interest excludable from their gross income under Section 103(a) of the Code, unless under the circumstances applicable to the particular shareowner, exclusion would be disallowed. (See Statement of Additional Information under "Additional Information Concerning Taxes.") If the Tax-Exempt Money Market Fund should hold certain private activity bonds issued after August 7, 1986, shareowners must include, as an item of tax preference, the portion of dividends paid by the Fund that is attributable to interest on such bonds in their federal alternative minimum taxable income for purposes of determining liability (if any) for the 26%-28% alternative minimum tax applicable to individuals and the 20% alternative minimum tax and the environmental tax applicable to corporations. Corporate shareowners must also take all exempt-interest dividends into account in determining certain adjustments for federal alternative minimum and environmental tax purposes. The environmental tax applicable to corporations is imposed at the rate of 0.12% of the excess of the corporation's modified federal alternative minimum taxable income over $2,000,000. Shareowners receiving Social Security benefits should note that all exempt-interest dividends will be taken into account in determining the taxability of such benefits.

                 Since all of the net income of the Money Market Fund, U.S. Treasury Money Market Fund and U.S. Government Money Market Fund is expected to be derived from earned interest, it is anticipated that all dividends paid by these Funds will be taxable as ordinary income to those shareowners who are not exempt for federal income tax purposes, and that no part of any distribution paid by these Funds will be eligible for the dividends received deduction. Any dividends paid out of income realized by the Tax Exempt Money Market Fund on taxable securities will also be taxable to shareowners as ordinary income.

                 Although the Funds anticipate that they will not have net long-term capital gain, any dividend or distribution of a Fund's excess of net long-term capital gain over its net short-term capital loss will be taxable to a shareowner of the Fund as long-term capital gain, regardless of how long the shareowner has held shares of the Fund.

                 Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of the dividends or gross sale proceeds paid to any shareowner (i) who has provided either an incorrect taxpayer identification number or no number at all,
                 (ii) who is subject to withholding by the Internal Revenue Service for failure to properly include on his return payments of interest or dividends, or (iii) who has failed, when required to do so, to certify that he is not subject to backup withholding . Each Fund generally also will withhold and remit to the U.S. Treasury 10% of all distributions from individual retirement accounts (including simplified employee plans) to any investor unless the transfer agent receives a written request not to withhold federal income tax from the investor prior to the distribution date; withholding on distributions from other types of Retirement Plans may be mandatory and may be at a higher rate.

                 The foregoing is only a brief summary of some of the important federal income tax considerations generally affecting the Funds and their shareowners and is not intended as a substitute for careful tax planning and is based on tax laws and regulations which are in effect on the date of this Prospectus. Such laws and regulations may be changed by legislative or administrative action. Accordingly, investors in the Funds should consult their tax advisers with specific reference to their own tax situation. Shareowners will be advised at least annually as to the federal income tax consequences of dividends and distributions made each year.

STATE AND LOCAL  Investors are advised to consult their tax advisers concerning the application of state and local tax laws, which may have different consequences from those of the federal income tax law described above. In particular, although the U.S. Treasury Money Market Fund intends to invest primarily in U.S. Treasury obligations, the interest on which is generally exempt from state income taxation, an investor should consult his or her own tax adviser to determine whether distributions from the Fund are exempt from state taxation in the investor's own state. Similarly, dividends paid by the other Funds may be taxable to investors under state or local law as dividend income even though all or a portion of such dividends may be derived from interest on obligations which, if realized directly, would be exempt from such income taxes.

DESCRIPTION      The Company was incorporated under the laws of the State of
OF SHARES        Wisconsin on February 15, 1988 and is registered with the SEC as an open-end management company. The Articles of Incorporation authorize the Board of Directors to issue up to 150 billion full and fractional shares of common stock, $.0001 par value per share. The Company currently has 16 classes representing interests in 16 investment portfolios. Of the authorized shares, five billion shares have been classified for each Fund discussed in this Prospectus. Each Fund is classified as a diversified company under the 1940 Act. For information regarding the other portfolios, contact Portico
                 Investor Services at 1-800-982-8909 or 414-287-3710 (Milwaukee area) or your Shareowner Organization.

                 Portico does not presently intend to hold annual meetings of shareowners except as required by the 1940 Act or other applicable law. Portico will call a meeting of shareowners for the purpose of voting upon the question of removal of a member of the Board of Directors upon written request of shareowners owning at least 10% of the outstanding shares of Portico entitled to vote. To the extent required by law, Portico will assist in shareowner communication in such matters.

                 Shareowners of each class of Portico's common stock are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held, and will vote in the aggregate and not by class, except where otherwise required by law. It is contemplated that the shareowners of a Fund will vote separately as a class on matters relating to its investment advisory agreement and any changes in its fundamental investment limitations. Shares of Portico have noncumulative voting rights and, accordingly, the holders of more than 50% of Portico's outstanding shares (irrespective of class) may elect all of the Directors. As of January 31, 1997, the Adviser and its affiliates held, on behalf of their underlying accounts, approximately 72% of Portico's shares that were outstanding on that date.

                 Each share of a Fund represents an equal proportionate interest in the Fund, and is entitled to such dividends and distributions earned on its assets as are declared at the discretion of the Board of Directors. Shares of the Funds do not have preemptive rights.

NET ASSET VALUE  The net asset value of each Fund for purposes of pricing
AND DAYS OF      purchase and redemption orders is determined as of 11:30 a.m.
OPERATION        Central Time and as of the close of regular trading hours on the Exchange, currently 3:00 p.m. Central Time, on each day on which both the Exchange is open for trading and the Federal
                 Reserve Banks' Fedline System is open. As a result, shares of the Funds will not be priced on the days which the Exchange or Federal Reserve Banks observe: New Year's Day, Martin Luther
                 King, Jr. Day, Presidents' Day, Good Friday, Memorial Day,
                 Independence Day, Labor Day, Columbus Day, Veterans Day,
                 Thanksgiving Day and Christmas Day. Net asset value per share is calculated by dividing the value of all securities and other assets owned by each Fund, less the liabilities charged to that Fund by the number of the Fund's outstanding shares.

                 The Company intends to use its best efforts to maintain the net asset value of each Fund at $1.00 per share, although there is no assurance that it will be able to do so on a continuous basis. Net asset value is computed using the amortized cost method. In connection with the use of this valuation method, Portico limits the dollar-weighted average maturity of each Fund to not more than 90 days and the remaining maturity of each portfolio security to not more than thirteen months with certain exceptions permitted by SEC rules.

YIELD From time to time each Fund may quote its "yield" and "effective yield," and the Tax-Exempt Money Market Fund may also quote its "tax-equivalent yield," in advertisements or in communications to shareowners. Each yield figure is based on historical earnings and is not intended to indicate future performance. The "yield" of a Fund refers to the income generated by an investment in the Fund over a seven-day period identified in the advertisement. This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The "tax-equivalent yield" of the Tax-Exempt Money Market Fund shows the level of taxable yield needed to produce an after-tax equivalent to the Fund's tax-free yield. This is done by increasing the Fund's yield (calculated as above) by the amount necessary to reflect the payment of federal income tax at a stated tax rate. The "tax-equivalent yield" will always be higher than the "yield" of the Tax-Exempt Money Market Fund.

                 Additionally, the yields of the Funds may be compared in such advertisements or reports to shareowners to those of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the yields of the Money Market Fund may be compared to IBCFinancial Data, Inc.' s ("IBC's") Money Fund Average, the yields of the U.S. Treasury Money Market Fund and the U.S. Government Money Market Fund may be compared to IBC's Government Money Fund Average, and the yields of the Tax-Exempt Money Market Fund may be compared to IBC's Tax-Free Money Fund Average, which are averages compiled by IBC Financial Data, Inc.' s Money Fund Report, a widely recognized independent publication that monitors the performance of money market funds. In addition, the yields of the Money Market, U.S. Treasury Money Market and the U.S. Government Money Market Funds may be compared to the average yields reported by the Bank Rate Monitor for money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan statistical areas.

                 Yield data as reported in national financial publications including Money Magazine, Forbes, Barron's, Morningstar Mutual Funds, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the yields of the Funds.

                 Since yields fluctuate, yield data cannot necessarily be used to compare an investment in a Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Investors should remember that performance and yield are generally functions of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions. Any fees charged by Shareowner Organizations directly to their customer accounts in connection with investments in shares of the Funds will not be included in the Funds' calculations of yield.

                                  ____________________________

                 NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THEIR DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS OR BY THEIR DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                 TO OPEN AN ACCOUNT OR REQUEST INFORMATION
                 1-800-982-8909
                 1-414-287-3710

                 FOR ACCOUNT BALANCES AND INVESTOR SERVICES
                 1-800-228-1024
                 1-414-287-3808

                 PORTICO INVESTOR SERVICES
                 615 East Michigan Street
                 P.O. Box 3011
                 Milwaukee, Wisconsin 53201-3011

-------------------------------------------------------------------------------

                            PORTICO FUNDS, INC.
                          (Institutional Version)
                             Money Market Fund,
                      Institutional Money Market Fund,
                      U.S. Treasury Money Market Fund,
                     U.S. Government Money Market Fund,
                       Tax-Exempt Money Market Fund,
                        Short-Term Bond Market Fund,
                       Intermediate Bond Market Fund,
                     Tax-Exempt Intermediate Bond Fund,
                            Bond IMMDEX/TM Fund,
                               Balanced Fund,
                          Growth and Income Fund,
                            Special Growth Fund,
                             Equity Index Fund,
                            MidCore Growth Fund,
                         International Equity Fund
                                 Form N-1A
                           Cross Reference Sheet
                  ________________________________________


Part A
Item No.                                                   Prospectus Heading
--------                                                   ------------------

1.        Cover Page.................................      Cover Page

2.        Synopsis...................................      Expense Summary

3.        Condensed Financial Information............      Financial
                                                           Highlights;
                                                           Performance
                                                           Calculations

4.        General Description of Registrant..........      Cover Page;
                                                           Investment
                                                           Objectives and
                                                           Policies; Other
                                                           Investment
                                                           Information;
                                                           Description of
                                                           Shares; Invest-
                                                           ment Limitations

5.        Management of the Fund.....................      Management of the
                                                           Funds
5A.       Management's Discussion of Fund Performance      Inapplicable

6.        Capital Stock and Other Securities.........      Dividends and
                                                           Distributions;
                                                           Management of the
                                                           Funds; Taxes;
                                                           Description of
                                                           Shares

7.        Purchase of Securities Being Offered.......      Purchase of Shares;
                                                           Net Asset
                                                           Value and Days of
                                                           Operation
8.        Redemption or Repurchase...................      Redemption of
                                                           Shares; Net Asset
                                                           Value and Days of
                                                           Operation

9.        Pending Legal Proceedings..................      Not Applicable

-------------------------------------------------------------------------------

                               FEBRUARY 28, 1997

                                   PROSPECTUS

                                 INSTITUTIONAL
                                     SHARES


                               MONEY MARKET FUND
                        INSTITUTIONAL MONEY MARKET FUND
                        U.S. TREASURY MONEY MARKET FUND
                       U.S. GOVERNMENT MONEY MARKET FUND
                          TAX-EXEMPT MONEY MARKET FUND

                          SHORT-TERM BOND MARKET FUND
                         INTERMEDIATE BOND MARKET FUND
                       TAX-EXEMPT INTERMEDIATE BOND FUND
                               BOND IMMDEX/TM FUND

                                 BALANCED FUND
                             GROWTH AND INCOME FUND
                               EQUITY INDEX FUND
                              MIDCORE GROWTH FUND
                              SPECIAL GROWTH FUND
                           INTERNATIONAL EQUITY FUND

                                     (LOGO)



                 TABLE OF CONTENTS
                 Expense Summary                                      3
                 Financial Highlights                                 5
                 Performance History                                 12
                 Investment Objectives and Policies                  13
                 Other Investment Information                        29
                 Purchase of Shares                                  36
                 Redemption of Shares                                38
                 Exchange of Shares                                  39
                 Dividends and Distributions                         39
                 Management of the Funds                             40
                 Investment Limitations                              43
                 Taxes                                               44
                 Description of Shares                               45
                 Net Asset Value and Days of Operation               46
                 Performance Calculations                            47

PORTICO FUNDS, INC. is a family of sixteen mutual funds that offer a variety of investment objectives designed to meet the needs of institutional and individual investors. This Prospectus describes the five money market funds, four bond funds and six equity funds available to institutional investors.

MONEY MARKET FUNDS

AN INVESTMENT IN THE MONEY MARKET FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THESE FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

THE MONEY MARKET FUND seeks to provide a high level of taxable current income consistent with liquidity, the preservation of capital and a stable net asset value. The Fund attempts to attain its objective by investing in a broad range of government, bank and commercial money market instruments.

THE INSTITUTIONAL MONEY MARKET FUND seeks to provide a high level of taxable current income consistent with liquidity, the preservation of capital and a stable net asset value. The Fund attempts to attain its objective by investing in a broad range of government, bank and commercial money market instruments.

THE U.S. TREASURY MONEY MARKET FUND seeks to provide a high level of current income exempt from state income taxes consistent with liquidity, the preservation of capital and a stable net asset value. The Fund pursues its objective by investing in obligations issued or guaranteed as to principal and interest by the U.S. Treasury, the interest income from which is exempt from state income taxation.

THE U.S. GOVERNMENT MONEY MARKET FUND seeks to provide a high level of taxable current income consistent with liquidity, the preservation of capital and a stable net asset value. The Fund attempts to attain its objective by investing in obligations that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and in repurchase agreements relating to such obligations, irrespective of state income tax considerations.

THE TAX-EXEMPT MONEY MARKET FUND seeks to provide a high level of current income exempt from federal income taxes consistent with liquidity, the preservation of capital and a stable net asset value. In pursuing its investment objective, the Fund invests primarily in short-term debt obligations issued by state and local governments.

BOND FUNDS

THE SHORT-TERM BOND MARKET FUND seeks to provide an annual rate of total return, before Fund expenses, comparable to the annual rate of total return of the Lehman Brothers 1-3 year Government/Corporate Bond Index.

THE INTERMEDIATE BOND MARKET FUND seeks to provide an annual rate of total return, before Fund expenses, comparable to the annual rate of total return of the Lehman Brothers Intermediate Government/Corporate Bond Index.

THE TAX-EXEMPT INTERMEDIATE BOND MARKET FUND seeks to provide current income that is substantially exempt from federal income tax and emphasize total return with relatively low volatility of principal.

THE BOND IMMDEX/TM FUND seeks to provide an annual rate of total return, before Fund expenses, comparable to the annual rate of total return of the Lehman Brothers Government/Corporate Bond Index.

EQUITY FUNDS

THE BALANCED FUND seeks capital appreciation and current income with relatively low volatility of capital.
THE GROWTH AND INCOME FUND seeks both reasonable income and long-term capital appreciation.

THE EQUITY INDEX FUND seeks returns, before Fund expenses, comparable to the price and yield performance of publicly traded common stocks in the aggregate as represented by the S&P 500 Stock Index.

THE MIDCORE GROWTH FUND seeks capital appreciation through investment in securities of medium- to large-sized companies.

THE SPECIAL GROWTH FUND seeks capital appreciation through investment in securities of small- to medium-sized companies.

THE INTERNATIONAL EQUITY FUND seeks capital appreciation through investment in foreign equity securities of small- to medium-sized companies.

Firstar Investment Research & Management Company ("FIRMCO" or the "Adviser") serves as investment adviser to each Fund, and the Funds are sponsored by B.C. Ziegler and Company (the "Distributor"). State Street Global Advisors, a division of State Street Bank and Trust Company (the "Sub-Adviser"), serves as the sub-adviser to the International Equity Fund.

This Prospectus sets forth concisely the information about the Funds that a prospective investor should consider before investing. You should read this Prospectus and retain it for future reference. Additional information about the Funds, contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission ("SEC") and is available upon request without charge by writing Portico Investor Services at 615 East Michigan Street, P.O. Box 3011, Milwaukee, Wisconsin 53201-3011, or by calling 1-800-982-8909 or 414-287-3710 (Milwaukee area). The SEC maintains a website (http://www.sec.gov.) that contains the Statement of Additional Information, material incorporated by reference and other information regarding registrants that file electronically with the SEC. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference in its entirety into the Prospectus.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SHARES OF THE FUNDS ARE NOT BANK DEPOSITS, AND ARE NEITHER ENDORSED BY, INSURED BY, GUARANTEED BY, OBLIGATIONS OF, NOR OTHERWISE SUPPORTED BY THE FDIC, THE FEDERAL RESERVE BOARD, FIRSTAR INVESTMENT RESEARCH & MANAGEMENT COMPANY, FIRSTAR TRUST COMPANY, FIRSTAR CORPORATION, ITS AFFILIATES OR ANY OTHER BANK, OR OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE PORTICO FUNDS INVOLVES INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                               February 28, 1997


EXPENSE SUMMARY  Below is a summary of the shareowner transaction expenses and the annual operating expenses incurred by the Money Market, Institutional Money Market, U.S. Treasury Money Market, U.S. Government Money Market and Tax-Exempt Money Market Funds and by Institutional Shares of the Short-Term Bond Market, Intermediate Bond Market, Tax-Exempt Intermediate Bond, Bond IMMDEX/TM, Balanced, Growth and Income, Equity Index, MidCore Growth, Special Growth and International Equity, during the fiscal year ended October 31, 1996. An example based on the summaries is also shown.

SHAREOWNER                         MONEY MARKET         BOND       EQUITY
TRANSACTION EXPENSES                  FUNDS            FUNDS       FUNDS
--------------------------------------------------------------------------
Maximum Sales Charge
  Imposed on Purchases                 None             None        None
Maximum Sales Charge Imposed
  on Reinvested Dividends              None             None        None
Deferred Sales Charge                  None             None        None
Redemption Fees                        None             None        None
Exchange Fees                          None             None        None
--------------------------------------------------------------------------

ANNUAL FUND                                   ADVISORY                   SHAREOWNER         OTHER                TOTAL FUND
OPERATING EXPENSES                           FEES AFTER      12B-1       SERVICING         EXPENSES          OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)     FEE WAIVERS1     FEES2         FEES2      AFTER FEE WAIVERS3     AFTER FEE WAIVERS4
-------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUNDS:
Money Market Fund                              0.36%         0.02%         0.00%            0.22%                  0.60%
Institutional Money Market Fund                0.29%         0.00%         0.00%            0.06%                  0.35%
U.S.Treasury Money Market Fund                 0.37%         0.00%         0.00%            0.23%                  0.60%
U.S. Government Money Market Fund              0.46%         0.00%         0.00%            0.14%                  0.60%
Tax-Exempt Money Market Fund                   0.39%         0.00%         0.00%            0.21%                  0.60%
BOND FUNDS:
Short-Term Bond Market Fund                    0.30%         0.00%          N.A.            0.20%                  0.50%
Intermediate Bond Market Fund                  0.33%         0.00%          N.A.            0.17%                  0.50%
Tax-Exempt Intermediate Bond Fund              0.10%         0.00%          N.A.            0.40%                  0.50%
Bond IMMDEX/TM Fund                            0.30%         0.00%          N.A.            0.13%                  0.43%
EQUITY FUNDS:
Balanced Fund                                  0.54%         0.00%          N.A.            0.21%                  0.75%
Growth and Income Fund                         0.74%         0.00%          N.A.            0.16%                  0.90%
Equity Index Fund                              0.25%         0.00%          N.A.            0.16%                  0.41%
MidCore Growth Fund                            0.74%         0.00%          N.A.            0.16%                  0.90%
Special Growth Fund                            0.75%         0.00%          N.A.            0.13%                  0.88%
International Equity Fund                      0.71%         0.00%          N.A.            0.79%                  1.50%

1      The Adviser has voluntarily agreed to waive a portion of its fees. Absent fee waivers, advisory fees would be 0.50%, 0.50%,
       0.50%, 0.50%, 0.50%, 0.60%, 0.50%, 0.50%, 0.75%, 0.75%, 0.75% and 1.50% for the Money Market, U.S. Treasury Money Market,
       U.S. Government Money Market, Tax-Exempt Money Market, Institutional Money Market, Short-Term Bond Market, Intermediate Bond
       Market, Tax-Exempt Intermediate Bond, Balanced, Growth and Income, Midcore and International Equity Funds, respectively.
       Fees of 0.75% or more are higher than the advisory fee payable by most other investment companies. See "Management of the
       Funds" in this Prospectus for a more complete description and the financial statements for the Funds for the fiscal year ended October 31, 1996 incorporated into the Statement of Additional Information.
2      The total of all 12b-1 fees and Shareowner Servicing Fees may not exceed, in the aggregate, the annual rate of 0.25% of a
       Fund's average daily net assets.
3      Absent voluntary administrative fee waivers, other expenses would have been 0.29%, 0.30%, 0.21%, 0.28%, 0.14%, 0.27%, 0.24%,
       0.47%, 0.20%, 0.28%, 0.23%, 0.23%, 0.23%, 0.20%, and 0.86% for the Money Market, U.S. Treasury Money Market, U.S. Government
       Money Market, Tax-Exempt Money Market, Institutional Money Market, Short-Term Bond Market, Intermediate Bond Market, Tax-
       Exempt Intermediate Bond, Bond IMMDEX/TM, Balanced, Growth and Income, Equity Index, MidCore Growth, Special Growth and
       International Equity Funds, respectively.
4      Absent fee waivers, total operating expenses would have been 0.81%, 0.80%, 0.71%, 0.78%, 0.64%, 0.87%, 0.74%, 0.97%, 0.50%,
       1.03%, 0.98%, 0.48%, 0.98%, 0.95%, and 2.36% for the Money Market, U.S. Treasury Money Market, U.S. Government Money Market,
       Tax-Exempt Money Market, Institutional Money Market, Short-Term Bond Market, Intermediate Bond Market, Tax-Exempt
       Intermediate Bond, Bond IMMDEX/TM, Balanced, Growth and Income, Equity Index, MidCore Growth, Special Growth and
       International Equity Funds, respectively.


                 Example: You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual returns, and (2) redemption of your investment at the end of the following periods:

                                         1 YEAR   3 YEARS  5 YEARS   10 YEARS
                  -------------------------------------------------------------
                  Money Market Fund       $ 6       $19      $33       $ 75
                  Institutional Money
                    Market Fund             4        11       20         44
                  U.S. Treasury Money
                    Market Fund             6        19       33         75
                  U.S. Government
                    Money Market Fund       6        19       33         75
                  Tax-Exempt
                    Money Market Fund       6        19       33         75
                  Short-Term Bond
                    Market Fund             5        16       28         63
                  Intermediate Bond
                    Market Fund             5        16       28         63
                  Tax-Exempt Intermediate
                    Bond Fund               5        16       28         63
                  Bond IMMDEX/TM Fund       4        14       24         54
                  Balanced Fund             8        24       42         93
                  Growth and Income Fund    9        29       50        111
                  Equity Index Fund         4        13       23         52
                  MidCore Growth Fund       9        29       50        111
                  Special Growth Fund       9        28       49        108
                  International
                    Equity Fund            15        47       82        179
                  -------------------------------------------------------------
                 The foregoing tables are intended to assist investors in understanding the expenses that shareowners bear either directly or indirectly. In addition, Institutions may charge fees for providing services in connection with their clients' investments in a Fund's shares.

                 The example shown above should not be considered a representation of future investment return or operating expenses. Actual investment return and operating expenses may be more or less than those shown. Information regarding the Funds' actual performance will appear in their annual report to shareowners. Each shareowner of record at the close of the fiscal year will be sent the annual report.


FINANCIAL        The financial highlights for each of the periods presented
HIGHLIGHTS       have been derived from financial statements which have been audited by Price Waterhouse LLP, independent accountants, whose report, which appears in the annual report to shareowners for the fiscal year ended October 31, 1996, is incorporated by reference into the Statement of Additional
                 Information. Prior to January 9, 1995, the Short-Term Bond
                 Market, Intermediate Bond Market, Tax-Exempt Intermediate
                 Bond, Bond IMMDEX/TM, Balanced, Growth and Income, Equity
                 Index, MidCore Growth, Special Growth and International Equity
                 Funds offered only one class of shares to both institutional and retail investors. On that date, the Funds began offering
                 Institutional Shares to institutional investors as described in this Prospectus and Retail Shares to retail investors as described in a separate prospectus. The tables on the following pages should be read in conjunction with the financial statements and related notes also incorporated by reference into the Statement of Additional Information. You may obtain the Statement of Additional Information and the annual report to shareowners, which contain additional performance information, free of charge by calling Portico
                 Investor Services or writing to Portico Investor Services at the address listed on the back cover of this Prospectus.

FINANCIAL
HIGHLIGHTS                                      Net                                  Dividends
                                            Asset Value,            Net                 from
                                            Beginning of         Investment        Net Investment
                                               Period              Income              Income
---------------------------------------------------------------------------------------------------
MONEY MARKET FUND
Mar. 16, 19881 through
  Oct. 31, 1988                                $1.00               $0.05              $(0.05)
Year Ended 1989                                 1.00                0.08               (0.08)
Year Ended 1990                                 1.00                0.08               (0.08)
Year Ended 1991                                 1.00                0.06               (0.06)
Year Ended 19922                                1.00                0.04               (0.04)
Year Ended 1993                                 1.00                0.03               (0.03)
Year Ended 1994                                 1.00                0.03               (0.03)
Year Ended 1995                                 1.00                0.05               (0.05)
 Year Ended 1996                                1.00                0.05               (0.05)
INSTITUTIONAL MONEY MARKET FUND
Apr. 26, 19911 through
  Oct. 31, 1991                                 1.00                0.03               (0.03)
Year Ended 19922                                1.00                0.04               (0.04)
Year Ended 1993                                 1.00                0.03               (0.03)
Year Ended 1994                                 1.00                0.04               (0.04)
Year Ended 1995                                 1.00                0.06               (0.06)
Year Ended 1996                                 1.00                0.05               (0.05)
U.S. TREASURY MONEY MARKET FUND
Apr. 29, 19911 through
  Oct. 31, 1991                                 1.00                0.03               (0.03)
Year Ended 19922                                1.00                0.04               (0.04)
Year Ended 1993                                 1.00                0.03               (0.03)
Year Ended 1994                                 1.00                0.03               (0.03)
Year Ended 1995                                 1.00                0.05               (0.05)
Year Ended 1996                                 1.00                0.05               (0.05)
U.S. GOVERNMENT MONEY MARKET FUND
Aug. 1, 19881 through
  Oct. 31, 1988                                 1.00                0.02               (0.02)
Year Ended 1989                                 1.00                0.08               (0.08)
Year Ended 1990                                 1.00                0.08               (0.08)
Year Ended 1991                                 1.00                0.06               (0.06)
Year Ended 19922                                1.00                0.04               (0.04)
Year Ended 1993                                 1.00                0.03               (0.03)
Year Ended 1994                                 1.00                0.03               (0.03)
Year Ended 1995                                 1.00                0.05               (0.05)
Year Ended 1996                                 1.00                0.05               (0.05)
TAX-EXEMPT MONEY MARKET FUND
June 27, 19881 through
  Oct. 31, 1988                                 1.00                0.02               (0.02)
Year Ended 1989                                 1.00                0.06               (0.06)
Year Ended 1990                                 1.00                0.05               (0.05)
Year Ended 1991                                 1.00                0.04               (0.04)
Year Ended 19922                                1.00                0.03               (0.03)
Year Ended 1993                                 1.00                0.02               (0.02)
Year Ended 1994                                 1.00                0.02               (0.02)
Year Ended 1995                                 1.00                0.03               (0.03)
Year Ended 1996                                 1.00                0.03               (0.03)

FINANCIAL                                                          Supplemental Data and Ratios
HIGHLIGHTS (CONT.)                               ---------------------------------------------------------------
                                 Net Asset          Net Assets,          Ratio of Net            Ratio of Net
                                   Value,              End of            Expenses to          Investment Income      Total
                               End of Period       Period (000s)      Average Net Assets      Average Net Assets     Return
--------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUND
Mar. 16, 19881 through
  Oct. 31, 1988                    $1.00              $100,373            0.44%3, 4              7.35%3, 4          4.63% 5
Year Ended 1989                     1.00               201,097              0.60%4                 8.66%4            9.01%
Year Ended 1990                     1.00               762,170              0.51%4                 7.81%4            8.14%
Year Ended 1991                     1.00               628,697              0.50%4                 6.28%4            6.39%
Year Ended 19922                    1.00               146,012              0.58%4                 3.84%4            3.73%
Year Ended 1993                     1.00               132,568              0.60%4                 2.67%4            2.71%
Year Ended 1994                     1.00               165,018              0.60%4                 3.44%4            3.42%
Year Ended 1995                     1.00               172,261              0.60%4                 5.36%4            5.51%
Year Ended 1996                     1.00               224,036              0.60%4                 4.94%4            5.06%
INSTITUTIONAL MONEY
  MARKET FUND
Apr. 26, 19911 through
  Oct. 31, 1991                     1.00               189,048            0.50%6, 7              5.47%6, 7           2.87%9
Year Ended 19922                    1.00               696,132              0.41%7                 3.75%7            3.88%
Year Ended 1993                     1.00               588,301              0.38%7                 2.87%7            2.92%
Year Ended 1994                     1.00               754,636              0.37%7                 3.64%7            3.65%
Year Ended 1995                     1.00               716,566              0.35%7                 5.63%7            5.77%
Year Ended 1996                     1.00               750,051              0.35%7                 5.19%7            5.32%
U.S. TREASURY MONEY
  MARKET FUND
Apr. 29, 19911 through
  Oct. 31, 1991                     1.00                36,267            0.52%6, 8              5.23%6, 8           2.69%9
Year Ended 19922                    1.00                37,342              0.60%8                 3.42%8            3.48%
Year Ended 1993                     1.00                40,744              0.60%8                 2.55%8            2.59%
Year Ended 1994                     1.00                56,020              0.60%8                 3.14%8            3.20%
Year Ended 1995                     1.00                64,655              0.60%8                 5.04%8            5.16%
Year Ended 1996                     1.00                53,430              0.60%8                 4.70%8            4.80%
U.S. GOVERNMENT MONEY
  MARKET FUND
Aug. 1, 19881 through
  Oct. 31, 1988                     1.00                49,069            0.50%3, 10             7.56%3, 10          1.91%5
Year Ended 1989                     1.00               101,497             0.61%10                8.43%10            8.72%
Year Ended 1990                     1.00               153,480             0.60%10                7.55%10            7.84%
Year Ended 1991                     1.00               237,752             0.60%10                5.80%10            6.02%
Year Ended 19922                    1.00               221,521             0.60%10                3.56%10            3.60%
Year Ended 1993                     1.00               203,165             0.60%10                2.59%10            2.63%
Year Ended 1994                     1.00               183,591             0.60%10                3.29%10            3.35%
Year Ended 1995                     1.00               163,068             0.60%10                5.24%10            5.37%
Year Ended 1996                     1.00               198,334             0.60%10                4.84%10            4.96%
TAX-EXEMPT MONEY
  MARKET FUND
June 27, 19881 through
  Oct. 31, 1988                     1.00                10,838            0.52%3, 11             5.10%3, 11          1.78%5
Year Ended 1989                     1.00                18,429             0.60%11                5.82%11            5.99%
Year Ended 1990                     1.00                16,424             0.64%11                5.38%11            5.51%
Year Ended 1991                     1.00                29,714             0.63%11                4.34%11            4.49%
Year Ended 19922                    1.00                74,343             0.60%11                2.83%11            2.91%
Year Ended 1993                     1.00                73,621             0.60%11                2.12%11            2.17%
Year Ended 1994                     1.00                70,436             0.60%11                2.23%11            2.25%
Year Ended 1995                     1.00                84,084             0.60%11                3.36%11            3.42%
Year Ended 1996                     1.00                79,328             0.60%11                3.09%11            3.13%


 1     Commencement of operations.
 2     Effective February 3, 1992, FIRMCO assumed the investment advisory responsibilities of Firstar Trust Company, an affiliate of FIRMCO.
 3     Annualized for the period ended October 31, 1988.
 4     Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 31, 1996, 1995, 1994,
       1993, 1992, 1991, 1990 and 1989 and the period ended October 31, 1988 would have been 0.81%, 0.90%, 0.93%, 0.99%, 0.96%,
       0.94%, 0.94%, 1.01% and 0.89%, respectively; and ratios of net investment income to average net assets for the fiscal years ended October 31, 1996, 1995, 1994, 1993, 1992, 1991, 1990 and 1989 and the period ended October 31, 1988 would have been
       4.73%, 5.06%, 3.11%, 2.28%, 3.46%, 5.84%, 7.38%, 8.25% and 6.90%, respectively.
 5     Not annualized for the period ended October 31, 1988.
 6     Annualized for the period ended October 31, 1991.
 7     Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 31, 1996, 1995, 1994,
       1993, 1992 and the period ended October 31, 1991 would have been 0.64%, 0.69%, 0.85%, 0.87%, 0.88% and 0.98%, respectively;
       and ratios of net investment income to average net assets for the fiscal years ended October 31, 1996, 1995, 1994, 1993,
       1992 and the period ended October 31, 1991 would have been 4.90%, 5.29%, 3.16%, 2.37%, 3.28% and 4.99%, respectively.
 8     Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 31, 1996, 1995, 1994,
       1993, 1992 and the period ended October 31, 1991 would have been 0.80%, 0.83%, 0.94%, 0.93%, 1.01% and 1.10%, respectively;
       and ratios of net investment income to average net assets for the fiscal years ended October 31, 1996, 1995, 1994, 1993,
       1992 and the period ended October 31, 1991 would have been 4.50%, 4.81%, 2.80%, 2.22%, 3.01% and 4.65%, respectively.
 9     Not annualized for the period ended October 31, 1991.
10     Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 31, 1996, 1995, 1994,
       1993, 1992, 1991, 1990 and 1989 and the period ended October 31, 1988 would have been 0.71%, 0.75%, 0.88%, 0.93%, 0.94%,
       0.95%, 1.01%, 1.06% and 0.86%, respectively; and ratios of net investment income to average net assets for the fiscal years ended October 31, 1996, 1995, 1994, 1993, 1992, 1991, 1990 and 1989 and the period ended October 31, 1988 would have been
       4.73%, 5.09%, 3.01%, 2.26%, 3.22%, 5.45%, 7.14%, 7.98% and 7.20%, respectively.
11     Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 31, 1996, 1995, 1994,
       1993, 1992, 1991, 1990 and 1989 and the period ended October 31, 1988 would have been 0.78%, 0.84%, 0.93%, 0.98%, 1.05%,
       1.08%, 1.26%, 1.30% and 1.30%, respectively; and ratios of net investment income to average net assets for the fiscal years ended October 31, 1996, 1995, 1994, 1993, 1992, 1991, 1990 and 1989 and for the period ended October 31, 1988 would have been 2.91%, 3.12%, 1.90%, 1.74%, 2.38%, 3.89%, 4.76%, 5.12% and 4.32%, respectively.


FINANCIAL                                                      Income From Investment Operations
HIGHLIGHTS                                             --------------------------------------------------
                                   Net Asset                            Net Realized and
                                     Value,               Net           Unrealized Gains       Total from
                                   Beginning           Investment        or (Losses) on        Investment
                                   of Period            Income5            Securities          Operations
----------------------------------------------------------------------------------------------------------
SHORT-TERM BOND MARKET
Dec. 29, 19891 through
  Oct. 31, 1990                      $10.00              $0.66              $(0.21)               $0.45
Year Ended 1991                        9.79               0.73                0.54                 1.27
Year Ended 19922                      10.33               0.64                0.29                 0.93
Year Ended 1993                       10.60               0.58                0.10                 0.68
Year Ended 1994                       10.56               0.56               (0.41)                0.15
Year Ended 1995                       10.03               0.63                0.24                 0.87
Year Ended 1996                       10.28               0.61               (0.03)                0.58
INTERMEDIATE BOND MARKET
Jan. 5, 19931 through
  Oct. 31, 1993                       10.00               0.40                0.45                 0.85
Year Ended 1994                       10.45               0.51               (0.69)               (0.18)
Year Ended 1995                        9.67               0.62                0.53                 1.15
Year Ended 1996                       10.21               0.59               (0.02)                0.57
TAX-EXEMPT INTERMEDIATE BOND
Feb. 8, 19931 through
  Oct. 31, 1993                       10.00               0.27                0.26                 0.53
Year Ended 1994                       10.26               0.41               (0.48)               (0.07)
Year Ended 1995                        9.78               0.44                0.46                 0.90
Year Ended 1996                       10.24               0.43               (0.03)                0.40
BOND IMMDEX/TM
Dec. 29, 19891 through
  Oct. 31, 1990                       25.00               1.67               (0.66)                1.01
Year Ended 1991                       24.52               1.85                1.98                 3.83
Year Ended 19922                      26.50               1.75                0.96                 2.71
Year Ended 1993                       27.31               1.68                1.83                 3.51
Year Ended 1994                       28.91               1.65               (2.74)               (1.09)
Year Ended 1995                       25.67               1.74                2.29                 4.03
Year Ended 1996                       27.82               1.70               (0.27)                1.43


FINANCIAL                                          Less Distributions
HIGHLIGHTS                       -----------------------------------------------------
                                   Dividends         Distributions                             Net Asset
                                      from                from                                   Value,
                                 Net Investment         Capital              Total                End
                                     Income              Gains           Distributions         of Period
-----------------------------------------------------------------------------------------------------------
SHORT-TERM
  BOND MARKET
Dec. 29, 19891 through
  Oct. 31, 1990                     $(0.66)               $ -               $(0.66)               $ 9.79
Year Ended 1991                      (0.73)                 -                (0.73)                10.33
Year Ended 19922                     (0.64)              (0.02)              (0.66)                10.60
Year Ended 1993                      (0.58)              (0.14)              (0.72)                10.56
Year Ended 1994                      (0.56)              (0.12)              (0.68)                10.03
Year Ended 1995                      (0.62)                 -                (0.62)                10.28
Year Ended 1996                      (0.61)                 -                (0.61)                10.25
INTERMEDIATE
  BOND MARKET
Jan. 5, 19931 through
  Oct. 31, 1993                      (0.40)                 -                (0.40)                10.45
Year Ended 1994                      (0.51)              (0.09)              (0.60)                 9.67
Year Ended 1995                      (0.61)                 -                (0.61)                10.21
Year Ended 1996                      (0.59)                 -                (0.59)                10.19
TAX-EXEMPT
  INTERMEDIATE BOND
Feb. 8, 19931 through
  Oct. 31, 1993                      (0.27)                 -                (0.27)                10.26
Year Ended 1994                      (0.41)                 -                (0.41)                 9.78
Year Ended 1995                      (0.44)                 -                (0.44)                10.24
Year Ended 1996                      (0.43)                 -                (0.43)                10.21
BOND IMMDEX/TM
Dec. 29, 19891 through
  Oct. 31, 1990                      (1.49)                 -                (1.49)                24.52
Year Ended 1991                      (1.85)                 -                (1.85)                26.50
Year Ended 19922                     (1.76)              (0.14)              (1.90)                27.31
Year Ended 1993                      (1.70)              (0.21)              (1.91)                28.91
Year Ended 1994                      (1.65)              (0.50)              (2.15)                25.67
Year Ended 1995                      (1.84)              (0.04)              (1.88)                27.82
Year Ended 1996                      (1.70)                 -                (1.70)                27.55


FINANCIAL                                                         Supplemental Data and Ratios
HIGHLIGHTS (CONT.)                  ----------------------------------------------------------------------------------------
                                                                                               Ratio of Net
                                                          Net            Ratio of Net           Investment
                                                        Assets,          Expenses to            Income to          Portfolio
                                     Total               End of          Average Net           Average Net          Turnover
                                    Return4          Period (000s)         Assets3               Assets3              Rate
-----------------------------------------------------------------------------------------------------------------------------
SHORT-TERM
  BOND MARKET
Dec. 29, 19891 through
  Oct. 31, 1990                      4.64%              $ 22,731            0.60%6                7.93%6              57.40%
Year Ended 1991                     13.39%                63,183            0.60%6                7.13%6              66.80%
Year Ended 19922                     9.28%               129,409            0.60%6                6.00%6              82.20%
Year Ended 1993                      6.70%               142,518            0.52%6                5.53%6              87.62%
Year Ended 1994                      1.46%               122,368            0.50%6                5.43%6              76.13%
Year Ended 1995                      8.95%                94,959            0.50%6                6.23%6             100.58%
Year Ended 1996                      5.80%               147,466            0.50%6                5.92%6              59.62%
INTERMEDIATE
  BOND MARKET
Jan. 5, 19931 through
  Oct. 31, 1993                      8.58%                56,794            0.50%7                4.65%7              82.37%
Year Ended 1994                     (1.73%)               88,306            0.50%7                5.19%7              56.25%
Year Ended 1995                     12.25%               128,941            0.50%7                6.26%7              66.69%
Year Ended 1996                      5.77%               173,468            0.50%7                5.84%7              59.29%
TAX-EXEMPT
  INTERMEDIATE BOND
Feb. 8, 19931 through
  Oct. 31, 1993                      5.36%                23,866            0.59%8                3.75%8               3.23%
Year Ended 1994                     (0.73%)               26,167            0.60%8                4.04%8              58.54%
Year Ended 1995                     9.38%                 27,595            0.51%8                4.45%8              44.13%
Year Ended 1996                      4.02%                36,652            0.50%8                4.24%8              30.46%
BOND IMMDEX/TM
Dec. 29, 19891 through
  Oct. 31, 1990                      4.21%                44,241            0.50%9                8.10%9             111.28%
Year Ended 1991                     16.16%                90,034            0.50%9                7.85%9             131.69%
Year Ended 19922                    10.49%               181,421            0.50%9                6.92%9              37.72%
Year Ended 1993                     13.30%               260,486            0.50%9                6.10%9              81.18%
Year Ended 1994                    (3.89%)               256,778            0.48%9                6.14%9              49.70%
Year Ended 1995                     16.26%               290,274            0.44%9                6.51%9              41.67%
Year Ended 1996                      5.35%               370,556            0.43%9                6.23%9              33.38%


1      Commencement of operations.
2      Effective February 3, 1992, FIRMCO assumed the investment advisory responsibilities of Firstar Trust Company, an affiliate of FIRMCO.
3      Annualized for the period ended October 31, 1990 for the Short-Term Bond Market and Bond IMMDEX/TM Funds and for the period ended October 31, 1993 for the Intermediate Bond Market and Tax-Exempt Intermediate Bond Funds.
4      Not annualized for the period ended October 31, 1990 for the Short-Term Bond Market and Bond IMMDEX/TM Funds and for the
       period ended October 31, 1993 for the Intermediate Bond Market and Tax-Exempt Intermediate Bond Funds.
5      For the Tax-Exempt Intermediate Bond Fund, substantially all investment income is exempt from federal income tax.
6      Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 31, 1996, 1995, 1994,
       1993, 1992, 1991 and the period ended October 31, 1990 would have been 0.87%, 0.91%, 0.90%, 0.90%, 0.93%, 0.97% and 1.17%, respectively; and ratios of net investment income to average net assets for the fiscal years ended October 31, 1996, 1995,
       1994, 1993, 1992, 1991 and the period ended October 31, 1990 would have been 5.55%, 5.82%, 5.03%, 5.15%, 5.67%, 6.76% and
       7.36%, respectively.
7      Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 31, 1996, 1995, 1994 and the period ended October 31, 1993 would have been 0.74%, 0.79%, 0.78% and 0.89%, respectively; and ratios of net investment income to average net assets for the fiscal years ended October 31, 1996, 1995, 1994, and the period ended
       October 31, 1993 would have been 5.60%, 5.97%, 4.91% and 4.26%, respectively.
8      Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 31, 1996, 1995, 1994 and the period ended October 31, 1993 would have been 0.97%, 1.00%, 0.98% and 1.28%, respectively; and ratios of net investment income to average net assets for the fiscal years ended October 31, 1996, 1995, 1994 and the period ended October
       31, 1993 would have been 3.77%, 3.96%, 3.67% and 3.07%, respectively.
9      Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 31, 1996, 1995, 1994,
       1993, 1992, 1991 and the period ended October 31, 1990 would have been 0.50%, 0.51%, 0.51%, 0.52%, 0.56%, 0.60% and 0.65%
       respectively; and ratios of net investment income to average net assets for the fiscal years ended October 31, 1996, 1995,
       1994, 1993, 1992, 1991 and the period ended October 31, 1990 would have been 6.16%, 6.44%, 6.10%, 6.08%, 6.86%, 7.75% and
       7.94%, respectively.

FINANCIAL                                Income from Investment Operations               Less Distributions
HIGHLIGHTS                            ---------------------------------------    ----------------------------------
                                                   Net Realized
                         Net Asset       Net      and Unrealized                 Dividends  Distributions
                           Value,     Investment     Gains or      Total from     from Net       from
                         Beginning    Income or    (Losses) on     Investment    Investment    Capital        Total
                         of Period      (Loss)      Securities     Operations      Income       Gains     Distributions
------------------------------------------------------------------------------------------------------------------------
BALANCED
Mar. 30, 19921 through
  Oct. 31, 1992             $20.00      $0.28         $ 0.44         $ 0.72       $(0.23)        $  -        $(0.23)
Year Ended 1993              20.49       0.47           2.27           2.74        (0.47)          -          (0.47)
Year Ended 1994              22.76       0.44         (0.66)         (0.22)        (0.44)          -          (0.44)
Year Ended 1995              22.10       0.53           3.78           4.31        (0.51)          -          (0.51)
Year Ended 1996              25.90       0.55           2.62           3.17        (0.53)       (0.55)        (1.08)
GROWTH AND INCOME
Dec. 29, 19891 through
  Oct. 31, 1990              20.00       0.69         (2.05)         (1.36)        (0.65)          -          (0.65)
Year Ended 1991              17.99       0.79           3.75           4.54        (0.81)          -          (0.81)
Year Ended 1992              21.72       0.69           0.56           1.25        (0.70)          -          (0.70)
Year Ended 19933             22.27       0.56           1.63           2.19        (0.57)       (0.19)        (0.76)
Year Ended 1994              23.70       0.43         (0.03)         (0.40)        (0.42)       (0.59)        (1.01)
Year Ended 1995              23.09       0.42           5.14           5.56        (0.42)       (0.60)        (1.02)
Year Ended 1996              27.63       0.50           6.61           7.11        (0.47)       (1.19)        (1.66)
EQUITY INDEX
Dec. 29, 19891 through
  Oct. 31, 1990              25.00       0.59         (3.41)         (2.82)        (0.55)          -          (0.55)
Year Ended 1991              21.63       0.73           6.31           7.04        (0.74)       (0.06)        (0.80)
Year Ended 19922             27.87       0.73           1.86           2.59        (0.73)       (0.01)        (0.74)
Year Ended 1993              29.72       0.75           3.32           4.07        (0.75)          -          (0.75)
Year Ended 1994              33.04       0.77           0.35           1.12        (0.75)          -          (0.75)
Year Ended 1995              33.41       0.76           7.71           8.47        (0.74)       (0.06)        (0.80)
Year Ended 1996              41.08       0.91           8.68           9.59        (0.89)       (0.35)        (1.24)
MIDCORE GROWTH
Dec. 29, 19921 through
  Oct. 31, 1993              20.09       0.09           1.32           1.41        (0.10)          -          (0.10)
Year Ended 1994              21.40       0.06           0.06           0.12        (0.05)          -          (0.05)
Year Ended 1995              21.47       0.03           4.16           4.19        (0.05)          -          (0.05)
Year Ended 1996              25.61      (0.01)          4.83           4.82           -            -             -
SPECIAL GROWTH
Dec. 28, 19891 through
  Oct. 31, 1990              20.00       0.22         (2.30)         (2.08)        (0.20)          -          (0.20)
Year Ended 1991              17.72       0.27          10.34          10.61        (0.28)          -          (0.28)
Year Ended 19922             28.05       0.17           2.18           2.35        (0.18)       (1.72)        (1.90)
Year Ended 1993              28.50       0.07           4.47           4.54        (0.08)       (0.62)        (0.70)
Year Ended 1994              32.34       0.04           0.85           0.89        (0.04)          -          (0.04)
Year Ended 1995              33.19       0.00           8.49           8.49          -          (0.21)        (0.21)
Year Ended 1996              41.47      (0.04)          4.74           4.70          -          (4.59)        (4.59)
INTERNATIONAL EQUITY
Apr. 28, 19941 through
  Oct. 31, 1994              20.00       0.04         (0.05)         (0.01)          -             -            -
Year Ended 1995              19.99       0.12         (0.87)         (0.75)        (0.04)       (0.01)        (0.05)
Year Ended 1996              19.15       0.11          1.44           1.55         (0.10)       (0.37)        (0.47)



FINANCIAL                                                                  Supplemental Data and Ratios
HIGHLIGHTS                                            ---------------------------------------------------------------------
                                                                                   Ratio of Net
                                                                                    Investment
                          Net Asset                     Net       Ratio of Net      Income or
                            Value,                    Assets,     Expenses to         (Loss)         Portfolio      Average
                             End        Total          End of     Average Net     to Average Net      Turnover     Commission
                          of Period    Return4     Period (000s)    Assets5          Assets5            Rate          Rate
----------------------------------------------------------------------------------------------------------------------------
BALANCED
Mar. 30, 19921 through
  Oct. 31, 1992             $20.49       3.72%       $ 45,653        0.75%6           2.48%6           29.04%         N/A
Year Ended 1993              22.76      13.49%         82,099        0.75%6           2.24%6           71.60%         N/A
Year Ended 1994              22.10      (0.93%)        94,657        0.75%6           2.03%6           59.77%         N/A
Year Ended 1995              25.90      19.79%        104,552        0.75%6           2.24%6           61.87%         N/A
Year Ended 1996              27.99      12.56%        129,415        0.75%6           2.05%6           63.91%       $0.0581
GROWTH AND INCOME
Dec. 29, 19891 through
  Oct. 31, 1990             17.99       (6.96%)        65,741        0.74%7           4.39%7           49.85%         N/A
Year Ended 1991              21.72      25.63%        103,414        0.75%7           3.93%7           28.05%         N/A
Year Ended 1992              22.27       5.82%        135,713        0.75%7           3.16%7           31.25%         N/A
Year Ended 19933             23.70       9.93%        160,704        0.88%7           2.44%7           86.24%         N/A
Year Ended 1994              23.09       1.84%        164,053        0.90%7           1.89%7           56.85%         N/A
Year Ended 1995              27.63      25.00%        162,752        0.90%7           1.70%7           47.85%         N/A
Year Ended 1996              33.08      26.90%        226,888        0.90%7           1.67%7           51.37%       $0.0573
EQUITY INDEX
Dec. 29, 19891 through
  Oct. 31, 1990              21.63     (11.46%)        35,569        0.49%8           3.01%8            9.09%         N/A
Year Ended 1991              27.87      32.90%         51,481        0.50%8           2.82%8            1.38%         N/A
Year Ended 19922             29.72       9.36%         81,070        0.50%8           2.48%8            5.50%         N/A
Year Ended 1993              33.04      13.79%         83,820        0.50%8           2.32%8           13.78%         N/A
Year Ended 1994              33.41       3.51%        107,563        0.50%8           2.38%8           13.28%         N/A
Year Ended 1995              41.08      26.02%        138,106        0.46%8           2.34%8            4.61%         N/A
Year Ended 1996             49.43       23.68%        212,072        0.41%8           2.01%8            7.48%       $0.0604
MIDCORE GROWTH
Dec. 29, 19921 through
  Oct. 31, 1993              21.40       7.53%         84,467        0.89%9           0.57%9           46.29%         N/A
Year Ended 1994              21.47       0.56%        113,197        0.88%9           0.30%9           33.24%         N/A
Year Ended 1995              25.61      19.55%        134,428        0.90%9           0.13%9           49.84%         N/A
Year Ended 1996              30.43      18.82%        155,293        0.90%9          (0.04)%9          56.75%       $0.0582
SPECIAL GROWTH
Dec. 28, 19891 through
  Oct. 31, 1990             17.72      (10.47%)        39,179       0.74%10          1.41%10           41.79%         N/A
Year Ended 1991              28.05      60.23%         96,017       0.75%10          1.10%10           48.39%         N/A
Year Ended 19922            28.50        8.86%        205,207       0.76%10          0.65%10           31.94%         N/A
Year Ended 1993              32.34      16.15%        347,130       0.88%10          0.24%10           58.80%         N/A
Year Ended 1994              33.19       2.77%        395,584       0.89%10          0.13%10           69.74%         N/A
Year Ended 1995              41.47      25.79%        434,228       0.90%10          0.00%10           79.25%         N/A
Year Ended 1996             41.58       12.58%        482,857       0.88%10         (0.10)%10         103.34%       $0.0576
INTERNATIONAL EQUITY
Apr. 28, 19941 through
  Oct. 31, 1994              19.99      (0.05%)        23,756       1.49%11          0.44%11            6.55%         N/A
Year Ended 1995              19.19      (3.75%)        31,187       1.50%11          0.66%11           15.12%         N/A
Year Ended 1996              20.27       8.21%         43,182       1.50%11          0.62%11           31.57%       $0.0167

 1     Commencement of operations.
 2     Effective February 3, 1992, FIRMCO assumed the investment advisory responsibilities of Firstar Trust Company, an affiliate of FIRMCO.
 3     Effective June 17, 1993, FIRMCO assumed the investment advisory responsibilities of Firstar Trust Company, an affiliate of
       FIRMCO.
 4     Not annualized for the period ended October 31, 1990 for the Growth and Income, Equity Index and Special Growth Funds, for
       the period ended October 31, 1992 for the Balanced Fund, for the period ended October 31, 1993 for the MidCore Growth Fund and for the period ended October 31, 1994 for the International Equity Fund.
 5     Annualized for the period ended October 31, 1990 for the Growth and Income, Equity Index and Special Growth Funds, for the
       period ended October 31, 1992 for the Balanced Fund, for the period ended October 31, 1993 for the MidCore Growth Fund and for the period ended October 31, 1994 for the International Equity Fund.
 6     Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 31, 1996, 1995, 1994,
       1993 and the period ended October 31, 1992 would have been 1.03%, 1.06%, 1.05%, 1.12% and 1.13%, respectively; and ratios of net investment income to average net assets for the fiscal years ended October 31, 1996, 1995, 1994, 1993 and the period ended October 31, 1992 would have been 1.77%, 1.93%, 1.73%, 1.87% and 2.10%, respectively.
 7     Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 31, 1996, 1995, 1994,
       1993, 1992, 1991 and the period ended October 31, 1990 would have been 0.98%, 1.01%, 1.01%, 1.02%, 1.03%, 1.04% and 1.06%, respectively; and ratios of net investment income to average net assets for the fiscal years ended October 31, 1996, 1995,
       1994, 1993, 1992, 1991 and the period ended October 31, 1990 would have been 1.59%, 1.59%, 1.78%, 2.30%, 2.88%, 3.64% and
       4.07%, respectively.
 8     Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 31, 1996, 1995, 1994,
       1993, 1992, 1991 and the period ended October 31, 1990 would have been 0.48%, 0.53%, 0.57%, 0.56%, 0.60%, 0.63% and 0.70%, respectively; and ratios of net investment income to average net assets for the fiscal years ended October 31, 1996, 1995,
       1994, 1993, 1992, 1991 and the period ended October 31, 1990 would have been 1.94%, 2.27%, 2.31%, 2.26%, 2.39%, 2.69% and
       2.80%, respectively.
 9     Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 31, 1996, 1995, 1994 and the period ended October 31, 1993 would have been 0.98%, 1.02%, 1.00% and 1.08%, respectively; and ratios of net investment income to average net assets for the fiscal years ended October 31, 1996, 1995, 1994 and the period ended October
       31, 1993 would have been (0.12)%, 0.01%, 0.19% and 0.39%, respectively.
10     Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 31, 1996, 1995, 1994,
       1993, 1992, 1991 and the period ended October 31, 1990 would have been 0.95%, 0.98%, 0.98%, 1.01%, 1.02%, 1.06% and 1.13%, respectively; and ratios of net investment income to average net assets for the fiscal years ended October 31, 1996, 1995,
       1994, 1993, 1992, 1991 and the period ended October 31, 1990 would have been (0.17)%, (0.08)%, 0.04%, 0.11%, 0.39%, 0.79%
       and 1.02%, respectively.
11     Without fees waived, ratios of net expenses to average net assets for the fiscal year ended October 31, 1996, 1995 and the period ended October 31, 1994 would have been 2.36%, 2.65% and 2.85%, respectively; and ratios of net investment income to average net assets for the fiscal years ended October 31, 1996, 1995 and the period ended October 31, 1994 would have been
       (0.24)%, (0.49)% and (0.92)%, respectively.

PERFORMANCE
HISTORY

                                                            SINCE INCEPTION
AVERAGE ANNUAL TOTAL RETURN   1 YEAR 5 YEARS   10 YEARS     (INCEPTION DATE)
--------------------------------------------------------------------------------
SHORT-TERM BOND MARKET         5.80%   6.39%     7.17%            N/A
INTERMEDIATE BOND MARKET       5.77%    -         -       6.38% (Jan. 5, 1993)
TAX-EXEMPT INTERMEDIATE BOND   4.02%    -         -       4.78% (Feb. 8, 1993)
BOND IMMDEX/TM                 5.35%   8.05%     8.58%            N/A
BALANCED                      12.56%    -         -      10.36% (Mar. 30, 1992)
GROWTH AND INCOME             26.90%  13.43%      -      12.18% (Dec. 29, 1989)
EQUITY INDEX                  23.68%  14.94%    14.14%            N/A
MIDCORE GROWTH                18.82%    -         -      11.82% (Dec. 29, 1992)
SPECIAL GROWTH                12.58%  12.96%      -      15.23% (Dec. 28, 1989)
INTERNATIONAL EQUITY           8.21%    -         -       1.61% (Apr. 28, 1994)

* Average annual total return calculations are for periods ended October 31, 1996.

                 The performance of the Short-Term Bond Market, Bond IMMDEX/TM, and Equity Index Funds for theperiod prior to December 29, 1989 is represented by the performance of collective investment funds which operated prior to the effectiveness of the registration statement of the Portico Short-Term Bond Market, Bond IMMDEX/TM and Equity Index Funds. At the time of the Portico Short-Term Bond Market, Bond IMMDEX/TM and Equity Index Funds' inception, each collective investment fund was operated using substantially the same investment objectives, policies and restrictions as its corresponding Portico Fund. In connection with the Portico Short-Term Bond Market, Bond IMMDEX/TM and Equity Index Funds' commencement of operations, on December 29, 1989, each collective investment fund transferred its assets to its Portico Fund equivalent. The collective investment funds were not registered under the Investment Company Act of 1940 (the "1940 Act") and were not subject to certain restrictions that are imposed by the 1940 Act. If the collective investment funds had been registered under the 1940 Act, performance may have been adversely affected. Performance of the collective investment funds has been restated to reflect the Portico Short-Term Bond Market, Bond IMMDEX/TM and Equity Index Funds' respective actual expenses during such Fund's first fiscal year.

                 Performance assumes the reinvestment of all net investment income and capital gains and reflects fee waivers. In the absence of fee waivers, performance would be reduced.

                 Performance quotations represent past performance, and should not be considered as representative of future results.



INVESTMENT       The descriptions that follow are designed to help you choose
OBJECTIVES       the Fund that best fits your investment objectives. You may
AND POLICIES     want to pursue more than one objective by investing in more than one of the Portico Funds. You are reminded that there are risks in an investment in the Funds and there can be no assurance that each Fund's investment objective will be attained. An investor should not consider an investment in any individual Fund to be a complete investment program.

MONEY MARKET FUNDS

MONEY MARKET     The investment objective of the Money Market Fund and the
FUND             Institutional Money Market Fund is to seek to provide a high
AND INSTITUTIONAL level of taxable current income consistent with liquidity, the MONEY MARKET FUND preservation of capital and a stable net asset value. In pursuing its investment objective, each Fund will invest, during normal market conditions, at least 80% of its assets in debt obligations with remaining maturities of thirteen months or less as determined in accordance with the rules of the Securities and Exchange Commission ("SEC"). Each Fund may purchase a broad range of government, bank and commercial obligations that are available in the money markets.

                 The Money Market Fund and the Institutional Money Market Fund will purchase only "First Tier Eligible Securities" (as defined by the SEC) that present minimal credit risks as determined by the Adviser pursuant to guidelines approved by the Board of Directors (the "Board of Directors") of Portico Funds, Inc. ("Portico" or the "Company"). First Tier Eligible Securities consist of (1) securities that either (a) have short-term debt ratings at the time of purchase in the highest rating category by at least two unaffiliated nationally recognized statistical rating organizations ("NRSROs") (or one NRSRO if the security was rated by only one NRSRO), or (b) are issued by issuers with such ratings, and (2) certain securities that are unrated (including securities of issuers that have long-term but not short-term ratings) but are of comparable quality as determined in accordance with guidelines approved by the Board of Directors. The Appendix to the Statement of Additional Information includes a description of applicable NRSRO ratings. The following descriptions illustrate the types of instruments in which each Fund invests.

                 The Money Market Fund and the Institutional Money Market Fund may purchase bank obligations, such as certificates of deposit, bankers' acceptances and time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. Investments by each Fund in the obligations of foreign banks and foreign branches of U.S. banks will not exceed 25% of the value of the Fund's total assets at the time of investment. Each Fund may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its total assets.

                 Each Fund may purchase commercial paper, including asset-backed commercial paper, and corporate bonds with remaining maturities of thirteen months or less which meet the Fund's quality requirements set forth above.

                 The Money Market Fund and the Institutional Money Market Fund may purchase variable and floating rate instruments, which may have a stated maturity in excess of thirteen months but will permit each Fund to demand payment of the principal of the instrument at least once every thirteen months upon not more than thirty days' notice (unless the instrument is guaranteed by the U.S. Government or an agency or instrumentality thereof). Such instruments may include variable amount master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. Issues of unrated variable and floating rate instruments will be determined by the Adviser (under the supervision of the Board of Directors) to be of comparable quality at the time of purchase to First Tier Eligible Securities. An active secondary market may not exist, however, with respect to particular variable and floating rate instruments, and usually will not exist with respect to variable amount master demand notes. The absence of a secondary market could make it difficult for the Fund to dispose of a variable or floating rate instrument if the issuer defaulted on its payment obligation or during periods that the Fund could not exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss with respect to such instruments.

                 The Money Market Fund may invest in short-term funding agreements. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser. Funding agreements will also guarantee the return of principal and may guarantee a stream of payments over time. A funding agreement has a fixed maturity and may have either a fixed or variable interest rate that is based on an index and guaranteed for a set time period. Because there is no secondary market for these investments, any such funding agreement purchased by the Money Market Fund will be regarded as illiquid.

                 The Money Market Fund and the Institutional Money Market Fund may agree to purchase U.S. Government obligations from financial institutions subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). During the term of the repurchase agreement, the Adviser will continue to monitor the creditworthiness of the seller, and will require the seller to maintain the value of the securities subject to the agreement at not less than 102% of the repurchase price. Default or bankruptcy of the seller would, however, expose the Fund to possible loss because of the adverse market action or delay in connection with the disposition of the underlying securities. The securities held subject to a repurchase agreement may have stated maturities exceeding thirteen months, provided the repurchase agreement itself matures in less than one year. Each Fund may purchase obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. Each Fund may also purchase stripped U.S. Government obligations and Government-backed trusts. For further discussion of U.S. Government obligations and stripped securities, see "Other Investment Information - Government Obligations."

                 The Money Market Fund and the Institutional Money Market Fund may acquire certain types of bank instruments issued or supported by the credit of foreign banks or foreign branches of domestic banks where the Adviser deems the instrument to present minimal credit risks. Because the Funds invest in securities backed by banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Fund and affect its share price. For a discussion of the inherent risks of foreign securities, see "Other Investment Information - Foreign Securities."

U.S. TREASURY    The investment objective of the U.S. Treasury Money Market
MONEY MARKET FUND Fund is to seek to provide a high level of current income
AND U.S.         exempt from state income taxes consistent with liquidity, the
GOVERNMENT       preservation of capital and a stable net asset value.
MONEY MARKET FUNDThe Fund seeks to achieve its objective by investing in securities with remaining maturities of thirteen months or less (as determined in accordance with SEC rules) that are issued or guaranteed as to principal and interest by the U.S.
                 Treasury (bills, certificates of indebtedness, notes and bonds). However, under extraordinary circumstances, such as when U.S. Treasury securities are unavailable, the Fund may temporarily hold cash.

                 The investment objective of the U.S. Government Money Market Fund is to seek to provide a high level of taxable current income consistent with liquidity, the preservation of capital and a stable net asset value (irrespective of state income tax considerations). The Fund seeks to achieve its objective by investing primarily in obligations with remaining maturities of thirteen months or less (as determined in accordance with SEC rules) that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and in repurchase agreements relating to such obligations. Under normal market conditions, the Fund intends to invest at least 65% of its total assets in U.S. Government obligations. Such U.S. Government obligations may include Treasury bills, certificates of indebtedness, notes and bonds, as well as issues of agencies and instrumentalities of the U.S. Government, including obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Maritime Administration, Resolution Trust Corporation and Tennessee Valley Authority. The U.S. Government Money Market Fund may also purchase stripped U.S. Government Obligations and Government backed trusts. For further discussion of U.S. Government obligations, see "Other Investment Information - Government Obligations."

                 The U.S. Government Money Market Fund may enter into repurchase agreements with financial institutions. See "Money Market Fund and Institutional Money Market Fund" above for a discussion of repurchase agreements.

                 Although substantially all of the instruments acquired by the U.S. Treasury Money Market Fund and U.S. Government Money Market Fund will be U.S. Government obligations (or repurchase agreements collateralized by such obligations), shares of the U.S. Treasury Money Market Fund and U.S. Government Money Market Fund are not themselves issued or guaranteed by any government agency. U.S. Government obligations that have stated maturities in excess of thirteen months but have variable or floating interest rates may be acquired by the Funds in accordance with SEC rules.

TAX-EXEMPT       The investment objective of the Tax-Exempt Money Market Fund
MONEY MARKET FUNDis to seek to provide a high level of current income that is exempt from federal income taxes consistent with liquidity, the preservation of capital and a stable net asset value. In pursuing this investment objective, the Fund invests in a diversified portfolio of debt obligations issued by or on behalf of states, territories and possessions of the United
                 States, the District of Columbia and their authorities, agencies, instrumentalities and political subdivisions
                 ("Municipal Obligations") which meet the Fund's quality requirements set forth below. During normal market conditions, the Fund will invest at least 80% of its assets in Municipal
                 Obligations with remaining maturities of thirteen months or less as determined in accordance with SEC rules. The Tax-
                 Exempt Money Market Fund will purchase only Municipal
                 Obligations that are First Tier Eligible Securities as defined above under "Money Market Fund and Institutional Money Market
                 Fund."

                 Municipal Obligations purchased by the Fund may be backed by letters of credit issued by foreign and domestic banks and other financial institutions. Such letters of credit are not necessarily subject to federal deposit insurance and adverse developments in the banking industry could have a negative effect on the credit quality of the Fund's portfolio securities and its ability to maintain a stable net asset value and share price. Letters of credit issued by foreign banks, like other obligations of foreign banks, may involve certain risks in addition to those of domestic obligations. Because the Fund invests in securities backed by banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Fund and affect its share price. See "Other Investment Information - Foreign Securities."

                 Municipal Obligations purchased by the Tax-Exempt Money Market Fund may include variable and floating rate instruments issued by industrial development authorities and other governmental entities. If such instruments are unrated, they will be determined by the Fund's Adviser (under the supervision of the Board of Directors) to be of comparable quality at the time of purchase to First Tier Eligible Securities. While there may be no active secondary market with respect to a particular variable or floating rate demand instrument purchased by the Fund, the Fund may (at any time or during specified periods not exceeding thirteen months, depending upon the instrument involved) demand payment in full of the principal of the instrument and may re-sell the instrument to a third party. The absence of such an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate demand instrument if the issuer defaulted on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss with respect to such instruments.

                 From time to time on a temporary defensive basis due to market conditions, the Tax-Exempt Money Market Fund may hold uninvested cash reserves or invest in short-term taxable money market obligations that are permissible investments for the Money Market Fund, in such proportions as, in the opinion of the Adviser, prevailing market or economic conditions warrant. Uninvested cash reserves will not earn income. Taxable obligations acquired by the Fund will not exceed under normal market conditions 20% of the Fund's total assets at the time of purchase.

                 The two principal classifications of Municipal Obligations which may be held by the Tax-Exempt Money Market Fund are "General Obligation" securities and "Revenue" securities. General Obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the issuer of the facility being financed. Private activity bonds (e.g., bonds issued by industrial development authorities) that are issued by or on behalf of public authorities to finance various privately operated facilities are included within the term "Municipal Obligations" if the interest paid thereon is exempt (subject to federal alternative minimum tax) from federal income tax. (The Fund, however, does not currently intend to acquire private activity bonds that are subject to the federal alternative minimum tax.) Private activity bonds are in most cases Revenue securities and are not payable from the unrestricted revenues of the issuer. The credit quality of such bonds is usually directly related to the credit standing of the corporate user of the facility involved.

                 The Tax-Exempt Money Market Fund may also acquire "Moral Obligation" securities, which are normally issued by special purpose public authorities. If the issuer of Moral Obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

                 The Tax-Exempt Money Market Fund may purchase securities on a "when-issued" or delayed delivery basis and may purchase or sell securities on a "forward commitment" basis. For more information, see "Other Investment Information - When Issued Purchases and Forward Commitments."

                 The Tax-Exempt Money Market Fund may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, a dealer agrees to purchase at the Fund's option specified Municipal Obligations at a price equal to their amortized cost value plus accrued interest. The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

                 Although the Tax-Exempt Money Market Fund does not presently intend to do so on a regular basis, it may invest more than 25% of its assets in Municipal Obligations, the issuers of which are located in the same state or the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Adviser. To the extent that the Fund's assets are concentrated in Municipal Obligations payable from revenues on similar projects or issued by issuers in the same state, the Fund will be subject to the peculiar economic, political and business risks represented by the laws and economic conditions relating to such states and projects to a greater extent than it would be if the Fund's assets were not so concentrated. Furthermore, payment of Municipal Obligations of certain projects may be secured by mortgages or deeds of trust. In the event of a default, enforcement of the mortgages or deeds of trust will be subject to statutory enforcement procedures and limitations, including rights of redemption and limitations on obtaining deficiency judgments. In the event of a foreclosure, collection of the proceeds of the foreclosure may be delayed and the amount of proceeds from the foreclosure may not be sufficient to pay the principal of and accrued interest on the defaulted Municipal Obligations.

                 Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Fund nor the Adviser will review the proceedings relating to the issuance of Municipal Obligations or the bases for such opinions.


BOND FUNDS


                                                  COMPARISON OF PORTICO BOND FUNDS
                                                 ---------------------------------
               SHORT-TERM                                                                              FULL-TERM BOND
               BOND FUND                           INTERMEDIATE-TERM BOND FUNDS                             FUND
------------------------------------------------------------------------------------------------------------------------------------
                PORTICO                       PORTICO                       PORTICO                       PORTICO
               SHORT-TERM                   INTERMEDIATE                   TAX-EXEMPT                       BOND
              BOND MARKET                   BOND MARKET                   INTERMEDIATE                    IMMDEX/TM
                  FUND                          FUND                       BOND FUND                        FUND
------------------------------------------------------------------------------------------------------------------------------------
             The Benchmark:                The Benchmark:                The Benchmark:                The Benchmark:
          Lehman Bros. 1-3 Yr.              Lehman Bros.              Lehman Bros. 5-Year               Lehman Bros
           Gov't./Corp. Bond                Intermediate               General Obligation            Gov't./Corp. Bond
                 Index                Gov't./Corp. Bond Index              Bond Index                      Index
            Average Quality*              Average Quality*              Average Quality*              Average Quality*
            of Holdings - AA              of Holdings - AA             of Holdings - AAA              of Holdings - AA
            Average Maturity              Average Maturity              Average Maturity              Average Maturity
               2.8 Years                     4.6 Years                     4.9 Years                     9.8 Years
           1.7 Years Duration            3.3 Years Duration            4.0 Years Duration            5.1 Years Duration
------------------------------------------------------------------------------------------------------------------------------------

                    Lehman Brothers is neither a sponsor of nor in any way affiliated with Portico Funds.

                    Average quality, maturity, and duration reflect the portfolios as of October 31, 1996, and will change from time to time in connection with the management of the portfolios pursuant to the policies described in this
                    Prospectus.

                    *Dollar-weighted average quality of portfolio securities held by the Funds.


TAXABLE BOND FUNDS

SHORT-TERM BOND     INVESTMENT OBJECTIVES. The SHORT-TERM BOND MARKET FUND
MARKET FUND         seeks to provide an annual rate of total return, before
                    Fund expenses, comparable to the annual rate of total
                    return of the Lehman Brothers 1-3 Year Government/Corporate
                    Bond Index (the "Lehman 1-3 Gov't./Corp."). The
INTERMEDIATE BOND   INTERMEDIATE BOND MARKET FUND seeks to provide an annual
MARKET FUND         rate of total return, before Fund expenses, comparable to
                    the annual rate of total return of the Lehman Brothers
                    Intermediate Government/Corporate Bond Index (the
BOND IMMDEX/TM FUND  "Lehman Intermediate Gov't./Corp."). The BOND IMMDEX/TM
                    FUND seeks to provide an annual rate of total return, before Fund expenses, comparable to the annual rate of total return of the Lehman Brothers Government/Corporate Bond
                    Index (the "Lehman Gov't./Corp.").

                    Each Fund will attempt to achieve its objective by maintaining a comparable duration to that of its benchmark index, and may invest a substantial portion of its assets in securities that are not included in its benchmark index. The Funds, therefore, are not "index" funds, which typically hold only securities that are included in the indices they attempt to replicate.

                    DESCRIPTION OF BOND INDICES. The bond indices are market value weighted total return indices measuring both the principal price changes of and income provided by the underlying universe of securities that comprise the respective index. The bond indices are intended to measure performance of their respective fixed-rate debt market over given time intervals and differ with respect to the maturity range of securities included. Each index is comprised of U.S. Treasury securities, U.S. Government agency securities, dollar denominated debt of certain foreign, sovereign or supranational entities and investment grade corporate debt obligations satisfying the following criteria as defined by Lehman Brothers:

                    - Fixed-rate debt (as opposed to variable-rate debt);
                    - At least one year until maturity;
                    - Minimum outstanding par value of $100 million;
                    - Minimum quality rating of Baa by Moody's Investors
                      Service, Inc. ("Moody's"), BBB by Standard and Poor's Rating Group ("S&P"), or BBB by Fitch Investors Service, Inc. ("Fitch"); and

                    LEHMAN 1-3 GOV'T./CORP.
                    - From one to three years remaining until maturity.

                    LEHMAN INTERMEDIATE GOV'T./CORP.
                    - From one to ten years remaining until maturity.

                    LEHMAN GOV'T./CORP.
                    - From one to thirty years or more remaining until
                      maturity.

                    As of October 31, 1996, 896 issues were included in the Lehman 1-3 Gov't./Corp. representing $1.0 trillion in market value; 3,425 issues were included in the Lehman Intermediate Gov't./Corp. representing $2.3 trillion in market value; and 4,856 issues were included in the Lehman Gov't./Corp. representing $3.2 trillion in market value.

                    INVESTMENT TECHNIQUES. In constructing and maintaining each Fund's portfolio, the Adviser attempts to maintain an overall interest rate sensitivity equivalent to its respective bond index and is intended to produce an annual rate of total return, before Fund expenses, comparable to that of the respective bond index. These techniques are used in conjunction with traditional methods of investment management that rely on economic, financial and market analysis to select portfolio investments.

                    The approach employed by the Adviser in managing each Fund's portfolio is to define and measure the various duration characteristics of each bond index. "Duration" is a term used to express the average time to receipt of expected cash flows (discounted to their present value) on a particular fixed-income instrument or a portfolio of instruments. For example, the duration of a five-year zero coupon bond which pays no interest or principal until the maturity of the bond is five years. This is because a zero coupon bond produces no cash flow until the maturity date. On the other hand, a coupon bond that pays interest semiannually and matures in five years will have a duration of less than five years reflecting the semiannual cash flows resulting from coupon payments.

                    Duration generally defines the effect of interest rate changes on bond prices. However, for large interest rate changes (generally changes of 1% or more) this measure will not completely explain the interest rate sensitivity of a bond.

                    APPLICATION OF INVESTMENT TECHNIQUES. The Adviser will select securities for each Fund's portfolio based upon their expected contribution to the portfolio's overall duration and total return as compared to each bond index. The Adviser expects that typically each Fund will hold less than 200 securities that in the aggregate have similar price sensitivities or durations as the respective bond index. Although the Adviser expects that as a general matter a significant percentage of the securities acquired by each Fund will also be securities that are included in the respective bond index, each Fund may invest more than 50% of its total assets in securities that are not so included.

                    In order to reduce a negative deviation in return between each Fund and the respective bond index, each Fund will normally attempt to be fully invested. The Adviser may engage in practices that are intended to achieve an enhanced return, before Fund expenses, over the respective bond index. As indicated above, each Fund will hold only a percentage of the large number of issues included in its respective bond index. In addition, a Fund may hold securities which are not included in its respective bond index, including stripped government, asset-backed and mortgage-backed obligations, collateralized mortgage obligations, medium-term notes and Eurobonds, among others. This permits the Adviser to engage in sampling and other strategies that are designed to achieve an enhanced incremental gross return above the return on the respective bond index. For example, the Adviser may, in light of current changes in market conditions, "swap" portfolio securities whereby a bond or a group of bonds is sold and another bond or group of bonds is bought that has similar duration characteristics but, in the Adviser's opinion, a higher expected return. Furthermore, the percentage mix of government and corporate issues held by a Fund will differ from the percentage included in its respective bond index whenever, in the Adviser's judgment, such a mix is desirable. Moreover, the average quality of bonds held by each Fund (which is expected to be at least the second highest rating category - AA by S&P or Aa by Moody's) may vary from the average quality of bonds included in its respective bond index, and in selecting among the various securities available for investment by a Fund the Adviser will make its own creditworthiness determinations. These and other practices, although intended to result in a positive incremental return in favor of a Fund, may instead result in a negative deviation.

                    In an effort to make a Fund's duration and return comparable to those of its respective bond index, the Adviser will continue to monitor a Fund's portfolio and market changes in accordance with procedures established by the Adviser under the supervision of the Board of Directors. It should be recognized, however, that while the sensitivity of a Fund's portfolio to interest rate changes is expected to be similar to that of its respective bond index, because of the smaller number of issues held by a Fund, material events affecting a Fund's portfolio (for example, an issuer's decline in credit quality) may influence the performance of a Fund to a greater degree than such events will influence its respective bond index and may prevent a Fund from attaining its investment objective for particular periods. In the event the performance of a Fund is not comparable to the performance of its respective bond index, the Board of Directors will examine the reasons for the deviation and the availability of corrective measures.

                    Each Fund's policy is to invest at least 65% of the total value of its assets in a broad range of corporate, government, government agencies, stripped government, asset-backed and mortgage-backed and collateralized mortgage obligations during normal market conditions, as described in greater detail below. The duration of a Fund will be similar to its respective bond index during normal market conditions. In addition, the dollar-weighted average portfolio maturity of each Fund's portfolio will be more than one year but less than three years for the Short-Term Bond Market Fund; more than three years but less than ten for the Intermediate Bond Market Fund; and greater than five years for the Bond IMMDEX/TM Fund during normal market conditions.

                    The calculation of a Fund's duration and average portfolio maturity will, however, be based on certain estimates relating to the duration and maturity of the securities held by a Fund. There can be no assurance that these estimates will be accurate or that the duration or average portfolio maturity of a Fund will always remain within the maximum limits described above. Debt obligations acquired by each Fund will be rated "investment grade" at the time of purchase by S&P, or Moody's or other nationally recognized rating agencies. That is, obligations will be rated within the four highest rating categories by S&P (AAA, AA, A and BBB), Moody's (Aaa, Aa, A and Baa) or other nationally recognized rating agencies or obligations that are unrated but determined by the Adviser to be comparable in quality to instruments that are so rated. Obligations rated in the lowest of the top four rating categories are considered to have speculative characteristics and are subject to greater credit and market risk than higher rated securities. As a result, the market value of these securities may be expected to fluctuate more than those of securities with higher ratings. Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by that Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the security. The Adviser will sell promptly any securities that are non-investment grade as a result of these events that exceed 5% of the Fund's net assets. See Appendix A to the Statement of Additional Information for a description of applicable debt ratings.

                    Each Fund may make limited investments in guaranteed investment contracts ("GICs") issued by highly rated U.S. insurance companies. Pursuant to such contracts, the Fund makes cash contributions to a separate account of the insurance company which has been segregated from the general assets of the issuer. The insurance company then pays to the Fund at the end of the contract an amount equal to the cash contributions adjusted for the total return of an index. A GIC is a separate account obligation of the issuing insurance company. The Fund will only purchase GICs from issuers which, at the time of purchase, are rated A or higher by Moody's or S&P, have assets of $1 billion or more and meet quality and credit standards established by the Adviser. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. Therefore, GICs are considered by the Fund to be subject to the 10% limitation on illiquid investments described under "Other Investment Information." Generally, a GIC allows a purchaser to buy an annuity with the money accumulated under the contract; however, the Fund will not purchase any such annuities.

                    The Funds may invest in certain other securities not contained in the indices such as options, futures, repurchase agreements and other cash market instruments. See "Other Investment Information."

                    The value of each Fund's portfolio, as is generally the case with each bond index, can be expected to vary inversely from changes in prevailing interest rates.

TAX-EXEMPT          The investment objective of the Tax-Exempt Intermediate
INTERMEDIATE        Bond Fund is to seek to provide current income that is
BOND FUND           substantially exempt from federal income tax and emphasize total return with relatively low volatility of principal.
                    The Fund will invest primarily in investment grade intermediate-term municipal obligations issued by state and local governments exempt from federal income tax. In pursuing its investment objective, the Fund invests in a diversified portfolio of Municipal Obligations (as defined above under "Tax-Exempt Money Market Fund"). As a fundamental policy, the Fund will invest at least 80% of its net assets in securities, the interest on which is exempt from regular federal income and alternative minimum taxes, except during defensive periods. (See "Investment
                    Limitations.") The Fund intends to maintain an average weighted maturity between three and ten years. There is no limit on the maturity of any individual security in the Fund.

                    For a discussion of "General Obligation," "Revenue" and "Moral Obligation" securities, see "Tax-Exempt Money Market Fund" above.

                    Although the Fund does not presently intend to do so on a regular basis, it may invest more than 25% of its assets in Municipal Obligations, the issuers of which are located in the same state or the interest on which is paid solely from revenues of similar projects. For a discussion of the risks involved with concentrating in such types of investments, see "Tax-Exempt Money Market Fund."

                    Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Fund nor the Adviser will review the proceedings relating to the issuance of Municipal Obligations or the bases for such opinions.

                    Municipal Obligations purchased by the Fund will be investment grade at the time of purchase. See "Taxable Bond Funds - Application of Investment Techniques" above for a description of "investment grade securities." The Fund may also purchase Municipal Obligations which are unrated at the time of purchase but are determined to be of comparable quality by the Adviser or have comparable ratings from other nationally recognized rating agencies. The Fund may also acquire municipal notes and other short-term obligations rated SP-1 by S&P, or MIG-1 by Moody's; tax-exempt commercial paper rated A-1 or higher by S&P, or VMIG-1 by Moody's. Subsequent to its purchase by the Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such event in determining whether the Fund should continue to hold the security. The Adviser will sell promptly any securities that are not rated investment grade by at least one nationally recognized rating agency and that exceed 5% of the Fund's net assets. As indicated, the Fund's cash balances may be invested in short-term municipal notes and tax-exempt commercial paper, as well as municipal bonds with remaining maturities of thirteen months or less and securities issued by other investment companies which invest in high quality, short-term municipal debt securities. Except during temporary defensive periods, at least 65% of the Fund's total assets will be invested in bonds and debentures. The value of the Fund's portfolio can be expected to vary inversely to changes in prevailing interest rates.

                    Municipal Obligations purchased by the Fund may be backed by letters of credit issued by foreign and domestic banks and other financial institutions. Such letters of credit are not necessarily subject to federal deposit insurance and adverse developments in the banking industry could have a negative effect on the credit quality of the Fund's portfolio securities and its ability to maintain a stable net asset value and share price. Letters of credit issued by foreign banks, like other obligations of foreign banks, may involve certain risks in addition to those of domestic obligations. See "Other Investment Information - Foreign Securities."

                    Municipal Obligations purchased by the Fund may include variable and floating rate instruments issued by industrial development authorities and other governmental entities. If such instruments are unrated, they will be determined by the Fund's Adviser (under the supervision of the Board of Directors) to be of comparable quality at the time of purchase to investment grade. While there may be no active secondary market with respect to a particular variable or floating rate demand instrument purchased by the Fund, the Fund may (at any time or during specified periods not exceeding thirteen months, depending upon the instrument involved) demand payment in full of the principal of the instrument and has the right to resell the instrument to a third party. The absence of such an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate demand instrument if the issuer defaulted on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss with respect to such instruments.

                    In addition, from time to time, on a temporary defensive basis due to market conditions, the Fund may hold without any limitation uninvested cash reserves and invest without any limitations in high quality short-term taxable money market obligations in such proportions as in the opinion of the Adviser, prevailing market or economic conditions warrant. Uninvested cash reserves will not earn income. See "Other Investment Information - Money Market Instruments" below. Taxable obligations acquired by the Fund will not exceed under normal market conditions 20% of the Fund's net assets at the time of purchase.

                    The Fund may purchase put options on Municipal Obligations. A put gives the Fund the right to sell a Municipal Obligation at a specified price at any time before a specified date. A put will be sold, transferred or assigned only with the related Municipal Obligation. The Fund will acquire puts only to enhance liquidity, shorten the maturity of the related municipal security or permit the Fund to invest its assets at more favorable rates. The aggregate price of a security subject to a put may be higher than the price which otherwise would be paid for the security without such an option, thereby increasing the security's cost and reducing its yield.

                    The Fund may also acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. See "Tax-Exempt Money Market Fund" for a description of stand-by commitments.

                    In addition, the Fund may acquire municipal lease obligations which are issued by a state or local government or authority to acquire land and a wide variety of equipment and facilities. These obligations typically are not fully backed by the municipality's credit, and their interest may become taxable if the lease is assigned. If the funds are not appropriated for the following year's lease payments, the lease may terminate, with the possibility of default on the lease obligation and significant loss to the Fund. Certificates of participation in municipal lease obligations or installment sale contracts entitle the holder to a proportionate interest in the lease-purchase payments made. The Adviser determines and monitors the liquidity of municipal lease obligations (including certificates of participation) under guidelines approved by the Board of Directors requiring the Adviser to evaluate the credit quality of such obligations and report on the nature of and the Fund's trading experience in the municipal lease market. Under the guidelines, municipal lease obligations that are not readily marketable and transferable are treated as illiquid. The Fund will not knowingly invest more than 10% of the value of its net assets in securities, including municipal leases, that are illiquid.

EQUITY FUNDS

BALANCED FUND       INVESTMENT OBJECTIVE. The investment objective of the
                    Balanced Fund is to achieve a balance of capital appreciation and current income with relatively low volatility of capital. The Fund seeks to achieve its objective through a policy of diversified investments in fixed-income and equity securities. Equity securities will be selected on the basis of their potential for capital appreciation. Current income will not be a significant consideration in the selection of equity securities. Fixed-income securities will be selected in an effort to provide an annual rate of total return with respect to the fixed-income portion of the Fund's portfolio that is similar to the annual rate of total return of the Lehman Brothers
                    Government/Corporate Bond Index on a consistent basis. In investing in fixed-income securities, the Adviser will use specialized quantitative investment techniques. (For a description of the Lehman Brothers Government/Corporate
                    Bond Index see "Bond Funds - Description of Bond Indices."
                    For a description of the specialized quantitative investment techniques see "Investment Techniques" below).

                    The Fund's policy is to invest at least 25% of the value of its total assets in fixed-income senior securities and at least 50% and no more than 65% in equity securities at all times. The actual percentage of assets invested in fixed-income and equity securities will vary from time to time, depending on the judgment of the Adviser as to the general market and economic conditions, trends and yields, interest rates and fiscal and monetary developments.

                    INVESTMENT TECHNIQUES. Most equity securities held by the Fund will be publicly traded common stocks of companies incorporated in the United States, although up to 25% of its total assets may be invested, either directly or through investments in sponsored American Depository Receipts, in the securities of foreign issuers. From time to time, the Fund may also acquire preferred stocks. In addition, the Fund may invest in domestic securities convertible into common stock, such as certain bonds and preferred stocks, and may invest up to 5% of its net assets in other types of domestic securities having common stock characteristics, such as rights and warrants to purchase equity securities.

                    The Fund generally invests in companies that the Adviser considers to be well managed and to have "attractive fundamental financial characteristics." Attractive fundamental financial characteristics include, among other factors, low debt, return on equity substantially above the market average and consistent revenue and earnings per share growth over the prior three to five years. Companies in which the Fund may make equity investments generally will have stock market capitalizations between $100 million and $10 billion. The median stock market capitalization is generally anticipated to be between $1 billion and $3 billion and the weighted average stock market capitalization is generally anticipated to be between $1.5 billion and $5 billion. Stock market capitalizations are calculated by multiplying the total number of common shares outstanding by the market price per share. The Fund may also invest from time to time a portion of its assets, not to exceed 20% at the time of purchase, in companies with larger or smaller market capitalizations.

                    In constructing and maintaining the fixed-income portion of the portfolio, the Adviser attempts to achieve an annual rate of total return, before Fund expenses, comparable to that of the Lehman Brothers Government/Corporate Bond Index. See "Bond Funds - Description of Bond Indices." Specialized structured investment management techniques are used in conjunction with traditional methods of investment management that rely on economic, financial and market analysis to select portfolio investments.

                    Fixed-income securities purchased by the Fund may include a broad range of corporate, government, government agency, stripped government, asset-backed and mortgage-backed obligations. The Fund may purchase fixed-income securities without regard to any maturity limitation.

                    Debt obligations acquired by the Fund will be "investment grade," as described above under "Taxable Bond Funds - Application of Investment Techniques," at the time of purchase, or unrated obligations deemed by the Adviser to be comparable in quality to instruments so rated.

GROWTH AND          INVESTMENT OBJECTIVE. The investment objective of the
INCOME FUND         Growth and Income Fund is to seek both reasonable income
                    and long-term capital appreciation. In seeking to obtain
                    "reasonable income," the Fund will emphasize income-producing securities.

                    Common stocks purchased by the Fund will be selected primarily from a universe of domestic companies that have established dividend-paying histories. During normal market conditions, at least 50% of the Fund's net assets will be invested in income-producing equity securities and each company initially selected for inclusion in the Fund's portfolio must pay a current dividend. In addition to dividend considerations, the Fund generally invests in medium- to large-sized companies with stock market capitalizations over $750 million that the Adviser considers to be well managed and to have attractive fundamental financial characteristics. See "Balanced Fund" for a description of "attractive fundamental financial characteristics." The Fund may also invest a portion of its assets, not to exceed 20% at the time of purchase, in companies with smaller market capitalizations. The median stock market capitalization is generally expected to be between $2 billion and $5 billion and the weighted average stock market capitalizations between $9 billion and $15 billion.

                    In addition to investments in common stocks, the Fund may invest in bonds, notes, debentures and preferred stocks convertible into common stocks but only to the extent that those securities also provide a current interest or dividend payment stream. Although convertible securities frequently have speculative characteristics and may be acquired by the Fund without regard to minimum quality ratings, the Fund intends to invest less than 5% of its net assets in non-investment grade securities. Up to 25% of the Fund's total assets may be invested, either directly or through sponsored American Depository Receipts, in the securities of foreign issuers. The Fund may also purchase put and call options, sell covered call options and enter into transactions involving futures contracts and options on futures as described later in this Prospectus.

                    The Fund may, to the extent consistent with its investment objective, purchase nonconvertible debt securities. Such debt obligations acquired by the Fund will be investment grade, as described above under "Taxable Bond Funds - Application of Investment Techniques," at the time of purchase or unrated obligations deemed by the Adviser to be comparable in quality to instruments so rated.

EQUITY INDEX FUND   INVESTMENT OBJECTIVE. The investment objective of the
                    Equity Index Fund is to seek returns, before Fund expenses, comparable to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the S&P 500 Index. Under normal market conditions, the Fund intends to invest substantially all of its total assets in securities included in the S&P 500 Index.

                    In seeking to attain its investment objective, the Fund uses the S&P 500 Index as the standard performance comparison because it represents approximately two-thirds of the total market value of all domestic common stocks and is well known to investors. The S&P 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. Standard & Poor's selects the stocks included in the S&P 500 Index on a statistical basis, and the S&P 500 Index is heavily weighted toward stocks with large market capitalizations. The S&P 500 Index and the Equity Index Fund currently have a median stock market capitalization of $5.3 billion and a weighted average stock market capitalization of $36 billion. Standard & Poor's makes no representation or warranty, implied or express, to the purchasers of Fund shares, or any member of the public, regarding the advisability of investing in index funds or the ability of the S&P 500 Index to track general stock market performance.

                    PORTFOLIO MANAGEMENT. Traditional methods of fund investment management typically involve relatively frequent changes in a portfolio of securities on the basis of economic, financial and market analysis. Index funds such as the Equity Index Fund are not managed in this manner, however. Instead, with the aid of a computer program, the Adviser purchases and sells securities for the Fund in an attempt to produce investment results that substantially duplicate the performance of the common stocks of the issuers represented in the S&P 500 Index, taking into account redemptions, sales of additional Fund shares and other adjustments as described below.

                    The Fund does not expect to hold at any particular time all of the stocks included in the S&P 500 Index. The Adviser believes, however, that through the application of a capitalization weighting and sector balancing technique that it will be able to construct and maintain the Fund's investment portfolio so that it reasonably tracks the performance of the S&P 500 Index.

                    The Adviser believes that the Fund will, under normal conditions, hold securities of approximately 400 to 475 issuers included in the S&P 500 Index, and that the quarterly performance of the Fund and the S&P 500 Index will be within +0.3% under normal market conditions. Redemptions of a substantial number of shares of the Fund could, however, reduce the number of issuers represented in the Fund's investment portfolio, which could, in turn, adversely affect the accuracy with which the Fund tracks the performance of the S&P 500 Index. In the event the performance of the Fund is not comparable to the performance of the S&P 500 Index, the Board of Directors will examine the reasons for the deviation and the availability of corrective measures. These measures would include additional fee waivers by the Adviser and Co-Administrators or adjustments to the Adviser's portfolio management practices. If substantial deviation in the Fund's performance continued for extended periods, it is expected the Board of Directors would consider possible changes to the Fund's investment objective.

                    If an issuer drops in ranking, or is eliminated entirely from the S&P 500 Index, the Adviser may be required to sell some or all of the common stock of such issuer then held by the Fund. Sales of portfolio securities may be made at times when, if the Adviser were not required to effect purchases and sales of portfolio securities in accordance with the S&P 500 Index, such securities might not be sold. Such sales may result in lower prices for such securities than may have been realized or in losses that may not have been incurred if the Adviser were not required to effect the purchases and sales. "Adverse events" will not necessarily be the basis for the disposition of portfolio securities, unless an event causes the issuer to be eliminated entirely from the S&P 500 Index. "Adverse events" include the failure of an issuer to declare or pay dividends, the institution against an issuer of materially adverse legal proceedings, the existence or threat of defaults materially and adversely affecting an issuer's future declaration and payment of dividends, or the existence of other materially adverse credit factors. However, although the Adviser does not intend to screen securities for investment by the Fund by traditional methods of financial and market analysis, the Adviser will monitor the Fund's investment with a view towards removing stocks of companies which may impair for any reason the Fund's ability to achieve its investment objective.

                    The Fund invests primarily in the common stocks that comprise the S&P 500 Index in accordance with their relative capitalization and sector weightings as described above. It is possible, however, that the Fund will from time to time receive, as a part of a "spin-off" or other corporate reorganization of an issuer included in the S&P 500 Index, securities that are themselves outside the S&P 500 Index. Such securities will be disposed of by the Fund in due course consistent with the Fund's investment objective.

                    A portion of the Fund's assets may be invested in options and futures contracts as described below under "Other Investment Information."

MIDCORE GROWTH FUND INVESTMENT OBJECTIVE. The investment objective of the
                    MidCore Growth Fund is capital appreciation. The Fund seeks to achieve its objective through investment in securities of medium- to large-sized companies, selected on the basis of their potential for price appreciation. Current income is not a significant consideration in the selection of securities for this Fund.

                    The Fund's policy is to invest at least 50% of the value of its total assets in equity securities under normal market conditions. Most equity securities held by the Fund will be publicly traded common stocks of companies incorporated in the United States, although up to 25% of its total assets may be invested, either directly or through investments in American Depository Receipts, in the securities of foreign issuers. From time to time, the Fund may also acquire preferred stocks and obligations, such as bonds, debentures and notes, that in the opinion of the Adviser present opportunities for capital appreciation. In addition, the Fund may invest in securities convertible into common stock, such as certain bonds and preferred stocks.

                    The Fund generally invests in medium- to large-sized companies, with stock market capitalizations over $750 million, that the Adviser considers to be well managed and to have attractive fundamental financial characteristics. See "Balanced Fund" above for description of "attractive fundamental financial characteristics." The Adviser intends to focus its selection of securities on medium-sized companies and anticipates the Fund's median capitalization would be between $2 billion and $2.8 billion; compared with the S&P 500 Index which currently has a median capitalization of $4.7 billion. The Fund may also invest from time to time a portion of its assets, not to exceed 20% at the time of purchase, in companies with market capitalizations below $750 million.

                    The Fund may, to the extent consistent with its investment objective, purchase nonconvertible debt securities. Such debt obligations acquired by the Fund will be investment grade, as described above under "Taxable Bond Funds - Application of Investment Techniques," at the time of purchase or unrated obligations deemed by the Adviser to be comparable in quality to instruments so rated.

SPECIAL GROWTH FUND INVESTMENT OBJECTIVE. The investment objective of the
                    Special Growth Fund is capital appreciation. The Fund seeks to achieve its objective through investments in securities of small- to medium-sized companies. Current income is not a significant consideration in the selection of securities for this Fund. Securities are selected for the Fund by the Adviser on the basis of their potential for price appreciation.

                    The Fund's policy is to invest at least 50% of the value of its total assets in equity securities under normal market conditions. Most equity securities held by the Fund will be publicly traded common stocks of companies incorporated in the United States, although up to 25% of its total assets may be invested, either directly or through investments in American Depository Receipts, in the securities of foreign issuers. From time to time, the Fund may also acquire preferred stocks and obligations, such as bonds, debentures and notes, that in the opinion of the Adviser present opportunities for capital appreciation. In addition, the Fund may invest in securities convertible into common stock, such as certain bonds and preferred stocks, and may invest up to 5% of its net assets in other types of securities having common stock characteristics, such as rights and warrants to purchase equity securities.
                    The Fund generally invests in small- to medium-sized companies that the Adviser considers to be well managed and to have attractive fundamental financial characteristics. See "Balanced Fund" above for a description of "attractive fundamental financial characteristics." The Adviser believes greater potential for price appreciation exists among small- to medium-sized companies since they tend to be less widely followed by other securities analysts and thus may be more likely to be undervalued by the market. Companies with stock market capitalizations between $250 million and $5 billion are considered by the Adviser to be small- to medium-sized. The Fund generally anticipates the median stock market capitalization to be between $1.0 billion to $2.0 billion and the weighted average to be between $1.5 billion and $3 billion. The Fund may also invest from time to time a portion of its assets, not to exceed 20% at the time of purchase, in companies with larger or smaller market capitalizations.

                    Securities of unseasoned companies, that is, companies with less than three years' continuous operation, which present risks considerably greater than do common stocks of more established companies, may be acquired from time to time by the Fund when the Adviser believes such investments offer possibilities of attractive capital appreciation. However, the Fund will not invest more than 5% of the value of its total assets in the securities of unseasoned companies. In addition, the Adviser may, to the extent consistent with the Fund's investment objective of capital appreciation, acquire for the Fund, bonds and other debt securities. Debt obligations acquired by the Fund will be investment grade, as described above under "Taxable Bond Funds - Application of Investment Techniques," at the time of purchase or unrated obligations deemed by the Adviser to be comparable in quality to instruments so rated.

                    In view of the specialized nature of its investment activities, investment in the Fund's shares may be suitable only for those investors who are prepared to invest without concern for current income and are financially able to assume risk in search of long-term capital gain.

INTERNATIONAL       INVESTMENT OBJECTIVE. The investment objective of the
EQUITY FUND         International Equity Fund is to seek capital appreciation
                    through investment in foreign equity securities of small- to medium-sized companies. The Fund pursues its objective by investing under normal market conditions substantially all (and in any event at least 65%) of the value of its total assets in foreign common stocks and equity related securities (including convertible securities and warrants) of small to medium market capitalization (generally between $250 million and $5 billion) issuers included in the gross domestic product weighted Morgan Stanley Capital
                    International Europe, Australia and Far East Index (the
                    "GDP EAFE Index" or "Index"). The Fund will not follow traditional methods of fund management but rather investments will be selected through a structured selection process based on the GDP EAFE Index and its country weightings. The Fund will attempt to duplicate substantially the country weightings of the GDP EAFE Index and, within these parameters, invest primarily in companies included in the Index with small to medium market capitalizations. The Adviser believes that companies with small to medium market capitalizations present greater long-term growth potential than companies with larger market capitalizations. Although the Fund will follow this structured selection process based on the GDP EAFE Index, its country weightings may differ from the actual weightings of the Index, and its performance will not necessarily be comparable to the performance of the Index because of the Fund's selected market capitalization range.
                    It is not the Fund's objective to track the performance or replicate the holdings of the entire Index.

                    GDP EAFE INDEX. The GDP EAFE Index is composed of a sample of companies representative of the market structure of 20 European and Pacific Basin countries. The objective of the GDP EAFE Index is to represent an unmanaged portfolio containing a broad selection of companies listed within each local market included in the Index. The GDP EAFE Index seeks to replicate the industry composition of each local market, and a representative sampling of large, medium and small capitalization companies from each local market, taking into account the stocks' liquidity. The securities included in the Index and the industry weightings within each local market are changed periodically. The country weightings, which are based on each country's relative gross domestic product, are adjusted periodically throughout the year. As of October 31, 1996, the total GDP EAFE Index included 1,107 companies in 20 European and Pacific Basin countries. Approximately 787 companies (out of 1,107 in the GDP EAFE Index) or about 24% of the dollar amount of the total Index fall in the Fund's selected market capitalization range. The following table lists the countries included in the GDP EAFE Index and their weightings in the Index as of October 31, 1996.


                                           GDP EAFE INDEX
                                            COMPOSITION
                                                            GDP EAFE
                                                       % OF TOTAL MARKET
                         MARKET                         CAPITALIZATION1
                         Austria                               1.6%
                         Belgium                               2.0
                         Denmark                               1.8
                         Finland                               1.1
                         France                               11.8
                         Germany                              18.5
                         Ireland                               0.5
                         Italy                                 8.0
                         Netherlands                           3.1
                         Norway                                1.1
                         Spain                                 4.4
                         Sweden                                2.0
                         Switzerland                           2.2
                         United Kingdom                        8.9
                         EUROPE                               67.0%
                         Australia                             2.6%
                         Hong Kong                             1.1
                         Japan                                27.8
                         Malaysia                              0.6
                         New Zealand                           0.4
                         Singapore                             0.5
                         PACIFIC                              33.0%
                         TOTAL                               100.0%

                  1 The weightings are as of October 31, 1996 and will fluctuate. Because the Fund does not expect to hold at any particular time all of the stocks included in the Index or, depending on the asset size of the Fund, stocks of companies located in all of the countries comprising the Index, the information should be considered only as an approximation of the Fund's intended exposure to the countries indicated.

                 The Adviser and Sub-Adviser utilize the "gross domestic product weighted" Index in order to reduce the relative exposure to any single country (namely, Japan) which results from an Index that is capitalization weighted. In reducing the relative exposure to Japan, the weighting process increases the representation of certain other countries within the Index. Notwithstanding the GDP weighting, as of October 31, 1996, securities from Japan, Germany and France represented on a GDP weighted basis an aggregate of approximately 58% of the Index. Therefore, stocks from these countries will represent a correspondingly large component of the Fund's total assets. Such a large investment in these markets subjects the Fund to relatively greater exposure to the political and economic circumstances of these countries. Based upon the current country weightings of the Index, the Fund intends to invest more than 25% of its total assets in Japan. To the extent the Fund's assets are concentrated in the securities of Japanese issuers, the Fund will be subject to a greater extent to the risks of adverse social, political or economic events which occur in Japan. Specifically, investments in the Japanese stock market may entail a higher degree of risk than investments in other markets. By fundamental measures of corporate valuation, such as its high price-earnings ratios and low dividend yields, the Japanese markets as a whole may presently appear expensive relative to other world stock markets (i.e., the prices of Japanese stocks may presently be relatively high). In addition, the prices of securities traded on the Japanese markets may be more volatile than many other markets.

                 The "GDP EAFE Index" is a registered service mark of Morgan Stanley Capital International, which does not sponsor and is in no way affiliated with the Fund. Inclusion of a security in the GDP EAFE Index in no way implies an opinion by Morgan Stanley Capital International as to its attractiveness or appropriateness as an investment. The publication of the GDP EAFE Index is not made in connection with any sale or offer for sale of securities or any solicitations of orders for the purchase of securities, and Morgan Stanley Capital International has no liability, contingent or otherwise, to any person for any loss arising from results obtained from the use of the Index data.

                 PORTFOLIO MANAGEMENT. Traditional methods of fund investment management typically involve changes in a portfolio of securities based on economic, financial and market analysis. The Fund is not managed in this manner. The Adviser and Sub-Adviser will use a structured selection process described below to select securities for the Fund from those included in the GDP EAFE Index. The structured selection process utilized by the Fund will attempt to duplicate substantially the GDP EAFE Index country weightings. When purchasing securities for the Fund's portfolio, the relative market capitalization weightings of the equity securities included in each of the local markets of the GDP EAFE Index will be considered. The weighted capitalization of an issuer is determined by dividing the issuer's market capitalization by the total market capitalizations of all issuers included in the local market. Stocks in the GDP EAFE Index will be selected within each market with market capitalizations at the time of acquisition of between $250 million and $5 billion. The Fund may retain up to 20% of its total assets directly in stocks of companies whose market capitalizations either rise above $5 billion or fall below $250 million after acquisition but are still included in the GDP EAFE Index (and may invest up to an additional 10% of its total assets indirectly in such stocks through the use of international stock index futures contracts and related options). Companies with larger market capitalizations that are included in the Index will not be purchased except indirectly through the investment in international stock index futures contracts and related options.

                 Since the Fund bases its stock selection process on the country weightings of the GDP EAFE Index, the Fund will normally invest in the securities which are included in the Index. The Fund may, however, acquire a security that at the time of purchase is not included in the GDP EAFE Index if Morgan Stanley Capital International has announced that the security will be included at the next adjustment of the Index. It is anticipated that no more than 5% of the Fund's assets would be invested in equity securities which, at the time of purchase, are not included in the GDP EAFE Index. The Fund may also invest up to 15% of the Fund's total assets in warrants to purchase, and securities convertible into, securities included in the Index. Up to 15% of its total assets may be invested in eligible securities that are held in the form of American Depository Receipts, European Depository Receipts, and Global Depository Receipts. The Fund may also invest in international stock index futures contracts. For further discussion of American Depository Receipts, European Depository Receipts, and Global Depository Receipts and stock index futures contracts, see "Other Investment Information" below.

                 On a periodic basis, the Adviser and Sub-Adviser, through reports of the International Monetary Fund, will monitor developments relating to the gross domestic product of countries within the Index. The Fund will be periodically rebalanced to reflect these changes in country weightings through the investment of new money received by the Fund. In June of each year, Morgan Stanley Capital International revises all of the country weightings of the Index. At that time, the Fund, through the investment of new money or through the reallocation of current portfolio holdings, will rebalance the portfolio in light of the adjustments made by Morgan Stanley Capital International to the Index's country weightings.

                 Although the Fund will attempt to duplicate substantially the country weightings of the GDP EAFE Index, the Fund will not hold at any particular time all of the stocks included in the Index because of the Fund's selected market capitalization range. The volatility of the Fund may, therefore, be more or less than the Index because of the Fund's selected market capitalization range. Approximately 787 securities (out of 1,107 in the GDP EAFE Index) fall in the Fund's selected market capitalization range representing 24% of the dollar amount of the total Index. The volatility of the Fund may be more or less than the Index depending on the securities held by the Fund. Depending upon the total asset size of the Fund, the number of securities held by the Fund is expected to vary from 450 to 750 and to represent 16 to 20 countries of the GDP EAFE Index. Redemptions of a substantial number of shares of the Fund could, however, reduce the number of issuers represented in the Fund's investment portfolio, which could, in turn, adversely affect the accuracy with which the Fund tracks the country and industry allocation of the GDP EAFE Index.

                 To maintain liquidity in an amount to meet anticipated redemption requests or for day to day operating purposes, a portion of the Fund's assets (normally not exceeding 5% of total assets) may be invested in money market instruments and other short-term obligations. See "Other Investment Information - Money Market Instruments." In addition, to the extent the Fund experiences cash inflows through the issuance of new shares or the sale of portfolio securities, or at times when desirable equity securities which are consistent with the Fund's investment objective are unavailable in sufficient quantities, the Fund may invest in short-term obligations for a limited time. It is the policy of the Fund to be as fully invested as practicable in equity and equity related securities (and stock index futures) at all times. While this policy permits the Fund to take full advantage of a period of rising international stock prices, it limits the Fund from investing in short-term debt securities as a defensive investment posture during falling markets (except as described above). Accordingly, shareowners bear the risk of general declines in stock prices, and bear any risk that the Fund's exposure to such declines will be lessened by investment in short-term debt securities.

                 Because of the Fund's investment policies, securities may be purchased, retained, and sold by the Fund when such transactions would not be consistent with traditional investment criteria. If an issuer drops in ranking, or is eliminated entirely from the GDP EAFE Index, the Adviser and Sub-Adviser will be required to sell some or all of the common stock of such issuer then held by the Fund. Sales of portfolio securities may be made at times when such securities might otherwise have not been sold, if the Adviser and Sub-Adviser were not required to effect purchases and sales of portfolio securities in accordance with the GDP EAFE Index. Such sales may result in lower prices for such securities than may have been realized or in losses that may not have been incurred if the Fund were not required to effect the purchases and sales. Adverse events will not necessarily be the basis for the disposition of portfolio securities, unless an event causes the issuer to be eliminated entirely from the GDP EAFE Index. See "Equity Index Fund" for a description of "adverse events." However, although it is not intended that securities will be screened for investment by the Fund by traditional methods of financial and market analysis, the Fund's investments will be monitored with a view towards removing stocks of companies which may impair for any reason the Fund's ability to achieve its investment policies.

                 Because of the risks associated with international common stock investments, the Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term stock market movements.

OTHER INVESTMENT MONEY MARKET INSTRUMENTS. The Funds may hold short-term U.S.
INFORMATION      Government obligations, high quality money market instruments
                 (i.e., rated A-1 or better by S&P or Prime-1 or better by Moody's or unrated instruments deemed by the Adviser to be of comparable quality), repurchase agreements, bank obligations and cash, pending investment, to meet anticipated redemption requests if, in the opinion of the Adviser, other suitable securities are unavailable. The foregoing investments may include among other things commercial paper, variable amount master demand notes and corporate bonds with remaining maturities of thirteen months or less and may be in such proportions as, in the opinion of the Adviser, existing circumstances may warrant. Variable amount master demand notes are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Although the notes are not normally traded and there may be no secondary market in the notes, the Funds may demand payment of the principal of the instrument at any time.
                 The notes are not typically rated by credit rating agencies, but they must satisfy the criteria set forth above for high quality money market instruments. If an issuer of a variable amount master demand note defaulted on its payment obligation, the Funds might be unable to dispose of the note because of the absence of a secondary market and might, for this or other reasons, suffer a loss to the extent of the default. The Funds invest in variable amount master demand notes only when the Adviser deems the investment to involve minimal credit risk.
                 The Funds may also invest in obligations of foreign banks and foreign branches of U.S. banks.

                 SECURITIES OF OTHER INVESTMENT COMPANIES. In connection with the management of daily cash positions, each Money Market Fund may invest in securities issued by other investment companies with investment objectives and policies similar to their own which invest in First Tier Eligible Securities and which determine their net asset value per share based on the amortized cost or penny-rounding method valuation. In addition, the Bond and Equity Funds may invest their cash balances in securities issued by other investment companies which invest in high quality, short-term debt securities. None of the Funds will invest in any other Portico Fund. Securities of other investment companies will be acquired by a Fund within the limits prescribed by the Investment Company Act of 1940 (the "1940 Act"). In addition to the advisory fees and other expenses the Fund bears directly in connection with its own operations, as a shareowner of another investment company, the Fund would bear its pro rata portion of the other investment company's advisory fees and other expenses, and such fees and other expenses will be borne indirectly by the Fund's shareowners.

                 GOVERNMENT OBLIGATIONS. To the extent consistent with their investment objectives, the Money Market, Institutional Money Market, U.S. Treasury Money Market, U.S. Government Money Market, Short-Term Bond Market, Intermediate Bond Market, Bond IMMDEX/TM and Balanced Funds may invest in a variety of U.S. Treasury obligations consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and time of issuance. These Funds may also invest in other securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Obligations of certain agencies and instrumentalities, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentalities. No assurance can be given that the U.S. Government would provide financial support to its agencies or instrumentalities if it is not obligated to do so by law. There is no assurance that these commitments will be undertaken or complied with in the future.

                 MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The Short-Term Bond Market, Intermediate Bond Market, Bond IMMDEX/TM and Balanced Funds may purchase residential and commercial mortgage-backed as well as other asset-backed securities (i.e., securities backed by credit card receivables, automobile loans or other assets). The average life of these securities varies with the maturities of the underlying instruments which, in the case of mortgages, have maximum maturities of thirty years. The average life of a mortgage-backed instrument may be substantially less than the original maturity of the mortgages underlying the securities as the result of scheduled principal payments and mortgage prepayments. The rate of such mortgage prepayments, and hence the life of the certificates, will be a function of current market rates and current conditions in the relevant housing and commercial markets. In periods of falling interest rates, the rate of mortgage prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by a Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. As a result, the relationship between mortgage prepayments and interest rates may give some high-yielding mortgage-related securities less potential for growth in value than non-callable bonds with comparable maturities. In calculating the average weighted maturity of each Fund, the maturity of asset-backed securities will be based on estimates of average life. There can be no assurance that these estimates will be accurate.

                 Presently there are several types of mortgage-backed securities which provide the holder with a pro rata interest in the underlying mortgages, and collateralized mortgage obligations ("CMOs") which provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be subject to greater volatility and interest rate risk than other types of mortgage-backed obligations. The Short-Term Bond Market, Intermediate Bond Market and Bond IMMDEX/TM Funds will invest less than 25% of their respective total assets in CMOs.

                 Asset-backed securities may involve certain risks that are not presented by mortgage-backed securities arising primarily from the nature of the underlying assets (i.e., credit card and automobile loan receivables as opposed to real estate mortgages). For example, credit card receivables are generally unsecured and may require the repossession of personal property upon the default of the debtor which may be difficult or impracticable in some cases.

                 Non-mortgage asset-backed securities do not have the benefit of the same security in the collateral as mortgage-backed securities. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to reduce the balance due on the credit cards. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is the risk that the purchaser would acquire an interest superior to that of the holders of related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that payments on the receivables together with recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

                 Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other instruments. Also, while the secondary market for asset-backed securities is ordinarily quite liquid, in times of financial stress the secondary market may not be as liquid as the market for other types of securities, which could result in a Fund's experiencing difficulty in valuing or liquidating such securities.

                 ZERO COUPON OBLIGATIONS. The Short-Term Bond Market, Intermediate Bond Market, Tax-Exempt Intermediate Bond and Bond IMMDEX/TM Funds may acquire zero coupon obligations. Zero coupon obligations have greater price volatility than similar maturity coupon obligations and will not result in the payment of interest until maturity. The Funds will purchase such zero coupon obligations only if the likely relative greater price volatility of such zero coupon obligations is not inconsistent with such Fund's investment objective. The Funds will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareowners and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy each Fund's distribution obligations.

                 RESTRICTED SECURITIES. Each Fund will not knowingly invest more than 10% (except the International Equity Fund which is limited to 5%), and in all cases will not invest more than 15%, of the value of its respective net assets in securities that are illiquid at the time of purchase. Repurchase agreements and time deposits that do not provide for payment to a Fund within seven days, over-the-counter options, and securities that are not registered under the Securities Act of 1933 (the "Act" ) but may be purchased by institutional buyers under Rule 144A, are subject to these limits (unless such securities are variable amount master demand notes with maturities of nine months or less, privately placed commercial paper, or unless the Board of Directors or the Adviser (or Adviser and Sub-Adviser with regard to the International Equity Fund), pursuant to guidelines adopted by the Board of Directors, determines that a liquid trading market exists).

                 BORROWINGS. Each Fund may borrow money to the extent described below under "Investment Limitations." A Fund would borrow money to meet redemption requests prior to the settlement of securities already sold or in the process of being sold by the Fund. If the securities held by a Fund should decline in value while borrowings are outstanding, the net asset value of a Fund's outstanding shares will decline in value by proportionately more than the decline in value suffered by a Fund's securities. As a result, a Fund's share price may be subject to greater fluctuation until the borrowing is paid off.

                 Reverse repurchase agreements are considered to be borrowings under the 1940 Act. At the time a Fund enters into a reverse repurchase agreement (an agreement under which the Fund sells portfolio securities and agrees to repurchase them at an agreed-upon date and price), it will place in a segregated custodial account U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest), and will subsequently monitor the account to insure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price of the securities it is obligated to repurchase.

                 WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS. Each non-money market Fund and the Tax-Exempt Money Market Fund may purchase securities on a "when-issued" or delayed delivery basis and may purchase or sell securities on a "forward commitment" basis. These transactions, which involve a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. The Fund does not accrue income until the securities delivery occurs. When-issued and forward commitment transactions involve the risk, however, that the price or yield obtained in a transaction (and therefore the value of the security) may be less favorable than the price or yield (and therefore the value of the security) available in the market when the securities delivery takes place. Each Fund's forward commitments and when-issued purchases are not expected to exceed 25% of the value of its total assets absent unusual market conditions and in the case of the Tax-Exempt Money Market Fund a forward commitment or commitment to purchase will not exceed forty-five days. These Funds do not intend to engage in when-issued purchases and forward commitments for speculative purposes but only in furtherance of their respective investment objectives.

                 FOREIGN SECURITIES. Each Fund, except the U.S. Treasury Money Market, U.S. Government Money Market and Equity Index Funds, may invest in foreign securities. The Money Market Fund and Institutional Money Market Fund may acquire certain types of bank instruments issued or supported by the credit of foreign banks or foreign branches of domestic banks where the Adviser deems the instrument to present minimal credit risks. The Tax-Exempt Money Market Fund may purchase Municipal Obligations backed by letters of credit issued by foreign banks. The remaining Funds' investments in the securities of foreign issuers may include both obligations of foreign corporations and banks, as well as obligations of foreign governments and their political subdivisions.

                 Investments in foreign securities, whether made directly or through American Depository Receipts, involve certain inherent risks and considerations not typically associated with investing in U.S. companies, such as political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns, changes in exchange rates of foreign currencies and the possibility of adverse changes in investment or exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. In addition, foreign banks and foreign branches of U.S. banks are subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks. Further, foreign stock markets are generally not as developed or efficient as those in the U.S., and in most foreign markets volume and liquidity are less than in the U.S. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign stock exchanges, brokers and companies than in the U.S. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of assets or diplomatic developments that could affect investment within those countries. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including foreign withholding taxes, and other foreign taxes may apply with respect to securities transactions. See "Taxes." Transactions in foreign securities may involve greater time from the trade date until the settlement date than domestic securities transactions, and may involve the risk of possible losses through the holding of securities in custodians and securities depositories in foreign countries. Additional costs associated with an investment in foreign securities may include higher transaction costs and the cost of foreign currency conversions. Changes in foreign exchange rates will also affect the value of securities denominated or quoted in currencies other than the U.S. dollar. In this regard, the Funds do not intend to hedge against foreign currency risk (except on unsettled trades), and changes in currency exchange rates will impact a Fund's net asset value (positively or negatively) irrespective of the performance of the portfolio securities held by the Fund. The Funds and their shareowners may encounter substantial difficulties in obtaining and enforcing judgments against non-U.S. resident individuals and companies. Because of these and other factors, securities of foreign companies acquired by the Funds may be subject to greater fluctuation in price than securities of domestic companies. Furthermore, because the International Equity Fund will invest substantially all (and in any event, at least 65%) of the value of its total assets in foreign securities, the net asset value of the International Equity Fund is expected to be volatile.

                 AMERICAN DEPOSITORY RECEIPTS ("ADRS"), EUROPEAN DEPOSITORY RECEIPTS ("EDRS"), AND GLOBAL DEPOSITORY RECEIPTS ("GDRS").
                 The Short-Term Bond Market, Intermediate Bond Market, Bond IMMDEX/TM, Balanced, Growth and Income, MidCore Growth, Special Growth and International Equity Funds may invest in sponsored ADRs, which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR prices are denominated in U.S. dollars; the underlying security may be denominated in a foreign currency.

                 The International Equity Fund may also invest in EDRs and GDRs. EDRs are receipts issued by a European financial institution evidencing ownership of underlying foreign securities and are usually denominated in foreign currencies. EDRs may not be denominated in the same currency as the securities they represent. Generally, EDRs, in bearer form, are designed for use in the European securities markets. GDRs are issued and traded in several international financial markets. The underlying security may be subject to foreign government taxes which would reduce the yield on such securities. See "Other Investment Information - Foreign Securities" above for a discussion of certain risks in investing in foreign securities.

                 SECURITIES LENDING. Although none of the Funds intend to during the current fiscal year, each of the Funds may lend portfolio securities.

                 STRIPPED SECURITIES. To the extent consistent with their investment objectives, the Money Market, Institutional Money Market, U.S. Government Money Market, Short-Term Bond Market, Intermediate Bond Market, Bond IMMDEX/TM and Balanced Funds may purchase participations in trusts that hold U.S. Treasury and agency securities (such as TIGRs and CATs) and also may purchase Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments of U.S. Government obligations. These participations are issued at a discount to their "face value," and may (particularly in the case of stripped mortgage-backed securities) exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The SEC staff believes that participations in CATs and TIGRs and other similar trusts are not U.S. Government securities. The U.S. Government Money Market Fund may also invest in Government-backed trusts which hold obligations of foreign governments that are guaranteed or backed by the full faith and credit of the United States.

                 OPTIONS. The Short-Term Bond Market, Intermediate Bond Market, Bond IMMDEX/TM, Growth and Income and Equity Index Funds may purchase put and call options in an amount not to exceed 5% of their respective net assets. Such options may relate to particular securities or various stock or bond indices and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Purchasing options is a specialized investment technique which entails a substantial risk of a complete loss of the amount paid as premiums to the writer of the option.

                 The Short-Term Bond Market, Intermediate Bond Market and Bond IMMDEX/TM Funds will engage in unlisted over-the-counter options only with broker-dealers deemed creditworthy by the Adviser. Closing transactions in certain options are usually effected directly with the same broker-dealer that effected the original option transaction. A Fund bears the risk that the broker-dealer will fail to meet its obligations. There is no assurance that a liquid secondary trading market exists for closing out an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to perform in connection with the purchase or sale of options.

                 Each Fund may purchase put options on portfolio securities at or about the same time that it purchases the underlying security or at a later time. By buying a put, a Fund limits its risk of loss from a decline in the market value of the security until the put expires. Any appreciation in the value of and yield otherwise available from the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Call options may be purchased by a Fund in order to acquire the underlying security at a later date at a price that avoids any additional cost that would result from an increase in the market value of the security. A call option may also be purchased to increase a Fund's return to investors at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security. Prior to its expiration, a purchased put or call option may be sold in a "closing sale transaction" (a sale by a Fund, prior to the exercise of the option that it has purchased, of an option of the same series), and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs.

                 In addition, the Short-Term Bond Market, Intermediate Bond Market, Bond IMMDEX/TM, Growth and Income and Equity Index Funds may write call options on securities and on various stock or bond indices. Each Fund may write a call option only if the option is "covered" by the Fund's holding a position in the underlying securities or otherwise, which would allow for immediate satisfaction of its obligation. Such options will be listed on a national securities exchange and the aggregate value of the Fund's assets subject to options written by the Short-Term Bond Market, Intermediate Bond Market, Bond IMMDEX/TM, Growth and Income, and Equity Index Funds will not exceed 5%, 5%, 5%, 25%, and 5%, respectively, of the value of its net assets during the current year. In order to close out an option position, a Fund will be required to enter into a "closing purchase transaction" (the purchase of a call option on a security or an index with the same exercise price and expiration date as the call option which it previously wrote on the same security or index).

                 By writing a covered call option on a security, a Fund foregoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit, and it is not able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction by purchasing an option of the same series. Except to the extent that a written call option on an index is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of securities held by the Fund during the period the option was outstanding. The use of covered call options will not be a primary investment technique of the Funds.

                 For additional information relating to option trading practices and related risks, see the Statement of Additional Information.

                 FUTURES CONTRACTS AND RELATED OPTIONS. The Adviser may determine that it would be in the interest of the Short-Term Bond Market, Intermediate Bond Market, Bond IMMDEX/TM, Growth and Income, Equity Index and International Equity Funds to purchase or sell futures contracts, or options thereon, as a hedge against changes resulting from market conditions in the value of the securities held by the Funds, or of securities which it intends to purchase, to maintain liquidity, to have fuller exposure to price movements in the respective stock or bond index or to reduce transaction costs. For example, a Fund may enter into transactions involving a bond or stock index futures contract, which is a bilateral agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value (which assigns relative values to the securities included in the index) at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying bonds or stocks in the index is made. The Adviser may also determine that it would be in the interest of a Fund to purchase or sell interest rate futures contracts, or options thereon, which provide for the future delivery of specified fixed-income securities. In addition, the Equity Index Fund may purchase and sell futures and related options (based only on the S&P 500 Index) to maintain cash reserves while simulating full investment in the stocks underlying the S&P 500 Index, to keep substantially all of its assets exposed to the market (as represented by the S&P 500 Index), and to reduce transaction costs. The International Equity Fund also may invest in international stock index futures contracts and related options which are traded on an exchange to maintain cash reserves while stimulating full investment in the stocks underlying the GDP EAFE Index, to facilitate trading, reduce transaction costs or seek higher investment returns when a futures contract is priced more attractively than the underlying index. The Funds will not use futures contracts for speculative purposes or to leverage net assets.

                 Risks associated with the use of futures contracts include (a) imperfect correlation between the change in market values of the securities held by a Fund and the prices of bond or stock index futures contracts, (b) the possible lack of a liquid secondary market for futures contracts and the resulting inability of a Fund to close open futures positions and (c) with regard to the International Equity Fund, the limited portion of the Fund's securities which may be included in any one of the foreign stock index futures which may be utilized by the Fund. The Short-Term Bond Market, Intermediate Bond Market, Bond IMMDEX/TM and Growth and Income Funds intend to limit Fund's transactions in futures contracts and related options so that not more than 5% of a Fund's respective net assets are at risk. The Equity Index Fund and International Equity Fund intend to limit their transactions in futures contracts so that not more than 10% of a Fund's respective net assets are at risk. For a more detailed description of futures contracts and futures options, including a discussion of the limitations imposed by federal tax law, see Appendix B to the Statement of Additional Information.

                 CONVERTIBLE SECURITIES AND WARRANTS. The Balanced, Growth and Income, MidCore Growth, Special Growth and International Equity Funds may invest in convertible securities and warrants, including bonds, notes and preferred stock, that may be converted into common stock either at a stated price or within a specified period of time. In investing in convertibles, a Fund is looking for the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock.

                 During normal market conditions, no more than 5% of a Fund's net assets will be purchased or held in convertible or other securities that (1) are not rated at the time of purchase investment grade by S&P, Moody's or other nationally recognized rating agencies; (2) are unrated and have not been determined by the Adviser (or Adviser and Sub-Adviser with regard to the International Equity Fund) to be of comparable quality to a security rated investment grade in the case of the International Equity Fund, have not received the foreign equivalent of investment grade by a rating agency recognized in the local market and determined to be of comparable quality by the Adviser and Sub-Adviser; or (3) in the case of the International Equity Fund, have not received the foreign equivalent of investment grade by a rating agency recognized in the local market and determined to be of comparable quality by the Adviser and Sub-Adviser are unrated and have not been determined by the Adviser and Sub-Adviser to be of comparable quality to a security rated investment grade. Securities rated below investment grade are predominantly "Baa" by Moody's or "BBB" by S&P have speculative and are commonly referred to as junk bonds characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities. To the extent a Fund purchases convertibles rated below investment grade or convertibles that are not rated, a greater risk exists as to the timely repayment of the principal of, and the timely payment of interest or dividends on, such securities. Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below a minimum rating for purchase by the Fund. The Adviser (and Sub-Adviser for the International Equity Fund) will consider such an event in determining whether a Fund should continue to hold the security. The Adviser (and Sub-Adviser for the International Equity Fund) will sell promptly any securities that are non-investment grade as a result of these events and that exceed 5% of a Fund's net assets.

                 The Balanced, Growth and Income, MidCore Growth, Special Growth and International Equity Funds may purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at the specified price during a specified period of time. The purchase of warrants involves the risk that a Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security. During normal market conditions, no more than 5% of each Fund's net assets will be invested in warrants.

                 CONCENTRATION. The Adviser (and Sub-Adviser for the International Equity Fund) anticipates that from time to time certain industry sectors will not be represented in the portfolios of the Equity Funds while other sectors will represent a significant portion. As a matter of fundamental policy, however, the Adviser (and Sub-Adviser for the International Equity Fund) will not purchase any securities which would cause 25% or more of a Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry, and each Fund's investments will be diversified among individual investors.

                 SMALL COMPANIES. Small companies in which the Funds may invest may have limited product lines, markets, or financial resources, or may be dependent upon a small management group, and their securities may be subject to more abrupt or erratic market movements than larger, more established companies, both because their securities are typically traded in lower volume and because the issuers are typically subject to greater degree of changes in their earnings and prospects.

                 BOND INDICES. The Lehman Brothers 1-3 Gov't./Corp., the Lehman Brothers Intermediate Gov't./Corp. and the Lehman Brothers Gov't./Corp. are trademarks of Lehman Brothers. The Funds, their Adviser and Co-Administrators are not affiliated in any way with Lehman Brothers. See "Management of the Funds." Inclusion of a security in the bond indices in no way implies an opinion by Lehman Brothers as to its attractiveness or appropriateness as an investment. Lehman Brothers' publication of the bond indices is not made in connection with any sale or offer for sale of securities or any solicitations of orders for the purchase of securities.

                 PORTFOLIO TURNOVER. Each Fund may sell a portfolio investment soon after its acquisition if the Adviser believes that such a disposition is consistent with attaining the investment objective of the Fund. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A high rate of portfolio turnover (over 100%) may involve correspondingly greater brokerage commission expenses and other transaction costs, which must be borne directly by the Fund and ultimately by its shareowners. High portfolio turnover may result in the realization of substantial net capital gains; to the extent net short-term capital gains are realized, distributions resulting from such gains will be ordinary income for federal income tax purposes. (See "Taxes-Federal.") See "Financial Highlights" for the Funds' portfolio turnover rates.

PURCHASE         Institutional Shares of the Bond and Equity Funds and Shares
OF SHARES        of the Money Market Funds are offered and sold on a continuous basis by the distributor for the Funds, B.C. Ziegler and Company (the "Distributor"), which is independent of the Adviser. The Distributor is a registered broker-dealer with offices at 215 North Main Street, West Bend, Wisconsin 53095.

                 Institutional Shares of the Bond and Equity Funds are exclusively sold to and held by (a) trust, agency or custodial accounts opened through a Firstar Corporation trust department, trust company or trust affiliate; (b) employer-sponsored qualified retirement plans and (c) clients of FIRMCO. All share purchases are effected pursuant to a customer's account at Firstar Trust Company ("Firstar Trust") or at another chosen institution pursuant to procedures established in connection with the requirements of the account. Confirmations of share purchases and redemptions will be sent to Firstar Trust or the other institution involved. Firstar Trust and the other institutions (or their nominees) (collectively referred to as "Institutions") will normally be the holders of record of Fund shares, and will reflect their customers' beneficial ownership of shares in the account statements provided by them to their customers. The exercise of voting rights and the delivery to customers of shareowner communications from the Fund will be governed by the customers' account agreements with Firstar Trust and the other Institutions. Investors wishing to purchase shares of the Funds should contact their account representatives.

                 Institutional Shares and Shares of the Money Market Funds are sold without a charge imposed by the Fund, although Institutions may charge fees for providing administrative or other services in connection with investments in Fund shares. The minimum initial investment for shares in the Institutional Money Market Fund is $1,000,000 to be made by an individual account or combination of accounts; however, Institutions may set different minimums for their customers. There is no minimum initial or subsequent investment for Shares of the other Money Market Funds or for Institutional Shares of the Bond and Equity Funds.

                 Purchase orders must be transmitted to the Fund's transfer agent by telephone (1-800-228-1024; in Milwaukee area: 414-287-3808 or by fax 414-287-3781 only if preceded by a telephone call) and will be effected by the transfer agent at its Milwaukee office. Purchase orders for Money Market Funds that are received by the transfer agent before 11:30 a.m. Central Time (12:30 p.m. Central Time for the Institutional Money Market Fund) on a business day will be executed at that time, provided the Institution placing the order undertakes to pay for its order in immediately available funds wired to the transfer agent by the close of regular trading hours on the New York Stock Exchange (the "Exchange"), or in the case of orders placed by other investors, payment in such form and by such time is guaranteed by a creditworthy financial institution at the time the order is placed. Purchase orders for Money Market Funds received before 11:30 a.m. Central Time (12:30 p.m. Central Time for the Institutional Money Market
                 Fund) on a business day when payment is made in any form other than by a same day wire of immediately available funds, as well as orders received after 11:30 a.m. Central Time (12:30 p.m. Central Time for the Institutional Money Market Fund) and before the close of regular trading hours on the Exchange, currently 3:00 p.m. Central Time, will be executed as of the close of regular trading hours on the Exchange, provided that payment is received by the close of regular trading hours on the Exchange. Purchase orders for all other Funds that are received by the transfer agent before the close of regular trading hours on the Exchange, currently 3:00 p.m. Central Time, will be executed as of the close of regular trading hours on the Exchange, provided that payment is received by the close of regular trading hours on the Exchange. Purchase orders that are received after the close of regular trading hours on the Exchange or on nonbusiness days, and orders for which payment is not received by the close of regular trading hours on the Exchange on a business day, will be executed on the next business day after receipt of both the order and payment in proper form by the transfer agent.

                 Payment for Fund shares should be transmitted by wire in immediately available funds to:
                    Firstar Bank Milwaukee, N.A.
                    ABA #0750-00022
                    Account #112-952-137
                    for further credit to
                    [name of the Fund]
                    [the investor's account number and the name/title of the account].

                 Payment may also be made by check payable to: Portico Funds, P.O. Box 3011, Milwaukee, WI 53201-3011, or delivered (via overnight delivery or in person) to 615 E. Michigan Street, Milwaukee, WI 53202.

                 It is the responsibility of Institutions to transmit orders and payment for the purchase of shares by their customers to the transfer agent on a timely basis, in accordance with the procedures stated above.

                 Certificates for shares will be issued only upon the request of an Institution. The Funds reserve the right to reject any purchase order.

                 Payment for shares of a Fund in the amount of $1,000,000 or more may, at the discretion of the Fund, be made in the form of securities that are permissible investments for the Fund involved as described in this Prospectus. For further information, see the Statement of Additional Information or contact Portico Investor Services at 1-800-982-8909 or 414-287-3710 (Milwaukee area).

REDEMPTION       Customers who purchase Institutional Shares of a Fund through
OF SHARES        accounts at an Institution may redeem all or part of their shares in accordance with the instructions and limitations pertaining to such accounts. The procedures will vary according to the type of account and Institution involved, and customers should consult their account representatives in this regard.

                 Redemption orders must be transmitted by an Institution to the transfer agent in writing or by telephone in the manner described under "Purchase of Shares." Shares are redeemed at the net asset value per share next determined after the transfer agent's receipt of the redemption order.

                 Payment for redeemed shares will normally be wired in federal funds on the next business day if the redemption order is received by the transfer agent before 3:00 p.m. Central Time. A Fund reserves the right, however, to delay the wiring of redemption proceeds for up to seven days after receipt of a redemption order if, in the judgment of the Adviser, an earlier payment could adversely affect the Fund. However, if any portion of the shares to be redeemed represents an investment made by check, the Funds may delay the payment of the redemption proceeds until the transfer agent is reasonably satisfied that the check has been collected, which may take twelve days from the purchase date. The transfer agent currently charges a $15.00 fee for each IRA distribution, which will be deducted from the shareowner's account or, at the request of an Institution, billed directly to the Institution requesting the redemption.

                 Portico imposes no charge when shares are redeemed. However, Institutions may charge a fee for providing administrative or other services in connection with investments in Fund shares. If a customer has agreed with a particular Institution to maintain a minimum account balance and the balance falls below that minimum, the customer may be obliged by the Institution to redeem all or part of the customer's shares in the Fund to the extent necessary to maintain the required minimum balance. Portico may also redeem shares of the Fund involuntarily or make payment for redemption in securities if it appears appropriate to do so in light of Portico's responsibilities under the 1940 Act. Investors would bear any brokerage or other transaction costs incurred in converting the securities received to cash. See the Statement of Additional Information for examples of when such redemptions might be appropriate.

                 It is the responsibility of Institutions to transmit redemption orders and credit their customers' accounts with the redemption proceeds on a timely basis in accordance with their agreements with the customers and to provide their customers with account statements with respect to share transactions made for the accounts.

                 In an effort to prevent unauthorized or fraudulent redemption requests by telephone, Portico and the transfer agent employ reasonable procedures specified by the Funds to confirm that such instructions are genuine. Among the procedures used to determine authenticity, investors electing to redeem or exchange by telephone will be required to provide their account number. All such telephone transactions will be tape recorded and, except for transactions in Money Market Funds, confirmed in writing to the shareowner. Portico may implement other procedures from time to time. If reasonable procedures are not implemented, Portico and/or the transfer agent may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, the shareowner is liable for any loss for unauthorized transactions.

                 The Funds will not accept payment in cash or third party checks for the purchase of shares. Federal regulations require that each investor provide a Social Security number or other certified taxpayer identification number upon opening or reopening an account. The Funds reserve the right to reject applications without such a number or an indication that a number has been applied for. If a number has been applied for, the number must be provided and certified within sixty days of the date of the application. Any accounts opened without a proper number will be subject to backup withholding at a rate of 31% on all liquidations and dividend and capital gain distributions.

EXCHANGE         Institutional Shareowners generally are permitted to exchange
OF SHARES        their Institutional Shares in a Fund (with minimum current value of $1,000) for Institutional Shares of other funds in the Portico family of funds, provided that such other shares may legally be sold in the state of the investor's residence and the investor is eligible for Institutional Shares at the time of the exchange. This exchange privilege does not apply to shares of the Institutional Money Market Fund. Portico reserves the right to terminate indefinitely the exchange privilege of any shareowner or account representative who requests more than four exchanges within a calendar year, whether for oneself or one's customers. Portico may determine to do so with prior notice to the shareowner or account representative based on a consideration of both the number of exchanges the particular shareowner or account representative has requested and the time period over which those exchange requests have been made, together with the level of expense to the Funds or other adverse effects which may result from the additional exchange requests.

                 Investors may find the exchange privilege useful if their investment objectives or market outlook should change after they invest in the Portico family of funds. For federal income tax purposes, an exchange of shares is a taxable event and, accordingly, a capital gain or loss may be realized by an investor. Before making an exchange request, an investor should consult a tax or other financial adviser to determine the tax consequences of a particular exchange. No exchange fee is currently imposed by Portico on exchanges. Portico reserves, however, the right to impose a charge in the future. In addition, Institutions may charge a fee for providing administrative or other services in connection with exchanges.

                 The Funds reserve the right to reject any exchange request with prior notice to a shareowner and the exchange privilege may be modified or terminated at any time. At least sixty days' notice will be given to shareowners of any material modification or termination except where notice is not required under SEC regulations. The responsibility of the Funds and their transfer agent for the authenticity of telephone exchange instructions is limited as described above under "Redemption of Shares."

DIVIDENDS AND    Dividends from net investment income of the Money Market,
DISTRIBUTIONS    Institutional Money Market, U.S. Treasury Money Market, U.S.
                 Government Money Market and Tax-Exempt Money Market Funds are declared on each business day on the shares that are outstanding immediately after 11:30 a.m. Central Time (12:30 p.m. Central Time for the Institutional Money Market Fund) on the declaration date.

                 Dividends from net investment income of the Short-Term Bond Market, Intermediate Bond Market, Tax-Exempt Intermediate Bond and Bond IMMDEX/TM Funds are declared and paid monthly. Dividends from net investment income of the Balanced, Growth and Income and Equity Index Funds are declared and paid quarterly. Dividends from net investment income of the MidCore Growth, Special Growth and International Equity Funds are declared and paid annually. Each non-money market Fund's net realized capital gains are distributed at least annually to avoid tax to the Fund. The money market Funds do not expect to realize net long-term capital gains.

                 Dividends and distributions will reduce the net asset value of the Funds' Institutional Shares of or Shares of the non-money market Funds by the amount of the dividend or distribution. Dividends and distributions are automatically reinvested in additional Institutional Shares of the non-money market Funds or Shares of the Money Market Funds on which the dividend or distribution is paid at their net asset value per share (as determined on the payable date), unless the shareowner notifies the transfer agent or account representative that dividends or capital gains distributions, or both, should be paid in cash. Cash dividends and distributions will be paid by check, or by wire transfer if requested by the shareowner, within five business days after the end of the month or within five business days after a redemption of all of a shareowner's shares of a Fund. Reinvested dividends and distributions receive the same tax treatment as those paid in cash.

MANAGEMENT       The business and affairs of the Funds are managed under the
OF THE FUNDS     direction of the Board of Directors of the Portico Funds, Inc.
                 ("Portico" or the "Company"). The Statement of Additional
                 Information contains the name and background information regarding each Director.

ADVISORY         FIRMCO, a Wisconsin corporation and subsidiary of Firstar
SERVICES         Corporation, a bank holding company, serves as investment
                 adviser to each Fund. FIRMCO, with principal offices at Firstar Center, 777 East Wisconsin Avenue, 8th Floor,
                 Milwaukee, Wisconsin 53202, has been engaged in the business of providing investment advisory services since 1986. FIRMCO currently has $19.5 billion in assets under active management, of which $11.6 billion is invested in fixed income and money market securities and $7.9 billion in equity securities.

                 Subject to the general supervision of the Board of Directors and in accordance with the respective investment objective and policies of each Fund, the Adviser manages each Fund's portfolio, makes decisions with respect to and places orders for all purchases and sales of each Fund's portfolio securities, and maintains records relating to such purchases and sales (except for the International Equity Fund). Subject to the general supervision of the Board of Directors and in accordance with the investment objective and policies of the International Equity Fund, the Adviser is responsible for the management of the Fund's investments and business affairs. Under the terms of the Advisory Agreement between the Fund and the Adviser, the Adviser is authorized to delegate its duties under that agreement to another adviser. As described below, the Adviser has retained State Street Global Advisers (the "Sub-Adviser") with respect to the Fund's investments. The Adviser and Sub-Adviser jointly determine the specific securities to be purchased, retained or sold by the Fund.

                 The Adviser (or Sub-Adviser for the International Equity Fund) is authorized to allocate purchase and sale orders for portfolio securities to Shareowner Organizations, including, in the case of agency transactions, Shareowner Organizations which are affiliated with the Adviser (or Sub-Adviser), to take into account the sale of Fund shares if the Adviser (or Sub-Adviser for the International Equity Fund) believes that the quality of the transaction and the amount of the commission are comparable to what they would be with other qualified brokerage firms.

                 The Adviser is entitled to receive from each Fund a fee, calculated daily and payable monthly, at the following annual rates (as a percentage of the Fund's average daily net assets, which vary according to the level of Fund assets): 0.50% on the first $2 billion of the Money Market, Institutional Money Market, U.S. Treasury Money Market, U.S. Government Money Market and Tax-Exempt Money Market Funds, plus 0.40% on average daily net assets in excess of $2 billion; 0.60% for the Short-Term Bond Market Fund; 0.50% for each of the Intermediate Bond Market and Tax-Exempt Intermediate Bond Funds; 0.30% for the Bond IMMDEX/TM Fund; 0.75% for each of the Balanced, Growth and Income, MidCore Growth and Special Growth Funds; 0.25% for the Equity Index Fund; 1.50% on the International Equity Fund's first $25 million, 1.45% on the next $25 million, 1.40% of the next $50 million, and 1.35% on average daily net assets in excess of $100 million. The
                 Adviser earned fees, net of waivers, for the fiscal period year ended October 31, 1996, at the annual rate of 0.36% for the Money Market Fund, 0.29% for the Institutional Money
                 Market Fund, 0.37% for the U.S. Treasury Money Market Fund, 0.46% for the U.S. Government Money Market Fund, 0.39% for the Tax-Exempt Money Market Fund, 0.30% for the Short-Term Bond Market Fund, 0.33% for the Intermediate Bond Market Fund,
                 0.10% for the Tax-Exempt Intermediate Bond Fund, 0.30% for the Bond IMMDEX/TM Fund, 0.54% for the Balanced Fund, 0.74% for the Growth and Income Fund, 0.74% for the MidCore Growth Fund, 0.25% for the Equity Index Fund, 0.75% for the Special Growth Fund and 0.71% for the International Equity Fund.

                 The Adviser may voluntarily waive all or a portion of the advisory fee otherwise payable by a Fund from time to time. These waivers may be terminated at any time at the Adviser's discretion.

                 State Street Global Advisors, a division of State Street Bank and Trust Company, Two International Place, Boston, Massachusetts, 02110, provides sub-advisory services to the International Equity Fund. State Street Bank and Trust Company is a wholly-owned subsidiary of State Street Boston Corporation, a bank holding company. Subject to the oversight and supervision of the Fund's Board of Directors, the Sub-Adviser assists the Adviser in managing the Fund, and jointly with the Adviser selects investments in accordance with the Fund's investment objective and policies. Pursuant to its agreement, the Sub-Adviser places orders for purchases and sales of the Fund's securities. The Sub-Adviser may utilize affiliated brokers in connection with the execution of the Fund's portfolio transactions subject to applicable law and procedures adopted by the Fund's Board of Directors. Additional information appears in the Statement of Additional Information.

                 The Sub-Adviser began investment advisory operations in 1978. Currently, the Sub-Adviser manages $244 billion in assets of which $52 billion is invested in international equity securities.

                 The Sub-Adviser is entitled to a fee, payable by the Adviser, for its services and expenses incurred with respect to the Fund. The fee is computed daily and paid monthly at the following annual rates (as a percentage of the Fund's average daily net assets): 0.40% on the Fund's first $25 million of average daily net assets, 0.35% on the next $25 million, 0.30% on the next $50 million, and 0.25% of the Fund's average daily net assets in excess of $100 million. The Sub-Adviser earned fees for the fiscal year ended October 31, 1996 at the annual rate of 0.38% of the Fund's average net assets.

                 The Sub-Adviser also acts as custodian and provides accounting services for the portfolio securities of the International Equity Fund. See "Custodian, Transfer and Dividend Disbursing Agent, and Accounting Services Agent" below.

                 The following are biographies of the portfolio managers of each non-money market Fund.

                 Mary Ellen Stanek and Daniel Tranchita co-manage the Short-Term Bond Market Fund. Ms. Stanek is the President of FIRMCO and Director of Fixed Income Services; she has served in this role since 1994. In addition, Ms. Stanek has served as an officer of the Funds since September 1994. She has eighteen years of investment management experience and was named a Director of FIRMCO in 1992. Prior to joining FIRMCO, Ms. Stanek headed the Fixed Income and Quantitative Investment Management Department at Firstar Trust Company. She has been the Fund's portfolio manager since its inception on December 29, 1989 and is a Chartered Financial Analyst. Mr. Tranchita is a Vice President and has been with Firstar since 1989. He has eight years of investment management experience and has been a portfolio manager of the Fund since January 1, 1993. Both Ms. Stanek and Mr. Tranchita are Chartered Financial Analysts.

                 Mary Ellen Stanek and Teresa Westman co-manage the Intermediate Bond Market Fund. A Senior Vice President and Senior Portfolio Manager of FIRMCO, Ms. Westman joined Firstar in 1987 and has ten years of investment management experience. Ms. Westman is a Chartered Financial Analyst. Both Ms. Stanek and Ms. Westman have managed the Fund since its inception on January 5, 1993.

                 Warren Pierson manages the Tax-Exempt Intermediate Bond Fund. Mr. Pierson joined Firstar in 1985 and has eleven years of fixed income experience at Firstar. He is a Vice President of FIRMCO and has been the portfolio manager of the Fund since June 22, 1993. Mr. Pierson is a Chartered Financial Analyst. Mary Ellen Stanek and Teresa Westman co-manage the Bond IMMDEX/TM Fund. Ms. Stanek has managed the Fund since its inception on December 29, 1989. Ms. Westman has been a portfolio manager of the Fund since January 1, 1992.

                 Teresa Westman and Marian Zentmyer co-manage the Balanced Fund. Ms. Westman, a Chartered Financial Analyst, has managed the Fund since its inception on March 30, 1992. Ms. Zentmyer, a Senior Vice President and Senior Portfolio Manager of FIRMCO, has been with Firstar since 1982 and has eighteen years of investment management experience. Ms. Zentmyer is a Chartered Financial Analyst and Certified Financial Planner and has managed the Fund since June 18, 1996.

                 Marian Zentmyer and Maya Bittar co-manage the Growth and Income Fund. Ms. Zentmyer has managed the Fund since February 22, 1993. Ms. Bittar is a Vice President and Portfolio Manager of FIRMCO and has been with Firstar since 1993. She has four years of investment management experience and has managed the Fund since October 1, 1995. Ms. Bittar is a Chartered Financial Analyst.

                 Daniel Tranchita manages the Equity Index Fund. He has managed the Fund since July 1, 1992.

                 Marian Zentmyer, Maya Bittar and Matthew D'Attilio co-manage the MidCore Growth Fund. Mr. D'Attilio has been with Firstar since 1993 and has four years of investment management experience. He is an Assistant Vice President of FIRMCO. Ms. Zentmyer has managed the Fund since June 18, 1996. Ms. Bittar and Mr. D'Attilio have co-managed the Fund since December 1, 1996.

                 J. Scott Harkness, Todd Krieg and Mark Westman co-manage the Special Growth Fund. Mr. Harkness has managed the Fund since its inception on December 28, 1989. Mr. Harkness is Chairman, a Director and Chief Investment Officer of FIRMCO. He has been with Firstar for sixteen years and has seventeen years of investment management experience. Mr. Krieg and Mr. Westman have been with Firstar since 1992 and have five years of investment management experience. Both Mr. Krieg and Mr. Westman are Vice Presidents and Senior Portfolio Managers of FIRMCO and have managed the Fund since September 1, 1994 and January 1, 1994, respectively. Mr. Harkness, Mr. Krieg and Mr. Westman are Chartered Financial Analysts.

                 Daniel Tranchita has managed the International Equity Fund for the Adviser since its inception on April 28, 1994. The Sub-Adviser's portfolio management services for the Fund are conducted by committee, and no one person is primarily responsible for making recommendations to that committee. The committee uses a structured selection process which attempts to duplicate substantially the GDP EAFE Index country weightings.

ADMINISTRATIVE   Firstar Trust Company ("Firstar Trust") and B.C. Ziegler and
SERVICES         Company ("Ziegler") serve as the Co-Administrators (the "Co-
                 Administrators"). The Co-Administrators have agreed to provide the following administrative services for the Portico Funds:
                 assist in maintaining office facilities for the Funds; furnish clerical and certain other services required by the Funds;
                 compile data for and prepare notices to the SEC; prepare semiannual reports to the SEC and current shareowners and filings with state securities commissions; coordinate federal and state tax returns; monitor the arrangements pertaining to the Funds' agreements with shareowner organizations; monitor the Funds' expense accruals; monitor compliance with the Funds' investment policies and limitations; and generally assist the Funds' operations. As further described in the Statement of Additional Information, certain services under the Co-Administration Agreement are provided jointly by Firstar Trust and Ziegler and other services are provided separately by either Firstar Trust or Ziegler. The Co-
                 Administrators are entitled to receive a fee for their administrative services, computed daily and payable monthly, at the annual rate of 0.125% of Portico's first $2 billion of average aggregate daily net assets, plus 0.10% of Portico's average aggregate daily net assets in excess of $2 billion.
                 The Co-Administrators may voluntarily waive all or a portion of their administrative fee from time to time. These waivers may be terminated at any time at the Co-Administrators' discretion.

                 For the fiscal year ended October 31, 1996, the Funds accrued administrative fees, after waivers, at the following effective annual rates of each Fund's respective average net assets:
                 0.04%, 0.03%, 0.05%, 0.04%, 0.05%, 0.05%, 0.05%, 0.05%, 0.04%,
                 0.04%, 0.05%, 0.04%, 0.05%, 0.05% and 0.05% for the Money
                 Market, Institutional Money Market, U.S. Treasury Money
                 Market, U.S. Government Money Market, Tax-Exempt Money Market, Short-Term Bond Market, Intermediate Bond Market, Tax-Exempt Intermediate Bond, Bond IMMDEX/TM, Balanced, Growth and Income, Equity Index, MidCore Growth, Special Growth and International Equity Funds.

CUSTODIAN,       Firstar Trust, an affiliate of the Adviser, provides transfer
TRANSFER         agency and dividend disbursing agency services for all
AND DIVIDEND     the Funds and custodial and accounting services for the Funds,
DISBURSING       except for the International Equity Fund. State Street Bank
AGENT,           and Trust Company, 225 Franklin Street, Boston,
AND ACCOUNTING   Massachusetts, 02110, provides custodial and accounting
SERVICES AGENT   services for the International Equity Fund. For the fiscal year ended October 31, 1996, total transfer agency, dividend disbursing agency, custodial and accounting services fees earned by Firstar Trust were approximately: 0.12%, 0.03%, 0.10%, 0.06%, 0.09%, 0.10%, 0.08%, 0.22%, 0.06%, 0.11%, 0.07%,
                 0.08%, 0.07%, 0.06% and 0.07% of the Money Market,
                 Institutional Money Market, U.S. Treasury Money Market, U.S.
                 Government Money Market, Tax-Exempt Money Market, Short-Term
                 Bond Market, Intermediate Bond Market, Tax-Exempt Intermediate
                 Bond, Bond IMMDEX/TM, Balanced, Growth and Income, Equity
                 Index, MidCore Growth, Special Growth and International Equity
                 Funds' average daily net assets, respectively. Additional information regarding the fees payable by the Funds to Firstar
                 Trust and State Street Bank and Trust Company for these services is provided in the Statement of Additional
                 Information. Inquiries to the transfer agent may be sent to the following address: Firstar Trust Company, P.O. Box 3011,
                 Milwaukee, Wisconsin 53201-3011.

INVESTMENT       Except for the limitations detailed below, the investment
LIMITATIONS      objective and policies of each Fund described in this
                 Prospectus are not fundamental and may be changed by the Board of Directors without the affirmative vote of the holders of a majority of a Fund's outstanding shares. If there is a change in a Fund's investment objective, shareowners should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. The following descriptions summarize several of each Fund's fundamental investment limitations which are set forth in full in the Statement of Additional Information.

                 NO FUND MAY:

                 1. Purchase securities of any one issuer (other than U.S.
                    Government securities) if more than 5% of the value of its total assets will be invested in the securities of such issuer, except that up to 25% of the value of a Fund's total assets may be invested without regard to this 5% limitation.
                 2. Subject to the foregoing 25% exception, purchase more than
                    10% of the outstanding voting securities of any issuer.

                 3. Invest 25% or more of its total assets in one or more
                    issuers conducting their principal business activities in the same industry.

                 4. Borrow money or enter into reverse repurchase agreements except for temporary purposes in amounts up to 10% of the value of the total assets at the time of such borrowing, or mortgage, pledge or hypothecate any assets except in connection with such borrowings. Whenever borrowings (including reverse repurchase agreements) exceed 5% of the Fund's total assets, the Fund will not make any investments.

                 In addition, the Tax-Exempt Money Market Fund and the Tax-Exempt Intermediate Bond Fund may not:

                 5. Invest less than 80% of its net assets in securities the interest on which is exempt from federal income tax, except during defensive periods or during periods of unusual market conditions. For purposes of this fundamental policy, Municipal Obligations that are subject to federal alternative minimum tax are considered taxable.

                 With respect to Investment Limitation No. 1, in accordance with current SEC regulations, the Money Market Fund intends (as a matter of nonfundamental policy) to limit investments in the securities of any single issuer (other than securities issued or guaranteed by the U.S. Government, it agencies or instrumentalities) to not more than 5% of the Fund's total assets at the time of purchase, provided that the Fund may invest up to 25% of its total assets in the securities of any one issuer for a period of up to three business days.

                 If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Fund's portfolio securities will not constitute a violation of such limitation. If due to market fluctuations or other reasons the amount of borrowings or reverse repurchase agreements exceed the limit stated above, a Fund will promptly reduce such amount.

TAXES Portico's management intends that each Fund will qualify as a "regulated investment company" under the Internal Revenue
FEDERAL Code of 1986, as amended (the "Code"). Such qualification generally will relieve each Fund of liability for federal income taxes to the extent its earnings are distributed in accordance with the Code.

                 Each Fund contemplates declaring as dividends each year at least 90% of its investment company income. An investor who receives a dividend derived from investment company taxable income (which includes any excess of net short-term capital gain over net long-term capital loss) treats it as a receipt of ordinary income in the computation of his gross income, whether such dividend is paid in the form of cash or additional shares of the Fund. Subject to certain holding requirements, the dividends received deduction for corporations may apply to such ordinary income distributions to the extent of the total qualifying dividends received by a Fund from domestic corporations for the taxable year.

                 In addition, the Tax-Exempt Money Market Fund and the Tax-Exempt Intermediate Bond Fund each contemplate paying to its respective shareowners at least 90% of its exempt interest income net of certain deductions. Dividends derived from exempt-interest income generally may be treated by shareowners as items of interest excludable from their gross income under
                 Section 103(a) of the Code, unless under the circumstances applicable to the particular shareowner, exclusion would be disallowed. (See Statement of Additional Information under "Additional Information Concerning Taxes.") If a Fund should hold certain private activity bonds issued after August 7, 1986, shareowners must include, as an item of tax preference, the portion of dividends paid by the Fund that is attributable to interest on such bonds in their federal alternative minimum taxable income for purposes of determining liability (if any) for the 26%-28% alternative minimum tax applicable to individuals and the 20% alternative minimum tax and the environmental tax applicable to corporations. Corporate shareowners also must also take all exempt-interest dividends into account in determining certain adjustments for federal alternative minimum and environmental tax purposes. The environmental tax applicable to corporations is imposed at the rate of 0.12% on the excess of the corporation's modified federal alternative minimum taxable income over $2,000,000. Shareowners receiving Social Security benefits should note that all exempt-interest dividends will be taken into account in determining the taxability of such benefits.

                 Any dividend or distribution of a Fund's excess of net long-term capital gain over its net short-term capital loss will be taxable to a shareowner of the Fund as long-term capital gain, regardless of how long the shareowner has held shares of the Fund.

                 Before purchasing Fund shares, the impact of dividend or capital gain distributions which are expected to be declared or have been declared, but not paid, should be carefully considered. Any dividend or distribution paid by the Fund shortly after the purchase of shares of the Fund will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution. Such dividends or distributions, although in effect a return of capital to shareowners, are subject to income taxes.

                 Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of the dividends or gross proceeds realized upon sale paid to any shareowner (i) who has provided an incorrect taxpayer identification number or no number at all, (ii) who is subject to withholding by the Internal Revenue Service for failure to properly include on his return payments of interest or dividends or (iii) who has failed, when required to do so, to certify that he is not subject to backup withholding. Each Fund generally will also withhold and remit to the U.S. Treasury 10% of all distributions from individual retirement accounts (including simplified employee plans) to any investor unless the transfer agent receives a written request not to withhold federal income tax from the investor prior to the distribution date; withholding on distributions from other types of Retirement Plans may be mandatory and may be at a higher rate.

                 A taxable gain or loss may be realized by a shareowner upon a redemption, transfer or exchange of Fund shares, depending on the tax basis of the shares and their price at the time of such disposition. If a shareowner held shares for six months or less, any loss realized by the shareowner will be disallowed to the extent of the amount of exempt-interest dividends received with respect to the shares and will be treated as long-term loss to the extent of any long-term capital distribution received.

                 Certain income received by the International Equity Fund may be subject to foreign taxes. If more than 50% in value of the Fund's total assets at the close of any taxable year consists of stocks or securities of foreign corporations, the Fund may elect to treat any foreign taxes paid by it as paid by its shareowners. If the Fund makes this election, each shareowner generally will be required to include in income his respective pro rata portions of foreign taxes and, if he itemizes his deductions, will be entitled to deduct such respective pro rata portions in computing his taxable income or, alternatively, to claim foreign tax credits (subject, in either case, to certain limitations). Each year that the Fund makes this election, it will report to its shareowners the amount per share of foreign taxes it has elected to have treated as paid by its shareowners. If the Fund's dividends exceed its taxable income in any year, as a result of currency-related losses or otherwise, all or a portion of the Fund's dividends may be treated as a return of capital to shareowners for tax purposes.

                 The foregoing is only a brief summary of some of the important federal income tax considerations generally affecting the Funds and their shareowners and is not intended as a substitute for careful tax planning and is based on tax laws and regulations which are in effect on the date of this Prospectus. Such laws and regulations may be changed by legislative or administrative action. Accordingly, investors in the Funds should consult their tax advisers with specific reference to their own tax situation. Shareowners will be advised at least annually as to the federal income tax consequences of dividends and distributions made each year.

STATE AND LOCAL  Investors are advised to consult their tax advisers concerning the application of state and local taxes, which may have different consequences from those of the federal income tax law described above. In particular, although the U.S. Treasury Money Market Fund intends to invest primarily in U.S. Treasury obligations, the interest on which is generally exempt from state income taxation, an investor should consult his or her own tax adviser to determine whether distributions from the Fund are exempt from state taxation in the investor's own state. Similarly, dividends paid by the Money Market, Institutional Money Market, U.S. Government Money Market, Tax-Exempt Money Market and Tax-Exempt Intermediate Bond Funds may be taxable to investors under state or local law as dividend income even though all or a portion of such dividends may be derived from interest on obligations which, if realized directly, would be exempt from such income taxes.

DESCRIPTION      The Company was incorporated under the laws of the State of
OF SHARES        Wisconsin on February 15, 1988 and is registered with the SEC as an open-end management company. The Articles of Incorporation authorize the Board of Directors to issue up to 150 billion full and fractional shares of common stock, $.0001 par value per share. The Company currently has 16 classes representing interests in 16 investment portfolios. Each class of the Funds is currently divided into two separate series, an Institutional Series and a Retail Series, representing interests in the same Fund. Of these authorized shares, 5 billion shares have been classified for each Money Market
                 Fund, and 500 million shares for each Institutional series of each non-money market Fund discussed in this Prospectus.

                 Shares of each series bear their pro rata portion of all operating expenses paid by the Funds, except certain payments of up to 0.25% of the average daily net assets of the Retail Shares under the Funds' Distribution and Service Plan and Shareowner Servicing Plan applicable only to Retail Series Shares. Retail Shares are offered in separate prospectuses and, subject to certain exceptions, are sold with sales charges. Institutional Shares are only available to sold to and held by (i) trust, agency or custodial accounts opened through trust companies or trust departments affiliated with Firstar Corporation; (ii) employer-sponsored qualified retirement plans; and (iii) clients of FIRMCO. Retail Shares are available to any investor who does not fall within the three preceding categories. Portico Funds offers various services and privileges in connection with Retail Shares that are not offered in connection with Institutional Shares, including a Periodic Investment Plan, ConvertiFund(R), FIRMCO and a Systematic Withdrawal Plan. A salesperson and any other person or Institution entitled to receive compensation for selling or servicing shares may receive different compensation with respect to different series of shares.

                 For information regarding the other funds and series, contact Portico Investor Services at 1-800-982-8909 or 414-287-3710 (Milwaukee area) or your Institution.

                 Portico does not presently intend to hold annual meetings of shareowners except as required by the 1940 Act or other applicable law. Portico will call a meeting of shareowners for the purpose of voting upon the question of removal of a member of the Board of Directors upon written request of shareowners owning at least 10% of the outstanding shares of Portico that are entitled to vote. To the extent required by law, Portico will assist in shareowner communication in such matters.

                 Shareowners of each class of Funds are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held and will vote in the aggregate and not by Fund except where otherwise required by law. It is contemplated that the shareowners of a Fund will vote separately on matters relating to its investment advisory agreement (or sub-advisory agreement with respect to the International Equity Fund) and any changes in its fundamental investment limitations. On any matter submitted to the vote of shareowners which only pertains to agreements, liabilities or expenses applicable to the Institutional Shares but not the Retail Shares of the same Fund, only the Institutional Shares will be entitled to vote. Shares of Portico have noncumulative voting rights and, accordingly, the holders of more than 50% of Portico's outstanding shares (irrespective of Fund) may elect all of the Directors. As of January 31, 1997, the Adviser and its affiliates held, on behalf of their underlying accounts, approximately 72% of Portico's shares that were outstanding on that date.

                 Each Institutional Share of a non-money market Fund represents an equal proportionate interest with other Institutional Shares in the non-money market Fund. Each share of a Money Market Fund represents an equal proportionate interest in that Fund. Shares are entitled to such dividends and distributions earned on its assets as are declared at the discretion of the Board of Directors. Shares of the Funds do not have preemptive rights. Each Fund is classified as a diversified company under the 1940 Act.

NET ASSET VALUE  The net asset value of the Money Market Funds for purposes of
AND DAYS OF      pricing purchase and redemption orders is determined as of
OPERATION        11:30 a.m. Central Time (12:30 p.m. Central Time for the
                 Institutional Money Market Fund) and as of the close of
                 regular trading hours on the Exchange, currently, 3:00 p.m.
MONEY MARKET     Central Time, on each day on which both the Exchange is open
FUNDS            for trading and the Federal Reserve Banks' Fedline System is open. As a result, shares of the Funds will not be priced on the days which the Exchange or Federal Reserve Banks observe:
                 New Year's Day, Martin Luther King, Jr. Day, Presidents' Day,
                 Good Friday, Memorial Day, Independence Day, Labor Day,
                 Columbus Day, Veterans Day, Thanksgiving Day and Christmas
                 Day. Net asset value per share is calculated by dividing the value of all securities and other assets owned by each Fund, less the liabilities charged to the Fund, by the number of the Fund's outstanding shares.

                 The Company intends to use its best efforts to maintain the net asset value of each Money Market Fund at $1.00 per share, although there is no assurance that it will be able to do so on a continuous basis. Net asset value is computed using the amortized cost method. In connection with the use of this valuation method, Portico limits the dollar-weighted average maturity of each Fund to not more than 90 days and the remaining maturity of each portfolio security to not more than thirteen months with certain exceptions permitted by SEC rules..

NON-MONEY MARKET The net asset value of each non-money market Fund for purposes
FUNDS of pricing purchase and redemption orders is determined as of the close of regular trading hours on the Exchange, currently, 3:00 p.m. Central Time, on each day the Exchange is open for trading. As a result, shares of the Funds will not be priced on the days which the Exchange observes: New Year's Day, Martin Luther King, Jr. Day (Bond Funds only), Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per Institutional Share is calculated by dividing the value of all securities and other assets owned by each Fund that are allocable to Institutional Shares, less the liabilities charged to Institutional Shares, by the number of the Fund's outstanding Institutional Shares.

                 Shares which are traded on a recognized domestic stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market. Portfolio securities which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities will be determined through the consideration of other factors by or under the direction of the Board of Directors. Exchange-traded securities for which there were no transactions are valued on the average of the current bid and asked prices for the International Equity Fund and at the current bid prices for the other non-money market Funds. Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter bid prices. Restricted securities, securities for which market quotations are not readily available and other assets are valued at fair value by the Adviser under the supervision of the Board of Directors. Short-term investments having a maturity of 60 days or less are valued at amortized cost, unless the amortized cost does not approximate market value.

                 Each Fund's securities may be valued based on valuations provided by an independent pricing service. These valuations are reviewed by the Adviser. If the Adviser believes that a valuation received from the service does not represent a fair value, it values the security by a method that the Board of Directors believes will determine a fair value. Any pricing service used may employ electronic data processing techniques, including a "matrix" system, to determine valuations.

                 Quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time net asset value is computed. Foreign securities held by the International Equity Fund may trade in their local markets on days the Fund is closed, and the Fund's net asset value may, therefore, change on days when investors may not purchase or redeem Fund shares.

PERFORMANCE      From time to time each Money Market Fund may quote its
CALCULATIONS     "yield" and "effective yield," and the Tax-Exempt Money Market
                 Fund may also quote its "tax-equivalent yield," in
                 advertisements or in   communications to shareowners. Each
MONEY MARKET     yield figure is based on historical earnings and is not
FUNDS            intended to indicate future performance. The "yield" of a Fund refers to the income generated by an investment in the Fund over a seven-day period identified in the advertisement. This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The
                 "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The "tax-equivalent yield" of the Tax-Exempt
                 Money Market Fund shows the level of taxable yield needed to produce an after-tax equivalent to the Fund's tax-free yield.
                 This is done by increasing the Fund's yield (calculated as above) by the amount necessary to reflect the payment of federal income tax at a stated tax rate. The "tax-equivalent yield" will always be higher than the "yield" of the Tax-
                 Exempt Money Market Fund.

                 Additionally, the yields of the Funds may be compared in such advertisements or reports to shareowners to those of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the yields of the Money Market Fund and the Institutional Money Market Fund may be compared to IBCFinancial Data, Inc.' s ("IBC's") Money Fund Average, the yields of the U.S. Treasury Money Market Fund and the U.S. Government Money Market Fund may be compared to IBC's Government Money Fund Average, and the yields of the Tax-Exempt Money Market Fund may be compared to IBC's Tax-Free Money Fund Average, which are averages compiled by IBC Financial Data, Inc.' s Money Fund Report, a widely recognized independent publication that monitors the performance of money market funds. In addition, the yields of the Money Market, Institutional Money Market, U.S. Treasury Money Market, and U.S. Government Money Market Funds may be compared to the average yields reported by the Bank Rate Monitor for money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan statistical areas.

                 Yield data as reported in national financial publications including Money Magazine, Forbes, Barron's, Morningstar Mutual Funds, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the yields of the Funds.

NON-MONEY MARKET From time to time, total return and yield data for the
FUNDS Institutional Shares of a bond or equity Fund may be quoted in advertisements or in communications to shareowners. The total return of a Fund's Institutional Shares will be calculated on an average annual (compound) total return basis, and may also be calculated on an aggregate total return basis, for various periods. Average annual total return reflects the average annual percentage change in value of an investment in Institutional Shares of a Fund over the measuring period. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return assume that dividends and capital gain distributions made by the Institutional Shares of the Fund during the period are reinvested in Institutional Shares of the Fund.

                 Yield is computed based on the net income of the Institutional Shares of a bond Fund during a 30-day (or one-month) period, which will be identified in connection with the particular yield quotation. More specifically, the yield of the Institutional Shares of the Fund is computed by dividing the net income of the Institutional Shares of the Fund per share during a 30-day (or one-month) period by the net asset value per share on the last day of the period and annualizing the result on a semiannual basis. The Tax-Exempt Intermediate Bond Fund may also quote a tax-equivalent yield which shows the level of taxable yield needed to produce an after-tax equivalent to the tax-free yield of the Institutional Shares of the Fund. This is done by increasing the yield of the Institutional Shares of the Fund (calculated as above) by the amount necessary to reflect the payment of federal income tax at a stated tax rate. The "tax equivalent yield" will always be higher than the "yield" of the Fund.

                 The total return and yield of a Fund's Institutional Shares may be compared to those of other mutual funds with similar investment objectives and to stock, bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the total return and yield, as appropriate, of a Fund's Institutional Shares may be compared to data prepared by Lipper Analytical Services, Inc. The total return of a bond or balanced Fund's Institutional Shares may be compared to the Lehman Brothers
                 1-3 Year Government/Corporate Bond Index; the Merrill Lynch 1-
                 2.99 U.S. Treasury Bond Index; the Lehman Brothers Intermediate Government/Corporate Bond Index; the Lehman Brothers 5-Year General Obligation Bond Index; the Lehman Brothers Government/Corporate Bond Index; and the Consumer Price Index. In addition, the total return of an equity Fund's Institutional Shares may be compared to the S&P 500 Index; the S&P MidCap 400 Index, the S&P SmallCap 600 Index, the NASDAQ Composite Index, an index of unmanaged groups of common stocks of domestic companies that are quoted on the National Association of Securities Quotation System; the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Exchange; the Wilshire Top 750 Index, an index of all domestic equity issues which are traded over the national exchanges; the Russell 2000 Index; the Value Line Composite Index, an unmanaged index of nearly 1,700 stocks reviewed in Ratings & Reports; the Russell MidCap; the Wilshire MidCap 750 Index; and the Consumer Price Index. In addition, the total return of the Institutional Shares of the International Equity Fund will be compared to the GDP EAFE Index and may be compared to the Salomon-Russell Indices, Russell Universe Indices, Lipper International Indices, and the domestic indices listed above. Total return and yield data as reported in national financial publications, such as Money Magazine, Forbes, Barron's, Morningstar Mutual Funds, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performance of the Funds.

                 Performance quotations represent past performance, and should not be considered as representative of future results. The investment return and principal value of an investment in a Fund's Institutional Shares will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Since performance will fluctuate, performance data for a Fund cannot necessarily be used to compare an investment in a Fund's Institutional Shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Investors should remember that performance is generally a function of the kind and quality of the investments held in a portfolio, portfolio maturity, operating expenses and market conditions. Any fees charged by Institutions directly to their customer accounts in connection with investments in a Fund will not be included in the Fund's calculations of yield and total return and will reduce the yield and total return received by the accounts. The methods used to compute yield and total return are described in more detail in the Statement of Additional Information.
                                     _______________________

                 NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THEIR DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS OR BY THEIR DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                 S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE EQUITY INDEX FUND, BY SHAREOWNERS OF THE FUND, BY ANY PERSON OR BY ANY ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE USE LICENSED BY THE FUND, OR FOR ANY OTHER USE. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL SUCH WARRANTIES OR MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE FOR USE WITH RESPECT TO THE S&P 500 INDEX OR DATA INCLUDED THEREIN. "STANDARD & POOR'S(R)," "S&P(R)," "S&P 500(R)," "STANDARD & POOR'S 500(R)," AND "500(R)" ARE SERVICE MARKS OF S&P AND HAVE BEEN LICENSED FOR USE BY PORTICO.


                 TO OPEN AN ACCOUNT OR REQUEST INFORMATION
                 1-800-982-8909
                 1-414-287-3710

                 FOR ACCOUNT BALANCES AND INVESTOR SERVICES
                 1-800-228-1024
                 1-414-287-3808

                 PORTICO INVESTOR SERVICES
                 615 East Michigan Street
                 P.O. Box 3011
                 Milwaukee, Wisconsin 53201-3011

                                                                        89-9069A



------------------------------------------------------------------------------

                            PORTICO FUNDS, INC.
                      (Retail and Institutional Series)
                               MicroCap Fund
                                 Form N-1A
                           Cross Reference Sheet
                  ________________________________________
Part A
Item No                                                   Prospectus Heading
--------                                                  ------------------

1.      Cover Page...................................     Cover Page

2.      Synopsis.....................................     Expense Summary

3.      Condensed Financial Information..............     Financial
                                                          Highlights;
                                                          Performance
                                                          Calculations

4.      General Description of Registrant............     Cover Page;
                                                          Investment
                                                          Objectives and
                                                          Policies; Other
                                                          Investment
                                                          Information;
                                                          Description of
                                                          Shares; Invest-
                                                          ment Limitations

5.      Management of the Fund.......................     Management of the
                                                          Funds

5A.     Management's Discussion of Fund Performance..     Inapplicable

6.      Capital Stock and Other Securities...........     Dividends and
                                                          Distributions;
                                                          Management of the
                                                          Funds; Taxes;
                                                          Description of
                                                          Shares

7.      Purchase of Securities Being Offered.........     Purchase of Shares;
                                                          Shareholder
                                                          Services; Net Asset
                                                          Value and Days of
                                                          Operation

8.      Redemption or Repurchase.....................     Redemption of
                                                          Shares; Shareholder
                                                          Services; Net Asset
                                                          Value and Days of
                                                          Operation

9.      Pending Legal Proceedings....................     Not Applicable


------------------------------------------------------------------------------

                                   PROSPECTUS

                               FEBRUARY 28, 1997

                                 MICROCAP FUND

                                 PORTICO FUNDS



              TABLE OF CONTENTS
              Expense Summary                                              2
              Financial Highlights                                         4
              Investment Objective and Policies                            6
              Other Investment Information                                 7
              Purchase of Shares                                          12
              Redemption of Shares                                        17
              Exchange of Shares                                          20
              Shareowners Services (Retail Shareowners Only)              21
              Dividends and Distributions                                 22
              Management of the Fund                                      23
              Investment Limitations                                      25
              Taxes                                                       25
              Description of Shares                                       27
              Net Asset Value and Days of Operation                       28
              Performance Calculations                                    28

This Prospectus describes the MicroCap Fund, one of the sixteen mutual funds in the Portico family of funds. The MicroCap Fund seeks capital appreciation through investment in securities of small companies (companies with capitalizations at the time of purchase below the median market capitalization of the Russell 2000 Index, which is currently approximately $250 million). Portico Funds offer a variety of portfolios with different investment objectives designed to meet the needs of individual and institutional investors, including money market, bond, balanced, and domestic and international equity funds, which are described in separate prospectuses.

Firstar Investment Research & Management Company ("FIRMCO" or the "Adviser") serves as investment adviser to the Fund, and the Fund is sponsored by B.C. Ziegler and Company (the "Distributor"). Shareowner Organizations may perform shareowner servicing and assistance in connection with the distribution of the Fund's Retail Shares and receive fees from the Fund for their services. (See "Management of the Fund").

This Prospectus sets forth concisely the information about the MicroCap Fund that a prospective investor should consider before investing. You should read this Prospectus and retain it for future reference. Additional information about the Fund, contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission ("SEC") and is available upon request without charge by writing Portico Investor Services at 615 East Michigan Street, P.O. Box 3011, Milwaukee, Wisconsin 53201-3011, or by calling 1-800-982-8909 or 414-287-3710 (Milwaukee area). The SEC maintains a website (http://www.sec.gov.) that contains the Statement of Additional Information, material incorporated by reference and other information regarding registrants that file electronically with the SEC. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference in its entirety into the Prospectus.


THE FUND IS CLOSED TO NEW INVESTORS AND TO ADDITIONAL SHARE PURCHASES EXCEPT FOR REINVESTMENT OF DIVIDENDS FROM THE FUND.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SHARES OF THE FUND ARE NOT BANK DEPOSITS, AND ARE NEITHER ENDORSED BY, INSURED BY, GUARANTEED BY, OBLIGATIONS OF, NOR OTHERWISE SUPPORTED BY THE FDIC, THE FEDERAL RESERVE BOARD, FIRSTAR INVESTMENT RESEARCH & MANAGEMENT COMPANY, FIRSTAR TRUST COMPANY, FIRSTAR CORPORATION, ITS AFFILIATES OR ANY OTHER BANK, OR OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE PORTICO FUNDS INVOLVES INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                               February 28, 1997


EXPENSE SUMMARY  Below is a summary of the shareowner transaction expenses and the annual operating expenses incurred by Retail and Institutional Shares of the MicroCap Fund during the fiscal period ended October 31, 1996. An example based on the summary is also shown.
                                                     RETAIL     INSTITUTIONAL
SHAREOWNER TRANSACTION EXPENSES                      SHARES         SHARES
-----------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases            4.00%          None
Maximum Sales Charge on Reinvested Dividends          None          None
Deferred Sales Charge                                 None          None
Redemption Fees1                                      None          None
Exchange Fees                                         None          None
-----------------------------------------------------------------------------
ANNUAL FUND
OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
-----------------------------------------------------------------------------
Advisory Fees 2                              1.50%   1.50%
12b-1 Fees                                   0.00%3  0.00%
All Other Expenses After Fee Waivers
   Shareowner Servicing Fees                 0.25%   0.00%
   Other Expenses After Fee Waivers 4        0.22%   0.47%    0.22%   0.22%
Total Fund Operating Expenses After
   Fee Waivers 5                                     1.97%            1.72%
-----------------------------------------------------------------------------

1A fee of $12.00 is charged for each wire redemption on Retail Shares. See
 "Redemption of Shares."

2To the extent that the Fund's total ordinary operating expenses exceed 2.00% and 1.75%, respectively, for the Retail and Institutional Shares, the Adviser will voluntraily waive a portion of its fee. The advisory fees of 1.50% is higher than the advisory fee payable by most other investment companies. See "Management of the Fund" in this Prospectus for a more complete description and the financial statements for the Fund for the fiscal period ended October 31, 1996 incorporated into the Statement of Additional Information.
3 The total of all 12b-1 fees and Shareowner Servicing Fees paid by Retail
 Shares of the Fund may not exceed, in the aggregate, the annual rate of 0.25% of the Fund's average daily net assets. The Fund does not expect to pay any 12b-1 fees for the current year. If 12b-1 fees are paid in the future, long-term shareowners may pay more than the economic equivalent of the maximum front end sales charge permitted by the National Association of Securities Dealers.

4 Absent voluntary administrative fee waivers, other expenses would have been 0.29% for both Retail and Institutional Shares.

5 Absent fee waivers, total operating expenses would have been 2.04% and 1.79% for Retail and Institutional Shares, respectively.

EXPENSE SUMMARY     Example: You would pay the following expenses on a $1,000
                    investment, assuming (1) 5% annual return; and (2) redemption of your investment at the end of the following periods:

                                       1 YEAR   3 YEARS   5 YEARS  10 YEARS
                  ----------------------------------------------------------
                  Retail Shares         $59       $99       $142     $260
                  Institutional Shares  $17       $54       $ 93     $203
                  ----------------------------------------------------------

The foregoing tables are intended to assist investors in understanding the expenses that shareowners bear either directly or indirectly and have been restated to reflect current fees. In addition, Shareowner Organizations or Institutions (as defined below) may charge fees for providing services in connection with their clients' investments in the Fund's shares.

     The example shown above should not be considered a representation of future investment return or operating expenses. Actual investment return and operating expenses may be more or less than those shown.


                               UNDERSTANDING EXPENSES

Operating a mutual fund involves a variety of expenses for portfolio management, shareowner statements and reports, and other services. These costs are paid from the Fund's assets and their effect, except for fees charged directly by a Shareowner Organization or Institution to its customers, are factored into any quoted share price or return.


FINANCIAL HIGHLIGHTS  The financial highlights for the period ended October 31,
                     1996 have been derived from financial records of the Fund which have been audited by Price Waterhouse LLP, independent accountants, whose report, which appears in the annual report to shareowners for the fiscal period ended October 31, 1996, is incorporated by reference into the Statement of Additional Information. The table below should be read in conjunction with the financial statements and related notes also incorporated by reference in the Statement of Additional Information. You may obtain the Statement of Additional Information and the annual report to shareowners, which contain additional performance information, free of charge by calling Portico Investor Services or writing to Portico Investor Services at the address listed on the back cover of this Prospectus.

FINANCIAL HIGHLIGHTS
                              Income from Investment Operations
                             -----------------------------------
                          Net Asset                    Net Realized
                             Value,       Net         And Unrealized  Total from
                           Beginning   Investment        Gains on     Investment
                           of Period     (Loss)         Securities    Operations
-------------------------------------------------------------------------------

Aug. 1, 19951 though
June 30,1996 Institutional   $10.00      $(0.02)           $6.14         $6.12

July 1, 1996 through
Oct. 31, 1996 Institutional   15.45       (0.07)            0.82          0.75

Aug. 1 19951 through
June 30, 1996 Retail          10.00       (0.02)            6.10          6.08

July 1, 1996 through
Oct. 31, 1996 Retail          15.42       (0.08)            0.82          0.74

1    Commencement of operations.

                                   Less Distributions
                                -------------------------

                                                                       Net Asset
                        Dividends from   Distributions                   Value,
                        Net Investment        from          Total         End
                            Income       Capital Gains  Distributions  of Period
--------------------------------------------------------------------------------

Aug. 1, 19951 though
June 30,1996 Institutional   $(0.05)     $(0.62)          $(0.67)       $15.45

July 1, 1996 through
Oct. 31, 1996 Institutional    -           -                -            16.20

Aug. 1 19951 through
June 30, 1996 Retail          (0.04)      (0.62)           (0.66)        15.42

July 1, 1996 through
Oct. 31, 1996 Retail           -           -                -            16.16

1    Commencement of operations.



                                                                                              Supplemental Data and Ratios
                                                                                     ------------------------------------

                                                                                        Ratio of Net
                                                       Net           Ratio of Net        Investment
                                                     Assets,         Expenses to         (Loss) to      Portfolio        Average
                                     Total            End of         Average Net        Average Net      Turnover       Commission
                                    Return23       Period(000s)        Assets4            Assets4         Rate27          Rate7
                                    -------------------------------------------------------------------------------------------

Aug. 1, 19951 though
June 30,1996 Institutional           63.93%          $63,595            1.74%5            (0.16)%5       283.67%         $0.0423

July 1, 1996 through
Oct. 31, 1996 Institutional          4.85%            66,368            1.72%5            (1.44)%5        64.44%          0.0460

Aug. 1 19951 through
June 30, 1996 Retail                 63.52%           9,036             1.99%6            (0.36)%6       283.67%          0.0423

July 1, 1996 through
Oct. 31, 1996 Retail                 4.80%            9,273             1.97%6            (1.69)%6        64.44%          0.0460

1    Commencement of operations.
2    Not annualized.
3 The total return calculation for the Retail Series of the Fund does not reflect the maximum sales charge of 4.00%.
4    Annualized.
5 Without fees waived, the ratio of net expenses to average net assets for the periods ended October 31, 1996 and June 30, 1996 would have been 1.79% and 1.97%, respectively, and the ratio of net investment (loss) to average net assets for the periods ended October 31, 1996 and June 30, 1996 would have been (1.51)% and (.39)%, respectively.
6 Without fees waived, the ratio of net expenses to average net assets for the periods ended October 31, 1996 and June 30, 1996 would have been 2.04% and 2.22%, respectively, and the ratio of net investment (loss) to average net assets for the periods ended October 31, 1996 and June 30, 1996 would have been (1.76)% and (.59)%, respectively.
7 Portfolio turnover and average commission rate paid is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

INVESTMENT OBJECTIVES AND POLICIES

INVESTMENT OBJECTIVE. The investment objective of the MicroCap Fund is capital appreciation. The Fund seeks to achieve its objective primarily through investments in securities of small companies. At least 65% of the Fund's total assets will be invested in securities of small capitalization companies (companies with capitalizations at the time of purchase below the median market capitalization of the Russell 2000 Index, which is currently approximately $250 million). Current income is not a significant consideration in the selection of securities for this Fund. Securities are selected for the Fund by the Adviser on the basis of their potential for price appreciation.

Most common equity securities held by the Fund will be common stocks of companies incorporated in the United States, although up to 25% of its total assets may be invested, either directly or through investments in American Depository Receipts, in the securities of foreign issuers. In addition to investing in common equity securities, the Fund may also acquire preferred stocks and obligations, such as bonds, debentures and notes that, in the opinion of the Adviser, present opportunities for capital appreciation. In addition, the Fund may invest in securities convertible into common stock, such as certain bonds and preferred stocks, and may invest up to 5% of its net assets in other types of securities having common stock characteristics, such as rights and warrants to purchase equity securities.

The Fund generally invests in small companies that the Adviser considers to be well managed and to have attractive fundamental financial characteristics, which include, among other factors, low debt, return on equity substantially above the market average and consistent revenue and earnings per share growth over the prior three to five years. The Adviser believes greater potential for price appreciation exists among small companies since they tend to be less widely followed by other securities analysts and thus may be more likely to be undervalued by the market. The Fund generally anticipates the median stock market capitalization of the securities it purchases will be between $50 million and $250 million and the weighted average of such securities will be between $10 million and $250 million at the time of purchase. The Fund may invest from time to time a portion of its assets, not to exceed 35% at the time of purchase, in companies with market capitalizations in excess of the median market capitalization of the Russell 2000 Index, which is currently approximately $250 million. If the market capitalization of a company in which the Fund has invested increases above the median market capitalization of the Russell 2000 Index, the Fund, consistent with its investment objective, may continue to hold the security.

Securities of unseasoned companies, that is, companies with less than three years' continuous operation, which present risks considerably greater than do common stocks of more established companies, may be acquired from time to time by the Fund when the Adviser believes such investments offer possibilities of attractive capital appreciation. However, the Fund will not invest more than 5% of the value of its total assets in the securities of unseasoned companies.

Companies in which the Fund primarily invests will include those that have limited product lines, markets, or financial resources, or are dependent upon a small management group. In addition, because these stocks are not well known to the investing public, do not have significant institutional ownership, and are followed by relatively few securities analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund. Historically, small capitalization stocks have been more volatile in price than larger capitalization stocks. Among the reasons for the greater price volatility of these small company stocks are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such stocks, the greater sensitivity of small companies to changing economic conditions and the fewer market makers and the wider spreads between quoted bid and asked prices which exist in the over-the-counter market for such stocks. Besides exhibiting greater volatility, small company stocks may, to a degree, fluctuate independently of larger company stocks. Small company stocks may decline in price as large company stocks rise, or rise in price as large company stocks decline. Investors should therefore expect that the Fund will be more volatile than, and may fluctuate independently of, broad stock market indices such as the Standard & Poor's 500 Index.

The securities in which the Fund invests will often be traded only in the over-the- counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the "pink sheets," and may not be traded every day or in the volume typical of trading on a national securities exchange. They may be subject to wide fluctuations in market value. The trading market for any given security may be sufficiently thin as to make it difficult for the Fund to dispose of a substantial block of such securities. The disposition by the Fund of portfolio securities to meet redemptions or otherwise may require the Fund to sell these securities at a discount from market prices or during periods when, in the Adviser's judgment, such disposition is not desirable or to make many small sales over a lengthy period of time.

The Adviser anticipates that from time to time certain industry sectors will not be represented in the Fund's portfolio while other sectors will represent a significant portion. However, the Adviser will not purchase any securities which would cause 25% or more of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry, and will not purchase securities of any issuer which would cause 10% or more of the Fund's total assets at the time of purchase to be invested in that issuer.

The Fund may sell a portfolio investment soon after its acquisition if the Adviser believes that such a disposition is consistent with attaining the investment objective of the Fund. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A high rate of portfolio turnover (over 100%) may involve correspondingly greater brokerage commission expenses and other transaction costs, which must be borne directly by the Fund and ultimately by its shareowners. High portfolio turnover may result in the realization of substantial net capital gains. To the extent short-term net capital gains are realized, distributions resulting from such gains will be ordinary income for federal income tax purposes. (See "Taxes - Federal"). See "Financial Highlights" for the Fund's portfolio turnover rates.

The Fund may engage in short sales as further discussed below. In view of the specialized nature of its investment activities, investment in the Fund will be suitable only for those investors who are prepared to invest without concern for current income and are financially able to assume considerably more risk than the risks presented by a mutual fund that invests in companies traded on a national securities exchange or NASDAQ. The Fund's expenses in a year may exceed income. There can be no assurance that the investment objective of the Fund will be realized or that the value of the Fund's investments will not decline in value. For these reasons, the Fund should be considered as a long-term investment and not as a vehicle for seeking short-term profits and income.


OTHER INVESTMENT INFORMATION

MONEY MARKET INSTRUMENTS.
The Fund may hold short-term U.S. Government obligations, high quality money market instruments (i.e., rated A-1 or better by Standard and Poor's Ratings Group ("S&P") or Prime-1 by Moody's Investors Service, Inc. ("Moody's") or unrated instruments deemed by the Adviser to be of comparable quality), repurchase agreements, bank obligations and cash, pending investment, to meet anticipated redemption requests, or if, in the opinion of the Adviser, other suitable securities are unavailable. The foregoing investments may include among other things commercial paper and variable amount master demand notes and corporate bonds with remaining maturities of thirteen months or less, and may be in such proportions as, in the opinion of the Adviser, existing circumstances may warrant. Variable amount master demand notes are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Although the notes are not normally traded and there may be no secondary market in the notes, the Fund may demand payment of the principal of the instrument at any time. The notes are not typically rated by credit rating agencies, but they must satisfy the criteria set forth above for high quality money market instruments. If an issuer of a variable amount master demand note defaulted on its payment obligation, the Fund might be unable to dispose of the note because of the absence of a secondary market and might, for this or other reasons, suffer a loss to the extent of the default. The Fund invests in variable amount master demand notes only when the Adviser deems the investment to involve minimal credit risk. The Fund may invest in obligations of foreign banks and foreign branches of U.S. banks. The Fund may also invest in securities issued by other investment companies. The Fund will not invest in any other Portico Fund. In addition to the advisory fees and other expenses the Fund bears directly in connection with its own operations, as a shareowner of another investment company, the Fund would bear its pro rata portion of the other investment company's advisory fees and other expenses, and such fees and other expenses will be borne indirectly by the Fund's shareowners.

RESTRICTED SECURITIES. The Fund will not knowingly invest more than 15% of the value of its net assets in securities that are illiquid at the time of purchase. Repurchase agreements and time deposits that do not provide for payment to the Fund within seven days, over-the-counter options, and securities that are not registered under the Securities Act of 1933 (the "Act") but may be purchased by institutional buyers under Rule 144A, are subject to this 15% limit (unless such securities are variable amount master demand notes with maturities of nine months or less or unless the Board of Directors or the Adviser, pursuant to guidelines adopted by the Board of Directors, determines that a liquid trading market exists). The Fund may invest up to 15% of the value of its net assets in securities which are not registered under the Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the Act.
Any such security will not be considered illiquid so long as it is determined by the Adviser, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in the Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

BORROWINGS. The Fund may borrow money in amounts up to 25% of the value of the total assets at the time of entering into the borrowing. The Fund would borrow money to meet redemption requests prior to the settlement of securities already sold or in the process of being sold by the Fund. If the securities held by the Fund should decline in value while borrowings are outstanding, the net asset value of the Fund's outstanding shares will decline in value by proportionately more than the decline in value suffered by the Fund's securities. As a result, the Fund's share price may be subject to greater fluctuation until the borrowing is paid off.

Reverse repurchase agreements are considered to be borrowings under the Investment Company Act of 1940 (the "1940 Act"). At the time the Fund enters into a reverse repurchase agreement (an agreement under which the Fund sells portfolio securities and agrees to repurchase them at an agreed-upon date and price), it will place in a segregated custodial account U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest), and will subsequently monitor the account to insure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price of the securities it is obligated to repurchase.

WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS. The Fund may purchase securities on a "when-issued" or delayed delivery basis and may purchase or sell securities on a "forward commitment" basis. These transactions, which involve a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. The Fund does not accrue income until the securities delivery occurs. When-issued and forward commitment transactions involve the risk, however, that the price or yield obtained in a transaction (and therefore the value of the security) may be less favorable than the price or yield (and therefore the value of the security) available in the market when the securities delivery takes place. The Fund's forward commitments and when-issued purchases are not expected to exceed 20% of the value of its total assets absent unusual market conditions. The Fund does not intend to engage in when-issued purchases and forward commitments for speculative purposes but only in furtherance of its investment objective.

SHORT SALES. The Fund may enter into short sales with respect to its equity security holdings. In a short sale transaction, the Fund borrows a security from a broker and sells it with the expectation that it will replace the security borrowed from the broker by repurchasing the same security at a lower price. These transactions may result in gains if a security's price declines, but may result in losses if a security's price does not decline in price.

When the Fund engages in short sales, unless the short sale is otherwise "covered" in accordance with the policies of the SEC, the Fund will be required to maintain in a segregated account an amount of liquid assets equal to the difference between: (a) the market value of the security sold short at the time they were sold short and (b) any cash or United States Government securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). In addition, until the Fund replaces the borrowed security, the Fund will maintain the segregated account on a daily basis at such a level that
(a) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current market value of the security sold short and (b) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. Short sale transactions will be conducted so that not more than 20% of the value of the Fund's net assets at the time of entering into the short sale (exclusive of proceeds from short sales) will be, when added together, (a) in deposits collateralizing the obligation to replace securities borrowed to effect short sales, and (b) allocated to the segregated account in connection with short sales.

FOREIGN SECURITIES. The Fund may invest in foreign securities. The Fund's investments in the obligations of foreign issuers may include both obligations of foreign corporations and banks, as well as obligations of foreign governments and their political subdivisions. Investments in foreign securities, whether made directly or through American Depository Receipts, involve certain inherent risks and considerations not typically associated with investing in U.S. companies, such as political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns, changes in exchange rates of foreign currencies and the possibility of adverse changes in investment or exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. Further, foreign stock markets are generally not as developed or efficient as those in the U.S., and in most foreign markets volume and liquidity are less than in the U.S. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign stock exchanges, brokers and companies than in the U.S. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of assets or diplomatic developments that could affect investment within those countries. Because of these and other factors, securities of foreign companies acquired by the Fund may be subject to greater fluctuation in price than securities of domestic companies.

SECURITIES LENDING. Although the Fund does not intend to during the current fiscal year, the Fund may lend portfolio securities.

OPTIONS. The Fund may purchase put and call options in an amount not to exceed 5% of its net assets. Such options may relate to particular securities or various stock indices and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Purchasing options is a specialized investment technique which entails a substantial risk of a complete loss of the amount paid as premiums to the writer of the option.

The Fund may purchase put options on portfolio securities at or about the same time that it purchases the underlying security or at a later time. By buying a put, the Fund limits its risk of loss from a decline in the market value of the security until the put expires. Any appreciation in the value of and yield otherwise available from the underlying security, however, will be partially ts. Call options may be purchased by the Fund in order to acquire the underlying security at a later date at a price that avoids any additional cost that would result from an increase in the market value of the security.
A call option may also be purchased to increase the Fund's return to investors at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security. Prior to its expiration, a purchased put or call option may be sold in a "closing sale transaction" (a sale by the Fund, prior to the exercise of the option that it has purchased, of an option of the same series), and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs.

In addition, the Fund may write call options on securities and on various stock indices. The Fund may write a call option only if the option is "covered" by the Fund's holding a position in the underlying securities or otherwise, which would allow for immediate satisfaction of its obligation. Such options will be listed on a national securities exchange and the aggregate value of the Fund's assets subject to options written by the Fund will not exceed 5% of the value of its net assets during the current year. In order to close out an option position, the Fund will be required to enter into a "closing purchase transaction" (the purchase of a call option on a security or an index with the same exercise price and expiration date as the call option which it previously wrote on the same security or index).

By writing a covered call option on a security, the Fund foregoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit, and it is not able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction by purchasing an option of the same series. Except to the extent that a written call option on an index is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of securities held by the Fund during the period the option was outstanding. The use of covered call options will not be a primary investment technique of the Fund. For additional information relating to option trading practices and related risks, see the Statement of Additional Information.

FUTURES CONTRACTS AND RELATED OPTIONS. The Adviser may determine that it would be in the interest of the Fund to purchase or sell futures contracts, or options thereon, as a hedge against changes resulting from market conditions in the value of the securities held by the Funds, or of securities which it intends to purchase, to maintain liquidity, to have fuller exposure to price movements in the respective security index or to reduce transaction costs. For example, the Fund may enter into transactions involving a stock index futures contract, which is a bilateral agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value (which assigns relative values to the common stocks included in the index) at the close of the last trading day of the contract and the price at which the futures contract is originally struck.
No physical delivery of the underlying bonds or stocks in the index is made.
The Adviser may also determine it would be in the interest of the Fund to purchase or sell interest rate futures contracts, or options thereon, which provide for the future delivery of specified fixed-income securities. The Fund will not use futures contracts for speculative purposes.

Risks associated with the use of futures contracts include (a) imperfect correlation between the change in market values of the securities held by the Fund and the prices of stock index futures contracts, and (b) the possible lack of a liquid secondary market for futures contracts and the resulting inability of the Fund to close open futures positions. During the current fiscal year, the Fund intends to limit its transactions in futures contracts and related options so that not more than 5% of its net assets are at risk. For a more detailed description of futures contracts and futures options, including a discussion of the limitations imposed by federal tax law, see Appendix A to the Statement of Additional Information.

CONVERTIBLE SECURITIES. The Fund may invest in convertible securities, including bonds, notes and preferred stock, that may be converted into common stock either at a stated price or within a specified period of time. In investing in convertibles, the Fund is looking for the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock.

During normal market conditions, no more than 5% of the Fund's net assets will be purchased or held in convertible or other securities rated below investment grade. Securities rated below investment grade are predominantly speculative and are commonly referred to as junk bonds. To the extent the Fund purchases convertibles rated below investment grade or convertibles that are not rated, a greater risk exists as to the timely repayment of the principal of, and the timely payment of interest or dividends on, such securities. Subsequent to its purchase, a rated security may cease to be rated or its rating may be reduced below a minimum rating for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the security. The Adviser will sell promptly any securities that are non-investment grade as a result of these events and that exceed 5% of the Fund's net assets.

WARRANTS. The Fund may purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The purchase of warrants involves the risk that the Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security. During normal market conditions, no more than 5% of the Fund's net assets will be invested in warrants.


PURCHASE OF SHARES

THE FUND IS CLOSED TO NEW INVESTORS AND TO ADDITIONAL SHARE PURCHASES EXCEPT FOR REINVESTMENT OF DIVIDENDS FROM THE FUND.

Shares of the Fund are offered and sold by the distributor for the Fund, B.C. Ziegler and Company (the "Distributor"), which is independent of the Adviser. The Distributor is a registered broker/dealer with offices at 215 North Main Street, West Bend, Wisconsin 53095.

Institutional Shares of the Fund are exclusively sold to and held by (a) trust, agency or custodial accounts opened through a Firstar Corporation trust department, trust company or trust affiliate; (b) employer-sponsored qualified retirement plans; and (c) all clients of FIRMCO. All other persons must purchase Retail Shares of the Fund.

THE MINIMUM INITIAL INVESTMENT FOR RETAIL SHARES IN THE FUND IS $10,000. THE MINIMUM SUBSEQUENT INVESTMENT FOR RETAIL SHARES IN THE FUND IS $100. THERE IS NO MINIMUM INITIAL OR SUBSEQUENT INVESTMENT FOR INSTITUTIONAL SHARES. THE MAXIMUM INVESTMENT IN THE FUND FOR AN INVESTOR IS $5,000,000.


HOW TO PURCHASE RETAIL SHARES

Purchase orders for Retail Shares may be placed through the transfer agent of the Fund, registered representatives of Elan Investment Services, Inc. ("Elan"), or organizations that have entered into distribution or servicing agreements with the Fund (including Elan, "Shareowner Organizations"). For a discussion of transactions through Shareowner Organizations, see "Shareowner Organizations" below.

Once each business day, two share prices of the Retail Shares are calculated for the Fund: the offering price and the net asset value (NAV). Retail Shares are purchased at the offering price which is the net asset value plus a sales charge which varies in accordance with the amount of the purchase as indicated below:

                                                                    Shareowner
                                                                   Organization
Amount of          Sales Charge as a       Sales Charge as a    Reallowance as a
Transaction          Percentage of           Percentage of        Percentage of
at Offering Price    Offering Price         Net Asset Value       Offering Price
--------------------------------------------------------------------------------
Less than $50,000.....   4.00%                   4.16%                3.50%
$50,000 to $99,999....   3.00%                   3.09%                2.50%
$100,000 to $249,999     2.00%                   2.04%                1.50%
$250,000 or more......    none                    none                 none
--------------------------------------------------------------------------------

The Distributor may reallow the entire sales charge to certain Shareowner Organizations. To the extent that 90% or more of the sales charge is reallowed, Shareowner Organizations may be deemed to be underwriters under the Act.

You may purchase Retail Shares without a sales charge if: (a) you were a Portico shareowner as of January 1, 1995 and have continuously maintained a shareowner account with the Company; (b) you make any purchase within 60 days of a redemption of Portico Institutional Shares, (c) you are an employee, director or retiree of Firstar Corporation or its affiliates or of Portico; (d) you maintain a personal trust account with an affiliate of Firstar Corporation at the time of purchase; (e) you make any purchase within 60 days of a termination of a personal trust account with an affiliate of Firstar Corporation; (f) you make any purchase for your medical savings account for which Firstar Corporation or an affiliate serves in a custodial capacity;
(g) you make any purchase for your individual retirement account; (h) you make any purchase within 60 days of a redemption of a mutual fund on which you paid an initial sales charge or a contingent deferred sales charge; (i) you are a registered investment adviser that has entered into an agreement with the Distributor to purchase shares for your own account or for discretionary client accounts; (j) you are a spouse, parent or child of an individual who falls within the preceding categories (a) or (d) above; or (k) you are a spouse, parent, sibling or child of an individual who falls within the preceding category (c) above. In addition, you may reinvest all or any portion of your proceeds from redemption of shares of the Fund in Retail
Shares of other Portico funds, within 365 days of redemption without paying a sales charge. Shares so reinvested will be purchased at a price equal to the net asset value next determined after the transfer agent receives payment in proper form.

QUANTITY DISCOUNTS. You may be entitled to reduced sales charges through the Right of Accumulation or under a Letter of Intent, even if you do not make an investment of a size that would normally qualify for a quantity discount.

To qualify for a reduction of or exception to the sales charge, you must notify your Shareowner Organization or the Distributor at the time of purchase or exchange. The reduction in sales charge is subject to confirmation of your holdings through a check of records. The Fund may modify or terminate quantity discounts at any time. For more information about quantity discounts, contact your Shareowner Organization or Portico Investors Services at 1-800-982-8909.

RIGHTS OF ACCUMULATION. A reduced sales charge applies to any purchase of Retail Shares of any Portico Fund that is sold with a sales charge (an "Eligible Fund") where an investor's then current aggregate investment is $50,000 or more. "Aggregate investment" means the total of: (a) the dollar amount of the then current purchase of shares of an Eligible Fund, and (b) the value (based on current net asset value) of previously purchased and beneficially owned shares of any Eligible Fund on which a sales charge has been paid. If, for example, an investor beneficially owns shares of one or more Eligible Funds, with an aggregate current value of $49,000 on which a sales charge has been paid and subsequently purchases shares of an Eligible Fund having a current value of $1,000, the sales charge applicable to the subsequent purchase would be reduced to 3.00% of the offering price. Similarly, each subsequent investment in Eligible Fund shares may be added to an investor's aggregate investment at the time of purchase to determine the applicable sales charge.

LETTER OF INTENT. By signing a Letter of Intent (available from the Distributor and Shareowner Organizations), an investor becomes eligible for the reduced sales charge applicable to the total number of Eligible Fund shares purchased in a 13-month period pursuant to the terms and under the conditions set forth in the Letter of Intent. To compute the applicable sales charge, the offering price of shares of an Eligible Fund on which a sales charge has been paid, beneficially owned by an investor on the date of submission of the Letter of Intent, may be used as a credit toward completion of the Letter of Intent. However, the reduced sales charge will be applied only to new purchases.

During the term of the Letter of Intent, the Transfer Agent will hold in escrow shares equal to 5% of the amount indicated in the Letter of Intent for payment of a higher sales charge if an investor does not purchase the full amount indicated in the Letter of Intent. The escrow will be released when an investor fulfills the terms of the Letter of Intent by purchasing the specified amount. Any redemptions made during the 13-month period will be subtracted from the amount of purchases in determining whether the Letter of Intent has been completed. If total purchases qualify for a further sales charge reduction, the sales charge will be adjusted to reflect an investor's total purchases.
If total purchases are less than the amount specified in the Letter of Intent, an investor will be requested to remit an amount equal to the difference between the sales charge actually paid and the sales charge applicable to the total purchases. If such remittance is not received within 20 days, the transfer agent, as attorney-in-fact pursuant to the terms of the Letter of Intent and at the Distributor's direction, will redeem an appropriate number of shares held in escrow to realize the difference. Signing a Letter of Intent does not bind an investor to purchase the full amount indicated at the sales charge in effect at the time of signing, but an investor must complete the intended purchase in accordance with the terms of the Letter of Intent to obtain the reduced sales charge. To apply, an investor must indicate his or her intention to do so under a Letter of Intent at the time of purchase of Shares.

QUALIFICATION FOR DISCOUNTS. For purposes of applying the Rights of Accumulation and Letter of Intent privileges described above, the scale of sales charges applies to the combined purchases made by any individual and/or spouse purchasing securities for his, her or their own account, or the aggregate investments of a trustee or other fiduciary or IRA for the benefit of the persons listed above.

PURCHASE ORDERS. Investors may purchase Retail Shares of the Fund through registered representatives of Elan located at Firstar Banks ("Firstar Investment Offices"), or directly with the Fund's transfer agent. All checks must be drawn on a bank located within the United States and must be payable in U.S. dollars. Subsequent investments in an existing account in the Fund may be made at any time by sending to the address below a check or money order payable to the Fund, along with a letter stating the amount of the investment, the name of the Fund and the account number in which the investment is to be made. A $20 fee will be imposed by the Fund's transfer agent if any check used for investment in an account does not clear, and the investor involved will be responsible for any loss incurred by a Fund.


PURCHASE ORDERS PLACED THROUGH REGISTERED REPRESENTATIVES
                TO OPEN AN ACCOUNT                            TO ADD TO AN ACCOUNT
                -------------------                           ---------------------
IN PERSON       - Complete an application at a Firstar        - Bring your check to
                  Investment Office. Call 1-800-982-8909        Firstar Investment Office. Call
                  for the office nearest you.                   1-800-982-8909 for the
                                                                office nearest you.



 BY PHONE       - Call your registered representative         - Call your registered representative at
                  or call 1-800-982-8909 for                    or call 1-800-982-8909 for
                  the office nearest you.                       the office nearest you.


AUTOMATICALLY   - Call your registered representative         - Complete a Periodic Investment
                  to obtain a purchase application              Plan Application to automatically
                  which includes information about              purchase more shares.
                  a Periodic Investment Plan.


PURCHASE ORDERS PLACED THROUGH THE TRANSFER AGENT

                TO OPEN AN ACCOUNT                            TO ADD TO AN ACCOUNT
                -------------------                           ---------------------

BY MAIL         - Complete an application and mail            - Make your check payable to Portico
                  it along with a check payable to              Funds. Please include your account
                  Portico Funds, P.O. Box 3011,                 number on your check and mail it to
                  Milwaukee, WI 53201-3011.                     the address on your statement.

OVERNIGHT       - Complete an application and deliver         - Make your check payable to Portico
DELIVERY          it along with a check payable to              Funds. Please include your account
                  Portico Funds, 615 E. Michigan St.,           number on your check and deliver
                  Milwaukee, WI 53202.                          it to the address at the left.

IN PERSON       - Bring your application and check            - Bring your check to a Firstar Investment
                  to a Firstar Investment Office. Call          Office. Call 1-800-982-8909 for the
                  1-800-982-8909 for the office                 office nearest you.
                  nearest you.

AUTOMATICALLY   - Call 1-800-982-8909 to obtain a             - Complete a Periodic Investment Plan
                  purchase application which includes           Application to automatically purchase
                  information for a Periodic                    more shares.
                  Investment Plan.

                                                              - Open a ConvertiFund account to
                                                                automatically invest proceeds from one
                                                                account to another account of the Portico
                                                                family of funds.

BY WIRE         - Call 1-800-228-1024 to arrange a            - Call 1-800-228-1024 to arrange a wire
                  wire transaction. Ask your bank to            transaction. Ask your bank to transmit
                  transmit immediately available funds          immediately available funds by wire as
                  by wire in the amount of your                 described at the left. Please also
                  purchase to Firstar Bank                      include   your account number.
                  Milwaukee, N.A.,
                  ABA # 0750-00022, Account #
                  112-952-137 for further credit to
                  Portico MicroCap Fund [name/title
                  on the account].

BY PHONE        - Call 1-800-228-1024 to exchange             - Call 1-800-228-1024 to exchange from
                  from another Portico Fund account             another Portico Fund account with the
                  with the same registration including          same registration including name,
                  name, address and taxpayer                    address and taxpayer ID number.
                  ID number.

Investors making initial investments by wire must promptly complete a Purchase Application and forward it to the Fund. REDEMPTIONS
WILL NOT BE PAID UNTIL THE COMPLETED APPLICATION HAS BEEN RECEIVED BY THE TRANSFER AGENT.


If an order and payment are received by the transfer agent in proper form (as described above) before the close of regular trading hours on the New York Stock Exchange (the "Exchange"), currently 3:00 p.m. Central Time, on a business day, Fund shares will be purchased as of the determination of net asset value on that day. Purchase orders which are received after the close of regular trading hours on the Exchange, or on non-business days, and orders for which payment is not received by the close of regular trading hours on the Exchange on a business day, will be executed on the next business day after receipt of both the order and payment in proper form by the transfer agent.

The Fund will not accept payment in cash or third party checks for the purchase of shares. Federal regulations require that each investor provide a Social Security number or other certified taxpayer identification number upon opening or reopening an account. The Fund reserves the right to reject applications without such a number or an indication that a number has been applied for. If a number has been applied for, the number must be provided and certified within sixty days of the date of the application. Any accounts opened without a proper number will be subject to backup withholding and may be liquidated and distributed to the owner(s) of record on or after the first business day following the sixtieth day of investment, net of the backup withholding tax.

Certificates for shares will be issued only upon shareowner request. The Fund reserves the right to reject any purchase order. Payment for shares of the Fund in the amount of $1,000,000 or more may, at the discretion of the Adviser, be made in the form of securities that are permissible investments for the Fund. For further information see the Statement of Additional Information or contact Portico Investor Services at 1-800-982-8909 or 414-287-3710 (Milwaukee area).


HOW TO PURCHASE INSTITUTIONAL SHARES

All Institutional Share purchases are effected pursuant to a customer's account at Firstar Trust Company ("Firstar Trust") or at another chosen institution pursuant to procedures established in connection with the requirements of the account. Confirmations of share purchases and redemptions will be sent to Firstar Trust or the other institution involved. Firstar Trust and the other institutions (or their nominees) (collectively referred to as "Institutions") will normally be the owners of record of Fund shares, and will reflect their customers' beneficial ownership of shares in the account statements provided by them to their customers. The exercise of voting rights and the delivery to customers of shareowner communications from the Fund will be governed by the customers' account agreements with Firstar Trust and the other Institutions. Investors wishing to purchase shares of the Fund should contact their account representatives.

Institutional Shares are sold without a charge imposed by the Fund, although Institutions may charge fees for providing administrative or other services in connection with investments in Fund shares.

Purchase orders must be transmitted to the Fund's transfer agent by telephone (1-800-228-1024; in Milwaukee area: 414-287-3808 or by fax 414-287-3781 only if preceded by a telephone call) and will be effected by the transfer agent at its Milwaukee office. Purchase orders that are received by the transfer agent before the close of regular trading hours on the New York Stock Exchange (the "Exchange"), currently 3:00 p.m. Central Time, will be executed as of the close of regular trading hours on the Exchange, provided that payment is received by the close of regular trading hours. Purchase orders that are received after the close of regular trading hours on the Exchange or on non-business days, and orders for which payment is not received by the close of regular trading hours on the Exchange on a business day, will be executed on the next business day after receipt of both the order and payment in proper form by the transfer agent.

Payment for Fund shares should be transmitted by wire in immediately available funds to:

Firstar Bank Milwaukee, N.A.
ABA #0750-00022,
Account #112-952-137
For further credit to Portico MicroCap Fund
[the investor's account number and the name/title of the account].

Payment may also be made by check payable to: Portico Funds, P.O. Box 3011, Milwaukee, WI 53201-3011, or delivered (via overnight delivery or in person) to 615 E. Michigan St., Milwaukee, WI 53202.

It is the responsibility of Institutions to transmit orders and payment for the purchase of shares by their customers to the transfer agent on a timely basis, in accordance with the procedures stated above.

Certificates for shares will be issued only upon the request of an Institution. The Fund reserves the right to reject any purchase order.

Payment for shares of the Fund in the amount of $1,000,000 or more may, at the discretion of the Fund, be made in the form of securities that are permissible investments for the Fund as described in this Prospectus. For further information see the Statement of Additional Information or contact Portico Investor services at 1-800-982-8909 or 414-287-3710 (Milwaukee area).


REDEMPTION OF SHARES

HOW TO REDEEM RETAIL SHARES

Redemption orders are effected at the net asset value per share next determined after receipt of the order by the transfer agent. If a redemption order is received in proper form (as described below) before the close of regular trading hours on the Exchange, currently 3:00 p.m. Central Time, on a business day, Fund shares will be redeemed as of the determination of net asset value on that day. Redemption orders which are received after the close of regular trading hours on the Exchange, or on non-business days, will be executed on the next business day. Depending upon the current net asset value of the redeemed shares at the time of redemption, the value of the shares redeemed may be more or less than the investor's cost.

REDEMPTION ORDERS

               THROUGH THE TRANSFER AGENT    THROUGH A REGISTERED REPRESENTATIVE
               --------------------------    -----------------------------------

BY PHONE     _ Call 1-800-228-1024 with your         _ Call your registered
               account name, account number and        representative at
               amount of redemption (minimum           the number on your
               $500). Redemption proceeds will         statement, or
               only be sent to a shareowner's          1-800-982-8909.
               address or bank account of a
               commercial bank located within
               the United States as shown on the
               transfer agent's  records. (Available
               only if established on the account
               application and if there has been
               no change of address by telephone
               within the preceding 15 days.)

BY MAIL,     _ Mail your instructions to the         _Mail your instructions to
OVERNIGHT      the Portico Funds, P.O. Box 3011,      the Portico Funds, P.O.
DELIVERY       Milwaukee, Wisconsin 53201-3011,       Box 3011, Milwaukee, WI
OR IN PERSON   or deliver them (via overnight         53201-3011,
               delivery or in person) to 615 E.       or deliver them to
               Michigan Street, Milwaukee, WI         615 E.Michigan Street,
               53202.  Include the number of          Milwaukee,WI, 53202,
               shares or the amount to                or bring your instructions
               be redeemed, your shareowner           to your registered
               account number and Social              representative's office.
               Security number or other taxpayer
               identification number. Your
               instructions must be signed by all
               persons required to sign for transactions exactly as their names appear on the account. If the redemption amount exceeds $50,000, or if the proceeds are to be sent elsewhere than the address of record, or the address of record has been changed within the preceding 15 days, each signature must be guaranteed in writing by either a commercial bank that is a member of the FDIC, a trust company, a credit union, a savings association, a member firm of a national securities exchange or other eligible guarantor institution.

AUTOMATICALLY  _ Call 1-800-982-8909 for a             _ Call your registered
                 Systematic Withdrawal Plan              representative to
                 application($15,000 account minimum     establish a
                 and $100 minimum per transaction).      Systematic Withdrawal
                                                         Plan.


Guarantees must be signed by an eligible guarantor institution and "Signature Guaranteed" must appear with the signature. If certificates have been issued, the certificates, properly endorsed or accompanied by a properly executed stock power and accompanied by signature guarantees, must be received by the transfer agent or Elan. The Fund may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees and guardians. A redemption request will not be deemed to be properly received until the transfer agent or Elan receives all required documents in proper form. Purchases of additional shares concurrently with withdrawals would be disadvantageous because of the sales charge involved in the additional purchases.

The transfer agent charges a $12.00 fee for each payment made by wire of redemption proceeds, which will be deducted from the shareowner's account. The transfer agent also charges a $15.00 fee for each IRA distribution (unless it is part of a Systematic Withdrawal Plan), which will be deducted from the shareowner's account.

In order to arrange for telephone redemptions after an account has been opened or to change the bank or account designated to receive redemption proceeds, a written request must be sent to Portico Investor Services at the address listed above or contact your registered representative. The request must be signed by each shareowner of the account. Further documentation may be requested from corporations, executors, administrators, trustees and guardians.

The Fund reserves the right to refuse a telephone redemption if it believes it is advisable to do so. Procedures for redeeming shares by telephone may be modified or terminated by the Fund at any time upon notice to shareowners. During periods of substantial economic or market change, telephone redemptions may be difficult to implement. If a shareowner is unable to contact the transfer agent by telephone, shares may also be redeemed by delivering the redemption request to the transfer agent.

In an effort to prevent unauthorized or fraudulent redemption requests by telephone, Portico and the transfer agent employ reasonable procedures specified by the Fund to confirm that such instructions are genuine. Among the procedures used to determine authenticity, investors electing to redeem or exchange by telephone will be required to provide their account number. All such telephone transactions will be tape recorded and confirmed in writing to the shareowner. Portico may implement other procedures from time to time. If reasonable procedures are not implemented, Portico and/or the transfer agent may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, the shareowner is liable for any loss for unauthorized transactions.

OTHER REDEMPTION INFORMATION The Fund will make payment for redeemed shares typically within one or two business days, but no later than the seventh day after receipt by the transfer agent of a request in proper form, except as provided by the rules of the SEC. HOWEVER, IF ANY PORTION OF THE SHARES TO BE REDEEMED REPRESENTS AN INVESTMENT MADE BY CHECK, THE FUND MAY DELAY THE PAYMENT OF THE REDEMPTION PROCEEDS UNTIL THE TRANSFER AGENT IS REASONABLY SATISFIED THAT THE CHECK HAS BEEN COLLECTED, WHICH MAY TAKE TWELVE DAYS FROM THE PURCHASE DATE. This procedure does not apply to shares purchased by wire payment. An investor must have filed a Purchase Application before any redemption requests can be paid.

The Fund imposes no charge when shares are redeemed and reserves the right to redeem an account involuntarily, upon sixty days' written notice, if redemptions cause the account's net asset value to remain at less than $1,000. The Fund may also redeem shares involuntarily if it is appropriate to do so to carry out the Fund's responsibilities under the 1940 Act and, in certain cases, may make payment for redemption in securities. Investors would bear any brokerage or other transaction costs incurred in converting the securities so received to cash. See the Statement of Additional Information for examples of when such redemptions might be appropriate.

Questions concerning the proper form for redemption requests should be directed to Portico Investor Services at 1-800-228-1024 or 414-287-3808 (Milwaukee area).

HOW TO REDEEM INSTITUTIONAL SHARES Customers who purchase Institutional Shares of the Fund through accounts at an Institution may redeem all or part of their shares in accordance with the instructions and limitations pertaining to such accounts. The procedures will vary according to the type of account and Institution involved, and customers should consult their account representatives in this regard.

Redemption orders must be transmitted by an Institution to the transfer agent in writing or by telephone in the manner described under "How to Purchase Institutional Shares." Shares are redeemed at the net asset value per share next determined after the transfer agent's receipt of the redemption order.

Payment for redeemed shares will normally be wired in federal funds on the next business day if the redemption order is received by the transfer agent before 3:00 p.m. Central Time. The Fund reserves the right, however, to delay the wiring of redemption proceeds for up to seven days after receipt of a redemption order if, in the judgment of the Adviser, an earlier payment could adversely affect the Fund. However, if any portion of the shares to be redeemed represents an investment made by check, the Fund may delay the payment of the redemption proceeds until the transfer agent is reasonably satisfied that the check has been collected, which may take twelve days from the purchase date. The transfer agent currently charges a $15.00 fee for each IRA distribution, which will be deducted from the shareowner's account or, at the request of an Institution, billed directly to the Institution requesting the redemption.

Portico imposes no charge when shares are redeemed. However, Institutions may charge a fee for providing administrative or other services in connection with investments in Fund shares. If a customer has agreed with a particular Institution to maintain a minimum account balance and the balance falls below that minimum, the customer may be obliged by the Institution to redeem all or part of the customer's shares in the Fund to the extent necessary to maintain the required minimum balance. Portico may also redeem shares of the Fund involuntarily or make payment for redemption in securities if it appears appropriate to do so in light of Portico's responsibilities under the 1940 Act. Investors would bear any brokerage or other transaction costs incurred in converting the securities received to cash. See the Statement of Additional Information for examples of when such redemptions might be appropriate.

It is the responsibility of Institutions to transmit redemption orders and credit their customers' accounts with the redemption proceeds on a timely basis in accordance with their agreements with the customers and to provide their customers with account statements with respect to share transactions made for the accounts.

In an effort to prevent unauthorized or fraudulent redemption requests by telephone, Portico and the transfer agent employ reasonable procedures specified by the Fund to confirm that such instructions are genuine. Among the procedures used to determine authenticity, investors electing to redeem or exchange by telephone will be required to provide their account number. All such telephone transactions will be tape recorded and confirmed in writing to the shareowner. Portico may implement other procedures from time to time. If reasonable procedures are not implemented, Portico and/or the transfer agent may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, the shareowner is liable for any loss for unauthorized transactions.


EXCHANGE OF SHARES   If shares may legally be sold in the state of the
investor's residence, Retail shareowners are generally permitted to exchange their Retail Shares in a Fund (with a minimum current value of $1,000) for Retail Shares of other funds in the Portico family of funds without charge or commission by the Fund. A sales charge will be imposed on the exchange if the shares of the Fund being acquired have a sales charge and the shares being redeemed were purchased or otherwise acquired without a sales charge unless a shareowner qualifies for a sales charge exemption as described in the section "Purchase of Shares". Institutional shareowners also are generally permitted to exchange their Institutional Shares in a Fund (with a minimum current value of $1,000) for Institutional Shares of other funds in the Portico family of funds, provided such other shares may legally be sold in the state of the investor's residence and the investor is eligible for Institutional Shares at the time of the exchange. This exchange privilege does not apply to shares of the Institutional Money Market Fund. Telephone exchange privileges automatically apply to each shareowner of record and the representative of record unless and until the transfer agent receives written instructions from the shareowner(s) of record canceling the privilege.

Portico reserves the right to terminate indefinitely the exchange privilege of any shareowner, broker, investment adviser, agent, or account representative who requests more than four exchanges within a calendar year, whether for oneself or one's customers. Portico may determine to do so with prior notice to the shareowner, broker, investment adviser, agent, or account representative based on a consideration of both the number of exchanges the particular shareowner, broker, investment adviser, agent, or account representative has requested and the time period over which those exchange requests have been made, together with the level of expense to the funds or other adverse effects which may result from the additional exchange requests. If any portion of the shares to be exchanged represents an investment made by check, a fund may delay the acquisition of new shares in an exchange until the transfer agent is reasonably satisfied that the check has been collected, which may take twelve days from the purchase date.

Investors may find the exchange privilege useful if their investment objectives or market outlook should change after they invest in the Portico family of funds. For federal income tax purposes, an exchange of shares is a taxable event and, accordingly, a capital gain or loss may be realized by an investor. Before making an exchange request, an investor should consult a tax or other financial adviser to determine the tax consequences of a particular exchange. No exchange fee is currently imposed by Portico on exchanges. Portico reserves, however, the right to impose a charge in the future. In addition, Institutions may charge a fee for providing administrative or other services in connection with exchanges.

In order to request an exchange by telephone, a shareowner must give the account name, account number and the amount or number of shares to be exchanged. During periods of significant economic or market change, telephone exchanges may be difficult to implement. If a shareowner is unable to contact the transfer agent by telephone, shares may also be exchanged by delivering the exchange request to the transfer agent in person or by mail at the address listed above under "Redemption of Shares."

The Fund reserves the right to reject any exchange request with prior notice to a shareowner and the exchange privilege may be modified or terminated at any time. At least sixty days' notice will be given to shareowners of any material modification or termination except where notice is not required under SEC regulations. The responsibility of the Fund and its transfer agent for the authenticity of telephone exchange instructions is limited as described above under "Redemption of Shares."

SHAREOWNER SERVICES (Retail Shareowners Only)

The services and privileges described below are available to Retail Shareowners of the Fund. These may be modified or terminated at any time upon notice to shareowners.

     SHAREOWNER REPORTS. Shareowners will be provided with a report showing portfolio investments and other information at least semiannually; and after the close of the Fund's fiscal year which ends October 31, with an annual report containing audited financial statements. To eliminate unnecessary duplication, only one copy of shareowner reports will be sent to shareowners with the same mailing address. Shareowners who desire a duplicate copy of shareowner reports to be mailed to their residence should call Portico Investor Services at 1-800-982-8909, or write Portico Investor Services at the address listed above.

In addition, account statements will be mailed to shareowners after each purchase, reinvestment of dividends and redemption.

AUTOMATED TELERESPONSE SERVICE. Shareowners using a touch-tone telephone can access information on the Fund twenty-four hours a day, seven days a week. When calling Portico Investor Services at 1-800-228-1024, shareowners may choose to use the automated information feature or, during regular business hours (8:00 a.m. to 7:00 p.m. Central Time, Monday through Friday), speak with a Portico Investor Services representative.

The automated service provides the information most frequently requested by shareowners. After calling the 800-number, pressing "2" on their touch-tone phone, shareowners can:

1.   Determine closing prices for the Fund.
2.   Learn how the price of a Fund has changed from the previous day.
3.   Hear daily yields for Portico's money market funds.

Money market fund yields reflect fee waivers in effect, represent past performance and will vary. If fees were not waived, yields would be reduced. Past performance is no guarantee of future results. Current yield refers to income earned by a fund's investments over a 7-day period. It is then annualized and stated as a percentage of the investment. Effective yield is the same as current yield except that it assumes the income earned by an investment in a fund will be reinvested. An investment in any one of the Portico money market funds is neither insured nor guaranteed by the U.S. Government nor is there any assurance the funds will be able to maintain a stable net asset value of $1.00 per share.

To speak with a Portico Investor Services representative anytime during an automated teleresponse session (during regular business hours), shareowners may press "0."

For total return information, shareowners must call Portico Investor Services at 1-800-982-8909 or 414-287-3710 (Milwaukee area).

RETIREMENT PLANS. The Fund offers individual retirement accounts and prototype defined contribution plans, including simplified employee, 401(k), profit-sharing and money purchase pension plans ("Retirement Plans"). For details concerning Retirement Plans (including service fees), please call Portico Investors Services at 1-800-982-8909 or 414-287-3710 (Milwaukee area).

DIVIDENDS AND DISTRIBUTIONS

Dividends from the Fund's net investment income are declared and paid annually. The Fund's net realized capital gains are distributed at least annually to avoid tax to the Fund.

Dividends and distributions will reduce the net asset value of the Retail and Institutional Shares by the amount of the dividend or distribution. Dividends and distributions are automatically reinvested in additional Retail or Institutional Shares of the Fund (as applicable) on which the dividend or distribution is paid at their net asset value per share (as determined on the payable date), unless the shareowner notifies the Fund's transfer agent or registered representative, as appropriate, that dividends or capital gains distributions, or both, should be paid in cash. Cash dividends and distributions will be paid by check unless the Fund's transfer agent receives a voided check or deposit ticket to enable the dividends or distributions to be directly deposited into the shareowner's bank account. Cash dividends and distributions will be paid within five business days after the end of the month in which dividends are declared or within five business days after a redemption of all of a shareowner's shares of a Fund. Reinvested dividends and distributions receive the same tax treatment as those paid in cash.


MANAGEMENT OF THE FUND
The business and affairs of the Fund are managed under the direction of the Board of Directors of the Portico Funds, Inc. ("Portico" or the "Company"). The Statement of Additional Information contains the name and background information regarding each Director.

ADVISORY SERVICES   FIRMCO, a Wisconsin corporation and subsidiary of Firstar
Corporation, a bank holding company, serves as investment adviser to the Fund. FIRMCO, with principal offices at Firstar Center, 777 East Wisconsin Avenue, 8th Floor, Milwaukee, Wisconsin 53202, has been engaged in the business of providing investment advisory services since 1986. FIRMCO currently has $19.5 billion in assets under active management, of which $11.6 billion is invested in fixed-income and money market securities and $7.9 billion in equity securities.

Subject to the general supervision of the Board of Directors and in accordance with the investment objective and policies of the Fund, the Adviser manages the Fund's portfolio, makes decisions with respect to and places orders for all purchases and sales of the Fund's portfolio securities, and maintains records relating to such purchases and sales. The Adviser is authorized to allocate purchase and sale orders for portfolio securities to Shareowner Organizations, including, in the case of agency transactions, Shareowner Organizations which are affiliated with the Adviser, if the Adviser believes that the quality of the transaction and the amount of the commission are comparable to what they would be with other qualified brokerage firms.

The Adviser is entitled to receive from the Fund a fee, calculated daily and payable monthly, at the annual rate of 1.50% of the Fund's average daily net assets. The Adviser may voluntarily waive all or a portion of the advisory fee otherwise payable by the Fund from time to time. These waivers may be terminated at any time at the Adviser's discretion. The Adviser earned fees, net of waivers, for the fiscal periods August 1, 1995 through June 30, 1996 and July 1, 1996 through October 31, 1996, at the annual rate of 1.34% and 1.50%, respectively for the MicroCap Fund.

The Adviser's portfolio management services for the Fund are conducted by Mark Westman. Mr. Westman has been with Firstar since 1992 and has five years of investment management experience and has managed the MicroCap Fund since its inception. He is a Vice President and Portfolio Manager of FIRMCO and a Chartered Financial Analyst.

ADMINISTRATIVE SERVICES Firstar Trust Company ("Firstar Trust") and B.C. Ziegler and Company ("Ziegler") serve as the Co-Administrators (the "Co-Administrators"). The Co-Administrators have agreed to provide the following administrative services for the Portico Funds: assist in maintaining office facilities for the Funds; furnish clerical and certain other services required by the Funds; compile data for and prepare notices to the SEC; prepare semiannual reports to the SEC and current shareowners and filings with state securities commissions; coordinate federal and state tax returns; monitor the arrangements pertaining to the Funds' agreements with Shareowner Organizations and Institutions; monitor the Funds' expense accruals; monitor compliance with the Funds' investment policies and limitations; and generally assist the Funds' operations. As further described in the Statement of Additional Information, certain services under the Co-Administration Agreement are provided jointly by Firstar Trust and Ziegler and other services are provided separately by either Firstar Trust or Ziegler. The Co-Administrators are entitled to receive a fee for their administrative services, computed daily and payable monthly, at the annual rate of 0.125% of Portico's first $2 billion of average aggregate daily net assets, plus 0.10% of Portico's average aggregate daily net assets in excess of $2 billion. The Co-Administrators may voluntarily waive all or a portion of their administrative fee from time to time. These waivers may be terminated at any time at the Co-Administrators' discretion. For the fiscal periods August 1, 1995 through June 30, 1996 and July 1, 1996 through October 31, 1996, the MicroCap Fund accrued administrative fees, after waivers, at the effective annual rate of 0.05%.

SHAREOWNER ORGANIZATIONS Portico may enter into agreements from time to time with certain Shareowner Organizations, including affiliates of the Adviser (such as Elan), providing for certain support and/or distribution services to their customers who are the beneficial owners of Retail Shares of the Fund. Under the Service Agreements, shareowner support services, which are described more fully in the Statement of Additional Information, may include assisting investors in processing purchase, exchange and redemption requests; processing dividend and distribution payments from the Funds; providing information periodically to customers showing their positions in Retail Shares of the Funds; and providing sub-accounting with respect to Retail Shares beneficially owned by customers or the information necessary for sub-accounting. In addition, Shareowner Organizations under a Distribution and Service Agreement may provide the foregoing shareowner support services and may also provide assistance, such as the forwarding of sales literature and advertising to their customers, in connection with the distribution of Retail Shares. For their services, Shareowner Organizations may be entitled to receive fees from the Fund at annual rates of up to 0.25% of the average daily net asset value of the Retail Shares covered by their agreements. For the fiscal periods August 1, 1995 through June 30, 1996 and July 1, 1996 through October 31, 1996, Shareowner Organizations received fees pursuant to such agreements at the annual rate of 0.25% of its average net assets.

Under the terms of their agreements with Portico, Shareowner Organizations are required to provide a schedule of any fees that they may charge to their customers relating to the investment of their assets in Retail Shares covered by the agreements. Investors should read this Prospectus in light of such fee schedules and under the terms of their Shareowner Organization's agreement with Portico. In addition, investors should contact their Shareowner Organization with respect to the availability of shareowner services and the particular Shareowner Organization's procedures for purchasing and redeeming shares. It is the responsibility of Shareowner Organizations to transmit purchase and redemption orders and record those orders in customers' accounts on a timely basis in accordance with their agreements with customers. At the request of a Shareowner Organization, the transfer agent's charge of $12.00 for each payment made by wire of redemption proceeds may be billed directly to the Shareowner Organization.

The Glass-Steagall Act and other applicable laws, among other things, prohibit banks from engaging in the business of underwriting securities. Accordingly, banks will be engaged under agreements with Portico only to perform the administrative and investor servicing functions described above, and will represent to Portico that in no event will the services provided by them under the agreements be primarily intended to result in the sale of Retail Shares.

Conflict-of-interest restrictions may apply to the receipt of compensation paid by Portico to a Shareowner Organization in connection with the investment of fiduciary funds in Retail Shares. Institutions, including banks regulated by the Comptroller of the Currency and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult legal counsel before entering into agreements with Portico.

Agreements that contemplate the provision of distribution services by Shareowner Organizations are governed by a Distribution and Service Plan (the "Plan") that has been adopted by Portico pursuant to Rule 12b-1 under the 1940 Act. In the case of the Fund, no payments are made to their Distributor under the Plan. However, payments to Shareowner Organizations, including affiliates of the Adviser, under the Plan are not tied directly to their own out-of-pocket expenses and therefore may be used as they elect (for example, to defray their overhead expenses), and may exceed their direct and indirect costs.

CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT, AND ACCOUNTING SERVICES AGENT. Firstar Trust, an affiliate of the Adviser, provides custodial, transfer agency, dividend disbursing agency services, and accounting services for the Fund. Total custodial, transfer agency, dividend disbursing agency, and accounting services fees paid to Firstar Trust were approximately 0.12% (annualized) of the Fund's average net assets for the fiscal period ended October 31, 1996. Additional information regarding the fees payable by the Fund to Firstar Trust for these services is provided in the Statement of Additional Information. Inquiries to the transfer agent may be sent to the following address: Firstar Trust Company, P.O. Box 3011, Milwaukee, WI 53201-3011.

INVESTMENT LIMITATIONS

Except for the limitations detailed below, the investment objective and policies of the Fund described in this Prospectus are not fundamental and may be changed by the Board of Directors without the affirmative vote of the owners of a majority of the Fund's outstanding shares. If there is a change in the Fund's investment objective, shareowners should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. The following descriptions summarize several of the Fund's fundamental investment limitations which are set forth in full in the Statement of Additional Information.

THE FUND MAY NOT:

1. Purchase securities of any one issuer (other than U.S. Government securities) if more than 5% of the value of its total assets will be invested in the securities of such issuer, except that up to 25% of the value of a Fund's total assets may be invested without regard to this 5% limitation.

2. Subject to the foregoing 25% exception, purchase more than 10% of the outstanding voting securities of any issuer.

3. Invest 25% or more of its total assets in one or more issuers conducting their principal business activities in the same industry.
4. Borrow money or enter into reverse repurchase agreements in amounts over one-third of the value of the total assets at the time of such borrowing, or mortgage, pledge or hypothecate any assets except in connection with such borrowings.

If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Fund's portfolio securities will not constitute a violation of such limitation.


TAXES

Federal Portico's management intends that the Fund will qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification generally will relieve the Fund of liability for federal income taxes to the extent its earnings are distributed in accordance with the Code.

The Fund contemplates declaring as dividends each year at least 90% of its investment company income. An investor who receives a dividend derived from investment company taxable income (which includes any excess of net short-term capital gain over net long-term capital loss) treats it as a receipt of ordinary income in the computation of his gross income, whether such dividend is paid in the form of cash or additional shares of the Fund.

Any dividend or distribution of the excess of the Fund's net long-term capital gain over its net short-term capital loss will be taxable to a shareowner of the Fund as long-term capital gain, regardless of how long the shareowner has held shares of the Fund.

Before purchasing Fund shares, the impact of dividend or capital gain distributions which are expected to be declared or have been declared but not paid, should be carefully considered. Any dividend or distribution paid by the Fund shortly after the purchase of shares of the Fund will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution. Such dividends or distributions, although in effect a return of capital to shareowners, are subject to income taxation.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of the dividends or gross sale proceeds paid to any shareowner (i) who has provided either an incorrect taxpayer identification number or no number at all, (ii) who is subject to withholding by the Internal Revenue Service for failure to properly include on his return payments of interest or dividends, or
(iii) who has failed, when required to do so, to certify that he is not subject to backup withholding. The Fund generally also will withhold and remit to the U.S. Treasury 10% of all distributions from individual retirement accounts (including simplified employee plans) to any investor unless the transfer agent receives a written request not to withhold federal income tax from the investor prior to the distribution date; withholding on distributions from other types of Retirement Plans may be mandatory and may be at a higher rate.

A taxable gain or loss may be realized by a shareowner upon a redemption, transfer or exchange of Fund shares, depending on the tax basis of the shares and their price at the time of such disposition.

Generally, a shareowner may include sales charges incurred upon the purchase of Retail Shares in his or her tax basis for such shares for the purpose of determining gain or loss on a redemption, transfer or exchange of shares. However, if the shareowner effects an exchange of such shares for Retail Shares of another fund of the Company within 90 days of the purchase and is able to reduce the sales charge applicable to the new shares (by virtue of the Company's exchange privilege), the amount equal to such reduction may not be included in the tax basis of the shareowner's exchanged shares, but may be included (subject to the limitation) in the tax basis of the new shares. If a shareowner held shares for six months or less, any loss realized by the shareowner will be treated as long-term loss to the extent of any long-term capital gain distribution received.

The foregoing is only a brief summary of some of the important federal income tax considerations generally affecting the Fund and its shareowners, and is not intended as a substitute for careful tax planning and is based on tax laws and regulations which are in effect on the date of this Prospectus. Such laws and regulations may be changed by legislative or administrative action. Accordingly, investors in the Fund should consult their tax advisers with specific reference to their own tax situation. Shareowners will be advised at least annually as to the federal income tax consequences of dividends and distributions made each year.

State and Local Investors are advised to consult their tax advisers concerning the application of state and local tax laws, which may have different consequences from those of the federal income tax law described above.


DESCRIPTION OF SHARES

The Company was incorporated under the laws of the State of Wisconsin on February 15, 1988 and is registered with the SEC as an open-end management company. The Articles of Incorporation authorize the Board of Directors to issue up to 150 billion full and fractional shares of common stock, $.0001 par value per share. The Company currently has 16 classes representing interests in 16 existing investment portfolios. Each class of the Funds is currently divided into two separate series, a Retail and Institutional Series representing interests in the same Fund. Of these authorized shares, 50 million shares have been classified for each of the Retail and Institutional Series discussed in this Prospectus.

Shares of each series bear their pro rata portion of all operating expenses paid by the Fund, except certain payments of up to 0.25% of the average daily net assets of the Retail Shares under the Fund's Distribution and Service Plan and Shareowner Servicing Plan applicable only to Retail Series Shares. In addition, Retail Shares, subject to certain exceptions described under Purchase of Shares above, are sold with a maximum sales charge of 4.00% with respect to the Company's equity funds and 2.00% with respect to the Company's fixed income funds. Institutional Shares are sold without a sales charge. The differences in expenses and sales charges will affect the performance of Institutional and Retail Shares. Institutional Shares are only available to (i) trust, agency or custodial accounts opened through trust companies or trust departments affiliated with Firstar Corporation; (ii) all employer sponsored qualified retirement plans; and (iii) clients of the Adviser. Retail Shares are available to any investor who does not fall within the three preceding categories. Portico Funds offer various services and privileges in connection with Retail Shares that are not offered in connection with the Institutional Shares, including a Periodic Investment Plan, ConvertiFund/TM, and Systematic Withdrawal Plan. A salesperson and any other person or Shareowner Organization entitled to receive compensation for selling or servicing shares may receive different compensation with respect to different series of shares.

For information regarding the other funds and series, contact Portico Investor Services at 1-800-982-8909 or 414-287-3710 (Milwaukee area) or your Shareowner Organization.

Portico does not presently intend to hold annual meetings of shareowners except as required by the 1940 Act or other applicable law. Portico will call a meeting of shareowners for the purpose of voting upon the question of removal of a member of the Board of Directors upon written request of shareowners owning at least 10% of the outstanding shares of Portico that are entitled to vote. To the extent required by law, Portico will assist in shareowner communication in such matters.

Shareowners of each class of the Funds are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held, and will vote in the aggregate and not by Fund except where otherwise required by law. It is contemplated that shareowners of the Fund will vote separately on matters relating to its investment advisory agreement and any changes in its fundamental investment limitations. On any matter submitted to the vote of shareowners which only pertains to agreements, liabilities or expenses applicable to the Retail Shares but not the Institutional Shares of the Fund, only the Retail Shares will be entitled to vote. Shares of Portico have noncumulative voting rights and, accordingly, the owners of more than 50% of Portico's outstanding shares (irrespective of Fund) may elect all of the Directors. As of January 31, 1997, the Adviser and its affiliates held, on behalf of their underlying accounts, approximately 72% of Portico's shares that were outstanding on that date.

Each Retail and Institutional Share of the Fund represents an equal proportionate interest with other shares of the same series in the Fund, and is entitled to such dividends and distributions earned on its assets as are declared at the discretion of the Board of Directors. Shares of the Fund do not have preemptive rights. The Fund is classified as a diversified company under the 1940 Act.


NET ASSET VALUE AND DAYS OF OPERATION

The net asset value of each series of the Fund for purposes of pricing purchase and redemption orders is determined as of the close of regular trading hours on the Exchange, currently, 3:00 p.m. Central Time, on each day the Exchange is open for trading. As a result, shares of the Fund will not be priced on the days which the Exchange observes: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per Retail and Institutional Share is calculated by dividing the value of all securities and other assets owned by the Fund that are allocated to Retail or Institutional Shares, respectively, less the liabilities charged to the particular series by the number of the Fund's outstanding Shares of that series.

Securities which are traded on a recognized domestic stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market. Exchange-traded securities for which there were no transactions are valued at the current bid prices. Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter bid prices. Restricted securities, securities for which market quotations are not readily available and other assets are valued at fair value by the Adviser under the supervision of the Board of Directors. Short-term investments having a maturity of 60 days or less are valued at amortized cost, unless the amortized cost does not approximate market value.

The Fund's securities may be valued based on valuations provided by an independent pricing service. These valuations are reviewed by the Adviser. If the Adviser believes that a valuation received from the service does not represent a fair value, it values the security by a method that the Board of Directors believes will determine a fair value. Any pricing service used may employ electronic data processing techniques, including a "matrix" system, to determine valuations.


PERFORMANCE CALCULATION

From time to time, total return data for Retail or Institutional Shares of the Fund may be quoted in advertisements or in communications to shareowners. The total return of the Fund's Retail or Institutional Shares will be calculated on an average annual (compound) total return basis, and may also be calculated on an aggregate total return basis, for various periods. Average annual total return reflects the average annual percentage change in value of an investment in Retail or Institutional shares of the Fund over the measuring period. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return assume that dividends and capital gain distributions made by the Retail and Institutional Shares of the Fund during the period are reinvested in Retail and Institutional Shares of the Fund, respectively, and that, for Retail Shares, the maximum sales charge during the period has been deducted from the investment at the time of purchase.

The Fund may advertise total return data for Retail Shares of the Fund without reflecting the sales charge if it is accompanied, in accordance with the SEC rules, by average annual total return data reflecting the maximum sales charge. Quotations which do not reflect the sales charge will, of course, be higher than quotations which do.

The total return of the Fund's Retail and Institutional Shares may be compared to those of other mutual funds with similar investment objectives and to stock, bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the total return of the Fund's Retail and Institutional Shares may be compared to data prepared by Lipper Analytical Services, Inc. In addition, the total return of the Fund's Retail and Institutional Shares may be compared to the S&P 500 Index; the S&P MidCap 400 Index; the S&P SmallCap 600 Index; the NASDAQ Composite Index, an index of unmanaged groups of common stocks of domestic companies that are quoted on the National Association of Securities Quotation System; the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Exchange; the Russell 2000 Index; the Value Line Composite Index, an unmanaged index of nearly 1,700 stocks reviewed in Ratings & Reports; and the Consumer Price Index. Total return data as reported in national financial publications, such as Money Magazine, Forbes, Barron's, Morningstar Mutual Funds, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performance of the Fund.

Performance quotations represent past performance, and should not be considered as representative of future results. The investment return and principal value of an investment in the Fund's Retail and Institutional Shares will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Since performance will fluctuate, performance data for the Fund cannot necessarily be used to compare an investment in the Fund's Retail and Institutional Shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Investors should remember that performance is generally a function of the kind and quality of the investments held in a portfolio, portfolio maturity, operating expenses and market conditions. Any fees charged by Shareowner Organizations directly to their customer accounts in connection with investments in the Fund will not be included in the Fund's calculations of total return and will reduce the total return received by the accounts. The methods used to compute total return are described in more detail in the Statement of Additional Information.

                        -------------------------------

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY ITS DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.



TO OPEN AN ACCOUNT OR REQUEST INFORMATION
1-800-982-8909
1-414-287-3710

FOR ACCOUNT BALANCES AND INVESTOR SERVICES
1-800-228-1024
1-414-287-3808

PORTICO INVESTOR SERVICES
615 East Michigan Street
P.O. Box 3011
Milwaukee, WI 53201-3011

------------------------------------------------------------------------------

                       PORTICO FUNDS, INC.
                (Retail and Institutional Series)
                          Balanced Fund
                      Growth and Income Fund
                       Special Growth Fund
                        Equity Index Fund
                       MidCore Growth Fund
                    International Equity Fund
                   Short-Term Bond Market Fund
                  Intermediate Bond Market Fund
                Tax-Exempt Intermediate Bond Fund
                       Bond IMMDEX/TM Fund
                        Equity Index Fund

                            Form N-1A
                      Cross Reference Sheet
                 ________________________________


Part B
Item No.                                               Heading
--------                                               -------

10.  Cover Page.................................      Cover Page

11.  Table of Contents..........................      Table of
                                                      Contents

12.  General Information and History...........       Inapplicable

13.  Investment Objectives and Policies.........      Investment
                                                      Objectives
                                                      and Policies

14.  Management of the Fund.....................      Management of
                                                      the Company

15.  Control Persons and Principal Holders
     of Securities.............................       Management of
                                                      the Company;
                                                      Miscellaneous

16.  Investment Advisory and Other Services           Management of the
                                                      Company;
                                                      Custodian,
                                                      Transfer
                                                      Agent and
                                                      Accounting
                                                      Services Agent;
                                                      Expenses

17.  Brokerage Allocation and Other Practices...      Management of
                                                      the Company

18.  Capital Stock and Other Securities               Description of
                                                      Shares


19. Purchase, Redemption and Pricing of Securities    Net Asset
    Being Offered                                     Value;
                                                      Additional
                                                      Purchase and
                                                      Redemption
                                                      Information

20.  Tax Status.................................      Additional
                                                      Information
                                                      Concerning
                                                      Taxes

21. Underwriters.................................    Management of
                                                     the Company

22. Calculation of Performance Data..............    Additional
                                                     Information
                                                     on
                                                     Performance

PART C

Information to be included in Part C is set forth under the appropriate item so numbered in Part C to this Registration Statement.


-------------------------------------------------------------------------------


                              PORTICO FUNDS, INC.
                      Statement of Additional Information

 Short-Term Bond Market Fund        Balanced Fund         MidCore Growth Fund
Intermediate Bond Market Fund    Growth and Income Fund   Special Growth Fund
Tax-Exempt Intermediate Bond Fund  Equity Index Fund  International Equity Fund
         Bond IMMDEX/TM Fund

                               February 28, 1997


                               TABLE OF CONTENTS

                                                                        Page


Portico Funds.....................................................         2
Investment Objectives and Policies................................         2
Net Asset Value...................................................        23
Additional Purchase and Redemption Information....................        23
Description of Shares.............................................        28
Additional Information Concerning Taxes...........................        30
Management of the Company.........................................        33
Custodian, Transfer Agent and Accounting Services Agent...........        42
Expenses..........................................................        43
Independent Accountants...........................................        43
Counsel...........................................................        44
Additional Information on Performance ............................        44
Miscellaneous.....................................................        49
Appendix A........................................................       A-1
Appendix B........................................................       B-1


  This Statement of Additional Information is meant to be read in conjunction with the Portico Funds' Prospectuses dated February 28, 1997, for the Institutional and Retail Shares of the Short-Term Bond Market Fund, Intermediate Bond Market Fund, Tax-Exempt Intermediate Bond Fund, Bond IMMDEX/TM Fund, Balanced Fund, Growth and Income Fund, Equity Index Fund, MidCore Growth Fund, Special Growth Fund, and International Equity Fund (collectively referred to as the "Funds") and is incorporated by reference in its entirety into the Prospectuses. Because this Statement of Additional Information is not itself a prospectus, no investment in shares of these Funds should be made solely upon the information contained herein. Copies of the Prospectus for the Funds may be obtained by writing Portico Investor Services at 615 East Michigan Street, P.O. Box 3011, Milwaukee, WI 53201-3011 or by calling 1-800-982-8909 or 414-287-3710
(Milwaukee area). Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

SHARES OF THE FUNDS ARE NOT BANK DEPOSITS, AND ARE NEITHER ENDORSED BY, INSURED BY, GUARANTEED BY, OBLIGATIONS OF, NOR OTHERWISE SUPPORTED BY THE FDIC, THE FEDERAL RESERVE BOARD, FIRSTAR INVESTMENT RESEARCH & MANAGEMENT COMPANY, FIRSTAR TRUST COMPANY, FIRSTAR CORPORATION, ITS AFFILIATES OR ANY OTHER BANK, OR OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE PORTICO FUNDS INVOLVES RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                                 PORTICO FUNDS

     Portico Funds, Inc. (the "Company") is a Wisconsin corporation which was incorporated on February 15, 1988 as a management investment company. The Company is authorized to issue separate classes of shares of Common Stock representing interests in separate investment portfolios. Each class for the Funds is currently divided into two series, a retail and institutional series. This Statement of Additional Information pertains to Retail Series and Institutional Series Shares of ten diversified portfolios, the Short-Term Bond
Market Fund, Intermediate Bond Market   Fund, Tax-Exempt Intermediate Bond
Fund, Bond IMMDEX/TM Fund, Balanced Fund, Growth and Income Fund, Equity Index Fund, MidCore Growth Fund, Special Growth Fund, and International Equity Fund (collectively the "Funds"). The Short-Term Bond Market Fund changed its name from Short-Intermediate Fixed Income Fund effective January 1, 1993. The Growth and Income Fund changed its name from the Income and Growth Fund effective August 16, 1993. The Balanced Fund commenced operations on March 30, 1992; the Growth and Income Fund, Equity Index Fund, Short-Term Bond Market Fund and Bond IMMDEX/TM Fund commenced operations on December 29,1989; the Special Growth Fund commenced operations on December 28, 1989; the MidCore Growth Fund commenced operations on December 29, 1992; the Intermediate Bond Market Fund commenced operations on January 5, 1993; the Tax-Exempt Intermediate Bond Fund commenced operations on February 8, 1993; and the International Equity Fund commenced operations on April 28, 1994. The Company also offers other investment portfolios which are described in separate Prospectuses and Statements of Additional Information. For information concerning these other portfolios contact the Portico Investor Services at 1-800-982-8909 or write to 615 East Michigan Street, P.O. Box 3011, Milwaukee, Wisconsin 53201-3011.

                       INVESTMENT OBJECTIVES AND POLICIES

     The investment objective of the Short-Term Bond Market Fund is to seek to provide an annual rate of total return, before Fund expenses, comparable to the annual rate of total return on the Lehman Brothers 1-3 Year Government Corporate Bond Index. The investment objective of the Intermediate Bond Market Fund is to seek to provide an annual rate of total return, before Fund expenses, comparable to the annual rate of total return on the Lehman Brothers Intermediate Government/Corporate Bond Index. The investment objective of the Tax-Exempt Intermediate Bond Fund is to seek to provide current income that is substantially exempt from federal income tax and emphasize total return with relatively low volatility of principal. The investment objective of the Bond
IMMDEX/TM Fund is to seek to provide an   annual rate of total return, before
Fund expenses, comparable to the annual rate of total return on the Lehman Brothers Government Corporate Bond Index. The investment objective of the Balanced Fund is to seek capital appreciation and current income with low volatility of capital. The investment objective of the Growth and Income Fund is to seek both reasonable income and long-term capital appreciation. The investment objective of the Equity Index Fund is to seek returns, before Fund expenses, comparable to the price and yield performance of publicly-traded common stocks in the aggregate, as represented by the S&P 500. The investment objective of the MidCore Growth Fund is to seek capital appreciation through investment in securities of medium- to large-sized companies. The investment objective of the Special Growth Fund is to seek capital appreciation through investment in securities of small- to medium-sized companies. The investment objective of the International Equity Fund is to seek capital appreciation through investment in foreign equity securities of small- to medium-sized companies. There is no assurance, however, that the Funds' investment objectives will in fact be attained. The following policies supplement the Funds' respective investment objectives and policies as set forth in the Prospectus.

PORTFOLIO TRANSACTIONS

     Subject to the general supervision of the Board of Directors, the Adviser is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for each Fund except the International Equity Fund. Subject to the general supervision of the Board of Directors, the Adviser is responsible for the portfolio management of the International Equity Fund. Pursuant to the terms of the Adviser's Advisory Agreement with the Fund, the Adviser has delegated certain of its duties to State Street Global Advisors, a division of State Street Bank and Trust Company (the "Sub-Adviser" or "SSBT"). The Adviser and Sub-Adviser, subject to the supervision of the Board of Directors, jointly determine the securities to be purchased, retained or sold by the International Equity Fund. However, the Sub-Adviser is responsible for placing orders for the purchase and sale of the Fund's portfolio securities.

     The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements which enable the Funds to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions, and each Fund may engage in short-term trading to achieve its investment objective.

     Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Unlike transactions on U.S. stock exchanges which involve the payment of negotiated brokerage commissions, transactions in foreign securities generally involve the payment of fixed brokerage commissions which are generally higher than those in the United States.

     Transactions in the over-the-counter market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Adviser and Sub-Adviser will normally deal directly with dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere or as described below.

     Securities purchased and sold by the Short-Term Bond Market Fund, Intermediate Bond Market Fund, Tax-Exempt Intermediate Bond Fund and Bond IMMDEX/TM Fund are generally traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

     The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Funds will engage in this practice, however, only when the Adviser or Sub-Adviser, in its sole discretion, believes such practice to be in the Funds' interests.

     For the fiscal years ended October 31, 1996, 1995, and 1994, the Company paid brokerage commissions of $364,819, $226,925, and $202,429 with respect to the Growth and Income Fund (including commissions of $16,262 on $8,134,565 in brokerage transactions paid because of services provided in 1994); $1,128,115, $714,710, and $556,029 with respect to the Special Growth Fund; and $109,625, $41,610, and $55,904 with respect to the Equity Index Fund, respectively. For the same periods, the Short-Term Bond Market and Bond IMMDEX/TM Funds paid no brokerage commissions. For the fiscal years ended October 31, 1996, 1995 and 1994, the Company paid brokerage commissions of $161,362, $128,583, and $117,641 with respect to the Balanced Fund (including commissions of $35,713 on $14,573,796 in brokerage transactions paid because of services provided in
1994). For the fiscal years ended October 31, 1996, 1995 and 1994, the Company paid brokerage commissions of $224,353, $190,681, and $135,711 with respect to the MidCore Growth Fund (including commissions of $31,722 on $12,936,494 in brokerage transactions paid because of services provided in 1994). The Intermediate Bond Market and Tax-Exempt Intermediate Bond Funds paid no brokerage commissions for the fiscal years ended October 31, 1996, 1995 and 1994. For the fiscal years ended October 31, 1996, 1995, and 1994 the Company paid brokerage commissions of $40,498, $23,067, and $21,346 with respect to the International Equity Fund. None of the brokerage commissions were paid to affiliates of the Company, the Adviser, Sub-Adviser or the Co-Administrator.

     The Advisory Agreement between the Company and the Adviser and with respect to the International Equity Fund, the Sub-Advisory Agreement among the Company, the Adviser and Sub-Adviser, provides that, in executing portfolio transactions and selecting brokers or dealers, the Adviser and Sub-Adviser will seek to obtain the best overall terms available. In assessing the best overall terms available for any transaction, the Adviser or Sub-Adviser shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commissions, if any, both for the specific transaction and on a continuing basis. In addition, the Agreements authorize the Adviser and Sub-Adviser to cause the Funds to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Adviser or Sub-Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Adviser and Sub-Adviser to the Funds. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy.

     Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Adviser or Sub-Adviser and does not reduce the advisory fees payable to it by the Funds. The
Directors will periodically review the commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

     Portfolio securities will not be purchased from or sold to (and savings deposits will not be made in and repurchase and reverse repurchase agreements will not be entered into with) the Adviser, the Sub-Adviser, and the Distributor or an affiliated person of any of them (as such term is defined in the 1940 Act) acting as principal. In addition, the Funds will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Distributor or its Adviser, or an affiliated person of any of them, is a member, except to the extent permitted by the Securities and Exchange Commission ("SEC").

     Investment decisions for the Funds are made independently from those for other investment companies and accounts advised or managed by its Adviser or Sub-Adviser. Such other investment companies and accounts may also invest in the same securities as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Adviser or Sub-Adviser believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Adviser or Sub-Adviser may aggregate the securities to be sold or purchased for a Fund with those sold or purchased for other investment companies or accounts in executing transactions.

     As of October 31, 1996, the Funds held securities of its regular brokers or dealers (as defined under the 1940 Act) or their parents as follows: the Short-Term Bond Market, Intermediate Bond Market, Bond IMMDEX/TM, and Balanced Funds held securities of Lehman Brothers totaling $7,053, $7,375, $13,615, and $1,647, respectively; the Intermediate Bond Market, Bond IMMDEX/TM, and Balanced Funds held securities of Goldman Sachs totaling $9,649, $4,825, and $1,447, respectively; the Institutional Money Market and Equity Index Funds held securities of Morgan Stanley totaling $38,808 and $357, respectively; and the Short-Term Bond Market, Intermediate Bond Market, Balanced, Growth and Income, and Equity Index Funds held securities of Merrill Lynch totaling $1,088, $131, $1,034, $6,827 and $555, respectively.


ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS

     RATINGS. The ratings of Standard & Poor's, Moody's and other nationally recognized rating agencies represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield.

     The payment of principal and interest on most debt securities purchased by a Fund will depend upon the ability of the issuers to meet their obligations. An issuer's obligations under its debt securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its debt securities may be materially adversely affected by litigation or other conditions.

     Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser or Sub-Adviser will consider such an event in determining whether the Fund involved should continue to hold the security.

     SECURITIES LENDING. Although none of the Funds intend to during the current fiscal year, each of the Funds may lend its portfolio securities to unaffiliated domestic broker/dealers and other institutional investors pursuant to agreements requiring that the loans be secured by collateral equal in value to at least the market value of the securities loaned in order to increase return on portfolio securities. Collateral for such loans may include cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank which meets the investment standards stated below under "Money Market Instruments," or any combination thereof. Such loans will not be made during the current year. The Funds may at any time call a loan and obtain the return of the securities loaned within five business days. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser (and Sub-Adviser in the case of the International Equity Fund) to be of good standing and when, in the Adviser's (and Sub-Adviser's in the case of the International Equity Fund) judgment, the income to be earned from the loan justifies the attendant risks. When a Fund lends its securities, it continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the investment of the cash collateral which will be invested in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur.

     Securities lending arrangements with broker/dealers require that the loans be secured by collateral equal in value to at least the market value of the securities loaned. During the term of such arrangements, a Fund will maintain such value by the daily marking-to-market of the collateral.

     MONEY MARKET INSTRUMENTS. As described in the Prospectuses, the Funds may invest from time to time in "money market instruments," a term that includes, among other things, bank obligations, commercial paper, variable amount master demand notes and corporate bonds with remaining maturities of thirteen months or less. However, as stated in the International Equity Fund's prospectus, the Fund intends to stay fully invested and therefore investments in money market instruments by the International Equity Fund are expected to represent normally less than 5% of the Fund's net assets.

     Bank obligations include bankers' acceptances, negotiable certificates of deposit and nonnegotiable time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions. Although the Funds will invest in money market obligations of foreign banks or foreign branches of U.S. banks only where the Adviser (and Sub-Adviser in the case of the International Equity Fund) determines the instrument to present minimal credit risks, such investments may nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions. All investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase, and investments by each Fund in the obligations of foreign banks and foreign branches of U.S. banks will not exceed 25% of such Fund's total assets at the time of purchase. The Funds may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its net assets.

     Investments by a Fund in commercial paper will consist of issues rated at the time A-1 and/or P-1 by Standard & Poor's, Moody's or similar rating by another nationally recognized rating agency. In addition, the Funds may acquire unrated commercial paper and corporate bonds that are determined by the Adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by such Fund as previously described.

     The Funds may also purchase variable amount master demand notes which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Although the notes are not normally traded and there may be no secondary market in the notes, a Fund may demand payment of the principal of the instrument at any time. The notes are not typically rated by credit rating agencies, but issuers of variable amount master demand notes must satisfy the same criteria as set forth above for issuers of commercial paper. If an issuer of a variable amount master demand note defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and might, for this or other reasons, suffer a loss to the extent of the default. The Funds invest in variable amount master demand notes only when the Adviser (and Sub-Adviser in the case of the International Equity Fund) deem the investment to involve minimal credit risk.

     REPURCHASE AGREEMENTS. Each Fund may agree to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). During the term of the agreement, the Adviser (and Sub-Adviser in the case of the International Equity
Fund) will continue to monitor the creditworthiness of the seller and will require the seller to maintain the value of the securities subject to the agreement at not less than 102% of the repurchase price. Default or bankruptcy of the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying securities. The securities held subject to a repurchase agreement may have stated maturities exceeding one year, provided the repurchase agreement itself matures in less than one year.

     The repurchase price under the repurchase agreements described in the Prospectuses generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by the Funds' custodian (or sub-custodian) or in the Federal Reserve/Treasury book-entry system or other authorized securities depository. Repurchase agreements are considered to be loans under the 1940 Act. Investments in repurchase agreements for the International Equity Fund are limited to no more than 5% of the Fund's net assets.

     INVESTMENT COMPANIES. Each Fund currently intends to limit its investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund or by the Company as a whole.

     The Funds may invest from time to time in securities issued by other investment companies which invest in high-quality, short-term debt securities. Securities of other investment companies will be acquired by the Funds within the limits prescribed by the 1940 Act. As a shareowner of another investment company, the Funds would bear, along with other shareowners, its pro rata portion of the other investment company's expenses, including advisory fees and such fees and other expenses will be borne indirectly by the Fund's shareowners. These expenses would be in addition to the advisory and other expenses that the Funds bear directly in connection with their own operations. Investment in securities issued by other investment companies are not expected to exceed 5% of the International Equity Fund's net assets.

     U.S. GOVERNMENT OBLIGATIONS. Examples of the types of U.S. Government obligations that may be acquired by the Funds include U.S. Treasury bonds, notes and bills and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Maritime Administration, and Resolution Trust Corp.

     BANK OBLIGATIONS. For purposes of the Funds' investment policies with respect to bank obligations, the assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches. A Fund's investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject the Fund to investment risks (similar to those discussed below under "American Depository Receipts") that are different in some respects from those of investments in obligations of U.S. domestic issuers. Such risks include future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest of such obligations. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping standards than those applicable to domestic branches of U.S. banks.

OTHER INVESTMENT CONSIDERATIONS - BALANCED FUND, MIDCORE GROWTH FUND, SPECIAL GROWTH FUND, AND INTERNATIONAL EQUITY FUND

     The Balanced Fund, MidCore Growth Fund, Special Growth Fund, and International Equity Fund maintain a long-term investment horizon with respect to investments in equity securities. However, when a company's growth in earnings and valuation results in price appreciation that reaches a level which meets the Fund's established return objective, the stock is normally sold. Holdings are also sold if there has been significant deterioration in the underlying fundamentals of the securities involved since their acquisition. Sale proceeds are either re-invested in money market instruments or in other securities which meet the respective Fund's investment criteria.

     The increase or decrease of cash equivalents in a Fund is primarily the residual effect of the research process. The portion of a Fund invested in cash equivalents tends to rise when the pool of acceptable securities is limited and tends to fall when the Fund's valuation screening process identifies a large number of attractive securities. Short-term forecasts for the economy and financial markets are not an important determinant of the level of cash equivalents in a Fund. As stated in the Prospectuses, however, under normal market conditions not more than 65% of the value of the Balanced Fund's and at least 50% of the value of the MidCore Growth Fund's and Special Growth Fund's, and at least 65% of the value of the International Equity Fund's total assets will be invested in equity securities. The Funds do not attempt to "time" the securities market.

     Certain securities owned by the Special Growth Fund may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the "pink sheets," and may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, there may be a greater fluctuation in the value of redemptions or for other reasons, to sell these securities at a discount from market prices, to sell during periods when such disposition is not desirable, or to make many small sales over a lengthy period of time.

     WHEN-ISSUED PURCHASES, DELAYED DELIVERY AND FORWARD COMMITMENTS. When any Fund agrees to purchase securities on a when-issued or delayed delivery basis or enter into a forward commitment to purchase securities, its custodian will set aside cash or liquid high grade debt securities equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund's commitments. It may be expected that the market value of a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because a Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and ability to manage its portfolio might be affected in the event its commitments ever exceeded 25% of the value of its assets. In the case of a forward commitment to sell portfolio securities, the Funds' custodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding. When-issued and forward commitment transactions involve the risk that the price or yield obtained in a transaction (and therefore that value of a security) may be less favorable then the price or yield (and therefore the value of a security) available in the market when the securities delivery takes place.

     The Funds will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a capital gain or loss.

     When these Funds engage in when-issued, delayed delivery and forward commitment transactions, they rely on the other party to consummate the trade. Failure of such party to do so may result in a Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

      The market value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the net asset value of a Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund's assets. Fluctuations in the market value of the underlying securities are not reflected in the Fund's net asset value as long as the commitment remains in effect.

      OTHER INVESTMENT CONSIDERATIONS - INTERNATIONAL EQUITY FUND, FOREIGN FUTURES AND OPTIONS. The Adviser and Sub-Adviser may determine that it would be in the interest of the International Equity Fund to purchase or sell stock index futures contracts, or options thereon, for the purpose of remaining fully invested and reducing transactions costs. A stock index futures contract is a bilateral agreement pursuant to which parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value (which assigns relative values to the securities included in the index) at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made.

      The International Equity Fund intends to limit its transactions in stock index futures contracts and related options so that not more than 10% of its net assets are at risk. In connection with a futures transaction, unless the transaction is covered in accordance with SEC positions, the Fund will maintain a segregated account with its custodian or sub-custodian consisting of cash or liquid high grade debt securities equal to the entire amount at risk (less margin deposits) on a continuous basis.

      Futures purchased or sold by the International Equity Fund (and related options) will normally be traded in foreign securities. Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, customers who trade foreign futures of foreign options contracts may not be afforded certain of the protective measures provided by the Commodity
Exchange Act, the Commodity Futures Trading Commission's ("CFTC") regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided the by the National Futures Association or any domestic futures exchange. In particular, the International Equity Fund's investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised. For a further description of futures contracts and related options, including a discussion of the limitations imposed by federal tax law, See Appendix B to the Statement of Additional Information.


OTHER INVESTMENT CONSIDERATIONS - BALANCED FUND, SHORT-TERM BOND MARKET FUND, INTERMEDIATE BOND MARKET FUND, AND BOND IMMDEX/TM FUND

     MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The Balanced Fund, Short -Term Bond Market Fund, Intermediate Bond Market Fund and Bond IMMDEX/TM Fund may purchase residential and commercial mortgage-backed as well as other asset-backed securities (collectively called "asset-backed securities") that are secured or backed by automobile loans, installment sale contracts, credit card receivables or other assets and are issued by entities such as Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), commercial banks, trusts, financial companies, finance subsidiaries of industrial companies, savings and loan associations, mortgage banks and investment banks. These securities represent interests in pools of assets in which periodic payments of interest and/or principal on the securities are made, thus, in effect passing through periodic payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of these securities varies with the maturities and the prepayment experience of the underlying instruments.

      There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-backed securities and among the securities that they issue. Mortgage-backed securities guaranteed by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-backed securities issued by the FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

      As stated in the Prospectuses for the Balanced Fund, Short-Term Bond Market Fund, Intermediate Bond Market Fund and Bond IMMDEX/TM Fund, mortgage-backed securities such as CMOs may be purchased. CMOs are issued in multiple classes and their relative payment rights may be structured in many ways. In many cases, however, payments of principal are applied to the CMO classes in order of their respective maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier maturity date are paid in full. The classes may include accrual certificates (also known as "Z-Bonds"), which do not accrue interest at a specified rate until other specified classes have been retired and are converted thereafter to interest-paying securities. They may also include planned amortization classes ("PACs") which generally require, within certain limits, that specified amounts of principal be applied to each payment date, and generally exhibit less yield and market volatility than other classes. Investments in CMO certificates can expose the Fund to greater volatility and interest rate risk than other types of mortgage-backed obligations. Prepayments on mortgage-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors.

      The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. As a result, if an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected may reduce yield to maturity, while a prepayment rate that is slower than expected may have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments may increase, while slower than expected prepayments may decrease, yield to maturity.

      In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities.

      VARIABLE RATE MEDIUM TERM NOTES. The Funds may purchase variable rate medium term notes which provide for periodic adjustments in the interest rates. The adjustments in interest rates reflect changes in an index (which may be the Lehman Brothers 1-3 Year Government/Corporate Bond Index, the Lehman Brothers Intermediate Government/Corporate Bond Index or the Lehman Brothers Government/Corporate Bond Index).

OTHER INVESTMENT CONSIDERATIONS - TAX-EXEMPT INTERMEDIATE BOND FUND

      MUNICIPAL OBLIGATIONS. Municipal Obligations which may be acquired by the Tax-Exempt Intermediate Bond Fund include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities.

      Certain of the Municipal Obligations held by the Fund may be insured at the time of issuance as to the timely payment of principal and interest. The insurance policies will usually be obtained by the issuer of the Municipal Obligation at the time of its original issuance. In the event that the issuer defaults on interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors, including credit downgrades, supply and demand. The Fund may, from time to time, invest more than 25% of its assets in Municipal Obligations covered by insurance policies.

      The payment of principal and interest on most securities purchased by the Fund will depend upon the ability of the issuers to meet their obligations. An issuer's obligations under its Municipal Obligations are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its Municipal Obligations may be materially adversely affected by litigation or other conditions.

      Certain types of Municipal Obligations (private activity bonds) have been or are issued to obtain funds to provide privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued on behalf of privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

      From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Obligations. For example, under the Tax Reform Act of 1986, interest on certain private activity bonds must be included in an investor's alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income. The Company cannot, of course, predict what legislation, if any, may be proposed in the future as regards the income tax status of interest on Municipal Obligations, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of Municipal Obligations for investment by the Fund and the liquidity and value of the Fund's portfolio. In such an event, the Company would reevaluate the Fund's investment objective and policies and consider possible changes in its structure or possible dissolution.

      MUNICIPAL LEASE OBLIGATIONS. As stated in the Prospectus, the Fund may acquire municipal lease obligations which are issued by a state or local government authority to acquire land and a wide variety of equipment and facilities. In making a determination that a municipal lease obligation is liquid, the Adviser may consider, among other things (i) whether the lease can be canceled; (ii) the likelihood that the assets represented by the lease can be sold; (iii) the strength of the lessee's general credit; (iv) the likelihood that the municipality will discontinue appropriating funds for the leased property because the property is no longer deemed essential to the operations of the municipality; and (v) availability of legal recourse in the event of failure to appropriate.

      STAND-BY COMMITMENTS. The Tax-Exempt Intermediate Bond Fund may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a "stand-by commitment," a dealer agrees to buy from the Fund, at the Fund's option, specified Municipal Obligations at a specified price. "Stand-by commitments" acquired by the Fund may also be referred to in this Statement of Additional Information as "put" options.

       The amount payable to the Fund upon its exercise of a "stand-by commitment" is normally (i) the Fund's acquisition cost of the Municipal Obligations (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus
(ii) all interest accrued on the securities since the last interest payment date during that period. A stand-by commitment may be sold, transferred or assigned by the Fund only with the instrument involved.

      The Fund expects that "stand-by commitments" will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for a "stand-by commitment" either separately in cash or by paying a higher price for the portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding "stand-by commitments" held by the Fund will not exceed 1/2 of 1% of the value of its total assets calculated immediately after each "stand-by commitment" is acquired.

      The Fund intends to enter into "stand-by commitments" only with dealers, banks and broker/dealers which, in the investment adviser's opinion, present minimal credit risks. The Fund's reliance upon the credit of these dealers, banks and broker/dealers is secured by the value of the underlying Municipal Obligations that are subject to a commitment.

      The Fund would acquire "stand-by commitments" solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a "stand-by commitment" would not affect the valuation or assumed maturity of the underlying Municipal Securities, which would continue to be valued in accordance with the ordinary method of valuation employed by the Fund. "Stand-by commitments" which would be acquired by the Fund would be valued at zero in determining net asset value. Where the Fund paid any consideration directly or indirectly for a "stand-by commitment," its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Fund.

      VARIABLE AND FLOATING RATE INSTRUMENTS. With respect to the variable and floating rate instruments that may be acquired by the Tax-Exempt Intermediate Bond Fund as described in its Prospectus, the Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature, will monitor their financial status to meet payment on demand. In determining average weighted portfolio maturity, an instrument will usually be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the time the Fund can recover payment of principal as specified in the instrument. Variable U.S. Government obligations held by the Fund, however, will be deemed to have maturities equal to the period remaining until the next interest rate adjustment.

      EQUITY INDEX FUND MANAGEMENT TECHNIQUES. When purchasing securities for the Equity Index Fund's portfolio, the Adviser will consider initially the relative market capitalization weightings of the stocks included in the S&P 500 Index. The weighted capitalization of an issuer is determined by dividing the issuer's market capitalization by the total market capitalizations of all issuers included in the S&P 500 Index.

      The Adviser will then compare the industry sector diversification of the stocks in the Fund, acquired solely on the basis of their weighted capitalizations, with the industry sector diversification of all issuers included in the S&P 500 Index. This comparison is made because the Adviser believes, unless the Fund holds all stocks included in the S&P 500 Index, that the selection of stocks for purchase by the Fund solely on the basis of their weighted market capitalizations would tend to place heavier concentration (as compared to the S&P 500 Index) in certain industry sectors that are dominated by the larger corporations, such as communications, automobile, oil and energy. As a result, events disproportionately affecting such industries could affect the performance of the S&P 500 Index. Conversely, if smaller companies were not purchased by the Fund, industries included in the S&P 500 Index that are dominated by smaller market-capitalized companies would be underrepresented (as compared to the S&P 500 Index).

      For these reasons, the Adviser will identify the sectors which are (or, except for sector balancing, would be) most underrepresented in the Fund's portfolio and will purchase balancing securities in these sectors until the portfolio's sector weightings closely match that of the S&P 500 Index. This process continues until the portfolio is fully invested (except for cash holdings).

      THE IMMDEX/TM MODEL. The IMMDEX/TM model has been developed and is maintained by Capital Management Sciences ("Capital Management") under the "IMMDEX/TM" trademark. Capital Management is neither a sponsor of the Bond IMMDEX/TM Fund nor affiliated in any way with the Bond IMMDEX/TM Fund or the Adviser. Neither is Capital Management in any way affiliated with Lehman Brothers which claims no interest in the model or its ability to effectively or accurately replicate the Lehman Brothers Government/Corporate Bond Index. Further, Capital Management is not responsible for the management or results of the Bond IMMDEX/TM Fund's portfolio. Rather, the Adviser will use the IMMDEX/TM model and the other investment techniques described in the Prospectus in choosing portfolio securities and executing transactions in an effort to produce an annual rate of total return for the Bond IMMDEX/TM Fund that is comparable, before Fund expenses, to that of the Lehman Brothers Government/Corporate Bond Index.

OTHER PORTFOLIO INFORMATION

         OPTIONS TRADING. As stated in the Short-Term Bond Market Fund, Intermediate Bond Market Fund, Tax-Exempt Intermediate Bond Fund, Bond IMMDEX/TM Fund, Growth and Income Fund, and Equity Index Fund Prospectuses, the Funds may purchase put and (with the exception of the Tax-Exempt Intermediate Bond Fund) call options. Option purchases by a Fund will not exceed 5% of its net assets. Such options may relate to particular securities or to various indices. (In the case of the Equity Index Fund, such options will relate only to stock indices.) This is a highly specialized activity which entails greater than ordinary investment risks. Regardless of how much the market price of the underlying security or index increases or decreases, the option buyer's risk is limited to the amount of the original investment for the purchase of the option. However, options may be more volatile than the underlying securities or indices, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple. The Tax-Exempt Intermediate Bond Fund will only purchase put options on Municipal Obligations, and will do so only to enhance liquidity, shorten the maturity of the related municipal security or permit the Fund to invest its assets at more favorable rates.

      A call option gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security or index at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract.
A put option gives the purchaser the right to sell the underlying security or index at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security or index. Put and call options purchased by a Fund will be valued at the last sale price or, in the absence of such a price, at the mean between bid and asked prices.

      These Funds (with the exception of the Tax-Exempt Intermediate Bond Fund) may also sell covered call options listed on a national securities exchange. Such options may relate to particular securities or to various indices. (In the case of the Equity Index Fund, such options will relate only to stock indices.) A call option on a security is covered if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or liquid assets in such amount as required are held in a segregated account by its custodian) upon conversion or exchange of other securities held by it. A call option on an index is covered if a Fund maintains with its custodian cash or cash equivalents equal to the contract value. A call option is also covered if a Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by a Fund in cash or liquid assets in a segregated account with its custodian.

      A Fund's obligation under a covered call option written by it may be terminated prior to the expiration date of the option by the Fund's executing a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security or index, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new option containing different terms. The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event a Fund will have incurred a loss in the transaction. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered call option writer, unable to effect a closing purchase transaction, will not be able to sell an underlying security until the option expires or the underlying security is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline during such period. A Fund will write an option on a particular security only if the Adviser believes that a liquid secondary market will exist on an exchange for options of the same series which will permit the Fund to make a closing purchase transaction in order to close out its position.

      When a Fund writes a covered call option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities. The amount of the liability will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the liability related to such option will be eliminated. Any gain on a covered call option on a security may be offset by a decline in the market price of the underlying security during the option period. If a covered call option on a security is exercised, the Fund may deliver the underlying security held by it or purchase the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received, and the Fund will realize a gain or loss. Premiums from expired options written by a Fund and net gains from closing purchase transactions are treated as short-term capital gains for federal income tax purposes, and losses on closing purchase transactions are short-term capital losses.

      As noted previously, there are several risks associated with transactions in options on securities and indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and a transaction may be unsuccessful to some degree because of market behavior or unexpected events.

      FUTURES CONTRACTS AND RELATED OPTIONS. The Adviser may determine that it would be in the interest of the Short-Term Bond Market Fund, Intermediate Bond Market Fund, Bond IMMDEXTM Fund, Growth and Income Fund, and Equity Index Fund to purchase or sell futures contracts, or options thereon, as a hedge against changes resulting from market conditions in the value of the securities held by a Fund, or of securities which it intends to purchase. The International Equity Fund may engage in foreign futures and options (see "Other Investment Considerations - International Equity Fund - Foreign Futures and Options"). In addition, the Equity Index Fund will purchase and sell futures and related options (based only on the S&P 500 Index) to maintain cash reserves while simulating full investment in the stocks underlying the S&P 500 Index to keep substantially all of its assets exposed to the market (as represented by the S&P 500 Index) and to reduce transaction costs. For example, a Fund may enter into transactions involving an index futures contract, which is a bilateral agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value (which assigns relative values to the securities included in the index) at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made.

      During the current fiscal year the Short-Term Bond Market, Intermediate Bond Market, Bond IMMDEX/TM, and Growth and Income Funds intend to limit their transactions in futures contracts and related options so that not more than 5% of their net assets are at risk and the Equity Index Fund will limit its transactions in futures such that obligations under the transactions and contracts represent not more than 10% of its assets. In connection with a futures transaction, unless the transaction is covered in accordance with SEC positions, the Fund will maintain a segregated account with its custodian or sub-custodian consisting of cash or liquid high grade debt securities equal to the entire amount at risk (less margin deposits) on a continuous basis. For a more detailed description of futures contracts and related options, including a discussion of the limitations imposed by federal tax law, see Appendix B to the Statement of Additional Information.

      AMERICAN DEPOSITORY RECEIPTS ("ADRS"). The Short-Term Bond Market Fund, Intermediate Bond Market Fund, Bond IMMDEX/TM Fund, Balanced Fund, Growth and Income Fund, MidCore Growth Fund, Special Growth Fund, and International Equity Fund may invest in sponsored ADRs, which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR prices are denominated in U.S. dollars; the underlying security may be denominated in a foreign currency. The underlying security may be subject to foreign government taxes which would reduce the yield on such securities. Investments in such securities also involve certain inherent risks, such as political or economic instability of the country of issue, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. Such securities may also be subject to greater fluctuations in price than securities of domestic corporations. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries.

     ZERO COUPON BONDS. Zero coupon obligations have greater price volatility than coupon obligations and will not result in the payment of interest until maturity, provided that a Fund will purchase such zero coupon obligations only if the likely relative greater price volatility of such zero coupon obligations is not inconsistent with the Fund's investment objective. Although zero coupon securities pay no interest to holders prior to maturity, interest on these securities is reported as income to a Fund and distributed to its shareowners. These distributions must be made from a Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. Additional income producing securities may not be able to be purchased with cash used to make such distributions and its current income ultimately may be reduced as a result.

     CONVERTIBLE SECURITIES. The Balanced, Growth and Income, MidCore Growth, Special Growth, and International Equity Funds may hold convertible securities. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure and therefore generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

      As described in the Prospectuses, the Funds may invest a portion of their assets in convertible securities that are rated below investment grade.

     WARRANTS. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. They have no voting rights, pay no dividends and have no rights with respect to the assets of the company issuing them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

ADDITIONAL INVESTMENT LIMITATIONS

     Each Fund is subject to the investment limitations enumerated in this subsection which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund's outstanding shares (as defined under "Miscellaneous" below).

     No Fund may:

     1. Make loans, except that a Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities in an amount not exceeding 30% of its total assets.

     2. Purchase securities of companies for the purpose of exercising control.

     3. Purchase or sell real estate or with respect to the International Equity Fund, real estate limited partnerships, except that each Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

     4. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act.

     5. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except insofar as a Fund might be deemed to be an underwriter upon the disposition of portfolio securities acquired within the limitation on purchases of restricted securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

     6. Write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities, indices of securities, futures contracts and options on futures contracts.

     7. Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to a Fund's transactions in futures contracts and related options, and (b) a Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

     8. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that each Fund may, to the extent appropriate to its investment objective, purchase publicly traded securities of companies engaging in whole or in part in such activities and may enter into futures contracts and related options.

In addition, as summarized in the Prospectuses, no Fund may:

     9. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund or Portico Funds, Inc. (the "Company"), except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security shall not be deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets.

     10. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided that, (a) with regard to all Funds except the Tax-Exempt Intermediate Bond Fund, there is no limitation with respect to instruments issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements secured by such instruments; (b) with regard to the Tax-Exempt Intermediate Bond Fund, there is no limitation with respect to instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions and repurchase agreements secured by such instruments; (c) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and
(d) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

     11. Borrow money or issue senior securities, except that each Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of the total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of such borrowing. The Fund will not purchase securities while its borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with the Fund's investment practices described in this Statement of Additional Information or in the Prospectus are not deemed to be pledged for purposes of this limitation.

     12. With respect to the Tax-Exempt Intermediate Bond Fund, invest less than 80% of its net assets in securities the interest on which is exempt from federal income tax except during defensive periods or during unusual market conditions. For purposes of this fundamental policy, Municipal Obligations that are subject to federal alternative minimum tax are considered taxable.

     If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Fund's portfolio securities will not constitute a violation of such limitation.

     If due to market fluctuations or other reasons, the amount of borrowings and reverse repurchase agreements exceed the limit stated above, the Funds will promptly reduce such amount. Except as otherwise provided in Investment Restriction No. 10 above, for the purpose of such restriction, in determining industry classification with respect to the International Equity Fund, the Company intends to use the Morgan Stanley Capital International classification titles.

     With respect to investment limitation No. 3 under "Additional Investment Limitations" as it relates to the Tax-Exempt Intermediate Bond Fund, real estate shall include real estate mortgages. Although the foregoing investment limitations would permit the Tax-Exempt Intermediate Bond Fund to invest in options, futures contracts, options on futures contracts and engage in securities lending, the Fund, during the current fiscal year, does not intend to trade in such instruments (except that the Fund may purchase put options on Municipal Obligations as described in the Prospectus) or lend portfolio securities. Prior to engaging in any such transactions, the Fund will provide its shareowners with notice and add any additional descriptions concerning the instruments to the Prospectus and this Statement of Additional Information as may be required. With respect to investment limitation No. 10 under "Additional Investment Limitations," asset-backed securities will be divided according to the type of assets underlying the security. For example, automobile loans, credit card receivables and installment sales contracts will each be considered a separate industry.


                                     NET ASSET VALUE

     The net asset value per share of each Fund is calculated separately for the Institutional Series and Retail Series by adding the value of all portfolio securities and other assets belonging to the particular Fund that are allocated to a particular series, subtracting the liabilities charged to that series, and dividing the result by the number of outstanding shares of that series. Assets belonging to a Fund consist of the consideration received upon the issuance of shares of the particular Fund together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Company not belonging to a particular investment portfolio. The liabilities that are charged to a Fund are borne by each share of the Fund, except for certain payments under the Funds' Distribution and Service Plan and Shareowner Servicing Plan applicable only to Retail Series Shares of the non-money market funds. Subject to the provisions of the Articles of Incorporation, determinations by the Board of Directors as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to a particular Fund are conclusive.

     The value of a Fund's portfolio securities that are traded on stock exchanges outside the United States are based upon the price on the exchange as of the close of business of the exchange immediately preceding the time of valuation, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. Securities trading in over-the-counter markets in European and Pacific Basin countries is normally completed well before 3:00 P.M. Central Time. In addition, European and Pacific Basin securities trading may not take place on all business days. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which net asset value of a Fund, including the International Equity Fund, is not calculated. The calculation of the net asset value of a Fund, including the International Equity Fund, may not take place contemporaneously with the determination of the prices of portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and 3:00 P.M. Central Time, and at other times, may not be reflected in the calculation of net asset value of a Fund.

  ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     COMPUTATION OF OFFERING PRICE OF THE FUNDS. An illustration of the computation of the initial offering price per share of the Retail Shares of the Short-Term Bond Market, Intermediate Bond Market, Tax-Exempt Intermediate Bond, Bond IMMDEX/TM, Balanced, Growth and Income, Equity Index, MidCore Growth, Special Growth, and International Equity Funds based on the value of each such Fund's net assets and number of outstanding securities at October 31, 1996, follows:

                         Short-Term    Intermediate                      Bond
                         Bond Market   Bond Market     Intermediate    IMMDEX/TM
                            Fund           Fund         Bond Fund        Fund
                         -----------   -----------      ---------      --------

Net Assets (000s)          $58,843       $17,392         $10,690       $42,671
Number of Shares
  Outstanding  (000s)       5,738         1,707           1,047         1,549
Net Asset Value
  Per Share                $10.25         $10.19          $10.21        $27.54
Sales Charge, 2.00%
  of offering price
  (2.04% of net asset
  value per share)          0.21           0.21            0.21          0.56
Public Offering Price      $10.46         $10.40          $10.42        $28.10


                             Growth
                              and     Equity    MidCore   Special
                  Balanced   Income   Index     Growth     Growth  International
                    Fund      Fund     Fund      Fund      Fund      Equity Fund
                  --------   ------  -------   -------    ------     -----------


Net Assets (000s) $29,034   $71,310  $39,656   $16,636   $111,159    $3,769
Number of Shares
 Outstanding (000s) 1,038     2,156     803       549      2,686       186
Net Asset Value
  Per Share        $27.98    $33.07   $49.40    $30.32     $41.38    $20.21
Sales Charge, 4.00%
  of offering price
  (4.16% of net asset
  value per share)  1.17     1.38     2.06      1.26       1.72       0.84
Public Offering
  Price           $29.15    $34.45   $51.46    $31.58    $43.10     $21.05




     Prior to January 9, 1995, the Funds offered only one class of shares to both institutional and retail investors. On that date, the Funds began offering Institutional Shares to institutional investors and Retail Shares to retail investors.

     Retail Shares of each of the non-money market funds are sold with a front-end sales charge. A front-end sales charge will not be imposed on reinvested dividends or distributions. Likewise, there is no front-end sales charge (provided the status of the investment is explained at the time of investment) on purchases of Retail Shares if (a) you were a Portico shareowner as of January 1, 1995 and have continuously maintained a shareowner account with the Company;
(b) you make any purchase within 60 days of a redemption of Portico Institutional Shares, (c) you are an employee, director or retiree of Firstar Corporation or its affiliates or of Portico; (d) you maintain a personal trust account with an affiliate of Firstar Corporation at the time of purchase; (e) you make any purchase within 60 days of a termination of a personal trust account with an affiliate of Firstar Corporation; (f) you make any purchase for your medical savings account for which an affiliate of Firstar Corporation serves in a custodial capacity; (g) you make any purchase for your individual retirement account; (h) you make any purchase within 60 days of a redemption of a mutual fund on which you paid an initial sales charge or a contingent deferred sales charge; (i) you are a registered investment adviser that has entered into an agreement with the Distributor to purchase shares for your own account or for discretionary client accounts; (j) you are a spouse, parent or child of an individual who falls within the preceding categories (a) or (d) above; or (k) you are a spouse, parent, sibling or child of an individual who falls within the preceeding category (c) above. These exemptions to the imposition of a front-end sales charge are due to the nature of the investors and/or the reduced sales efforts that will be needed in obtaining such investments.


     Shareowner Organizations or Institutions may be paid by the Funds for advertising, distribution or shareowner services. Depending on the terms of the particular account, Shareowner Organizations or Institutions also may charge their customers fees for automatic investment, redemption and other services provided. Such fees may include, for example, account maintenance fees, compensating balance requirements or fees based upon account transactions, assets or income. Shareowner Organizations or Institutions are responsible for providing information concerning these services and any charges to any customer who must authorize the purchase of Fund shares prior to such purchase.


     Shares of any Fund for which a redemption order is received in proper form by the transfer agent or Elan before the close of the Exchange (currently 3:00 p.m. Central Time) on a business day will be redeemed as of the determination of net asset value on that day. Orders for a redemption received after the close of the Exchange on a business day or on a non-business day will be priced as of the determination of net asset value on the next day on which shares of the particular Fund are priced. If a shareowner requests that redemption proceeds be paid by federal funds wire, the proceeds will be wired to a correspondent member bank if the investor's designated bank is not a member of the Federal Reserve System.

     Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the Exchange is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. (The Funds may also suspend or postpone the recording of the transfer of their shares upon the occurrence of any of the foregoing conditions.)

     The Company's Articles of Incorporation permit a Fund to redeem an account involuntarily, upon sixty days' notice, if redemptions cause the account's net asset value to remain at less than $1,000.

     In addition to the situations described in the Funds' Prospectuses under "Redemption of Shares," the Funds may redeem shares involuntarily to reimburse the Funds for any loss sustained by reason of the failure of a shareowner to make full payment for shares purchased by the shareowner or to collect any charge relating to a transaction effected for the benefit of a shareowner which is applicable to Fund shares as provided in the Prospectus from time to time.

     EXCHANGE PRIVILEGE. By use of the exchange privilege, shareowners authorize the transfer agent to act on telephonic or written exchange instructions from any person representing himself to be the shareowner or in some cases, the shareowner's registered representative or account representative of record, and believed by the transfer agent to be genuine. The transfer agent's records of such instructions are binding. The exchange privilege may be modified or terminated at any time upon notice to shareowners.

Exchange transactions described in paragraphs A, B, and C below will be made on the basis of the relative net asset values per share of the Funds involved in the transaction.

     A. Retail Shares of any Fund purchased with a sales charge may be exchanged without a sales charge for Retail Shares of any other Fund offered by the Company with a sales charge.

     B. Shares of any Fund offered by the Company acquired by a previous exchange transaction involving Retail Shares on which a sales charge has directly or indirectly been paid (e.g. shares purchased with a sales charge or issued in connection with an exchange involving shares that had been purchased with a sales charge) as well as additional Shares acquired through reinvestment of dividends or distributions on such Shares may be exchanged without a sales charge for Retail Shares of any other Fund offered by the Company with a sales charge. To accomplish an exchange under the provisions of this paragraph, investors must notify the transfer agent of their prior ownership of Retail Shares and their account number.

     C. Shares of any Fund offered by the Company may be exchanged without a sales charge for Shares of any other Fund of the Company that is offered without a sales charge.

     Except as stated above, a sales charge will be imposed when Shares of a Fund that were purchased or otherwise acquired without a sales charge are redeemed and the proceeds are used to purchase Retail Shares of another Fund of the Company with a sales charge.

     Shares in a Fund from which the shareowner is withdrawing an investment will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the new Fund into which the shareowner is investing will be purchased at the net asset value per share next determined (plus any applicable sales charge) after acceptance of the request by the Company in accordance with the policies for accepting investments. Exchanges of Shares will be available only in states where they may legally be made.

     For federal income tax purposes, share exchanges are treated as sales on which the shareowner may realize a gain or loss, depending upon whether the value of the shares to be given up in exchange is more or less than the basis in such shares at the time of the exchange. Investors exercising the exchange privilege should request and review the Prospectus for the shares to be acquired in the exchange prior to making an exchange.

ADDITIONAL INFORMATION REGARDING SHAREOWNER SERVICES FOR RETAIL SHARES

     The Retail Shares of the Funds offer a Periodic Investment Plan whereby a shareowner may automatically make purchases of shares of a Fund on a regular, monthly basis ($100 minimum per transaction). Under the Periodic Investment Plan, a shareowner's designated bank or other financial institution debits a preauthorized amount on the shareowner's account each month and applies the amount to the purchase of Retail Shares. The Periodic Investment Plan must be implemented with a financial institution that is a member of the Automated Clearing House. No service fee is currently charged by a Fund for participation in the Periodic Investment Plan. A $20 fee will be imposed by the transfer agent if sufficient funds are not available in the shareowner's account or the shareowner's account has been closed at the time of the automatic transaction.

     The Periodic Investment Plan permits an investor to use "Dollar Cost Averaging" in making investments. Instead of trying to time market performance, a fixed dollar amount is invested in Retail Shares at predetermined intervals. This may help investors to reduce their average cost per share because the agreed upon fixed investment amount allows more Retail Shares to be purchased during periods of lower Retail Share prices and fewer Retail Shares to be purchased during periods of higher Retail Share prices. In order to be effective, Dollar Cost Averaging should usually be followed on a sustained, consistent basis. Investors should be aware, however, that Retail Shares bought using Dollar Cost Averaging are purchased without regard to their price on the day of investment or to market trends. Dollar Cost Averaging does not assure a profit and does not protect against losses in a declining market. In addition, while investors may find Dollar Cost Averaging to be beneficial, it will not prevent a loss if an investor ultimately redeems his Retail Shares at a price which is lower than their purchase price. An investor may want to consider his financial ability to continue purchases through periods of low price levels.

     The Retail Shares of the Funds permit shareowners to effect ConvertiFundR transactions, an automated method by which a Retail shareowner may invest proceeds from one account to another account of the Retail Shares of the Portico family of funds. Such proceeds include dividend distribution, capital gain distributions and systematic withdrawals. ConvertiFund transactions may be used to invest funds from a regular account to another regular account, from a qualified plan account to another qualified plan account, or from a qualified plan account to a regular account.

     The Retail Shares of the Funds offer shareowners a Systematic Withdrawal Plan, which allows a shareowner who owns shares of a Fund worth at least $15,000 at current net asset value at the time the shareowner initiates the Systematic Withdrawal Plan to designate that a fixed sum ($50 minimum per transaction) be distributed to the shareowner or as otherwise directed at regular intervals.



SPECIAL PROCEDURES FOR IN-KIND PAYMENTS

      Payment for shares of a Fund may, in the discretion of the Fund, be made in the form of securities that are permissible investments for the Fund as described in its Prospectus. For further information about this form of payment, contact Investor Services at 414-287-3710. In connection with an in-kind securities payment, a Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund; that the Fund receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Fund; that adequate information be provided to the Fund concerning the basis and other tax matters relating to the securities; and that the amount of the purchase be at least $1,000,000.



                              DESCRIPTION OF SHARES

     The Company's Articles of Incorporation authorize the Board of Directors to issue up to 150,000,000,000 full and fractional shares of common stock, $.0001 par value per share, which is divided into thirty classes (each, a "Class" or "Fund"). Each Class below is divided into two series designated as Institutional Series and Series A/Retail Series (each, a "Series") and consists of the number of shares set forth next to its Fund name in the table below:


Class-Series of        Fund in which Stock             Number of Authorized
Common Stock           Represents Interest             Shares in Each Series
-----------------      -------------------             --------------------

6-Institutional        Special Growth                         500 Million
6-A                                                           500 Million
7-Institutional        Bond IMMDEX/TM                         500 Million
7-A                                                           500 Million
8-Institutional        Equity Index                           500 Million
8-A                                                           500 Million
9-Institutional        Growth and Income                      500 Million
9-A                                                           500 Million
10-Institutional       Short-Term Bond Market                 500 Million
10-A                                                          500 Million
11-Institutional       Balanced Growth                        500 Million
11-A                                                          500 Million
12-Institutional       MidCore Growth                         500 Million
12-A                                                          500 Million
13-Institutional       Intermediate Bond Market               500 Million
13-A                                                          500 Million
14-Institutional       Tax-Exempt Intermediate Bond           500 Million
14-A                                                          500 Million
15-Institutional       International Equity                   500 Million
15-A                                                          500 Million

     The Board of Directors has also authorized the issuance of Classes 1 through 5 and Classes 16 and 17 common stock representing interests in seven other separate investment portfolios which are described in separate Statements of Additional Information. The remaining authorized shares are classified into thirteen additional classes representing interest in other potential future investment portfolios of the Company. The Directors may similarly classify or reclassify any particular class of shares into one or more additional series.

     In the event of a liquidation or dissolution of the Company or an individual Fund, shareowners of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund, and a proportionate distribution, based upon the relative assets of the Company's respective investment portfolios, of any general assets not belonging to any particular portfolio which are available for distribution. Subject to the allocation of certain costs, expenses, charges and reserves attributed to the operation of a particular series as described in the Funds' Prospectuses, shareowners of a Fund are entitled to participate equally in the net distributable assets of the particular Fund involved on liquidation, based on the number of shares of the Fund that are held by each shareowner.

     Shareowners of the Funds, as well as those of any other investment portfolio offered by the Company, will vote together in the aggregate and not separately on a Fund-by-Fund basis, except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareowners of a particular class or a particular series within a class. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the shareowners of each portfolio affected by the matter. A portfolio is affected by a matter unless it is clear that the interests of each portfolio in the matter are substantially identical or that the matter does not affect any interest of the portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by a majority of the outstanding shares of such portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Directors may be effectively acted upon by shareowners of the Company voting together in the aggregate without regard to particular portfolios. Similarly, on any matter submitted to the vote of shareowners which only pertains to agreements, liabilities or expenses applicable to one series of a Fund (such as the Distribution and Service Plan and Shareowner Service Plan applicable to Retail Shares) but not the other series of the same Fund, only the affected series will be entitled to vote.

     When issued for payment as described in the Funds' Prospectus and this Statement of Additional Information, shares of the Funds will be fully paid and non-assessable by the Company, except as provided in Section 180.0622(2)(b) of the Wisconsin Business Corporation Law, as amended, which in general provides for personal liability on the part of a corporation's shareowners for unpaid wages of employees. The Company does not intend to have any employees and, to that extent, the foregoing statute will be inapplicable to holders of Fund shares and will not have a material effect on the Company.

     The Articles of Incorporation authorize the Board of Directors, without shareowner approval (unless otherwise required by applicable law), to: (a) sell and convey the assets belonging to a series of shares to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such series to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert the assets belonging to a series of shares into money and, in connection therewith, to cause all outstanding shares of such series to be redeemed at their net asset value; or (c) combine the assets belonging to a series of shares with the assets belonging to one or more other series of shares if the Board of Directors reasonably determines that such combination will not have a material adverse effect on the shareowners of any series participating in such combination and, in connection therewith, to cause all outstanding shares of any such series to be redeemed or converted into shares of another series of shares at their net asset value.



                    ADDITIONAL INFORMATION CONCERNING TAXES

     The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareowners that are not described in the Funds' Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareowners, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Investors are advised to consult their tax advisers with specific reference to their own tax situations.

     A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Funds intend to make sufficient distributions or deemed distributions of their ordinary taxable income and any capital gain net income with respect to each calendar year to avoid liability for this excise tax.


     Each Fund is treated as a separate tax entity under the Code. Although each Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes, depending upon the extent of the Company's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Funds may be subject to the tax laws of such states or localities. In addition, in those states and localities which have income tax laws, the treatment of the Funds and their shareowners under such laws may differ from their treatment under federal income tax laws.

     If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareowners). In such event, dividend distributions would be taxable as ordinary income to shareowners to the extent of the Fund's current and accumulated earnings and profits and would be eligible for the dividends received deduction in the case of corporate shareowners.

     Investment company taxable income earned by the Fund will be distributed by the Fund to its shareowners and will be taxable to shareowners as ordinary income whether paid in cash or additional shares. In general, investment company taxable income will be the Fund's taxable income, subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year.

     A taxable gain or loss may be realized by a shareowner upon his redemption, transfer or exchange of Fund shares depending upon the tax basis of such shares and their price at the time of redemption, transfer or exchange.

     Any distribution of the excess of net long-term capital gain over net short-term capital loss is taxable to shareowners as long-term capital gain, regardless of how long the shareowner has held the distributing Fund's shares and whether such gains are received in cash or additional Fund shares. The Fund will designate such a distribution as capital gain dividend in a written notice mailed to shareowners within 60 days after the close of the Fund's taxable year. It should be noted that, upon the sale or exchange of Fund shares, if the shareowner has not held such shares for more than six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

     Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the International Equity Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Fund will be eligible to elect to "pass-through" to its shareowners the amount of foreign income and similar taxes paid by the Fund. If this election is made, a shareowner will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of foreign income and similar taxes paid by the Fund, and will be entitled either to deduct (provided the shareowner itemizes deductions) his or her pro rata share of foreign income and similar taxes in computing his taxable income or to use it (subject to limitations) as a foreign tax credit against his or her U.S. Federal income tax liability. Foreign taxes generally are not deductible in computing alternative minimum taxable income. Each shareowner of the International Equity Fund will be notified within 60 days after the close of the Fund's taxable year if the foreign income and similar taxes paid by the Fund will "pass-through" for that year.

     Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareowner's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the International Equity Fund's income will flow to shareowners of the Fund. With respect to the Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareowners may be unable to claim a credit for the full amount of their proportionate share of foreign taxes paid by the International Equity Fund. Certain additional limitations are imposed on the use of foreign tax credits to offset liability for the alternative minimum tax.

     If a Fund invests in certain "passive foreign investment companies" ("PFICs") which do not distribute their income on a regular basis, it generally will be subject to federal income tax (and possibly additional interest charges) on a portion of any "excess distribution" or gain from the disposition of such investments even if it distributes the income to its shareowners. If the Fund qualifies and elects to treat the PFIC as a "qualified electing fund" ("QEF") and the PFIC furnishes certain financial information in the required form, the Fund would instead be required to include in income each year a portion of the ordinary earnings and net capital gains of the QEF, whether or not received, and such amounts would be subject to the various distribution requirements described above. In addition, another election may be available that would involve marking to market the Fund's PFIC holdings at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized. If this election were made, the tax described above at the fund level under the PFIC rules generally would be eliminated.

     The Tax-Exempt Intermediate Bond Fund is designed to provide investors with current tax-exempt interest income. The Fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Fund may not be suitable for tax-exempt institutions, or for retirement plans qualified under Section 401 of the Internal Revenue Code of 1986 (the "Code"), H.R. 10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, not only would not gain any additional benefit from the Fund's dividends being tax-exempt, but such dividends ultimately would be taxable to the beneficiaries when distributed to them. In addition, the Fund may not be an appropriate investment for entities which are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities or who occupies more than 5% of the usable area of such facilities or for whom such facilities, part thereof where specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S Corporation and its shareowners.

     The percentage of total dividends paid by the Tax-Exempt Intermediate Bond Fund with respect to any taxable year which qualifies as federal exempt-interest dividends will be the same for all shareowners receiving dividends for such year. In order for the Fund to pay exempt-interest dividends during any taxable year, at the close of each taxable quarter at least 50% of the aggregate value of the Fund's portfolio must consist of federal tax-exempt obligations. In addition, the Fund must distribute an amount that is at least equal to the sum of 90% of the net tax-exempt interest income and 90% of the investment company taxable income earned by the Fund for the taxable year. Within 60 days of the close of its taxable year, the Fund will notify shareowners of the portion of the dividends paid by the Fund which constitutes an exempt-interest dividend with respect to such taxable year. However, the aggregate amount of dividends so designated cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code.

     Interest on indebtedness incurred by a shareowner to purchase or carry shares of the Tax-Exempt Intermediate Bond Fund is generally not deductible for federal income tax purposes if the Fund distributes exempt-interest dividends during the shareowner's taxable year. If a shareowner holds shares of the Fund for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends received with respect to the shares. The Treasury Department, however, is authorized to issue regulations reducing the six-month holding requirement to a period of not less than the greater of 31 days or the period between regular distributions for investment companies that regularly distribute at least 90% of their net tax-exempt interest. No such regulations had been issued as of the date of this Statement of Additional Information.

     The foregoing discussion is based on federal tax laws and regulations which are in effect on the date of this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action.


                           MANAGEMENT OF THE COMPANY

DIRECTORS AND OFFICERS

     The Directors and Officers of the Company, their addresses, age, principal occupations during the past five years and other affiliations are as follows:


                                          Principal
                         Position with    Occupations During Past 5
Name, Address and Age    the Company      Years and Other Affiliations
---------------------    -------------    ----------------------------------
James M. Wade*           Chairman,        Vice President and Chief Financial
2802 Wind Bluff Circle   President and    Officer, Johnson Controls, Inc. (a
Wilmington, NC  28409    Treasurer        controls manufacturing company)
Age:  53                                  January 1987 - May 1991.


Glen R. Bomberger        Director         Executive Vice President, Chief  One
Park Plaza                                Financial Officer and Director, A.O.
11270 West Park Place                     Smith Corporation (a diversified
Milwaukee, WI  53224-3690                 manufacturing company) since January
Age:  59                                  1987.  Director of companies
                                          affiliated
                                          with A.O. Smith Corporation;
                                          Chief Financial Officer, Director and
                                          Vice President, Smith Investment
                                          Company; Officer and Director of
                                          companies affiliated with Smith
                                          Investment Company.

Jerry G. Remmel          Director         Vice President, Treasurer and Chief
16650A Lake Circle                        Financial Officer of Wisconsin Energy
Brookfield WI  53005                      Corporation 1994-1996; Treasurer of
Age:  65                                  Wisconsin Electric Power Company 1973-
                                          1996; Director Wisconsin Electric
                                          Power Company 1989-1996; Senior Vice
                                          President, Wisconsin Electric Power
                                          Company 1988 - 1994; Chief Financial
                                          Officer, Wisconsin Electric Power
                                          Company 1983-1996; Vice President and
                                          Treasurer, Wisconsin Electric Power
                                          Company 1983 - 1989.

Richard K. Riederer      Director         President, Chief Executive Officer,
400 Three Springs Drive                   and Chief Operating Officer of Weirton
Weirton, WV 26062-4989                    Steel since 1995; Executive Vice
Age:  52                                  President and Chief Financial Officer,
                                          Weirton Steel January 1994-1995; Vice
                                          President of Finance and Chief
                                          Financial Officer, Weirton Steel
                                          January 1989-1994; Member-Board of
                                          Directors of American Iron and Steel
                                          Institute since 1995; Member-Board of
                                          Directors, National Association of
                                          Manufacturers since 1995.

Charles R. Roy*          Director         Vice President - Finance, Chief 14245
Heatherwood Court                         Financial Officer and
Elm Grove, WI  53122                      Secretary, Rexnord Corporation
Age:  66                                  (an equipment manufacturing
                                          company), 1988 - 1992; Vice President-
                                          Finance and Administration, Rexnord,
                                          Inc., 1982 - 1992; Officer and
                                          Director of several Rexnord
                                          subsidiaries until 1992.

Mary Ellen Stanek        Vice President   President and Chief Operating Officer,
777 East Wisconsin Avenue                 FIRMCO since 1994, Director since 1992
Suite 800                                 and Director of Fixed Income
Milwaukee, WI  53202                      Securities since 1990.
Age:  40



W. Bruce McConnel, III   Secretary        Partner of the law firm of Drinker
Philadelphia National                     Biddle & Reath.
 Bank Building
1345 Chestnut Street
Philadelphia, PA  19107
Age:  53

* Messrs. Wade and Roy are considered by the Company to be "interested directors" of the Company as defined in the 1940 Act.

     The following chart provides certain information about the Director fees for the year ended October 31, 1996 of the Company's Directors.

                                                                    TOTAL
                                  PENSION OR                     COMPENSATION
                                  RETIREMENT                     FROM COMPANY
                   AGGREGATE       BENEFITS        ESTIMATED       AND FUND
                  COMPENSATION    ACCRUED AS        ANNUAL        COMPLEX *
    NAME OF         FROM THE     PART OF FUND    BENEFITS UPON     PAID TO
PERSON/POSITION     COMPANY        EXPENSES       RETIREMENT      DIRECTORS
---------------    --------       ----------     -------------   ----------
James M. Wade
  President,
Treasurer and
 Chairman of
  the Board        $15,000            $0              $0           $15,000

   Glen R.
  Bomberger
   Director        $12,000**           $0              $0           $12,000


   Jerry G.
    Remmel
   Director        $12,000            $0              $0           $12,000

  Richard K.
   Riederer
   Director        $12,000            $0              $0           $12,000

Charles R. Roy
   Director        $12,000            $0              $0           $12,000

*The "Fund Complex" includes only the Company.
**Includes $12,000 which Mr. Bomberger elected to defer under the Company's deferred compensation plan.


     Each Director receives an annual fee of $7,000, a $1,000 per meeting attendance fee and reimbursement of expenses incurred as a Director. The Chairman of the Board is entitled to receive an additional $3,000 per annum for services in such capacity. For the fiscal year ended October 31, 1996, the Directors and Officers received aggregate fees of $63,000. Ms. Stanek receives no fees from the Company for her services as Vice President, although FIRMCO, of which she is President, receives fees from the Company for advisory services. Drinker Biddle & Reath, of which Mr. McConnel is a partner, receives legal fees as counsel to the Company. As of the date of this Statement of Additional Information, the Directors and Officers of the Company, as a group, owned less than 1% of the outstanding shares of each Fund.



Advisory Services


     FIRMCO became the investment adviser to the Short-Term Bond Market Fund, Special Growth Fund, Bond IMMDEX/TM Fund and Equity Index Fund as of February 3, 1992 and became the Investment Adviser to the Growth and Income Fund effective June 17, 1993. Prior thereto, investment advisory services were provided by Firstar Trust Company, an affiliate of FIRMCO. Firstar Trust Company has guaranteed all obligations incurred by FIRMCO in connection with its Investment Advisory Agreement. FIRMCO is also the Investment Adviser to the MidCore Growth Fund, Intermediate Bond Market Fund, Balanced Fund, Tax-Exempt Intermediate Bond Fund, and International Equity Fund. In its Investment Advisory Agreement, the Adviser has agreed to pay all expenses incurred by it in connection with its advisory activities, other than the cost of securities and other investments, including brokerage commissions and other transaction charges, if any, purchased or sold for the Funds.

     The Adviser is entitled to 4/10ths of the gross income earned by each Fund on each loan of its securities, excluding capital gains or losses, if any. Pursuant to current policy of the Securities and Exchange Commission, the Funds do not intend to receive separate compensation for securities lending activity. In addition, the Adviser may also voluntarily waive additional advisory fees otherwise payable by the Funds

     For the services provided and expenses assumed by the Adviser under its investment advisory agreement in effect for the fiscal years ended October 31, 1996, 1995, and 1994, the Adviser earned and waived advisory fees as follows:



                Advisory Fees Earned (Advisory Fees Waived)
                --------------------------------------------
                            1996               1995                 1994
                    ------------------   ------------------   ----------------
Short-Term Bond
  Market Fund       $552,764 (556,286)   $330,777 (436,239)   $339,126 (444,879)

Special Growth Fund    4,279,091 (250)   3,291,584 (48,415)  2,576,044 (119,214)

Bond IMMDEX/TM Fund  1,074,956 (1,673)          831,690 (0)          774,322 (0)

Equity Index Fund          555,115 (0)          319,929 (0)     197,707 (13,606)

Intermediate Bond    562,082 (288,147)    299,128 (238,251)    217,173 (151,906)
  Market Fund

MidCore Growth Fund  1,245,050 (8,639)     894,728 (61,640)     708,137 (61,181)

Balanced Fund        789,896 (309,983)    560,913 (267,253)    458,789 (213,732)

Growth and Income   1,870,213 (18,262)   1,281,117 (69,004)   1,133,488 (83,990)
  Fund

Tax-Exempt            40,050 (159,121)     22,909 (128,234)      48,723 (90,055)
  Intermediate Bond
  Fund

International        302,570 (332,273)    119,342 (311,670)   20,285 (111,361) 1
 Equity Fund

________________
1  From inception (April 28, 1994) to October 31, 1994.


      Under its Investment Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of such Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from its reckless disregard of its duties and obligations under the Agreement.

      With regard to the International Equity Fund, under the Investment Advisory Agreement, the Adviser is authorized to delegate its responsibilities to another adviser. The Adviser has appointed State Street Global Advisors as Sub-Adviser to the International Equity Fund. See "Sub-Adviser" below. The Adviser and Sub-Adviser jointly determine the securities to be purchased, retained or sold by the International Equity Fund.

      SUB-ADVISER. The International Equity Fund receives sub-advisory services from State Street Global Advisors, a division of State Street Bank and Trust Company (the "Sub-Adviser" or "SSBT"). Under the terms of the Sub-Advisory Agreement between the Adviser and Sub-Adviser, the Sub-Adviser furnishes investment advisory and portfolio management services to the International Equity Fund with respect to its investments. The Sub-Adviser is responsible, jointly with the Adviser, for decisions to buy and sell the International Equity Fund's investments and all other transactions related to investment therein.
The Sub-Adviser negotiates brokerage commissions and places orders of purchases and sales of the International Equity Fund's portfolio securities. During the term of the Sub-Advisory Agreement, the Sub-Adviser will bear all expenses incurred by it in connection with its services under such agreement.

      Pursuant to the Sub-Advisory Agreement, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser or reckless disregard of its obligations and duties thereunder, or loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the Sub-Adviser will not be subject to any liability to the Adviser, the International Equity Fund or the Company, or to any shareowner of the International Equity Fund or the Company, for any act or omission in the course of, or connected with, rendering services under the Sub-Advisory Agreement. See "Banking Laws and Regulations" below for information regarding certain banking laws and regulations and their applicability to the Sub-Adviser and its services under the Sub-Advisory agreement.

      For the services provided under its Sub-Advisory Agreement in effect for the fiscal year ended October 31. 1996 and October 31, 1995 and the fiscal period from the International Equity Fund's inception (April 28, 1994) to October 31, 1994 the Sub-Adviser earned and waived advisory fees as follows:


                 Sub-Advisory Fees Earned (Sub-Advisory Fees Waived)

                                1996              1995              1994
International Equity          -------            ------            ------
  Fund                       161,584 (0)       113,176 (0)       38,788 (0)




      BANKING LAWS AND REGULATIONS. Banking laws and regulations, including the Glass-Steagall Act as presently interpreted by the Board of Governors of the Federal Reserve System, presently (a) prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities, but (b) do not prohibit such a bank holding company or affiliate or banks generally from acting as investment adviser, transfer agent or custodian to such an investment company or from purchasing shares of such a company as agent and upon order of a customer. In 1971, the United States Supreme Court held in Investment Company Institute vs. Camp that the Glass-Steagall Act prohibits a national bank from operating a fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act"), or any non-bank affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but did not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent and custodian to such an investment company. In 1981, the United States Supreme Court held in Board of Governors of the Federal Reserve System v. Investment Company Institute that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies. FIRMCO, Firstar Trust Company and SSBT are subject to such banking laws and regulations.

      FIRMCO and Firstar Trust Company and the Sub-Adviser believe that they may perform the services for the Funds contemplated by their respective agreements with the Company without violation of the Glass-Steagall Act or other applicable banking laws or regulations. These companies further believe that, if the question were properly presented, a court should hold that these companies may each perform such activities without violation of the Glass-Steagall Act or other applicable banking laws and or regulations. It should be noted, however, there have been no cases deciding whether banks and their affiliates may perform services comparable to those performed by these companies, and future changes in either federal or state statutes and regulations relating to permissible activities of banks or trust companies and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent such companies from continuing to perform such services for the Funds. If the companies were prohibited from continuing to perform advisory, accounting, shareowner servicing and custody services for the Funds, it is expected that the Board of Directors would recommend that the Funds enter into new agreements or would consider the possible termination of the Funds. Any new advisory or sub-advisory agreement would be subject to shareowner approval.

      Shares of the Funds are not bank deposits, are neither endorsed by, insured by, or guaranteed by, obligations of, nor otherwise supported by the FDIC, the Federal Reserve Board, Firstar Trust Company or FIRMCO, SSBT, their affiliates or any other bank, or any other governmental agency. An investment in the Funds involves risks including possible loss of principal.


ADMINISTRATION AND DISTRIBUTION SERVICES

      Firstar Trust Company ("Firstar Trust") became a Co-Administrator to the Funds on September 1, 1994, and B. C. Ziegler and Company ("Ziegler") became a Co-Administrator to the Funds on January 1, 1995. Under the Co-Administration Agreement, the following administrative services will be provided jointly by the Co-Administrators: assist in maintaining office facilities, furnish clerical services, stationery and office supplies; monitor the company's arrangements with respect to services provided by Shareowner Organizations; and generally assist in the Funds' operations. The following administrative services will be provided by Ziegler: review and comment upon the registration statement and amendments thereto prepared by Firstar Trust or counsel to the Company, as requested by Firstar Trust ; review and comment upon sales literature and advertising relating to the Company, as requested by Firstar Trust; assist in the administration of the marketing budget; periodically review blue sky registration and sales reports for the Funds; attend meetings of the Board of Directors, as requested by the Board of Directors of the Funds; and such other services as may be requested in writing and expressly agreed to by Ziegler. The following administrative services will be provided by Firstar Trust: compile data for and prepare with respect to the Funds timely Notices to the SEC required pursuant to Rule 24f-2 under the 1940 Act and Semi-Annual Reports on Form N-SAR; coordinate execution and filing by the Company of all federal and state tax returns and required tax filings other than those required to be made by the Company's custodian and transfer agent; prepare compliance filings and Blue Sky registrations pursuant to state securities laws with the advice of the Company's counsel; assist to the extent requested by the Company with the Company's preparation of annual and semi-annual reports to Fund shareowners and registration statements for the Funds; monitor each Fund's expense accruals and cause all appropriate expenses to be paid on proper authorization from each Fund; monitor each Fund's status as a regulated investment company under Subchapter M of the Code; maintain each Fund's fidelity bond as required by the 1940 Act; and monitor compliance with the policies and limitations of each Fund as set forth in the prospectuses, statements of additional information, by-laws and articles of incorporation.

      Each of the Co-Administrators have agreed to pay all expenses incurred by it in connection with its administrative activities. Under the Co-Administration Agreement, the Co-Administrators are not liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of the Co-Administration Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Co-Administrators in the performance of their respective duties or from their reckless disregard of their duties and obligations under the Agreement.

      The Distributor provides distribution services for each Fund as described in the Funds' Prospectus pursuant to a Distribution Agreement with the Funds under which the Distributor, as agent, sells shares of each Fund on a continuous basis. The Distributor has agreed to use its best efforts to solicit orders for the sale of shares, although it is not obliged to sell any particular amount of shares. The Distributor causes expenses to be paid for the cost of printing and distributing prospectuses to persons who are not shareowners of the Funds (excluding preparation and printing expenses necessary for the continued registration of the Funds' shares) and of printing and distributing all sales literature. For the fiscal year ended October 31, 1994, Sunstone Financial Group, Inc. ("Sunstone"), Portico Funds' former Distributor and Co-Administrator, received no fees for its distribution services. For the fiscal year ended October 31, 1996 and 1995, Ziegler received no fees for its distribution services.

      For its administrative services for the fiscal years ended October 31, 1996, 1995 and 1994, the Co-Administrators (and Sunstone for the fiscal year ended October 31, 1994) earned and waived the following administrative fees:

                    ADMINISTRATION FEES EARNED (ADMINISTRATION FEES WAIVED)


                              1996              1995               1994
                        -----------------  ----------------  ----------------
Short-Term Bond Market  $83,969 (127,339)  $59,323 (95,852)  $88,025 (72,075)
  Fund

Special Growth Fund     257,995 (394,054) 194,656 (345,563) 249,168 (190,836)

Bond IMMDEX/TM Fund     159,028 (251,337) 151,431 (174,586)  227,105 (85,036)

Equity Index Fund        93,843 (160,223)   57,944 (97,841)   57,234 (46,232)

Intermediate Bond        78,123 (116,341)   49,597 (80,727)   37,683 (52,610)
  Market Fund

MidCore Growth Fund      75,054 (115,984)    64,612 (90,089)  71,418 (54,096)

Balanced Fund            65,092 (102,563)    51,415 (82,629)  56,667 (53,098)

Growth and Income Fund  113,216 (174,799)   82,730 (134,204) 110,256 (88,529)

Tax-Exempt Intermediate   20,315 (25,259)    14,551 (22,137)  20,580 (13,392)
  Bond Fund

International Equity      20,015 (30,231)    14,701 (20,395)  5,560 (6,117) 1
  Fund


1  From inception (April 28, 1994) to October 31, 1994.


SHAREOWNER ORGANIZATIONS

     As stated in the Funds' Prospectus, for Retail Shares the Funds intend to enter into agreements from time to time with Shareowner Organizations providing for support and/or distribution services to customers of the Shareowner Organizations who are the beneficial owners of Retail Shares of the Fund. Under the agreements, the Funds may pay Shareowner Organizations up to 0.25% (on an annualized basis) of the average daily net asset value of Retail Shares beneficially owned by their customers. Services provided by Shareowner Organizations under their agreements may include: (i) processing dividend and distribution payments from a Fund; (ii) providing information periodically to customers showing their share positions; (iii) arranging for bank wires; (iv) responding to customer inquiries; (v) providing sub-accounting with respect to shares beneficially owned by customers or the information necessary for sub-accounting; (vi) forwarding shareowner communications; (vii) assisting in processing share purchase, exchange and redemption requests from customers;
(viii) assisting customers in changing dividend options, account designations and addresses; and (ix) other similar services requested by the Funds. In addition, Shareowner Organizations, under the Distribution and Service Plan, may provide assistance (such as the forwarding of sales literature and advertising to their customers) in connection with the distribution of Fund shares. All fees paid under these agreements are borne exclusively by the Fund's Retail Shares.

     The Funds' arrangements with Shareowner Organizations under the agreements are governed by two Plans (a Service Plan and a Distribution and Service Plan), which have been adopted by the Board of Directors. Because the Distribution and Service Plan contemplates the provision of services related to the distribution of Retail Shares (in addition to support services), that Plan has been adopted in accordance with Rule 12b-1 under the 1940 Act and Rule 18f-3 of the 1940 Act. In accordance with the Plans, the Board of Directors reviews, at least quarterly, a written report of the amounts expended in connection with the Funds' arrangements with Shareowner Organizations and the purposes for which the expenditures were made. In addition, the Funds' arrangements with Shareowner Organizations must be approved annually by a majority of the Directors, including a majority of the Directors who are not "interested persons" of the Funds as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements (the "Disinterested Directors").

     The Funds believe that there is a reasonable likelihood that their arrangements with Shareowner Organizations will benefit each Fund and the holders of Retail Shares as a way of allowing Shareowner Organizations to participate with the Funds in the provision of support and distribution services to customers of the Shareowner Organization who own Retail Shares. Any material amendment to the arrangements with Shareowner Organizations under the agreements must be approved by a majority of the Board of Directors (including a majority of the Disinterested Directors), and any amendment to increase materially the costs under the Distribution and Service Plan with respect to a Fund must be approved by the holders of a majority of the outstanding Retail Shares of the Fund involved. So long as the Plans are in effect, the selection and nomination of the members of the Board of Directors who are not "interested persons" (as defined in the 1940 Act) of the Funds will be committed to the discretion of such Disinterested Directors.


     For the fiscal year ended 1994, the Company did not pay any fees to Shareowner Organizations pursuant to Service Plans and Distribution and Service Plans with respect to the Funds.

     The Funds paid fees to Shareowner Organizations, none of which were affiliated with the Adviser, pursuant to the Service Plan for the fiscal year ended October 31, 1996 as follows:


                                             FEES EARNED BY NON-AFFILIATED
                                               SHAREOWNER ORGANIZATIONS
                                               --------------------------

                   Short-Term Bond Market Fund            $877
                   Special Growth Fund                  $1,427
                   Bond IMMDEXO Fund                        $0
                   Equity Index Fund                    $2,534
                   Intermediate Bond Market Fund           $49
                   MidCore Growth Fund                      $0
                   Balanced Fund                            $0
                   Growth and Income Fund                 $437
                   Tax-Exempt Intermediate Bond Fund        $3
                   International Equity Fund                $0


The Funds paid fees to Shareowner Organizations, all of which were affiliated with the Adviser, pursuant to the Service Plan for the fiscal year ended October 31, 1996 as follows:

                                           FEES EARNED BY AFFILIATED
                                            SHAREOWNER ORGANIZATIONS
                                           -------------------------

               Short-Term Bond Market Fund        $133,220
               Special Growth Fund                $250,839
               Bond IMMDEXO Fund                   $81,916
               Equity Index Fund                   $68,573
               Intermediate Bond Market Fund       $36,250
               MidCore Growth Fund                 $33,578
               Balanced Fund                       $64,413
               Growth and Income Fund             $137,847
               Tax-Exempt Intermediate Bond Fund   $23,012
               International Equity Fund            $6,964



            CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES AGENT

     Firstar Trust serves as custodian of all the Funds' assets except for the International Equity Fund pursuant to a Custody Agreement. Under the Custody Agreement, Firstar Trust has agreed to (i) maintain a separate account in the name of each Fund, (ii) make receipts and disbursements of money on behalf of each Fund, (iii) collect and receive all income and other payments and distributions on account of each Fund's portfolio investments, (iv) respond to correspondence from shareowners, security brokers and others relating to its duties and (v) make periodic reports to the Company concerning each Fund's operations. Firstar Trust may, at its own expense, open and maintain a custody account or accounts on behalf of each Fund with other banks or trust companies, provided that Firstar Trust shall remain liable for the performance of all of its duties under the Custody Agreement notwithstanding any delegation. For its services as custodian, Firstar Trust is entitled to receive a fee, payable monthly, based on the annual rate of $0.20 per $1,000 of the market value of Portico's first $2 billion of the aggregate market value of assets, plus $0.15 per $1,000 of the market value of Portico's next $2 billion of the aggregate market value of assets, and $0.10 per $1,000 of the aggregate market value of Portico's assets in excess of $4 billion. In addition, Firstar Trust, as custodian, is entitled to certain charges for securities transactions and reimbursement for expenses.

     State Street Bank and Trust Company ("SSBT") serves as custodian of the International Equity Fund's assets pursuant to a Custody Agreement. Under the Custody Agreement, SSBT has agreed to, among other things, (i) maintain custody of all Fund assets and settle Fund purchases and sales, (ii) make receipts and disbursements of money on behalf of the Fund, (iii) collect and receive all income and other payments and distributions on account of the Fund's portfolio investments, (iv) respond to correspondence from shareowners, security brokers and others relating to its duties and (v) make periodic reports to the Company concerning the Fund's operations. SSBT may, at its own expense, open and maintain a custody account or accounts on behalf of the Fund with other banks or trust companies, provided that SSBT shall remain liable for the performance of all of its duties under the Custody Agreement notwithstanding any delegation. For its services as a custodian, SSBT is entitled to receive a fee, payable monthly, based on the following annual rates of the market value of the Fund's assets: 0.01% of all domestically held assets and asset charges ranging from 0.05% to 0.40% of all securities held in custody outside the U.S. depending on where the securities are held and total Fund assets. In addition, SSBT, as custodian, is entitled to certain charges for securities transactions and reimbursement for expenses. Also, pursuant to the Custody Agreement, SSBT has agreed to maintain the financial accounts and records of the Fund in compliance with the 1940 Act and to provide other accounting services to the Fund. For its accounting services, SSBT is entitled to receive fees in addition to its custody fees, payable monthly, including a monthly base and quote charge and pricing charges per security per month. In addition, SSBT is entitled to reimbursement of certain expenses.

     Firstar Trust also serves as transfer agent and dividend disbursing agent for each Fund under a Shareowner Servicing Agent Agreement. As transfer and dividend disbursing agent, Firstar Trust has agreed to (i) issue and redeem shares of the Funds, (ii) make dividend and other distributions to shareowners of the Funds, (iii) respond to correspondence by Fund shareowners and others relating to its duties, (iv) maintain shareowner accounts, and (v) make periodic reports to the Funds. For its transfer agency and dividend disbursing services, Firstar Trust is entitled to receive at the rate of $15.00 per shareowner account with an annual minimum of $24,000 per portfolio, plus certain other transaction charges and reimbursement for expenses.

     In addition, all the Funds, with the exception of the International Equity Fund, have entered into a Fund Accounting Servicing Agreement with Firstar Trust pursuant to which Firstar Trust has agreed to maintain the financial accounts and records of the Funds in compliance with the 1940 Act and to provide other accounting services to the Funds. For its accounting services, Firstar Trust is entitled to receive fees, payable monthly, at the following annual rates of the market value of each Fund's assets: Balanced Fund, Growth and Income Fund, Equity Index Fund, MidCore Growth Fund, and Special Growth Fund -- $27,500 on the first $40 million, 1.25/100th of 1% on the next $200 million, and 6.25/1000ths of 1% on the balance, plus out-of-pocket expenses, including pricing expenses; and Short-Term Bond Market Fund, Intermediate Bond Market Fund, Tax-Exempt Intermediate Bond Fund and Bond IMMDEX/TM Fund -- $31,250 on the first $40 million, 2.5/100th of 1% on the next $200 million, and 1.25/100th of 1% on the next $200 million, and 6.25/1000th of 1% on the balance, plus out-of-pocket expenses, including pricing expenses.


                                    EXPENSES

     Operating expenses of the Funds include taxes, interest, fees and expenses of Directors and officers, Securities and Exchange Commission fees, state securities and qualification fees, advisory fees, administrative fees, Shareowner Organization fees (Retail Shares only), charges of the custodian and transfer agent, dividend disbursing agent and accounting services agent, certain insurance premiums, auditing and legal expenses, costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareowners, costs of shareowner reports and meetings, membership fees in the Investment Company Institute, and any extraordinary expenses. The Funds also pay any brokerage fees, commissions and other transactions charges (if any) incurred in connection with the purchase or sale of portfolio securities.


                            INDEPENDENT ACCOUNTANTS

     Price Waterhouse LLP, independent accountants, 100 East Wisconsin Avenue, Suite 1500, Milwaukee, Wisconsin, 53202, serve as auditors for the Company. The financial statements and notes thereto contained in the Fund's Annual Report for the fiscal year ended October 31, 1996 are incorporated herein by reference. No other part of the Annual Report is incorporated herein by reference. Such financial statements have been incorporated herein in reliance on the report of Price Waterhouse LLP, independent accountants, given as authority of said firm as experts in auditing and accounting.


                                    COUNSEL

     Drinker Biddle & Reath (of which Mr. McConnel, Secretary of the Company, is a partner), Philadelphia National Bank Building, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107, serve as counsel to the Company and will pass upon the legality of the shares offered by each Fund's Prospectus.


                     ADDITIONAL INFORMATION ON PERFORMANCE

     From time to time, the total return of the Retail Shares and Institutional Shares of each Fund and the yields of such shares of the Short-Term Bond Market Fund, Intermediate Bond Market Fund, Tax-Exempt Intermediate Bond Fund and Bond IMMDEX/TM Fund may be quoted in advertisements, shareowner reports or other communications to shareowners. Performance information is generally available by calling the Portico Investor Services at 1-800-982-8909.





Yield Calculations.


     The yield of a series of shares is calculated by dividing the net investment income per share for that series (as described below) earned during a 30-day (or one-month) period by the net asset value per share for that series (including the maximum front end sales charge of 2.00% for the Retail Shares of the bond funds) on the last day of the period and annualizing the result on a semiannual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. Net investment income per share earned during the period attributable to that series is based on the average daily number of shares of the series outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period attributable to that series minus expenses accrued for the period, attributable to that series net of reimbursements.

This calculation can be expressed as follows:



                            a-b
                  Yield = 2 [(----- + 1)6 - 1]
                            c x d

              Where:    a = dividends and interest earned during the period.

                        b = expenses accrued for the period (net of
                         reimbursements).

                        c = the average daily number of shares outstanding
                         during the period that were entitled to receive dividends.

                        d = Maximum offering price per share on the last day of
                         the period.

      For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the portfolio. A Fund calculates interest earned on any debt obligations held in its portfolio by computing the yield to maturity of each obligation held by it based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obli-gation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the portfolio. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

      Interest earned on tax-exempt obligations of the Tax-Exempt Intermediate Bond Fund that are issued without original issue discount and have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but which have the discounts based on current market value that are less than the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.

      With respect to mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("pay downs"), (a) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period; and (b) a Fund may elect either (i) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average maturity date is not available, or
(ii) not to amortize discount or premium on the remaining security.

      Undeclared earned income may be subtracted from the net asset value per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the 30-day base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter.

      In addition, the Tax-Exempt Intermediate Bond Fund may advertise a "tax-equivalent yield" which is computed by: (a) dividing the portion of the Fund's yield for a particular series (as calculated above) that is exempt from federal income tax by one minus a stated federal income tax rate; and (b) adding the figure resulting from (a) above to that portion, if any, of the Fund's yield that is not exempt from federal income tax.

      For the 30-day period ended October 31, 1996, the annualized yields for Institutional Shares of the Short-Term Bond Market Fund, Intermediate Bond Market Fund and Bond IMMDEX/TM Fund were 6.04%, 6.25%, and 6.50%, respectively. Without fees waived by the Adviser and the Co-Administrators during such period, the annualized yields would have been 5.63%, 6.01%, and 6.42%, respectively.
For the same period, the annualized taxable yield for the Tax-Exempt Intermediate Bond Fund was 4.26%, and the tax-equivalent annualized yield was 6.17% (3.84% and 5.57%, respectively, without fees waived by the Adviser and Co-Administrators during such period).

      For the 30-day period ended October 31, 1996, the annualized yields, assuming the maximum sales charge, for Retail Shares of the Short-Term Bond Market Fund, Intermediate Bond Market Fund and Bond IMMDEX/TM Fund were 5.67%, 5.88%, and 6.12%, respectively. Without fees waived by the Adviser and the Co-Administrators during such period, the annualized yields would have been 5.27%, 5.64%, and 6.05%, respectively. For the same period, the annualized taxable yield for the Tax-Exempt Intermediate Bond Fund would have been 3.93% and the tax-equivalent annualized yield would have been 5.70% (3.52% and 5.10%, respectively, without fees waived by the Adviser and Co-Administrators during such period).

      For the 30-day period ended October 31, 1996 , the annualized yields for Retail Shares of the Short-Term Bond Market Fund, Intermediate Bond Market
Fund and Bond IMMDEX/TM Fund purchased without a front end sales charge were 5.79%, 6.00%, and 6.25%, respectively. Without fees waived by the Adviser and the Co-Administrators during such period, the annualized yields would have been 5.38%, 5.76% and 6.18%, respectively. For the same period, the annualized taxable yield for the Tax-Exempt Intermediate Bond Fund purchased without a front end sales charge would have been 4.01%, and the tax-equivalent annualized yield would have been 5.81% (3.59%, and 5.20%, respectively, without fees waived by the Adviser and Co-Administrators during such period).



TOTAL RETURN CALCULATIONS.

      Each Fund computes "average annual total return" separately for its Retail and Institutional Shares by determining the average annual compounded rates of return during specified periods that equate the initial amount invested in a particular series to the ending redeemable value of such investment in the series. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

                       ERV      1/n
                  T = [(-----) - 1]
                        P

            Where:      T = average annual total return.

                      ERV = ending redeemable value at the end of the period
                         covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

                        P = hypothetical initial payment of $1,000.

                        n = period covered by the computation, expressed in
                         terms of years.

      The Funds compute their aggregate total returns separately for the Retail and Institutional Series, by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested in a particular series to the ending redeemable value of such investment in the series. The formula for calculating aggregate total return is as follows:

                       ERV
                  T = [(-----) - 1]
                        P

      The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. In addition, the Funds' average annual total return and aggregate total return reflect the deduction of the 4% maximum front-end sales charge for equity funds and 2% maximum front end sales charge for fixed income funds in connection with the purchase of Retail Shares. The Funds may also advertise total return data without reflecting sales charges in accordance with the rules of the Securities and Exchange Commission. Quotations that do not reflect the sales charge will, of course, be higher than quotations that do reflect the sales charge.

PERFORMANCE HISTORY

     AVERAGE ANNUAL TOTAL RETURN*


                              INSTITUTIONAL SHARES
                                                        Since inception
                        1 Year   5 Years   10 Years    (inception date)
                        ------   -------   --------    ---------------
SHORT-TERM BOND         5.80%     6.39%      7.17%           N/A
MARKET

INTERMEDIATE BOND       5.77%    ---         ---     6.38% (Jan. 5, 1993)
MARKET

TAX-EXEMPT              4.02%    ---         ---     4.78% (Feb. 8, 1993)
INTERMEDIATE BOND

BOND IMMDEX/TM          5.35%   8.05%       8.58%           N/A

BALANCED               12.56%    ---         ---    10.36% (Mar. 30, 1992)

GROWTH AND INCOME      26.90%   13.43%       ---    12.18% (Dec. 29, 1989)

EQUITY INDEX           23.68%   14.94%     14.14%           N/A

MIDCORE GROWTH         18.82%    ---        ---     11.82% (Dec. 29, 1992)

SPECIAL GROWTH         12.58%   12.96%      ---     15.23% (Dec. 28, 1989)

INTERNATIONAL EQUITY    8.21%    ---        ---      1.61% (Apr. 28, 1994)


                          AVERAGE ANNUAL TOTAL RETURN*
                                 RETAIL SHARES


                           1 Year   5 Years   10 Years   Since inception
                                                        (inception date)
                           ----------------------------------------------

SHORT-TERM BOND            3.42%    5.89%      6.69%              N/A
MARKET

INTERMEDIATE BOND          3.38%     ---        ---      5.71% (Jan. 5, 1993)
MARKET

TAX-EXEMPT                 1.78%     ---        ---      4.10% (Feb. 8, 1993)
INTERMEDIATE BOND

BOND IMMDEX/TM             2.95%    7.53%      8.09%              N/A

BALANCED                   7.80%     ---        ---      9.28% (Mar. 30, 1992)

GROWTH AND INCOME         21.56%   12.42%      ---      11.44% (Dec. 29, 1989)

EQUITY INDEX              18.43%   13.92%    13.16%              N/A

MIDCORE GROWTH            13.77%    ---        ---      10.51% (Dec. 29, 1992)

SPECIAL GROWTH             7.77%    11.95%      ---     14.47% (Dec. 28, 1989)

INTERNATIONAL              3.62%     ---        ---     (0.20)% (Apr. 28, 1994)
EQUITY


* Average annual total return calculations are for periods ended October31, 1996.

      The performance of the Short-Term Bond Market, Bond IMMDEX/TM and Equity Index Funds for the period prior to December 29, 1989 is represented by the performance of collective investment funds which operated prior to the effectiveness of the registration statement of the Portico Short-Term Bond Market, Bond IMMDEX/TM and Equity Index Funds. At the time of the Portico Short-Term Bond Market, Bond IMMDEX/TM and Equity Index Funds' inception, each collective investment fund was operated using substantially the same investment objectives, policies and restrictions as its corresponding Portico fund. In connection with the Portico Short-Term Bond Market, Bond IMMDEX/TM and Equity Index Funds' commencement of operations, on December 29, 1989, each collective investment fund transferred its assets to its Portico Fund equivalent. The collective investment funds were not registered under the Investment Company Act of 1940 (the "1940 Act") and were not subject to certain restrictions that are imposed by the 1940 Act. If the collective investment funds had been registered under the 1940 Act, performance may have been adversely affected. Performance of the collective investment funds has been restated to reflect the Portico Short-Term Bond Market, Bond IMMDEX/TM and Equity Index Funds' respective actual expenses during such Fund's first fiscal year.

      Prior to January 10, 1995, the Funds offered to retail and institutional investors one series of shares with neither a sales charge nor a 0.25% service organization fee. Retail Share performance reflects the deduction of the current maximum sales charge of 4.00% for equity funds and 2.00% for fixed income funds, but for periods prior to January 10, 1995, Retail Share performance does not reflect service organization fees. If service organization fees had been reflected, performance would be reduced.

      Performance assumes the reinvestment of all net investment income and capital gains and reflects fee waivers. In the absence of fee waivers, performance would be reduced. Performance quotations represent past performance, and should not be considered as representative of future results.

      The Funds may also from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distribution had been paid in cash. The Funds may also include discussions or illustrations of the potential investment goals of a prospective investor, investment management techniques, policies or investment suitability of a Fund, economic conditions, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time advertisements or communications to shareowners may summarize the substance of information contained in shareowner reports (including the investment composition of a Fund), as well as the views of the Adviser or Sub-Adviser as to market, economic, trade and interest trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. The Funds may also include in advertisements, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to stocks, bonds, treasury bills and shares of a Fund. In addition, advertisement or shareowner communications may include a discussion of certain attributes or benefits to be derived by an investment in a Fund. Such advertisements or communications may include symbols, headlines or other materials which highlight or summarize the information discussed in more detail therein.


                                 MISCELLANEOUS

      As used in this Statement of Additional Information and in the Funds' Prospectus, with respect to the approval of an investment advisory agreement or a charge in fundamental investment policy, a majority of the outstanding shares of a Fund or portfolio means the lesser of (1) 67% of the shares of the particular Fund or portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of such Fund or portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of such Fund or portfolio.

      As of January 31, 1997, the Adviser and its affiliates held of record substantially all of the outstanding shares of each of the Company's investment portfolios as agent, custodian, trustee or investment adviser on behalf of their customers. At such date, Firstar Trust Company, P.O. Box 2054, Milwaukee, Wisconsin 53201, and its affiliated banks held as beneficial owner five percent or more of the outstanding shares of the following investment portfolios of the Company because they possessed sole voting or investment power with respect to such shares: Money Market Fund 4%; Institutional Money Market Fund 86%; Tax-Exempt Money Market Fund 45%; U.S. Treasury Money Market Fund 50%; U.S. Government Money Market Fund 67%; Growth and Income Fund 65%; Short-Term Bond Market Fund 69%; Special Growth Fund 72%; Bond IMMDEX/TM Fund 80%; Equity Index Fund 79%; Balanced Fund 79%; Intermediate Bond Market Fund 78%; MidCore Growth Fund 86%; Tax-Exempt Intermediate Bond Fund 67%; International Equity Fund 87%; and MicroCap Fund 84%. At such date, no other person was known by the Company to hold of record or beneficially 5% or more of the outstanding shares of any investment portfolio of the Company.




-------------------------------------------------------------------------------

                                   APPENDIX A



Commercial Paper Ratings


      A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The following summarizes the rating categories used by Standard and Poor's for commercial paper.

      "A-1" - Issue's degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted "A-1+."

      "A-2" - Issue's capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

      "A-3" - Issue has an adequate capacity for timely payment. It is however, somewhat more vulnerable to the adverse effects of changes and circumstances than an obligation carrying a higher designation.

      "B"- Issue has only a speculative capacity for timely payment.

      "C" - Issue has a doubtful capacity for payment.

      "D" - Issue is in payment default.


      Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody's for commercial paper:

      "Prime-1" - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

      "Prime-2" - Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

      "Prime-3" - Issuer or related supporting institutions have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

      "Not Prime" - Issuer does not fall within any of the Prime rating categories.

      The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D- 1," "D- 2" and "D- 3." Duff & Phelps employs three designations, "D- 1+," " D- 1" and "D- 1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

      "D-1+" - Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

      "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

      "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

      "D-2" - Debt possesses good certainty for timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

      "D-3" - Debt possesses satisfactory liquidity, and other protection factors qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

      "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

      "D-5" - Issuer failed to meet scheduled principal and/or interest payments.

      Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:

      "F-1+" - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

      "F-1" - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

      "F-2" - Securities possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

      "F-3" - Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

      "F-S" - Securities possess weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

      "D" - Securities are in actual or imminent payment default.


      Fitch may also use the symbol "LOC" with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.

      Thomson BankWatch short-term ratings assess the likelihood of an untimely payment of principal or interest of unsubordinated instruments having a maturity of one year or less which is issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the ratings used by Thomson BankWatch:

      "TBW-1" - This designation represents Thomson BankWatch's highest rating category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

      "TBW-2" - This designation indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

      "TBW-3" - This designation represents the lowest investment grade category and indicates that while the debt is more susceptible to adverse developments (both internal and external) than obligations with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

      "TBW-4" - This designation indicates that the debt is regarded as non-investment grade and therefore speculative.

      IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for short term debt ratings:

      "A1+" - Obligations which posses a particularly strong credit feature and are supported by the highest capacity for timely repayment.

      "A1" - Obligations are supported by the highest capacity for timely repayment.

      "A2" - Obligations are supported by a good capacity for timely repayment.

      "A3" - Obligations are supported by a satisfactory capacity for timely repayment.

      "B" - Obligation for which there is an uncertainty as to the capacity to ensure timely repayment.

      "C" - Obligations for which there is a high risk of default or which are currently in default.



Corporate and Municipal Long-Term Debt Ratings

      The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

      "AAA" - This designation represents the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

      "AA" - Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

      "A" - Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

      "BBB" - Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

      "BB," "B," "CCC," "CC," and "C" - Debt is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      "CI" - This rating is reserved for income bonds on which no interest is being paid.

      "D" - Debt is in payment default. This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. Rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.



      PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

      The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

      "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

      "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

      "Baa" - Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

      Con. (--) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes the probable credit stature upon completion of construction or elimination of basis of condition.

      (P) - When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The ratings may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

      Moody's applies numerical modifiers 1, 2 and 3 in each generic classification from "Aa" to "B" in its bond rating system. The modifier 1 indicates that the issuer ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issuer ranks at the lower end of its generic rating category.

      The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

      "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.
      "AA" - Debt is considered of high quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

      "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

      "BBB" - Debt possesses below average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

      "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

      To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

      The following summarizes the highest four ratings used by Fitch for corporate and municipal bonds:

      "AAA" - bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

      "AA" - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debts of these issuers is generally rated "F-1+."

      "A" - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

      "BBB" - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

      "BB," "B," "CCC," "CC," "C," "DDD," "DD," and "D" - bonds that possess one of these ratings are considered by Fitch to be speculative investments. The ratings "BB" to "C" represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating "DDD" to "D" is an assessment of the ultimate recovery value through reorganization or liquidation.

      To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "C" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.


      Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long-term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

      "AAA" - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is very high.

      "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

      "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

      "BBB" - This designation represents Thomson BankWatch's lowest investment grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

      "BB," "B," "CCC," and "CC" - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

      "D" - this designation indicates that the long-term debt is in default.

      PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

      IBCA assesses the investment quality of unsecured debt with an original maturity of more than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for long-term ratings:

      "AAA" - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.

      "AA" - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

      "A" - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

      "BBB" - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

      "BB," "B," "CCC," "CC," and "C" - Obligations are assigned one of these ratings where it is considered that speculative characteristics are present. "BB" represents the lowest degree of speculation and indicates a possibility of investment risk developing. "C" represents the highest degree of speculation and indicates that the obligations are currently in default.

      IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within major rating categories.

Municipal Note Ratings

      A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Rating Group for municipal notes:

      "SP-1" - The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

      "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

      "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

      Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

      "MIG-1" / "VMIG-1" - Loans bearing this designation are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

      "MIG-2" / "VMIG-2" - Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

      "MIG-3" / "VMIG-3" - Loans bearing this designation are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

      "MIG-4" / "VMIG-4" - Loans bearing this designation are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

      "SG" - Loans bearing this designation are of speculative quality and lack margins of protection.


Duff & Phelps and Fitch use the short-term ratings described under commercial Paper Ratings for Municipal notes.


                                   APPENDIX B


             ADDITIONAL INFORMATION CONCERNING FUTURES AND RELATED
                                    OPTIONS

      As stated in the Prospectus, certain of the Funds may enter into futures contracts and options for hedging purposes. Such transactions are described in this Appendix. In addition, the Equity Index Fund will purchase and sell futures and related options (based only on the S&P 500 Index in the case of the Equity Index Fund) to maintain cash reserves while-simulating full investment in the stocks underlying the S&P 500 Index, to keep substantially all of its assets exposed to the market (as represented by the S&P 500 Index), and to reduce transaction costs. The International Equity Fund may also purchase and sell index futures contracts and options to maintain cash reserves, to keep all of its assets substantially exposed to the markets included in the GDP EAFE Index, to facilitate trading and to reduce transaction costs. During the current fiscal year, the Short-Term Bond Market, Intermediate Bond Market, Bond IMMDEX/TM and Growth and Income Funds intend to limit their transactions in futures contracts and options so that not more than 5% of their net assets, if any, are at risk and the Equity Index Fund and International Equity Fund will limit its transactions in futures such that obligations under the transactions and contracts represent not more than 10% of its assets. Furthermore, in no event would any Fund purchase or sell futures contracts, or related options thereon if, immediately thereafter, the aggregate initial margin that is required to be posted by the Fund under the rules of the exchange on which the futures contract (or futures option) is traded, plus any premiums paid by the Fund on its open futures options positions, exceeds 5% of the fund's total assets, after taking into account any unrealized profits and unrealized losses on the Fund's open contracts and excluding the amount that a futures option is "in-the-money" at the time of purchase (an option to buy a futures contract is "in-the-money" if the value of the contract that is subject to the option exceeds the exercise price; and option to sell a futures contract is "in-the-money" if the exercise price exceeds the value of the contract that is subject of the option.) The International Equity Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade or similar entity, or in the case of futures options, for which an established over-the-counter market exists.

I.   Interest Rate Futures Contracts

      Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Short-Term Bond Market Fund, Intermediate Bond Market Fund and Bond IMMDEX/TM Fund may use interest rate futures as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

      The Short-Term Bond Market Fund, Intermediate Bond Market Fund and Bond IMMDEX/TM Fund presently could accomplish a similar result to that which they hope to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Fund, through using futures contracts.

      Description of Interest Rate Futures Contracts. An interest rate futures contract sale would create an obligation by the Short-Term Bond Market Fund, Intermediate Bond Market Fund and Bond IMMDEX/TM Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

      Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

      Interest rate futures contracts are traded in an auction environment on the floors of several exchanges - principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. The Fund would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

      A public market now exists in futures contracts covering various financial instruments including long-term U.S. Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage-backed securities; three-month U.S. Treasury Bills; and ninety-day commercial paper. The Short-Term Bond Market Fund, Intermediate Bond Market Fund and Bond IMMDEX/TM Fund may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments.

      Examples of Futures Contract Sale. The Short-Term Bond Market Fund, Intermediate Bond Market Fund and Bond IMMDEX/TM Fund would engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security in the Fund tends to move in concert with the futures market prices of long-term U.S. Treasury bonds ("Treasury bonds"). The Adviser wishes to fix the current market value of this portfolio security until some point in the future. Assume the portfolio security has a market value of 100, and the Adviser believes that, because of an anticipated rise in interest rates, the value will decline to 95. The Fund might enter into futures contract sales of Treasury bonds for an equivalent of 98. If the market value of the portfolio security does indeed decline from 100 to 95, the equivalent futures market price for the Treasury bonds might also decline from 98 to 93.

      In that case, the five-point loss in the market value of the portfolio security would be offset by the five-point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.

      The Adviser could be wrong in its forecast of interest rates and the equivalent futures market price could rise above 98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

      If interest rate levels did not change, the Fund in the above example might incur a loss of 2 points (which might be reduced by an offsetting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

      Examples of Futures Contract Purchase. The Short-Term Bond Market Fund, Intermediate Bond Market Fund and Bond IMMDEX/TM Fund would engage in an interest rate futures contract purchase when it is not fully invested in long-term bonds but wishes to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter-term securities whose yields are greater than those available on long-term bonds. The Fund's basic motivation would be to maintain for a time the income advantage from investment in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of an expected increase in market price of the long-term bonds that the fund may purchase.

      For example, assume that the market price of a long-term bond that the Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. The Adviser wishes to fix the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and the Adviser believes that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 9 1/2%) in four months. The Fund might enter into futures contracts purchases of Treasury bonds for an equivalent price of 98. At the same time, the Fund would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rise from 98 to
 103. In that case, the 5-point increase in the price that the Fund pays for the long-term bond would be offset by the 5-point gain realized by closing out the futures contract purchase.

      The Adviser could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fall to 10% or below, it is possible that the fund would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

      If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term bonds. The yield on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase.

      In each transaction, expenses would also be incurred.

II.  Index Futures Contracts.


      A stock or bond index assigns relative values to the stocks or bonds included in the index and the index fluctuates with changes in the market values of the stocks or bonds included. Some stock index futures contracts are based on broad market indexes, such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indexes, such as the Standard & Poor's 100 or indexes based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract. With regard to the International Equity Fund, the Adviser and Sub-Adviser anticipate engaging in transactions, from time to time, in foreign stock index futures such as the ALL-ORDS (Australia), CAC-40 (France), TOPIX (Japan) and the FTSE-100 (United Kingdom).

      The Growth and Income Fund, the Equity Index and International Equity Funds will sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. The Funds may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, these Funds may purchase index futures contracts in anticipation of purchases of securities, with respect to the Equity Index Fund and International Equity Fund, to maintain cash reserves while simulating full investment in stocks underlying the S&P 500 Index (in the case of the Equity Index Fund) and the portion of the GDP EAFE Index within which the International Equity Fund invests (in the case of the International Equity Fund) and to keep substantially all of its assets exposed to market. In a substantial majority of these transactions, the Funds will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

      In addition, the funds may utilize index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that a Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. The Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the portfolio will decline prior to the time of sale.

      The following are examples of transactions in stock index futures (net of commissions and premiums, if any).

               ANTICIPATORY PURCHASE HEDGE:  Buy the Future Hedge
                  Objective:  Protect Against Increasing Price

               Portfolio                        Futures


                             -Day Hedge is Placed-

       Anticipate Buying $62,500     Buying 1 Index Futures at 125

            Equity Portfolio       Value of Futures=$62,500/Contract

                             -Day Hedge is Lifted-

       Buy Equity Portfolio with      Sell 1 Index Futures at 130
         Actual Cost = $65,000    Value of Futures = $65,000/Contract

  Increase in Purchase Price = $2,500   Gain on Futures = $2,500

                  HEDGING A STOCK PORTFOLIO:  Sell the Future
                  Hedge Objective:  Protect Against Declining
                             Value of the Portfolio

Factors:

Value of Stock Portfolio = $1,000,000
Value of Futures Contract = 125 x $500 = $62,500
Portfolio Beta Relative to the Index = 1.0

               Portfolio                        Futures


                             -Day Hedge is Placed-

     Anticipate Selling $1,000,000    Sell 16 Index Futures at 125
            Equity Portfolio         Value of Futures = $1,000,000

                             -Day Hedge is Lifted-

         Equity Portfolio - Own       Buy 16 Index Futures at 120
      Stock with Value = $960,000     Value of Futures = $960,000
   Loss in Portfolio Value = $40,000   Gain on Futures = $40,000


If however, the market moved in the opposite direction, that is, market value decreased and the Fund had entered into an anticipatory purchase hedge, or market value increased and the fund had hedged its stock portfolio, the results of the Fund's transactions in stock index futures would be as set forth below.

               Portfolio                        Futures


                             -Day Hedge is Placed-

       Anticipate Buying $62,500     Buying 1 Index Futures at 125

            Equity Portfolio       Value of Futures=$62,500/Contract


               Portfolio                        Futures

                             -Day Hedge is Lifted-

       Buy Equity Portfolio with      Sell 1 Index Futures at 120
         Actual Cost - $60,000    Value of Futures = $60,000/Contract
  Decrease in Purchase Price = $2,500   Loss on Futures = $2,500


                  HEDGING A STOCK PORTFOLIO:  Sell the Future
                  Hedge Objective:  Protect Against Declining
                             Value of the Portfolio

Factors:

Value of Stock Portfolio = $1,000,000
Value of Futures Contract = 125 x $500 = $62,500
Portfolio Beta Relative to the Index = 1.0

               Portfolio                        Futures


                             -Day Hedge is Placed-

     Anticipate Selling $1,000,000    Sell 16 Index Futures at 125
            Equity Portfolio         Value of Futures = $1,000,000

                             -Day Hedge is Lifted-

         Equity Portfolio - Own       Buy 16 Index Futures at 130
     Stock with Value = $1,040,000   Value of Futures = $1,040,000
   Loss in Portfolio Value = $40,000   Gain on Futures = $40,000

III. Margin Payments.

      Unlike when a Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, in accordance with the terms of the exchange on which such futures contract is traded, the fund may be required to deposit with the broker or in a segregated account with the Fund's custodian an amount of cash or cash equivalents, the value of which may vary but is generally equal to 10% or less of the value of the contract. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying security or index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking to the market. For example, when a Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Adviser and the Sub-Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

IV.  Risks of Transactions in Futures Contracts.

      There are several risks in connection with the use of futures by a Fund as a hedging devise. One risk arises because of the imperfect correlation between movements in the price of the future and movements in the price of the securities which are the subject of the hedge. The price of the future may move more than or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, the Fund involved will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the future, or if otherwise deemed to be appropriate by the Adviser. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Adviser. It is also possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held by the Fund may decline. If this occurred, the Fund would lose money on the future and also experience a decline in value in its portfolio securities. With regard to the International Equity Fund, there is presently no index futures contract that is based on the GDP EAFE Index and there is an imperfect correlation between the securities represented by the various international stock index futures available to the Fund and the GDP EAFE Index.

      Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

      In instances involving the purchase of futures contracts by a Fund, an amount of cash and cash equivalents, equal to the market value of the futures contracts, will be deposited in a segregated account with the Fund's custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

      In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser and Sub-Adviser may still not result in a successful hedging transaction over a short time frame.

      Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract and thus provide an offset on a futures contract.

      Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions.

      Successful use of futures by a Fund is also subject to the Adviser's ability to predict correctly movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

V.   Options on Futures Contracts.

      A Fund may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

      Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). Although permitted by their fundamental investment policies, the Funds do not currently intend to write futures options, and will not do so in the future absent any necessary regulatory approvals.

VI.  Accounting and Tax Treatment.

      Accounting for futures contracts and options will be in accordance with generally accepted accounting principles.

      Generally, futures contracts held by a Fund at the close of the Fund's taxable year will be treated for federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as "mark-to-market." Forty percent of any gain or loss resulting from such constructive sale will be treated as short-term capital gain or loss and 60% of such gain or loss will be treated as long-term capital gain or loss without regard to the length of time the Fund holds the futures contract ("the 40%-60% rule"). The amount of any capital gain or loss actually realized by a Fund in a subsequent sale or other disposition of those futures contracts will be adjusted to reflect any capital gain or loss taken into account by the Fund in a prior year as a result of the constructive sale of the contracts. With respect to futures contracts to sell, which will be regarded as parts of a "mixed straddle" because their values fluctuate inversely to the values of specific securities held by the Fund, losses as to such contracts to sell will be subject to certain loss deferral rules which limit the amount of loss currently deductible on either part of the straddle to the amount thereof which exceeds the unrecognized gain (if any) with respect to the other part of the straddle, and to certain wash sales regulations. Under short sales rules, which will also be applicable, the holding period of the securities forming part of the straddle will (if they have not been held for the long-term holding period) be deemed not to begin prior to termination of the straddle. With respect to certain futures contracts, deductions for interest and carrying charges will not be allowed. Notwithstanding the rules described above, with respect to futures contracts to sell which are properly identified as such, a Fund may make an election which will exempt (in whole or in part) those identified futures contracts from being treated for federal income tax purposes as sold on the last business day of the Fund's taxable year, but gains and losses will be subject to such short sales, wash sales, loss deferral rules and the requirement to capitalize interest and carrying charges. Under temporary regulations, a Fund would be allowed (in lieu of the foregoing) to elect to either (1) to offset gains or losses from portions which are part of a mixed straddle by separately identifying each mixed straddle to which such treatment applies, or (2) to establish a mixed straddle account for which gains and losses would be recognized and offset on a periodic basis during the taxable year. Under either election, the 40%-60% rule will apply to the net gain or loss attributable to the futures contracts, but in the case of a mixed straddle account election, not more than 50% of any net gain may be treated as long-term and no more than 40% of any net loss may be treated as short-term. Options on futures contracts generally receive federal tax treatment similar to that described above.

      Special rules govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option or similar financial instrument. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and nonequity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the mark-to-market rules unless an election is made to have such currency rules apply.
 With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. The Fund may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the Fund and which are not part of a straddle. In accordance with Treasury regulations, certain transactions subject to the special currency rules that are part of a "Section 988 hedging transactions" (as defined in the Code and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. "Section 988 hedging transactions" are not subject to the mark-to-market or loss deferral rules under the Code. It is possible that some of the non-U.S. dollar denominated investments that Growth and Income Fund, and International Equity Fund may make will be subject to the special currency rules described above. Gain or loss attributable to the foreign currency component of transactions engaged in by a Fund which are not subject to the special currency rules (such as foreign equity investment other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction.

      Qualification as a regulated investment company under the Code requires that each Fund satisfy certain requirements with respect to the source of its income during a taxable year. At least 90% of the gross income of each Fund must be derived from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to the Fund's business of investing in such stock, securities or currencies. The Treasury Department may by regulation exclude from qualifying income foreign currency gains which are not directly related to a Fund's principal business of investment in stock or securities, or options and futures with respect to stock or securities. Any income derived by a Fund from a partnership or trust is treated for this purpose as derived with respect to the Fund's business of investment in stock, securities or currencies only to the extent that such income is attributable to items of income which would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.

      An additional requirement for qualification as a regulated investment company under the Code is that less than 30% of a Fund's gross income must be derived from gains realized on the sale or other disposition of the following investments held for less than three months: (1) stock and securities (as defined in section 2(a)(36) of the 1940 Act); (2) options, futures and forward contracts other than those on foreign currencies; and (3) foreign currencies (and options, futures and forward contracts on foreign currencies) that are not directly related to a Fund's principal business of investment in stock and securities (and options and futures with respect to stock and securities).
 With respect to futures contracts and other financial instruments subject to the marking-to-market rules, the Internal Revenue Service has ruled in private letter rulings that a gain realized from such a futures contract or financial instrument will be treated as being derived from a security held for three months or more (regardless of the actual period for which the contract or instrument is held) if the gain arises as a result of a constructive sale under the marking-to-market rules, and will be treated as being derived from a security held for less than three months only if the contract or instrument is terminated (or transferred) during the taxable year (other than by reason of mark-to-market) and less than three months have elapsed between the date the contract or instrument is acquired and the termination date. In determining whether the 30% test is met for a taxable year, increases and decreases in the value of each Fund's futures contracts and other investments that qualify as part of a "designated hedge," as defined in the Code, may be netted.

-------------------------------------------------------------------------------

                            PORTICO FUNDS, INC.
            (Money Market Fund, U.S. Treasury Money Market Fund,
      U.S. Government Money Market Fund, Tax-Exempt Money Market Fund
                    and Institutional Money Market Fund)
                                 Form N-1A
                           Cross Reference Sheet
                    -----------------------------------

Part B
Item No.                                                   Heading
--------                                                   -------

10.       Cover Page.................................      Cover Page

11.       Table of Contents..........................      Table of Contents

12.       General Information and History............      Inapplicable

13.       Investment Objectives and Policies.........      Investment
                                                           Objectives and
                                                           Policies

14.       Management of the Fund.....................      Management of the
                                                           Company

15.       Control Persons and Principal Holders
          of Securities. . . . . . . . . . . . . . .       Management of the
                                                           Company;
                                                           Miscellaneous

16.       Investment Advisory and Other Services ....      Management of the
                                                           the Company;
                                                           Custodian, Transfer
                                                           Agent and
                                                           Accounting
                                                           Services Agent;
                                                           Expenses

17.       Brokerage Allocation and Other Practices...      Management of the
                                                           Company

18.       Capital Stock and Other Securities.........      Description of
                                                           Shares

19.      Purchase, Redemption and Pricing of Securities    Net Asset Value;
         Being Offered................................     Additional Purchase
                                                           and Redemption
                                                           Information

20.       Tax Status.................................      Additional
                                                           Information
                                                           Concerning Taxes



21.      Underwriters.................................    Management of the
                                                          Company
22.      Calculation of Performance Data..............    Additional
                                                          Information
                                                          on Yield

PART C

Information to be included in Part C is set forth under the appropriate item so numbered in Part C to this Registration Statement.

-------------------------------------------------------------------------------

                              PORTICO FUNDS, INC.
                      Statement of Additional Information
                           for the Money Market Fund
                        Institutional Money Market Fund
                        U.S. Treasury Money Market Fund
                       U.S. Government Money Market Fund
                          Tax-Exempt Money Market Fund

                               February 28, 1997


                               TABLE OF CONTENTS
                               -----------------
                                                           Page
                                                           ----

Portico Funds...........................................    2
Investment Objectives and Policies......................    2
Additional Information on Portfolio
Instruments.............................................   11
Net Asset Value.........................................   13
Additional Purchase and Redemption Information..........   14
Additional Information Regarding Shareowner Services
   for the U.S. Government Money Market, U.S. Treasury
   Money Market, Money Market and Tax-Exempt Money
   MarketFunds .........................................   17
Description of Shares...................................   17
Additional Information Concerning Taxes.................   19
Management of the Company...............................   22
Custodian, Transfer Agent, Disbursing Agent
   and Accounting Services Agent .......................   30
Expenses................................................   31
Independent Accountants.................................   31
Counsel.................................................   31
Additional Information on Yield.........................   32
Miscellaneous...........................................   33
Appendix................................................  A-1


This Statement of Additional Information is meant to be read in conjunction with the Portico Funds' Prospectuses dated February 28, 1997 for the Money Market Fund, Institutional Money Market Fund, U.S. Treasury Money Market Fund (formerly, U. S. Federal Money Market Fund), U.S. Government Money Market Fund and Tax-Exempt Money Market Fund (collectively referred to as the "Funds"), and is incorporated by reference in its entirety into those Prospectuses. Because this Statement of Additional Information is not itself a prospectus, no investment in shares of these Funds should be made solely upon the information contained herein. Copies of the Prospectuses for the Funds may be obtained by writing Portico Investor Services at 615 East Michigan Street, P.O. Box 3011, Milwaukee, Wisconsin 53201-3011 or by calling 1-800-982-8909 or 414-287-3710
(Milwaukee area). Capitalized terms used but not defined herein have the same meanings as in the Prospectuses.

SHARES OF THE FUNDS ARE NOT BANK DEPOSITS, AND ARE NEITHER ENDORSED BY, INSURED BY, GUARANTEED BY, OBLIGATIONS OF, NOR OTHERWISE SUPPORTED BY THE FDIC, THE FEDERAL RESERVE BOARD, FIRSTAR INVESTMENT RESEARCH & MANAGEMENT COMPANY, FIRSTAR TRUST COMPANY, FIRSTAR CORPORATION, ITS AFFILIATES OR ANY OTHER BANK, OR OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE PORTICO FUNDS INVOLVES INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                                 PORTICO FUNDS

Portico Funds, Inc. (the "Company") is a Wisconsin corporation which was incorporated on February 15, 1988 as a management investment company. The Company is authorized to issue separate classes of shares of Common Stock representing interests in separate investment portfolios. This Statement of Additional Information pertains to five diversified portfolios, the Money Market Fund, Institutional Money Market Fund, U.S. Treasury Money Market Fund, U.S. Government Money Market Fund and Tax-Exempt Money Market Fund. The Money Market Fund, Institutional Money Market Fund, U.S. Treasury Money Market Fund, U.S. Government Money Market Fund and Tax-Exempt Money Market Fund commenced operations on March 16, 1988, April 26, 1991, April 29, 1991, August 1, 1988 and June 27, 1988, respectively. The Company also offers other investment portfolios which are described in separate Prospectuses and Statements of Additional Information. For information concerning these other portfolios contact Portico Investor Services at 615 East Michigan Street, P.O. Box 3011, Milwaukee, Wisconsin 53201-3011 or by calling 1-800-982-8909 or 414-287-3710 (Milwaukee area).



                       INVESTMENT OBJECTIVES AND POLICIES

The investment objective of the Money Market Fund, the Institutional Money Market Fund and the U.S. Government Money Market Fund is to seek a high level of taxable current income consistent with liquidity, the preservation of capital and a stable net asset value; the investment objective of the U.S. Treasury Money Market Fund is to seek to provide a high level of current income exempt from state income taxes consistent with liquidity, the preservation of capital and a stable net asset value; and the investment objective of the Tax-Exempt Money Market Fund is to seek a high level of current income exempt from federal income taxes consistent with liquidity, the preservation of capital and a stable net asset value. There is no assurance, however, that the Funds' investment objectives will be attained. The following policies supplement the Funds' respective investment objectives and policies as set forth in their Prospectuses.



Portfolio Transactions
----------------------
Subject to the general supervision of the Board of Directors, the Adviser is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for each Fund.

Securities purchased and sold by each Fund are generally traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. With respect to over-the-counter transactions, the Adviser will normally deal directly with dealers who make a market in the instruments involved except in those circumstances where more favorable prices and execution are available elsewhere.

The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Funds will engage in this practice, however, only when the Adviser, in its sole discretion, believes such practice to be in the Funds' interests.

The Funds do not intend to seek profits from short-term trading. Because the Funds will invest only in short-term debt instruments, their annual portfolio turnover rates will be relatively high, but brokerage commissions are normally not paid on money market instruments, and portfolio turnover is not expected to have a material effect on the Funds' net investment income. For regulatory purposes, the Fund's annual portfolio turnover rates are expected to be zero.

The Advisory Agreement between the Company and the Adviser provides that, in executing portfolio transactions and selecting brokers or dealers, the Adviser will seek to obtain the best overall terms available. In assessing the best overall terms available for any transaction, the Adviser shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In addition, the Agreement authorizes the Adviser to cause the Funds to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Adviser to the Funds. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy.

Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Adviser and does not reduce the advisory fees payable to it by the Funds. The Directors will periodically review the commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

Portfolio securities will not be purchased from or sold to (and savings deposits will not be made in and repurchase and reverse repurchase agreements will not be entered into with) the Adviser, the Distributor or an affiliated person of either of them (as such term is defined in the 1940 Act) acting as principal. In addition, the Funds will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Distributor or the Adviser, or an affiliated person of either of them, is a member, except to the extent permitted by the Securities and Exchange Commission.

Investment decisions for the Funds are made independently from those for other investment companies and accounts advised or managed by the Adviser. Such other investment companies and accounts may also invest in the same securities as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other investment companies or accounts in executing transactions.

Additional Information on Portico Instruments
---------------------------------------------
RATINGS. Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. The Board of Directors or the Adviser, pursuant to guidelines adopted by the Board, will in accordance with Rule 2a-7 under the 1940 Act consider such an event in determining whether the Fund involved should continue to hold the security. In addition, it is possible that unregistered securities purchased by a Fund in reliance upon Rule 144A under the Securities Act of 1933 could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a period, uninterested in purchasing these securities.
VARIABLE AND FLOATING RATE INSTRUMENTS. With respect to the variable and floating rate instruments that may be acquired by the Money Market, Tax-Exempt Money Market and Institutional Money Market Funds as described in their Prospectuses, the Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature, will monitor their financial status to meet payment on demand. In determining average weighted portfolio maturity, an instrument will usually be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the time the Fund involved can recover payment of principal as specified in the instrument. Variable U.S. Government obligations held by a Fund, however, will be deemed to have maturities equal to the period remaining until the next interest rate adjustment.

The variable and floating rate demand instruments that the Tax-Exempt Money Market Fund may purchase include participations in Municipal Obligations purchased from and owned by financial institutions, primarily banks. Participation interests provide the Fund with a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the participation interest from the institution upon a specified number of days' notice, not to exceed thirty days. Each participation interest is backed by an irrevocable letter of credit or guarantee of a bank that the Adviser has determined meets the prescribed quality standards for the Fund. The bank typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.

U.S. GOVERNMENT OBLIGATIONS. Examples of the types of U.S. Government obligations that may be acquired by the Funds include U.S. Treasury bonds, notes and bills and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Maritime Administration, and Resolution Trust Corp.

STRIPPED U.S. GOVERNMENT OBLIGATIONS AND GOVERNMENT-BACKED TRUSTS. The Money Market Fund, U.S. Government Money Market Fund and Institutional Money Market Fund may acquire U.S. Government obligations and their unmatured interest coupons which have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. Government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs")
and Certificate of Accrual on Treasury Securities ("CATs").   The stripped
coupons are sold separately from the underlying principal, which is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Purchasers of stripped securities acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury Department sells itself. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of the U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities, such as the Funds, most likely will be deemed the beneficial holders of the underlying U.S. Government obligations for federal tax and security purposes. The SEC staff believes that participations in CATs and TIGRs and other similar trusts are not U.S. Government securities.

The Treasury Department has also facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, a Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

The Money Market Fund, U.S. Government Money Market Fund and Institutional Money Market Fund may also invest in certificates issued by Government-backed trusts. Such certificates represent an undivided fractional interest in the respective Government-backed trust's assets. The assets of each Government-backed trust consists of (i) a promissory note issued by a foreign government (the "Note"),
(ii) a guaranty by the U.S. Government, acting through the Defense Security Assistance Agency of the Department of Defense, of the due and punctual payment of 90% of all principal and interest due on such Note and (iii) a beneficial interest in a government securities trust holding U.S. Treasury bills, notes and other direct obligations of the U.S. Treasury sufficient to provide the Trust with funds in an amount equal to at least 10% of all principal and interest payments due on the Note. No more than 35% of the value of a Fund's total assets will be invested in stripped securities not purchased through the Federal Reserve's STRIPS program and Government-backed trusts.

INVESTMENT COMPANIES. Each Fund currently intends to limit its investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund or by the Company as a whole. REPURCHASE AGREEMENTS. Each Fund (except the Tax-Exempt Money Market Fund) may agree to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). During the term of the agreement, the Adviser will continue to monitor the creditworthiness of the seller and will require the seller to maintain the value of the securities subject to the agreement at not less than 102% of the repurchase price. Default or bankruptcy of the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying securities. The securities held subject to a repurchase agreement may have stated maturities exceeding thirteen months, provided the repurchase agreement itself matures in less than one year.

The repurchase price under the repurchase agreements described in the Prospectuses generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by the Funds' custodian (or sub-custodian) or in the Federal Reserve/Treasury book-entry system or other authorized securities depository. Repurchase agreements are considered to be loans under the 1940 Act.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. At the time a Fund enters into a reverse repurchase agreement (an agreement under which a Fund sells portfolio securities and agrees to repurchase them at an agreed-upon date and price), it will place in a segregated custodial account U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest), and will subsequently monitor the account to insure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price of the securities it is obligated to repurchase. SECURITIES LENDING. To increase return on portfolio securities, the Funds may lend their portfolio securities to broker/dealers and other institutional investors pursuant to agreements requiring that the loans be secured by collateral equal in value to at least the market value of the securities loaned. Collateral for such loans may include cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank which meets the investment standards of the Fund or any combination thereof. Such loans will not be made, if, as a result, the aggregate of all outstanding loans of the Fund exceeds 30% of the value of its total assets. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and when, in the Adviser's judgment, the income to be earned from the loan justifies the attendant risks. When a Fund lends its securities, it continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the investment of the cash collateral which will be invested in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur.

Securities lending arrangements with broker/dealers require that the loans be secured by collateral equal in value to at least the market value of the securities loaned. During the term of such arrangements, a Fund will maintain such value by the daily marking-to-market of the collateral.


Other Investment Considerations - Tax-Exempt Money Market Fund.
--------------------------------------------------------------
MUNICIPAL OBLIGATIONS which may be acquired by the Tax-Exempt Money Market Fund include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities.

The two principal classifications of Municipal Obligations which may be held by the Tax-Exempt Money Market Fund are General Obligation securities and Revenue securities. The Fund may also acquire Moral Obligation securities.

There are, of course, variations in the quality of Municipal Obligations both within a particular classification and between classifications, and the yields on Municipal Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of NRSROs represent their opinions as to the quality of Municipal Obligations. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Municipal Obligations with the same maturity, interest rate and rating may have different yields while Municipal Obligations of the same maturity and interest rate with different ratings may have the same yield.

The payment of principal and interest on most securities purchased by the Tax-Exempt Money Market Fund will depend upon the ability of the issuers to meet their obligations. An issuer's obligations under its Municipal Obligations are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its Municipal Obligations may be materially adversely affected by litigation or other conditions.

Certain of the Municipal Obligations held by the Tax-Exempt Money Market Fund may be insured at the time of issuance as to the timely payment of principal and interest. The insurance policies will usually be obtained by the issuer of the Municipal Obligation at the time of its original issuance. In the event that the issuer defaults on interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors. The Tax-Exempt Money Market Fund may, from time to time, invest more than 25% of its assets in Municipal Obligations covered by insurance policies.

Municipal Obligations acquired by the Tax-Exempt Money Market Fund may include short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, the Fund may invest in bonds and other types of tax-exempt instruments provided they have remaining maturities of thirteen months or less at the time of purchase.

Certain types of Municipal Obligations (private activity bonds) have been or are issued to obtain funds to provide privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued on behalf of privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Obligations. For example, under the Tax Reform Act of 1986, interest on certain private activity bonds must be included in an investor's alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income. The Company cannot, of course, predict what legislation, if any, may be proposed in the future as regards the income tax status of interest on Municipal Obligations, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of Municipal Obligations for investment by the Tax-Exempt Money Market Fund and the liquidity and value of the Fund's portfolio. In such an event, the Company would reevaluate the Fund's investment objective and policies and consider possible changes in its structure or possible dissolution.

WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS. When the Tax-Exempt Money Market Fund agrees to purchase securities on a when-issued or forward commitment basis, the custodian will set aside cash or liquid high-grade debt securities equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitments. It may be expected that the market value of the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because the Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and ability to manage its portfolio might be affected in the event its forward commitments and commitments to purchase when-issued securities ever exceeded 25% of the value of its assets.

The Tax-Exempt Money Market Fund will purchase securities on a when-issued or forward commitment basis only with the intention of completing the transaction and actually purchasing the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss.

When the Tax-Exempt Money Market Fund engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the market value of the Tax-Exempt Money Market Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

STAND-BY COMMITMENTS. The Tax-Exempt Money Market Fund may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, a dealer or bank agrees to purchase at the Fund's option specified Municipal Obligations at a specified price. Stand-by commitments may be exercisable by the Fund at any time before the maturity of the underlying Municipal Obligations and may be sold, transferred or assigned only with the instruments involved.

The amount payable to the Fund upon its exercise of a stand-by commitment is normally (i) the Fund's acquisition cost of the Municipal Obligations (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. A "stand-by commitment" may be sold, transferred or assigned by the Fund only with the instrument involved.

The Fund expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). Where the Fund has paid any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized loss for the period during which the commitment was held by the Fund and will be reflected in realized gain or loss when the commitment is exercised or expires. The total amount paid in either manner for outstanding stand-by commitments held by the Fund will not exceed 1/2 of 1% of the value of its total assets calculated immediately after each stand-by commitment is acquired.

The Fund intends to enter into stand-by commitments only with dealers, banks and broker-dealers which, in the Adviser's opinion, present minimal credit risks. The Fund's reliances upon the credit of those dealers, banks and broker/dealers is secured by the value of the underlying Municipal Obligations that are subject to a commitment.

The Fund would acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a stand-by commitment will not affect the valuation or assumed maturity of the underlying Municipal Obligations which will continue to be valued in accordance with the ordinary method of valuation employed by the Fund. Stand-by commitments acquired by the Fund would be valued at zero in determining net asset value where the Fund paid any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period in which the commitment was held by the Fund.

During the current fiscal year, the Adviser expects that not more than 5% of the net assets of the Tax-Exempt Money Market Fund will be invested at any time in a particular class of taxable obligations described in the Fund's prospectus.


                ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS

Additional Investment Limitations
---------------------------------
Each Fund is subject to the investment limitations enumerated in this subsection which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund's outstanding shares (as defined under "Miscellaneous" below).

No Fund may:

1. Make loans, except that the Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities in an amount not exceeding 30% of its total assets.

2. Purchase securities of companies for the purpose of exercising control.

3. Purchase or sell real estate, except that each Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

4. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act.

5. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except insofar as a Fund might be deemed to be an underwriter upon the disposition of portfolio securities acquired within the limitation on purchases of restricted securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

6. Write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities, indices of securities, futures contracts and options on futures contracts.

7. Borrow money or issue senior securities, except that each Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of a Fund's total assets at the time of such borrowing. No Fund will purchase securities while its borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with a Fund's investment practices described in this Statement of Additional Information or in its Prospectus are not deemed to be pledged for purposes of this limitation.

8. Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to a Fund's transactions in futures contracts and related options, and (b) a Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

9. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that each Fund may, to the extent appropriate to its investment objective, purchase publicly traded securities of companies engaging in whole or in part in such activities and may enter into futures contracts and related options.

In addition, as summarized in the Prospectuses, no Fund may:

10. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government securities")) if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund or Portico Funds, Inc. (the "Company"), except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security shall not be deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets. In accordance with current SEC regulations, the Money Market Fund and Institutional Money Market Fund intend (as a matter of nonfundamental policy) to limit investments in the securities of any single issuer (other than U.S. Government securities) to not more than 5% of the Fund's total assets, provided that the Fund may invest up to 25% of its total assets in the securities of any one issuer for a period of up to three business days.

11. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided that, (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions; (ii) instruments issued by domestic branches of U.S. banks; and (iii) repurchase agreements secured by the instruments described in clauses (i) and (ii); (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

Although the foregoing investment limitations would permit the Funds to invest in options, futures contracts and options on future contracts, the Funds, during the current fiscal year, do not intend to trade in such instruments. Prior to making any such investments, the Funds would notify their shareowners and add appropriate descriptions concerning the instruments to their Prospectuses and this Statement of Additional Information.

                                NET ASSET VALUE

The net asset value per share of each Fund described in this Statement of Additional Information is calculated separately by adding the value of all portfolio securities and other assets belonging to the particular Fund, subtracting the liabilities charged to the Fund, and dividing the result by the number of outstanding shares of that Fund. Assets belonging to a Fund consist of the consideration received upon the issuance of shares of the particular Fund together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Company not belonging to a particular investment portfolio. Assets belonging to a particular Fund are charged with the direct liabilities of that Fund and with a share of the general liabilities of the Company which are normally allocated in proportion to the relative net asset values of all of the Company's investment portfolios at the time of allocation. Subject to the provisions of the Articles of Incorporation, determinations by the Board of Directors as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to a particular Fund are conclusive.

The Company uses the amortized cost method of valuation to value each Fund's portfolio securities, pursuant to which an instrument is valued at its cost initially and thereafter a constant amortization to maturity of any discount or premium is assumed, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. The market value of portfolio securities held by a Fund can be expected to vary inversely with changes in prevailing interest rates.

Each Fund attempts to maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per share. In this regard, except for securities subject to repurchase agreements, each Fund will neither purchase a security deemed to have a remaining maturity of more than thirteen months within the meaning of the 1940 Act nor maintain a dollar-weighted average maturity which exceeds 90 days. The Board of Directors has also established procedures that are intended to stabilize the net asset value per share of each Fund for purposes of sales and redemptions at $1.00. These procedures include the determination, at such intervals as the Directors deem appropriate, of the extent, if any, to which the net asset value per share of each Fund calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds one-half of one percent, the Board will promptly consider what action, if any, should be initiated. If the Board believes that the extent of any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, it has agreed to take such steps as it considers appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the average portfolio maturity; withholding or reducing dividends; redeeming shares in kind; reducing the number of outstanding shares without monetary consideration; or utilizing a net asset value per share determined by using available market quotations.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of each Fund described in this Statement of Additional Information are sold without a sales charge imposed by the Company, although Shareowner Organizations or Institutions may be paid by the Company for advertising, distribution, or shareowner services. Depending on the terms of the particular account, Shareowner Organizations or Institutions also may charge their customers fees for automatic investment, redemption and other services provided. Such fees may include, for example, account maintenance fees, compensating balance requirements or fees based upon account transactions, assets or income. Shareowner Organizations or Institutions are responsible for providing information concerning these services and any charges to any customer who must authorize the purchase of Fund shares prior to such purchase.

Investors redeeming shares by check generally will be subject to the same rules and regulations that the transfer agent applies to checking accounts, although the election of this privilege creates only a shareowner-transfer agent relationship with the transfer agent. Because dividends on each Fund accrue daily, checks may not be used to close an account, as a small balance is likely to result.

Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the Exchange is restricted by applicable rules and regulations of the Securities and Exchange Commission ("SEC"); (b) the Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. (The Funds may also suspend or postpone the recording of the transfer of their shares upon the occurrence of any of the foregoing conditions.)

The Company's Articles of Incorporation permit a Fund to redeem an account involuntarily, upon sixty days' notice, if redemptions cause the account's net asset value to remain at less than $1000.

In addition to the situations described in the Funds' Prospectuses under "Redemption of Shares" and in the Statement of Additional Information under "Net Asset Value," the Company may redeem shares involuntarily to reimburse the Funds for any loss sustained by reason of the failure of a shareowner to make full payment for shares purchased by the shareowner or to collect any charge relating to a transaction effected for the benefit of a shareowner which is applicable to Fund shares as provided in the Prospectuses from time to time.

Exchange Privilege (Not Available for Shares of the Institutional Money Market
Fund). By use of the exchange privilege, shareowners of the Money Market Fund, U.S. Treasury Money Market Fund, U.S. Government Money Market Fund and Tax-Exempt Money Market Fund authorize the transfer agent to act on telephonic or written exchange instructions from any person representing himself to be the shareowner or in some cases, the shareowner's registered representative of record, and believed by the transfer agent to be genuine. The transfer agent's records of such instructions are binding. The exchange privilege may be modified or terminated at any time upon notice to shareowners.

Exchange transactions involving shares of the Money Market Fund, U.S. Treasury Money Market Fund, U.S. Government Money Market Fund or Tax-Exempt Money Market Fund and described in paragraphs A, B and C below will be made on the basis of the relative net asset values per share of the funds involved in the transactions.

   A. Retail Shares of any Equity or Bond Fund purchased with a sales charge may be exchanged without a sales charge for Retail Shares of any other Equity or Bond Fund offered by the Company with a sales charge.

   B. Shares of any Equity or Bond Fund offered by the Company acquired by a previous exchange transaction involving Retail Shares on which a sales charge has directly or indirectly been paid (e.g., shares purchased with a sales charge or issued in connection with an exchange involving shares that had been purchased with a sales charge) as well as additional Shares acquired through reinvestment of dividends or distributions on such Shares may be exchanged without a sales charge for Retail Shares of any other Fund offered by the Company with a sales charge. To accomplish an exchange under the provisions of this paragraph, investors must notify the transfer agent of their prior ownership of Retail Shares and their account number.

   C. Shares of any Fund offered by the Company (including shares of each money market Fund offered by the Company except the Institutional Money Market
   Fund) may be exchanged without a sales charge for Shares of any other Fund of the Company that is offered without a sales charge (including shares of each Money Market Fund offered by the Company except the Institutional Money Market Fund).

Except as stated above, a sales charge will be imposed when Shares of a Fund that were purchased or otherwise acquired without a sales charge (including shares of each money market Fund offered by the Company except the Institutional Money Market Fund) are redeemed and the proceeds are used to purchase Retail Shares of another Fund of the Company with a sales charge.

Shares in a Fund from which the shareowner is withdrawing an investment will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the new Fund into which the shareowner is investing will be purchased at the net asset value per share next determined (plus any applicable sales charge) after acceptance of the request by the Company in accordance with the Company's customary policies for accepting investments. Exchanges of Shares will be available only in states where they may legally be made.

For federal income tax purposes, share exchanges are treated as sales on which the shareowner may realize a gain or loss, depending upon whether the value of the shares to be given up in exchange is more or less than the basis in such shares at the time of the exchange. Investors exercising the exchange privilege should request and review the Prospectus for the shares to be acquired in the exchange prior to making an exchange.


Special Procedures for In-Kind Payments
---------------------------------------

Payment for shares of a Fund may, in the discretion of the Fund, be made in the form of securities that are permissible investments for the Fund as described in its Prospectus. For further information about this form of payment, contact Portico Investor Services at 414-287-3710. In connection with an in-kind securities payment, a Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund; that the Fund receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Fund; that adequate information be provided to the Fund concerning the basis and other tax matters relating to the securities; and that the amount of the purchase be at least $1,000,000.


  ADDITIONAL INFORMATION REGARDING SHAREOWNER SERVICES FOR THE U.S. GOVERNMENT MONEY MARKET, U.S. TREASURY MONEY MARKET, MONEY MARKET AND TAX-EXEMPT MONEY
                                  MARKET FUNDS


Periodic Investment Plan
------------------------
The Funds offer a Periodic Investment Plan whereby a shareowner may automatically make purchases of shares of a Fund on a regular, monthly basis ($50 minimum per transaction). Under the Periodic Investment Plan, a shareowner's designated bank or other financial institution debits a preauthorized amount on the shareowner's account each month and applies the amount to the purchase of Fund shares. The Periodic Investment Plan must be implemented with a financial institution that is a member of the Automated Clearing House. No service fee is currently charged by a Fund for participation in the Periodic Investment Plan. A $20 fee will be imposed by the transfer agent if sufficient funds are not available in the shareowner's account or the shareowner's account has been closed at the time of the automatic transaction.

ConvertiFund/R Transactions
--------------------------
The Funds permit shareowners to effect ConvertiFund/R transactions, an automated method by which a shareowner may invest proceeds from one account to another account of the Portico family of funds. Such proceeds include dividend distributions, capital gain distributions and systematic withdrawals.
ConvertiFund/R   transactions may be used to invest funds from a regular account to another regular account, from a qualified plan account to another qualified plan account, or from a qualified plan account to a regular account.
Investments in the non-money market funds will be subject to the applicable sales charges.

Systematic Withdrawal Plan
--------------------------
The Funds offer shareowners a Systematic Withdrawal Plan, which allows a shareowner who owns shares of a Fund worth at least $15,000 at current net asset value at the time the shareowner initiates the Systematic Withdrawal Plan to designate that a fixed sum ($50 minimum per transaction) be distributed to the shareowner or as otherwise directed at regular intervals.


                             DESCRIPTION OF SHARES

The Company's Articles of Incorporation authorize the Board of Directors to issue up to 150 billion full and fractional shares of common stock, $.0001 par value per share that shall be divided into thirty classes (each a designated "class" or "fund"). Each class is further divided into two series, Institutional Series and Series A/Retail Series (each, a "Series") and, with respect to the Funds, consists of shares set forth next to its name in the table below:

Class-Series of      Fund in Which Stock           Number of Authorized Shares
Common Stock         Represents Interest              in Each Initial Series
---------------      -------------------           ---------------------------
1-Institutional      Money Market                           5 billion
1-A                                                         5 billion

2-Institutional      Tax-Exempt Money Market                5 billion
2-A                                                         5 billion

3-Institutional      U.S. Government Money Market           5 billion
3-A                                                         5 billion

4-Institutional      Institutional Money Market             5 billion
4-A                                                         5 billion

5-Institutional      U.S. Treasury Money Market             5 billion
5-A                                                         5 billion


Currently, only Series A Shares of the Money Market Funds have been offered by the Company. The Board of Directors has also authorized the issuance of Classes 6 through 17 common stock representing interests in twelve other separate investment portfolios which are described in separate prospectuses and Statement of Additional Information. The remaining authorized shares have been classified by the Board into thirteen additional classes representing interest in other potential future investment portfolios of the Company. The Directors may similarly classify or reclassify any particular class of shares into one or more additional series.

In the event of a liquidation or dissolution of the Company or an individual Fund, shareowners of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund, and a proportionate distribution, based upon the relative assets of the Company's respective investment portfolios, of any general assets not belonging to any particular portfolio which are available for distribution. Subject to the allocation of certain costs, expenses, charges and reserves attributable to the operation of a particular series, shareowners of a Fund are entitled to participate equally in the net distributable assets of the particular Fund involved on liquidation, based on the number of shares of the Fund that are held by each shareowner.

Shareowners of the Funds, as well as those of any other investment portfolio offered by the Company, will vote together in the aggregate and not separately on a Fund-by-Fund basis, except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareowners of a particular class or a particular series within a class. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by the matter. A portfolio is affected by a matter unless it is clear that the interests of each portfolio in the matter are substantially identical or that the matter does not affect any interest of the portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by a majority of the outstanding shares of such portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Directors may be effectively acted upon by shareowners of the Company voting together in the aggregate without regard to particular portfolios.

When issued for payment as described in the Funds' Prospectuses and this Statement of Additional Information, shares of the Funds will be fully paid and non-assessable by the Company, except as provided in Section 180.0622(2)(b) of the Wisconsin Business Corporation Law, as amended, which in general provides for personal liability on the part of a corporation's shareowners for unpaid wages of employees. The Company does not intend to have any employees and, to that extent, the foregoing statute will be inapplicable to holders of Fund shares and will not have a material effect on the Company.

The Articles of Incorporation authorize the Board of Directors, without shareowner approval (unless otherwise required by applicable law), to: (a) sell and convey the assets belonging to a series of shares to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such series to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert the assets belonging to a series of shares into money and, in connection therewith, to cause all outstanding shares of such series to be redeemed at their net asset value; or (c) combine the assets belonging to a series of shares with the assets belonging to one or more other series of shares if the Board of Directors reasonably determines that such combination will not have a material adverse effect on the shareowners of any series participating in such combination and, in connection therewith, to cause all outstanding shares of any such series to be redeemed or converted into shares of another series of shares at their net asset value.

                    ADDITIONAL INFORMATION CONCERNING TAXES

The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareowners that are not described in the Funds' Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareowners, and the discussion here and in the Prospectuses is not intended as a substitute for careful tax planning. Investors are advised to consult their tax advisers with specific reference to their own tax situations.

Tax-Exempt Money Market Fund
----------------------------
As described above and in its Prospectus, the Tax-Exempt Money Market Fund is designed to provide investors with current tax-exempt interest income. This Fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Fund may not be suitable for tax-exempt institutions, or for retirement plans qualified under
Section 401 of the Internal Revenue Code of 1986 (the "Code"), H.R. 10 plans and individual retirement accounts since such plans and accounts are generally tax-exempt and, therefore, not only would not gain any additional benefit from the Fund's dividends being tax-exempt, but such dividends would be ultimately taxable to the beneficiaries when distributed to them. In addition, the Fund may not be an appropriate investment for entities which are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, who occupies more than 5% of the usable area of such facilities or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S Corporation and its shareowners.

The percentage of total dividends paid by the Tax-Exempt Money Market Fund with respect to any taxable year which qualifies as federal exempt-interest dividends will be the same for all shareowners receiving dividends for such year. In order for this Fund to pay exempt-interest dividends during any taxable year, at the close of each taxable quarter at least 50% of the aggregate value of the Fund's portfolio must consist of tax-exempt obligations. In addition, the Fund must distribute an amount that is at least equal to the sum of 90% of the net tax-exempt interest income and 90% of the investment company taxable income earned by the Fund for the taxable year. Within 60 days of the close of its taxable year, the Fund will notify shareowners of the portion of the dividends paid by the Fund which constitutes an exempt-interest dividend with respect to such taxable year. However, the aggregate amount of dividends so designated cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code.

Interest on indebtedness incurred by a shareowner to purchase or carry shares of the Tax-Exempt Money Market Fund generally is not deductible for federal income tax purposes if the Fund distributes exempt-interest dividends during the shareowner's taxable year. If a shareowner holds shares of the Tax-Exempt Money Market Fund for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends received with respect to the shares. The Treasury Department, however, is authorized to issue regulations reducing the six-month holding requirement to a period of not less than the greater of 31 days or the period between regular distributions for investment companies that regularly distribute at least 90% of their net tax-exempt interest. No such regulations had been issued as of the date of this Statement of Additional Information.

All Funds
---------
Investment company taxable income earned by the Money Market Fund, the Institutional Money Market Fund, the U.S. Treasury Money Market Fund, the U.S. Government Money Market Fund or the Tax-Exempt Money Market Fund will be distributed by the Funds to their shareowners, and will be taxable to shareowners as ordinary income whether paid in cash or additional shares. In general, investment company taxable income will be a Fund's taxable income, subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year.

Similarly, while the Funds do not expect to realize long-term capital gains, any net realized long-term capital gains will be distributed at least annually. The Funds will generally have no tax liability with respect to such gains and the distributions (whether paid in cash or additional shares) will be taxable to shareowners as long-term capital gains, regardless of how long a shareowner has held Fund shares. Such distributions will be designated as a capital gain dividend in a written notice mailed by the Company to shareowners after the close of the Company's taxable year.

A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Funds intend to make sufficient distributions or deemed distributions of their ordinary taxable income and any capital gain net income with respect to each calendar year to avoid liability for this excise tax.

Each Fund is treated as a separate tax entity under the Code. Although each Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes, depending upon the extent of the Company's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Funds may be subject to the tax laws of such states or localities. In addition, in those states and localities which have income tax laws, the treatment of the Funds and their shareowners under such laws may differ from their treatment under federal income tax laws.

If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareowners). In such event, dividend distributions (including amounts derived from interest on Municipal Obligations) would be taxable as ordinary income to shareowners to the extent of the Fund's current and accumulated earnings and profits and would be eligible for the dividends received deduction in the case of corporate shareowners.

The foregoing discussion is based on federal tax laws and regulations which are in effect on the date of this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action.


                           MANAGEMENT OF THE COMPANY

Directors and Officers
----------------------
The Directors and officers of the Company, their addresses, age, principal occupations during the past five years and other affiliations are as follows:


                                                            Principal
                             Position with          Occupations During Past 5
Name, Address and Age        the Company          Years and Other Affiliations
---------------------        -------------        ----------------------------

James M. Wade*               Chairman,            Vice President and Chief
2802 Wind Bluff Circle       President and        Financial Officer, Johnson
Wilmington, NC  28409        Treasurer            Controls, Inc. (a controls
Age:  53                                          manufacturing company),
                                                  January 1987 - May 1991.

Glen R. Bomberger            Director             Executive Vice President,
One Park Plaza                                    Chief Financial Officer and
11270 West Park Place                             Director, A.O. Smith
Milwaukee, WI  53224-3690                         Corporation (a diversified
Age:  59                                          manufacturing company) since
                                                  January 1987; Director of
                                                  companies affiliated with
                                                  A.O. Smith Corporation;
                                                  Chief Financial Officer,
                                                  Director and Vice President,
                                                  Smith Investment Company;
                                                  Officer and Director of
                                                  companies affiliated with
                                                  Smith Investment Company.

Jerry G. Remmel              Director             Vice President, Treasurer
16650A Lake Circle                                and Chief Financial Officer
Brookfield, WI  53005                             of Wisconsin Energy
Age:  65                                          Corporation 1994-1996;
                                                  Treasurer of Wisconsin
                                                  Electric Power Company 1973-
                                                  1996; Director, Wisconsin
                                                  Electric Power Company 1989-
                                                  1996; Senior Vice President,
                                                  Wisconsin Electric Power
                                                  Company 1988-1994; Chief
                                                  Financial Officer, Wisconsin
                                                  Electric Power Company 1983-
                                                  1996; Vice President and
                                                  Treasurer, Wisconsin
                                                  Electric Power Company, 1983
                                                  - 1989.

Richard K. Riederer          Director             President, Chief Executive
400 Three Springs Drive                           Officer, and Chief Operating
Weirton, WV  26062-4989                           Officer of Weirton Steel
Age:  52                                          since 1995; Executive Vice
                                                  President and Chief
                                                  Financial Officer, Weirton
                                                  Steel, January 1994-1995;
                                                  Vice President of Finance
                                                  and Chief Financial Officer,
                                                  Weirton Steel, January 1989-
                                                  1994; Member Board of
                                                  Directors of American Iron
                                                  and Steel Institute since
                                                  1995; Member Board of
                                                  Directors, National
                                                  Association of Manufacturers
                                                  since 1995.

Charles R. Roy*              Director             Vice President - Finance,
14245 Heatherwood Court                           Chief Financial Officer and
Elm Grove, WI  53122                              Secretary, Rexnord
Age:  66                                          Corporation (an equipment
                                                  manufacturing company),
                                                  since 1988 - 1992; Vice
                                                  President - Finance and
                                                  Administration, Rexnord,
                                                  Inc., 1982 - 1992; Officer
                                                  and Director of several
                                                  Rexnord subsidiaries until
                                                  1992.

Mary Ellen Stanek            Vice President       President and Chief
777 East Wisconsin Avenue                         Operating Officer FIRMCO
Suite 800                                         since 1994, Director since
Milwaukee, WI  53202                              1992 and Director of Fixed
Age:  40                                          Income series since 1990.

W. Bruce McConnel, III       Secretary            Partner of the law firm of
Philadelphia National Bank                        Drinker Biddle & Reath.
1345 Chestnut Street
Philadelphia, PA  19107
Age:  53


* Messrs. Wade and Roy are considered by the Company to be "interested directors" of the Company as defined in the 1940 Act.


          The following chart provides certain information about the Director fees for the year ended October 31, 1996 of the Company's Directors.

                                                                   TOTAL
                                     PENSION OR                 COMPENSATION
                                     RETIREMENT     ESTIMATED   FROM COMPANY
                       AGGREGATE      BENEFITS       ANNUAL       AND FUND
                     COMPENSATION    ACCRUED AS     BENEFITS     COMPLEX *
      NAME OF          FROM THE     PART OF FUND      UPON        PAID TO
  PERSON/POSITION       COMPANY       EXPENSES     RETIREMENT    DIRECTORS
  ---------------    ------------   ------------   ----------    -----------
   James M. Wade
     President,
   Treasurer and
  Chairman of the       $15,000          $0            $0         $15,000
       Board

 Glen R. Bomberger
     Director             12,000+        $0            $0           12,000

  Jerry G. Remmel
      Director           12,000          $0            $0           12,000

Richard K. Riederer
     Director             12,000         $0            $0           12,000

  Charles R. Roy
     Director             12,000         $0            $0           12,000

*The "Fund Complex" includes only the Company.

+Includes $12,000 which Mr. Bomberger elected to defer under the Company's deferred compensation plan.


Each Director receives an annual fee of $7,000, a $1,000 per meeting attendance fee and reimbursement of expenses incurred as a Director. The Chairman of the Board is entitled to receive an additional $3,000 per annum for services in such capacity. For the fiscal year ended October 31, 1996, the Directors and Officers received aggregate fees of $63,000. Ms. Stanek receives no fees from the Company for her services as Vice President, although FIRMCO, of which she is President, receives fees from the Company for advisory services. Drinker Biddle & Reath, of which Mr. McConnel is a partner, receives legal fees as counsel to the Company. As of the date of this Statement of Additional Information, the Directors and Officers of the Company, as a group, owned less than 1% of the outstanding shares of each Fund.



Advisory Services
-----------------
FIRMCO became the investment adviser to the Funds as of February 3, 1992. Prior thereto, investment advisory services were provided by Firstar Trust Company, an affiliate of the Adviser. Firstar Trust Company has guaranteed all obligations incurred by FIRMCO in connection with its Investment Advisory Agreement with the Funds. In its Investment Advisory Agreement, the Adviser has agreed to pay all expenses incurred by it in connection with its advisory activities, other than the cost of securities and other investments, including brokerage commissions and other transaction charges, if any, purchased or sold for the Funds.

The Adviser may voluntarily waive additional advisory fees otherwise payable by the Funds. The Adviser is entitled to 4/10ths of the gross income earned by each Fund on each loan of its securities, excluding capital gains or losses, if any. Pursuant to current policy of the Securities and Exchange Commission, the Funds do not intend to receive separate compensation for securities lending activity.

For the services provided and expenses assumed by the Adviser under its investment advisory agreements for the fiscal years ended October 31, 1996, 1995, and 1994, the Adviser earned and waived advisory fees as follows:

           Advisory Fees Earned (Advisory Fees Waived)
           -------------------------------------------

                            1996           1995          1994
Money Market Fund          $702,547      $422,104      $319,171
                        (266,408)       (365,955)     (384,249)

U.S. Treasury Money        228,672       199,277       102,634
Market Fund               (84,582)       (97,487)     (130,917)

U.S. Government Money      886,823       730,168       524,889
Market Fund               (74,691)      (136,091)     (442,933)

Tax-Exempt Money           307,395       232,548       171,919
Market Fund               (88,415)      (118,037)      (214,967)

Institutional Money       2,207,362     1,670,220      722,865
Market Fund              (1,670,748)   (1,882,153)   (2,610,542)


Under its Investment Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the performance of such Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from its reckless disregard of its duties and obligations under the Agreement.

Banking laws and regulations, including the Glass-Steagall Act as presently interpreted by the Board of Governors of the Federal Reserve System, presently
(a) prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities, but (b) do not prohibit such a bank holding company or affiliate or banks generally from acting as investment adviser, transfer agent or custodian to such an investment company or from purchasing shares of such a company as agent and upon order of a customer.

In 1971, the United States Supreme Court held IN INVESTMENT COMPANY INSTITUTE VS. CAMP that the Glass-Steagall Act prohibits a national bank from operating a fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act"), or any non-bank affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but did not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent and custodian to such an investment. company. In 1981, the United States Supreme Court held in BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM VS. INVESTMENT COMPANY INSTITUTE that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies. FIRMCO and Firstar Trust Company are subject to such banking laws and regulations.

The Adviser and Firstar Trust Company believe that they may perform the services for the Funds contemplated by their respective agreements with the Company without violation of the Glass-Steagall Act or other applicable banking laws or regulations. These companies further believe that, if the question were properly presented, a court should hold that these companies may each perform such activities without violation of the Glass-Steagall Act or other applicable banking laws or regulations. It should be noted, however, there have been no cases deciding whether banks and their affiliates may perform services comparable to those performed by these companies, and future changes in either federal or state statutes and regulations relating to permissible activities of banks or trust companies and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent such companies from continuing to perform such services for the Funds. If the companies were prohibited from continuing to perform advisory, accounting, shareowner servicing and custody services for the Funds, it is expected that the Board of Directors would recommend that the Funds enter into new agreements or would consider the possible termination of the Funds.

Shares of the Funds are not bank deposits, are not insured by the FDIC or any other governmental agency, are not endorsed, insured or guaranteed by Firstar Trust Company or FIRMCO and are not obligations of or otherwise supported by Firstar Trust Company or FIRMCO.


Administration and Distribution Services
----------------------------------------
Firstar Trust Company ("Firstar") became a Co-Administrator to the Funds on September 1, 1994, and B. C. Ziegler and Company ("Ziegler") became a Co-Administrator to the Funds on January 1, 1995. Under the Co-Administration Agreement, the following administrative services will be provided jointly by the Co-Administrators: assist in maintaining office facilities, furnish clerical services, stationery and office supplies; monitor the Company's arrangements with respect to services provided by Shareowner Organizations; and generally assist in the Funds' operations. The following administrative services will be provided by Ziegler: review and comment upon the registration statement and amendments thereto prepared by Firstar or counsel to the Company, as requested by Firstar; review and comment upon sales literature and advertising relating to the Company, as requested by Firstar; assist in the preparation of the marketing budget; periodically review blue sky registration and sales reports for the Funds; attend meetings of the Board of Directors, as requested by the Board of Directors of the Funds; and such other services as may be requested in writing and expressly agreed to by Ziegler. The following administrative services will be provided by Firstar: compile data for and prepare with respect to the Funds timely Notices to the Securities and Exchange Commission required pursuant to rule 24f-2 under the 1940 Act and Semi-Annual Reports on Form N-SAR; coordinate execution and filing by the Company of all federal and state tax returns and required tax filings other than those required to be made by the Company's custodian and transfer agent; prepare compliance filings and blue sky registrations pursuant to state securities laws with the advice of the Company's counsel; assist to the extent requested by the Company with the Company's preparation of annual and semi-annual reports to Fund shareowners and registration statements for the Funds; monitor each Fund's expense accruals and cause all appropriate expenses to be paid on proper authorization from each Fund; monitor each Fund's status as a regulated investment company under Subchapter M of the Code; maintain each Fund's fidelity bond as required by the 1940 Act; and monitor compliance with the policies and limitations of each Fund as set forth in the prospectuses, statements of additional information, by-laws and articles of incorporation.

Each of the Co-Administrators have agreed to pay all expenses incurred by it in connection with its administrative activities. Under the Co-Administration Agreement, the Co-Administrators are not liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of the Co-Administration Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Co-Administrators in the performance of their respective duties or from their reckless disregard of their duties and obligations under the Agreement.

The Distributor also provides distribution services for each Fund as described in the Funds' Prospectuses pursuant to a Distribution Agreement with the Funds under which the Distributor, as agent, sells shares of each Fund on a continuous basis. The Distributor has agreed to use its best efforts to solicit orders for the sale of shares, although it is not obliged to sell any particular amount of shares. The Distributor causes expenses to be paid for the cost of printing and distributing prospectuses to persons who are not shareowners of the Funds (excluding preparation and printing expenses necessary for the continued registration of the Funds' shares) and of printing and distributing all sales literature. For the fiscal year ended October 31, 1994, Sunstone Financial Group, Inc. ("Sunstone"), Portico Funds' former Distributor and Co-Administrator, received no fees for its distribution services. For the fiscal years ended October 31, 1996 and 1995, Ziegler received no fees for its distribution services. For the fiscal years ended October 31, 1996, 1995, and 1994, the following administrative fees were earned and waived:


           Administration Fees Earned (Administration Fees Waived)
           -------------------------------------------------------

                            1996             1995                 1994
Money Market Fund     $73,082 (148,206) $72,183 (119,354)   $90,485 (81,639)

U.S. Treasury Money     29,446 (42,094)   27,263 (44,793)   29,836 (27,368)
Market Fund

U. S. Government Money 84,282 (135,306)  77,856 (130,337)  132,045 (105,050)
Market Fund

Tax-Exempt Money        37,207 (53,187)   31,469 (51,566)   56,785 (37,943)
Market Fund

Institutional Money   205,168 (680,504) 215,820 (647,783)  221,920 (593,834)
Market Fund

SHAREOWNER ORGANIZATIONS (Money Market, U.S. Government Money Market, U.S. Treasury Money Market and Tax-Exempt Money Market Funds).

As stated in the Funds' Prospectus, the Funds intend to enter into agreements from time to time with Shareowner Organizations providing for support and/or distribution services to customers of the Shareowner Organizations who are the beneficial owners of Fund shares. Under the agreements, the Funds may pay Shareowner Organizations up to 0.25% (on an annualized basis) of the average daily net asset value of the shares beneficially owned by their customers. Services provided by Shareowner Organizations under their agreements may include: (i) processing dividend and distribution payments from a Fund; (ii) providing information periodically to customers showing their share positions;
(iii) arranging for bank wires; (iv) responding to customer inquiries; (v) providing sub-accounting with respect to shares beneficially owned by customers or the information necessary for sub-accounting; (vi) forwarding shareowner communications; (vii) assisting in processing share purchase, exchange and redemption requests from customers; (viii) assisting customers in changing dividend options, account designations and addresses; and (ix) other similar services requested by the Funds. In addition, under the Distribution and Service Plan, Shareowner Organizations may provide assistance (such as the forwarding of sales literature and advertising to their customers) in connection with the distribution of Fund shares.

The Funds' arrangements with Shareowner Organizations under the agreements are governed by two Plans (a Service Plan and a Distribution and Service Plan), which have been adopted by the Board of Directors. Because the Distribution and Service Plan contemplates the provision of services related to the distribution of Fund shares (in addition to support services), that Plan has been adopted in accordance with Rule 12b-1 under the 1940 Act. In accordance with the Plans, the Board of Directors reviews, at least quarterly, a written report of the amounts expended in connection with the Funds' arrangements with Shareowner Organizations and the purposes for which the expenditures were made. In addition, the Funds' arrangements with Shareowner Organizations must be approved annually by a majority of the Directors, including a majority of the Directors who are not "interested persons" of the Funds as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements (the "Disinterested Directors").

The Funds believe that there is a reasonable likelihood that their arrangements with Shareowner Organizations have benefited each Fund and its shareowners as a way of allowing Shareowners Organizations to participate with the Funds in the provision of support and distribution services to customers of the Shareowner Organizations who own Fund shares. Any material amendment to the arrangements with Shareowner Organizations under the agreements must be approved by a majority of the Board of Directors (including a majority of the Disinterested Directors), and any amendment to increase materially the costs under the Distribution and Service Plan with respect to a Fund must be approved by the holders of a majority of the outstanding shares of the Fund involved. So long as the Distribution and Service Plan is in effect, the selection and nomination of the members of the Board of Directors who are not "interested persons" (as defined in the 1940 Act) of the Funds will be committed to the discretion of such disinterested Directors.

The Funds paid fees to Shareowner Organizations, none of which were affiliated with the Adviser, pursuant to the Distribution and Service Plan for the fiscal years ended October 31, 1996, 1995, and 1994 as follows:

                              Fees Earned by Non-Affiliated
                                Shareowner Organizations
                              ----------------------------

                             1996        1995        1994
oney Market Fund           $45,429     $35,574      $19,423

 .S. Government Money         501         365          573
arket Fund

ax-Exempt Money              140         260          222
arket Fund

nstitutional Money            0           0            0
arket Fund

 .S. Treasury Money            0           46           0
arket Fund

The Funds paid fees to Shareowner Organizations, all of which were affiliated with the Adviser, pursuant to the Service Plan for the fiscal years ended October 31, 1996, 1995, and1994 as follows:

                         Fees Earned by Affiliated Shareowner
                                   Organizations
                             -------------------------

                             1996        1995        1994

Money Market Fund            $0        $9,663      $61,480

U.S. Government               0        48,913      367,140
Money Market Fund

Tax-Exempt Money              0        16,271      110,489
Market Fund

Institutional Money           0       293,262    1,324,778
Market Fund

U. S. Treasury Money          0        12,934      50,187
Market Fund

As of January 1, 1995, the Institutional Money Market Fund no longer pays Shareowner Organization fees under the Service Plan.


   CUSTODIAN, TRANSFER AGENT, DISBURSING AGENT AND ACCOUNTING SERVICES AGENT

Firstar Trust Company serves as custodian of the Funds' assets pursuant to a Custody Agreement. Under the Custody Agreement, Firstar Trust Company has agreed to (i) maintain a separate account in the name of each Fund, (ii) make receipts and disbursements of money on behalf of each Fund, (iii) collect and receive all income and other payments and distributions on account of each Fund's portfolio investments, (iv) respond to correspondence from shareowners, security brokers and others relating to its duties and (v) make periodic reports to the Company concerning each Fund's operations. Firstar Trust Company may, at its own expense, open and maintain a custody account or accounts on behalf of each Fund with other banks or trust companies, provided that Firstar Trust Company shall remain liable for the performance of all of its duties under the Custody Agreement notwithstanding any delegation. For its services as custodian, Firstar Trust Company is entitled to receive a fee, payable monthly, based on the following annual rate of $0.20 per $1,000 of the market value of Portico's first $2 billion of the aggregate market value of assets, plus $0.15 per $1,000 of the market value of Portico's next $2 billion of the aggregate market value of assets, and $0.10 per $1,000 of the aggregate market value of Portico's assets in excess of $4 billion. In addition, Firstar Trust Company, as custodian, is entitled to certain charges for securities transactions and reimbursement for expenses.

Firstar Trust Company also serves as transfer agent and dividend disbursing agent for each Fund under a Shareowner Servicing Agent Agreement. As transfer and dividend disbursing agent, Firstar Trust Company has agreed to (i) issue and redeem shares of the Funds, (ii) make dividend and other distributions to shareowners of the Funds, (iii) respond to correspondence by Fund shareowners and others relating to its duties, (iv) maintain shareowner accounts, and (v) make periodic reports to the Funds. For its transfer agency and dividend disbursing services, Firstar Trust Company is entitled to receive a fee at the following rates: $20 per shareowner account with an annual minimum of $12,000 per portfolio, plus certain other transaction charges and reimbursement for expenses.

In addition, the Funds have entered into a Fund Accounting Servicing Agreement with Firstar Trust Company pursuant to which Firstar Trust Company has agreed to maintain the financial accounts and records of the Funds in compliance with the 1940 Act and to provide other accounting services to the Funds. For its accounting services, Firstar Trust Company is entitled to receive fees, payable monthly, at the annual rate of $25,000 on the first $40 million of each Fund's assets and 1/100th of 1% on the next $200 million of such assets, plus 5/1,000th of 1% on the assets in excess of $240 million plus out-of-pocket expenses, including pricing expenses. The annual fee for the Institutional Money Market Fund is capped at $55,000.


                                    EXPENSES

Operating expenses of the Funds include taxes, interest, fees and expenses of Directors and officers, Securities and Exchange Commission fees, state securities qualification fees, advisory fees, administrative fees, Shareowner Organization fees, charges of the custodian and transfer agent, dividend disbursing agent and accounting services agent, certain insurance premiums, auditing and legal expenses, costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareowners, membership fees in the Investment Company Institute, costs of shareowner reports and meetings and any extraordinary expenses. The Funds also pay any brokerage fees. commissions and other transaction charges (if any) incurred in connection with the purchase and sale of portfolio securities.


                            INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP, independent accountants, 100 E. Wisconsin Avenue, Suite 1500, Milwaukee, Wisconsin 53202, serve as auditors for the Company. The financial statements and related report of Price Waterhouse LLP contained in the respective Fund's Annual Report for the fiscal year ended October 31, 1996 are incorporated herein by reference. No other part of a Fund's Annual Report is incorporated herein by reference. Such financial statements have been incorporated herein in reliance on the report of Price Waterhouse LLP, independent accountants, given as authority of said firm as experts in auditing and accounting.

                                    COUNSEL

Drinker Biddle & Reath (of which Mr. McConnel, Secretary of the Company, is a partner), Philadelphia National Bank Building, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107, serve as counsel to the Company and will pass upon the legality of the shares offered by each Fund's Prospectus.


                        ADDITIONAL INFORMATION ON YIELD

The "yield" and "effective yield" of each Fund described in their Prospectuses are calculated according to formulas prescribed by the Securities and Exchange Commission. The standardized seven-day yield for each Fund is computed separately by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account in the particular Fund involved having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7). The net change in the value of an account in a Fund includes the value of additional shares purchased with dividends from the original share, and dividends declared on both the original share and any such additional shares and all fees, other than nonrecurring account sales charges, that are charged to all shareowner accounts in proportion to the length of the base period and the Fund's average account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation. The effective annualized yield for each Fund is computed by compounding a particular Fund's unannualized base period return (calculated as above) by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result. The fees which may be imposed by financial intermediaries directly on their customers for cash management services are not reflected in the Company's calculations of yields for the Funds.

In addition, the Tax-Exempt Money Market Fund may advertise its standardized "tax-equivalent yield," which is computed by: (a) dividing the portion of the Fund's yield (as calculated above) that is exempt from federal income tax by one minus a stated federal income tax rate; and (b) adding the figure resulting from
(a) above to that portion, if any, of the Fund's yield that is not exempt from federal income tax.

The current yield for each of the Funds may be obtained by calling Portico Investor Services at 1-800-228-1024. For the seven-day period ended October 31, 1996, the annualized yields of the Money Market Fund, Institutional Money Market Fund, U.S. Treasury Money Market Fund, U.S. Government Money Market Fund and Tax-Exempt Money Market Fund were 4.94%, 5.16%, 4.62%, 4.80% and 3.07%, respectively. Without fees waived by the Adviser and Co-Administrators during such period, the annualized yields of such Funds would have been 4.72%, 4.85%, 4.41%, 4.68% and 2.89%, respectively. For the seven-day period ended October 31, 1996, the effective yields of the Money Market Fund, Institutional Money Market Fund, U.S. Treasury Money Market Fund, U.S. Government Money Market Fund and Tax-Exempt Money Market Fund were 5.06%, 5.29%, 4.73%, 4.92% and 3.12%, respectively. Without fees waived by the Adviser and Co-Administrators during such period, the effective yields of such Funds would have been 4.84%, 4.98%, 4.52%, 4.80% and 2.94%, respectively. For the seven-day period ended October 31, 1996, the tax-equivalent yield of the Tax-Exempt Money Market Fund was 4.45% (assuming a federal income tax rate of 31%). Without fees waived by the Adviser and Co-Administrators during such period, the tax-equivalent yield of such Fund would have been 4.19%.

                                 MISCELLANEOUS

As used in this Statement of Additional Information and in the Funds' Prospectuses, a "majority of the outstanding shares" of a Fund or portfolio means, with respect to the approval of an investment advisory agreement or change in a fundamental investment policy, the lesser of (1) 67% of the shares of the particular Fund or portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of such Fund or portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of such Fund or portfolio.

As of January 31, 1997, the Adviser and its affiliates held of record substantially all of the outstanding shares of each of the Company's investment portfolios as agent, custodian, trustee or investment adviser on behalf of their customers. At such date, Firstar Trust Company, P.O. Box 2054, Milwaukee, Wisconsin 53202, and its affiliated banks held as beneficial owner five percent or more of the outstanding shares of the following investment portfolios of the Company because they possessed sole voting or investment power with respect to such shares: Money Market Fund 4%; Institutional Money Market Fund 86%; U.S. Government Money Market Fund 67%; Tax-Exempt Money Market Fund 45%; U.S. Treasury Money Market Fund 50%; Growth and Income Fund 65%; Short-Term Bond Market Fund 69%; Special Growth Fund 72%; Bond IMMDEX/TM Fund 80%; Equity Index Fund 79%; Balanced Fund 79%; MidCore Growth Fund 86%; Intermediate Bond Market Fund 78%, Tax-Exempt Intermediate Bond Fund 67%, International Equity Fund 87%; and MicroCap Fund 84%. At such date, no other person was known by the Company to hold of record or beneficially 5% or more of the outstanding shares of any investment portfolio of the Company.



-------------------------------------------------------------------------------

                                   APPENDIX A

Commercial Paper Ratings

      A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The following summarizes the rating categories used by Standard and Poor's for commercial paper.

      "A-1" - Issue's degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted "A-1+."

      "A-2" - Issue's capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

      "A-3" - Issue has an adequate capacity for timely payment. It is however, somewhat more vulnerable to the adverse effects of changes and circumstances than an obligation carrying a higher designation.

      "B"- Issue has only a speculative capacity for timely payment.

      "C" - Issue has a doubtful capacity for payment.

      "D" - Issue is in payment default.


      Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody's for commercial paper:

      "Prime-1" - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

      "Prime-2" - Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

      "Prime-3" - Issuer or related supporting institutions have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

      "Not Prime" - Issuer does not fall within any of the Prime rating categories.

      The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D- 1," "D- 2" and "D- 3." Duff & Phelps employs three designations, "D- 1+," " D- 1" and "D- 1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

      "D-1+" - Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

      "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

      "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

      "D-2" - Debt possesses good certainty for timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

      "D-3" - Debt possesses satisfactory liquidity, and other protection factors qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

      "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

      "D-5" - Issuer failed to meet scheduled principal and/or interest payments.

      Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:

      "F-1+" - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

      "F-1" - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

      "F-2" - Securities possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

      "F-3" - Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

      "F-S" - Securities possess weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

      "D" - Securities are in actual or imminent payment default.

      Fitch may also use the symbol "LOC" with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.

      Thomson BankWatch short-term ratings assess the likelihood of an untimely payment of principal or interest of unsubordinated instruments having a maturity of one year or less which is issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the ratings used by Thomson BankWatch:

      "TBW-1" - This designation represents Thomson BankWatch's highest rating category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

      "TBW-2" - This designation indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

      "TBW-3" - This designation represents the lowest investment grade category and indicates that while the debt is more susceptible to adverse developments (both internal and external) than obligations with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

      "TBW-4" - This designation indicates that the debt is regarded as non-investment grade and therefore speculative.

      IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for short term debt ratings:

      "A1+" - Obligations which posses a particularly strong credit feature and are supported by the highest capacity for timely repayment.

      "A1" - Obligations are supported by the highest capacity for timely repayment.

      "A2" - Obligations are supported by a good capacity for timely repayment.

      "A3" - Obligations are supported by a satisfactory capacity for timely repayment.

      "B" - Obligation for which there is an uncertainty as to the capacity to ensure timely repayment.

      "C" - Obligations for which there is a high risk of default or which are currently in default.



Corporate and Municipal Long-Term Debt Ratings

      The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

      "AAA" - This designation represents the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

      "AA" - Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

      "A" - Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

      "BBB" - Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

      "BB," "B," "CCC," "CC," and "C" - Debt is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      "CI" - This rating is reserved for income bonds on which no interest is being paid.

      "D" - Debt is in payment default. This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. Rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.


      PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

      The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

      "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

      "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

      "Baa" - Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

      Con. (--) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes the probable credit stature upon completion of construction or elimination of basis of condition.

      (P) - When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The ratings may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

      Moody's applies numerical modifiers 1, 2 and 3 in each generic classification from "Aa" to "B" in its bond rating system. The modifier 1 indicates that the issuer ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issuer ranks at the lower end of its generic rating category.

      The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

      "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

      "AA" - Debt is considered of high quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

      "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

      "BBB" - Debt possesses below average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

      "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

      To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

      The following summarizes the highest four ratings used by Fitch for corporate and municipal bonds:

      "AAA" - bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

      "AA" - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debts of these issuers is generally rated "F-1+."

      "A" - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

      "BBB" - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

      "BB," "B," "CCC," "CC," "C," "DDD," "DD," and "D" - bonds that possess one of these ratings are considered by Fitch to be speculative investments. The ratings "BB" to "C" represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating "DDD" to "D" is an assessment of the ultimate recovery value through reorganization or liquidation.

      To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "C" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

      Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long-term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

      "AAA" - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is very high.

      "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

      "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

      "BBB" - This designation represents Thomson BankWatch's lowest investment grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

      "BB," "B," "CCC," and "CC" - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

      "D" - this designation indicates that the long-term debt is in default.

      PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

      IBCA assesses the investment quality of unsecured debt with an original maturity of more than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for long-term ratings:

      "AAA" - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.

      "AA" - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

      "A" - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

      "BBB" - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

      "BB," "B," "CCC," "CC," and "C" - Obligations are assigned one of these ratings where it is considered that speculative characteristics are present. "BB" represents the lowest degree of speculation and indicates a possibility of investment risk developing. "C" represents the highest degree of speculation and indicates that the obligations are currently in default.

      IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within major rating categories.

Municipal Note Ratings

      A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Rating Group for municipal notes:

      "SP-1" - The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.
      "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

      "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

      Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

      "MIG-1" / "VMIG-1" - Loans bearing this designation are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

      "MIG-2" / "VMIG-2" - Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

      "MIG-3" / "VMIG-3" - Loans bearing this designation are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

      "MIG-4" / "VMIG-4" - Loans bearing this designation are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

      "SG" - Loans bearing this designation are of speculative quality and lack margins of protection.

Duff & Phelps and Fitch use the short-term ratings described under commercial Paper Ratings for Municipal notes.

 ------------------------------------------------------------------------------



                       PORTICO FUNDS, INC.
                          MicroCap Fund

                            Form N-1A
                      Cross Reference Sheet
                 ________________________________


Part B
Item No.                                               Heading
--------                                               -------

10.  Cover Page.................................      Cover Page

11.  Table of Contents..........................      Table of
                                                      Contents

12.  General Information and History...........       Inapplicable

13.  Investment Objectives and Policies.........      Investment
                                                      Objectives
                                                      and Policies

14.  Management of the Fund.....................      Management of
                                                      the Company

15.  Control Persons and Principal Holders
     of Securities.............................       Management of
                                                      the Company;
                                                      Miscellaneous

16.  Investment Advisory and Other Services           Management of the
                                                      Company;
                                                      Custodian,
                                                      Transfer
                                                      Agent and
                                                      Accounting
                                                      Services Agent;
                                                      Expenses

17.  Brokerage Allocation and Other Practices...      Management of
                                                      the Company

18.  Capital Stock and Other Securities               Description of
                                                      Shares


19. Purchase, Redemption and Pricing of Securities    Net Asset
    Being Offered                                     Value;
                                                      Additional
                                                      Purchase and
                                                      Redemption
                                                      Information

20.  Tax Status.................................      Additional
                                                      Information
                                                      Concerning
                                                      Taxes

21. Underwriters.................................    Management of
                                                     the Company

22. Calculation of Performance Data..............    Additional
                                                     Information
                                                     on
                                                     Performance

PART C

Information to be included in Part C is set forth under the appropriate item so numbered in Part C to this Registration Statement.

-------------------------------------------------------------------------------


                                PORTICO FUNDS, INC.
                        Statement of Additional Information
                                      for the
                                   MicroCap Fund

                                 February 28, 1997


                                 TABLE OF CONTENTS
                                 -----------------
                                                                  Page
                                                                  ----

   Portico Funds ......................................              2
   Investment Objective and Policies ..................              2
   Net Asset Value ....................................             14
   Additional Purchase and Redemption Information .....             14
   Description of Shares ..............................             18
   Additional Information Concerning Taxes ............             20
   Management of the Company ..........................             21
   Custodian, Transfer Agent, Disbursing Agent and
     Accounting Services Agent ........................             28
   Expenses............................................             29
   Independent Accountants ............................             29
   Counsel ............................................             29
   Additional Information on Performance  .............             30
   Miscellaneous ......................................             31
   Appendix A .........................................            A-1

               This Statement of Additional Information is meant to be read in conjunction with the Portico Fund Prospectus dated February 28, 1997, for the Retail and Institutional Shares of the MicroCap Fund (the "Fund") and is incorporated by reference in its entirety into the Prospectus. Because this Statement of Additional Information is not itself a prospectus, no investment in shares of this Fund should be made solely upon the information contained herein. Copies of the Prospectus for the Fund may be obtained by writing Portico Investor Services at 615 East Michigan Street, P.O. Box 3011, Milwaukee, Wisconsin 53201-3011, or by calling 1-800-982-8909 or 414-
   287-3710 (Milwaukee area). Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

   SHARES OF THE FUND ARE NOT BANK DEPOSITS, AND ARE NEITHER ENDORSED BY, INSURED BY, GUARANTEED BY, OBLIGATIONS OF, NOR OTHERWISE SUPPORTED BY THE FDIC, THE FEDERAL RESERVE BOARD, FIRSTAR INVESTMENT RESEARCH & MANAGEMENT COMPANY, FIRSTAR TRUST COMPANY, FIRSTAR CORPORATION, ITS AFFILIATES OR ANY OTHER BANK, OR OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE PORTICO FUNDS INVOLVES RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL.


                                 PORTICO FUNDS

          Portico Funds, Inc. (the "Company") is a Wisconsin corporation which was incorporated on February 15, 1988 as a management investment company. The Company is authorized to issue separate classes of shares of Common Stock representing interests in separate investment portfolios. Each class for the Funds is currently divided into two series, a retail and institutional series. This Statement of Additional Information pertains to Retail Series and Institutional Series Shares of the MicroCap Fund. The Company also offers other investment portfolios which are described in separate Prospectuses and Statements of Additional Information. For information concerning these other portfolios contact Portico Investor Services at 1-800-982-8909 or write to 615 East Michigan Street, P.O. Box 3011, Milwaukee, Wisconsin 53201-3011.

                       INVESTMENT OBJECTIVE AND POLICIES

          The investment objective of the MicroCap Fund is to seek capital appreciation through investment in securities of small sized companies. Small sized companies are generally defined as those companies with market capitalizations below the median market capitalization of the Russell 2000 Index, which is currently approximately $250 million, at the time of purchase. There is no assurance, however, that the Fund's investment objective will in fact be attained. The following policies supplement the Fund's investment objectives and policies as set forth in the Prospectus.

Portfolio Transactions
----------------------
          Subject to the general supervision of the Board of Directors, the Adviser is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Fund.

          The portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements which enable the Fund to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions, and the Fund may engage in short-term trading to achieve its investment objective.

          Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Unlike transactions on U.S. stock exchanges which involve the payment of negotiated brokerage commissions, transactions in foreign securities generally involve the payment of fixed brokerage commissions which are generally higher than those in the United States.

          Transactions in the over-the-counter market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Adviser will normally deal directly with dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere or as described below.

          The Fund may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Fund will engage in this practice, however, only when the Adviser in its sole discretion, believes such practice to be in the Fund's interests.

          For the fiscal periods August 1, 1995 through June 30, 1996 and July 1, 1996 through October 31, 1996, the MicroCap Fund paid brokerage commissions of $62,266 and $75,526, respectively. None of the brokerage commissions were paid to the affiliates of the Company, the Adviser or the Co-Administrator.

          The Advisory Agreement between the Company and the Adviser provides that, in executing portfolio transactions and selecting brokers or dealers, the Adviser will seek to obtain the best overall terms available. In assessing the best overall terms available for any transaction, the Adviser shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commissions, if any, both for the specific transaction and on a continuing basis. In addition, the Agreement authorizes the Adviser to cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Adviser to the Funds. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy.

          Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Adviser and does not reduce the advisory fees payable to it by the Fund. The Directors will periodically review the commissions paid by the Fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

          Portfolio securities will not be purchased from or sold to (and savings deposits will not be made in and repurchase and reverse repurchase agreements will not be entered into with) the Adviser and the Distributor or an affiliated person of any of them (as such term is defined in the 1940 Act) acting as principal. In addition, the Fund will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Distributor or its Adviser, or an affiliated person of any of them, is a member, except to the extent permitted by the Securities and Exchange Commission ("SEC").

          Investment decisions for the Fund are made independently from those for other investment companies and accounts advised or managed by its Adviser. Such other investment companies and accounts may also invest in the same securities as the Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other investment companies or accounts in executing transactions.

          As of October 31, 1996, the Company held securities of its regular brokers or dealers (as defined under the 1940 Act) or their parents as follows: the Short-Term Bond Market, Intermediate Bond Market, Bond IMMDEX/TM, and Balanced Funds held securities of Lehman Brothers totaling $7,053, $7,375, $13,615, and $1,647, respectively; the Intermediate Bond Market, Bond IMMDEX/TM, and Balanced Funds held securities of Goldman Sachs totaling $9,649, $4,825, and $1,447, respectively; the Institutional Money Market and Equity Index Funds held securities of Morgan Stanley totaling $38,808 and $357, respectively; and the Short-Term Bond Market, Intermediate Bond Market, Balanced, Growth and Income, and Equity Index Funds held securities of Merrill Lynch totaling $1,088, $131, $1,034, $6,827, and $555, respectively.

          SECURITIES LENDING. Although the Fund does not intend to during the current fiscal year, it may lend its portfolio securities with a value of up to 30% of its total assets to unaffiliated domestic broker/dealers and other institutional investors pursuant to agreements requiring that the loans be secured by collateral equal in value to at least the market value of the securities loaned in order to increase return on portfolio securities. Collateral for such loans may include cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank which meets the investment standards stated below under "Money Market Instruments," or any combination thereof. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and when, in the Adviser's judgment, the income to be earned from the loan justifies the attendant risks. When a Fund lends its securities, it continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the investment of the cash collateral which will be invested in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by the Fund if a material event affecting the investment is to occur.

          Securities lending arrangements with broker/dealers require that the loans be secured by collateral equal in value to at least the market value of the securities loaned. During the term of such arrangements, the Fund will maintain such value by the daily marking-to-market of the collateral.

          MONEY MARKET INSTRUMENTS. As described in the Prospectus, the Fund may invest from time to time in "money market instruments," a term that includes, among other things, bank obligations, commercial paper, variable amount master demand notes and corporate bonds with remaining maturities of thirteen months or less. However, investments in money market instruments under normal market conditions are expected to represent less than 10% of the Fund's net assets, but may increase to 30% during abnormal market conditions.

          Bank obligations include bankers' acceptances, negotiable certificates of deposit and nonnegotiable time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions. Although the Fund will invest in money market obligations of foreign banks or foreign branches of U.S. banks only where the Adviser determines the instrument to present minimal credit risks, such investments may nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions. All investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase, and investments by the Fund in the obligations of foreign banks and foreign branches of U.S. banks will not exceed 25% of the Fund's total assets at the time of purchase. The Fund may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its net assets.

          Investments by the Fund in commercial paper will consist of issues rated at the time A-1 and/or P-1 by Standard & Poor's, Moody's or similar rating by another nationally recognized rating agency. In addition, the Fund may acquire unrated commercial paper and corporate bonds that are determined by the Adviser at the time of purchase to be of comparable quality rated instruments that may be acquired by the Fund as previously described.

          The Fund may also purchase variable amount master demand notes which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Although the notes are not normally traded and there may be no secondary market in the notes, the Fund may demand payment of the principal of the instrument at any time. The notes are not typically rated by credit rating agencies, but issuers of variable amount master demand notes must satisfy the same criteria as set forth above for issuers of commercial paper. If an issuer of a variable amount master demand note defaulted on its payment obligation, the Fund might be unable to dispose of the note because of the absence of a secondary market and might, for this or other reasons, suffer a loss to the extent of the default. The Fund will invest in variable amount master demand notes only when the Adviser deems the investment to involve minimal credit risk.

          REPURCHASE AGREEMENTS. The Fund may agree to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). During the term of the agreement, the Adviser will continue to monitor the creditworthiness of the seller and will require the seller to maintain the value of the securities subject to the agreement at not less than 102% of the repurchase price. Default or bankruptcy of the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying securities. The securities held subject to a repurchase agreement may have stated maturities exceeding one year, provided the repurchase agreement itself matures in less than one year.

          The repurchase price under the repurchase agreements described in the Prospectus generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by the Fund's custodian or in the Federal Reserve/Treasury book-entry system or other authorized securities depository. Repurchase agreements are considered to be loans under the 1940 Act.

          INVESTMENT COMPANIES. The Fund currently intends to limit its investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund or by the Company as a whole.

          The Fund may invest from time to time in securities issued by other investment companies which invest in high-quality, short-term debt securities. Securities of other investment companies will be acquired by the Fund within the limits prescribed by the 1940 Act. As a shareowner of another investment company, the Fund would bear, along with other shareowners, its pro rata portion of the other investment company's expenses, including advisory fees and such fees and other expenses will be borne indirectly by the Fund's shareowners. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

          U.S. GOVERNMENT OBLIGATIONS. Examples of the types of U.S. Government obligations that may be acquired by the Fund include U.S. Treasury bonds, notes and bills and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Maritime Administration, and Resolution Trust Corp.

          BANK OBLIGATIONS. For purposes of the Fund's investment policies with respect to bank obligations, the assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches. The Fund's investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject the Fund to investment risks (similar to those discussed below under "American Depository Receipts") that are different in some respects from those of investments in obligations of U.S. domestic issuers. Such risks include future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest of such obligations. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping standards than those applicable to domestic branches of U.S. banks.

Other Investment Considerations
-------------------------------
          The MicroCap Fund maintains a long-term investment horizon with respect to investments in equity securities. However, when a company's growth in earnings and valuation results in price appreciation that reaches a level which meets the Fund's established return objective, the stock is normally sold. Holdings are also sold if there has been significant deterioration in the underlying fundamentals of the securities involved since their acquisition.
Sale proceeds are either re-invested in money market instruments or in other securities which meet the Fund's investment criteria.

          The increase or decrease of cash equivalents in a Fund is primarily the residual effect of the research process. The portion of a Fund invested in cash equivalents tends to rise when the pool of acceptable securities is limited and tends to fall when the Fund's valuation screening process identifies a large number of attractive securities. Short-term forecasts for the economy and financial markets are not an important determinant of the level of cash equivalents in the Fund. The Fund does not attempt to "time" the securities market.

          WHEN-ISSUED PURCHASES, DELAYED DELIVERY AND FORWARD COMMITMENTS. When the Fund agrees to purchase securities on a when-issued or delayed delivery basis or enter into a forward commitment to purchase securities, its custodian will set aside cash or liquid high grade debt securities equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund's commitments. It may be expected that the market value of the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because the Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and ability to manage its portfolio might be affected in the event its commitments ever exceeded 25% of the value of its assets. In the case of a forward commitment to sell portfolio securities, the Fund's custodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding. When-issued and forward commitment transactions involve the risk that the price obtained in a transaction (and therefore the value of a security) may be less favorable then the price (and therefore the value of a security) available in the market when the securities delivery takes place.

          The Fund will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a capital gain or loss.

          When the Fund engages in when-issued, delayed delivery and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

          The market value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the net asset value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund's assets. Fluctuations in the market value of the underlying securities are not reflected in the Fund's net asset value as long as the commitment remains in effect.


Other Portfolio Information
---------------------------

          OPTIONS TRADING. As stated in the Fund's Prospectus, the Fund may purchase put and call options. Option purchases by the Fund will not exceed 5% of its net assets. Such options may relate to particular securities or to various indices. This is a highly specialized activity which entails greater than ordinary investment risks. Regardless of how much the market price of the underlying security or index increases or decreases, the option buyer's risk is limited to the amount of the original investment for the purchase of the option. However, options may be more volatile than the underlying securities or indices, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

          A call option gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security or index at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A put option gives the purchaser the right to sell the underlying security or index at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security or index. Put and call options purchased by the Fund will be valued at the last sale price or, in the absence of such a price, at the mean between bid and asked prices.

          The Fund may also sell covered call options listed on a national securities exchange. Such options may relate to particular securities or to various indices. A call option on a security is covered if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or liquid securities in such amount as required are held in a segregated account by its custodian) upon conversion or exchange of other securities held by it. A call option on an index is covered if the Fund maintains with its custodian cash or cash equivalents equal to the contract value. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in cash or liquid securities in a segregated account with its custodian.

          The Fund's obligation under a covered call option written by it may be terminated prior to the expiration date of the option by the Fund's executing a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security or index, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new option containing different terms. The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered call option writer, unable to effect a closing purchase transaction, will not be able to sell an underlying security until the option expires or the underlying security is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline during such period. The Fund will write an option on a particular security only if the Adviser believes that a liquid secondary market will exist on an exchange for options of the same series which will permit the Fund to make a closing purchase transaction in order to close out its position.

          When the Fund writes a covered call option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities. The amount of the liability will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the liability related to such option will be eliminated. Any gain on a covered call option on a security may be offset by a decline in the market price of the underlying security during the option period. If a covered call option on a security is exercised, the Fund may deliver the underlying security held by it or purchase the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received, and the Fund will realize a gain or loss. Premiums from expired options written by the Fund and net gains from closing purchase transactions are treated as short-term capital gains for federal income tax purposes, and losses on closing purchase transactions are short-term capital losses.

          As noted previously, there are several risks associated with transactions in options on securities and indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and a transaction may be unsuccessful to some degree because of market behavior or unexpected events.

          FUTURES CONTRACTS AND RELATED OPTIONS. The Adviser may determine that it would be in the interest of the Fund to purchase or sell futures contracts, or options thereon, as a hedge against changes resulting from market conditions in the value of the securities held by the Fund, or of securities which it intends to purchase. For example, the Fund may enter into transactions involving an index futures contract, which is a bilateral agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value (which assigns relative values to the securities included in the index) at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made.

          The Fund intends to limit its transactions in futures contracts and related options so that not more than 5% of its net assets are at risk. In connection with a futures transaction, unless the transaction is covered in accordance with SEC positions, the Fund will maintain a segregated account with its custodian or sub-custodian consisting of cash or liquid high grade debt securities equal to the entire amount at risk (less margin deposits) on a continuous basis. For a more detailed description of futures contracts and related options, including a discussion of the limitations imposed by federal tax law, see Appendix A to the Statement of Additional Information.

          AMERICAN DEPOSITORY RECEIPTS ("ADRS"). The Fund may invest in sponsored ADRs, which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR prices are denominated in U.S. dollars; the underlying security may be denominated in a foreign currency. The underlying security may be subject to foreign government taxes which would reduce the yield on such securities. Investments in such securities also involve certain inherent risks, such as political or economic instability of the country of issue, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. Such securities may also be subject to greater fluctuations in price than securities of domestic corporations. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries.

          CONVERTIBLE SECURITIES. The Fund may hold convertible securities. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure and therefore generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

          As described in its Prospectus, the Fund may invest a portion of its assets in convertible securities that are rated below investment grade.

          WARRANTS. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. They have no voting rights, pay no dividends and have no rights with respect to the assets of the company issuing them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

          SHORT SALES. If the Fund engages in short sales, it need not segregate Fund assets if it "covers" the position. A position is "covered" if, at the time the Fund sells the security or thereafter, the Fund also owns that security or holds a call option on that security with a strike price no higher than the price at which the security was sold. For federal tax purposes, a short sale is considered consummated upon delivery of securities to close the short sale. The gains or losses realized by the Fund from short sale transactions normally will be characterized as capital gains or losses although short sales that are part of certain hedging transactions or straddles may receive different tax treatment. Special rules generally operate to prevent the use of short sales to convert short-term capital gain into long-term capital gain and long-term capital loss into short-term capital loss. As a result, these transactions may increase the amount of short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to its shareowners and may reduce the Fund's short-term capital loss available to reduce its ordinary income. The impact of the tax consequences of short sale transactions engaged in by the Fund on distributions to shareowners will be closely monitored.



Investment Limitations
----------------------

          The Fund is subject to the investment limitations enumerated in this subsection which may be changed only by a vote of the holders of a majority of the Fund's outstanding shares (as defined under "Miscellaneous" below).

     The Fund may not:

     1. Make loans, except that the Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities in an amount not exceeding 30% of its total assets.

     2. Purchase securities of companies for the purpose of exercising control.

     3. Purchase or sell real estate except that the Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

     4. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act.

     5. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except insofar as the Fund might be deemed to be an underwriter upon the disposition of portfolio securities acquired within the limitation on purchases of restricted securities and except to the extent that the purchase of securities directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

     6. Write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities, indices of securities, futures contracts and options on futures contracts.

     7. Purchase securities on margin, make short sales of securities or maintain a short position in an amount exceeding one-third of the Fund's net assets, except that (a) this investment limitation shall not apply to a Fund's transactions in futures contracts, related options, and short sales against the box, and (b) the Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

     8. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that the Fund may, to the extent appropriate to its investment objective, purchase publicly traded securities of companies engaging in whole or in part in such activities and may enter into futures contracts and related options.

In addition, as summarized in the Prospectus, the Fund may not:

     9. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund or Portico Funds, Inc. ("the Company"), except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security shall not be deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets.

     10. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided that, (a) there is no limitation with respect to instruments issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements secured by such instruments; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

     11. Borrow money or issue senior securities, except that the Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of the total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or one-third of the value of the Fund's total assets at the time of such borrowing. In addition, as a matter of fundamental policy, the Fund may not enter into reverse repurchase agreements exceeding in the aggregate one-third of its total assets. Securities held in escrow or separate accounts in connection with the Fund's investment practices described in this Statement of Additional Information or in the Prospectus are not deemed to be pledged for purposes of this limitation.

          If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Fund's portfolio securities will not constitute a violation of such limitation. If due to market fluctuations or other reasons, the total assets of the Fund fall below 300% of its borrowings, the Fund will reduce its borrowings in compliance with the 1940 Act. As a matter of fundamental policy, the Fund will not purchase securities while its borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.


                                NET ASSET VALUE

          The net asset value per share of the Fund is calculated separately for the Institutional Series and Retail Series by adding the value of all portfolio securities and other assets belonging to the Fund that are allocated to a particular series, subtracting the liabilities charged to that series, and dividing the result by the number of outstanding shares of that series. Assets belonging to the Fund consist of the consideration received upon the issuance of shares of the Fund together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Company not belonging to a particular investment portfolio. The liabilities that are charged to the Fund are borne by each share of the Fund, except for certain payments under the Fund's Distribution and Service Plan and Shareowner Servicing Plan applicable only to Retail Shares. Subject to the provisions of the Articles of Incorporation, determinations by the Board of Directors as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to the Fund are conclusive.

          The value of the Fund's portfolio securities that are traded on stock exchanges outside the United States are normally based upon the price on the exchange as of the close of business of the exchange immediately preceding the time of valuation. Securities trading in over-the-counter markets in European and Pacific Basin countries is normally completed well before 3:00 P.M. Central Time. In addition, European and Pacific Basin securities trading may not take place on all business days. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which net asset value of the Fund is not calculated. The calculation of the net asset value of the Fund may not take place contemporaneously with the determination of the prices of portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and 3:00 P.M. Central Time, and at other times, may not be reflected in the calculation of net asset value of the Fund.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
          Computation of Offering Price of the Fund.  An illustration of the computation of the initial offering price per share of the Retail Shares of the MicroCap Fund based on the value of its net assets and number of outstanding securities at October 31, 1996, follows:

Net Assets (000s)                                  $9,273
Numbers of Shares
     Outstanding (000s)                               574

Net Asset Value                                    $16.16
     Per Share
Sales Charge, 4.00% of Offering Price               $0.67
     (4.16% of net asset value per share)          ------
Public Offering Price                              $16.83

          Retail Shares are sold with a front-end sales charge. A front-end sales charge will not be imposed on reinvested dividends or distributions. Likewise, there is no front-end sales charge (provided the status of the investment is explained at the time of investment) on purchases of Retail Shares if (a) you were a Portico shareowner as of January 1, 1995 and have continuously maintained a shareowner account with the Company; (b) you make any purchase within 60 days of a redemption of Portico Institutional Shares, (c) you are an employee, director or retiree of Firstar Corporation or its affiliates or of Portico; (d) you maintain a personal trust account with an affiliate of Firstar Corporation at the time of purchase; (e) you make any purchase within 60 days of a termination of a personal trust account with an affiliate of Firstar Corporation; (f) you make any purchase for your medical savings account for which an affiliate of Firstar Corporation serves in a custodial capacity; (g) you make any purchase for your individual retirement account; (h) you make any purchase within 60 days of a redemption of a mutual fund on which you paid an initial sales charge or a contingent deferred sales charge; (i) you are a registered investment adviser that has entered into an agreement with the Distributor to purchase shares for your own account or for discretionary client accounts; (j) you are a spouse, parent or child of an individual who falls within the preceding categories (a) or (d) above; or (k) you are a spouse, parent, sibling or child of an individual who falls within the preceding category (c) above. These exemptions to the imposition of a front-end sales charge are due to the nature of the investors and/or the reduced sales efforts that will be needed in obtaining such investments.

          Shareowner Organizations or Institutions may be paid by the Fund for advertising, distribution or shareowner services. Depending on the terms of the particular account, Shareowner Organizations or Institutions also may charge their customers fees for automatic investment, redemption and other services provided. Such fees may include, for example, account maintenance fees, compensating balance requirements or fees based upon account transactions, assets or income. Shareowner Organizations or Institutions are responsible for providing information concerning these services and any charges to any customer who must authorize the purchase of Fund shares prior to such purchase.

          Shares of the Fund for which a redemption order is received in proper form by the transfer agent or Elan before the close of the Exchange (currently 3:00 p.m. Central Time) on a business day will be redeemed as of the determination of net asset value on that day. Orders for a redemption received after the close of the Exchange on a business day or on a non-business day will be priced as of the determination of net asset value on the next day on which shares of the particular Fund are priced. If a shareowner requests that redemption proceeds be paid by federal funds wire, the proceeds will be wired to a correspondent member bank if the investor's designated bank is not a member of the Federal Reserve System.

          Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the Exchange is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closings;
(c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. (The Fund may also suspend or postpone the recording of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

          The Company's Articles of Incorporation permit the Fund to redeem an account involuntarily, upon sixty days' notice, if redemptions cause the account's net asset value to remain at less than $1,000.

          In addition to the situations described in the Fund's Prospectus under "Redemption of Shares," the Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareowner to make full payment for shares purchased by the shareowner or to collect any charge relating to a transaction effected for the benefit of a shareowner which is applicable to Fund shares as provided in the Prospectus from time to time.

          EXCHANGE PRIVILEGE. By use of the exchange privilege, shareowners authorize the transfer agent to act on telephonic or written exchange instructions from any person representing himself to be the shareowner or in some cases, the shareowner's registered representative or account representative of record, and believed by the transfer agent to be genuine. The transfer agent's records of such instructions are binding. The exchange privilege may be modified or terminated at any time upon notice to shareowners.

Exchange transactions described in paragraphs A, B, and C below will be made on the basis of the relative net asset values per share of the Funds involved in the transaction.

     A. Retail Shares of any Fund purchased with a sales charge may be exchanged without a sales charge for Retail Shares of any other Fund offered by the Company with a sales charge.

     B. Shares of any Fund offered by the Company acquired by a previous exchange transaction involving Retail Shares on which a sales charge has directly or indirectly been paid (e.g. shares purchased with a sales charge or issued in connection with an exchange involving shares that had been purchased with a sales charge) as well as additional Shares acquired through reinvestment of dividends or distributions on such Shares may be exchanged without a sales charge for Retail Shares of any other Fund offered by the Company with a sales charge. To accomplish an exchange under the provisions of this paragraph, investors must notify the transfer agent of their prior ownership of Retail Shares and their account number.

     C. Shares of any Fund offered by the Company may be exchanged without a sales charge for Shares of any other Fund of the Company that is offered without a sales charge.

     Except as stated above, a sales charge will be imposed when Shares of a Fund that were purchased or otherwise acquired without a sales charge are redeemed and the proceeds are used to purchase Retail Shares of another Fund of the Company with a sales charge.

     Shares in a Fund from which the shareowner is withdrawing an investment will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the new Fund into which the shareowner is investing will be purchased at the net asset value per share next determined (plus any applicable sales charge) after acceptance of the request by the Company in accordance with the policies for accepting investments. Exchanges of Shares will be available only in states where they may legally be made.

          For federal income tax purposes, share exchanges are treated as sales on which the shareowner may realize a gain or loss, depending upon whether the value of the shares to be given up in exchange is more or less than the basis in such shares at the time of the exchange. Investors exercising the exchange privilege should request and review the Prospectus for the shares to be acquired in the exchange prior to making an exchange.

Additional Information Regarding Shareowner Services for Retail Shares
----------------------------------------------------------------------

          The Retail Shares of the Fund offer a Periodic Investment Plan whereby a shareowner may automatically make purchases of shares of the Fund on a regular, monthly basis ($50 minimum per transaction). Under the Periodic Investment Plan, a shareowner's designated bank or other financial institution debits a preauthorized amount on the shareowner's account each month and applies the amount to the purchase of Retail Shares. The Periodic Investment Plan must be implemented with a financial institution that is a member of the Automated Clearing House. No service fee is currently charged by the Fund for participation in the Periodic Investment Plan. A $20 fee will be imposed by the transfer agent if sufficient funds are not available in the shareowner's account or the shareowner's account has been closed at the time of the automatic transaction.

          The Periodic Investment Plan permits an investor to use "Dollar Cost Averaging' in making investments. Instead of trying to time market performance, a fixed dollar amount is invested in Retail Shares at predetermined intervals. This may help investors to reduce their average cost per share because the agreed upon fixed investment amount allows more Retail Shares to be purchased during periods of lower Retail Share prices and fewer Retail Shares to be purchased during periods of higher Retail Share prices. In order to be effective, Dollar Cost Averaging should usually be followed on a sustained, consistent basis. Investors should be aware, however, that Retail Shares bought using Dollar Cost Averaging are purchased without regard to their price on the day of investment or to market trends. Dollar Cost Averaging does not assure a profit and does not protect against losses in a declining market. In addition, while investors may find Dollar Cost Averaging to be beneficial, it will not prevent a loss if an investor ultimately redeems his Retail Shares at a price which is lower than their purchase price. An investor may want to consider his financial ability to continue purchases through periods of low price levels.

          The Retail Shares of the Fund permits shareowners to effect ConvertiFund/R transactions, an automated method by which a Retail shareowner may invest proceeds from one account to another account of the Retail Shares of the Portico family of funds. Such proceeds include dividend distributions, capital gain distributions and systematic withdrawals. ConvertiFund/R transactions may be used to invest funds from a regular account to another regular account, from a qualified plan account to another qualified plan account, or from a qualified plan account to a regular account.

          The Retail Shares of the Fund offers shareowners a Systematic Withdrawal Plan, which allows a shareowner who owns shares of a Fund worth at least $15,000 at current net asset value at the time the shareowner initiates the Systematic Withdrawal Plan to designate that a fixed sum ($50 minimum per transaction) be distributed to the shareowner or as otherwise directed at regular intervals. Purchase of additional shares concurrently with withdrawals will be disadvantageous because of the sales charge involved in the additional purchases.

Special Procedures for In-Kind Payments
---------------------------------------
          Payment for shares of the Fund may, in the discretion of the Fund, be made in the form of securities that are permissible investments for the Fund as described in its Prospectus. For further information about this form of payment, contact Investor Services at 414-287-3710. In connection with an in-kind securities payment, the Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund; that the Fund receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Fund; that adequate information be provided to the Fund concerning the basis and other tax matters relating to the securities; and that the amount of the purchase be at least $1,000,000

                             DESCRIPTION OF SHARES

          The Company's Articles of Incorporation authorize the Board of Directors to issue up to 150,000,000,000 full and fractional shares of common stock, $.0001 par value per share, divided into thirty classes (each, a "Class" or "Fund"). Each Class is divided into two series designated as Institutional Series and Series A/Retail Series (each, a "Series") and, in the case of the Fund, consists of the number of shares set forth in the table below:

Class-Series of       Fund in which Stock       Number of Authorized
Common Stock          Represents Interest      Shares in Each Series
------------          -------------------      ---------------------

16-Institutional      MicroCap                       50 Million
16-A/Retail                                          50 Million

          The Board of Directors has also authorized the issuance of Classes 1 through 15 and Class 17 common stock representing interests in sixteen other separate investment portfolios which are described in separate Statements of Additional Information. The remaining authorized shares are classified into fourteen additional classes representing interests in other potential future investment portfolios of the Company. The Directors may similarly classify or reclassify any particular class of shares into one or more additional series.

          In the event of a liquidation or dissolution of the Company or the Fund, shareowners of the Fund would be entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative assets of the Company's respective investment portfolios, of any general assets not belonging to any particular portfolio which are available for distribution. Subject to the allocation of certain costs, expenses, charges and reserves attributed to the operation of a particular series as described in the Fund's Prospectus, shareowners of the Fund are entitled to participate equally in the net distributable assets of the Fund on liquidation, based on the number of shares of the Fund that are held by each shareowner.

          Shareowners of the Fund, as well as those of any other investment portfolio offered by the Company, will vote together in the aggregate and not separately on a portfolio-by-portfolio basis, except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareowners of a particular class or a particular series within a class. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the shareowners of each portfolio affected by the matter. A portfolio is affected by a matter unless it is clear that the interests of each portfolio in the matter are substantially identical or that the matter does not affect any interest of the portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by a majority of the outstanding shares of such portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Directors may be effectively acted upon by shareowners of the Company voting together in the aggregate without regard to particular portfolios. Similarly, on any matter submitted to the vote of shareowners which only pertains to agreements, liabilities or expenses applicable to one series of the Fund (such as the Distribution and Service Plan applicable to Retail Shares) but not the other series of the Fund, only the affected series will be entitled to vote.

          When issued for payment as described in the Fund's Prospectus and this Statement of Additional Information, shares of the Fund will be fully paid and non-assessable by the Company, except as provided in Section 180.0622(2)(b) of the Wisconsin Business Corporation Law, as amended, which in general provides for personal liability on the part of a corporation's shareowners for unpaid wages of employees. The Company does not intend to have any employees and, to that extent, the foregoing statute will be inapplicable to holders of Fund shares and will not have a material effect on the Company.

          The Articles of Incorporation authorize the Board of Directors, without shareowner approval (unless otherwise required by applicable law), to:
(a) sell and convey the assets belonging to a series of shares to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such series to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert the assets belonging to a series of shares into money and, in connection therewith, to cause all outstanding shares of such series to be redeemed at their net asset value; or (c) combine the assets belonging to a series of shares with the assets belonging to one or more other series of shares if the Board of Directors reasonably determines that such combination will not have a material adverse effect on the shareowners of any series participating in such combination and, in connection therewith, to cause all outstanding shares of any such series to be redeemed or converted into shares of another series of shares at their net asset value.

                    ADDITIONAL INFORMATION CONCERNING TAXES

          The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareowners that are not described in the Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareowners, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Investors are advised to consult their tax advisers with specific reference to their own tax situations.

          A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income with respect to each calendar year to avoid liability for this excise tax.

          The Fund is treated as a separate tax entity under the Code. Although the Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes, depending upon the extent of the Company's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities which have income tax laws, the treatment of the Fund and its shareowners under such laws may differ from their treatment under federal income tax laws.

          If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareowners). In such event, dividend distributions would be taxable as ordinary income to shareowners to the extent of the Fund's current and accumulated earnings and profits and would be eligible for the dividends received deduction in the case of corporate shareowners.

          The Fund will designate any distribution of the excess of net long-term capital gain over net short-term capital loss as a capital gain dividend in a written notice mailed to shareowners within 60 days after the close of the Fund's taxable year.

          Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.

          The foregoing discussion is based on federal tax laws and regulations which are in effect on the date of this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action.


                           MANAGEMENT OF THE COMPANY

Directors and Officers
----------------------
          The Directors and Officers of the Company, their addresses, principal occupations during the past five years and other affiliations are as follows:

                                         Principal
                         Position with   Occupations During Past 5
Name, Address & Age      the Company     Years and Other Affiliations
-------------------      -------------   ----------------------------
James M. Wade*           Chairman,       Vice President and Chief Financial
2802 Wind Bluff Circle   President and   Officer, Johnson Controls, Inc. (a
Wilmington, NC  28409    Treasurer       controls manufacturing company)
Age: 53                                  January 1987 - May 1991.

Glen R. Bomberger        Director        Executive Vice President, Chief
One Park Plaza                           Financial Officer and Director, A.O.
11270 West Park Place                    Smith Corporation (a diversified
Milwaukee, WI  53224-3690                manufacturing company) since January
Age: 59                                  1987.  Director of companies
                                         affiliated with A.O. Smith
                                         Corporation; Chief Financial Officer,
                                         Director and Vice President, Smith
                                         Investment Company; Officer and
                                         Director of companies affiliated with
                                         Smith Investment Company

Jerry G. Remmel          Director        Vice President, Treasurer and Chief
16650A Lake Circle                       Financial Officer of Wisconsin
Brookfield WI  53005                     Energy Corporation 1994-1996;
Age:  65                                 Treasurer of Wisconsin Electric Power
                                         Company 1973-1996; Director Wisconsin
                                         Electric Power Company 1989-1996;
                                         Senior Vice President, Wisconsin
                                         Electric Power Company 1988 - 1994;
                                         Chief Financial Officer, Wisconsin
                                         Electric Power Company 1983-1996; Vice
                                         President and Treasurer, Wisconsin
                                         Electric Power Company 1983 - 1989.

Richard K. Riederer      Director        President, Chief Executive Officer,
400 Three Springs Drive                  and Chief Operating Officer of Weirton
Weirton, WV 26062-4989                   Steel since 1995; Executive Vice
Age:  52                                 President and Chief Financial Officer,
                                         Weirton Steel January 1994-1995;
                                         VicePresident of Finance and Chief
                                         Financial Officer, Weirton Steel
                                         January 1989-1994; Member-Board of
                                         Directors of American Iron and Steel
                                         Institute since 1995; Member-Board of
                                         Directors, National Association of
                                         Manufacturers since 1995.

Charles R. Roy*          Director        Vice President - Finance, Chief
14245 Heatherwood Court                  Financial Officer and Secretary,
Elm Grove, WI  53122                     Rexnord Corporation (an equipment
Age: 66                                  manufacturing company), 1988 - 1992;
                                         Vice President - Finance and
                                         Administration, Rexnord Inc., 1982 -
                                         1988; Officer and Director of several
                                         Rexnord subsidiaries until 1992.

Mary Ellen Stanek        Vice President  President and Chief Operating Officer,
777 East Wisconsin Avenue                FIRMCO since 1994, Director since 1992
Suite 800                                and Director of Fixed Income
Milwaukee, WI  53202                     Securities since 1990.
Age: 40

W. Bruce McConnel, III   Secretary       Partner of the law firm of Drinker
Philadelphia National                    Biddle & Reath.
Bank Building
1345 Chestnut Street
Philadelphia, PA  19107
Age: 53


* Messrs. Wade and Roy are considered by the Company to be "interested directors" of the Company as defined in the 1940 Act.


     The following chart provides certain information about the Director fees for the Company's fiscal year ended October 31, 1996 of the Company's Directors.

                                                                     TOTAL
                                     PENSION OR                  COMPENSATION
                                     RETIREMENT     ESTIMATED        FROM
                       AGGREGATE      BENEFITS        ANNUAL        COMPANY
                     COMPENSATION  ACCRUED AS PART   BENEFITS      AND FUND
      NAME OF          FROM THE        OF FUND         UPON      COMPLEX* PAID
  PERSON/POSITION       COMPANY       EXPENSES      RETIREMENT   TO DIRECTORS
  ---------------    ------------  ---------------  ----------   -------------
   James M. Wade        $15,000          $0             $0          $15,000
    President,
   Treasurer and
  Chairman of the
       Board

 Glen R. Bomberger      $12,000+         $0             $0          $12,000
     Director

  Jerry G. Remmel       $12,000          $0             $0          $12,000
     Director

Richard K. Riederer     $12,000          $0             $0          $12,000
     Director

  Charles R. Roy        $12,000          $0             $0          $12,000
     Director


     *The "Fund Complex" includes only the Company.

     +Includes $12,000 which Mr. Bomberger elected to defer under the Company's deferred compensation plan.

          Each Director receives an annual fee of $7,000, a $1,000 per meeting attendance fee and reimbursement of expenses incurred as a Director. The Chairman of the Board is entitled to receive an additional $3,000 per annum for services in such capacity. For the Company's fiscal year ended October 31, 1996, the Directors and Officers received aggregate fees of $63,000. Ms. Stanek receives no fees from the Company for her services as Vice President, although FIRMCO, of which she is President, receives fees from the Company for advisory services. Drinker Biddle & Reath, of which Mr. McConnel is a partner, receives legal fees as counsel to the Company. As of the date of this Statement of Additional Information, the Directors and Officers of the Company, as a group, owned less than 1% of the outstanding shares of the Fund.

Advisory Services
-----------------

          FIRMCO is the Investment Adviser to the Fund. In its Investment Advisory Agreement, the Adviser has agreed to pay all expenses incurred by it in connection with its advisory activities, other than the cost of securities and other investments, including brokerage commissions and other transaction charges, if any, purchased or sold for the Funds. The Adviser may voluntarily waive advisory fees otherwise payable by the Fund.

          In addition to the compensation stated in the Prospectus, the Adviser is entitled to 4/10ths of the gross income earned by the Fund on each loan of its securities, excluding capital gains or losses, if any. Pursuant to current policy of the Securities and Exchange Commission, the Adviser does not intend to receive separate compensation for securities lending activity.



          For services provided and expenses assumed by the Adviser under its investment advisory agreement in effect for the fiscal periods August 1, 1995 through June 30, 1996 and July 1, 1996 through October 31, 1996, the Adviser earned $609,197 and $356,130, respectively and waived advisory fees of $72,149 and $135, respectively.

          Under its Investment Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of such Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from its reckless disregard of its duties and obligations under the Agreement.

     BANKING LAWS AND REGULATIONS. Banking laws and regulations, including the Glass-Steagall Act as presently interpreted by the Board of Governors of the Federal Reserve System, presently (a) prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities, but (b) do not prohibit such a bank holding company or affiliate or banks generally from acting as investment adviser, transfer agent or custodian to such an investment company or from purchasing shares of such a company as agent and upon order of a customer. In 1971, the United States Supreme Court held in INVESTMENT COMPANY INSTITUTE VS. CAMP that the Glass-Steagall Act prohibits a national bank from operating a fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act"), or any non-bank affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but did not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent and custodian to such an investment company. In 1981, the United States Supreme Court held in BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM V. INVESTMENT COMPANY INSTITUTE that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies. FIRMCO and Firstar Trust Company are subject to such banking laws and regulations.

          FIRMCO and Firstar Trust Company believe that they may perform the services for the Fund contemplated by their respective agreements with the Company without violation of the Glass-Steagall Act or other applicable banking laws or regulations. These companies further believe that, if the question were properly presented, a court should hold that these companies may each perform such activities without violation of the Glass-Steagall Act or other applicable banking laws and or regulations. It should be noted, however, there have been no cases deciding whether banks and their affiliates may perform services comparable to those performed by these companies, and future changes in either federal or state statutes and regulations relating to permissible activities of banks or trust companies and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent such companies from continuing to perform such services for the Fund. If the companies were prohibited from continuing to perform advisory, accounting, shareowner servicing and custody services for the Fund, it is expected that the Board of Directors would recommend that the Fund enter into new agreements or would consider the possible termination of the Fund. Any new advisory or sub-advisory agreement would be subject to shareowner approval.

          Shares of the Fund are not bank deposits, are neither endorsed by, insured by, or guaranteed by, obligations of, nor otherwise supported by the FDIC, the Federal Reserve Board, Firstar Trust Company or FIRMCO, their affiliates or any other bank, or any other governmental agency. An investment in the Fund involves risks including possible loss of principal.

Administration and Distribution Services
----------------------------------------

          Firstar Trust Company ("Firstar Trust")  and B. C. Ziegler and
Company ("Ziegler") serve as the Co-Administrators.   Under the Co-
Administration Agreement, the following administrative services will be provided jointly by the Co-Administrators: assist in maintaining office facilities; furnish clerical services and stationery and office supplies; monitor Portico Funds' arrangements with respect to services provided by Shareowner Organizations and Institutions; and generally assist in the Funds' operations. The following administrative services will be provided by Ziegler: review and comment upon the registration statement and amendments thereto prepared by Firstar Trust or counsel to the Company, as requested by Firstar Trust; review and comment upon sales literature and advertising relating to the Company, as requested by Firstar Trust; assist in the administration of the marketing budget; periodically review Blue Sky registration and sales reports for the Funds; attend meetings of the Board of Directors, as requested by the Board of Directors of the Funds; and such other services as may be requested in writing and expressly agreed to by Ziegler. The following administrative services will be provided by Firstar Trust: compile data for and prepare with respect to the Fund timely Notices to the Securities and Exchange Commission required pursuant to Rule 24f-2 under the 1940 Act and Semi-Annual Reports on Form N-SAR; coordinate execution and filing by the Company's of all federal and state tax returns and required tax filings other than those required to be made by the Company's custodian and transfer agent; prepare compliance filings and Blue Sky registrations pursuant to state securities laws with the advice of the Company's counsel; assist to the extent requested by the Company with the Company's preparation of Annual and Semi-Annual Reports to Fund shareowners and Registration Statements for the Funds; monitor the Fund's expense accruals and cause all appropriate expenses to be paid on proper authorization from the Fund; monitor the Fund's status as a regulated investment company under Subchapter M of the Code; maintain the Fund's fidelity bond as required by the 1940 Act; and monitor compliance with the policies and limitations of the Fund as set forth in the Prospectus, Statement of Additional Information, By-laws and Articles of Incorporation.

          Each of the Co-Administrators have agreed to pay all expenses incurred by it in connection with its administrative activities. Under the Co-Administration Agreement, the Co-Administrators are not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Co-Administration Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Co-Administrators in the performance of their respective duties or from their reckless disregard of their duties and obligations under the Agreement.

          The Distributor provides distribution services for the Fund as described in the Fund's Prospectus pursuant to a Distribution Agreement with the Fund under which the Distributor, as agent, sells shares of the Fund on a continuous basis. The Distributor has agreed to use its best efforts to solicit orders for the sale of shares, although it is not obliged to sell any particular amount of shares. The Distributor causes expenses to be paid for the cost of printing and distributing prospectuses to persons who are not shareowners of the Fund (excluding preparation and printing expenses necessary for the continued registration of the Fund's shares) and of printing and distributing all sales literature.

          For its administrative services for the fiscal periods August 1, 1995 through June 30, 1996 and July 1, 1996 through October 31, 1996, the Co-Administrators earned $23,766 and $12,113, respectively and waived $30,742 and $12,058, respectively.

Shareowner Organizations
------------------------

          As stated in the Fund's Prospectus, for Retail Shares the Fund intends to enter into agreements from time to time with Shareowner Organizations providing for support and/or distribution services to customers of the Shareowner Organizations who are the beneficial owners of Retail Shares of the Fund. Under the agreements, the Fund may pay Shareowner Organizations up to 0.25% (on an annualized basis) of the average daily net asset value of Retail Shares beneficially owned by their customers. Support services provided by Shareowner Organizations under their Service Agreements or Distribution and Service Agreements may include: (i) processing dividend and distribution payments from the Fund; (ii) providing information periodically to customers showing their share positions; (iii) arranging for bank wires; (iv) responding to customer inquiries; (v) providing sub-accounting with respect to shares beneficially owned by customers or the information necessary for sub-accounting;
(vi) forwarding shareowner communications; (vii) assisting in processing share purchase, exchange and redemption requests from customers; (viii) assisting customers in changing dividend options, account designations and addresses; and
(ix) other similar services requested by the Fund. In addition, Shareowner Organizations, under the Distribution and Service Plan, may provide assistance (such as the forwarding of sales literature and advertising to their customers) in connection with the distribution of Retail Shares. All fees paid under these agreements are borne exclusively by the Fund's Retail Shares.

          The Fund's arrangements with Shareowner Organizations under the agreements are governed by two Plans (a Service Plan and a Distribution and Service Plan), which have been adopted by the Board of Directors. Because the Distribution and Service Plan contemplates the provision of services related to the distribution of Retail Shares (in addition to support services), that Plan has been adopted in accordance with Rule 12b-1 under the 1940 Act. In accordance with the Plans, the Board of Directors reviews, at least quarterly, a written report of the amounts expended in connection with the Fund's arrangements with Shareowner Organizations and the purposes for which the expenditures were made. In addition, the Fund's arrangements with Shareowner Organizations must be approved annually by a majority of the Directors, including a majority of the Directors who are not "interested persons" of the Funds as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements (the "Disinterested Directors").

          The Fund believes that there is a reasonable likelihood that its arrangements with Shareowner Organizations will benefit the holders of Retail Shares as a way of allowing Shareowner Organizations to participate with the Fund in the provision of support and distribution services to customers of the Shareowner Organization who own Retail Shares. Any material amendment to the arrangements with Shareowner Organizations under the agreements must be approved by a majority of the Board of Directors (including a majority of the Disinterested Directors), and any amendment to increase materially the costs under the Distribution and Service Plan with respect to the Fund must be approved by the holders of a majority of the outstanding Retail Shares of the
Fund.   So long as the Plans are in effect, the selection and nomination of the members of the Board of Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund will be committed to the discretion of such disinterested Directors.

          The MicroCap Fund paid $7,353 and $13,678, respectively to Shareowner Organizations, all of which were affiliated with the Advisor, pursuant to the Service Plan for the fiscal periods August 1, 1995 through June 30, 1996 and July 1, 1996 through October 31, 1996.


   CUSTODIAN, TRANSFER AGENT, DISBURSING AGENT AND ACCOUNTING SERVICES AGENT

          Firstar Trust serves as custodian of all the Fund's assets. Under the Custody Agreement, Firstar Trust has agreed to (i) maintain a separate account in the name of the Fund, (ii) make receipts and disbursements of money on behalf of the Fund, (iii) collect and receive all income and other payments and distributions on account of the Fund's portfolio investments, (iv) respond to correspondence from shareowners, security brokers and others relating to its duties and (v) make periodic reports to the Company concerning the Fund's operations. Firstar Trust may, at its own expense, open and maintain a custody account or accounts on behalf of the Fund with other banks or trust companies, provided that Firstar Trust Company shall remain liable for the performance of all of its duties under the Custody Agreement notwithstanding any delegation. For its services as custodian, Firstar Trust is entitled to receive a fee, payable monthly, based on the annual rate of $0.20 per $1,000 of the market value of the Fund's first $2 billion of assets, $0.15 per $1,000 of the market value of the Fund's next $2 billion of assets, and $0.10 per $1,000 on the balance of such assets. In addition, Firstar Trust, as custodian, is entitled to certain charges for securities transactions and reimbursement for expenses.

          Firstar Trust also serves as transfer agent and dividend disbursing agent for the Fund under a Shareholder Servicing Agent Agreement. As transfer and dividend disbursing agent, Firstar Trust has agreed to (i) issue and redeem shares of the Fund, (ii) make dividend and other distributions to shareowners of the Fund, (iii) respond to correspondence by Fund shareowners and others relating to its duties, (iv) maintain shareowner accounts, and (v) make periodic reports to the Fund. For its transfer agency and dividend disbursing services for the Fund, Firstar Trust is entitled to receive fees at the rate of $15.00 per shareowner account with an annual minimum of $24,000 per portfolio, plus certain other transaction charges and reimbursement for expenses.

          In addition, the Fund has entered into a Fund Accounting Servicing Agreement with Firstar Trust Company pursuant to which Firstar Trust has agreed to maintain the financial accounts and records of the Fund in compliance with the 1940 Act and to provide other accounting services to the Fund. For its accounting services, Firstar Trust is entitled to receive fees, payable monthly,
at the following annual rates of the market value of the Fund's assets:   --
$27,500 on the first $40 million, 1.25/100th of 1% on the next $200 million, and 6.25/1000ths of 1% on the balance, plus out-of-pocket expenses, including pricing expenses.

                                    EXPENSES

Operating expenses of the Fund include taxes, interest, fees and expenses of Directors and officers, SEC fees, state securities and qualification fees, advisory fees, administrative fees, Shareowner Organization fees (Retail Shares only), charges of the custodian and transfer agent, dividend disbursing agent and accounting services agent, certain insurance premiums, auditing and legal expenses, costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareowners, costs of shareowner reports and meetings and any extraordinary expenses. The Fund also pays any brokerage fees, commissions and other transactions charges (if any) incurred in connection with the purchase or sale of portfolio securities.


                            INDEPENDENT ACCOUNTANTS

          Price Waterhouse LLP, independent accountants, 100 East Wisconsin Avenue, Suite 1500, Milwaukee, Wisconsin, 53202, serve as auditors for the Company. The financial statements and notes thereto contained in the Fund's Annual Report for the fiscal period ended October 31, 1996 are incorporated herein by reference. No other part of the Annual Report is incorporated herein by reference. Such financial statements have been incorporated herein in reliance on the report of Price Waterhouse LLP, independent accountants, given as authority of said firm as experts in auditing and accounting.


                                    COUNSEL

          Drinker Biddle & Reath (of which Mr. McConnel, Secretary of the Company, is a partner), Philadelphia National Bank Building, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107, serve as counsel to the Company and will pass upon the legality of the shares offered by the Fund's Prospectus.


                     ADDITIONAL INFORMATION ON PERFORMANCE

          From time to time, the total return of the Retail Shares and Institutional Shares of the Fund may be quoted in advertisements, shareowner reports or other communications to shareowners. Performance information is generally available by calling the Portico Investor Services at 1-800-982-8909.




Total Return Calculations.
-------------------------

          The Fund computes "average annual total return" separately for its Retail and Institutional Shares by determining the average annual compounded rates of return during specified periods that equate the initial amount invested in a particular series to the ending redeemable value of such investment in the series. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

                  ERV          1/n
               T = [(-----) - 1]
                    P

          Where:    T =  average annual total return.

                  ERV = ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

                    P =  hypothetical initial payment of $1,000.

                    n = period covered by the computation, expressed in terms of years.

          The Fund computes its aggregate total returns separately for Retail and Institutional Shares, by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested in a particular series to the ending redeemable value of such investment in the series. The formula for calculating aggregate total return is as follows:

                  ERV
               T = [(-----) - 1]
                    P



          The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. In addition, the Fund's average annual total return and aggregate total return reflect the deduction of the maximum front-end sales charge of 4% in connection with the purchase of Retail Shares. The Fund may also advertise total return data without reflecting sales charges in accordance with the rules of the Securities and Exchange Commission. Quotations that do not reflect the sales charge will, of course, be higher than quotations that do reflect the sales charge.

          The average annual total return for the period from commencement of operations (August 1, 1995) to October 31, 1996 and for the one year ended October 31, 1996 were respectively 54.13% and 54.72% with respect to the Institutional Series, and 53.61% and 54.39% with respect to the Retail Series.

          Assuming the deduction of the maximum sales charge for Retail Shares of the Fund, the average annual total return for the period of commencement of operations (August 1, 1995) to October 31, 1996 and for the one year ended October 31, 1996 would have been respectively 48.66% and 48.24%.

          The Fund may also from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on the Fund's investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of the Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distribution had been paid in cash. The Fund may also include discussions or illustrations of the potential investment goals of a prospective investor, investment management techniques, policies or investment suitability of the Fund, economic conditions, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time advertisements or communications to shareowners may summarize the substance of information contained in shareowner reports (including the investment composition of the Fund), as well as the views of the Adviser as to market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Fund. The Fund may also include in advertisements, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to stocks, bonds, treasury bills and shares of the Fund. In addition, advertisement or shareowner communications may include a discussion of certain attributes or benefits to be derived by an investment in the Fund. Such advertisements or communications may include symbols, headlines or other materials which highlight or summarize the information discussed in more detail therein.

                                 MISCELLANEOUS

          As used in this Statement of Additional Information and in the Fund's Prospectus, a majority of the outstanding shares of the Fund or portfolio means, with respect to the approval of an investment advisory agreement or a charge in a fundamental investment policy, the lesser of (1) 67% of the shares of the Fund or portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of the Fund or portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund or portfolio.

          As of January 31, 1997 the Adviser and its affiliates held of record substantially all of the outstanding shares of each of the Company's investment portfolios as agent, custodian, trustee or investment adviser on behalf of their customers.

          At such date, Firstar Trust Company, P.O. Box 2054, Milwaukee, Wisconsin 53201, and its affiliated banks held as beneficial owner five percent or more of the outstanding shares of the following investment portfolios of the Company because they possessed sole voting or investment power with respect to such shares: Money Market Fund 4%, Institutional Money Market Fund 86%; Tax-Exempt Money Market Fund 45%; U.S. Treasury Money Market Fund 50%; U.S. Government Money Market Fund 67%; Growth and Income Fund 65%; Short-Term Bond Market Fund 69%, Special Growth Fund 72%; Bond IMMDEX/TM Fund 80%; Equity Index Fund 79%; Balanced Fund 79%; Intermediate Bond Market Fund 78%; MidCore Growth Fund 86%; Tax-Exempt Intermediate Bond Fund 67%; International Equity Fund 87%; and MicroCap Fund 84%. At such date, no other person was known by the Company to hold of record or beneficially 5% or more of the outstanding shares of any investment portfolio of the Company.


-------------------------------------------------------------------------------


                                   APPENDIX A


             ADDITIONAL INFORMATION CONCERNING FUTURES AND RELATED
                                    OPTIONS


      As stated in the Prospectus, the Fund may enter into futures contracts and options for hedging purposes, to maintain liquidity, to have fuller exposure to price movements in a security index or to reduce transaction costs. Such transactions are described in this Appendix. During the current fiscal year, the Fund intends to limit its transactions in futures contracts and options so that not more than 5% of its total assets are at risk. Furthermore, in no event would the Fund purchase or sell futures contracts, or related options thereon if, immediately thereafter, the aggregate initial margin that is required to be posted by the Fund under the rules of the exchange on which the futures contract (or futures option) is traded, plus any premiums paid by the Fund on its open futures options positions, exceeds 5% of the Fund's total assets, after taking into account any unrealized profits and unrealized losses on the Fund's open contracts and excluding the amount that a futures option is "in-the-money" at the time of purchase (an option to buy a futures contract is "in-the-money" if the value of the contract that is subject to the option exceeds the exercise price; and an option to sell a futures contract is "in-the-money" if the exercise price exceeds the value of the contract that is subject of the option.)

I.   Index Futures Contracts.

      A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks included. Some stock index futures contracts are based on broad market indexes, such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indexes, such as the Standard & Poor's 100 or indexes based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

      The MicroCap Fund will sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. The Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Fund may purchase index futures contracts in anticipation of purchases of securities and to keep substantially all of its assets exposed to the market. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

      In addition, the Fund may utilize index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that the Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. The Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the portfolio will decline prior to the time of sale.

      The following are examples of transactions in stock index futures (net of commissions and premiums, if any).

               ANTICIPATORY PURCHASE HEDGE:  Buy the Future Hedge
                  Objective:  Protect Against Increasing Price

               Portfolio                        Futures

                             -Day Hedge is Placed-

       Anticipate Buying $62,500     Buying 1 Index Futures at 125

            Equity Portfolio       Value of Futures=$62,500/Contract

                             -Day Hedge is Lifted-

       Buy Equity Portfolio with      Sell 1 Index Futures at 130
         Actual Cost = $65,000    Value of Futures = $65,000/Contract

  Increase in Purchase Price = $2,500   Gain on Futures = $2,500

                  HEDGING A STOCK PORTFOLIO:  Sell the Future
                  Hedge Objective:  Protect Against Declining
                             Value of the Portfolio

Factors:

Value of Stock Portfolio = $1,000,000
Value of Futures Contract = 125 x $500 = $62,500
Portfolio Beta Relative to the Index = 1.0

               Portfolio                        Futures

                             -Day Hedge is Placed-

     Anticipate Selling $1,000,000    Sell 16 Index Futures at 125
            Equity Portfolio         Value of Futures = $1,000,000

                             -Day Hedge is Lifted-

         Equity Portfolio - Own       Buy 16 Index Futures at 120
      Stock with Value = $960,000     Value of Futures = $960,000
   Loss in Portfolio Value = $40,000   Gain on Futures = $40,000

If however, the market moved in the opposite direction, that is, market value decreased and the Fund had entered into an anticipatory purchase hedge, or market value increased and the fund had hedged its stock portfolio, the results of the Fund's transactions in stock index futures would be as set forth below.

               Portfolio                        Futures

                             -Day Hedge is Placed-

       Anticipate Buying $62,500     Buying 1 Index Futures at 125
            Equity Portfolio       Value of Futures=$62,500/Contract


               Portfolio                        Futures

                             -Day Hedge is Lifted-

       Buy Equity Portfolio with      Sell 1 Index Futures at 120
         Actual Cost - $60,000    Value of Futures = $60,000/Contract
  Decrease in Purchase Price = $2,500   Loss on Futures = $2,500


                  HEDGING A STOCK PORTFOLIO:  Sell the Future
                  Hedge Objective:  Protect Against Declining
                             Value of the Portfolio

Factors:

Value of Stock Portfolio = $1,000,000
Value of Futures Contract = 125 x $500 = $62,500
Portfolio Beta Relative to the Index = 1.0

               Portfolio                        Futures

                             -Day Hedge is Placed-

     Anticipate Selling $1,000,000    Sell 16 Index Futures at 125
            Equity Portfolio         Value of Futures = $1,000,000

                             -Day Hedge is Lifted-

         Equity Portfolio - Own       Buy 16 Index Futures at 130
     Stock with Value = $1,040,000   Value of Futures = $1,040,000
   Loss in Portfolio Value = $40,000   Gain on Futures = $40,000

II.  Margin Payments.

      Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, in accordance with the terms of the exchange on which such futures contract is traded, the Fund may be required to deposit with the broker or in a segregated account with the Fund's custodian an amount of cash or cash equivalents, the value of which may vary but is generally equal to 10% or less of the value of the contract. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying security or index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking to the market. For example, when the Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

III. Risks of Transactions in Futures Contracts.

      There are several risks in connection with the use of futures by a Fund as a hedging devise. One risk arises because of the imperfect correlation between movements in the price of the future and movements in the price of the securities which are the subject of the hedge. The price of the future may move more than or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, the Fund involved will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of futures contracts, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the future, or if otherwise deemed to be appropriate by the Adviser. Conversely, the Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Adviser. It is also possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held by the Fund may decline. If this occurred, the Fund would lose money on the future and also experience a decline in value in its portfolio securities.

      Where futures are purchased to hedge against a possible increase in the price of securities before the Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

      In instances involving the purchase of futures contracts by the Fund, an amount of cash and cash equivalents, equal to the market value of the futures contracts, will be deposited in a segregated account with the Fund's custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

      In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser may still not result in a successful hedging transaction over a short time frame.

      Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract and thus provide an offset on a futures contract.

      Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions.

      Successful use of futures by the Fund is also subject to the Adviser's ability to predict correctly movements in the direction of the market. For example, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

IV.  Options on Futures Contracts.

      The Fund may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

      Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). Although permitted by its fundamental investment policies, the Fund does not currently intend to write futures options, and will not do so in the future absent any necessary regulatory approvals.

V.   Accounting and Tax Treatment.

      Accounting for futures contracts and options will be in accordance with generally accepted accounting principles.

      Generally, futures contracts held by the Fund at the close of the Fund's taxable year will be treated for federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as "mark-to-market." Forty percent of any gain or loss resulting from such constructive sale will be treated as short-term capital gain or loss and 60% of such gain or loss will be treated as long-term capital gain or loss without regard to the length of time the Fund holds the futures contract ("the 40-60 rule"). The amount of any capital gain or loss actually realized by the Fund in a subsequent sale or other disposition of those futures contracts will be adjusted to reflect any capital gain or loss taken into account by the Fund in a prior year as a result of the constructive sale of the contracts. With respect to futures contracts to sell, which will be regarded as parts of a "mixed straddle" because their values fluctuate inversely to the values of specific securities held by the Fund, losses as to such contracts to sell will be subject to certain loss deferral rules which limit the amount of loss currently deductible on either part of the straddle to the amount thereof which exceeds the unrecognized gain (if any) with respect to the other part of the straddle, and to certain wash sales regulations. Under short sales rules, which will also be applicable, the holding period of the securities forming part of the straddle will (if they have not been held for the long-term holding period) be deemed not to begin prior to termination of the straddle. With respect to certain futures contracts, deductions for interest and carrying charges will not be allowed. Notwithstanding the rules described above, with respect to futures contracts to sell which are properly identified as such, the Fund may make an election which will exempt (in whole or in part) those identified futures contracts from being treated for federal income tax purposes as sold on the last business day of the Fund's taxable year, but gains and losses will be subject to such short sales, wash sales, loss deferral rules and the requirement to capitalize interest and carrying charges. Under temporary regulations, the Fund would be allowed (in lieu of the foregoing) to elect to either (1) to offset gains or losses from portions which are part of a mixed straddle by separately identifying each mixed straddle to which such treatment applies, or (2) to establish a mixed straddle account for which gains and losses would be recognized and offset on a periodic basis during the taxable year. Under either election, the 40-60 rule will apply to the net gain or loss attributable to the futures contracts, but in the case of a mixed straddle account election, not more than 50% of any net gain may be treated as long-term and no more than 40% of any net loss may be treated as short-term. Options on futures contracts generally receive federal tax treatment similar to that described above.

      Special rules govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option or similar financial instrument. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and nonequity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the mark-to-market rules unless an election is made to have such currency rules apply.
 With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. The Fund may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the Fund and which are not part of a straddle. In accordance with Treasury regulations, certain transactions subject to the special currency rules that are part of a "Section 988 hedging transactions" (as defined in the Code and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. "Section 988 hedging transactions" are not subject to the mark-to-market or loss deferral rules under the Code. It is possible that some of the non-U.S. dollar denominated investments that the Fund may make will be subject to the special currency rules described above. Gain or loss attributable to the foreign currency component of transactions engaged in by the Fund which are not subject to the special currency rules (such as foreign equity investment other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction.

      Qualification as a regulated investment company under the code requires that the Fund satisfy certain requirements with respect to the source of its income during a taxable year. At least 90% of the gross income of the Fund must be derived from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to the Fund's business of investing in such stock, securities or currencies. The Treasury Department may by regulation exclude from qualifying income foreign currency gains which are not directly related to the Fund's principal business of investment in stock or securities, or options and futures with respect to stock or securities. Any income derived by the Fund from a partnership or trust is treated for this purpose as derived with respect to the Fund's business of investment in stock, securities or currencies only to the extent that such income is attributable to items of income which would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.

      An additional requirement for qualification as a regulated investment company under the Code is that less than 30% of the Fund's gross income must be derived from gains realized on the sale or other disposition of the following investments held for less than three months: (1) stock and securities (as defined in section 2(a)(36) of the 1940 Act); (2) options, futures and forward contracts other than those on foreign currencies; and (3) foreign currencies (and options, futures and forward contracts on foreign currencies) that are not directly related to the Fund's principal business of investment in stock and securities (and options and futures with respect to stock and securities).
 With respect to futures contracts and other financial instruments subject to the mark-to-market rules, the Internal Revenue Service has ruled in private letter rulings that a gain realized from such a futures contract or financial instrument will be treated as being derived from a security held for three months or more (regardless of the actual period for which the contract or instrument is held) if the gain arises as a result of a constructive sale under the mark-to-market rules, and will be treated as being derived from a security held for less than three months only if the contract or instrument is terminated (or transferred) during the taxable year (other than by reason of mark-to-market) and less than three months have elapsed between the date the contract or instrument is acquired and the termination date. In determining whether the 30% test is met for a taxable year, increases and decreases in the value of the Fund's futures contracts and other investments that qualify as part of a "designated hedge," as defined in the Code, may be netted.


--------------------------------------------------------------------------------

PART C.  OTHER INFORMATION


Item 24.  Financial Statements and Exhibits
     Financial Statements:

          (1) Included in the Retail Prospectus for the Money Market Fund, U.S. Treasury Money Market Fund (formerly, U.S. Federal Money Market
               Fund), U.S. Government Money Market Fund, and Tax-Exempt Money Market Fund:

               Financial Highlights for the Money Market Fund, U.S. Government Money Market Fund and Tax-Exempt Money Market Fund for the years ended October 31, 1996, October 31, 1995, October 31, 1994, October 31, 1993, October 31, 1992, October 31, 1991, October 31, 1990 and October 31, 1989 and the period from commencement of operations (March 16, 1988, August 1, 1988 and June 27, 1988 with respect to the Money Market Fund, U.S. Government Money Market Fund and Tax-Exempt Money Market Fund, respectively) to
               October 31, 1988.

               Financial Highlights for the U.S. Treasury Money Market Fund (formerly, U.S. Federal Money Market Fund) for the years ended October 31, 1996, October 31, 1995, October 31, 1994, October 31, 1993, October 31, 1992 and the period from commencement of operations (April 29, 1991 with respect to U.S. Treasury Money Market Fund (formerly, U.S. Federal Money Market Fund)) to October 31, 1991.

               Incorporated by reference into the Statement of Additional Information for the Money Market Fund, Institutional Money Market Fund, U.S. Treasury Money Market Fund (formerly, U.S. Federal Money Market Fund), U.S. Government Money Market Fund, and Tax-Exempt Money Market Fund:

               Reports of Independent Accountants -- December 6, 1996 -- Money Market Fund, U.S. Treasury Money Market Fund (formerly, U.S. Federal Money Market Fund), U.S. Government Money Market Fund, Tax-Exempt Money Market Fund and Institutional Money Market Fund.

               Statement of Assets and Liabilities -- October 31, 1996 -- Money Market Fund, U.S. Government Money Market Fund, U.S. Treasury Money Market Fund (formerly, U.S. Federal Money Market Fund), Tax-Exempt Money Market Fund and Institutional Money Market Fund.

               Schedule of Investments -- October 31, 1996 -- Money Market Fund, U.S. Treasury Money Market Fund (formerly, U.S. Federal Money Market Fund), U.S. Government Money Market Fund, Tax-Exempt Money Market Fund and Institutional Money Market Fund.

               Statement of Operations for the year ended October 31, 1996 -- Money Market Fund, U.S. Treasury Money Market Fund (formerly, U.S. Federal Money Market Fund), U.S. Government Money Market Fund, Tax-Exempt Money Market Fund and Institutional Money Market Fund.

               Statement of Changes in Net Assets for the years ended October 31, 1996 and October 31, 1995 -- Money Market Fund, U.S. Government Money Market Fund, Tax-Exempt Money Market Fund, U.S. Treasury Money Market Fund (formerly, U.S. Federal Money Market
               Fund) and Institutional Money Market Fund.

               Financial Highlights for the Money Market Fund, U.S. Government Money Market Fund and Tax-Exempt Money Market Fund for the years ended October 31, 1996, October 31, 1995, October 31, 1994, October 31, 1993, October 31, 1992, October 31, 1991, October 31, 1990 and October 31, 1989 and the period from commencement of operations (March 16, 1988, August 1, 1988 and June 27, 1988 with respect to the Money Market Fund, U.S. Government Money Market Fund and Tax-Exempt Money Market Fund, respectively) to October 31, 1988.

               Financial Highlights for the Institutional Money Market Fund and U.S. Treasury Money Market Fund (formerly, U.S. Federal Money Market Fund) for the years ended October 31, 1996, October 31, 1995, October 31, 1994, October 31, 1993, October 31, 1992, and
               the period from commencement of operations (April 26, 1991 and April 29, 1991 with respect to the Institutional Money Market Fund and U.S. Treasury Money Market Fund (formerly, U.S. Federal Money Market Fund), respectively) to October 31, 1991.

               Notes to Financial Statements -- October 31, 1996 -- Money Market Fund, U.S. Treasury Money Market Fund (formerly, U.S. Federal Money Market Fund), U.S. Government Money Market Fund, Tax-Exempt Money Market Fund and Institutional Money Market Fund.

          (2) Included in the Retail Prospectus for the Balanced Fund, Growth and Income Fund (formerly, Income and Growth Fund), Special Growth Fund, Equity Index Fund, MidCore Growth Fund and International Equity Fund:

               Financial Highlights for the Growth and Income Fund (formerly, Income and Growth Fund), Special Growth Fund and Equity Index Fund for the years ended October 31, 1996, October 31, 1995, October 31, 1994, October 31, 1993, October 31, 1992, October 31, 1991 and for the period from the commencement of operations (December 28, 1989 with respect to the Special Growth Fund and December 29, 1989 with respect to the Growth and Income (formerly, Income and Growth Fund), and Equity Index Fund) to October 31, 1990.

               Financial Highlights for the Balanced Fund for the years ended October 31, 1996, October 31, 1995, October 31, 1994, October 31, 1993 and for the period from commencement of operations (March 30, 1992 with respect to the Balanced Fund) to October 31, 1992.

               Financial Highlights for the MidCore Growth Fund for the years ended October 31, 1996, October 31, 1995, October 31, 1994 and for the period from commencement of operations (December 29, 1992 with respect to the MidCore Growth Fund) to October 31, 1993.

               Financial Highlights for the International Equity Fund for the years ended October 31, 1996, October 31, 1995 and for the period from commencement of operations (April 28, 1994 with respect to the International Equity Fund) to October 31, 1994.

          (3) Included in the Retail Prospectus for the Short-Term Bond Market Fund (formerly, Short-Intermediate Fixed Income Fund), Bond IMMDEX/TM Fund, Intermediate Bond Market Fund and Tax-Exempt Intermediate Bond Fund:

               Financial Highlights for the Short-Term Bond Market Fund (formerly, Short-Intermediate Fixed Income Fund) and Bond IMMDEX/TM Fund for the years ended October 31, 1996, October 31, 1995, October 31, 1994, October 31, 1993, October 31, 1992,
               October 31, 1991 and for the period from the commencement of operations (December 29, 1989 with respect to the Short-Term Bond Market Fund (formerly, Short-Intermediate Fixed Income Fund) and Bond IMMDEX/TM Fund to October 31, 1990.

               Financial Highlights for the Intermediate Bond Market Fund and Tax-Exempt Intermediate Bond Fund for the years ended October 31, 1996, October 31, 1995 and October 31, 1994 and for the period from commencement of operations (January 5, 1993 with respect to the Intermediate Bond Market Fund and February 8, 1993 with respect to the Tax-Exempt Intermediate Bond Fund) to October 31, 1993.

          (4) Included in the Institutional Prospectus for the Money Market Fund, Institutional Money Market Fund, U.S. Treasury Money Market Fund, U.S. Government Money Market Fund, Tax-Exempt Money Market Fund, Balanced Fund, Growth and Income Fund (formerly, Income and Growth Fund), Special Growth Fund, Equity Index Fund, MidCore Growth Fund, International Equity Fund, Short-Term Bond Market Fund (formerly, Short-Intermediate Fixed Income Fund), Bond IMMDEX/TM Fund, Intermediate Bond Market Fund and Tax-Exempt Intermediate Bond Fund:

               Financial Highlights for the Institutional Money Market Fund for the years ended October 31, 1996, October 31, 1995, October 31, 1994, October 31, 1993, October 31, 1992 and the period from commencement of operations (April 26, 1991) to October 31, 1991.

               Financial Highlights for the Money Market Fund, U.S. Government Money Market Fund and Tax-Exempt Money Market Fund for the years ended October 31, 1996, October 31, 1995, October 31, 1994, October 31, 1993, October 31, 1992, October 31, 1991, October 31, 1990 and October 31, 1989 and the period from commencement of operations (March 16, 1988, August 1, 1988 and June 27, 1988 with respect to the Money Market Fund, U.S. Government Money Market Fund and Tax-Exempt Money Market Fund, respectively) to October 31, 1988.

               Financial Highlights for the U.S. Treasury Money Market Fund (formerly, U.S. Federal Money Market Fund) for the years ended October 31, 1996, October 31, 1995, October 31, 1994, October 31, 1993, October 31, 1992 and the period from commencement of operations (April 29, 1991 with respect to U.S. Treasury Money Market Fund (formerly, U.S. Federal Money Market Fund)) to October 31, 1991.

               Financial Highlights for the Growth and Income Fund (formerly, Income and Growth Fund), Special Growth Fund and Equity Index Fund for the years ended October 31, 1996, October 31, 1995, October 31, 1994, October 31, 1993, October 31, 1992, October 31, 1991 and for the period from the commencement of operations (December 28, 1989 with respect to the Special Growth Fund and December 29, 1989 with respect to the Growth and Income (formerly, Income and Growth Fund), and Equity Index Fund) to October 31, 1990.

               Financial Highlights for the Balanced Fund for the years ended October 31, 1996, October 31, 1995, October 31, 1994, October 31, 1993 and for the period from commencement of operations (March 30, 1992 with respect to the Balanced Fund) to October 31, 1992.

               Financial Highlights for the MidCore Growth Fund for the years ended October 31, 1996, October 31, 1995, October 31, 1994 and for the period from commencement of operations (December 29, 1992 with respect to the MidCore Growth Fund) to October 31, 1993.

               Financial Highlights for the International Equity Fund for the years October 31, 1996, October 31, 1995 and for the period from commencement of operations (April 28, 1994 with respect to the International Equity Fund) to October 31, 1994.

               Financial Highlights for the Short-Term Bond Market Fund (formerly, Short-Intermediate Fixed Income Fund) and Bond IMMDEX/TM Fund for the years ended October 31, 1996, October 31, 1995, October 31, 1994, October 31, 1993, October 31, 1992,
               October 31, 1991 and for the period from the commencement of operations (December 29, 1989 with respect to the Short-Term Bond Market Fund (formerly, Short-Intermediate Fixed Income Fund) and Bond IMMDEX/TM Fund to October 31, 1990.

               Financial Highlights for the Intermediate Bond Market Fund and Tax-Exempt Intermediate Bond Fund for the years ended October 31, 1996, October 31, 1995 and October 31, 1994 and for the period from commencement of operations (January 5, 1993 with respect to the Intermediate Bond Market Fund and February 8, 1993 with respect to the Tax-Exempt Intermediate Bond Fund) to October 31, 1993.

          (5) Incorporated by reference in the Statement of Additional Information for the Short-Term Bond Market Fund, Intermediate Bond Market Fund, Tax-Exempt Intermediate Bond Fund, Bond IMMDEX/TM Fund, Balanced Fund, Growth and Income Fund, Equity Index Fund, MidCore Growth Fund, Special Growth Fund and International Equity Fund:

               Report of Independent Accountants -- December 6, 1996 -- Short-Term Bond Market Fund, Intermediate Bond Market Fund, Tax-Exempt Intermediate Bond Fund, and Bond IMMDEX/TM Fund.

               Statement of Assets and Liabilities -- October 31, 1996 -- Short-Term Bond Market Fund, Intermediate Bond Market Fund, Tax-Exempt Intermediate Bond Fund, and Bond IMMDEX/TM Fund.

               Schedule of Investments -- October 31, 1996 -- Short-Term Bond Market Fund, Intermediate Bond Market Fund, Tax-Exempt Intermediate Bond Fund, and Bond IMMDEX/TM Fund.
               Statement of Operations for the year ended October 31, 1996 -- Short-Term Bond Market Fund, Intermediate Bond Market Fund, Tax-Exempt Intermediate Bond Fund, and Bond IMMDEX/TM Fund.

               Statement of Changes in Net Assets for the years ended October 31, 1996 and October 31, 1995, -- Short-Term Bond Market Fund (formerly, Short-Intermediate Fixed Income Fund) Intermediate Bond Market Fund, Tax-Exempt Intermediate Bond Fund and Bond IMMDEX/TM Fund.

               Financial Highlights for the Short-Term Bond Market Fund and Bond IMMDEX/TM Fund for the years ended October 31, 1996, October 31, 1995, October 31, 1994, October 31, 1993, October 31, 1992,
               October 31, 1991 and for the period from the commencement of operations (December 29, 1989 with respect to the Short-Term Bond Market Fund and Bond IMMDEX/TM Fund) to October 31, 1990.

               Financial Highlights for the Intermediate Bond Market Fund and Tax-Exempt Intermediate Bond Fund for the years ended October 31, 1996, October 31, 1995 and October 31, 1994 and for the period from commencement of operations (January 5, 1993 with respect to the Intermediate Bond Market Fund and February 8, 1993 with respect to the Tax-Exempt Intermediate Bond Fund) to October 31, 1993.

               Notes to Financial Statements -- October 31, 1996 -- Short-Term Bond Market Fund (formerly, Short-Intermediate Fixed Income
               Fund), Intermediate Bond Market Fund, Tax-Exempt Intermediate Bond Fund, and Bond IMMDEX/TM Fund.

               Report of Independent Accountants -- December 6, 1996 -- Balanced Fund, Growth and Income Fund, Equity Index Fund, MidCore Growth Fund, Special Growth Fund and International Equity Fund.

               Statement of Assets and Liabilities -- October 31, 1996 -- Balanced Fund, Growth and Income Fund, Equity Index Fund, MidCore Growth Fund, Special Growth Fund and International Equity Fund.

               Schedule of Investments -- October 31, 1996 -- Balanced Fund, Growth and Income Fund, Equity Index Fund, MidCore Growth Fund, Special Growth Fund and International Equity Fund.

               Statement of Operations -- October 31, 1996 -- Balanced Fund, Growth and Income Fund, Equity Index Fund, MidCore Growth Fund, Special Growth Fund and International Equity Fund.

               Statement of Changes in Net Assets for the years ended October 31, 1996 and October 31, 1995, -- Growth and Income Fund, Equity Index Fund and Special Growth Fund, Balanced Fund, MidCore Growth Fund and International Equity Fund.

               Financial Highlights for the Growth and Income Fund, Special Growth Fund, and Equity Index Fund for the years ended October 31, 1996, October 31, 1995, October 31, 1994, October 31, 1993,
               October 31, 1992, October 31, 1991 and for the period from the commencement of operations (December 28, 1989 with respect to the Special Growth Fund and December 29, 1989 with respect to the Growth and Income and Equity Index Fund) to October 31, 1990.

               Financial Highlights for the Balanced Fund for the years ended October 31, 1996, October 31, 1995, October 31, 1994, October 31, 1993 and for the period from commencement of operations
               (March 30, 1992 with respect to the Balanced Fund) to October 31, 1992.

               Financial Highlights for the MidCore Growth Fund for the years ended October 31, 1996, October 31, 1995 and October 31, 1994 and for the period from commencement of operations (December 29, 1992 with respect to the MidCore Growth Fund) to October 31, 1993.

               Financial Highlights for the International Equity Fund for the years ended October 31, 1996, October 31, 1995 and for the period from the commencement of operations (April 28, 1994 with respect to the International Equity Fund) to October 31, 1994.

               Notes to Financial Statements -- October 31, 1996 -- Balanced Fund, Growth and Income Fund (formerly, Income and Growth Fund), Equity Index Fund, MidCore Growth Fund, Special Growth Fund and International Equity Fund.

          (6) Included in the Prospectus for the MicroCap Fund - Financial Highlights for the period from the commencement of operations (August 1, 1995) to June 30, 1996 and for the period from July 1, 1996 to October 31, 1996.

          (7) Incorporated by reference in the Statement of Additional Information for the MicroCap Fund --

               Report of Independent Accountants -- December 6, 1996 -- MicroCap Fund.

               Statement of Assets and Liabilities -- October 31, 1996 -- MicroCap Fund.

               Schedule of Investments -- October 31, 1996 -- MicroCap Fund.

               Statement of Operations -- and for the period from July 1, 1996 to October 31, 1996 -- MicroCap Fund.

               Statement of Changes in Net Assets for the period from January 1, 1996 to June 30, 1996 and for the period from July 1, 1996 to October 31, 1996 -- MicroCap Fund.

               Financial Highlights for the period from the commencement of operations (August 1, 1995) to June 30, 1996 and for the period from July 1, 1996 to October 31, 1996.

               Notes to Financial Statements -- October 31, 1996 --MicroCap
               Fund.

         (8) All required financial statements are included in Parts A and B hereof, or incorporated by reference. All other financial statements and schedules are inapplicable.

     (b) Exhibits

          (1) (a) Articles of Incorporation filed February 19, 1988 is incorporated by reference to Exhibit (1)(a) to Post-Effective Amendment No. 28 to the Registration Statement, filed February 15, 1996 ("Post-Effective Amendment No. 28").

               (b) Amendment No. 1 to the Articles of Incorporation filed June 30, 1989 is incorporated by reference to Exhibit (1)(b) to Post-Effective Amendment No. 28.

               (c) Amendment No. 2 to the Articles of Incorporation filed June 30, 1989 is incorporated by reference to Exhibit (1)(c) to Post-Effective Amendment No. 28.
               (d) Amendment No. 3 to the Articles of Incorporation filed November 12, 1991 is incorporated by reference to Exhibit
                    (1)(d) to Post-Effective Amendment No. 28.

               (e) Amendment No. 4 to the Articles of Incorporation filed August 18, 1992 is incorporated by reference to Exhibit
                    (1)(e) to Post-Effective Amendment No. 28.

               (f) Amendment No. 5 to the Articles of Incorporation filed October 23, 1992 is incorporated by reference to Exhibit
                    (1)(f) to Post-Effective Amendment No. 28.

               (g) Amendment No. 6 to the Articles of Incorporation filed January 26, 1993 is incorporated by reference to Exhibit
                    (1)(g) to Post-Effective Amendment No. 28.

               (h) Amendment No. 7 to the Articles of Incorporation filed February 10, 1994 is incorporated by reference to Exhibit
                    (1)(h) to Post-Effective Amendment No. 28.

              (i) Amendment No. 8 to the Articles of Incorporation filed December 29, 1994 is incorporated by reference to Exhibit
                    (1)(i) to Post-Effective Amendment No. 28.

              (j) Amendment No. 9 to the Articles of Incorporation filed July 20, 1995 is incorporated by reference to Exhibit (1)(j) to Post-Effective Amendment No. 28.

              (k) Amendment No. 10 to the Articles of Incorporation filed November 10, 1995 is incorporated by reference to Exhibit
                    (1)(k) to Post-Effective Amendment No. 28.
          (2) (a) Registrant's By-laws dated September 9, 1988 are incorporated by reference to Exhibit (2)(a) to Post-Effective Amendment No. 28.

               (b) Amendment to By-Laws as approved by the Registrant's Board of Directors on February 23, 1990 is incorporated by reference to Exhibit (2)(b) to Post-Effective Amendment No. 28.

               (c) Amendment to By-Laws as approved by the Registrant's Board of Directors on February 15, 1991 is incorporated by reference to Exhibit (2)(c) to Post-Effective Amendment No. 28.

               (d) Amendment to By-Laws as approved by the Registrant's Board of Directors on June 21, 1991 is incorporated by reference to Exhibit (2)(d) to Post-Effective Amendment No. 28.

          (3)  None.

          (4) (a) See Articles V and VII of the Articles of Incorporation which are incorporated by reference to Exhibits (1)(a) and
                    (1)(i) to Post-Effective Amendment No. 28 and Article II, Sections 1, 9 and 10 of Article III, Sections 1, 2 and 3 of
                    Article V and Section II of Article VII of the By-laws which are incorporated by reference to Exhibits 2(a)-2(d) of Post-Effective Amendment No. 28.

          (5) (a) Investment Advisory Agreement between Registrant and First Wisconsin Trust Company dated August 29, 1991 with respect to the Money Market Fund, U.S. Government Money Market Fund, Tax-Exempt Money Market Fund, Income and Growth Fund, Short-Intermediate Fixed Income Fund, Special Growth Fund, Bond IMMDEX/TM Fund, Equity Index Fund, Institutional Money Market Fund and U.S. Federal Money Market Fund is incorporated by reference to Exhibit (5)(a) to Post-Effective Amendment No. 28.

               (b) Assumption and Guarantee Agreement between First Wisconsin Trust Company and First Wisconsin Asset Management dated February 3, 1992 is incorporated by reference to Exhibit
                    (5)(b) to Post-Effective Amendment No. 28.

               (c) Investment Advisory Agreement between Registrant and First Wisconsin Asset Management dated March 27, 1992 with respect to the Balanced Fund is incorporated by reference to Exhibit
                    (5)(c) to Post-Effective Amendment No. 28.

               (d) Addendum No. 1 dated December 27, 1992 to Investment Advisory Agreement between Registrant and Firstar Investment Research and Management Company dated March 27, 1992 with respect to the MidCore Growth Fund and Intermediate Bond Market Fund is incorporated by reference to Exhibit (5)(d) to Post-Effective Amendment No. 28.

               (e) Addendum No. 2 dated February 5, 1993, to Investment Advisory Agreement between the Registrant and Firstar Investment Research and Management Company dated March 27, 1992 with respect to the Tax-Exempt Intermediate Bond Fund is incorporated by reference to Exhibit (5)(e) to Post-Effective Amendment No. 28.

               (f) Assumption and Guarantee Agreement between Firstar Trust Company and Firstar Investment Research and Management Company dated June 17, 1993 with respect to the Income and Growth Fund is incorporated by reference to Exhibit (5)(f) to Post-Effective Amendment No. 28.

               (g) Addendum No. 3 dated April 26, 1994, to Investment Advisory Agreement between the Registrant and Firstar Investment Research and Management Company dated March 27, 1992 with respect to the International Equity Fund is incorporated by reference to Exhibit (5)(g) to Post-Effective Amendment No. 28.

               (h) Sub-Advisory Agreement among Firstar Investment Research and Management Company, the Registrant and State Street Bank and Trust Company dated April 26, 1994, with respect to the International Equity Fund is incorporated by reference to Exhibit (5)(h) to Post-Effective Amendment No. 28.

               (i) Addendum No. 4 to the Investment Advisory Agreement between Registrant and Firstar Investment Research and Management Company dated March 27, 1992 with respect to the MicroCap Fund is incorporated by reference to Exhibit (5)(i) to Post-Effective Amendment No. 28.

               (j) Form of Addendum No. 5 to the Investment Advisory Agreement between Registrant and Firstar Investment Research & Management Company dated March 27, 1992 with respect to the Balanced Income Fund is incorporated by reference to Exhibit
                    (5)(j) to Post-Effective Amendment No. 28.

          (6) (a) Distribution Agreement between Registrant and B.C. Ziegler & Company dated as of January 1, 1995, with respect to Money Market Fund, U.S. Government Money Market Fund, Tax-Exempt Money Market Fund, Growth and Income Fund, Short-Term Bond Market Fund, Special Growth Fund, Bond IMMDEX/TM Fund, Equity Index Fund, Institutional Money Market Fund, U.S. Treasury Money Market Fund, Balanced Fund, Intermediate Bond Market Fund, MidCore Growth Fund, Tax-Exempt Intermediate Bond Fund and International Equity Fund is incorporated by reference to Exhibit (6)(a) to Post-Effective Amendment No. 28.

               (b) Addendum No. 1 to the Distribution Agreement between Registrant and B.C. Ziegler and Company dated as of January 1, 1995 with respect to the MicroCap Fund is incorporated by reference to Exhibit (6)(b) to Post-Effective Amendment No. 28.

                (c) Form of Addendum No. 2 to the Distribution Agreement between
                    Registrant and B.C. Ziegler and Company dated as of January 1, 1995 with respect to the Balanced Income Fund is incorporated by reference to Exhibit (6)(c) to Post-Effective Amendment No. 28.

          (7) Deferred Compensation Plan dated September 16, 1994 and Deferred Compensation Agreement between Registrant and its Directors is incorporated by reference to Exhibit (7) to Post-Effective Amendment No. 28.

          (8) (a) Custodian Agreement between Registrant and First Wisconsin Trust Company dated July 29, 1988 is incorporated by reference to Exhibit (8)(a) to Post-Effective Amendment No. 28.

               (b) Letter dated December 28, 1989 with respect to the Custodian Agreement with respect to the Equity Index Fund is incorporated by reference to Exhibit (8)(b) to Post-Effective Amendment No. 28.

               (c) Revised Mutual Fund Custodial Agent Service Annual Fee Schedule dated February 23, 1990 to the Custodian Agreement is incorporated by reference to Exhibit (8)(c) to Post-Effective Amendment No. 28.

               (d) Amendment dated May 1, 1990 to the Custodian Agreement between Registrant and First Wisconsin Trust Company is incorporated by reference to Exhibit (8)(d) to Post-Effective Amendment No. 28.

               (e) Letter dated April 19, 1991 with respect to the Custodian Agreement with respect to the Institutional Money Market Fund and U.S. Federal Money Market Fund is incorporated by reference to Exhibit (8)(e) to Post-Effective Amendment No. 28.

               (f) Letter dated March 27, 1992 with respect to the Custodian Agreement with respect to the Balanced Fund is incorporated by reference to Exhibit (8)(f) to Post-Effective Amendment No. 28.

               (g) Letter dated December 27, 1992 with respect to the Custodian Agreement with respect to the Intermediate Bond Market Fund and MidCore Growth Fund is incorporated by reference to Exhibit (8)(g) to Post-Effective Amendment No. 28.

               (h) Letter dated February 5, 1993 with respect to the Custodian Agreement with respect to the Tax-Exempt Intermediate Bond Fund is incorporated by reference to Exhibit (8)(h) to Post-Effective Amendment No. 28.
               (i) Custodian Arrangement between Registrant and State Street Bank and Trust Company dated April 26, 1994 is incorporated by reference to Exhibit (8)(i) to Post-Effective Amendment No. 29 to the Registration Statement, filed October 28, 1996 ("Post-Effective Amendment No. 29").

               (j) Letter Agreement dated August 1, 1995 with respect to the Custodian Agreement with respect to the MicroCap Fund is incorporated by reference to Exhibit (8)(j) to Post-Effective Amendment No. 28.

               (k) Form of Letter Agreement with respect to the Custodian Agreement with respect to the Balanced Income Fund is incorporated by reference to Exhibit (8)(k) to Post-Effective Amendment No. 28.

          (9) (a) Co-Administration Agreement Among the Registrant, B.C. Ziegler & Company and Firstar Trust Company dated as of January 1, 1995 is incorporated by reference to Exhibit (9)(a) to Post-Effective Amendment No. 28.

               (b) Addendum No. 1 to the Co-Administration Agreement among the Registrant, B.C. Ziegler and Company and Firstar Trust Company dated as of January 1, 1995 with respect to the MicroCap Fund is incorporated by reference to Exhibit (9)(b) to Post-Effective Amendment No. 28.

               (c) Form of Addendum No. 2 to the Co-Administration Agreement among the Registrant, B.C. Ziegler and Company and Firstar Trust Company dated as of January 1, 1995 with respect to the Balanced Income Fund is incorporated by reference to Exhibit (9)(c) to Post-Effective Amendment No. 28.

               (d) Fund Accounting Servicing Agreement dated March 23, 1988 between Registrant and First Wisconsin Trust Company is incorporated by reference to Exhibit (9)(d) to Post-Effective Amendment No. 28.

               (e) Letter dated July 29, 1988 with respect to the Fund Accounting Servicing Agreement is incorporated by reference to Exhibit (9)(e) to Post-Effective Amendment No. 28.

               (f) Letter dated December 28, 1989 with respect to the Fund Accounting Servicing Agreement with respect to the Equity Index Fund is incorporated by reference to Exhibit (9)(f) to Post-Effective Amendment No. 28.

               (g) Letter dated April 19, 1991 with respect to the Fund Accounting Servicing Agreement with respect to the Institutional Money Market Fund and U.S. Federal Money Market Fund is incorporated by reference to Exhibit (9)(g) to Post-Effective Amendment No. 28.

               (h) Letter dated March 27, 1992 with respect to the Fund Accounting Servicing Agreement with respect to the Balanced Fund is incorporated by reference to Exhibit (9)(h) to Post-Effective Amendment No. 28.

               (i) Letter dated December 27, 1992 with respect to the Fund Accounting Servicing Agreement with respect to the Intermediate Bond Market Fund and MidCore Growth Fund is incorporated by reference to Exhibit (9)(i) to Post-Effective Amendment No. 28.

               (j) Letter dated February 5, 1993 with respect to the Fund Accounting Servicing Agreement with respect to the Tax-Exempt Intermediate Bond Fund is incorporated by reference to Exhibit (9)(j) to Post-Effective Amendment No. 29.

               (k) Revised Fund Valuation and Accounting Fee Schedule dated February 23, 1990 to the Fund Accounting Servicing Agreement with respect to the Money Market Fund, Tax-Exempt Money Market Fund and U.S. Government Money Market Fund is incorporated by reference to Exhibit (9)(k) to Post-Effective Amendment No. 28.

               (l) Revised Fund Valuation and Accounting Fee Schedule dated February 23, 1990 to the Fund Accounting Servicing Agreement with respect to the Equity Index Fund is incorporated by reference to Exhibit (9)(l) to Post-Effective Amendment No. 28.

               (m) Revised Fund Valuation and Accounting Fee Schedule dated November 1, 1990 to the Fund Accounting and Servicing Agreement with respect to the Equity Index Fund, Income and Growth Fund, Special Growth Fund, Short-Intermediate Fixed Income Fund, and Bond IMMDEX/TM Fund is incorporated by reference to Exhibit (9)(m) to Post-Effective Amendment No. 28.

               (n) Letter Agreement dated August 1, 1995 with respect to the Fund Accounting Servicing Agreement with respect to the MicroCap Fund is incorporated by reference to Exhibit (9)(n) to Post-Effective Amendment No. 28.

               (o) Form of Letter Agreement with respect to the Fund Accounting Servicing Agreement with respect to the Balanced Income Fund is incorporated by reference to Exhibit (9)(o) to Post-Effective Amendment No. 28.

               (p) Shareholder Servicing Agent Agreement dated March 23, 1988 between Registrant and First Wisconsin Trust Company is incorporated by reference to Exhibit (9)(p) to Post-Effective Amendment No. 28.

               (q) Letter dated July 29, 1988 with respect to Shareholder Servicing Agent Agreement is incorporated by reference to Exhibit (9)(q) to Post-Effective Amendment No. 28

               (r) Letter dated December 28, 1989 with respect to the Shareholder Servicing Agent Agreement with respect to the Equity Index Fund is incorporated by reference to Exhibit
                    (9)(r) to Post-Effective Amendment No. 28.

               (s) Letter dated April 23, 1991 with respect to the Shareholder Servicing Agent Agreement with respect to the Institutional Money Market Fund and U.S. Federal Money Market Fund is incorporated by reference to Exhibit (9)(s) to Post-Effective Amendment No. 28.

               (t) Letter dated March 27, 1992 with respect to the Shareholder Servicing Agent Agreement with respect to the Balanced Fund is incorporated by reference to Exhibit (9)(t) to Post-Effective Amendment No. 28.

               (u) Letter dated December 27, 1992 with respect to the Shareholder Servicing Agent Agreement with respect to the Intermediate Bond Market Fund and MidCore Growth Fund is incorporated by reference to Exhibit (9)(u) to Post-Effective Amendment No. 28.

               (v) Letter dated February 5, 1993 with respect to the Shareholder Servicing Agent Agreement with respect to the Tax-Exempt Intermediate Bond Fund is incorporated by reference to Exhibit (9)(v) to Post-Effective Amendment No. 29.

               (w) Letter dated April 26, 1994 with respect to the Shareholder Servicing Agent Agreement with respect to the International Equity Fund is incorporated by reference to Exhibit (9)(w) to Post-Effective Amendment No. 28.

               (x) Amendment dated May 1, 1990 to the Shareholder Servicing Agent Agreement between Registrant and First Wisconsin Trust Company is incorporated by reference to Exhibit (9)(x) to Post-Effective Amendment No. 28.

               (y) Letter Agreement dated August 1, 1995 with respect to Shareholder Servicing Agent Agreement with respect to the MicroCap Fund is incorporated by reference to Exhibit (9)(y) to Post-Effective Amendment No. 28.

               (z) Form of Letter with respect to Shareholder Servicing Agent Agreement with respect to the Balanced Income Fund is incorporated by reference to Exhibit (9)(z) to Post-Effective Amendment No. 28.

               (aa) Plan of Reorganization is incorporated by reference to
                    Exhibit (9)(aa) to Post-Effective Amendment No. 28.

               (ab) Purchase and Assumption Agreement dated February 22, 1988 is incorporated by reference to Exhibit (9)(ab) to Post-Effective Amendment No. 28.

               (ac) Amended and Restated Service Plan and Servicing Agreement.

          (10)      Opinion and Consent of Counsel.

          (11) (a)  Consent of Drinker Biddle & Reath.

               (b)  Consent of Price Waterhouse L.L.P.

          (12) None.

          (13) (a) Purchase Agreement between Registrant and ALPS Securities, Inc. is incorporated by reference to Exhibit (13)(a) to Post-Effective Amendment No. 29.

               (b) Purchase Agreement between ALPS Securities, Inc. and Sunstone Financial Group, Inc. is incorporated by reference to Exhibit (13)(b) to Post-Effective Amendment No. 29.

         (14) Individual Retirement Account Documents is incorporated by reference to Exhibit (14) to Post-Effective Amendment No. 28.

         (14)  (a)  Amended and Restated Distribution and Service Plan and Form
                    of Distribution and Servicing Agreement.

          (15) (a) Schedule for Computation of Performance Quotations -- Money Market Fund is incorporated by reference to Exhibit (16)(a) to Post-Effective Amendment No. 28.



1. Filed with the SEC on December 27, 1996 and August 27, 1996 (with respect to the MicroCap Fund) under Rule 24f-2 as part of Registrant's Rule 24f-2 Notice.
               (b) Schedule for Computation of Performance Quotations -- Tax-Exempt Money Market Fund is incorporated by reference to Exhibit (16)(b) to Post-Effective Amendment No. 28.

               (c) Schedule for Computation of Performance Quotations -- U.S. Government Money Market Fund is incorporated by reference to Exhibit (16)(c) to Post-Effective Amendment No. 28.

               (d) Schedule of Computation of Performance Quotations -- Growth and Income Fund is incorporated by reference to Exhibit
                    (16)(d) to Post-Effective Amendment No. 28.

               (e) Schedule of Computation of Performance Quotations -- Short-Term Bond Market Fund is incorporated by reference to Exhibit (16)(e) to Post-Effective Amendment No. 28.

               (f) Schedule of Computation of Performance Quotations -- Special Growth Fund is incorporated by reference to Exhibit (16)(f) to Post-Effective Amendment No. 28.

               (g) Schedule of Computation of Performance Quotations -- Bond IMMDEX/TM Fund is incorporated by reference to Exhibit
                    (16)(g) to Post-Effective Amendment No. 28.

               (h) Schedule of Computation of Performance Quotations -- Equity Index Fund is incorporated by reference to Exhibit (16)(h) to Post-Effective Amendment No. 28.

               (i) Schedule of Computation of Performance Quotations -- Institutional Money Market Fund is incorporated by reference to Exhibit (16)(i) to Post-Effective Amendment No. 28.

               (j) Schedule of Computation of Performance Quotations -- U.S. Treasury Money Market Fund is incorporated by reference to Exhibit (16)(j) to Post-Effective Amendment No. 28.

               (k) Schedule of Computation of Performance Quotations -- Balanced Fund is incorporated by reference to Exhibit
                    (16)(k) to Post-Effective Amendment No. 28.

               (l) Schedule of Computation of Performance Quotations -- MidCore Growth Fund is incorporated by reference to Exhibit (16)(l) to Post-Effective Amendment No. 28.

               (m) Schedule of Computation of Performance Quotations -- Intermediate Bond Market Fund is incorporated by reference to Exhibit (16)(m) to Post-Effective Amendment No. 28.

               (n) Schedule of Computation of Performance Quotations -- Tax-Exempt Intermediate Bond Fund is incorporated by reference to Exhibit (16)(n) to Post-Effective Amendment No. 28.

               (o) Schedule of Computation of Performance Quotations -- International Equity Fund is incorporated by reference to Exhibit (16)(o) to Post-Effective Amendment No. 28.

               (p) Schedule of Computation of Performance Quotations -- MicroCap Fund is incorporated by reference to Exhibit
                    (16)(p) to Post-Effective Amendment No. 29.

         (17) Financial Data Schedules.

         (18) Amended and Restated Plan Pursuant to Rule 18f-3 for Operation of a Multi-Series System is incorporated by reference to Exhibit
               (18) to Post-Effective Amendment No. 28.

         (24) (a) The Audited Financial Statements and related notes thereto included in the Annual Report for the year ended October 31, 1996 for the Short-Term Bond Market Fund, Intermediate Bond Market Fund, Tax-Exempt Intermediate Bond Fund and Bond IMMDEX/TM Fund are incorporated by reference to the Annual Report filed with the Securities and Exchange Commission on December 30, 1996 pursuant to Rule 30b2-1 of the Investment Company Act of 1940 (Nos. 33-18255 and 811-5380).

              (b) The Audited Financial Statements and related notes thereto included in the Annual Report for the year ended October 31, 1996 for the Balanced Fund, Growth and Income Fund, Equity Index Fund, MidCore Growth Fund, Special Growth Fund and International Equity Fund are incorporated by reference to the Annual Report filed with the Securities and Exchange Commission on December 30, 1996 pursuant to Rule 30b2-1 of the Investment Company Act of 1940 (Nos. 33-18255 and 811-
                    5380).

              (c) The Audited Financial Statements and related notes thereto included in the Annual Report for the year ended October 31, 1996 for the Money Market Fund, U.S. Treasury Money Market Fund, U.S. Government Money Market Fund and Tax-Exempt Money Market Fund are incorporated by reference to the Annual Report filed with the Securities and Exchange Commission on December 30, 1996 pursuant to Rule 30b2-1 of the Investment Company Act of 1940 (Nos. 33-18255 and 811-5380).

              (d) The Audited Financial Statements and related notes thereto included in the Annual Report for the years ended October 31, 1996 for the Institutional Money Market Fund are incorporated by reference to the Annual Report filed with the Securities and Exchange Commission on December 30, 1996 pursuant to Rule 30b2-1 of the Investment Company Act of 1940 (Nos. 33-18255 and 811-5380).

              (e) The Audited Financial Statements and related notes thereto included in the Annual Report for the period ended October 31, 1996 for the MicroCap Fund are incorporated by reference to the Annual Report filed with the Securities and Exchange Commission on December 30, 1996 pursuant to Rule 30b2-1 of the Investment Company Act of 1940 (Nos. 33-18255 and 811-
                    5380).


Item 25. Persons Controlled By or Under Common Control with Registrant
         -------------------------------------------------------------

         Registrant is controlled by its Board of Directors.

Item 26. Number of Holders of Securities
         -------------------------------
         As of January 31, 1997:


                                                   Number of
       Title of Class              Series        Record Holders
---------------------------     ------------    ---------------

Money Market Fund            1-A                     5,379

Tax-Exempt Money Market      2-A                     399
Fund

U.S. Government Money        3-A                     329

Market Fund

Institutional Money Market   4-A                     73
Fund

U.S. Treasury Money Market   5-A                     116
Fund

Special Growth Fund          6-Institutional         472
                             6-A                     6,568

Bond IMMDEX/TM Fund          7-Institutional         148
                             7-A                     886

Equity Index Fund            8-Institutional         164
                             8-A                     1,560

Growth and Income Fund       9-Institutional         188
                             9-A                     3,172

Short-Term Bond Market Fund  10-Institutional        68
                             10-A                    1,569

Balanced Fund                11-Institutional        175
                             11-A                    1,379

MidCore Growth Fund          12-Institutional        93
                             12-A                    812

Intermediate Bond Market     13-Institutional        37
Fund                         13-A                    272

Tax-Exempt Intermediate      14-Institutional        15
Bond Fund                    14-A                    159

International Equity Fund    15-Institutional        46
                             15-A                    318

MicroCap Fund                16-Institutional        23
                             16-A                    169


Item 27.  Indemnification
          ---------------

          Indemnification of Registrant's principal underwriter, custodians and transfer agents against certain losses is provided for, respectively, in Section
1.9 of the Distribution Agreement, incorporated by reference as Exhibit (6)(a) hereto, Section 11 of the Custodian Agreement, incorporated by reference as Exhibit (8)(a) hereto, and Section 6(c) of the Shareholder Servicing Agent Agreement incorporated by reference as Exhibit (9)(p) hereto. Registrant has obtained from a major insurance carrier a directors' and officers' liability policy covering certain types of errors and omissions.

          Article IX of Registrant's Articles of Incorporation, incorporated by reference as Exhibit (1)(a) hereto, provides for the indemnification of Registrant's directors and officers to the full extent permitted by the Wisconsin Business Corporation Law and the Investment Company Act of 1940.

          Article VII of the By-laws of the Registrant, incorporated by reference as Exhibit (2)(a) hereto, provides that officers and directors of the Registrant shall be indemnified by the Registrant against judgments, penalties, fines, excise taxes, settlements and reasonable expenses (including attorney's fees) incurred in connection with a legal action, suit or proceeding to the full extent permissible under the Wisconsin Business Corporation Law, the Securities Act of 1933 and the Investment Company Act of 1940.

          In no event will Registrant indemnify any of its directors or officers against any liability to which such person would otherwise be subject by reason of his willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Registrant will comply with Rule 484 under the Securities Act of 1933 and Release No. 11330 under the Investment Company Act of 1940 in connection with any indemnification.

          Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 28.  Business and Other Connections of Investment Adviser
          ----------------------------------------------------
          Firstar Investment Research and Management Company, investment adviser to the Money Market Fund, Institutional Money Market Fund, U.S. Treasury Money Market Fund, U.S. Government Money Market Fund, Tax-Exempt Money Market Fund, Short-Term Bond Market Fund, Growth and Income Fund, Special Growth Fund, Bond IMMDEX/TM Fund, Equity Index Fund, Balanced Fund, Intermediate Bond Market Fund, MidCore Growth Fund, Tax-Exempt Intermediate Bond Fund, International Equity Fund and MicroCap Fund, is a registered investment adviser under the Investment Advisers Act of 1940.

          To Registrant's knowledge, none of the directors or senior executive officers of Firstar Investment Research and Management Company, except those set forth below, is, or has been at any time during Registrant's past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers of Firstar Investment Research and Management Company also hold various positions with, and engage in business for, their respective affiliates. Set forth below are the names and principal businesses of the directors and certain of the senior executive officers of Firstar Investment Research and Management Company who are or have been engaged in any other business, profession, vocation or employment of a substantial nature.


        FIRSTAR INVESTMENT RESEARCH AND MANAGEMENT COMPANY

                 Position with
                 Firstar Investment
                 Research and              Other Business          Type of
Name             Management Company        Connections             Business
----             ------------------        --------------          ---------

John A. Becker      Director               President, Firstar      Bank
                                           Corporation, 777 E.     Holding Co.
                                           Wisconsin Avenue,
                                           Milwaukee, WI 53201

J. Scott Harkness   Director and           None
                    Chairman

Steven R. Parish    Director               Executive Vice          Bank
                                           President, Firstar      Holding Co.
                                           Corporation, 777
                                           E. Wisconsin Avenue,
                                           Suite 800
                                           Milwaukee, WI 53201

Mary Ellen Stanek   Director, Chief        Vice President,         Investment
                    Operating Officer      Portico Funds, Inc.     Company
                    and President          Portico Funds
                                           Center, 615 East
                                           Michigan Street,
                                           P.O. Box 3011,
                                           Milwaukee, WI
                                           53201-3011

Matthew Uselman     Director               Senior Vice             Bank
                                           President,
                                           Firstar Bank
                                           Wisconsin
                                           1 South Pinckney,
                                           Suite 401
                                           Madison, WI  53703

Robert L. Webster   Director               President,              Trust Company
                                           Firstar Trust
                                           Company, 777 E.
                                           Wisconsin Avenue,
                                           Milwaukee, WI  53202


State Street Global Advisors serves as sub-investment adviser to the International Equity Fund. State Street Global Advisors is an area of State Street Bank and Trust Company, a Massachusetts bank, and currently manages large institutional accounts and collective investment funds.

To Registrant's knowledge, none of the directors or senior executive officers of State Street Global Advisors except those set forth below, is, or has been at any time during Registrant's past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers of State Street Global Advisors also hold various positions with, and engage in business for, their respective affiliates. Set forth below are the names and principal businesses of the directors and certain of the senior executive officers of State Street Global Advisors who are or have been engaged in any other business, profession, vocation or employment of a substantial nature.


                      STATE STREET GLOBAL ADVISORS

                            Position with         Other Business
                            State Street          Connections and
Name                        Global Advisors       Address*
----                        ---------------       ----------------

Tenley E. Albright,         Director              Chairman, Western
M.D.                                              Resources, Inc.

Joseph A. Baute             Director              Consultant to Markem
                                                    Corporation
                                                  Former Chairman/CEO


L. MacAlister Booth         Director              Retired Chairman, President
                                                  and CEO, Polaroid Corporation

Marshall N. Carter          Chairman              Director, Euroclear;
                            and CEO               Director, Orbis Inter-
                                                  national

James I. Cash, Jr.          Director              Professor of Business
                                                  Administration, Harvard
                                                  Business School

Truman S. Casner            Director              Partner, Ropes & Gray

Nader F. Darehshori         Director              Chairman, President and CEO,
                                                  Houghton Mifflin Company

Arthur L. Goldstein         Director              Chairman and CEO, Ionics,
                                                  Incorporated

Charles F. Kaye             Director              President, Transportation
                                                  Investments, Inc.

John M. Kucharski           Director              Chairman and CEO,
                                                  EG&G, Inc.

Charles R. LaMantia         Director              President and CEO,
                                                  Arthur D. Little, Inc.

David B. Perini             Director              Chairman and President,
                                                  Perini Corporation

Dennis J. Picard            Director              Chairman and CEO, Raytheon
                                                  Company, Position with State
                                                  Street other Business

Alfred Poe                  Director              Former President, Meal
                                                  Enhancement Group, Campbell
                                                  Soup Company

Bernard W. Reznicek         Director              National Director - Utility
                                                  Marketing Central States
                                                  Indemnity Co. of Omaha

David A. Spina              President and         Chairman, Massachusetts
                            Chief Oper-           Housing Investment
                            ating Officer         Corporation, Director,
                                                  Metropolitan Boston Housing
                                                  Partnership, Inc., Chairman,
                                                  Dana Hall School

Robert E. Weissman          Director              Chairman and CEO,
                                                  Cognizant Corporation

* Address of all individuals: State Street Boston Corporation, 225 Franklin Street, Boston, Massachusetts 02110.

Item 29.  Principal Underwriter
          ---------------------

          (a) B.C. Ziegler & Company ("B.C. Ziegler"), the Registrant's current principal underwriter, serves as principal underwriter of the shares of the Principal Preservation Funds, American Tax-Exempt Bond Trust, Series 1 (and subsequent series); Ziegler U.S. Government Securities Trust, Series 1 (and subsequent series); American Income Trust, Series 1 (and subsequent series); Ziegler Money Market Trust; and The Insured American Tax-Exempt Bond Trust, Series 1 (and subsequent series).

          (b) To the best of Registrant's knowledge, the directors and executive officers of B.C. Ziegler & Company are as follows:

                                                        Positions and
Name and Principal          Position and Offices with   Offices with
Business Address            B. C. Ziegler               Registrant
------------------          --------------------        --------------

R. Douglas Ziegler          Chairman of the Board and   None
                            Director

Peter D. Ziegler            President, Chief Executive  None
                            Officer and Director

S. Charles O'Meara          Senior Vice President and   None
                            General Counsel and
                            Director

D. A. Schlosser             Senior Vice President -     None
                            Acquisition



                                                        Positions and
Name and Principal          Position and Offices with   Offices with
Business Address            B. C. Ziegler               Registrant
------------------          --------------------        --------------

Donald A. Carlson, Jr.      Senior Vice President       None

J.C. Wagner                 Senior Vice                 None
                            President -
                            Retail Sales

Neil L. Fuerbringer         Senior Vice President -     None
                            Administration

Michael P. Doyle            Senior Vice President -     None
                            Retail Operations

Lynn R. Van Horn            Senior Vice President -     None
                            Finance and Director

Ronald N. Spears            Senior Vice President       None

Jeffrey C. Vredenbregt      Vice President, Treasurer,  None
                            Controller and Director

Charles G. Stevens          Vice President - Marketing  None
                            Director

Jack H. Downer              Vice President -            None
                            MIS Director

Robert J. Tuszynski         Senior Vice President       None

Gerry Aman                  Vice President - Insurance  None



                                                        Positions and
Name and Principal          Position and Offices with   Offices with
Business Address            B. C. Ziegler               Registrant
------------------          --------------------        --------------

Sheila K. Hittman           Vice President - Personnel  None

Robert J. Johnson           Vice President -            None
                            Compliance

James M. Bushman            Vice President -            None
                            Recruiting and Training
                            Coordinator

Lay C. Rosenheimer          Vice President - Bond       None
                            Sales Control

Darrell P. Frank            Vice President - Director   None
                            of Strategic Change

M.L. McBain                 Vice President -            None
                            Equity Securities

James L. Brendemuehl        Vice President - Managed    None
                            Products

Ronald C. Strzok            Vice President -            None
                            Administration

Jerome Ferrara, Jr.         Assistant Vice President -  None
                            Mutual Funds

Janine R. Yovanovich        Corporate Secretary         None

Kathleen A. Lochen          Assistant Secretary         None



                                                        Positions and
Name and Principal          Position and Offices with   Offices with
Business Address            B. C. Ziegler               Registrant
------------------          --------------------        --------------

The address of each of the foregoing is 215 North Main Street, West Bend, Wisconsin 53095, (414) 334-5521.


          (e)  None.


Item 30.  Location of Accounts and Records
          --------------------------------

     (1) Firstar Trust Company, 615 E. Michigan Street, Milwaukee, WI 53201 (records relating to its function as custodian, transfer agent, fund accounting servicing agent, shareholder servicing agent and co-administrator).

     (2) Firstar Investment Research and Management Company, First Wisconsin Center, 777 E. Wisconsin Avenue, Suite 1800, Milwaukee, WI 53202 (records relating to its function as investment adviser).

     (3) State Street Global Advisors, Two International Plaza, Boston, MA 02110, (records relating to its function as sub-investment adviser for the International Equity Fund).

     (4) State Street Bank and Trust Company, Two International Plaza, Boston, MA 02110, (records relating to its function as custodian and fund accounting service agent for the International Equity Fund).

     (5) B.C. Ziegler & Company, 215 North Main Street, West Bend, Wisconsin 53095-3348 (records relating to its functions as distributor and co-administrator).

     (6) Drinker Biddle & Reath, Philadelphia National Bank Building, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107 (Registrant's Articles of Incorporation, By-laws and Minute Books).


Item 31.  Management Services
          -------------------

          None.


Item 32.  Undertakings
          ------------

     (1) The Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.






                            SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 30 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, and Commonwealth of Pennsylvania, on the 28th day of February, 1997.

                         PORTICO FUNDS, INC.
                         Registrant


                         By   *James M. Wade
                              --------------
                              President


          Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 30 to the Registration Statement of the Registrant has been signed by the following persons in the capacities and on the dates indicated:


 Signature                   Title                          Date
------------                 ------                       --------
                       Chairman, President
*James M. Wade         and Treasurer                   February 28, 1997
---------------
(James M. Wade)

*Richard Riederer      Director                        February 28, 1997
-----------------
(Richard Riederer)

*Jerry Remmel          Director                        February 28, 1997
--------------
(Jerry Remmel)

*Glen R. Bomberger     Director                        February 28, 1997
------------------
(Glen R. Bomberger)

*Charles R. Roy        Director                        February 28, 1997
----------------
(Charles R. Roy)

*By /s/ W. Bruce McConnel, III                         February 28, 1997
    --------------------------
W. Bruce McConnel, III
    Attorney-in-fact

-------------------------------------------------------------------------------


                        POWER OF ATTORNEY

          Charles R. Roy, whose signature appears below, does hereby constitute and appoint James M. Wade and W. Bruce McConnel, III, and either of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or either of them, may deem necessary or advisable or which may be required to enable Portico Funds, Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's Registration Statement under the said Acts, and any and all amendments (including post-effective amendments) thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company said Registration Statement and any and all such amendments thereto that are filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.


Date:     February 23, 1990             /s/ Charles R. Roy
                                        ------------------
                                        Charles R. Roy




                        POWER OF ATTORNEY

          Glen R. Bomberger, whose signature appears below, does hereby constitute and appoint James M. Wade and W. Bruce McConnel, III, and either of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or either of them, may deem necessary or advisable or which may be required to enable Portico Funds, Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's Registration Statement under the said Acts, and any and all amendments (including post-effective amendments) thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company said Registration Statement and any and all such amendments thereto that are filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.


Date:     February 23, 1990             /s/ Glen R. Bomberger
                                        Glen R. Bomberger




                        POWER OF ATTORNEY

          James M. Wade, whose signature appears below, does hereby constitute and appoint W. Bruce McConnel, III his true and lawful attorney and agent, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable Portico Funds, Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's Registration Statement under the said Acts, and any and all amendments (including post-effective amendments) thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company said Registration Statement and any and all such amendments thereto that are filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

Date:     February 23, 1990             /s/ James M. Wade
                                        James M. Wade



                        POWER OF ATTORNEY

          Richard K. Riederer, whose signature appears below, does hereby constitute and appoint James M. Wade and W. Bruce McConnel, III, and either of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or either of them, may deem necessary or advisable or which may be required to enable Portico Funds, Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's Registration Statement under the said Acts, and any and all amendments (including post-effective amendments) thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company said Registration Statement and any and all such amendments thereto that are filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.

Date:     February 23, 1990             /s/ Richard K. Riederer
                                        Richard K. Riederer




                        POWER OF ATTORNEY

          Jerry Remmel, whose signature appears below, does hereby constitute and appoint James M. Wade and W. Bruce McConnel, III, and either of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or either of them, may deem necessary or advisable or which may be required to enable Portico Funds, Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's Registration Statement under the said Acts, and any and all amendments (including post-effective amendments) thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company said Registration Statement and any and all such amendments thereto that are filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.

Date:     February 23, 1990             /s/ Jerry Remmel
                                        Jerry Remmel

-------------------------------------------------------------------------------


PORTICO FUNDS, INC.

                     CERTIFICATE OF SECRETARY

     The following resolution was duly adopted by the Board of Directors of Portico Funds, Inc. on February 21, 1997 and remains in effect on the date hereof:

          FURTHER RESOLVED, that the directors and officers of the Company who may be required to execute any amendments to the Registration Statement of the Company be, and each of them hereby is, authorized to execute a Power of Attorney appointing James M. Wade and W. Bruce McConnel, III, and either of them, their true and lawful attorney or attorneys, to execute in their name, place and stead, in their capacity as director or officer, or both, of the Company any and all amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and either of said attorneys shall have the power to act thereunder with or without the other said attorney and shall have full power of substitution and resubstitution; and either of said attorneys shall have full power and authority to do in the name and on behalf of said directors and officers, or any or all of them, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as each of said directors or officers, or any or all of them, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as each of said directors or officers, or any or all of them, might or could do in person, said acts of said attorneys, or either of them, being hereby ratified and approved.


                                   PORTICO FUNDS, INC.


                              By:  /s/ W. Bruce McConnel, III
                                   --------------------------

                                   W. Bruce McConnel, III
                                   Secretary


Dated:    February 28, 1997


-------------------------------------------------------------------------------


                          EXHIBIT INDEX



Exhibit No.                   Item

 (9)(ac)       Amended and Restated Service Plan and Servicing Agreement.

(11)(a)        Consent of Drinker Biddle & Reath.

(11)(b)        Consent of Price Waterhouse L.L.P.

(14)(a) Amended and Restated Distribution and Service Plan and Form of Distribution and Servicing Agreement.

(17)           Financial Data Schedules.


-------------------------------------------------------------------------------

                                                       Exhibit (9)(ac)

                       PORTICO FUNDS, INC.

                AMENDED AND RESTATED SERVICE PLAN

            Section 1. Any officer of Portico Funds, Inc. ("Portico Funds") is authorized to execute and deliver, in the name and on behalf of Portico Funds, written agreements based on the form attached hereto as Appendix A or any other form duly approved by the Board of Directors ("Agreements") with securities dealers, financial institutions and other industry professionals ("Shareholder Organizations") that are shareholders or dealers of record or which have a servicing relationship with the beneficial owners of Shares of Series A Shares of any Portico Fund except the Institutional Money Market Fund (each, a "Fund" and collectively, the "Funds"). Pursuant to such Agreements, Shareholder Organizations shall provide support services as set forth therein to their clients who beneficially own Series A Shares of any Fund offered by Portico Funds in consideration of a fee, computed monthly in the manner set forth in the Agreements, at an annual rate of up to .25% of the average daily net asset value of the outstanding Series A Shares beneficially owned by such clients. Firstar Trust Company ("Firstar") and its affiliates are eligible to become Shareholder Organizations and to receive fees under this Plan.

            Section 2. Firstar shall monitor the arrangements pertaining to Portico Funds' Agreements with Shareholder Organizations in accordance with the terms of Firstar's co-administration agreement with Portico Funds. Portico Funds shall not be obliged to execute any Agreement with any qualifying Shareholder Organization.

            Section 3. So long as this Plan is in effect, Firstar shall provide to Portico Funds' Board of Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended pursuant to this Plan and the purposes for which such expenditures were made.

            Section 4. This Plan has previously become effective with respect to each particular Fund upon the approval of the Plan (and the form of Agreement attached hereto) by a majority of the Board of Directors, including a majority of the Directors who are not "interested persons," as defined in the Act, of Portico Funds and have no direct or indirect financial interest in the operation of this Plan or in any Agreement related to this Plan (the "Disinterested Directors"), pursuant to a vote cast in person at a meeting called for the purpose of voting on the approval of this Plan (and form of Agreement).

           Section 5. Unless sooner terminated, this Plan shall continue until February 29, 1995 and thereafter shall continue automatically for successive annual periods provided such continuance is approved at least annually in the manner set forth in Section 4.

           Section 6. This Plan may be amended at any time with respect to any Fund by the Board of Directors, provided that any material amendment of the terms of this Plan shall become effective only upon the approvals set forth in
Section 4.

           Section 7. This Plan is terminable at any time with respect to any Fund by vote of a majority of the Disinterested Directors.

           Section 8. While this Plan is in effect, the selection and nomination of those Directors who are not "interested persons" (as defined in the Act) of Portico Funds shall be committed to the discretion of such non-interested Directors.

           Section 9. All expenses incurred by Portico Funds with respect to the Series A Shares of a particular Fund in connection with Agreements and the implementation of this Plan shall be borne entirely by Series A Shares of such Fund.

           Section 10. Portico Funds originally adopted this Plan as of December 16, 1988 and was amended and restated on February 17, 1995.


                                                       Appendix A

                       SERVICING AGREEMENT

Gentlemen:

          We wish to enter into this Servicing Agreement with you concerning the provision of support services to your clients ("Clients") who may from time to time beneficially own shares of the Series A Common Stock of any Fund except the Institutional Money Market Fund offered by Portico Funds, Inc.

          The terms and conditions of this Servicing Agreement are as follows:

           Section 1. You agree to provide the following support services to Clients who may from time to time beneficially own Series A Shares:2 (i) processing dividend and distribution payments from us on behalf of Clients; (ii) providing information periodically to Clients showing their positions in Series A Shares; (iii) arranging for bank wires; (iv) responding to Client inquiries relating to the services performed by you; (v) providing subaccounting with respect to Series A Shares beneficially owned by Clients or the information to us necessary for subaccounting; (vi) if required by law, forwarding shareholder communications from us (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Clients; (vii) processing exchange and redemption requests from Clients and placing net exchange and redemption orders with our service contractors; (viii) assisting Clients in changing dividend options, account designations and addresses; (ix) developing, monitoring and providing ongoing consulting services regarding expedited purchase, redemption and exchange programs (the "Program") relating to the purchase of Series A Shares by Clients who also own shares of other unaffiliated investment companies; (x) reviewing the description of the Program in the materials prepared by us and such other investment companies for distribution to clients; (xi) responding to telephone inquiries from Clients regarding the Programs and their investments in Series A Shares; (xii) acting as a liaison between Clients and us, including assistance in correcting errors and resolving problems; (xiii) providing such statistical and other information as we may reasonably request or may be necessary for us to comply with applicable federal and state laws; and (xiv) providing such other similar services as we may reasonably request to the extent you are permitted to do so under applicable statutes, rules and regulations.

           Section 2. You will provide such office space and equipment, telephone facilities and personnel (which may be any part of the space, equipment and facilities currently used in your business, or any personnel employed by you) as may be reasonably necessary or beneficial in order to provide the aforementioned services and assistance to Clients.

           Section 3. Neither you nor any of your officers, employees or agents are authorized to make any representations concerning us or the Series A Shares except those contained in our then current prospectuses and statements of additional information for Series A Shares, copies of which will be supplied by us to you, or in such supplemental literature or advertising as may be authorized by us in writing.

           Section 4. For all purposes of this Agreement you will be deemed to be an independent contractor, and will have no authority to act as agent for us in any matter or in any respect. By your written acceptance of this Agreement, you agree to and do release, indemnify and hold us harmless from and against any and all direct or indirect liabilities or losses resulting from requests, directions, actions or inactions of or by you or your officers, employees or agents regarding your responsibilities hereunder or the purchase, redemption, transfer or registration of Series A Shares (or orders relating to the same) by or on behalf of Clients. You and your employees will, upon request, be available during normal business hours to consult with us or our designees concerning the performance of your responsibilities under this Agreement.

           Section 5. In consideration of the services and facilities provided by you hereunder, we will pay to you, and you will accept as full payment therefor, a fee at the annual rate of .__ of 1% of the average daily net asset value of the Series A Shares beneficially owned by your Clients for whom you are the dealer of record or holder of record or with whom you have a servicing relationship (the "Clients' Series A Shares"), which fee will be computed daily and payable monthly. For purposes of determining the fees payable under this
Section 5, the average daily net asset value of the Clients' Series A Shares will be computed in the manner specified in our Registration Statement (as the same is in effect from time to time) in connection with the computation of the net asset value of Series A Shares for purposes of purchases and redemptions. The fee rate stated above may be prospectively increased or decreased by us, in our sole discretion, at any time upon notice to you. Further, we may, in our discretion and without notice, suspend or withdraw the sale of Series A Shares, including the sale of Series A Shares to you for the account of any Client or Clients. All fees payable by Portico Funds under this Agreement with respect to the Series A Shares of a particular Fund shall be borne by, and be payable entirely out of the assets allocable to, said Series A Shares; and no other Fund or series of Shares offered by Portico Funds shall be responsible for such fees.

           Section 6. Any person authorized to direct the disposition of monies paid or payable by us pursuant to this Agreement will provide to our Board of Directors, and our Directors will review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made. In addition, you will furnish us or our designees with such information as we or they may reasonably request (including, without limitation, periodic certifications confirming the provision to Clients of the services described herein), and will otherwise cooperate with us and our designees (including, without limitation, any auditors designated by us), in connection with the preparation of reports to our Board of Directors concerning this Agreement and the monies paid or payable by us pursuant hereto, as well as any other reports or filings that may be required by law.

           Section 7. We may enter into other similar Agreements with any other person or persons without your consent.

           Section 8. By your written acceptance of this Agreement, you represent, warrant and agree that: (i) the compensation payable to you hereunder, together with any other compensation you receive from Clients for services contemplated by this Agreement, will not be excessive or unreasonable under the laws and instruments governing your relationships with Clients; (ii) you will provide to Clients a schedule of any fees that you may charge to them relating to the investment of their assets in Series A Shares; and (iii) the services provided by you under this Agreement will in no event be primarily intended to result in the sale of Series A Shares.

           Section 9. This Agreement will become effective on the date a fully executed copy of this Agreement is received by us or our designee. Unless sooner terminated, this Agreement will continue until February 28, 199_, and thereafter will continue automatically for successive annual periods provided such continuance is specifically approved at least annually by us in the manner described in Section 12. This Agreement is terminable with respect to the Series A Shares of any Fund, without penalty, at any time by us (which termination may be by a vote of a majority of the Disinterested Directors as defined in Section 12) or by you upon notice to the other party hereto. This Agreement will also terminate automatically in the event of its assignment (as defined in the Act).

           Section 10. All notices and other communications to either you or us will be duly given if mailed, telegraphed, telexed or transmitted by similar telecommunications device to the appropriate address stated herein.

           Section 11. This Agreement will be construed in accordance with the laws of the State of Wisconsin.

           Section 12. This Agreement has been approved by vote of a majority of
(i) our Board of Directors and (ii) those Directors who are not "interested persons" (as defined in the Investment Company Act of 1940) of us and have no direct or indirect financial interest in the operation of the Service Plan adopted by us or in any agreement related thereto cast in person at a meeting called for the purpose of voting on such approval ("Disinterested Directors").

          If you agree to be legally bound by the provisions of this Agreement, please sign a copy of this letter where indicated below and promptly return it to us.

                              Very truly yours,

                              PORTICO FUNDS, INC.


                              By:______________________
Date:_______________          (Authorized Officer)


                              Accepted and Agreed to:
                              [Service Organization]


                              By:______________________
Date:_______________          (Authorized Officer)


-------------------------------------------------------------------------------


                                                                 Exhibit (11)(a)


                         CONSENT OF COUNSEL

               We hereby consent to the use of our name and to the reference to our Firm under the caption "Counsel" in the Statement of Additional Information that is included in Post-Effective Amendment No. 30 to the Registration Statement (No. 33-18255) on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, of Portico Funds, Inc. This consent does not constitute a consent under section 7 of the Securities Act of 1933, and in consenting to the use of our name and the references to our Firm under such caption we have not certified any part of the Registration Statement and do not otherwise come within the categories of persons whose consent is required under said section 7 or the rules and regulations of the Securities and Exchange Commission thereunder.


                              /s/ Drinker Biddle & Reath
                              ---------------------------
                              DRINKER BIDDLE & REATH



Philadelphia, Pennsylvania
February 28, 1997

-------------------------------------------------------------------------------


                      CONSTENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectuses and Statements of Additional Information constituting parts of this Post-Effective Amendment No. 30 to the registration statement on Form N-1A (the "Registration Statement") of our reports dated December 6, 1996, relating to the financial statements and financial highlights appearing in the in the October 31, 1996 Annual Reports to Shareholders of Portico Money Market Fund, Portico U.S. Treasury Money Market Fund, Portico U.S. Government Money Market Fund, Portico Tax-Exempt Money Market Fund, Portico Institutional Money Market Fund, Portico Short-Term Bond Market Fund, Portico Intermediate Bond Market Fund, Portico Tax-Exempt Intermediate Bond Fund, Portico Bond IMMDEX Fund, Portico Balanced Fund, Portico Growth and Income Fund, Portico Equity Index Fund, Portico MidCore Growth Fund, Portico Special Growth Fund, Portico International Equity Fund and Portico MicroCap Fund (portfolios of Portico Funds, Inc.) which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights" in each Prospectus and under the headings "Independent Accountants" in each Statement of Additional Information.

Price Waterhouse LLP
Milwaukee, Wisconsin
February 28, 1997


-------------------------------------------------------------------------------

                                               Exhibit (14)(a)


                     PORTICO FUNDS, INC.

       AMENDED AND RESTATED DISTRIBUTION AND SERVICE PLAN

         This Distribution and Service Plan (the "Plan") has been adopted by the Board of Directors of Portico Funds, Inc. in accordance with Rule 12b-1 under the Investment Company Act of 1940 (the "Act").

         Section 1. Any officer of Portico Funds, Inc. ("Portico Funds"), is authorized to execute and deliver, in the name and on behalf of Portico Funds, written agreements based on the form attached hereto as Appendix A or any other form duly approved by the Board of Directors ("Agreements") with securities dealers, financial institutions and other industry professionals ("Shareholder Organizations") that are shareholders or dealers of record or which have a servicing relationship with the beneficial owners of Shares of Series A Shares of any Portico Fund except the Institutional Money Market Fund (each, a "Fund" and collectively, the "Funds"). Pursuant to such Agreements, Shareholder Organizations shall provide distribution and support services as set forth therein to their clients who acquire and beneficially own Series A Shares of any Fund offered by Portico Funds in consideration of a fee, computed monthly in the manner set forth in the Agreements, at an annual rate of up to .25% of the average daily net asset value of the outstanding Series A Shares beneficially owned by such clients. Firstar Trust Company ("Firstar") and its affiliates are eligible to become Shareholder Organizations and to receive fees under this Plan.

         Section 2. The distributor shall monitor the arrangements pertaining to Portico Funds' Agreements with Shareholder Organizations in accordance with the terms of the distributor's agreement with Portico Funds. Portico Funds shall not be obliged to execute any Agreement with any qualifying Shareholder Organization.

         Section 3. So long as this Plan is in effect, the distributor shall provide to Portico Funds' Board of Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended pursuant to this Plan and the purposes for which such expenditures were made.

         Section 4. This Plan has previously become effective with respect to each particular Fund upon the approval of the Plan (and the form of Agreement attached hereto) by (a) a majority of the Board of Directors, including a majority of the Directors who are not "interested persons," as defined in the Act, of Portico Funds and have no direct or indirect financial interest in the operation of this Plan or in any Agreement related to this Plan (the "Disinterested Directors"), pursuant to a vote cast in person at a meeting called for the purpose of voting on the approval of this Plan (and form of Agreement), and (b) a majority (as defined in the Act) of the outstanding Series A Shares of such Fund.

         Section 5. Unless sooner terminated, this Plan shall continue until February 29, 1995 and thereafter shall continue automatically for successive annual periods provided such continuance is approved at least annually in the manner set forth in Section 4(a).

         Section 6. This Plan may be amended at any time with respect to any Fund by the Board of Directors, provided that (a) any amendment to increase materially the costs (whether for distribution or any other purpose) which such Fund may bear pursuant to this Plan shall be effective only upon the favorable vote of a majority (as defined in the Act) of the outstanding Series A Shares of such Fund, and (b) any material amendment of the terms of this Plan shall become effective only upon the approvals set forth in Section 4(a).

         Section 7. This Plan is terminable at any time with respect to any Fund by (a) vote of a majority of the Disinterested Directors, or (b) vote of a majority (as defined in the Act) of the Series A Shares of such Fund.

         Section 8. While this Plan is in effect, the selection and nomination of those Directors who are not "interested persons" (as defined in the Act) of Portico Funds shall be committed to the discretion of such non-interested Directors.

         Section 9. All expenses incurred by Portico Funds with respect to the Series A Shares of a particular Fund in connection with Agreements and the implementation of this Plan shall be borne entirely by Series A Shares of such Fund.

         Section 10. Portico Funds originally adopted this Plan as of February 25, 1988 and was amended and re-adopted on December 16, 1994.


                                                   Appendix A


             DISTRIBUTION AND SERVICING AGREEMENT

Gentlemen:

         We wish to enter into this Distribution and Servicing Agreement ("Agreement") with you concerning the provision of distribution services (and, to the extent provided below, support services) to your clients ("Clients") who may from time to time acquire and beneficially own shares of Series A Common

Stock of any Fund except the Institutional Money Market Fund offered by Portico Funds, Inc.

         The terms and conditions of this Agreement are as follows:

         Section 1. You will provide reasonable assistance in connection with the distribution of Series A Shares to Clients as requested from time to time by our distributor, which assistance may include forwarding sales literature and advertising provided by our distributor for Clients. In addition, you agree to provide the following support services to Clients who may from time to time acquire and beneficially own Series A Shares:3 (i) processing dividend and distribution payments from us on behalf of Clients; (ii) providing information periodically to Clients showing their positions in Series A Shares;
(iii) arranging for bank wires; (iv) responding to Client inquiries relating to the services performed by you; (v) providing subaccounting with respect to Series A Shares beneficially owned by Clients or the information to us necessary for subaccounting; (vi) if required by law, forwarding shareholder communications from us (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Clients; (vii) assisting in processing purchase, exchange and redemption requests from Clients and in placing such orders with our service contractors;
(viii) assisting Clients in changing dividend options, account designations and addresses; (ix) developing, monitoring and providing ongoing consulting services regarding expedited purchase, redemption and exchange programs (the "Program") relating to the purchase of Series A Shares by Clients who also own shares of other unaffiliated investment companies; (x) reviewing the description of the Program in the materials prepared by us and such other investment companies for distribution to clients; (xi) responding to telephone inquiries from Clients regarding the Programs and their investments in Series A Shares; (xii) acting as a liaison between Clients and us, including assistance in correcting errors and resolving problems; (xiii) providing such statistical and other information as we may reasonably request or may be necessary for us to comply with applicable federal and state laws; and (xiv) providing such other similar services as we may reasonably request to the extent you are permitted to do so under applicable statutes, rules and regulations.

         Section 2. You will provide such office space and equipment, telephone facilities and personnel (which may be any part of the space, equipment and facilities currently used in your business, or any personnel employed by you) as may be reasonably necessary or beneficial in order to provide the aforementioned services and assistance to Clients.

         Section 3. Neither you nor any of your officers, employees or agents are authorized to make any representations concerning us or the Series A Shares except those contained in our then current prospectuses and statements of additional information for Series A Shares, copies of which will be supplied by us to you, or in such supplemental literature or advertising as may be authorized by us in writing.

         Section 4. For all purposes of this Agreement you will be deemed to be an independent contractor, and will have no authority to act as agent for us in any matter or in any respect. By your written acceptance of this Agreement, you agree to and do release, indemnify and hold us harmless from and against any and all direct or indirect liabilities or losses resulting from requests, directions, actions or inactions of or by you or your officers, employees or agents regarding your responsibilities hereunder or the purchase, redemption, transfer or registration of Series A Shares (or orders relating to the same) by or on behalf of Clients. You and your employees will, upon request, be available during normal business hours to consult with us or our designees concerning the performance of your responsibilities under this Agreement.

         Section 5. In consideration of the services and facilities provided by you hereunder, we will pay to you, and you will accept as full payment therefor, a fee at the annual rate of .___ of 1% of the average daily net asset value of the Series A Shares beneficially owned by your Clients for whom you are the dealer of record or holder of record or with whom you have a servicing relationship (the "Clients' Series A Shares"), which fee will be computed daily and payable monthly. For purposes of determining the fees payable under this
Section 5, the average daily net asset value of the Clients' Series A Shares will be computed in the manner specified in our Registration Statement (as the same is in effect from time to time) in connection with the computation of the net asset value of Series A Shares for purposes of purchases and redemptions. The fee rate stated above may be prospectively increased or decreased by us, in our sole discretion, at any time upon notice to you. Further, we may, in our discretion and without notice, suspend or withdraw the sale of Series A Shares, including the sale of Series A Shares to you for the account of any Client or Clients. All fees payable by Portico Funds under this Agreement with respect to the Series A Shares of a particular Fund shall be borne by, and be payable entirely out of the assets allocable to, said Series A Shares; and no other Fund or series of Shares offered by Portico Funds shall be responsible for such fees.

         Section 6. Any person authorized to direct the disposition of monies paid or payable by us pursuant to this Agreement will provide to our Board of Directors, and our Directors will review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made. In addition, you will furnish us or our designees with such information as we or they may reasonably request (including, without limitation, periodic certifications confirming the provision to Clients of the services described herein), and will otherwise cooperate with us and our designees (including, without limitation, any auditors designated by us), in connection with the preparation of reports to our Board of Directors concerning this Agreement and the monies paid or payable by us pursuant hereto, as well as any other reports or filings that may be required by law.

         Section 7. We may enter into other similar Agreements with any other person or persons without your consent.

         Section 8. By your written acceptance of this Agreement, you represent, warrant and agree that: (i) the compensation payable to you hereunder, together with any other compensation you receive from Clients for services contemplated by this Agreement, will not be excessive or unreasonable under the laws and instruments governing your relationships with Clients; and
(ii) you will provide to Clients a schedule of any fees that you may charge to them relating to the investment of their assets in Series A Shares. In addition, you understand that this Agreement has been entered into pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Act"), and is subject to the provisions of said Rule, as well as any other applicable rules or regulations promulgated by the Securities and Exchange Commission.

         Section 9. This Agreement will become effective on the date a fully executed copy of this Agreement is received by us or our designee. Unless sooner terminated, this Agreement will continue until February 28, 199_, and thereafter will continue automatically for successive annual periods provided such continuance is specifically approved at least annually by us in the manner described in Section 12. This Agreement is terminable with respect to the Series A Shares of any Fund, without penalty, at any time by us (which termination may be by a vote of a majority of the Disinterested Directors as defined in Section 12 or by vote of the holders of a majority of the outstanding Series A Shares of such Fund) or by you upon notice to the other party hereto. This Agreement will also terminate automatically in the event of its assignment (as defined in the Act).

         Section 10. All notices and other communications to either you or us will be duly given if mailed, telegraphed, telexed or transmitted by similar telecommunications device to the appropriate address stated herein.

         Section 11. This Agreement will be construed in accordance with the laws of the State of Wisconsin.

         Section 12. This Agreement has been approved by vote of a majority of (i) our Board of Directors and (ii) those Directors who are not "interested persons" (as defined in the Investment Company Act of 1940) of us and have no direct or indirect financial interest in the operation of the Distribution and Service Plan adopted by us or in any agreement related thereto cast in person at a meeting called for the purpose of voting on such approval ("Disinterested Directors").

         If you agree to be legally bound by the provisions of this Agreement, please sign a copy of this letter where indicated below and promptly return it to us.

                             Very truly yours,


                             PORTICO FUNDS, INC.


Date: ______________         By:____________________________
                                (Authorized Officer)


                             Accepted and Agreed to:
                             [Shareholder Organization]


Date: ______________         By:____________________________
                                (Authorized Officer)



-------------------------------------------------------------------------------




[ARTICLE] 6
[CIK] 0000824612
[NAME] PORTICO MONEY MARKET FUND
[SERIES]
   [NUMBER] 1
   [NAME] PORTICO MONEY MARKET FUND
[MULTIPLIER] 1000

[PERIOD-TYPE]                   12-MOS
[FISCAL-YEAR-END]                          OCT-31-1996
[PERIOD-START]                             NOV-01-1995
[PERIOD-END]                               OCT-31-1996
[INVESTMENTS-AT-COST]                          224,990
[INVESTMENTS-AT-VALUE]                         224,990
[RECEIVABLES]                                       78
[ASSETS-OTHER]                                      20
[OTHER-ITEMS-ASSETS]                                 0
[TOTAL-ASSETS]                                 225,088
[PAYABLE-FOR-SECURITIES]                             0
[SENIOR-LONG-TERM-DEBT]                              0
[OTHER-ITEMS-LIABILITIES]                        1,052
[TOTAL-LIABILITIES]                              1,052
[SENIOR-EQUITY]                                      0
[PAID-IN-CAPITAL-COMMON]                       224,014
[SHARES-COMMON-STOCK]                          224,036
[SHARES-COMMON-PRIOR]                          172,261
[ACCUMULATED-NII-CURRENT]                            0
[OVERDISTRIBUTION-NII]                               0
[ACCUMULATED-NET-GAINS]                              0
[OVERDISTRIBUTION-GAINS]                             0
[ACCUM-APPREC-OR-DEPREC]                             0
[NET-ASSETS]                                   224,036
[DIVIDEND-INCOME]                                    0
[INTEREST-INCOME]                               10,727
[OTHER-INCOME]                                       0
[EXPENSES-NET]                                   1,163
[NET-INVESTMENT-INCOME]                          9,564
[REALIZED-GAINS-CURRENT]                             0
[APPREC-INCREASE-CURRENT]                            0
[NET-CHANGE-FROM-OPS]                            9,564
[EQUALIZATION]                                       0
[DISTRIBUTIONS-OF-INCOME]                        9,564
[DISTRIBUTIONS-OF-GAINS]                             0
[DISTRIBUTIONS-OTHER]                                0
[NUMBER-OF-SHARES-SOLD]                        537,145
[NUMBER-OF-SHARES-REDEEMED]                    494,250
[SHARES-REINVESTED]                              8,880
[NET-CHANGE-IN-ASSETS]                          51,775
[ACCUMULATED-NII-PRIOR]                              0
[ACCUMULATED-GAINS-PRIOR]                            0
[OVERDISTRIB-NII-PRIOR]                              0
[OVERDIST-NET-GAINS-PRIOR]                           0
[GROSS-ADVISORY-FEES]                              969
[INTEREST-EXPENSE]                                   0
[GROSS-EXPENSE]                                  1,577
[AVERAGE-NET-ASSETS]                           193,788
[PER-SHARE-NAV-BEGIN]                             1.00
[PER-SHARE-NII]                                    .05
[PER-SHARE-GAIN-APPREC]                              0
[PER-SHARE-DIVIDEND]                               .05
[PER-SHARE-DISTRIBUTIONS]                            0
[RETURNS-OF-CAPITAL]                                 0
[PER-SHARE-NAV-END]                               1.00
[EXPENSE-RATIO]                                    .60
[AVG-DEBT-OUTSTANDING]                               0
[AVG-DEBT-PER-SHARE]                                 0

[ARTICLE] 6
[CIK] 0000824612
[NAME] PORTICO U.S. GOVERNMENT MONEY MARKET FUND
[SERIES]
   [NUMBER] 2
   [NAME] PORTICO U.S. GOVERNMENT MONEY MARKET FUND
[MULTIPLIER] 1000

[PERIOD-TYPE]                   12-MOS
[FISCAL-YEAR-END]                          OCT-31-1996
[PERIOD-START]                             NOV-01-1995
[PERIOD-END]                               OCT-31-1996
[INVESTMENTS-AT-COST]                          198,785
[INVESTMENTS-AT-VALUE]                         198,785
[RECEIVABLES]                                      450
[ASSETS-OTHER]                                       3
[OTHER-ITEMS-ASSETS]                                 0
[TOTAL-ASSETS]                                 199,238
[PAYABLE-FOR-SECURITIES]                             0
[SENIOR-LONG-TERM-DEBT]                              0
[OTHER-ITEMS-LIABILITIES]                          904
[TOTAL-LIABILITIES]                                904
[SENIOR-EQUITY]                                      0
[PAID-IN-CAPITAL-COMMON]                       198,314
[SHARES-COMMON-STOCK]                          198,334
[SHARES-COMMON-PRIOR]                          163,068
[ACCUMULATED-NII-CURRENT]                            0
[OVERDISTRIBUTION-NII]                               0
[ACCUMULATED-NET-GAINS]                              0
[OVERDISTRIBUTION-GAINS]                             0
[ACCUM-APPREC-OR-DEPREC]                             0
[NET-ASSETS]                                   198,334
[DIVIDEND-INCOME]                                    0
[INTEREST-INCOME]                               10,456
[OTHER-INCOME]                                       0
[EXPENSES-NET]                                   1,154
[NET-INVESTMENT-INCOME]                          9,302
[REALIZED-GAINS-CURRENT]                             0
[APPREC-INCREASE-CURRENT]                            0
[NET-CHANGE-FROM-OPS]                            9,302
[EQUALIZATION]                                       0
[DISTRIBUTIONS-OF-INCOME]                        9,302
[DISTRIBUTIONS-OF-GAINS]                             0
[DISTRIBUTIONS-OTHER]                                0
[NUMBER-OF-SHARES-SOLD]                        945,438
[NUMBER-OF-SHARES-REDEEMED]                    912,853
[SHARES-REINVESTED]                              2,681
[NET-CHANGE-IN-ASSETS]                          35,266
[ACCUMULATED-NII-PRIOR]                              0
[ACCUMULATED-GAINS-PRIOR]                            0
[OVERDISTRIB-NII-PRIOR]                              0
[OVERDIST-NET-GAINS-PRIOR]                           0
[GROSS-ADVISORY-FEES]                              962
[INTEREST-EXPENSE]                                   0
[GROSS-EXPENSE]                                  1,364
[AVERAGE-NET-ASSETS]                           192,300
[PER-SHARE-NAV-BEGIN]                             1.00
[PER-SHARE-NII]                                    .05
[PER-SHARE-GAIN-APPREC]                              0
[PER-SHARE-DIVIDEND]                               .05
[PER-SHARE-DISTRIBUTIONS]                            0
[RETURNS-OF-CAPITAL]                                 0
[PER-SHARE-NAV-END]                               1.00
[EXPENSE-RATIO]                                    .60
[AVG-DEBT-OUTSTANDING]                               0
[AVG-DEBT-PER-SHARE]                                 0

[ARTICLE] 6
[CIK] 0000824612
[NAME] PORTICO TAX-EXEMPT MONEY MARKET FUND
[SERIES]
   [NUMBER] 3
   [NAME] PORTICO TAX-EXEMPT MONEY MARKET FUND
[MULTIPLIER] 1000

[PERIOD-TYPE]                   12-MOS
[FISCAL-YEAR-END]                          OCT-31-1996
[PERIOD-START]                             NOV-01-1995
[PERIOD-END]                               OCT-31-1996
[INVESTMENTS-AT-COST]                           78,948
[INVESTMENTS-AT-VALUE]                          78,948
[RECEIVABLES]                                      640
[ASSETS-OTHER]                                       5
[OTHER-ITEMS-ASSETS]                                 0
[TOTAL-ASSETS]                                  79,593
[PAYABLE-FOR-SECURITIES]                             0
[SENIOR-LONG-TERM-DEBT]                              0
[OTHER-ITEMS-LIABILITIES]                          265
[TOTAL-LIABILITIES]                                265
[SENIOR-EQUITY]                                      0
[PAID-IN-CAPITAL-COMMON]                        79,320
[SHARES-COMMON-STOCK]                           79,328
[SHARES-COMMON-PRIOR]                           84,084
[ACCUMULATED-NII-CURRENT]                            0
[OVERDISTRIBUTION-NII]                               0
[ACCUMULATED-NET-GAINS]                              0
[OVERDISTRIBUTION-GAINS]                             0
[ACCUM-APPREC-OR-DEPREC]                             0
[NET-ASSETS]                                    79,328
[DIVIDEND-INCOME]                                    0
[INTEREST-INCOME]                                2,920
[OTHER-INCOME]                                       0
[EXPENSES-NET]                                     475
[NET-INVESTMENT-INCOME]                          2,445
[REALIZED-GAINS-CURRENT]                             0
[APPREC-INCREASE-CURRENT]                            0
[NET-CHANGE-FROM-OPS]                            2,445
[EQUALIZATION]                                       0
[DISTRIBUTIONS-OF-INCOME]                        2,445
[DISTRIBUTIONS-OF-GAINS]                             0
[DISTRIBUTIONS-OTHER]                                0
[NUMBER-OF-SHARES-SOLD]                        156,757
[NUMBER-OF-SHARES-REDEEMED]                    162,503
[SHARES-REINVESTED]                                990
[NET-CHANGE-IN-ASSETS]                         (4,756)
[ACCUMULATED-NII-PRIOR]                              0
[ACCUMULATED-GAINS-PRIOR]                            0
[OVERDISTRIB-NII-PRIOR]                              0
[OVERDIST-NET-GAINS-PRIOR]                           0
[GROSS-ADVISORY-FEES]                              396
[INTEREST-EXPENSE]                                   0
[GROSS-EXPENSE]                                    616
[AVERAGE-NET-ASSETS]                            79,161
[PER-SHARE-NAV-BEGIN]                             1.00
[PER-SHARE-NII]                                    .03
[PER-SHARE-GAIN-APPREC]                              0
[PER-SHARE-DIVIDEND]                               .03
[PER-SHARE-DISTRIBUTIONS]                            0
[RETURNS-OF-CAPITAL]                                 0
[PER-SHARE-NAV-END]                               1.00
[EXPENSE-RATIO]                                    .60
[AVG-DEBT-OUTSTANDING]                               0
[AVG-DEBT-PER-SHARE]                                 0

[ARTICLE] 6
[CIK] 0000824612
[NAME] PORTICO SHORT-TERM BOND MARKET FUND
[SERIES]
   [NUMBER] 4
   [NAME] PORTICO SHORT-TERM BOND MARKET FUND - RETAIL SERIES
[MULTIPLIER] 1000

[PERIOD-TYPE]                   12-MOS
[FISCAL-YEAR-END]                          OCT-31-1996
[PERIOD-START]                             NOV-01-1995
[PERIOD-END]                               OCT-31-1996
[INVESTMENTS-AT-COST]                          203,818
[INVESTMENTS-AT-VALUE]                         203,527
[RECEIVABLES]                                    3,060
[ASSETS-OTHER]                                      14
[OTHER-ITEMS-ASSETS]                                 0
[TOTAL-ASSETS]                                 206,601
[PAYABLE-FOR-SECURITIES]                             0
[SENIOR-LONG-TERM-DEBT]                              0
[OTHER-ITEMS-LIABILITIES]                          292
[TOTAL-LIABILITIES]                                292
[SENIOR-EQUITY]                                      0
[PAID-IN-CAPITAL-COMMON]                       208,041
[SHARES-COMMON-STOCK]                            5,738
[SHARES-COMMON-PRIOR]                            4,641
[ACCUMULATED-NII-CURRENT]                           92
[OVERDISTRIBUTION-NII]                               0
[ACCUMULATED-NET-GAINS]                        (1,535)
[OVERDISTRIBUTION-GAINS]                             0
[ACCUM-APPREC-OR-DEPREC]                         (291)
[NET-ASSETS]                                   206,309
[DIVIDEND-INCOME]                                    0
[INTEREST-INCOME]                               11,888
[OTHER-INCOME]                                       0
[EXPENSES-NET]                                   1,058
[NET-INVESTMENT-INCOME]                         10,830
[REALIZED-GAINS-CURRENT]                            92
[APPREC-INCREASE-CURRENT]                      (1,102)
[NET-CHANGE-FROM-OPS]                            9,820
[EQUALIZATION]                                       0
[DISTRIBUTIONS-OF-INCOME]                        3,056
[DISTRIBUTIONS-OF-GAINS]                             0
[DISTRIBUTIONS-OTHER]                                0
[NUMBER-OF-SHARES-SOLD]                          2,697
[NUMBER-OF-SHARES-REDEEMED]                      1,863
[SHARES-REINVESTED]                                264
[NET-CHANGE-IN-ASSETS]                          63,620
[ACCUMULATED-NII-PRIOR]                            119
[ACCUMULATED-GAINS-PRIOR]                      (1,628)
[OVERDISTRIB-NII-PRIOR]                              0
[OVERDIST-NET-GAINS-PRIOR]                           0
[GROSS-ADVISORY-FEES]                            1,109
[INTEREST-EXPENSE]                                   0
[GROSS-EXPENSE]                                  1,742
[AVERAGE-NET-ASSETS]                           185,049
[PER-SHARE-NAV-BEGIN]                            10.28
[PER-SHARE-NII]                                   0.58
[PER-SHARE-GAIN-APPREC]                         (0.03)
[PER-SHARE-DIVIDEND]                              0.58
[PER-SHARE-DISTRIBUTIONS]                            0
[RETURNS-OF-CAPITAL]                                 0
[PER-SHARE-NAV-END]                              10.25
[EXPENSE-RATIO]                                   0.75
[AVG-DEBT-OUTSTANDING]                               0
[AVG-DEBT-PER-SHARE]                                 0

[ARTICLE] 6
[CIK] 0000824612
[NAME] PORTICO SHORT-TERM BOND MARKET FUND
[SERIES]
   [NUMBER] 5
   [NAME] PORTICO SHORT-TERM BOND MARKET FUND - INSTITUTIONAL SERIES [MULTIPLIER] 1000

[PERIOD-TYPE]                   12-MOS
[FISCAL-YEAR-END]                          OCT-31-1996
[PERIOD-START]                             NOV-01-1995
[PERIOD-END]                               OCT-31-1996
[INVESTMENTS-AT-COST]                          203,818
[INVESTMENTS-AT-VALUE]                         203,527
[RECEIVABLES]                                    3,060
[ASSETS-OTHER]                                      14
[OTHER-ITEMS-ASSETS]                                 0
[TOTAL-ASSETS]                                 206,601
[PAYABLE-FOR-SECURITIES]                             0
[SENIOR-LONG-TERM-DEBT]                              0
[OTHER-ITEMS-LIABILITIES]                          292
[TOTAL-LIABILITIES]                                292
[SENIOR-EQUITY]                                      0
[PAID-IN-CAPITAL-COMMON]                       208,041
[SHARES-COMMON-STOCK]                           14,381
[SHARES-COMMON-PRIOR]                            9,233
[ACCUMULATED-NII-CURRENT]                           92
[OVERDISTRIBUTION-NII]                               0
[ACCUMULATED-NET-GAINS]                        (1,535)
[OVERDISTRIBUTION-GAINS]                             0
[ACCUM-APPREC-OR-DEPREC]                         (291)
[NET-ASSETS]                                   206,309
[DIVIDEND-INCOME]                                    0
[INTEREST-INCOME]                               11,888
[OTHER-INCOME]                                       0
[EXPENSES-NET]                                   1,058
[NET-INVESTMENT-INCOME]                         10,830
[REALIZED-GAINS-CURRENT]                            92
[APPREC-INCREASE-CURRENT]                      (1,102)
[NET-CHANGE-FROM-OPS]                            9,820
[EQUALIZATION]                                       0
[DISTRIBUTIONS-OF-INCOME]                        7,799
[DISTRIBUTIONS-OF-GAINS]                             0
[DISTRIBUTIONS-OTHER]                                0
[NUMBER-OF-SHARES-SOLD]                          7,301
[NUMBER-OF-SHARES-REDEEMED]                      2,781
[SHARES-REINVESTED]                                627
[NET-CHANGE-IN-ASSETS]                          63,620
[ACCUMULATED-NII-PRIOR]                            119
[ACCUMULATED-GAINS-PRIOR]                      (1,628)
[OVERDISTRIB-NII-PRIOR]                              0
[OVERDIST-NET-GAINS-PRIOR]                           0
[GROSS-ADVISORY-FEES]                            1,109
[INTEREST-EXPENSE]                                   0
[GROSS-EXPENSE]                                  1,742
[AVERAGE-NET-ASSETS]                           185,049
[PER-SHARE-NAV-BEGIN]                            10.28
[PER-SHARE-NII]                                   0.61
[PER-SHARE-GAIN-APPREC]                         (0.03)
[PER-SHARE-DIVIDEND]                              0.61
[PER-SHARE-DISTRIBUTIONS]                            0
[RETURNS-OF-CAPITAL]                                 0
[PER-SHARE-NAV-END]                              10.25
[EXPENSE-RATIO]                                   0.50
[AVG-DEBT-OUTSTANDING]                               0
[AVG-DEBT-PER-SHARE]                                 0

[ARTICLE] 6
[CIK] 0000824612
[NAME] PORTICO BOND IMMDEX FUND
[SERIES]
   [NUMBER] 5
   [NAME] PORTICO BOND IMMDEX FUND - RETAIL SERIES
[MULTIPLIER] 1000

[PERIOD-TYPE]                   12-MOS
[FISCAL-YEAR-END]                          OCT-31-1996
[PERIOD-START]                             NOV-01-1995
[PERIOD-END]                               OCT-31-1996
[INVESTMENTS-AT-COST]                          395,854
[INVESTMENTS-AT-VALUE]                         406,499
[RECEIVABLES]                                    6,992
[ASSETS-OTHER]                                      13
[OTHER-ITEMS-ASSETS]                                 0
[TOTAL-ASSETS]                                 413,504
[PAYABLE-FOR-SECURITIES]                            57
[SENIOR-LONG-TERM-DEBT]                              0
[OTHER-ITEMS-LIABILITIES]                          220
[TOTAL-LIABILITIES]                                277
[SENIOR-EQUITY]                                      0
[PAID-IN-CAPITAL-COMMON]                       403,533
[SHARES-COMMON-STOCK]                            1,549
[SHARES-COMMON-PRIOR]                              786
[ACCUMULATED-NII-CURRENT]                          197
[OVERDISTRIBUTION-NII]                               0
[ACCUMULATED-NET-GAINS]                        (1,150)
[OVERDISTRIBUTION-GAINS]                             0
[ACCUM-APPREC-OR-DEPREC]                        10,645
[NET-ASSETS]                                   413,227
[DIVIDEND-INCOME]                                    0
[INTEREST-INCOME]                               23,909
[OTHER-INCOME]                                       0
[EXPENSES-NET]                                   1,624
[NET-INVESTMENT-INCOME]                         22,285
[REALIZED-GAINS-CURRENT]                         (167)
[APPREC-INCREASE-CURRENT]                      (2,584)
[NET-CHANGE-FROM-OPS]                           19,534
[EQUALIZATION]                                       0
[DISTRIBUTIONS-OF-INCOME]                        1,987
[DISTRIBUTIONS-OF-GAINS]                             0
[DISTRIBUTIONS-OTHER]                                0
[NUMBER-OF-SHARES-SOLD]                          1,022
[NUMBER-OF-SHARES-REDEEMED]                        319
[SHARES-REINVESTED]                                 60
[NET-CHANGE-IN-ASSETS]                         101,078
[ACCUMULATED-NII-PRIOR]                            261
[ACCUMULATED-GAINS-PRIOR]                      (1,049)
[OVERDISTRIB-NII-PRIOR]                              0
[OVERDIST-NET-GAINS-PRIOR]                           0
[GROSS-ADVISORY-FEES]                            1,077
[INTEREST-EXPENSE]                                   0
[GROSS-EXPENSE]                                  1,877
[AVERAGE-NET-ASSETS]                           359,374
[PER-SHARE-NAV-BEGIN]                            27.82
[PER-SHARE-NII]                                   1.61
[PER-SHARE-GAIN-APPREC]                         (0.26)
[PER-SHARE-DIVIDEND]                              1.63
[PER-SHARE-DISTRIBUTIONS]                            0
[RETURNS-OF-CAPITAL]                                 0
[PER-SHARE-NAV-END]                              27.54
[EXPENSE-RATIO]                                   0.68
[AVG-DEBT-OUTSTANDING]                               0
[AVG-DEBT-PER-SHARE]                                 0

[ARTICLE] 6
[CIK] 0000824612
[NAME] PORTICO BOND IMMDEX FUND
[SERIES]
   [NUMBER] 5
   [NAME] PORTICO BOND IMMDEX FUND - INSTITUTIONAL SERIES
[MULTIPLIER] 1000

[PERIOD-TYPE]                   12-MOS
[FISCAL-YEAR-END]                          OCT-31-1996
[PERIOD-START]                             NOV-01-1995
[PERIOD-END]                               OCT-31-1996
[INVESTMENTS-AT-COST]                          395,854
[INVESTMENTS-AT-VALUE]                         406,499
[RECEIVABLES]                                    6,992
[ASSETS-OTHER]                                      13
[OTHER-ITEMS-ASSETS]                                 0
[TOTAL-ASSETS]                                 413,504
[PAYABLE-FOR-SECURITIES]                            57
[SENIOR-LONG-TERM-DEBT]                              0
[OTHER-ITEMS-LIABILITIES]                          220
[TOTAL-LIABILITIES]                                277
[SENIOR-EQUITY]                                      0
[PAID-IN-CAPITAL-COMMON]                       403,533
[SHARES-COMMON-STOCK]                           13,452
[SHARES-COMMON-PRIOR]                           10,433
[ACCUMULATED-NII-CURRENT]                          197
[OVERDISTRIBUTION-NII]                               0
[ACCUMULATED-NET-GAINS]                        (1,150)
[OVERDISTRIBUTION-GAINS]                             0
[ACCUM-APPREC-OR-DEPREC]                        10,645
[NET-ASSETS]                                   413,227
[DIVIDEND-INCOME]                                    0
[INTEREST-INCOME]                               23,909
[OTHER-INCOME]                                       0
[EXPENSES-NET]                                   1,624
[NET-INVESTMENT-INCOME]                         22,285
[REALIZED-GAINS-CURRENT]                         (167)
[APPREC-INCREASE-CURRENT]                      (2,584)
[NET-CHANGE-FROM-OPS]                           19,534
[EQUALIZATION]                                       0
[DISTRIBUTIONS-OF-INCOME]                       20,296
[DISTRIBUTIONS-OF-GAINS]                             0
[DISTRIBUTIONS-OTHER]                                0
[NUMBER-OF-SHARES-SOLD]                          4,180
[NUMBER-OF-SHARES-REDEEMED]                      1,809
[SHARES-REINVESTED]                                648
[NET-CHANGE-IN-ASSETS]                         101,078
[ACCUMULATED-NII-PRIOR]                            261
[ACCUMULATED-GAINS-PRIOR]                      (1,049)
[OVERDISTRIB-NII-PRIOR]                              0
[OVERDIST-NET-GAINS-PRIOR]                           0
[GROSS-ADVISORY-FEES]                            1,077
[INTEREST-EXPENSE]                                   0
[GROSS-EXPENSE]                                  1,877
[AVERAGE-NET-ASSETS]                           359,374
[PER-SHARE-NAV-BEGIN]                            27.82
[PER-SHARE-NII]                                   1.70
[PER-SHARE-GAIN-APPREC]                         (0.27)
[PER-SHARE-DIVIDEND]                              1.70
[PER-SHARE-DISTRIBUTIONS]                            0
[RETURNS-OF-CAPITAL]                                 0
[PER-SHARE-NAV-END]                              27.55
[EXPENSE-RATIO]                                   0.43
[AVG-DEBT-OUTSTANDING]                               0
[AVG-DEBT-PER-SHARE]                                 0

[ARTICLE] 6
[CIK] 0000824612
[NAME] PORTICO GROWTH AND INCOME FUND
[SERIES]
   [NUMBER] 6
   [NAME] PORTICO GROWTH AND INCOME FUND
[MULTIPLIER] 1000

[PERIOD-TYPE]                   12-MOS
[FISCAL-YEAR-END]                          OCT-31-1996
[PERIOD-START]                             NOV-01-1995
[PERIOD-END]                               OCT-31-1996
[INVESTMENTS-AT-COST]                          226,286
[INVESTMENTS-AT-VALUE]                         295,035
[RECEIVABLES]                                    3,967
[ASSETS-OTHER]                                       8
[OTHER-ITEMS-ASSETS]                                 0
[TOTAL-ASSETS]                                 299,010
[PAYABLE-FOR-SECURITIES]                           527
[SENIOR-LONG-TERM-DEBT]                              0
[OTHER-ITEMS-LIABILITIES]                          285
[TOTAL-LIABILITIES]                                812
[SENIOR-EQUITY]                                      0
[PAID-IN-CAPITAL-COMMON]                       203,817
[SHARES-COMMON-STOCK]                            2,156
[SHARES-COMMON-PRIOR]                            1,536
[ACCUMULATED-NII-CURRENT]                          507
[OVERDISTRIBUTION-NII]                               0
[ACCUMULATED-NET-GAINS]                         25,124
[OVERDISTRIBUTION-GAINS]                             0
[ACCUM-APPREC-OR-DEPREC]                        68,749
[NET-ASSETS]                                   298,198
[DIVIDEND-INCOME]                                5,195
[INTEREST-INCOME]                                1,280
[OTHER-INCOME]                                       0
[EXPENSES-NET]                                   2,399
[NET-INVESTMENT-INCOME]                          4,076
[REALIZED-GAINS-CURRENT]                        25,182
[APPREC-INCREASE-CURRENT]                       29,232
[NET-CHANGE-FROM-OPS]                           58,490
[EQUALIZATION]                                       0
[DISTRIBUTIONS-OF-INCOME]                          724
[DISTRIBUTIONS-OF-GAINS]                         1,827
[DISTRIBUTIONS-OTHER]                                0
[NUMBER-OF-SHARES-SOLD]                            751
[NUMBER-OF-SHARES-REDEEMED]                        220
[SHARES-REINVESTED]                                 90
[NET-CHANGE-IN-ASSETS]                          93,022
[ACCUMULATED-NII-PRIOR]                            175
[ACCUMULATED-GAINS-PRIOR]                        8,779
[OVERDISTRIB-NII-PRIOR]                              0
[OVERDIST-NET-GAINS-PRIOR]                           0
[GROSS-ADVISORY-FEES]                            1,888
[INTEREST-EXPENSE]                                   0
[GROSS-EXPENSE]                                  2,592
[AVERAGE-NET-ASSETS]                           252,224
[PER-SHARE-NAV-BEGIN]                            27.62
[PER-SHARE-NII]                                   0.42
[PER-SHARE-GAIN-APPREC]                           6.61
[PER-SHARE-DIVIDEND]                              0.39
[PER-SHARE-DISTRIBUTIONS]                         1.19
[RETURNS-OF-CAPITAL]                                 0
[PER-SHARE-NAV-END]                              33.07
[EXPENSE-RATIO]                                   1.15
[AVG-DEBT-OUTSTANDING]                               0
[AVG-DEBT-PER-SHARE]                                 0

[ARTICLE] 6
[CIK] 0000824612
[NAME] PORTICO GROWTH AND INCOME FUND
[SERIES]
   [NUMBER] 6
   [NAME] PORTICO GROWTH AND INCOME FUND - INSTITUTIONAL SERIES
[MULTIPLIER] 1000

[PERIOD-TYPE]                   12-MOS
[FISCAL-YEAR-END]                          OCT-31-1996
[PERIOD-START]                             NOV-01-1995
[PERIOD-END]                               OCT-31-1996
[INVESTMENTS-AT-COST]                          226,286
[INVESTMENTS-AT-VALUE]                         295,035
[RECEIVABLES]                                    3,967
[ASSETS-OTHER]                                       8
[OTHER-ITEMS-ASSETS]                                 0
[TOTAL-ASSETS]                                 299,010
[PAYABLE-FOR-SECURITIES]                           527
[SENIOR-LONG-TERM-DEBT]                              0
[OTHER-ITEMS-LIABILITIES]                          285
[TOTAL-LIABILITIES]                                812
[SENIOR-EQUITY]                                      0
[PAID-IN-CAPITAL-COMMON]                       203,817
[SHARES-COMMON-STOCK]                            6,858
[SHARES-COMMON-PRIOR]                            5,891
[ACCUMULATED-NII-CURRENT]                          507
[OVERDISTRIBUTION-NII]                               0
[ACCUMULATED-NET-GAINS]                         25,124
[OVERDISTRIBUTION-GAINS]                             0
[ACCUM-APPREC-OR-DEPREC]                        68,749
[NET-ASSETS]                                   298,198
[DIVIDEND-INCOME]                                5,195
[INTEREST-INCOME]                                1,280
[OTHER-INCOME]                                       0
[EXPENSES-NET]                                   2,399
[NET-INVESTMENT-INCOME]                          4,076
[REALIZED-GAINS-CURRENT]                        25,182
[APPREC-INCREASE-CURRENT]                       29,232
[NET-CHANGE-FROM-OPS]                           58,490
[EQUALIZATION]                                       0
[DISTRIBUTIONS-OF-INCOME]                        3,021
[DISTRIBUTIONS-OF-GAINS]                         7,010
[DISTRIBUTIONS-OTHER]                                0
[NUMBER-OF-SHARES-SOLD]                          2,000
[NUMBER-OF-SHARES-REDEEMED]                      1,359
[SHARES-REINVESTED]                                326
[NET-CHANGE-IN-ASSETS]                          93,022
[ACCUMULATED-NII-PRIOR]                            175
[ACCUMULATED-GAINS-PRIOR]                        8,779
[OVERDISTRIB-NII-PRIOR]                              0
[OVERDIST-NET-GAINS-PRIOR]                           0
[GROSS-ADVISORY-FEES]                            1,888
[INTEREST-EXPENSE]                                   0
[GROSS-EXPENSE]                                  2,592
[AVERAGE-NET-ASSETS]                           252,224
[PER-SHARE-NAV-BEGIN]                            27.63
[PER-SHARE-NII]                                   0.50
[PER-SHARE-GAIN-APPREC]                           6.61
[PER-SHARE-DIVIDEND]                              0.47
[PER-SHARE-DISTRIBUTIONS]                         1.19
[RETURNS-OF-CAPITAL]                                 0
[PER-SHARE-NAV-END]                              33.08
[EXPENSE-RATIO]                                   0.90
[AVG-DEBT-OUTSTANDING]                               0
[AVG-DEBT-PER-SHARE]                                 0

[ARTICLE] 6
[CIK] 0000824612
[NAME] PORTICO EQUITY INDEX FUND
[SERIES]
   [NUMBER] 7
   [NAME] PORTICO EQUITY INDEX FUND - RETAIL SERIES
[MULTIPLIER] 1000

[PERIOD-TYPE]                   12-MOS
[FISCAL-YEAR-END]                          OCT-31-1996
[PERIOD-START]                             NOV-01-1995
[PERIOD-END]                               OCT-31-1996
[INVESTMENTS-AT-COST]                          167,340
[INVESTMENTS-AT-VALUE]                         251,066
[RECEIVABLES]                                    1,917
[ASSETS-OTHER]                                      11
[OTHER-ITEMS-ASSETS]                                 0
[TOTAL-ASSETS]                                 252,994
[PAYABLE-FOR-SECURITIES]                         1,128
[SENIOR-LONG-TERM-DEBT]                              0
[OTHER-ITEMS-LIABILITIES]                          138
[TOTAL-LIABILITIES]                              1,266
[SENIOR-EQUITY]                                      0
[PAID-IN-CAPITAL-COMMON]                       164,984
[SHARES-COMMON-STOCK]                              803
[SHARES-COMMON-PRIOR]                              454
[ACCUMULATED-NII-CURRENT]                          382
[OVERDISTRIBUTION-NII]                               0
[ACCUMULATED-NET-GAINS]                          2,493
[OVERDISTRIBUTION-GAINS]                             0
[ACCUM-APPREC-OR-DEPREC]                        83,726
[NET-ASSETS]                                   251,728
[DIVIDEND-INCOME]                                4,762
[INTEREST-INCOME]                                  640
[OTHER-INCOME]                                       0
[EXPENSES-NET]                                     979
[NET-INVESTMENT-INCOME]                          4,423
[REALIZED-GAINS-CURRENT]                         2,908
[APPREC-INCREASE-CURRENT]                       38,137
[NET-CHANGE-FROM-OPS]                           45,468
[EQUALIZATION]                                       0
[DISTRIBUTIONS-OF-INCOME]                          495
[DISTRIBUTIONS-OF-GAINS]                           165
[DISTRIBUTIONS-OTHER]                                0
[NUMBER-OF-SHARES-SOLD]                            418
[NUMBER-OF-SHARES-REDEEMED]                         84
[SHARES-REINVESTED]                                 14
[NET-CHANGE-IN-ASSETS]                          94,959
[ACCUMULATED-NII-PRIOR]                            245
[ACCUMULATED-GAINS-PRIOR]                          972
[OVERDISTRIB-NII-PRIOR]                              0
[OVERDIST-NET-GAINS-PRIOR]                           0
[GROSS-ADVISORY-FEES]                              555
[INTEREST-EXPENSE]                                   0
[GROSS-EXPENSE]                                  1,139
[AVERAGE-NET-ASSETS]                           222,494
[PER-SHARE-NAV-BEGIN]                            41.07
[PER-SHARE-NII]                                   0.77
[PER-SHARE-GAIN-APPREC]                           8.69
[PER-SHARE-DIVIDEND]                              0.78
[PER-SHARE-DISTRIBUTIONS]                         0.35
[RETURNS-OF-CAPITAL]                                 0
[PER-SHARE-NAV-END]                              49.40
[EXPENSE-RATIO]                                   0.66
[AVG-DEBT-OUTSTANDING]                               0
[AVG-DEBT-PER-SHARE]                                 0

[ARTICLE] 6
[CIK] 0000824612
[NAME] PORTICO EQUITY INDEX FUND
[SERIES]
   [NUMBER] 7
   [NAME] PORTICO EQUITY INDEX FUND - INSTITUTIONAL SERIES
[MULTIPLIER] 1000

[PERIOD-TYPE]                   12-MOS
[FISCAL-YEAR-END]                          OCT-31-1996
[PERIOD-START]                             NOV-01-1995
[PERIOD-END]                               OCT-31-1996
[INVESTMENTS-AT-COST]                          167,340
[INVESTMENTS-AT-VALUE]                         251,066
[RECEIVABLES]                                    1,917
[ASSETS-OTHER]                                      11
[OTHER-ITEMS-ASSETS]                                 0
[TOTAL-ASSETS]                                 252,994
[PAYABLE-FOR-SECURITIES]                         1,128
[SENIOR-LONG-TERM-DEBT]                              0
[OTHER-ITEMS-LIABILITIES]                          138
[TOTAL-LIABILITIES]                              1,266
[SENIOR-EQUITY]                                      0
[PAID-IN-CAPITAL-COMMON]                       164,984
[SHARES-COMMON-STOCK]                            4,291
[SHARES-COMMON-PRIOR]                            3,362
[ACCUMULATED-NII-CURRENT]                          382
[OVERDISTRIBUTION-NII]                               0
[ACCUMULATED-NET-GAINS]                          2,493
[OVERDISTRIBUTION-GAINS]                             0
[ACCUM-APPREC-OR-DEPREC]                        83,726
[NET-ASSETS]                                   251,728
[DIVIDEND-INCOME]                                4,762
[INTEREST-INCOME]                                  640
[OTHER-INCOME]                                       0
[EXPENSES-NET]                                     979
[NET-INVESTMENT-INCOME]                          4,423
[REALIZED-GAINS-CURRENT]                         2,908
[APPREC-INCREASE-CURRENT]                       38,137
[NET-CHANGE-FROM-OPS]                           45,468
[EQUALIZATION]                                       0
[DISTRIBUTIONS-OF-INCOME]                        3,791
[DISTRIBUTIONS-OF-GAINS]                         1,223
[DISTRIBUTIONS-OTHER]                                0
[NUMBER-OF-SHARES-SOLD]                          2,097
[NUMBER-OF-SHARES-REDEEMED]                      1,272
[SHARES-REINVESTED]                                104
[NET-CHANGE-IN-ASSETS]                          94,959
[ACCUMULATED-NII-PRIOR]                            245
[ACCUMULATED-GAINS-PRIOR]                          972
[OVERDISTRIB-NII-PRIOR]                              0
[OVERDIST-NET-GAINS-PRIOR]                           0
[GROSS-ADVISORY-FEES]                              555
[INTEREST-EXPENSE]                                   0
[GROSS-EXPENSE]                                  1,139
[AVERAGE-NET-ASSETS]                           222,494
[PER-SHARE-NAV-BEGIN]                            41.08
[PER-SHARE-NII]                                   0.91
[PER-SHARE-GAIN-APPREC]                           8.68
[PER-SHARE-DIVIDEND]                              0.89
[PER-SHARE-DISTRIBUTIONS]                         0.35
[RETURNS-OF-CAPITAL]                                 0
[PER-SHARE-NAV-END]                              49.43
[EXPENSE-RATIO]                                   0.41
[AVG-DEBT-OUTSTANDING]                               0
[AVG-DEBT-PER-SHARE]                                 0

[ARTICLE] 6
[CIK] 0000824612
[NAME] PORTICO SPECIAL GROWTH FUND
[SERIES]
   [NUMBER] 8
   [NAME] PORTICO SPECIAL GROWTH FUND - RETAIL SERIES
[MULTIPLIER] 1000

[PERIOD-TYPE]                   12-MOS
[FISCAL-YEAR-END]                          OCT-31-1996
[PERIOD-START]                             NOV-01-1995
[PERIOD-END]                               OCT-31-1996
[INVESTMENTS-AT-COST]                          488,692
[INVESTMENTS-AT-VALUE]                         594,350
[RECEIVABLES]                                    6,232
[ASSETS-OTHER]                                       6
[OTHER-ITEMS-ASSETS]                                 0
[TOTAL-ASSETS]                                 600,588
[PAYABLE-FOR-SECURITIES]                         5,961
[SENIOR-LONG-TERM-DEBT]                              0
[OTHER-ITEMS-LIABILITIES]                          611
[TOTAL-LIABILITIES]                              6,572
[SENIOR-EQUITY]                                      0
[PAID-IN-CAPITAL-COMMON]                       413,009
[SHARES-COMMON-STOCK]                            2,686
[SHARES-COMMON-PRIOR]                            2,108
[ACCUMULATED-NII-CURRENT]                          (1)
[OVERDISTRIBUTION-NII]                               0
[ACCUMULATED-NET-GAINS]                         75,349
[OVERDISTRIBUTION-GAINS]                             0
[ACCUM-APPREC-OR-DEPREC]                       105,658
[NET-ASSETS]                                   594,016
[DIVIDEND-INCOME]                                1,757
[INTEREST-INCOME]                                2,513
[OTHER-INCOME]                                     191
[EXPENSES-NET]                                   5,302
[NET-INVESTMENT-INCOME]                          (841)
[REALIZED-GAINS-CURRENT]                        77,360
[APPREC-INCREASE-CURRENT]                     (11,614)
[NET-CHANGE-FROM-OPS]                           64,905
[EQUALIZATION]                                       0
[DISTRIBUTIONS-OF-INCOME]                            0
[DISTRIBUTIONS-OF-GAINS]                         9,690
[DISTRIBUTIONS-OTHER]                                0
[NUMBER-OF-SHARES-SOLD]                            823
[NUMBER-OF-SHARES-REDEEMED]                        501
[SHARES-REINVESTED]                                257
[NET-CHANGE-IN-ASSETS]                          72,519
[ACCUMULATED-NII-PRIOR]                              0
[ACCUMULATED-GAINS-PRIOR]                       56,309
[OVERDISTRIB-NII-PRIOR]                              0
[OVERDIST-NET-GAINS-PRIOR]                           0
[GROSS-ADVISORY-FEES]                            4,279
[INTEREST-EXPENSE]                                   0
[GROSS-EXPENSE]                                  5,696
[AVERAGE-NET-ASSETS]                           571,020
[PER-SHARE-NAV-BEGIN]                            41.40
[PER-SHARE-NII]                                 (0.13)
[PER-SHARE-GAIN-APPREC]                           4.70
[PER-SHARE-DIVIDEND]                                 0
[PER-SHARE-DISTRIBUTIONS]                         4.59
[RETURNS-OF-CAPITAL]                                 0
[PER-SHARE-NAV-END]                              41.38
[EXPENSE-RATIO]                                   1.13
[AVG-DEBT-OUTSTANDING]                               0
[AVG-DEBT-PER-SHARE]                                 0

[ARTICLE] 6
[CIK] 0000824612
[NAME] PORTICO SPECIAL GROWTH FUND
[SERIES]
   [NUMBER] 8
   [NAME] PORTICO SPECIAL GROWTH FUND - INSTITUTIONAL SERIES
[MULTIPLIER] 1000

[PERIOD-TYPE]                   12-MOS
[FISCAL-YEAR-END]                          OCT-31-1996
[PERIOD-START]                             NOV-01-1995
[PERIOD-END]                               OCT-31-1996
[INVESTMENTS-AT-COST]                          488,692
[INVESTMENTS-AT-VALUE]                         594,350
[RECEIVABLES]                                    6,232
[ASSETS-OTHER]                                       6
[OTHER-ITEMS-ASSETS]                                 0
[TOTAL-ASSETS]                                 600,588
[PAYABLE-FOR-SECURITIES]                         5,961
[SENIOR-LONG-TERM-DEBT]                              0
[OTHER-ITEMS-LIABILITIES]                          611
[TOTAL-LIABILITIES]                              6,572
[SENIOR-EQUITY]                                      0
[PAID-IN-CAPITAL-COMMON]                       413,009
[SHARES-COMMON-STOCK]                           11,613
[SHARES-COMMON-PRIOR]                           10,470
[ACCUMULATED-NII-CURRENT]                          (1)
[OVERDISTRIBUTION-NII]                               0
[ACCUMULATED-NET-GAINS]                         75,349
[OVERDISTRIBUTION-GAINS]                             0
[ACCUM-APPREC-OR-DEPREC]                       105,658
[NET-ASSETS]                                   594,016
[DIVIDEND-INCOME]                                1,757
[INTEREST-INCOME]                                2,513
[OTHER-INCOME]                                     191
[EXPENSES-NET]                                   5,302
[NET-INVESTMENT-INCOME]                          (841)
[REALIZED-GAINS-CURRENT]                        77,360
[APPREC-INCREASE-CURRENT]                     (11,614)
[NET-CHANGE-FROM-OPS]                           64,905
[EQUALIZATION]                                       0
[DISTRIBUTIONS-OF-INCOME]                            0
[DISTRIBUTIONS-OF-GAINS]                        47,791
[DISTRIBUTIONS-OTHER]                                0
[NUMBER-OF-SHARES-SOLD]                          3,375
[NUMBER-OF-SHARES-REDEEMED]                      3,376
[SHARES-REINVESTED]                              1,144
[NET-CHANGE-IN-ASSETS]                          72,519
[ACCUMULATED-NII-PRIOR]                              0
[ACCUMULATED-GAINS-PRIOR]                       56,309
[OVERDISTRIB-NII-PRIOR]                              0
[OVERDIST-NET-GAINS-PRIOR]                           0
[GROSS-ADVISORY-FEES]                            4,276
[INTEREST-EXPENSE]                                   0
[GROSS-EXPENSE]                                  5,696
[AVERAGE-NET-ASSETS]                           571,020
[PER-SHARE-NAV-BEGIN]                            41.47
[PER-SHARE-NII]                                 (0.04)
[PER-SHARE-GAIN-APPREC]                           4.74
[PER-SHARE-DIVIDEND]                                 0
[PER-SHARE-DISTRIBUTIONS]                         4.59
[RETURNS-OF-CAPITAL]                                 0
[PER-SHARE-NAV-END]                              41.58
[EXPENSE-RATIO]                                   0.88
[AVG-DEBT-OUTSTANDING]                               0
[AVG-DEBT-PER-SHARE]                                 0

[ARTICLE] 6
[CIK] 0000824612
[NAME] PORTICO INSTITUTIONAL MONEY MARKET FUND
[SERIES]
   [NUMBER] 9
   [NAME] PORTICO INSTITUTIONAL MONEY MARKET FUND
[MULTIPLIER] 1000

[PERIOD-TYPE]                   12-MOS
[FISCAL-YEAR-END]                          OCT-31-1996
[PERIOD-START]                             NOV-01-1995
[PERIOD-END]                               OCT-31-1996
[INVESTMENTS-AT-COST]                          753,547
[INVESTMENTS-AT-VALUE]                         753,547
[RECEIVABLES]                                      252
[ASSETS-OTHER]                                       1
[OTHER-ITEMS-ASSETS]                                 0
[TOTAL-ASSETS]                                 753,800
[PAYABLE-FOR-SECURITIES]                             0
[SENIOR-LONG-TERM-DEBT]                              0
[OTHER-ITEMS-LIABILITIES]                        3,749
[TOTAL-LIABILITIES]                              3,749
[SENIOR-EQUITY]                                      0
[PAID-IN-CAPITAL-COMMON]                       749,976
[SHARES-COMMON-STOCK]                          750,051
[SHARES-COMMON-PRIOR]                          716,566
[ACCUMULATED-NII-CURRENT]                            0
[OVERDISTRIBUTION-NII]                               0
[ACCUMULATED-NET-GAINS]                              0
[OVERDISTRIBUTION-GAINS]                             0
[ACCUM-APPREC-OR-DEPREC]                             0
[NET-ASSETS]                                   750,051
[DIVIDEND-INCOME]                                    0
[INTEREST-INCOME]                               42,984
[OTHER-INCOME]                                       0
[EXPENSES-NET]                                   2,715
[NET-INVESTMENT-INCOME]                         40,269
[REALIZED-GAINS-CURRENT]                             0
[APPREC-INCREASE-CURRENT]                            0
[NET-CHANGE-FROM-OPS]                           40,269
[EQUALIZATION]                                       0
[DISTRIBUTIONS-OF-INCOME]                       40,269
[DISTRIBUTIONS-OF-GAINS]                             0
[DISTRIBUTIONS-OTHER]                                0
[NUMBER-OF-SHARES-SOLD]                      2,484,810
[NUMBER-OF-SHARES-REDEEMED]                  2,457,920
[SHARES-REINVESTED]                              6,595
[NET-CHANGE-IN-ASSETS]                          33,485
[ACCUMULATED-NII-PRIOR]                              0
[ACCUMULATED-GAINS-PRIOR]                            0
[OVERDISTRIB-NII-PRIOR]                              0
[OVERDIST-NET-GAINS-PRIOR]                           0
[GROSS-ADVISORY-FEES]                            3,878
[INTEREST-EXPENSE]                                   0
[GROSS-EXPENSE]                                  5,066
[AVERAGE-NET-ASSETS]                           775,611
[PER-SHARE-NAV-BEGIN]                             1.00
[PER-SHARE-NII]                                    .05
[PER-SHARE-GAIN-APPREC]                              0
[PER-SHARE-DIVIDEND]                               .05
[PER-SHARE-DISTRIBUTIONS]                            0
[RETURNS-OF-CAPITAL]                                 0
[PER-SHARE-NAV-END]                               1.00
[EXPENSE-RATIO]                                   0.35
[AVG-DEBT-OUTSTANDING]                               0
[AVG-DEBT-PER-SHARE]                                 0

[ARTICLE] 6
[CIK] 0000824612
[NAME] PORTICO U.S. TREASURY MONEY MARKET FUND
[SERIES]
   [NUMBER] 10
   [NAME] PORTICO U.S. TREASURY MONEY MARKET FUND
[MULTIPLIER] 1000

[PERIOD-TYPE]                   12-MOS
[FISCAL-YEAR-END]                          OCT-31-1996
[PERIOD-START]                             NOV-01-1995
[PERIOD-END]                               OCT-31-1996
[INVESTMENTS-AT-COST]                           52,829
[INVESTMENTS-AT-VALUE]                          52,859
[RECEIVABLES]                                      851
[ASSETS-OTHER]                                       2
[OTHER-ITEMS-ASSETS]                                 0
[TOTAL-ASSETS]                                  53,682
[PAYABLE-FOR-SECURITIES]                             0
[SENIOR-LONG-TERM-DEBT]                              0
[OTHER-ITEMS-LIABILITIES]                          252
[TOTAL-LIABILITIES]                                252
[SENIOR-EQUITY]                                      0
[PAID-IN-CAPITAL-COMMON]                        53,425
[SHARES-COMMON-STOCK]                           53,430
[SHARES-COMMON-PRIOR]                           64,655
[ACCUMULATED-NII-CURRENT]                            0
[OVERDISTRIBUTION-NII]                               0
[ACCUMULATED-NET-GAINS]                              0
[OVERDISTRIBUTION-GAINS]                             0
[ACCUM-APPREC-OR-DEPREC]                             0
[NET-ASSETS]                                    53,430
[DIVIDEND-INCOME]                                    0
[INTEREST-INCOME]                                3,322
[OTHER-INCOME]                                       0
[EXPENSES-NET]                                     376
[NET-INVESTMENT-INCOME]                          2,946
[REALIZED-GAINS-CURRENT]                             0
[APPREC-INCREASE-CURRENT]                            0
[NET-CHANGE-FROM-OPS]                            2,946
[EQUALIZATION]                                       0
[DISTRIBUTIONS-OF-INCOME]                        2,946
[DISTRIBUTIONS-OF-GAINS]                             0
[DISTRIBUTIONS-OTHER]                                0
[NUMBER-OF-SHARES-SOLD]                        187,850
[NUMBER-OF-SHARES-REDEEMED]                    199,390
[SHARES-REINVESTED]                                315
[NET-CHANGE-IN-ASSETS]                        (11,225)
[ACCUMULATED-NII-PRIOR]                              0
[ACCUMULATED-GAINS-PRIOR]                            0
[OVERDISTRIB-NII-PRIOR]                              0
[OVERDIST-NET-GAINS-PRIOR]                           0
[GROSS-ADVISORY-FEES]                              313
[INTEREST-EXPENSE]                                   0
[GROSS-EXPENSE]                                    503
[AVERAGE-NET-ASSETS]                            62,650
[PER-SHARE-NAV-BEGIN]                             1.00
[PER-SHARE-NII]                                    .05
[PER-SHARE-GAIN-APPREC]                              0
[PER-SHARE-DIVIDEND]                               .05
[PER-SHARE-DISTRIBUTIONS]                            0
[RETURNS-OF-CAPITAL]                                 0
[PER-SHARE-NAV-END]                               1.00
[EXPENSE-RATIO]                                   0.60
[AVG-DEBT-OUTSTANDING]                               0
[AVG-DEBT-PER-SHARE]                                 0

[ARTICLE] 6
[CIK] 0000824612
[NAME] PORTICO BALANCED FUND
[SERIES]
   [NUMBER] 11
   [NAME] PORTICO BALANCED FUND - RETAIL SERIES
[MULTIPLIER] 1000

[PERIOD-TYPE]                   12-MOS
[FISCAL-YEAR-END]                          OCT-31-1996
[PERIOD-START]                             NOV-01-1995
[PERIOD-END]                               OCT-31-1996
[INVESTMENTS-AT-COST]                          132,152
[INVESTMENTS-AT-VALUE]                         157,573
[RECEIVABLES]                                    1,716
[ASSETS-OTHER]                                       8
[OTHER-ITEMS-ASSETS]                                 0
[TOTAL-ASSETS]                                 159,297
[PAYABLE-FOR-SECURITIES]                           708
[SENIOR-LONG-TERM-DEBT]                              0
[OTHER-ITEMS-LIABILITIES]                          140
[TOTAL-LIABILITIES]                                848
[SENIOR-EQUITY]                                      0
[PAID-IN-CAPITAL-COMMON]                       123,551
[SHARES-COMMON-STOCK]                            1,038
[SHARES-COMMON-PRIOR]                              843
[ACCUMULATED-NII-CURRENT]                          367
[OVERDISTRIBUTION-NII]                               0
[ACCUMULATED-NET-GAINS]                          9,109
[OVERDISTRIBUTION-GAINS]                             0
[ACCUM-APPREC-OR-DEPREC]                        25,421
[NET-ASSETS]                                   158,449
[DIVIDEND-INCOME]                                  449
[INTEREST-INCOME]                                3,630
[OTHER-INCOME]                                      24
[EXPENSES-NET]                                   1,164
[NET-INVESTMENT-INCOME]                          2,939
[REALIZED-GAINS-CURRENT]                         9,418
[APPREC-INCREASE-CURRENT]                        4,478
[NET-CHANGE-FROM-OPS]                           16,835
[EQUALIZATION]                                       0
[DISTRIBUTIONS-OF-INCOME]                          449
[DISTRIBUTIONS-OF-GAINS]                           485
[DISTRIBUTIONS-OTHER]                                0
[NUMBER-OF-SHARES-SOLD]                            296
[NUMBER-OF-SHARES-REDEEMED]                        137
[SHARES-REINVESTED]                                 35
[NET-CHANGE-IN-ASSETS]                          32,065
[ACCUMULATED-NII-PRIOR]                            226
[ACCUMULATED-GAINS-PRIOR]                        2,346
[OVERDISTRIB-NII-PRIOR]                              0
[OVERDIST-NET-GAINS-PRIOR]                           0
[GROSS-ADVISORY-FEES]                            1,100
[INTEREST-EXPENSE]                                   0
[GROSS-EXPENSE]                                  1,577
[AVERAGE-NET-ASSETS]                           146,821
[PER-SHARE-NAV-BEGIN]                            25.89
[PER-SHARE-NII]                                   0.47
[PER-SHARE-GAIN-APPREC]                           2.64
[PER-SHARE-DIVIDEND]                              0.47
[PER-SHARE-DISTRIBUTIONS]                         0.55
[RETURNS-OF-CAPITAL]                                 0
[PER-SHARE-NAV-END]                              27.98
[EXPENSE-RATIO]                                   1.00
[AVG-DEBT-OUTSTANDING]                               0
[AVG-DEBT-PER-SHARE]                                 0

[ARTICLE] 6
[CIK] 0000824612
[NAME] PORTICO BALANCED FUND
[SERIES]
   [NUMBER] 11
   [NAME] PORTICO BALANCED FUND - INSTITUTIONAL SERIES
[MULTIPLIER] 1000

[PERIOD-TYPE]                   12-MOS
[FISCAL-YEAR-END]                          OCT-31-1996
[PERIOD-START]                             NOV-01-1995
[PERIOD-END]                               OCT-31-1996
[INVESTMENTS-AT-COST]                          132,152
[INVESTMENTS-AT-VALUE]                         157,573
[RECEIVABLES]                                    1,716
[ASSETS-OTHER]                                       8
[OTHER-ITEMS-ASSETS]                                 0
[TOTAL-ASSETS]                                 159,297
[PAYABLE-FOR-SECURITIES]                           708
[SENIOR-LONG-TERM-DEBT]                              0
[OTHER-ITEMS-LIABILITIES]                          140
[TOTAL-LIABILITIES]                                848
[SENIOR-EQUITY]                                      0
[PAID-IN-CAPITAL-COMMON]                       123,551
[SHARES-COMMON-STOCK]                            4,623
[SHARES-COMMON-PRIOR]                            4,036
[ACCUMULATED-NII-CURRENT]                          367
[OVERDISTRIBUTION-NII]                               0
[ACCUMULATED-NET-GAINS]                          9,109
[OVERDISTRIBUTION-GAINS]                             0
[ACCUM-APPREC-OR-DEPREC]                        25,421
[NET-ASSETS]                                   158,449
[DIVIDEND-INCOME]                                  449
[INTEREST-INCOME]                                3,630
[OTHER-INCOME]                                      24
[EXPENSES-NET]                                   1,164
[NET-INVESTMENT-INCOME]                          2,939
[REALIZED-GAINS-CURRENT]                         9,418
[APPREC-INCREASE-CURRENT]                        4,478
[NET-CHANGE-FROM-OPS]                           16,835
[EQUALIZATION]                                       0
[DISTRIBUTIONS-OF-INCOME]                        2,354
[DISTRIBUTIONS-OF-GAINS]                         2,169
[DISTRIBUTIONS-OTHER]                                0
[NUMBER-OF-SHARES-SOLD]                          2,169
[NUMBER-OF-SHARES-REDEEMED]                      1,749
[SHARES-REINVESTED]                                167
[NET-CHANGE-IN-ASSETS]                          32,065
[ACCUMULATED-NII-PRIOR]                            226
[ACCUMULATED-GAINS-PRIOR]                        2,346
[OVERDISTRIB-NII-PRIOR]                              0
[OVERDIST-NET-GAINS-PRIOR]                           0
[GROSS-ADVISORY-FEES]                            1,100
[INTEREST-EXPENSE]                                   0
[GROSS-EXPENSE]                                  1,577
[AVERAGE-NET-ASSETS]                           146,821
[PER-SHARE-NAV-BEGIN]                            25.90
[PER-SHARE-NII]                                   0.55
[PER-SHARE-GAIN-APPREC]                           2.62
[PER-SHARE-DIVIDEND]                              0.53
[PER-SHARE-DISTRIBUTIONS]                         0.55
[RETURNS-OF-CAPITAL]                                 0
[PER-SHARE-NAV-END]                              27.99
[EXPENSE-RATIO]                                   0.75
[AVG-DEBT-OUTSTANDING]                               0
[AVG-DEBT-PER-SHARE]                                 0

[ARTICLE] 6
[CIK] 0000824612
[NAME] PORTICO MIDCORE GROWTH FUND
[SERIES]
   [NUMBER] 12
   [NAME] PORTICO MIDCORE GROWTH FUND - RETAIL SERIES
[MULTIPLIER] 1000

[PERIOD-TYPE]                   12-MOS
[FISCAL-YEAR-END]                          OCT-31-1996
[PERIOD-START]                             NOV-01-1995
[PERIOD-END]                               OCT-31-1996
[INVESTMENTS-AT-COST]                          121,551
[INVESTMENTS-AT-VALUE]                         172,110
[RECEIVABLES]                                      829
[ASSETS-OTHER]                                       7
[OTHER-ITEMS-ASSETS]                                 0
[TOTAL-ASSETS]                                 172,946
[PAYABLE-FOR-SECURITIES]                           669
[SENIOR-LONG-TERM-DEBT]                              0
[OTHER-ITEMS-LIABILITIES]                          348
[TOTAL-LIABILITIES]                              1,017
[SENIOR-EQUITY]                                      0
[PAID-IN-CAPITAL-COMMON]                       113,999
[SHARES-COMMON-STOCK]                              549
[SHARES-COMMON-PRIOR]                              395
[ACCUMULATED-NII-CURRENT]                          (2)
[OVERDISTRIBUTION-NII]                               0
[ACCUMULATED-NET-GAINS]                          7,372
[OVERDISTRIBUTION-GAINS]                             0
[ACCUM-APPREC-OR-DEPREC]                        50,559
[NET-ASSETS]                                   171,929
[DIVIDEND-INCOME]                                  948
[INTEREST-INCOME]                                  482
[OTHER-INCOME]                                       1
[EXPENSES-NET]                                   1,534
[NET-INVESTMENT-INCOME]                          (103)
[REALIZED-GAINS-CURRENT]                        12,442
[APPREC-INCREASE-CURRENT]                       15,736
[NET-CHANGE-FROM-OPS]                           28,075
[EQUALIZATION]                                       0
[DISTRIBUTIONS-OF-INCOME]                            0
[DISTRIBUTIONS-OF-GAINS]                             0
[DISTRIBUTIONS-OTHER]                                0
[NUMBER-OF-SHARES-SOLD]                            223
[NUMBER-OF-SHARES-REDEEMED]                         69
[SHARES-REINVESTED]                                  0
[NET-CHANGE-IN-ASSETS]                          27,396
[ACCUMULATED-NII-PRIOR]                            (1)
[ACCUMULATED-GAINS-PRIOR]                      (5,070)
[OVERDISTRIB-NII-PRIOR]                              0
[OVERDIST-NET-GAINS-PRIOR]                           0
[GROSS-ADVISORY-FEES]                            1,254
[INTEREST-EXPENSE]                                   0
[GROSS-EXPENSE]                                  1,659
[AVERAGE-NET-ASSETS]                           167,298
[PER-SHARE-NAV-BEGIN]                            25.58
[PER-SHARE-NII]                                 (0.07)
[PER-SHARE-GAIN-APPREC]                           4.81
[PER-SHARE-DIVIDEND]                                 0
[PER-SHARE-DISTRIBUTIONS]                            0
[RETURNS-OF-CAPITAL]                                 0
[PER-SHARE-NAV-END]                              30.32
[EXPENSE-RATIO]                                   1.15
[AVG-DEBT-OUTSTANDING]                               0
[AVG-DEBT-PER-SHARE]                                 0

[ARTICLE] 6
[CIK] 0000824612
[NAME] PORTICO MIDCORE GROWTH FUND
[SERIES]
   [NUMBER] 12
   [NAME] PORTICO MIDCORE GROWTH FUND - INSTITUTIONAL SERIES
[MULTIPLIER] 1000

[PERIOD-TYPE]                   12-MOS
[FISCAL-YEAR-END]                          OCT-31-1996
[PERIOD-START]                             NOV-01-1995
[PERIOD-END]                               OCT-31-1996
[INVESTMENTS-AT-COST]                          121,551
[INVESTMENTS-AT-VALUE]                         172,110
[RECEIVABLES]                                      829
[ASSETS-OTHER]                                       7
[OTHER-ITEMS-ASSETS]                                 0
[TOTAL-ASSETS]                                 172,946
[PAYABLE-FOR-SECURITIES]                           669
[SENIOR-LONG-TERM-DEBT]                              0
[OTHER-ITEMS-LIABILITIES]                          348
[TOTAL-LIABILITIES]                              1,017
[SENIOR-EQUITY]                                      0
[PAID-IN-CAPITAL-COMMON]                       113,999
[SHARES-COMMON-STOCK]                            5,104
[SHARES-COMMON-PRIOR]                            5,250
[ACCUMULATED-NII-CURRENT]                          (2)
[OVERDISTRIBUTION-NII]                               0
[ACCUMULATED-NET-GAINS]                          7,372
[OVERDISTRIBUTION-GAINS]                             0
[ACCUM-APPREC-OR-DEPREC]                        50,559
[NET-ASSETS]                                   171,929
[DIVIDEND-INCOME]                                  948
[INTEREST-INCOME]                                  482
[OTHER-INCOME]                                       1
[EXPENSES-NET]                                   1,534
[NET-INVESTMENT-INCOME]                          (103)
[REALIZED-GAINS-CURRENT]                        12,442
[APPREC-INCREASE-CURRENT]                       15,736
[NET-CHANGE-FROM-OPS]                           28,075
[EQUALIZATION]                                       0
[DISTRIBUTIONS-OF-INCOME]                            0
[DISTRIBUTIONS-OF-GAINS]                             0
[DISTRIBUTIONS-OTHER]                                0
[NUMBER-OF-SHARES-SOLD]                          1,555
[NUMBER-OF-SHARES-REDEEMED]                      1,701
[SHARES-REINVESTED]                                  0
[NET-CHANGE-IN-ASSETS]                          27,396
[ACCUMULATED-NII-PRIOR]                            (1)
[ACCUMULATED-GAINS-PRIOR]                      (5,070)
[OVERDISTRIB-NII-PRIOR]                              0
[OVERDIST-NET-GAINS-PRIOR]                           0
[GROSS-ADVISORY-FEES]                            1,254
[INTEREST-EXPENSE]                                   0
[GROSS-EXPENSE]                                  1,659
[AVERAGE-NET-ASSETS]                           167,298
[PER-SHARE-NAV-BEGIN]                            25.61
[PER-SHARE-NII]                                 (0.01)
[PER-SHARE-GAIN-APPREC]                           4.83
[PER-SHARE-DIVIDEND]                                 0
[PER-SHARE-DISTRIBUTIONS]                            0
[RETURNS-OF-CAPITAL]                                 0
[PER-SHARE-NAV-END]                              30.43
[EXPENSE-RATIO]                                   0.90
[AVG-DEBT-OUTSTANDING]                               0
[AVG-DEBT-PER-SHARE]                                 0

[ARTICLE] 6
[CIK] 0000824612
[NAME] PORTICO INTERMEDIATE BOND MARKET FUND
[SERIES]
   [NUMBER] 13
   [NAME] PORTICO INTERMEDIATE BOND MARKET FUND - RETAIL SERIES
[MULTIPLIER] 1000

[PERIOD-TYPE]                   12-MOS
[FISCAL-YEAR-END]                          OCT-31-1996
[PERIOD-START]                             NOV-01-1995
[PERIOD-END]                               OCT-31-1996
[INVESTMENTS-AT-COST]                          185,963
[INVESTMENTS-AT-VALUE]                         187,780
[RECEIVABLES]                                    3,208
[ASSETS-OTHER]                                      18
[OTHER-ITEMS-ASSETS]                                 0
[TOTAL-ASSETS]                                 191,006
[PAYABLE-FOR-SECURITIES]                             0
[SENIOR-LONG-TERM-DEBT]                              0
[OTHER-ITEMS-LIABILITIES]                          146
[TOTAL-LIABILITIES]                                146
[SENIOR-EQUITY]                                      0
[PAID-IN-CAPITAL-COMMON]                       190,013
[SHARES-COMMON-STOCK]                            1,707
[SHARES-COMMON-PRIOR]                            1,133
[ACCUMULATED-NII-CURRENT]                           89
[OVERDISTRIBUTION-NII]                               0
[ACCUMULATED-NET-GAINS]                        (1,061)
[OVERDISTRIBUTION-GAINS]                             0
[ACCUM-APPREC-OR-DEPREC]                         1,817
[NET-ASSETS]                                   190,860
[DIVIDEND-INCOME]                                    0
[INTEREST-INCOME]                               10,798
[OTHER-INCOME]                                       0
[EXPENSES-NET]                                     886
[NET-INVESTMENT-INCOME]                          9,912
[REALIZED-GAINS-CURRENT]                           773
[APPREC-INCREASE-CURRENT]                      (1,245)
[NET-CHANGE-FROM-OPS]                            9,440
[EQUALIZATION]                                       0
[DISTRIBUTIONS-OF-INCOME]                          816
[DISTRIBUTIONS-OF-GAINS]                             0
[DISTRIBUTIONS-OTHER]                                0
[NUMBER-OF-SHARES-SOLD]                            792
[NUMBER-OF-SHARES-REDEEMED]                        268
[SHARES-REINVESTED]                                 50
[NET-CHANGE-IN-ASSETS]                          50,343
[ACCUMULATED-NII-PRIOR]                            112
[ACCUMULATED-GAINS-PRIOR]                      (1,834)
[OVERDISTRIB-NII-PRIOR]                              0
[OVERDIST-NET-GAINS-PRIOR]                           0
[GROSS-ADVISORY-FEES]                              850
[INTEREST-EXPENSE]                                   0
[GROSS-EXPENSE]                                  1,290
[AVERAGE-NET-ASSETS]                           169,213
[PER-SHARE-NAV-BEGIN]                            10.21
[PER-SHARE-NII]                                   0.56
[PER-SHARE-GAIN-APPREC]                         (0.02)
[PER-SHARE-DIVIDEND]                              0.56
[PER-SHARE-DISTRIBUTIONS]                            0
[RETURNS-OF-CAPITAL]                                 0
[PER-SHARE-NAV-END]                              10.19
[EXPENSE-RATIO]                                   0.75
[AVG-DEBT-OUTSTANDING]                               0
[AVG-DEBT-PER-SHARE]                                 0

[ARTICLE] 6
[CIK] 0000824612
[NAME] PORTICO INTERMEDIATE BOND MARKET FUND
[SERIES]
   [NUMBER] 13
   [NAME] PORTICO INTERMEDIATE BOND MARKET FUND - INSTITUTIONAL SERIES [MULTIPLIER] 1000

[PERIOD-TYPE]                   12-MOS
[FISCAL-YEAR-END]                          OCT-31-1996
[PERIOD-START]                             NOV-01-1995
[PERIOD-END]                               OCT-31-1996
[INVESTMENTS-AT-COST]                          185,963
[INVESTMENTS-AT-VALUE]                         187,780
[RECEIVABLES]                                    3,208
[ASSETS-OTHER]                                      18
[OTHER-ITEMS-ASSETS]                                 0
[TOTAL-ASSETS]                                 191,006
[PAYABLE-FOR-SECURITIES]                             0
[SENIOR-LONG-TERM-DEBT]                              0
[OTHER-ITEMS-LIABILITIES]                          146
[TOTAL-LIABILITIES]                                146
[SENIOR-EQUITY]                                      0
[PAID-IN-CAPITAL-COMMON]                       190,013
[SHARES-COMMON-STOCK]                           17,030
[SHARES-COMMON-PRIOR]                           12,625
[ACCUMULATED-NII-CURRENT]                           89
[OVERDISTRIBUTION-NII]                               0
[ACCUMULATED-NET-GAINS]                        (1,061)
[OVERDISTRIBUTION-GAINS]                             0
[ACCUM-APPREC-OR-DEPREC]                         1,817
[NET-ASSETS]                                   190,860
[DIVIDEND-INCOME]                                    0
[INTEREST-INCOME]                               10,798
[OTHER-INCOME]                                       0
[EXPENSES-NET]                                     886
[NET-INVESTMENT-INCOME]                          9,912
[REALIZED-GAINS-CURRENT]                           773
[APPREC-INCREASE-CURRENT]                      (1,245)
[NET-CHANGE-FROM-OPS]                            9,440
[EQUALIZATION]                                       0
[DISTRIBUTIONS-OF-INCOME]                        9,121
[DISTRIBUTIONS-OF-GAINS]                             0
[DISTRIBUTIONS-OTHER]                                0
[NUMBER-OF-SHARES-SOLD]                          7,539
[NUMBER-OF-SHARES-REDEEMED]                      3,704
[SHARES-REINVESTED]                                572
[NET-CHANGE-IN-ASSETS]                          50,343
[ACCUMULATED-NII-PRIOR]                            112
[ACCUMULATED-GAINS-PRIOR]                      (1,834)
[OVERDISTRIB-NII-PRIOR]                              0
[OVERDIST-NET-GAINS-PRIOR]                           0
[GROSS-ADVISORY-FEES]                              850
[INTEREST-EXPENSE]                                   0
[GROSS-EXPENSE]                                  1,290
[AVERAGE-NET-ASSETS]                           169,213
[PER-SHARE-NAV-BEGIN]                            10.21
[PER-SHARE-NII]                                   0.59
[PER-SHARE-GAIN-APPREC]                         (0.02)
[PER-SHARE-DIVIDEND]                              0.59
[PER-SHARE-DISTRIBUTIONS]                            0
[RETURNS-OF-CAPITAL]                                 0
[PER-SHARE-NAV-END]                              10.19
[EXPENSE-RATIO]                                   0.50
[AVG-DEBT-OUTSTANDING]                               0
[AVG-DEBT-PER-SHARE]                                 0

[ARTICLE] 6
[CIK] 0000824612
[NAME] PORTICO TAX-EXEMPT INTERMEDIATE BOND FUND
[SERIES]
   [NUMBER] 14
   [NAME] PORTICO TAX-EXEMPT INTERMEDIATE BOND FUND - RETAIL SERIES [MULTIPLIER] 1000

[PERIOD-TYPE]                   12-MOS
[FISCAL-YEAR-END]                          OCT-31-1996
[PERIOD-START]                             NOV-01-1995
[PERIOD-END]                               OCT-31-1996
[INVESTMENTS-AT-COST]                           46,020
[INVESTMENTS-AT-VALUE]                          46,530
[RECEIVABLES]                                      858
[ASSETS-OTHER]                                       5
[OTHER-ITEMS-ASSETS]                                 0
[TOTAL-ASSETS]                                  47,393
[PAYABLE-FOR-SECURITIES]                             0
[SENIOR-LONG-TERM-DEBT]                              0
[OTHER-ITEMS-LIABILITIES]                           51
[TOTAL-LIABILITIES]                                 51
[SENIOR-EQUITY]                                      0
[PAID-IN-CAPITAL-COMMON]                        46,916
[SHARES-COMMON-STOCK]                            1,047
[SHARES-COMMON-PRIOR]                              753
[ACCUMULATED-NII-CURRENT]                           15
[OVERDISTRIBUTION-NII]                               0
[ACCUMULATED-NET-GAINS]                           (99)
[OVERDISTRIBUTION-GAINS]                             0
[ACCUM-APPREC-OR-DEPREC]                           510
[NET-ASSETS]                                    47,342
[DIVIDEND-INCOME]                                    0
[INTEREST-INCOME]                                1,891
[OTHER-INCOME]                                       0
[EXPENSES-NET]                                     223
[NET-INVESTMENT-INCOME]                          1,668
[REALIZED-GAINS-CURRENT]                            43
[APPREC-INCREASE-CURRENT]                         (88)
[NET-CHANGE-FROM-OPS]                            1,623
[EQUALIZATION]                                       0
[DISTRIBUTIONS-OF-INCOME]                          371
[DISTRIBUTIONS-OF-GAINS]                             0
[DISTRIBUTIONS-OTHER]                                0
[NUMBER-OF-SHARES-SOLD]                            573
[NUMBER-OF-SHARES-REDEEMED]                        311
[SHARES-REINVESTED]                                 31
[NET-CHANGE-IN-ASSETS]                          12,036
[ACCUMULATED-NII-PRIOR]                             20
[ACCUMULATED-GAINS-PRIOR]                        (142)
[OVERDISTRIB-NII-PRIOR]                              0
[OVERDIST-NET-GAINS-PRIOR]                           0
[GROSS-ADVISORY-FEES]                              199
[INTEREST-EXPENSE]                                   0
[GROSS-EXPENSE]                                    407
[AVERAGE-NET-ASSETS]                            39,822
[PER-SHARE-NAV-BEGIN]                            10.23
[PER-SHARE-NII]                                   0.40
[PER-SHARE-GAIN-APPREC]                         (0.01)
[PER-SHARE-DIVIDEND]                              0.41
[PER-SHARE-DISTRIBUTIONS]                            0
[RETURNS-OF-CAPITAL]                                 0
[PER-SHARE-NAV-END]                              10.21
[EXPENSE-RATIO]                                   0.75
[AVG-DEBT-OUTSTANDING]                               0
[AVG-DEBT-PER-SHARE]                                 0

[ARTICLE] 6
[CIK] 0000824612
[NAME] PORTICO TAX-EXEMPT INTERMEDIATE BOND FUND
[SERIES]
   [NUMBER] 14
   [NAME] PORTICO TAX-EXEMPT INTERMEDIATE BOND FUND - INSTITUTIONAL [MULTIPLIER] 1000

[PERIOD-TYPE]                   12-MOS
[FISCAL-YEAR-END]                          OCT-31-1996
[PERIOD-START]                             NOV-01-1995
[PERIOD-END]                               OCT-31-1996
[INVESTMENTS-AT-COST]                           46,020
[INVESTMENTS-AT-VALUE]                          46,530
[RECEIVABLES]                                      858
[ASSETS-OTHER]                                       5
[OTHER-ITEMS-ASSETS]                                 0
[TOTAL-ASSETS]                                  47,393
[PAYABLE-FOR-SECURITIES]                             0
[SENIOR-LONG-TERM-DEBT]                              0
[OTHER-ITEMS-LIABILITIES]                           51
[TOTAL-LIABILITIES]                                 51
[SENIOR-EQUITY]                                      0
[PAID-IN-CAPITAL-COMMON]                        46,916
[SHARES-COMMON-STOCK]                            3,589
[SHARES-COMMON-PRIOR]                            2,696
[ACCUMULATED-NII-CURRENT]                           15
[OVERDISTRIBUTION-NII]                               0
[ACCUMULATED-NET-GAINS]                           (99)
[OVERDISTRIBUTION-GAINS]                             0
[ACCUM-APPREC-OR-DEPREC]                           510
[NET-ASSETS]                                    47,342
[DIVIDEND-INCOME]                                    0
[INTEREST-INCOME]                                1,891
[OTHER-INCOME]                                       0
[EXPENSES-NET]                                     223
[NET-INVESTMENT-INCOME]                          1,668
[REALIZED-GAINS-CURRENT]                            43
[APPREC-INCREASE-CURRENT]                         (88)
[NET-CHANGE-FROM-OPS]                            1,623
[EQUALIZATION]                                       0
[DISTRIBUTIONS-OF-INCOME]                        1,304
[DISTRIBUTIONS-OF-GAINS]                             0
[DISTRIBUTIONS-OTHER]                                0
[NUMBER-OF-SHARES-SOLD]                          1,800
[NUMBER-OF-SHARES-REDEEMED]                        948
[SHARES-REINVESTED]                                 41
[NET-CHANGE-IN-ASSETS]                          12,036
[ACCUMULATED-NII-PRIOR]                             20
[ACCUMULATED-GAINS-PRIOR]                        (142)
[OVERDISTRIB-NII-PRIOR]                              0
[OVERDIST-NET-GAINS-PRIOR]                           0
[GROSS-ADVISORY-FEES]                              199
[INTEREST-EXPENSE]                                   0
[GROSS-EXPENSE]                                    407
[AVERAGE-NET-ASSETS]                            39,822
[PER-SHARE-NAV-BEGIN]                            10.24
[PER-SHARE-NII]                                   0.43
[PER-SHARE-GAIN-APPREC]                         (0.03)
[PER-SHARE-DIVIDEND]                              0.43
[PER-SHARE-DISTRIBUTIONS]                            0
[RETURNS-OF-CAPITAL]                                 0
[PER-SHARE-NAV-END]                              10.21
[EXPENSE-RATIO]                                   0.50
[AVG-DEBT-OUTSTANDING]                               0
[AVG-DEBT-PER-SHARE]                                 0

[ARTICLE] 6
[CIK] 0000824612
[NAME] PORTICO INTERNATIONAL EQUITY FUND
[SERIES]
   [NUMBER] 15
   [NAME] PORTICO INTERNATIONAL EQUITY FUND - RETAIL SERIES
[MULTIPLIER] 1000

[PERIOD-TYPE]                   12-MOS
[FISCAL-YEAR-END]                          OCT-31-1996
[PERIOD-START]                             NOV-01-1995
[PERIOD-END]                               OCT-31-1996
[INVESTMENTS-AT-COST]                           47,028
[INVESTMENTS-AT-VALUE]                          46,765
[RECEIVABLES]                                       80
[ASSETS-OTHER]                                     238
[OTHER-ITEMS-ASSETS]                                 0
[TOTAL-ASSETS]                                  47,083
[PAYABLE-FOR-SECURITIES]                             0
[SENIOR-LONG-TERM-DEBT]                              0
[OTHER-ITEMS-LIABILITIES]                          132
[TOTAL-LIABILITIES]                                132
[SENIOR-EQUITY]                                      0
[PAID-IN-CAPITAL-COMMON]                        46,013
[SHARES-COMMON-STOCK]                              186
[SHARES-COMMON-PRIOR]                               85
[ACCUMULATED-NII-CURRENT]                          207
[OVERDISTRIBUTION-NII]                               0
[ACCUMULATED-NET-GAINS]                            994
[OVERDISTRIBUTION-GAINS]                             0
[ACCUM-APPREC-OR-DEPREC]                         (264)
[NET-ASSETS]                                    46,951
[DIVIDEND-INCOME]                                  833
[INTEREST-INCOME]                                   69
[OTHER-INCOME]                                       2
[EXPENSES-NET]                                     645
[NET-INVESTMENT-INCOME]                            259
[REALIZED-GAINS-CURRENT]                           973
[APPREC-INCREASE-CURRENT]                        1,579
[NET-CHANGE-FROM-OPS]                              281
[EQUALIZATION]                                       0
[DISTRIBUTIONS-OF-INCOME]                            6
[DISTRIBUTIONS-OF-GAINS]                            34
[DISTRIBUTIONS-OTHER]                                0
[NUMBER-OF-SHARES-SOLD]                            118
[NUMBER-OF-SHARES-REDEEMED]                         19
[SHARES-REINVESTED]                                  2
[NET-CHANGE-IN-ASSETS]                          14,131
[ACCUMULATED-NII-PRIOR]                            156
[ACCUMULATED-GAINS-PRIOR]                          666
[OVERDISTRIB-NII-PRIOR]                              0
[OVERDIST-NET-GAINS-PRIOR]                           0
[GROSS-ADVISORY-FEES]                              635
[INTEREST-EXPENSE]                                   0
[GROSS-EXPENSE]                                  1,007
[AVERAGE-NET-ASSETS]                            42,483
[PER-SHARE-NAV-BEGIN]                            19.15
[PER-SHARE-NII]                                   0.07
[PER-SHARE-GAIN-APPREC]                           1.43
[PER-SHARE-DIVIDEND]                              0.07
[PER-SHARE-DISTRIBUTIONS]                         0.37
[RETURNS-OF-CAPITAL]                                 0
[PER-SHARE-NAV-END]                              20.21
[EXPENSE-RATIO]                                   1.75
[AVG-DEBT-OUTSTANDING]                               0
[AVG-DEBT-PER-SHARE]                                 0

[ARTICLE] 6
[CIK] 0000824612
[NAME] PORTICO INTERNATIONAL EQUITY FUND
[SERIES]
   [NUMBER] 15
   [NAME] PORTICO INTERNATIONAL EQUITY FUND - INSTITUTIONAL SERIES [MULTIPLIER] 1000

[PERIOD-TYPE]                   12-MOS
[FISCAL-YEAR-END]                          OCT-31-1996
[PERIOD-START]                             NOV-01-1995
[PERIOD-END]                               OCT-31-1996
[INVESTMENTS-AT-COST]                           47,028
[INVESTMENTS-AT-VALUE]                          46,765
[RECEIVABLES]                                       80
[ASSETS-OTHER]                                     238
[OTHER-ITEMS-ASSETS]                                 0
[TOTAL-ASSETS]                                  47,083
[PAYABLE-FOR-SECURITIES]                             0
[SENIOR-LONG-TERM-DEBT]                              0
[OTHER-ITEMS-LIABILITIES]                          132
[TOTAL-LIABILITIES]                                132
[SENIOR-EQUITY]                                      0
[PAID-IN-CAPITAL-COMMON]                        46,013
[SHARES-COMMON-STOCK]                            2,130
[SHARES-COMMON-PRIOR]                            1,625
[ACCUMULATED-NII-CURRENT]                          207
[OVERDISTRIBUTION-NII]                               0
[ACCUMULATED-NET-GAINS]                            994
[OVERDISTRIBUTION-GAINS]                             0
[ACCUM-APPREC-OR-DEPREC]                         (264)
[NET-ASSETS]                                    46,951
[DIVIDEND-INCOME]                                  833
[INTEREST-INCOME]                                   69
[OTHER-INCOME]                                       2
[EXPENSES-NET]                                     645
[NET-INVESTMENT-INCOME]                            259
[REALIZED-GAINS-CURRENT]                           973
[APPREC-INCREASE-CURRENT]                        1,579
[NET-CHANGE-FROM-OPS]                              281
[EQUALIZATION]                                       0
[DISTRIBUTIONS-OF-INCOME]                          174
[DISTRIBUTIONS-OF-GAINS]                           637
[DISTRIBUTIONS-OTHER]                                0
[NUMBER-OF-SHARES-SOLD]                            756
[NUMBER-OF-SHARES-REDEEMED]                        291
[SHARES-REINVESTED]                                 37
[NET-CHANGE-IN-ASSETS]                          14,131
[ACCUMULATED-NII-PRIOR]                            156
[ACCUMULATED-GAINS-PRIOR]                          666
[OVERDISTRIB-NII-PRIOR]                              0
[OVERDIST-NET-GAINS-PRIOR]                           0
[GROSS-ADVISORY-FEES]                              635
[INTEREST-EXPENSE]                                   0
[GROSS-EXPENSE]                                  1,007
[AVERAGE-NET-ASSETS]                            42,483
[PER-SHARE-NAV-BEGIN]                            19.19
[PER-SHARE-NII]                                   0.11
[PER-SHARE-GAIN-APPREC]                           1.44
[PER-SHARE-DIVIDEND]                              0.10
[PER-SHARE-DISTRIBUTIONS]                         0.37
[RETURNS-OF-CAPITAL]                                 0
[PER-SHARE-NAV-END]                              20.27
[EXPENSE-RATIO]                                   1.50
[AVG-DEBT-OUTSTANDING]                               0
[AVG-DEBT-PER-SHARE]                                 0

[ARTICLE] 6
[CIK] 0000824612
[NAME] PORTICO MICROCAP FUND
[SERIES]
   [NUMBER] 16
   [NAME] PORTICO MICROCAP FUND - RETAIL SERIES
[MULTIPLIER] 1000

[PERIOD-TYPE]                   4-MOS
[FISCAL-YEAR-END]                          OCT-31-1996
[PERIOD-START]                             JUL-01-1996
[PERIOD-END]                               OCT-31-1996
[INVESTMENTS-AT-COST]                           63,366
[INVESTMENTS-AT-VALUE]                          75,929
[RECEIVABLES]                                      593
[ASSETS-OTHER]                                      31
[OTHER-ITEMS-ASSETS]                                 0
[TOTAL-ASSETS]                                  76,553
[PAYABLE-FOR-SECURITIES]                           780
[SENIOR-LONG-TERM-DEBT]                              0
[OTHER-ITEMS-LIABILITIES]                          132
[TOTAL-LIABILITIES]                                912
[SENIOR-EQUITY]                                      0
[PAID-IN-CAPITAL-COMMON]                        50,508
[SHARES-COMMON-STOCK]                              574
[SHARES-COMMON-PRIOR]                              586
[ACCUMULATED-NII-CURRENT]                          (1)
[OVERDISTRIBUTION-NII]                               0
[ACCUMULATED-NET-GAINS]                         12,571
[OVERDISTRIBUTION-GAINS]                             0
[ACCUM-APPREC-OR-DEPREC]                        12,563
[NET-ASSETS]                                    75,641
[DIVIDEND-INCOME]                                    6
[INTEREST-INCOME]                                   61
[OTHER-INCOME]                                       0
[EXPENSES-NET]                                     419
[NET-INVESTMENT-INCOME]                          (352)
[REALIZED-GAINS-CURRENT]                         5,738
[APPREC-INCREASE-CURRENT]                      (1,894)
[NET-CHANGE-FROM-OPS]                            3,492
[EQUALIZATION]                                       0
[DISTRIBUTIONS-OF-INCOME]                            0
[DISTRIBUTIONS-OF-GAINS]                             0
[DISTRIBUTIONS-OTHER]                                0
[NUMBER-OF-SHARES-SOLD]                              2
[NUMBER-OF-SHARES-REDEEMED]                         14
[SHARES-REINVESTED]                                  0
[NET-CHANGE-IN-ASSETS]                           3,010
[ACCUMULATED-NII-PRIOR]                          (262)
[ACCUMULATED-GAINS-PRIOR]                        7,446
[OVERDISTRIB-NII-PRIOR]                              0
[OVERDIST-NET-GAINS-PRIOR]                           0
[GROSS-ADVISORY-FEES]                              356
[INTEREST-EXPENSE]                                   0
[GROSS-EXPENSE]                                    431
[AVERAGE-NET-ASSETS]                            62,987
[PER-SHARE-NAV-BEGIN]                            15.42
[PER-SHARE-NII]                                 (0.08)
[PER-SHARE-GAIN-APPREC]                           0.82
[PER-SHARE-DIVIDEND]                                 0
[PER-SHARE-DISTRIBUTIONS]                            0
[RETURNS-OF-CAPITAL]                                 0
[PER-SHARE-NAV-END]                              16.16
[EXPENSE-RATIO]                                   1.97
[AVG-DEBT-OUTSTANDING]                               0
[AVG-DEBT-PER-SHARE]                                 0

[ARTICLE] 6
[CIK] 0000824612
[NAME] PORTICO MICROCAP FUND
[SERIES]
   [NUMBER] 16
   [NAME] PORTICO MICROCAP FUND - INSTITUTIONAL SERIES
[MULTIPLIER] 1000

[PERIOD-TYPE]                   4-MOS
[FISCAL-YEAR-END]                          OCT-31-1996
[PERIOD-START]                             JUL-01-1996
[PERIOD-END]                               OCT-31-1996
[INVESTMENTS-AT-COST]                           63,366
[INVESTMENTS-AT-VALUE]                          75,929
[RECEIVABLES]                                      593
[ASSETS-OTHER]                                      31
[OTHER-ITEMS-ASSETS]                                 0
[TOTAL-ASSETS]                                  76,553
[PAYABLE-FOR-SECURITIES]                           780
[SENIOR-LONG-TERM-DEBT]                              0
[OTHER-ITEMS-LIABILITIES]                          132
[TOTAL-LIABILITIES]                                912
[SENIOR-EQUITY]                                      0
[PAID-IN-CAPITAL-COMMON]                        50,508
[SHARES-COMMON-STOCK]                            4,096
[SHARES-COMMON-PRIOR]                            4,117
[ACCUMULATED-NII-CURRENT]                          (1)
[OVERDISTRIBUTION-NII]                               0
[ACCUMULATED-NET-GAINS]                         12,571
[OVERDISTRIBUTION-GAINS]                             0
[ACCUM-APPREC-OR-DEPREC]                        12,563
[NET-ASSETS]                                    75,641
[DIVIDEND-INCOME]                                    6
[INTEREST-INCOME]                                   61
[OTHER-INCOME]                                       0
[EXPENSES-NET]                                     419
[NET-INVESTMENT-INCOME]                          (352)
[REALIZED-GAINS-CURRENT]                         5,738
[APPREC-INCREASE-CURRENT]                      (1,894)
[NET-CHANGE-FROM-OPS]                            3,492
[EQUALIZATION]                                       0
[DISTRIBUTIONS-OF-INCOME]                            0
[DISTRIBUTIONS-OF-GAINS]                             0
[DISTRIBUTIONS-OTHER]                                0
[NUMBER-OF-SHARES-SOLD]                              3
[NUMBER-OF-SHARES-REDEEMED]                         24
[SHARES-REINVESTED]                                  0
[NET-CHANGE-IN-ASSETS]                           3,010
[ACCUMULATED-NII-PRIOR]                          (262)
[ACCUMULATED-GAINS-PRIOR]                        7,446
[OVERDISTRIB-NII-PRIOR]                              0
[OVERDIST-NET-GAINS-PRIOR]                           0
[GROSS-ADVISORY-FEES]                              356
[INTEREST-EXPENSE]                                   0
[GROSS-EXPENSE]                                    431
[AVERAGE-NET-ASSETS]                            62,987
[PER-SHARE-NAV-BEGIN]                            15.45
[PER-SHARE-NII]                                 (0.07)
[PER-SHARE-GAIN-APPREC]                           0.82
[PER-SHARE-DIVIDEND]                                 0
[PER-SHARE-DISTRIBUTIONS]                            0
[RETURNS-OF-CAPITAL]                                 0
[PER-SHARE-NAV-END]                              16.20
[EXPENSE-RATIO]                                   1.72
[AVG-DEBT-OUTSTANDING]                               0
[AVG-DEBT-PER-SHARE]                                 0

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